UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report

June 30, 2021
(Unaudited)

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Global Impact Fund	GGIYX	GGIIX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone Funds

0

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2021 GuideStone Funds Semi-Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2021 has been a remarkable year as we have navigated a return to normal following the most challenging days of the worldwide novel coronavirus pandemic (COVID-19). Through it all, our team has remained engaged on behalf of our investors. Even with uncertainty in the financial markets, we remain committed to the belief that markets are cyclical. Our long-term investors are wise not to allow the emotions of any day’s headlines to drive their investment decisions.
We invite you to learn more about GuideStone Funds and all of the various investment options available by visiting our website, GuideStoneFunds.com/Fund-Literature, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Market Recap
After falling in January, the S&P 500® Index advanced in each of February, March, April, May and June to finish the first six months of 2021 up 15.25%. This robust half-year performance — during which the S&P 500® hit an astounding 34 new all-time highs — was primarily driven by two key catalysts: the sustainment of a stimulus-rich environment by both the federal government and Federal Reserve (the “Fed”), and the continued reopening of the country amidst increasing vaccination rates and relaxing COVID-19 restrictions. Together, these catalysts helped boost investor optimism and foster the hope of a near-term return to normalcy.
While the U.S. dollar generally strengthened relative to developed market currencies in the first six months of the year, the MSCI EAFE Index delivered a positive return of 8.83% due to strong performance from European and U.K. equities. Emerging market equities were also positive, with the MSCI Emerging Markets Index returning 7.45% over the first half of the year despite ongoing weakness in China.
U.S. investment-grade fixed income struggled in the first three months of the year as pent-up consumer demand and growing inflation concerns pushed rates higher. This economic backdrop also caused U.S. Treasury yields to spike, with the 10-year yield soaring nearly 90% and peaking at 1.74% in the first quarter. Spreads tightened across both investment-grade and high-yield bonds through the second quarter, however, leading to gains in both asset classes as rates retraced to lower levels. Treasury yields fell materially in the second quarter, as well, with the 10-year yield ending the month of June at 1.45%. The stronger U.S. dollar weighed heavily on the global bond index, which finished the first half of the year in negative territory and lagged its domestic counterpart.
The following table summarizes the year-to-date (“YTD”) 2021 returns for each major broad-based market index, or market indicator.
Index	1 st Quarter 2021 Return	2 nd Quarter 2021 Return	YTD Returns as of June 30, 2021
U.S. Equities
S&P 500®	6.17%	8.55%	15.25%
Russell 2000	12.70%	5.47%	17.54%
International Equities
MSCI EAFE	3.48%	5.17%	8.83%
MSCI Emerging Markets	2.29%	5.05%	7.45%
U.S. Fixed Income
Bloomberg US Aggregate Bond	-3.37%	1.83%	-1.60%
Bloomberg US Corporate High Yield	0.85%	2.96%	3.62%
Global Fixed Income
Bloomberg Global Aggregate Bond	-4.46%	1.43%	-3.21%
Inflation
Inflation is one of the current buzzwords among investors — case in point, Google Trends showed a 400% jump in May in internet searches for the term “inflation.” These inflation concerns have proven to be legitimate as the core Consumer Price Index (CPI) recently experienced its fastest year-over-year increase in nearly 40 years and the Personal Consumption Expenditures (PCE) price index — the Fed’s preferred inflation gauge — posted its largest annual gain since 1992. However, current inflation expectations suggest that many consumers believe the recent spike in prices is transitory, which is a sentiment echoed by the Fed. This may be contributing to the drop in Treasury yields discussed earlier — an interesting phenomenon during a time of intensifying inflationary pressures — and surprisingly low equity market volatility.

While consumers may largely believe current levels of inflation are temporary, it also appears they are beginning to balk at some of the higher prices, especially in big-ticket items — price growth in automobiles may be nearing a peak, new home starts have declined sharply and the price of lumber has fallen 45% over the past two months. The sustainability of inflationary pressures and the Fed’s response to them will be important to watch in the second half of the year. The market’s continued confidence in accommodative Fed policy is key not just to additional gains, but to limiting the impact of potential losses as well.
Fiscal and Monetary Policy
True to its word, the Fed maintained its accommodative approach to monetary policy throughout the first half of the year. The central bank determined at each of its meetings to keep the Fed funds rate at essentially zero and continue buying Treasury and mortgage-backed securities at a rate of $120 billion per month. Chairman Powell has repeatedly stated that the Fed will not consider reducing its monetary support until the employment market has fully recovered and the average level of inflation has risen above its 2% goal.
It is important to note, however, that the Fed has become gradually more hawkish as the year has progressed. Minutes from the April Federal Open Market Committee (FOMC) meeting indicated that multiple Fed officials may soon be prepared to begin a serious discussion about withdrawing monetary stimulus. Upon the conclusion of its June meeting, the central bank’s dot plot projections were revised to telegraph the potential for at least two rate hikes by the end of 2023 — a faster-than-expected increase compared to consensus expectations just a few months earlier. Chairman Powell has continued to reiterate his belief that now is not the time to slow monetary support, but it is clearly something the Fed will be looking at more closely in future meetings. This presents a material risk to lofty equity valuations and is something to which we are paying close attention.
Economic Growth
Abundant proof exists that the U.S. economy continues to rebound — states have largely reopened, automobile sales have surged, retail foot traffic has risen and the labor market has healed materially. The Atlanta Fed’s tracking estimate for second quarter real gross domestic product (GDP) stood at over 8.5% at the end of June, down from a double-digit peak but still meaningfully strong.
The U.S. economy added jobs each month in 2021, sending the unemployment rate down from 6.7% at the beginning of the year to 5.9% at the end of June. What’s more, jobless claims have trended lower over the past six months, from more than 800,000 early in the year to under 400,000 at the end of the second quarter. While this is a very positive development for the labor market, there remains a significant gap — approximately 7 million jobs — between current and pre-pandemic levels of employment, and a complete labor market recovery remains far off in the absence of a material pick up in hiring. In fact, if job growth continued at the same level as the previous three months, it would take until January 2024 to return to pre-COVID-19 employment.
Interestingly, many employers are currently experiencing a shortage of available labor, as demand for workers is surpassing the supply of workers who are ready to take a job. Several catalysts may be driving this dichotomy, including childcare issues and overly generous federal jobless benefits. Some economists believe that hiring may not increase materially until at least September 2021, when more schools fully reopen and enhanced unemployment benefits end. This is something we will be watching closely, as we think robust job gains are on the horizon but recognize the impact that labor shortages would likely have on financial markets.
Conclusion
It has now been over one year since the pandemic-fueled market bottom on March 23, 2020. With a rapidly expanding economy, a strengthening labor market and growing levels of consumer confidence, the S&P 500® has fully recovered all losses and has now gone over seven months without a pullback of 5% or more — something that has historically occurred about once every quarter.
As we enter the back half of 2021, we believe that an equity market correction will occur at some point over the next three to six months. However, we also think that losses should be fairly brief and limited given the persistence of accommodative monetary conditions and the Fed’s transparency about its anticipated future policy adjustments. Despite solid equity performance in the first half of the year, we recognize that many of our investors and participants remain anxious about the market. We are watching several potential risks, some of which are outlined above, that could become headwinds to financial markets and take the wind out of the economy’s sails. Just as we have always done, we will keep you apprised of all major financial market events that may occur over the next six months.
Thank you for your continued confidence in GuideStone, and for allowing us the privilege of managing your hard-earned assets. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
David S. Spika, CFA
President - Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021, to June 30, 2021.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,042.00	0.11%	$0.58
	Investor	1,000.00	1,040.20	0.36	1.84
MyDestination 2025	Institutional	1,000.00	1,058.60	0.11	0.57
	Investor	1,000.00	1,056.70	0.36	1.84
MyDestination 2035	Institutional	1,000.00	1,086.70	0.13	0.67
	Investor	1,000.00	1,084.90	0.38	1.97
MyDestination 2045	Institutional	1,000.00	1,109.40	0.13	0.67
	Investor	1,000.00	1,106.70	0.38	1.97
MyDestination 2055	Institutional	1,000.00	1,114.50	0.16	0.84
	Investor	1,000.00	1,112.70	0.41	2.14
Conservation Allocation	Institutional	1,000.00	1,030.90	0.14	0.72
	Investor	1,000.00	1,029.20	0.39	1.98
Balanced Allocation	Institutional	1,000.00	1,052.00	0.12	0.61
	Investor	1,000.00	1,050.50	0.37	1.90
Growth Allocation	Institutional	1,000.00	1,091.30	0.12	0.63
	Investor	1,000.00	1,089.90	0.37	1.94
Aggressive Allocation	Institutional	1,000.00	1,122.50	0.12	0.65
	Investor	1,000.00	1,121.50	0.37	1.97
Money Market	Institutional	1,000.00	1,000.00	0.08	0.39
	Investor	1,000.00	1,000.00	0.08	0.39

Actual
Fund	Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	Institutional	$1,000.00	$1,001.50	0.34%	$1.69
	Investor	1,000.00	1,000.70	0.61	3.02
Medium-Duration Bond	Institutional	1,000.00	980.10	0.36	1.77
	Investor	1,000.00	978.90	0.63	3.08
Global Bond	Institutional	1,000.00	990.40	0.55	2.71
	Investor	1,000.00	989.60	0.83	4.12
Defensive Market Strategies®	Institutional	1,000.00	1,070.70	0.66	3.38
	Investor	1,000.00	1,069.40	0.92	4.73
Global Impact (4)	Institutional	1,000.00	1,059.00	0.82	3.50
	Investor	1,000.00	1,058.00	1.13	4.79
Equity Index	Institutional	1,000.00	1,152.40	0.13	0.68
	Investor	1,000.00	1,151.00	0.39	2.08
Value Equity	Institutional	1,000.00	1,165.20	0.64	3.46
	Investor	1,000.00	1,163.50	0.90	4.83
Growth Equity	Institutional	1,000.00	1,119.40	0.68	3.59
	Investor	1,000.00	1,118.10	0.94	4.94
Small Cap Equity	Institutional	1,000.00	1,186.40	0.90	4.88
	Investor	1,000.00	1,185.00	1.16	6.29
International Equity Index	Institutional	1,000.00	1,085.00	0.22	1.14
International Equity (3)	Institutional	1,000.00	1,085.00	0.88	4.54
	Investor	1,000.00	1,083.70	1.14	5.91
Emerging Markets Equity	Institutional	1,000.00	1,089.20	1.00	5.19
	Investor	1,000.00	1,087.90	1.29	6.66
Global Real Estate Securities	Institutional	1,000.00	1,172.90	0.81	4.35
	Investor	1,000.00	1,171.90	1.09	5.85
Strategic Alternatives (3)	Institutional	1,000.00	1,007.00	0.99	4.93
	Investor	1,000.00	1,005.00	1.32	6.56

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,024.23	0.11%	$0.58
	Investor	1,000.00	1,022.99	0.36	1.83
MyDestination 2025	Institutional	1,000.00	1,024.24	0.11	0.56
	Investor	1,000.00	1,023.00	0.36	1.81
MyDestination 2035	Institutional	1,000.00	1,024.15	0.13	0.65
	Investor	1,000.00	1,022.91	0.38	1.91
MyDestination 2045	Institutional	1,000.00	1,024.16	0.13	0.64
	Investor	1,000.00	1,022.92	0.38	1.90
MyDestination 2055	Institutional	1,000.00	1,024.00	0.16	0.80
	Investor	1,000.00	1,022.77	0.41	2.05
Conservation Allocation	Institutional	1,000.00	1,024.09	0.14	0.72
	Investor	1,000.00	1,022.84	0.39	1.98

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Balanced Allocation	Institutional	$1,000.00	$1,024.20	0.12%	$0.60
	Investor	1,000.00	1,022.95	0.37	1.87
Growth Allocation	Institutional	1,000.00	1,024.19	0.12	0.61
	Investor	1,000.00	1,022.94	0.37	1.88
Aggressive Allocation	Institutional	1,000.00	1,024.18	0.12	0.62
	Investor	1,000.00	1,022.94	0.37	1.88
Money Market	Institutional	1,000.00	1,024.40	0.08	0.39
	Investor	1,000.00	1,024.40	0.08	0.40
Low-Duration Bond	Institutional	1,000.00	1,023.10	0.34	1.71
	Investor	1,000.00	1,021.78	0.61	3.05
Medium-Duration Bond	Institutional	1,000.00	1,023.01	0.36	1.81
	Investor	1,000.00	1,021.68	0.63	3.15
Global Bond	Institutional	1,000.00	1,022.07	0.55	2.76
	Investor	1,000.00	1,020.66	0.83	4.18
Defensive Market Strategies®	Institutional	1,000.00	1,021.53	0.66	3.30
	Investor	1,000.00	1,020.22	0.92	4.62
Global Impact Fund (4)	Institutional	1,000.00	1,017.28	0.82	3.43
	Investor	1,000.00	1,016.03	1.13	4.70
Equity Index	Institutional	1,000.00	1,024.16	0.13	0.64
	Investor	1,000.00	1,022.86	0.39	1.95
Value Equity	Institutional	1,000.00	1,021.60	0.64	3.23
	Investor	1,000.00	1,020.33	0.90	4.51
Growth Equity	Institutional	1,000.00	1,021.40	0.68	3.43
	Investor	1,000.00	1,020.13	0.94	4.71
Small Cap Equity	Institutional	1,000.00	1,020.33	0.90	4.51
	Investor	1,000.00	1,019.04	1.16	5.81
International Equity Index	Institutional	1,000.00	1,023.70	0.22	1.10
International Equity (3)	Institutional	1,000.00	1,020.44	0.88	4.40
	Investor	1,000.00	1,019.13	1.14	5.72
Emerging Markets Equity	Institutional	1,000.00	1,019.83	1.00	5.02
	Investor	1,000.00	1,018.41	1.29	6.44
Global Real Estate Securities	Institutional	1,000.00	1,020.79	0.81	4.05
	Investor	1,000.00	1,019.40	1.09	5.44
Strategic Alternatives (3)	Institutional	1,000.00	1,019.89	0.99	4.96
	Investor	1,000.00	1,018.25	1.32	6.61
(1) Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period January 1, 2021, through June 30, 2021, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3) The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.
(4) The expense ratios for the Global Impact Fund are equal to the Fund's annualized expense ratios for the period January 30, 2021, through June 30, 2021, multiplied by the average account value over the period, multiplied by 151/365.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AGM	—	Assured Guarantee Municipal Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgage
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBSW	—	Bank Bill Swap Rate
Bobl	—	Bundesobligation ("federal government bond")
Bund	—	Bundesanleihe ("federal bond")
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHLMC	—	Federal Home Loan Mortgage Corporation
GDR	—	Global Depositary Receipt
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HUD	—	Housing and Urban Development
HY	—	High Yield
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MMY	—	Money Market Yield
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
QSC	—	Qatar Shareholder Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SAE	—	Societe Anonyme Egyptienne
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SonyMA	—	State of New York Mortgage Agency
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TIIE	—	The Equilibrium Interbank Interest Rate
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of June 30, 2021, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$367,560,621	33.79%
Medium-Duration Bond	383,098,544	15.74
Global Bond	95,646,323	15.45
Defensive Market Strategies®	187,588,475	13.12
Global Impact Fund	3,803,164	2.19
International Equity Index	15,784,569	1.85
International Equity	28,470,336	2.15
Emerging Markets Equity	31,559,337	3.68
Global Real Estate Securities	1,372,161	0.45
Strategic Alternatives	21,155,547	6.50

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year-end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of June 30, 2021.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of June 30, 2021.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of June 30, 2021 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
«	—	Century bond maturing in 2110.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
τ	—	The initial closing of commitments was held on January 19, 2021. The uncalled capital commitment at June 30, 2021 was $7,500,000.
	€—	Rounds to less than 1 share.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of June 30, 2021, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$365,275	0.02%
Global Bond	27,864	0.00
International Equity	—	0.00

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(ZB)	—	Par is denominated in Peruvian Sol (PEN)
(ZC)	—	Par is denominated in Israeli Shekels (ILS).
(ZD)	—	Par is demnominated in Swiss Francs (CHF).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BBH	—	Counterparty to contract is Brown Brothers Harriman.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CIBC	—	Counterparty to contract is Canadian Imperial Bank of Commerce.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Bank.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS and CMBS (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer- constrained version of the flagship US Corporate High Yield Index, which measures the USD- denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg US Government/Credit Bond Index which is a broad- based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Global Aggregate Bond Index (USD-Hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All foreign currency exposure is hedged back to USD.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg US Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. (Future Ticker: I00055US)
The Bloomberg US Treasury Bill: 1-3 Months Index tracks the market for treasury bills with 1 to 2.9999 months to maturity issued by the US government. US Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks. (Future Ticker: I00078US)
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to- book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
“Bloomberg®”, Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index, and Bloomberg 1-3 Month US Treasury Bill Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds. Bloomberg is not affiliated with GuideStone Funds, and Bloomberg does not approve, endorse, review, or recommend GuideStone Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to GuideStone Funds.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trade mark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 91.9%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,730,020	$119,077,475
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	12,328,710	187,766,258
GuideStone Global Bond Fund (Institutional Class)∞	3,904,901	39,751,893
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,442,835	80,608,384
GuideStone Equity Index Fund (Institutional Class)∞	2,742,391	126,972,687
GuideStone Small Cap Equity Fund (Institutional Class)∞	701,953	15,555,293
GuideStone International Equity Index Fund (Institutional Class)∞	5,348,742	66,912,763
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,083,595	27,982,681
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	636,771	6,934,432
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,221,947	22,286,126
Total Mutual Funds (Cost $614,619,631)		693,847,992
MONEY MARKET FUNDS — 1.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	9,626,826	9,626,826
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	120,481	120,481
Total Money Market Funds (Cost $9,747,307)		9,747,307

	Par	Value
U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Inflationary Index Bonds
0.63%, 04/15/23	$ 3,700,000	$ 4,207,880
0.13%, 07/15/24	12,100,000	14,633,304
0.13%, 07/15/26	5,250,000	6,403,902
0.38%, 07/15/27	2,620,000	3,189,689
3.88%, 04/15/29	5,490,000	12,540,216
3.38%, 04/15/32	1,170,000	2,595,778
0.63%, 02/15/43	2,925,000	4,056,071
1.00%, 02/15/48	2,810,000	4,056,301
Total U.S. Treasury Obligations (Cost $51,522,921)		51,683,141
TOTAL INVESTMENTS — 100.1% (Cost $675,889,859)		755,278,440
Liabilities in Excess of Other Assets — (0.1)%		(535,365)
NET ASSETS — 100.0%		$754,743,075
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	46.0
U.S. Equity Select Funds	29.5
Non-U.S. Equity Select Funds	12.6
U.S. Treasury Obligations	6.9
Alternative Select Funds	2.9
Money Market Funds	1.3
Real Assets Select Funds	0.9
100.1

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	8	$ 921,640	$(24,142)
MSCI Emerging Markets	09/2021	4	272,960	(1,096)
S&P 500® E-Mini	09/2021	9	1,929,870	26,833
10-Year U.S. Treasury Note	09/2021	28	3,710,000	8,701
Total Futures Contracts outstanding at June 30, 2021			$6,834,470	$ 10,296

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 9,747,307	$ 9,747,307	$ —	$ —
Mutual Funds	693,847,992	693,847,992	—	—
U.S. Treasury Obligations	51,683,141	—	51,683,141	—
Total Assets - Investments in Securities	$755,278,440	$703,595,299	$51,683,141	$ —
Other Financial Instruments***
Futures Contracts	$ 35,534	$ 35,534	$ —	$ —
Total Assets - Other Financial Instruments	$ 35,534	$ 35,534	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (25,238)	$ (25,238)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (25,238)	$ (25,238)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 95.4%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	10,279,716	$ 140,215,322
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	28,761,417	438,036,391
GuideStone Global Bond Fund (Institutional Class)∞	9,565,645	97,378,267
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	13,386,628	198,255,967
GuideStone Equity Index Fund (Institutional Class)∞	8,305,790	384,558,066
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,133,910	47,287,442
GuideStone International Equity Index Fund (Institutional Class)∞	15,853,089	198,322,149
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,391,755	85,841,266
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,771,564	19,292,331
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,124,222	31,335,945
Total Mutual Funds (Cost $1,407,802,425)		1,640,523,146
MONEY MARKET FUNDS — 1.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	25,814,855	25,814,855
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,231,392	1,231,392
Total Money Market Funds (Cost $27,046,247)		27,046,247

	Par	Value
U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Inflationary Index Bonds
0.63%, 04/15/23	$ 3,969,027	$ 4,196,508
0.13%, 07/15/24	13,608,749	14,597,023
0.13%, 07/15/26	5,849,078	6,367,309
0.38%, 07/15/27	2,860,306	3,177,514
3.88%, 04/15/29	8,918,395	12,494,532
3.38%, 04/15/32	1,760,300	2,573,592
0.63%, 02/15/43	3,397,534	4,056,071
1.00%, 02/15/48	3,043,118	4,041,866
Total U.S. Treasury Obligations (Cost $51,332,318)		51,504,415
TOTAL INVESTMENTS — 100.0% (Cost $1,486,180,990)		1,719,073,808
Other Assets in Excess of Liabilities — 0.0%		137,856
NET ASSETS — 100.0%		$1,719,211,664
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	39.4
U.S. Equity Select Funds	36.6
Non-U.S. Equity Select Funds	16.5
U.S. Treasury Obligations	3.0
Alternative Select Funds	1.8
Money Market Funds	1.6
Real Assets Select Funds	1.1
100.0

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	09/2021	84	$11,130,000	$ 48,752
MSCI EAFE Index	09/2021	31	3,571,355	(92,536)
MSCI Emerging Markets	09/2021	13	887,120	(3,476)
S&P 500® E-Mini	09/2021	40	8,577,200	96,931
Total Futures Contracts outstanding at June 30, 2021			$24,165,675	$ 49,671

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 27,046,247	$ 27,046,247	$ —	$ —
Mutual Funds	1,640,523,146	1,640,523,146	—	—
U.S. Treasury Obligations	51,504,415	—	51,504,415	—
Total Assets - Investments in Securities	$1,719,073,808	$1,667,569,393	$51,504,415	$ —
Other Financial Instruments***
Futures Contracts	$ 145,683	$ 145,683	$ —	$ —
Total Assets - Other Financial Instruments	$ 145,683	$ 145,683	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (96,012)	$ (96,012)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (96,012)	$ (96,012)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.5%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	17,266,285	$ 262,965,523
GuideStone Global Bond Fund (Institutional Class)∞	6,430,127	65,458,695
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	6,471,543	95,843,553
GuideStone Equity Index Fund (Institutional Class)∞	9,882,931	457,579,702
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,545,564	56,409,704
GuideStone International Equity Index Fund (Institutional Class)∞	18,648,493	233,292,649
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,604,773	102,132,107
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,882,282	20,498,047
GuideStone Strategic Alternatives Fund (Institutional Class)∞	330,095	3,310,848
Total Mutual Funds (Cost $1,059,995,698)		1,297,490,828
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	31,033,731	31,033,731
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	509,083	$ 509,083
Total Money Market Funds (Cost $31,542,814)		31,542,814
TOTAL INVESTMENTS — 99.9% (Cost $1,091,538,512)		1,329,033,642
Other Assets in Excess of Liabilities — 0.1%		937,178
NET ASSETS — 100.0%		$1,329,970,820
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	45.8
Non-U.S. Equity Select Funds	25.2
Fixed Income Select Funds	24.7
Money Market Funds	2.4
Real Assets Select Funds	1.5
Alternative Select Funds	0.3
99.9

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	64	$ 7,373,120	$(167,913)
MSCI Emerging Markets	09/2021	26	1,774,240	(7,126)
S&P 500 ® E-Mini	09/2021	66	14,152,380	177,241
10-Year U.S. Treasury Note	09/2021	68	9,010,000	52,413
Total Futures Contracts outstanding at June 30, 2021			$32,309,740	$ 54,615

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 31,542,814	$ 31,542,814	$ —	$ —
Mutual Funds	1,297,490,828	1,297,490,828	—	—
Total Assets - Investments in Securities	$1,329,033,642	$1,329,033,642	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 229,654	$ 229,654	$ —	$ —
Total Assets - Other Financial Instruments	$ 229,654	$ 229,654	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (175,039)	$ (175,039)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (175,039)	$ (175,039)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.8%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	6,131,233	$ 93,378,673
GuideStone Global Bond Fund (Institutional Class)∞	2,285,196	23,263,297
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	3,341,261	49,484,073
GuideStone Equity Index Fund (Institutional Class)∞	9,393,676	434,927,185
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,439,414	54,057,419
GuideStone International Equity Index Fund (Institutional Class)∞	17,913,234	224,094,559
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,329,817	98,439,435
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,638,349	17,841,625
Total Mutual Funds (Cost $772,675,263)		995,486,266
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	20,634,819	20,634,819
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	256,457	$ 256,457
Total Money Market Funds (Cost $20,891,276)		20,891,276
TOTAL INVESTMENTS — 99.9% (Cost $793,566,539)		1,016,377,542
Other Assets in Excess of Liabilities — 0.1%		1,119,691
NET ASSETS — 100.0%		$1,017,497,233
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	52.9
Non-U.S. Equity Select Funds	31.7
Fixed Income Select Funds	11.5
Money Market Funds	2.1
Real Assets Select Funds	1.7
99.9

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	48	$ 5,529,840	$(143,477)
MSCI Emerging Markets	09/2021	23	1,569,520	(6,093)
S&P 500 ® E-Mini	09/2021	51	10,935,930	152,056
10-Year U.S. Treasury Note	09/2021	21	2,782,500	17,930
Total Futures Contracts outstanding at June 30, 2021			$20,817,790	$ 20,416

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 20,891,276	$ 20,891,276	$ —	$ —
Mutual Funds	995,486,266	995,486,266	—	—
Total Assets - Investments in Securities	$1,016,377,542	$1,016,377,542	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 169,986	$ 169,986	$ —	$ —
Total Assets - Other Financial Instruments	$ 169,986	$ 169,986	$ —	$ —
Liabilities:
Other Financial Instruments
Futures Contracts	$ (149,570)	$ (149,570)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (149,570)	$ (149,570)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.9%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,452,627	$ 22,123,516
GuideStone Global Bond Fund (Institutional Class)∞	540,528	5,502,571
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	1,284,569	19,024,463
GuideStone Equity Index Fund (Institutional Class)∞	3,801,319	176,001,056
GuideStone Small Cap Equity Fund (Institutional Class)∞	973,373	21,569,954
GuideStone International Equity Index Fund (Institutional Class)∞	7,193,765	89,994,006
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,865,419	38,482,582
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	639,591	6,965,150
Total Mutual Funds (Cost $298,248,794)		379,663,298
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	7,451,026	7,451,026
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	260,528	$ 260,528
Total Money Market Funds (Cost $7,711,554)		7,711,554
TOTAL INVESTMENTS — 99.9% (Cost $305,960,348)		387,374,852
Other Assets in Excess of Liabilities — 0.1%		319,466
NET ASSETS — 100.0%		$387,694,318
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	55.9
Non-U.S. Equity Select Funds	33.1
Fixed Income Select Funds	7.1
Money Market Funds	2.0
Real Assets Select Funds	1.8
99.9

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	18	$2,073,690	$(48,545)
MSCI Emerging Markets	09/2021	10	682,400	(1,407)
S&P 500 ® E-Mini	09/2021	19	4,074,170	55,034
10-Year U.S. Treasury Note	09/2021	6	795,000	5,220
Total Futures Contracts outstanding at June 30, 2021			$7,625,260	$ 10,302

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,711,554	$ 7,711,554	$ —	$ —
Mutual Funds	379,663,298	379,663,298	—	—
Total Assets - Investments in Securities	$387,374,852	$387,374,852	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 60,254	$ 60,254	$ —	$ —
Total Assets - Other Financial Instruments	$ 60,254	$ 60,254	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (49,952)	$ (49,952)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (49,952)	$ (49,952)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 51,803,622	$ 52,735,807
Investments in securities of affiliated issuers, at value	703,474,818	1,666,338,001
Total investments, at value(1)	755,278,440	1,719,073,808
Deposits with broker for futures contracts	194,000	691,009
Receivables:
Interest	126,002	125,518
From advisor	19,098	19,741
Fund shares sold	345,769	724,841
Variation margin on futures contracts	453	—
Prepaid expenses and other assets	30,973	52,093
Total Assets	755,994,735	1,720,687,010
Liabilities
Payables:
Fund shares redeemed	1,022,758	992,863
Variation margin on futures contracts	—	5,715
Accrued expenses:
Investment advisory fees	65,938	144,581
Shareholder servicing fees	113,958	250,087
Trustee fees	4,204	7,081
Other expenses	44,802	75,019
Total Liabilities	1,251,660	1,475,346
Net Assets	$754,743,075	$1,719,211,664
Net Assets Consist of:
Paid-in-capital	$658,302,533	$1,447,599,213
Distributable earnings (loss)	96,440,542	271,612,451
Net Assets	$754,743,075	$1,719,211,664
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$197,788,229	$ 493,169,704
Institutional shares outstanding	17,335,378	41,973,599
Net asset value, offering and redemption price per Institutional share	$ 11.41	$ 11.75
Net assets applicable to the Investor Class	$556,954,846	$1,226,041,960
Investor shares outstanding	48,888,716	104,408,495
Net asset value, offering and redemption price per Investor share	$ 11.39	$ 11.74

(1)Investments in securities of unaffiliated issuers, at cost	$ 51,643,402	$ 52,563,710
Investments in securities of affiliated issuers, at cost	624,246,457	1,433,617,280
Total investments, at cost	$675,889,859	$1,486,180,990

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 509,083	$ 256,457	$ 260,528
1,328,524,559	1,016,121,085	387,114,324
1,329,033,642	1,016,377,542	387,374,852
1,310,000	1,061,000	402,006

—	—	—
—	—	—
296,439	458,613	109,559
—	—	—
38,045	31,871	17,004
1,330,678,126	1,017,929,026	387,903,421

327,615	130,759	75,632
25,954	32,238	13,244

108,636	83,164	33,340
181,377	131,234	47,596
5,014	4,143	2,778
58,710	50,255	36,513
707,306	431,793	209,103
$1,329,970,820	$1,017,497,233	$387,694,318

$1,059,836,059	$ 771,177,024	$299,262,939
270,134,761	246,320,209	88,431,379
$1,329,970,820	$1,017,497,233	$387,694,318

$ 442,238,257	$ 374,472,437	$154,005,975
36,371,173	30,780,898	8,991,844
$ 12.16	$ 12.17	$ 17.13
$ 887,732,563	$ 643,024,796	$233,688,343
73,105,132	52,954,538	13,683,882
$ 12.14	$ 12.14	$ 17.08

$ 509,083	$ 256,457	$ 260,528
1,091,029,429	793,310,082	305,699,820
$1,091,538,512	$ 793,566,539	$305,960,348
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 2,622,401
Interest	661,715
Total Investment Income	3,284,116
Expenses
Investment advisory fees	381,465
Transfer agent fees:
Institutional shares	1,999
Investor shares	10,228
Custodian fees	6,725
Shareholder servicing fees:
Investor shares	676,836
Accounting and administration fees	15,987
Professional fees	35,099
Shareholder reporting fees:
Institutional shares	149
Investor shares	3,354
Trustees expenses	4,120
Line of credit facility fees	1,714
Other expenses	39,336
Recoupment of prior expenses reduced by the Advisor	—
Total Expenses	1,177,012
Expenses waived/reimbursed(1)	(86,245)
Net Expenses	1,090,767
Net Investment Income	2,193,349
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	3,092,771
Net realized gain on investment securities of affiliated issuers	6,442,064
Net realized gain on investment securities of unaffiliated issuers	73,368
Net realized gain on futures transactions	323,445
Net realized gain	9,931,648
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	17,215,923
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	12,017
Change in unrealized appreciation (depreciation) on futures	(41,359)
Net change in unrealized appreciation (depreciation)	17,186,581
Net Realized and Unrealized Gain	27,118,229
Net Increase in Net Assets Resulting from Operations	$29,311,578

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 6,575,727	$ 5,230,658	$ 3,580,553	$ 1,318,934
661,178	—	—	—
7,236,905	5,230,658	3,580,553	1,318,934

839,281	616,717	472,632	176,325

2,258	2,313	2,312	2,259
15,448	10,750	9,799	8,583
10,757	12,581	11,461	9,425

1,460,801	1,032,373	745,776	263,748
36,214	26,769	20,516	7,659
35,579	35,233	35,090	34,880

312	347	354	320
4,671	3,632	3,029	2,269
6,940	4,916	4,064	2,738
3,004	2,134	1,744	1,096
53,265	51,771	46,146	39,614
—	34,019	3,044	—
2,468,530	1,833,555	1,355,967	548,916
(98,554)	—	—	(1,410)
2,369,976	1,833,555	1,355,967	547,506
4,866,929	3,397,103	2,224,586	771,428

8,245,170	6,802,569	5,438,409	2,156,140
12,974,795	11,258,903	7,487,375	2,027,561
79,518	—	—	—
1,397,322	2,471,676	2,266,991	878,857
22,696,805	20,533,148	15,192,775	5,062,558
64,359,568	78,358,565	79,663,650	32,107,028
10,544	—	—	—
(172,972)	(263,518)	(257,739)	(103,918)
64,197,140	78,095,047	79,405,911	32,003,110
86,893,945	98,628,195	94,598,686	37,065,668
$91,760,874	$102,025,298	$96,823,272	$37,837,096
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20	06/30/21	12/31/20
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 2,193,349	$ 8,841,489	$ 4,866,929	$ 19,606,645
Net realized gain on investment securities and futures transactions	9,931,648	15,908,913	22,696,805	41,895,796
Net change in unrealized appreciation (depreciation) on investment securities and futures	17,186,581	32,809,077	64,197,140	87,944,530
Net increase in net assets resulting from operations	29,311,578	57,559,479	91,760,874	149,446,971
Distributions to Shareholders:
Institutional shares	—	(6,408,437)	—	(17,903,630)
Investor shares	—	(18,764,203)	—	(42,018,908)
Total distributions	—	(25,172,640)	—	(59,922,538)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	32,494,268	41,045,766	40,697,936	97,587,137
Investor shares	42,924,735	60,915,701	87,630,300	106,704,232
Reinvestment of dividends and distributions
Institutional shares	—	6,408,437	—	17,903,630
Investor shares	—	18,759,541	—	42,015,796
Total proceeds from shares sold and reinvested	75,419,003	127,129,445	128,328,236	264,210,795
Value of shares redeemed
Institutional shares	(12,072,736)	(28,757,117)	(24,218,471)	(53,695,788)
Investor shares	(35,815,088)	(100,454,578)	(44,854,118)	(141,392,507)
Total value of shares redeemed	(47,887,824)	(129,211,695)	(69,072,589)	(195,088,295)
Net increase (decrease) from capital share transactions(1)	27,531,179	(2,082,250)	59,255,647	69,122,500
Total increase in net assets	56,842,757	30,304,589	151,016,521	158,646,933
Net Assets:
Beginning of Period	697,900,318	667,595,729	1,568,195,143	1,409,548,210
End of Period	$754,743,075	$ 697,900,318	$1,719,211,664	$1,568,195,143

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/21	12/31/20	06/30/21	12/31/20	06/30/21	12/31/20
(Unaudited)		(Unaudited)		(Unaudited)

$ 3,397,103	$ 13,446,206	$ 2,224,586	$ 9,964,337	$ 771,428	$ 3,486,476
20,533,148	25,928,586	15,192,775	14,316,641	5,062,558	3,630,316
78,095,047	90,280,776	79,405,911	84,113,480	32,003,110	33,501,116
102,025,298	129,655,568	96,823,272	108,394,458	37,837,096	40,617,908

—	(12,154,818)	—	(8,196,290)	—	(2,929,834)
—	(22,913,162)	—	(12,765,470)	—	(3,887,403)
—	(35,067,980)	—	(20,961,760)	—	(6,817,237)

40,411,960	93,832,021	24,715,064	69,124,988	15,615,627	43,068,497
66,496,259	78,771,395	36,877,925	52,552,692	24,357,848	39,537,765

—	12,154,818	—	8,196,290	—	2,929,834
—	22,911,118	—	12,765,324	—	3,887,416
106,908,219	207,669,352	61,592,989	142,639,294	39,973,475	89,423,512

(12,186,066)	(23,785,558)	(9,936,792)	(17,569,090)	(7,172,797)	(7,189,755)
(12,636,605)	(61,433,706)	(7,860,694)	(36,714,974)	(2,370,365)	(17,236,823)
(24,822,671)	(85,219,264)	(17,797,486)	(54,284,064)	(9,543,162)	(24,426,578)
82,085,548	122,450,088	43,795,503	88,355,230	30,430,313	64,996,934
184,110,846	217,037,676	140,618,775	175,787,928	68,267,409	98,797,605

1,145,859,974	928,822,298	876,878,458	701,090,530	319,426,909	220,629,304
$1,329,970,820	$1,145,859,974	$1,017,497,233	$876,878,458	$387,694,318	$319,426,909
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2021(3)	$10.95	$0.05	$ 0.41	$ 0.46	$ —	$ —	$ —	$11.41	4.20%	$ 197,788	0.11%	0.14%	0.81%	9%
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(4)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2021(3)	$10.95	$0.03	$ 0.41	$ 0.44	$ —	$ —	$ —	$11.39	4.02%	$ 556,955	0.36%	0.39%	0.54%	9%
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16

MyDestination 2025 Fund
Institutional Class
2021(3)	$11.10	$0.04	$ 0.61	$ 0.65	$ —	$ —	$ —	$11.75	5.86%	$ 493,170	0.11%	0.12%	0.77%	4%
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(4)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2021(3)	$11.11	$0.03	$ 0.60	$ 0.63	$ —	$ —	$ —	$11.74	5.67%	$1,226,042	0.36%	0.37%	0.52%	4%
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17

MyDestination 2035 Fund
Institutional Class
2021(3)	$11.19	$0.04	$ 0.93	$ 0.97	$ —	$ —	$ —	$12.16	8.67%	$ 442,238	0.13%	0.13%	0.73%	4%
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(4)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2021(3)	$11.19	$0.03	$ 0.92	$ 0.95	$ —	$ —	$ —	$12.14	8.49%	$ 887,733	0.38%	0.38%	0.46%	4%
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.39%, 0.39%, 0.36%, 0.34% and 0.34%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2021(3)	$10.97	$0.04	$ 1.16	$ 1.20	$ —	$ —	$ —	$12.17	10.94%	$374,472	0.13%	0.13%	0.63%	3%
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(4)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2021(3)	$10.97	$0.02	$ 1.15	$ 1.17	$ —	$ —	$ —	$12.14	10.67%	$643,025	0.38%	0.38%	0.38%	3%
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16

MyDestination 2055 Fund
Institutional Class
2021(3)	$15.37	$0.05	$ 1.71	$ 1.76	$ —	$ —	$ —	$17.13	11.45%	$154,006	0.16%	0.16%	0.58%	3%
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(4)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2021(3)	$15.34	$0.03	$ 1.71	$ 1.74	$ —	$ —	$ —	$17.08	11.27%	$233,688	0.41%	0.41%	0.34%	3%
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.39%, 0.39%, 0.36%, 0.34% and 0.34%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(4)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 98.6%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	19,609,034	$267,467,227
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,760,769	72,506,519
GuideStone Global Bond Fund (Institutional Class)∞	1,787,604	18,197,804
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,878,380	42,628,811
GuideStone Global Impact Fund (Institutional Class)∞	1,600,000	16,944,000
GuideStone Value Equity Fund (Institutional Class)∞	1,329,927	29,404,685
GuideStone Small Cap Equity Fund (Institutional Class)∞	276,964	6,137,532
GuideStone Growth Equity Fund (Institutional Class)∞	948,758	31,868,780
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	996,187	13,378,790
GuideStone International Equity Fund (Institutional Class)∞	1,897,692	30,268,188
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	630,915	6,870,663
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,783,565	27,919,151
Total Mutual Funds (Cost $524,040,146)		563,592,150
MONEY MARKET FUNDS — 1.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	7,894,143	7,894,143
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	11,489	$ 11,489
Total Money Market Funds (Cost $7,905,632)		7,905,632
TOTAL INVESTMENTS — 100.0% (Cost $531,945,778)		571,497,782
Liabilities in Excess of Other Assets — (0.0)%		(87,160)
NET ASSETS — 100.0%		$571,410,622
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	62.7
U.S. Equity Select Funds	19.2
Non-U.S. Equity Select Funds	7.6
Alternative Select Funds	4.9
Impact Select Funds	3.0
Money Market Funds	1.4
Real Assets Select Funds	1.2
100.0

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	5	$ 576,025	$(11,223)
MSCI Emerging Markets	09/2021	4	272,960	525
S&P 500 ® E-Mini	09/2021	6	1,286,580	15,594
2-Year U.S. Treasury Note	09/2021	37	8,151,852	(8,034)
Total Futures Contracts outstanding at June 30, 2021			$10,287,417	$ (3,138)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,905,632	$ 7,905,632	$ —	$ —
Mutual Funds	563,592,150	563,592,150	—	—
Total Assets - Investments in Securities	$571,497,782	$571,497,782	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 16,119	$ 16,119	$ —	$ —
Total Assets - Other Financial Instruments	$ 16,119	$ 16,119	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (19,257)	$ (19,257)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (19,257)	$ (19,257)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.7%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	4,998,035	$ 68,173,200
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	32,262,285	491,354,599
GuideStone Global Bond Fund (Institutional Class)∞	13,644,664	138,902,675
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,343,525	182,807,607
GuideStone Global Impact Fund (Institutional Class)∞	6,600,000	69,894,000
GuideStone Value Equity Fund (Institutional Class)∞	7,835,603	173,245,176
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,532,662	33,963,796
GuideStone Growth Equity Fund (Institutional Class)∞	5,262,323	176,761,413
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,371,149	72,134,536
GuideStone International Equity Fund (Institutional Class)∞	10,865,194	173,299,841
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,420,275	37,246,800
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,463,988	64,833,798
Total Mutual Funds (Cost $1,505,988,574)		1,682,617,441
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	38,733,383	38,733,383
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	52,337	$ 52,337
Total Money Market Funds (Cost $38,785,720)		38,785,720
TOTAL INVESTMENTS — 100.0% (Cost $1,544,774,294)		1,721,403,161
Other Assets in Excess of Liabilities — 0.0%		723,713
NET ASSETS — 100.0%		$1,722,126,874
PORTFOLIO SUMMARY (based on net assets)
%
Fixed Income Select Funds	40.5
U.S. Equity Select Funds	32.9
Non-U.S. Equity Select Funds	14.3
Impact Select Funds	4.0
Alternative Select Funds	3.8
Money Market Funds	2.3
Real Assets Select Funds	2.2
100.0

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	52	$ 5,990,660	$(155,254)
MSCI Emerging Markets	09/2021	35	2,388,400	(9,125)
S&P 500® E-Mini	09/2021	60	12,865,800	178,890
10-Year U.S. Treasury Note	09/2021	35	4,637,500	19,824
U.S. Treasury Long Bond	09/2021	32	5,144,000	142,019
5-Year U.S. Treasury Note	09/2021	59	7,282,352	(14,341)
Total Futures Contracts outstanding at June 30, 2021			$38,308,712	$ 162,013

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 38,785,720	$ 38,785,720	$ —	$ —
Mutual Funds	1,682,617,441	1,682,617,441	—	—
Total Assets - Investments in Securities	$1,721,403,161	$1,721,403,161	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 340,733	$ 340,733	$ —	$ —
Total Assets - Other Financial Instruments	$ 340,733	$ 340,733	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (178,720)	$ (178,720)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (178,720)	$ (178,720)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.5%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	1,727,989	$ 23,569,771
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,236,988	171,139,325
GuideStone Global Bond Fund (Institutional Class)∞	4,779,523	48,655,543
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,381,619	64,891,779
GuideStone Global Impact Fund (Institutional Class)∞	5,261,625	55,720,607
GuideStone Value Equity Fund (Institutional Class)∞	11,545,678	255,274,939
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,242,309	49,689,574
GuideStone Growth Equity Fund (Institutional Class)∞	7,758,148	260,596,200
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,292,045	111,362,162
GuideStone International Equity Fund (Institutional Class)∞	16,125,582	257,203,027
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,832,381	41,734,634
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,264,944	32,747,389
Total Mutual Funds (Cost $1,186,579,009)		1,372,584,950
MONEY MARKET FUNDS — 2.5%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	35,089,313	35,089,313
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	73,206	$ 73,206
Total Money Market Funds (Cost $35,162,519)		35,162,519
TOTAL INVESTMENTS — 100.0% (Cost $1,221,741,528)		1,407,747,469
Other Assets in Excess of Liabilities — 0.0%		527,755
NET ASSETS — 100.0%		$1,408,275,224
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	44.7
Non-U.S. Equity Select Funds	26.2
Fixed Income Select Funds	17.3
Impact Select Funds	4.0
Real Assets Select Funds	3.0
Money Market Funds	2.5
Alternative Select Funds	2.3
100.0

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	68	$ 7,833,940	$(189,272)
MSCI Emerging Markets	09/2021	48	3,275,520	(10,639)
S&P 500® E-Mini	09/2021	79	16,939,970	224,531
10-Year U.S. Treasury Note	09/2021	15	1,987,500	10,068
U.S. Treasury Long Bond	09/2021	14	2,250,500	53,576
5-Year U.S. Treasury Note	09/2021	25	3,085,742	(6,405)
Total Futures Contracts outstanding at June 30, 2021			$35,373,172	$ 81,859

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 35,162,519	$ 35,162,519	$ —	$ —
Mutual Funds	1,372,584,950	1,372,584,950	—	—
Total Assets - Investments in Securities	$1,407,747,469	$1,407,747,469	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 288,175	$ 288,175	$ —	$ —
Total Assets - Other Financial Instruments	$ 288,175	$ 288,175	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (206,316)	$ (206,316)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (206,316)	$ (206,316)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
MUTUAL FUNDS — 97.5%
GuideStone Value Equity Fund (Institutional Class)∞	14,979,952	$ 331,206,738
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,903,802	64,348,257
GuideStone Growth Equity Fund (Institutional Class)∞	10,035,921	337,106,596
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	10,646,939	142,988,383
GuideStone International Equity Fund (Institutional Class)∞	20,990,943	334,805,538
Total Mutual Funds (Cost $1,009,586,308)		1,210,455,512
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	29,745,982	29,745,982
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	43,325	43,325
Total Money Market Funds (Cost $29,789,307)		29,789,307
TOTAL INVESTMENTS — 99.9% (Cost $1,039,375,615)		1,240,244,819
Other Assets in Excess of Liabilities — 0.1%		1,182,069
NET ASSETS — 100.0%		$1,241,426,888
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Equity Select Funds	59.0
Non-U.S. Equity Select Funds	38.5
Money Market Funds	2.4
99.9

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	75	$ 8,640,375	$(199,811)
MSCI Emerging Markets	09/2021	55	3,753,200	(11,265)
S&P 500 ® E-Mini	09/2021	88	18,869,840	238,981
Total Futures Contracts outstanding at June 30, 2021			$31,263,415	$ 27,905

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 29,789,307	$ 29,789,307	$ —	$ —
Mutual Funds	1,210,455,512	1,210,455,512	—	—
Total Assets - Investments in Securities	$1,240,244,819	$1,240,244,819	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 238,981	$ 238,981	$ —	$ —
Total Assets - Other Financial Instruments	$ 238,981	$ 238,981	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (211,076)	$ (211,076)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (211,076)	$ (211,076)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 11,489	$ 52,337	$ 73,206	$ 43,325
Investments in securities of affiliated issuers, at value	571,486,293	1,721,350,824	1,407,674,263	1,240,201,494
Total investments, at value(1)	571,497,782	1,721,403,161	1,407,747,469	1,240,244,819
Deposits with broker for futures contracts	126,000	1,352,000	1,661,000	1,864,000
Receivables:
Fund shares sold	151,752	43,315	51,628	10,159
Prepaid expenses and other assets	41,578	64,051	50,599	42,431
Total Assets	571,817,112	1,722,862,527	1,409,510,696	1,242,161,409
Liabilities
Payables:
Fund shares redeemed	216,064	235,607	802,462	311,998
Variation margin on futures contracts	3,563	10,739	43,704	64,660
Accrued expenses:
Investment advisory fees	46,900	141,523	115,647	101,918
Shareholder servicing fees	88,177	257,757	201,095	189,340
Trustee fees	6,202	10,300	7,785	6,620
Other expenses	45,584	79,727	64,779	59,985
Total Liabilities	406,490	735,653	1,235,472	734,521
Net Assets	$571,410,622	$1,722,126,874	$1,408,275,224	$1,241,426,888
Net Assets Consist of:
Paid-in-capital	$525,435,037	$1,521,223,763	$1,188,533,163	$1,008,462,132
Distributable earnings (loss)	45,975,585	200,903,111	219,742,061	232,964,756
Net Assets	$571,410,622	$1,722,126,874	$1,408,275,224	$1,241,426,888
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$142,614,002	$ 466,117,331	$ 428,973,058	$ 318,642,755
Institutional shares outstanding	11,555,675	34,407,425	29,664,515	21,733,682
Net asset value, offering and redemption price per Institutional share	$ 12.34	$ 13.55	$ 14.46	$ 14.66
Net assets applicable to the Investor Class	$428,796,620	$1,256,009,543	$ 979,302,166	$ 922,784,133
Investor shares outstanding	34,797,444	92,871,224	67,868,791	63,303,341
Net asset value, offering and redemption price per Investor share	$ 12.32	$ 13.52	$ 14.43	$ 14.58

(1)Investments in securities of unaffiliated issuers, at cost	$ 11,489	$ 52,337	$ 73,206	$ 43,325
Investments in securities of affiliated issuers, at cost	531,934,289	1,544,721,957	1,221,668,322	1,039,332,290
Total investments, at cost	$531,945,778	$1,544,774,294	$1,221,741,528	$1,039,375,615

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 1,181,724	$ 7,300,836	$ 5,119,355	$ 3,420,877
Interest	87	98	119	119
Total Investment Income	1,181,811	7,300,934	5,119,474	3,420,996
Expenses
Investment advisory fees	281,192	838,980	679,729	592,244
Transfer agent fees:
Institutional shares	1,926	2,000	1,914	1,865
Investor shares	14,926	24,482	18,415	16,067
Custodian fees	5,947	13,742	11,087	8,792
Shareholder servicing fees:
Investor shares	529,354	1,529,805	1,181,156	1,100,759
Accounting and administration fees	12,184	36,338	29,466	25,684
Professional fees	35,798	36,481	35,983	35,887
Shareholder reporting fees:
Institutional shares	108	125	84	59
Investor shares	4,636	6,740	5,603	4,853
Trustees expenses	6,068	10,083	7,625	6,492
Line of credit facility fees	2,378	4,178	3,178	2,711
Other expenses	40,576	53,331	51,028	45,923
Total Expenses	935,093	2,556,285	2,025,268	1,841,336
Net Investment Income	246,718	4,744,649	3,094,206	1,579,660
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,762,537	9,154,410	8,799,042	9,450,624
Net realized gain on investment securities of affiliated issuers	3,491,684	13,783,632	5,513,427	3,022,844
Net realized gain on futures transactions	309,487	1,126,433	2,327,319	3,420,334
Net realized gain	5,563,708	24,064,475	16,639,788	15,893,802
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	10,983,179	55,832,421	98,858,400	119,250,311
Change in unrealized appreciation (depreciation) on futures	(43,607)	(193,823)	(293,911)	(304,339)
Net change in unrealized appreciation (depreciation)	10,939,572	55,638,598	98,564,489	118,945,972
Net Realized and Unrealized Gain	16,503,280	79,703,073	115,204,277	134,839,774
Net Increase in Net Assets Resulting from Operations	$16,749,998	$84,447,722	$118,298,483	$136,419,434
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20	06/30/21	12/31/20
	(Unaudited)		(Unaudited)
Operations:
Net investment income	$ 246,718	$ 5,934,526	$ 4,744,649	$ 15,563,615
Net realized gain on investment securities and futures transactions	5,563,708	6,610,683	24,064,475	33,903,584
Net change in unrealized appreciation (depreciation) on investment securities and futures	10,939,572	21,981,171	55,638,598	108,766,612
Net increase in net assets resulting from operations	16,749,998	34,526,380	84,447,722	158,233,811
Distributions to Shareholders:
Institutional shares	—	(4,154,503)	—	(21,700,422)
Investor shares	—	(11,680,125)	—	(56,015,985)
Total distributions	—	(15,834,628)	—	(77,716,407)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	10,115,808	35,450,549	13,233,356	70,877,243
Investor shares	30,652,733	69,843,790	24,867,186	45,976,253
Reinvestment of dividends and distributions
Institutional shares	—	4,141,914	—	21,623,071
Investor shares	—	11,659,641	—	55,973,918
Total proceeds from shares sold and reinvested	40,768,541	121,095,894	38,100,542	194,450,485
Value of shares redeemed
Institutional shares	(7,446,710)	(20,798,028)	(20,491,561)	(45,174,857)
Investor shares	(29,515,726)	(95,489,389)	(49,672,773)	(175,636,915)
Total value of shares redeemed	(36,962,436)	(116,287,417)	(70,164,334)	(220,811,772)
Net increase (decrease) from capital share transactions(1)	3,806,105	4,808,477	(32,063,792)	(26,361,287)
Total increase in net assets	20,556,103	23,500,229	52,383,930	54,156,117
Net Assets:
Beginning of Period	550,854,519	527,354,290	1,669,742,944	1,615,586,827
End of Period	$571,410,622	$ 550,854,519	$1,722,126,874	$1,669,742,944

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/21	12/31/20	06/30/21	12/31/20
(Unaudited)		(Unaudited)

$ 3,094,206	$ 8,233,085	$ 1,579,660	$ 3,702,495
16,639,788	32,621,376	15,893,802	28,183,804
98,564,489	107,653,899	118,945,972	118,311,745
118,298,483	148,508,360	136,419,434	150,198,044

—	(20,043,664)	—	(17,131,829)
—	(43,626,556)	—	(48,458,271)
—	(63,670,220)	—	(65,590,100)

4,211,632	80,608,445	4,961,271	39,151,104
17,953,878	30,062,722	13,166,222	22,528,095

—	20,021,280	—	17,124,877
—	43,613,649	—	48,453,699
22,165,510	174,306,096	18,127,493	127,257,775

(16,190,628)	(39,461,439)	(12,561,514)	(31,600,752)
(40,303,183)	(142,809,402)	(41,449,886)	(119,347,827)
(56,493,811)	(182,270,841)	(54,011,400)	(150,948,579)
(34,328,301)	(7,964,745)	(35,883,907)	(23,690,804)
83,970,182	76,873,395	100,535,527	60,917,140

1,324,305,042	1,247,431,647	1,140,891,361	1,079,974,221
$1,408,275,224	$1,324,305,042	$1,241,426,888	$1,140,891,361
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2021(3)	$11.97	$0.02	$ 0.35	$ 0.37	$ —	$ —	$ —	$12.34	3.09%	$ 142,614	0.14%	0.14%	0.28%	5%
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
Investor Class
2021(3)	$11.97	$ —	$ 0.35	$ 0.35	$ —	$ —	$ —	$12.32	2.92%	$ 428,797	0.39%	0.39%	0.03%	5%
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5

Balanced Allocation Fund
Institutional Class
2021(3)	$12.88	$0.05	$ 0.62	$ 0.67	$ —	$ —	$ —	$13.55	5.20%	$ 466,117	0.12%	0.12%	0.75%	15%
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
Investor Class
2021(3)	$12.87	$0.03	$ 0.62	$ 0.65	$ —	$ —	$ —	$13.52	5.05%	$1,256,010	0.37%	0.37%	0.50%	15%
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2021(3)	$13.25	$0.04	$ 1.17	$ 1.21	$ —	$ —	$ —	$14.46	9.13%	$428,973	0.12%	0.12%	0.63%	11%
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
Investor Class
2021(3)	$13.24	$0.03	$ 1.16	$ 1.19	$ —	$ —	$ —	$14.43	8.99%	$979,302	0.37%	0.37%	0.38%	11%
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4

Aggressive Allocation Fund
Institutional Class
2021(3)	$13.06	$0.03	$ 1.57	$ 1.60	$ —	$ —	$ —	$14.66	12.25%	$318,643	0.12%	0.12%	0.45%	5%
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
Investor Class
2021(3)	$13.00	$0.01	$ 1.57	$ 1.58	$ —	$ —	$ —	$14.58	12.15%	$922,784	0.37%	0.37%	0.20%	5%
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.65%, 0.76% and 0.84%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 28.2%
Federal Farm Credit Bank Discount Notes
0.15%, 07/01/21	$15,865,000	$15,865,000
0.14%, 07/21/21	3,855,000	3,854,700
0.09%, 08/31/21	4,660,000	4,659,289
0.09%, 09/22/21	10,195,000	10,192,885
0.10%, 10/28/21	1,870,000	1,869,382
0.08%, 11/16/21	11,555,000	11,551,456
0.09%, 11/17/21	13,190,000	13,185,417
0.10%, 12/02/21	4,475,000	4,473,086
0.08%, 12/28/21	1,990,000	1,989,204
0.08%, 01/19/22	5,300,000	5,297,621
0.08%, 01/28/22	4,640,000	4,637,824
Federal Farm Credit Banks Funding Corporation
(Floating, ICE LIBOR USD 1M + 0.16%), 0.25%, 07/01/21†	4,705,000	4,705,000
(Floating, U.S. Treasury 3M Bill MMY + 0.23%), 0.27%, 07/08/21†	3,240,000	3,240,000
(Floating, ICE LIBOR USD 1M + 0.10%), 0.17%, 07/16/21†	5,000,000	5,000,000
(Floating, ICE LIBOR USD 1M + 0.09%), 0.19%, 08/30/21†	8,000,000	8,000,000
(Floating, ICE LIBOR USD 1M + 0.11%), 0.18%, 11/12/21†	1,600,000	1,600,000
(Floating, U.S. SOFR + 0.19%), 0.24%, 11/18/21†	2,680,000	2,680,000
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.20%, 12/13/21†	3,470,000	3,468,439
(Floating, ICE LIBOR USD 1M + 0.01%), 0.10%, 12/28/21†	3,425,000	3,424,863
(Floating, U.S. SOFR + 0.18%), 0.23%, 01/14/22†	6,170,000	6,170,000
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.17%, 05/02/22†	2,100,000	2,099,893
(Floating, U.S. SOFR + 0.19%), 0.24%, 07/14/22†	4,580,000	4,580,000
(Floating, U.S. Federal Funds + 0.18%), 0.28%, 07/20/22†	16,000,000	15,998,333
(Floating, U.S. SOFR + 0.05%), 0.10%, 09/08/22†	9,530,000	9,531,719
(Floating, U.S. SOFR + 0.06%), 0.11%, 10/21/22†	13,335,000	13,335,000
(Floating, U.S. SOFR + 0.08%), 0.13%, 11/03/22†	7,810,000	7,810,000
(Floating, U.S. SOFR + 0.03%), 0.08%, 01/12/23†	15,770,000	15,768,776
(Floating, U.S. SOFR + 0.05%), 0.10%, 02/17/23†	7,350,000	7,350,000
Federal Home Loan Bank
(Floating, U.S. SOFR + 0.08%), 0.13%, 07/08/21†	4,720,000	4,720,000
(Floating, U.S. SOFR + 0.08%), 0.13%, 07/23/21†	3,035,000	3,035,000
(Floating, U.S. SOFR + 0.02%), 0.07%, 08/23/21†	30,000,000	30,000,000
	Par	Value
(Floating, U.S. SOFR + 0.09%), 0.14%, 09/10/21†	$ 5,880,000	$ 5,880,000
0.04%, 10/15/21	3,600,000	3,599,993
0.05%, 12/23/21	4,315,000	4,314,930
(Floating, U.S. SOFR + 0.02%), 0.07%, 01/12/22†	40,000,000	40,000,000
(Floating, U.S. SOFR + 0.12%), 0.17%, 02/28/22†	8,240,000	8,240,000
(Floating, U.S. SOFR + 0.01%), 0.06%, 03/28/22†	1,310,000	1,310,000
(Floating, U.S. SOFR + 0.01%), 0.06%, 03/30/22†	2,090,000	2,090,000
(Floating, U.S. SOFR + 0.07%), 0.12%, 04/28/22†	2,565,000	2,565,000
(Floating, U.S. SOFR + 0.02%), 0.07%, 12/16/22†	19,240,000	19,240,000
Federal Home Loan Bank Discount Notes
0.00%, 07/14/21õ	2,855,000	2,854,997
0.01%, 07/28/21	4,910,000	4,909,971
0.01%, 08/11/21	4,495,000	4,494,923
0.01%, 08/12/21	2,700,000	2,699,953
0.05%, 09/17/21	25,140,000	25,137,385
0.04%, 09/23/21	8,795,000	8,794,077
0.04%, 09/29/21	43,240,000	43,235,135
0.05%, 11/05/21	5,340,000	5,339,058
0.05%, 12/22/21	2,305,000	2,304,454
Federal Home Loan Mortgage Corporation
1.13%, 08/12/21	2,535,000	2,537,877
(Floating, U.S. SOFR + 0.32%), 0.37%, 09/23/21†	9,540,000	9,540,000
(Floating, U.S. SOFR + 0.18%), 0.23%, 12/13/21†	9,870,000	9,870,000
(Floating, U.S. SOFR + 0.20%), 0.25%, 03/11/22†	5,330,000	5,330,000
(Floating, U.S. SOFR + 0.19%), 0.24%, 06/02/22†	8,900,000	8,900,000
(Floating, U.S. SOFR + 0.07%), 0.12%, 11/10/22†	5,065,000	5,065,000
Federal National Mortgage Association
1.38%, 10/07/21	3,675,000	3,687,163
(Floating, U.S. SOFR + 0.35%), 0.40%, 04/07/22†	7,655,000	7,655,000
(Floating, U.S. SOFR + 0.39%), 0.44%, 04/15/22†	8,775,000	8,775,000
Total Agency Obligations (Cost $478,462,803)		478,462,803
U.S. TREASURY OBLIGATIONS — 47.7%
U.S. Cash Management Bills
0.02%, 09/14/21	4,500,000	4,499,812
0.03%, 10/05/21	30,000,000	29,997,600
0.03%, 10/19/21	3,715,000	3,714,603
0.05%, 11/02/21	6,446,000	6,444,935
		44,656,950

See Notes to Financial Statements.

	Par	Value
U.S. Treasury Bills
0.00%, 07/01/21õ Ω	$ 2,815,000	$ 2,815,000
0.00%, 07/06/21Ω	37,727,600	37,727,600
0.01%, 07/08/21Ω	36,705,000	36,704,857
0.00%, 07/13/21õ Ω	72,955,000	72,954,870
0.01%, 07/22/21Ω	17,004,900	17,004,801
0.03%, 07/27/21Ω	28,640,000	28,639,379
0.04%, 08/05/21Ω	50,000,000	49,998,055
0.02%, 08/10/21Ω	6,715,000	6,714,815
0.01%, 08/12/21Ω	106,195,000	106,188,155
0.01%, 08/24/21Ω	100,000,000	99,992,500
0.05%, 09/30/21Ω	25,000,000	24,996,840
0.13%, 11/04/21Ω	10,102,100	10,097,327
0.04%, 11/12/21Ω	52,760,000	52,752,954
0.11%, 12/02/21Ω	41,893,400	41,873,669
0.04%, 12/09/21Ω	30,942,400	30,936,865
0.04%, 12/16/21Ω	34,357,800	34,351,387
0.06%, 12/23/21Ω	4,465,000	4,463,752
0.01%, 12/30/21Ω	22,645,000	22,632,407
0.09%, 01/27/22Ω	26,202,300	26,188,544
		707,033,777
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.27%, 07/31/21†	12,000,000	12,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.30%), 0.35%, 10/31/21†	4,215,000	4,215,837
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.11%, 07/31/22†	19,672,100	19,672,100
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 0.10%, 01/31/23†	17,000,000	17,001,776
		52,889,713
U.S. Treasury Notes
2.50%, 02/15/22	410,000	416,183
1.75%, 02/28/22	420,000	424,616
0.38%, 03/31/22	420,000	420,884
2.13%, 05/15/22	3,040,000	3,094,395
1.75%, 06/15/22	360,000	365,777
0.13%, 06/30/22	1,350,000	1,350,728
		6,072,583
Total U.S. Treasury Obligations (Cost $810,653,023)		810,653,023

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 0.03%Ø (Cost $12,369)	12,369	12,369

	Par	Value
REPURCHASE AGREEMENTS — 32.4%
Bank of Nova Scotia
0.05% (dated 06/30/21, due 07/01/21, repurchase price $80,000,111, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 4.750%, due 08/31/21 to 08/15/49, total market value $81,600,192)	$80,000,000	$80,000,000
BNP Paribas
0.05% (dated 06/30/21, due 07/01/21, repurchase price $7,000,010, collateralized by U.S. Treasury Bonds, 0.000%, due 02/15/37 to 02/15/50, total market value $7,140,000)	7,000,000	7,000,000

0.05% (dated 06/30/21, due 07/01/21, repurchase price $45,000,063, collateralized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 5.000%, due 09/09/21 to 07/01/51, total market value $46,125,511)	45,000,000	45,000,000
Citigroup Global Markets, Inc.
0.06% (dated 06/30/21, due 07/01/21, repurchase price $80,000,133, collateralized by Government National Mortgage Association and U.S. Treasury Notes, 0.125% to 5.500%, due 09/15/23 to 07/20/50, total market value $81,600,100)	80,000,000	80,000,000
Goldman Sachs & Co.
0.05% (dated 06/30/21, due 07/01/21, repurchase price $80,000,111, collateralized by Government National Mortgage Association and U.S. Treasury Bonds, 0.000% to 8.500%, due 01/20/24 to 01/15/60, total market value $81,600,000)	80,000,000	80,000,000
Mitsubishi UFJ Securities USA, Inc.
0.05% (dated 06/30/21, due 07/01/21, repurchase price $30,000,042, collateralized by Government National Mortgage Association, 2.500% to 5.500%, due 12/20/35 to 6/20/51, total market value $30,600,001)	30,000,000	30,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mizuho Securities USA, Inc.
0.06% (dated 06/30/21, due 07/01/21, repurchase price $80,000,122, collateralized by U.S. Treasury Notes, 0.125% to 2.375%, due 02/28/23 to 05/31/28, total market value $81,600,079)	$80,000,000	$ 80,000,000
Natixis S.A.
0.05% (dated 06/30/21, due 07/01/21, repurchase price $69,000,096, collateralized by U.S. Treasury Notes, 0.125%, due 06/30/23, total market value $70,380,079)	69,000,000	69,000,000
TD Securities USA LLC
0.06% (dated 06/30/21, due 07/01/21, repurchase price $80,000,133, collateralized by Federal Home Loan Mortgage Corporation, 2.500%, due 07/01/51, total market value $82,400,000)	80,000,000	80,000,000
Total Repurchase Agreements (Cost $551,000,000)		551,000,000
TOTAL INVESTMENTS —108.3% (Cost $1,840,128,195)		1,840,128,195
Liabilities in Excess of Other Assets — (8.3)%		(140,607,859)
NET ASSETS — 100.0%		$1,699,520,336
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	47.7
Repurchase Agreements	32.4
Agency Obligations	28.2
Money Market Funds	—**
108.3
**Rounds to less than 0.05%

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 478,462,803	$ —	$ 478,462,803	$ —
Money Market Funds	12,369	12,369	—	—
Repurchase Agreements	551,000,000	—	551,000,000	—
U.S. Treasury Obligations	810,653,023	—	810,653,023	—
Total Assets - Investments in Securities	$1,840,128,195	$12,369	$1,840,115,826	$ —

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Bank
0.90%, 02/26/27	$3,300,000	$ 3,271,089
0.92%, 02/26/27	3,300,000	3,258,776
Federal Home Loan Mortgage Corporation
0.80%, 10/27/26	3,000,000	2,966,884
0.80%, 10/28/26	4,000,000	3,977,967
Federal National Mortgage Association
0.70%, 07/30/25	6,000,000	5,985,305
0.88%, 12/18/26	8,700,000	8,650,996
Total Agency Obligations (Cost $28,297,052)		28,111,017
ASSET-BACKED SECURITIES — 15.7%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 1.28%, 07/15/26 144A †	131,036	131,047
AIMCO CLO, Series 2017-AA, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.24%, 04/20/34 144A †	1,000,000	1,001,430
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	829,992	838,867
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	180,000	181,304
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.05%), 1.23%, 07/24/29 144A †	2,000,000	2,001,362
AMSR Trust, Series 2020-SFR5, Class A
1.38%, 11/17/37 144A	1,350,000	1,346,773
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 2.38%, 01/28/31 144A †	450,000	449,905
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 1.12%, 07/18/27 144A †	2,147,288	2,147,985
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 1.69%, 04/20/31 144A †	250,000	249,752
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.20%, 05/15/36 144A †	2,350,000	2,357,144
	Par	Value
Ballyrock CLO, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%), 1.89%, 07/20/30 144A †	$2,540,000	$2,543,657
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 0.99%, 01/20/28 144A †	1,070,580	1,066,662
BDS, Ltd., Series 2020-FL5, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.27%, 02/16/37 144A †	750,000	753,648
BDS, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 1.14%, 06/16/36 144A †	1,450,000	1,456,897
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.09%, 10/25/37†	115,772	115,837
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor, 11.00% Cap), 0.99%, 12/25/42†	16,954	16,876
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 1.63%, 07/15/29 144A †	300,000	299,999
BMW Canada Auto Trust, Series 2021-1A, Class A2
0.50%, 07/20/24(C) 144A	1,500,000	1,203,558
BSPRT Issuer, Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.12%, 03/15/28 144A †	185,985	186,360
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.37%, 09/15/35 144A †	1,520,000	1,521,807
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	321,861	333,134
Cedar Funding VI CLO, Ltd., Series 2016-6A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.24%, 04/20/34 144A †	1,490,000	1,490,062
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	185,523	185,774
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	244,984
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	235,084

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	$ 370,000	$ 379,378
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/16/32 144A	100,000	101,057
CIFC Funding 2015-II, Ltd., Series 2015-2A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.01%, 1.01% Floor), 1.19%, 04/15/30 144A †	1,000,000	998,841
CIFC Funding, Ltd., Series 2014-4RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.32%, 10/17/30 144A †	345,000	345,140
CIFC Funding, Ltd., Series 2018-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 1.29%, 07/18/31 144A †	500,000	500,526
CIFC Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 1.88%, 07/15/32 144A †	2,660,000	2,664,545
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.37%, 08/20/35 144A †	1,290,000	1,297,839
CNH Capital Canada Receivables Trust, Series 2021-1A, Class A1
0.39%, 03/15/24(C) 144A	1,463,230	1,180,104
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	408,747	414,245
CNH Equipment Trust, Series 2019-A, Class A3
3.01%, 04/15/24	832,196	845,847
College Avenue Student Loans LLC, Series 2021-B, Class A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.90%, 06/25/52 144A †	260,000	261,064
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A
3.33%, 02/15/28 144A	577,234	581,753
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	580,000	591,307
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A
2.01%, 02/15/29 144A	1,290,000	1,312,755
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A
1.37%, 07/16/29 144A	300,000	303,736
	Par	Value
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	$ 800,000	$ 801,176
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.20% on 02/25/36), 6.22%, 09/25/36 STEP	270,443	122,901
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 0.63%, 12/25/34†	714,635	697,453
DataBank Issuer, Series 2021-1A, Class A2
2.06%, 02/27/51 144A	650,000	660,717
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,649,725
Drive Auto Receivables Trust, Series 2020-1, Class A3
2.02%, 11/15/23	153,817	154,073
Drive Auto Receivables Trust, Series 2020-1, Class B
2.08%, 07/15/24	1,150,000	1,157,936
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	850,000	865,733
Drive Auto Receivables Trust, Series 2020-2, Class B
1.42%, 03/17/25	400,000	404,071
Drive Auto Receivables Trust, Series 2021-1, Class B
0.65%, 07/15/25	1,650,000	1,657,298
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.23%, 04/20/34 144A †	1,000,000	998,296
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.08%, 10/15/27 144A †	1,235,038	1,234,174
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.08%, 04/15/29 144A †	1,000,000	999,182
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	296,477	307,862
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	94,806	95,165

See Notes to Financial Statements.

	Par	Value
Elevation CLO, Ltd., Series 2017-7A, Class A
(Floating, ICE LIBOR USD 3M + 1.22%), 1.40%, 07/15/30 144A †	$1,500,000	$1,501,256
Elmwood CLO II, Ltd., Series 2019-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.34%, 04/20/34 144A †	1,700,000	1,703,083
Enterprise Fleet Financing LLC, Series 2018-2, Class A2
3.14%, 02/20/24 144A	119,614	119,919
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	373,700
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 0.35%, 08/25/31†	199,855	195,291
FirstKey Homes Trust, Series 2020-SFR2, Class A
1.27%, 10/19/37 144A	4,689,627	4,687,038
Ford Auto Securitization Trust, Series 2020-AA, Class A2
0.89%, 08/15/24(C) 144A	3,200,000	2,589,635
Ford Credit Auto Lease Trust, Series 2020-A, Class B
2.05%, 06/15/23	1,010,000	1,025,940
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class A1
0.70%, 09/15/25	2,080,000	2,091,001
FS RIALTO, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.22%, 1.22% Floor), 1.29%, 04/16/28 144A †	270,000	270,544
GM Financial Automobile Leasing Trust, Series 2020-1, Class A3
1.67%, 12/20/22	3,800,000	3,823,295
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	400,990
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	309,022
GMF Canada Leasing Trust, Series 2020-1A, Class A2
0.91%, 07/20/23(C) 144A	3,120,000	2,523,749
GMF Canada Leasing Trust, Series 2020-1A, Class A3
1.05%, 11/20/25(C) 144A	1,690,000	1,368,987
GMF Canada Leasing Trust, Series 2021-1A, Class A2
0.64%, 03/20/24(C) 144A	2,000,000	1,611,770
GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A
0.68%, 08/15/25 144A	1,460,000	1,466,044
	Par	Value
Goldentree Loan Management US CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 1.22%, 04/20/34 144A †	$ 348,000	$ 348,807
GreatAmerica Leasing Receivables Funding LLC, Series 2019-1, Class A3
3.05%, 09/15/22 144A	583,960	589,452
GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class A3
0.34%, 08/15/24 144A	1,100,000	1,097,699
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.25%, 09/15/37 144A †	1,770,000	1,775,211
Gulf Stream Meridian 4, Ltd., Series 2021-4A, Class A1
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.31%, 07/15/34 144A †	900,000	898,385
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	700,000	707,259
Healthpeak Properties, Inc.
1.35%, 02/01/27	145,000	144,822
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,706,658
KKR CLO, Ltd., Series 16, Class A2R
(Floating, ICE LIBOR USD 3M + 1.80%, 1.80% Floor), 1.99%, 01/20/29 144A †	480,000	481,319
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.18%, 06/15/36 144A †	1,252,203	1,255,046
Kubota Credit Owner Trust, Series 2020-2A, Class A3
0.59%, 10/15/24 144A	1,520,000	1,524,795
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	37,977	37,958
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 1.23%, 10/20/27 144A †	842,430	842,445
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	359,779
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	280,000	283,277
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.20%, 05/15/28 144A †	218,084	218,460
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.37%, 07/15/36 144A †	$2,490,000	$2,499,466
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 2.09%, 04/19/30 144A †	400,000	398,893
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 1.68%, 01/22/28 144A †	600,000	596,490
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.00%), 1.19%, 07/21/30 144A †	4,300,000	4,297,804
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 0.98%, 01/15/28 144A †	2,869,373	2,872,200
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 1.16%, 04/15/31 144A †	530,000	530,579
Marathon CRE, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.23%, 06/15/28 144A †	84,092	84,219
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	315,923
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	140,000	142,492
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	110,708
MBarc Credit Canada, Inc., Series 2021-AA, Class A2
0.63%, 05/15/24(C) 144A	1,700,000	1,368,496
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.20%, 07/16/36 144A †	1,300,000	1,303,428
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	187,364	188,443
MMAF Equipment Finance LLC, Series 2020-A, Class A3
0.97%, 04/09/27 144A	1,500,000	1,513,548
MMAF Equipment Finance LLC, Series 2020-BA, Class A3
0.49%, 08/14/25 144A	1,360,000	1,360,393
	Par	Value
Navient Private Education Loan Trust, Series 2020-IA, Class A1B
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.07%, 04/15/69 144A †	$2,147,112	$2,163,818
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	337,260	344,873
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 0.99%, 05/15/68 144A †	606,807	611,032
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	600,000	620,319
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 0.97%, 11/15/68 144A †	100,000	100,744
Navient Private Education Refi Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	535,645	539,205
Navient Private Education Refi Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	1,899,110	1,913,356
Navient Private Education Refi Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	770,106	769,378
Navient Private Education Refi Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	1,850,000	1,859,351
Navient Private Education Refi Loan Trust, Series 2021-DA, Class A
(Floating, Prime Rate U.S. - 1.99%), 1.26%, 04/15/60 144A †	660,000	658,867
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	1,178,717	1,191,146
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 0.84%, 03/25/66 144A †	649,735	651,492
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.14%, 12/27/66 144A †	859,060	874,362
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.89%, 07/26/66 144A †	891,565	900,873
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	93,526	96,315

See Notes to Financial Statements.

	Par	Value
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	$ 356,833	$ 373,172
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.89%, 09/25/65 144A †	877,101	876,882
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	940,000	940,958
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	860,000	863,053
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.24%, 04/15/34 144A †	1,145,000	1,143,704
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.37%, 02/15/36 144A †	238,459	238,979
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 1.15%, 04/15/31 144A †	500,000	500,353
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.34%, 04/21/34 144A †	750,000	751,291
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	313,462	314,804
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	156,358	156,896
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 1.43%, 10/22/30 144A †	981,167	981,992
Palmer Square CLO, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 1.22%, 04/18/31 144A †	1,550,000	1,551,694
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 0.96%, 02/20/28 144A †	775,353	776,071
PFS Financing Corp, Series 2019-B, Class A
(Floating, ICE LIBOR USD 1M + 0.55%), 0.62%, 09/15/23 144A †	1,400,000	1,401,150
	Par	Value
PFS Financing Corp, Series 2020-B, Class A
1.21%, 06/15/24 144A	$1,500,000	$1,512,664
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.62%, 04/15/24 144A †	390,000	391,214
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	1,500,000	1,530,508
PFS Financing Corporation, Series 2020-F, Class A
0.93%, 08/15/24 144A	684,000	687,522
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	1,030,000	1,037,758
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	1,480,000	1,479,940
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	112,141
Santander Drive Auto Receivables Trust, Series 2020-2, Class B
0.96%, 11/15/24	130,000	130,665
Santander Drive Auto Receivables Trust, Series 2020-2, Class C
1.46%, 09/15/25	440,000	445,188
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	241,320	243,614
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.29%, 04/25/31 144A †	400,000	400,377
Sixth Street CLO XIX, Ltd., Series 2021-19A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 1.23%, 07/20/34 144A †	1,300,000	1,300,000
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 0.52%, 06/15/33†	316,689	313,994
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 0.36%, 12/16/41†	231,211	225,633
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	8,298	9,848
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 0.73%, 01/25/28†	206,683	206,726
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	$ 106,320	$ 107,425
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 1.60%, 05/15/31 144A †	508,215	512,756
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 0.82%, 01/15/37 144A †	467,781	469,686
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	1,000,000	1,029,274
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 0.93%, 09/15/37 144A †	100,000	100,771
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 0.94%, 09/15/54 144A †	3,000,000	3,031,911
SMB Private Education Loan Trust, Series 2021-A, Class APL
0.00%, 01/15/53 144A	1,003,590	1,006,547
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	160,000	162,491
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	680,000	680,933
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	329,772	333,532
SoFi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	105,305	106,465
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	34,801	35,137
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	49,039	49,905
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	464,985	479,569
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	169,106	173,387
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	176,122	181,775
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	490,000	506,639
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	505,836	518,852
	Par	Value
Springleaf Funding Trust, Series 2015-BA, Class A
3.48%, 05/15/28 144A	$ 115,783	$ 115,932
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	112,199	112,458
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,624,685
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 1.59%, 04/25/35†	140,214	141,048
STWD, Ltd., Series 2019-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.20%, 07/15/38 144A †	1,330,000	1,336,157
Taco Bell Funding LLC, Series 2018-1A, Class A2I
4.32%, 11/25/48 144A	809,250	814,343
TICP CLO VI, Ltd., Series 2016-6A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.30%, 01/15/34 144A †	1,000,000	1,000,032
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	105,193	105,682
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	472,592	481,591
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1
3.00%, 11/25/59 144A	746,733	751,867
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	874,719	900,252
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	2,473,419	2,498,850
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	610,000	615,814
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 1.93%, 04/25/32 144A †	550,000	550,649
Trillium Credit Card Trust II, Series 2020-1A, Class B
2.33%, 12/26/24 144A	215,000	217,079
TRP - TRIP Rail Master Funding LLC, Series 2021-2, Class A
2.15%, 06/19/51 144A	1,750,000	1,758,214
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.27%, 10/15/34 144A †	1,870,000	1,876,174

See Notes to Financial Statements.

	Par	Value
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.07%, 04/15/29 144A †	$3,070,000	$ 3,071,720
USQ Rail II LLC, Series 2021-3, Class A
2.21%, 06/28/51 144A	1,600,000	1,615,406
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.03%, 06/15/50 144A	670,000	701,039
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 1.06%, 04/15/27 144A †	305,048	305,185
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	420,000	427,290
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	749,640	756,352
Westlake Automobile Receivables Trust, Series 2018-3A, Class D
4.00%, 10/16/23 144A	300,000	305,088
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2
2.15%, 02/15/23 144A	55,024	55,200
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	620,000	635,669
Westlake Automobile Receivables Trust, Series 2020-2A, Class B
1.32%, 07/15/25 144A	910,000	918,055
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,047,375	1,091,567
World Omni Select Auto Trust, Series 2020-A, Class A3
0.55%, 07/15/25	810,000	812,178
Total Asset-Backed Securities (Cost $169,881,294)		171,136,078
CORPORATE BONDS — 20.6%
3M Co.
2.65%, 04/15/25	80,000	85,285
7-Eleven, Inc.
0.80%, 02/10/24 144A	865,000	863,186
0.95%, 02/10/26 144A	1,710,000	1,680,228
ADT Security Corporation (The)
4.13%, 06/15/23	180,000	189,675
AES Corporation (The)
1.38%, 01/15/26 144A	1,700,000	1,684,132
Air Lease Corporation
2.63%, 07/01/22	150,000	152,891
2.25%, 01/15/23	1,355,000	1,391,598
2.75%, 01/15/23Δ	175,000	180,605
1.88%, 08/15/26Δ	200,000	200,311
Alexander Funding Trust
1.84%, 11/15/23 144A	1,355,000	1,380,753
	Par	Value
Ally Financial, Inc.
4.13%, 02/13/22	$1,700,000	$1,739,046
1.45%, 10/02/23	2,135,000	2,167,837
3.88%, 05/21/24	400,000	431,207
Ameren Corporation
2.50%, 09/15/24	610,000	642,184
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	180,116
American Tower Corporation REIT
0.60%, 01/15/24Δ	1,300,000	1,298,902
2.40%, 03/15/25	215,000	224,844
1.30%, 09/15/25	190,000	190,605
0.45%, 01/15/27(E)	205,000	243,384
Apache Corporation
4.88%, 11/15/27	315,000	341,584
Ares Capital Corporation
3.63%, 01/19/22	1,240,000	1,257,625
Astrazeneca Finance LLC
0.70%, 05/28/24	1,400,000	1,398,284
AT&T, Inc.
1.05%, 09/05/23(E)	290,000	352,386
(Floating, Australian BBSW 3M + 1.25%), 1.28%, 09/19/23(A) †	1,240,000	941,186
0.90%, 03/25/24	1,295,000	1,297,949
1.70%, 03/25/26Δ	700,000	707,522
Athene Global Funding
2.80%, 05/26/23 144A	820,000	854,732
1.20%, 10/13/23 144A	725,000	733,445
Atmos Energy Corporation
0.63%, 03/09/23	470,000	470,159
Aviation Capital Group LLC
2.88%, 01/20/22 144A	1,000,000	1,010,292
4.38%, 01/30/24 144A	1,000,000	1,073,095
1.95%, 01/30/26 144A	285,000	285,213
Bank of America Corporation
(Variable, CAD Offered Rate 3M + 0.82%), 3.30%, 04/24/24(C) ^	2,000,000	1,681,542
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	1,850,000	1,858,178
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25Δ ^	1,555,000	1,560,500
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	600,000	601,566
(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26^	445,000	441,243
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	1,000,000	1,008,427
Becton Dickinson Euro Finance S.a.r.l.
0.63%, 06/04/23(E)	900,000	1,082,272
1.21%, 06/04/26(E)	120,000	148,955
Berry Global, Inc.
0.95%, 02/15/24 144A	1,035,000	1,037,194
1.57%, 01/15/26 144A	1,600,000	1,602,560
Boeing Co. (The)
4.51%, 05/01/23	3,000,000	3,199,261
1.43%, 02/04/24	1,970,000	1,975,375
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.20%, 02/04/26Δ	$ 200,000	$ 201,943
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	190,388
Brighthouse Financial Global Funding
1.00%, 04/12/24 144A	330,000	330,780
Broadcom, Inc.
4.70%, 04/15/25	690,000	777,780
3.15%, 11/15/25	750,000	804,332
Calpine Corporation
5.25%, 06/01/26 144A	135,000	139,248
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	791,143
Capital One Financial Corporation
0.80%, 06/12/24(E)	900,000	1,091,400
Carrier Global Corporation
2.24%, 02/15/25	50,000	52,019
CCO Holdings LLC
5.13%, 05/01/27 144A	400,000	420,060
CDK Global, Inc.
4.88%, 06/01/27	125,000	132,542
CDW LLC
5.50%, 12/01/24	275,000	306,895
Centene Corporation
5.38%, 08/15/26 144A	500,000	523,197
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 0.63%, 03/02/23†	300,000	300,078
0.70%, 03/02/23	805,000	805,096
Charter Communications Operating LLC
4.50%, 02/01/24Δ	2,700,000	2,942,471
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	722,470
Cigna Corporation
0.61%, 03/15/24	460,000	460,005
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25Δ ^	440,000	461,718
CIT Group, Inc.
5.00%, 08/15/22	750,000	784,717
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 01/24/23^	1,850,000	1,878,212
(Floating, ICE LIBOR USD 3M + 1.02%), 1.16%, 06/01/24†	1,000,000	1,015,767
(Variable, U.S. SOFR + 0.69%), 0.78%, 10/30/24^	1,775,000	1,780,017
(Variable, U.S. SOFR + 0.67%), 0.98%, 05/01/25^	1,980,000	1,985,351
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26Δ ^	525,000	562,139
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	465,000	463,548
Citrix Systems, Inc.
1.25%, 03/01/26	600,000	592,934
CNH Industrial Capital LLC
3.88%, 10/15/21	145,000	146,373
	Par	Value
1.95%, 07/02/23	$ 590,000	$ 605,030
CommonSpirit Health
1.55%, 10/01/25	800,000	807,265
Crown Americas LLC
4.75%, 02/01/26Δ	150,000	155,851
Crown Castle International Corporation REIT
1.35%, 07/15/25	335,000	337,585
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,503,544
CrownRock LP
5.63%, 10/15/25 144A	500,000	518,923
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.90%), 1.06%, 02/15/22 144A †	1,000,000	1,005,434
2.55%, 08/15/22 144A Δ	1,000,000	1,023,778
0.75%, 03/01/24 144A	1,790,000	1,794,368
Dell International LLC
5.45%, 06/15/23	1,200,000	1,302,179
Diamondback Energy, Inc.
0.90%, 03/24/23	775,000	775,200
4.75%, 05/31/25	700,000	788,914
Discover Bank
3.35%, 02/06/23	1,590,000	1,656,975
Dollar Tree, Inc.
3.70%, 05/15/23	1,100,000	1,162,781
Elanco Animal Health, Inc.
4.91%, 08/27/21	245,000	246,754
Endeavor Energy Resources LP
6.63%, 07/15/25 144A	150,000	160,952
Energy Transfer LP
3.60%, 02/01/23	105,000	108,981
4.25%, 03/15/23	1,880,000	1,973,418
2.90%, 05/15/25	260,000	273,761
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	280,692
EQM Midstream Partners LP
6.50%, 07/01/27 144A	330,000	368,914
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	1,036,835
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,575,218
Evergy, Inc.
2.45%, 09/15/24	1,020,000	1,068,930
F&G Global Funding
1.75%, 06/30/26 144A	1,840,000	1,848,893
Fidelity National Information Services, Inc.
0.13%, 12/03/22(E)	300,000	357,544
0.75%, 05/21/23(E)	1,050,000	1,265,638
0.60%, 03/01/24Δ	445,000	444,628
FirstEnergy Corporation
3.35%, 07/15/22	2,357,000	2,396,609
4.75%, 03/15/23	570,000	601,877

See Notes to Financial Statements.

	Par	Value
Fiserv, Inc.
1.13%, 07/01/27(E)	$ 180,000	$ 223,189
Ford Motor Credit Co. LLC
5.88%, 08/02/21	600,000	603,810
(Floating, ICE LIBOR USD 3M + 0.88%), 1.07%, 10/12/21†	1,200,000	1,198,529
5.60%, 01/07/22	1,800,000	1,839,186
4.14%, 02/15/23	345,000	357,938
3.37%, 11/17/23	750,000	778,449
5.58%, 03/18/24	300,000	328,935
5.13%, 06/16/25	640,000	705,600
FS KKR Capital Corporation
4.75%, 05/15/22	1,000,000	1,029,741
4.25%, 02/14/25 144A	880,000	926,475
GA Global Funding Trust
1.63%, 01/15/26 144A Δ	400,000	405,271
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 0.90%, 11/05/21†	500,000	500,966
General Mills, Inc.
0.45%, 01/15/26(E)	100,000	120,634
General Motors Co.
5.40%, 10/02/23	230,000	253,402
General Motors Financial Co., Inc.
4.20%, 11/06/21	395,000	400,194
(Floating, ICE LIBOR USD 3M + 1.55%), 1.74%, 01/14/22†	590,000	594,066
(Floating, ICE LIBOR USD 3M + 1.31%), 1.46%, 06/30/22† Δ	344,000	347,440
5.20%, 03/20/23	1,095,000	1,179,382
1.05%, 03/08/24	675,000	679,069
Glencore Funding LLC
4.63%, 04/29/24 144A	1,800,000	1,974,191
Global Payments, Inc.
1.20%, 03/01/26	1,000,000	991,253
Goldman Sachs Group, Inc. (The)
1.38%, 07/26/22(E)	220,000	265,622
(Floating, 0.55% - Euribor 3M), 0.01%, 04/21/23(E) †	210,000	249,565
(Floating, Australian BBSW 3M + 1.20%), 1.24%, 05/16/23(A) †	2,000,000	1,518,964
(Variable, ICE LIBOR USD 3M + 1.05%), 2.91%, 06/05/23^	920,000	940,587
(Variable, U.S. SOFR + 0.54%), 0.63%, 11/17/23^	1,250,000	1,250,688
(Variable, U.S. SOFR + 0.57%), 0.67%, 03/08/24^	1,830,000	1,833,610
3.50%, 04/01/25	380,000	412,453
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26^	810,000	804,472
Graphic Packaging International LLC
0.82%, 04/15/24 144A	735,000	730,132
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	445,000	454,154
HCA, Inc.
5.38%, 02/01/25	525,000	592,856
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 144A	500,000	527,760
	Par	Value
Hughes Satellite Systems Corporation
5.25%, 08/01/26	$ 250,000	$ 280,545
Humana, Inc.
2.90%, 12/15/22	1,700,000	1,756,125
Hyundai Capital America
1.15%, 11/10/22 144A Δ	3,840,000	3,867,204
1.25%, 09/18/23 144A	900,000	908,805
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	180,000	216,240
Infor, Inc.
1.45%, 07/15/23 144A	365,000	369,379
Intercontinental Exchange, Inc.
0.70%, 06/15/23	325,000	326,578
International Flavors & Fragrances, Inc.
0.70%, 09/15/22 144A Δ	315,000	315,290
1.23%, 10/01/25 144A	1,500,000	1,492,858
International Lease Finance Corporation
8.63%, 01/15/22	1,200,000	1,251,352
5.88%, 08/15/22	500,000	529,271
IQVIA, Inc.
5.00%, 05/15/27 144A Δ	200,000	210,092
iStar, Inc. REIT
4.75%, 10/01/24Δ	150,000	158,070
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 0.58%), 0.70%, 03/16/24^	1,825,000	1,831,100
(Variable, U.S. SOFR + 0.60%), 0.65%, 09/16/24^	975,000	976,016
1.50%, 01/27/25(E)	120,000	150,111
(Variable, U.S. SOFR + 0.42%), 0.56%, 02/16/25^	790,000	786,080
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25Δ ^	290,000	302,236
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	620,000	641,364
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	600,000	603,388
Kinder Morgan, Inc.
(Floating, ICE LIBOR USD 3M + 1.28%), 1.46%, 01/15/23†	660,000	669,226
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 0.98%, 08/10/22†	400,000	399,462
3.88%, 05/15/27	650,000	714,680
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	4,200
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,265,581
4.50%, 04/30/24	1,000,000	1,095,000
Level 3 Financing, Inc.
5.25%, 03/15/26	250,000	258,338
Live Nation Entertainment, Inc.
6.50%, 05/15/27 144A	125,000	139,097
Lumen Technologies, Inc.
5.13%, 12/15/26 144A	450,000	468,529
4.00%, 02/15/27 144A	300,000	306,375
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Marathon Petroleum Corporation
4.70%, 05/01/25	$ 130,000	$ 146,718
Marsh & McLennan Cos., Inc.
1.35%, 09/21/26(E)	145,000	181,898
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	204,814
McDonald’s Corporation
3.30%, 07/01/25	155,000	168,495
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	255,000	304,019
0.00%, 10/15/25(E)	100,000	118,901
Microchip Technology, Inc.
2.67%, 09/01/23	745,000	776,342
0.97%, 02/15/24 144A	1,380,000	1,379,890
0.98%, 09/01/24 144A	370,000	368,415
4.25%, 09/01/25	250,000	262,541
MMS USA Holdings, Inc.
0.63%, 06/13/25(E)	100,000	120,844
Morgan Stanley
(Floating, CAD Offered Rate 3M + 0.30%), 0.74%, 02/03/23(C) †	1,500,000	1,211,720
(Variable, U.S. SOFR + 0.47%), 0.56%, 11/10/23Δ ^	1,000,000	1,001,430
(Variable, U.S. SOFR + 0.46%), 0.53%, 01/25/24^	1,320,000	1,319,594
1.75%, 03/11/24(E)	205,000	255,393
(Variable, U.S. SOFR + 0.62%), 0.73%, 04/05/24Δ ^	2,000,000	2,004,661
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	750,000	793,356
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	831,351
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	524,981
MPLX LP
3.50%, 12/01/22	265,000	275,372
MUFG Union Bank NA
2.10%, 12/09/22	1,000,000	1,023,412
Mylan, Inc.
3.13%, 01/15/23 144A	1,700,000	1,762,186
Netflix, Inc.
5.88%, 02/15/25	200,000	231,555
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/23	915,000	918,957
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	427,824
NIKE, Inc.
2.40%, 03/27/25	105,000	111,126
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.69%), 0.84%, 09/28/22 144A †	300,000	300,406
3.45%, 03/15/23 144A	1,350,000	1,406,090
Nordstrom, Inc.
2.30%, 04/08/24 144A Δ	250,000	250,823
Northrop Grumman Corporation
2.93%, 01/15/25	172,000	183,461
	Par	Value
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	$ 18,080	$ 18,623
NRG Energy, Inc.
6.63%, 01/15/27	150,000	155,471
Nuance Communications, Inc.
5.63%, 12/15/26	125,000	130,581
Nucor Corporation
2.00%, 06/01/25	60,000	62,133
Occidental Petroleum Corporation
(Floating, ICE LIBOR USD 3M + 1.45%), 1.61%, 08/15/22†	1,000,000	995,314
2.90%, 08/15/24	725,000	742,219
OGE Energy Corporation
0.70%, 05/26/23	380,000	380,140
Oklahoma Gas and Electric Co.
0.55%, 05/26/23Δ	550,000	550,051
ONE Gas, Inc.
0.85%, 03/11/23Δ	780,000	780,408
1.10%, 03/11/24	3,500,000	3,502,542
OneMain Finance Corporation
5.63%, 03/15/23Δ	435,000	465,139
Oracle Corporation
1.65%, 03/25/26	2,600,000	2,636,816
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	551,582
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A Δ	345,000	363,115
Pacific Gas and Electric Co.
(Floating, ICE LIBOR USD 3M + 1.38%), 1.53%, 11/15/21†	910,000	911,916
(Floating, ICE LIBOR USD 3M + 1.48%), 1.60%, 06/16/22†	200,000	200,107
1.75%, 06/16/22	3,000,000	2,998,938
1.37%, 03/10/23	1,835,000	1,835,130
3.25%, 06/15/23	100,000	103,380
4.25%, 08/01/23	200,000	212,042
3.85%, 11/15/23	100,000	104,880
3.75%, 02/15/24	200,000	209,842
3.45%, 07/01/25	511,000	535,933
2.10%, 08/01/27	600,000	583,359
Pacific Life Global Funding II
(Floating, U.S. SOFR + 0.62%), 0.66%, 06/04/26 144A †	3,400,000	3,405,857
PBF Holding Co. LLC
9.25%, 05/15/25 144A	125,000	126,087
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	105,102
Penske Truck Leasing Co. LP
4.25%, 01/17/23 144A	165,000	174,072
3.45%, 07/01/24 144A	1,500,000	1,609,541
2.70%, 11/01/24 144A	1,105,000	1,163,354
1.20%, 11/15/25 144A	295,000	292,406
1.70%, 06/15/26 144A	430,000	433,246
Phillips 66
0.90%, 02/15/24	585,000	585,805

See Notes to Financial Statements.

	Par	Value
Pioneer Natural Resources Co.
0.55%, 05/15/23	$ 385,000	$ 385,512
0.75%, 01/15/24	455,000	454,797
1.13%, 01/15/26	280,000	277,376
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	250,000	268,195
PulteGroup, Inc.
5.00%, 01/15/27Δ	64,000	75,019
Reliance Standard Life Global Funding II
2.63%, 07/22/22 144A	995,000	1,019,296
2.15%, 01/21/23 144A	465,000	475,950
Ryder System, Inc.
2.88%, 06/01/22	350,000	357,469
2.50%, 09/01/22	700,000	715,791
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	1,100,000	1,128,444
5.75%, 05/15/24	1,333,000	1,496,643
Santander Holdings USA, Inc.
3.70%, 03/28/22	510,000	520,589
SBA Tower Trust REIT
1.88%, 01/15/26 144A	680,000	689,436
1.63%, 11/15/26 144A	800,000	801,043
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	105,000	126,769
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	900,000	902,745
Skyworks Solutions, Inc.
0.90%, 06/01/23	125,000	125,390
SLM Corporation
5.13%, 04/05/22	404,000	412,874
Smithfield Foods, Inc.
2.65%, 10/03/21 144A Δ	495,000	497,546
Sodexo, Inc.
1.63%, 04/16/26 144A Δ	400,000	403,200
Southern California Edison Co.
1.85%, 02/01/22	214,286	214,407
Southern Co. (The)
0.60%, 02/26/24Δ	1,725,000	1,721,044
Southern Co. Gas Capital Corporation
2.45%, 10/01/23	1,715,000	1,783,574
Southwest Airlines Co.
4.75%, 05/04/23	675,000	724,330
Sprint Corporation
7.25%, 09/15/21	1,200,000	1,220,238
7.88%, 09/15/23	665,000	756,322
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	116,875	117,593
4.74%, 03/20/25 144A	417,187	448,685
Starbucks Corporation
1.30%, 05/07/22Δ	170,000	171,562
Steel Dynamics, Inc.
2.40%, 06/15/25	35,000	36,639
	Par	Value
Stryker Corporation
0.60%, 12/01/23Δ	$ 265,000	$ 264,919
Synchrony Financial
2.85%, 07/25/22	382,000	391,096
4.50%, 07/23/25	410,000	458,886
Target Corporation
2.25%, 04/15/25	135,000	141,886
TerraForm Power Operating LLC
4.25%, 01/31/23 144A	150,000	154,147
T-Mobile USA, Inc.
1.50%, 02/15/26	2,206,000	2,229,174
2.25%, 02/15/26Δ	205,000	206,794
2.63%, 04/15/26	84,000	86,099
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	208,967
Truist Financial Corporation
2.20%, 03/16/23	1,185,000	1,220,116
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	223,638	248,612
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26	43,673	46,396
Valero Energy Corporation
2.70%, 04/15/23Δ	1,000,000	1,037,187
(Floating, ICE LIBOR USD 3M + 1.15%), 1.27%, 09/15/23†	1,900,000	1,903,437
Ventas Realty LP REIT
2.65%, 01/15/25	695,000	731,949
Verizon Communications, Inc.
0.75%, 03/22/24	730,000	733,361
(Floating, ICE LIBOR USD 3M + 1.10%), 1.26%, 05/15/25†	1,000,000	1,031,890
1.45%, 03/20/26	255,000	257,281
1.75%, 01/20/31	220,000	210,991
Viasat, Inc.
5.63%, 04/15/27 144A	475,000	497,164
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	900,000	950,873
5.63%, 02/15/27 144A Δ	250,000	259,688
Volkswagen Group of America Finance LLC
2.90%, 05/13/22 144A	1,330,000	1,358,460
2.70%, 09/26/22 144A	2,000,000	2,056,097
0.88%, 11/22/23 144A	1,305,000	1,308,986
Wells Fargo & Co.
(Variable, U.S. SOFR + 1.60%), 1.65%, 06/02/24^	1,700,000	1,736,832
(Variable, U.S. SOFR + 0.51%), 0.81%, 05/19/25Δ ^	405,000	404,295
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	520,000	562,614
Western Midstream Operating LP
4.65%, 07/01/26Δ	325,000	347,901
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	$ 800,000	$ 867,408
3.20%, 06/15/25	325,000	345,902
Williams Cos., Inc. (The)
4.00%, 11/15/21	175,000	175,673
WRKCo, Inc.
3.75%, 03/15/25	115,000	125,584
Yum! Brands, Inc.
7.75%, 04/01/25 144A	430,000	468,911
Total Corporate Bonds (Cost $221,461,413)		224,418,363
FOREIGN BONDS — 15.7%
Australia — 0.2%
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,359,072
Woodside Finance, Ltd.
3.70%, 09/15/26 144A	400,000	432,932
		1,792,004
Austria — 0.0%
Klabin Austria GmbH
3.20%, 01/12/31 144A	200,000	196,844
Suzano Austria GmbH
3.13%, 01/15/32	45,000	44,623
		241,467
Belgium — 0.0%
KBC Group NV
1.13%, 01/25/24(E)	200,000	245,145
Brazil — 0.3%
Banco Bradesco SA
2.85%, 01/27/23 144A	1,495,000	1,529,774
Brazilian Government International Bond
3.88%, 06/12/30Δ	288,000	290,923
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	920,000	942,181
Nexa Resources SA
5.38%, 05/04/27 144A	200,000	215,346
Vale Overseas, Ltd.
6.25%, 08/10/26	80,000	96,340
		3,074,564
Canada — 1.4%
1011778 BC ULC
5.75%, 04/15/25 144A	200,000	212,344
Canadian Treasury Bills
0.10%, 08/05/21(C) Ω	6,000,000	4,839,472
CDP Financial, Inc.
1.00%, 05/26/26 144A	520,000	520,158
CPPIB Capital, Inc.
0.50%, 09/16/24 144A	1,265,000	1,261,049
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	315,000	320,279
Enbridge, Inc.
2.50%, 01/15/25Δ	90,000	94,377
	Par	Value
GFL Environmental, Inc.
5.13%, 12/15/26 144A	$ 400,000	$ 424,392
OMERS Finance Trust
1.13%, 04/14/23 144A	1,770,000	1,793,994
1.10%, 03/26/26 144A	675,000	677,734
Province of Ontario Canada
0.63%, 01/21/26Δ	1,700,000	1,677,666
Royal Bank of Canada
(Floating, U.S. SOFR + 0.53%), 0.55%, 01/20/26†	2,000,000	2,002,600
SIG Combibloc PurchaseCo S.a.r.l.
1.88%, 06/18/23(E)	300,000	368,229
2.13%, 06/18/25(E)	100,000	125,557
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	366,980
		14,684,831
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31	237,000	241,776
GNL Quintero SA
4.63%, 07/31/29	316,000	345,032
		586,808
China — 0.3%
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	956,145
Baidu, Inc.
2.88%, 07/06/22	235,000	240,117
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	700,000	732,649
4.50%, 03/15/23 144A	1,000,000	1,051,382
		2,980,293
Colombia — 0.1%
Colombia Government International Bond
3.88%, 04/25/27	270,000	287,234
4.50%, 03/15/29	259,000	283,206
Ecopetrol SA
5.38%, 06/26/26	200,000	220,770
Millicom International Cellular SA
4.50%, 04/27/31 144A	200,000	207,275
SURA Asset Management SA
4.88%, 04/17/24 144A	100,000	108,250
		1,106,735
Denmark — 0.4%
Danske Bank A/S
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	745,000	748,695
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.03%), 1.17%, 12/08/23 144A ^	2,400,000	2,412,755
5.38%, 01/12/24 144A	600,000	665,646

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	$ 540,000	$ 541,047
		4,368,143
Dominican Republic — 0.0%
Dominican Republic International Bond
4.88%, 09/23/32 144A	150,000	154,875
6.40%, 06/05/49	150,000	161,625
		316,500
Finland — 0.0%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	180,000	218,604
France — 0.6%
Banque Federative du Credit Mutuel
0.13%, 02/05/24(E)	200,000	239,240
0.65%, 02/27/24 144A	1,140,000	1,137,481
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	100,000	121,138
BNP Paribas SA
3.50%, 03/01/23 144A	800,000	839,453
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	540,000	533,852
(Variable, 0.70% - Euribor 3M), 0.25%, 04/13/27(E) ^	300,000	353,511
BPCE SA
0.63%, 04/28/25(E)	100,000	121,576
Capgemini SE
0.63%, 06/23/25(E)	200,000	243,171
Credit Agricole SA
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	780,000	768,345
Engie SA
0.38%, 02/28/23(E)	200,000	239,468
PSA Banque France SA
0.00%, 01/22/25(E)	100,000	118,348
RCI Banque SA
0.75%, 04/10/23(E)	425,000	510,593
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	198,326
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.79%, 06/09/27 144A ^	410,000	409,485
Veolia Environnement SA
0.67%, 03/30/22(E)	200,000	238,407
		6,072,394
Germany — 0.3%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(E)	120,000	146,953
	Par	Value
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	$ 100,000	$ 120,824
Deutsche Bank AG
(Variable, U.S. SOFR + 1.13%), 1.45%, 04/01/25^	150,000	150,955
(Variable, 1.60% - Euribor 3M), 1.00%, 11/19/25(E) ^	100,000	121,102
E.ON SE
0.00%, 10/24/22(E)	240,000	285,756
KION Group AG
1.63%, 09/24/25(E)	100,000	123,630
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	118,692
0.13%, 03/24/25(E)	200,000	237,796
Volkswagen Bank GmbH
0.38%, 07/05/22(E)	300,000	358,151
1.88%, 01/31/24(E)	300,000	373,218
Volkswagen Leasing GmbH
(Floating, 0.45% - Euribor 3M), 0.00%, 08/02/21(E) †	300,000	355,853
1.00%, 02/16/23(E)	260,000	314,037
0.38%, 07/20/26(E)	60,000	71,409
Vonovia SE
0.00%, 09/16/24(E)	100,000	118,913
		2,897,289
Guatemala — 0.0%
Central American Bottling Corporation
5.75%, 01/31/27 144A	200,000	209,480
India — 0.0%
Shriram Transport Finance Co., Ltd.
5.10%, 07/16/23 144A	275,000	279,950
Indonesia — 0.2%
Indonesia Government International Bond
4.75%, 02/11/29	246,000	289,482
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A	1,175,000	1,250,511
Pertamina Persero PT
3.10%, 08/27/30	200,000	206,060
		1,746,053
Ireland — 0.4%
Abbott Ireland Financing DAC
0.88%, 09/27/23(E)	200,000	243,153
0.10%, 11/19/24(E)	170,000	203,320
AerCap Ireland Capital DAC
5.00%, 10/01/21	900,000	909,844
3.50%, 05/26/22	400,000	409,662
3.30%, 01/23/23	155,000	160,841
2.88%, 08/14/24	150,000	156,980
3.50%, 01/15/25Δ	350,000	371,097
Ardagh Packaging Finance PLC
5.25%, 04/30/25 144A Δ	250,000	263,125
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
ESB Finance DAC
3.49%, 01/12/24(E)	$ 100,000	$ 129,328
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	100,000	118,354
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	390,294
3.00%, 07/15/22 144A	540,000	552,497
3.55%, 04/15/24 144A	800,000	850,341
		4,758,836
Italy — 0.2%
ACEA SpA
0.00%, 09/28/25(E)	100,000	118,589
FCA Bank SpA
0.50%, 09/18/23(E)	1,010,000	1,210,858
0.00%, 04/16/24(E)	100,000	118,588
Snam SpA
0.00%, 08/15/25(E)	100,000	118,495
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	219,415
UniCredit SpA
6.95%, 10/31/22(E)	225,000	290,941
		2,076,886
Japan — 3.5%
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 0.97%, 09/14/21†	1,000,000	1,001,495
(Floating, ICE LIBOR USD 3M + 0.56%), 0.74%, 11/02/21†	1,000,000	1,001,545
2.85%, 03/03/22	2,000,000	2,030,120
Japan Treasury Discount Bills
(0.10)%, 08/10/21(J) Ω	1,485,000,000	13,368,435
Mitsubishi HC Capital, Inc.
2.25%, 09/07/21	500,000	501,525
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	65,000	65,146
2.67%, 07/25/22	2,000,000	2,050,028
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.68%), 0.85%, 09/15/24^	1,745,000	1,755,075
1.41%, 07/17/25	265,000	267,641
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.84%), 2.72%, 07/16/23^	640,000	655,367
0.52%, 06/10/24(E)	100,000	120,721
(Floating, ICE LIBOR USD 3M + 0.99%), 1.18%, 07/10/24†	1,000,000	1,014,455
(Variable, 1.25% - U.S. SOFR), 1.24%, 07/10/24^	520,000	527,345
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	3,485,000	3,636,331
3.52%, 09/17/25 144A	600,000	641,119
2.65%, 03/17/26(E)	110,000	142,255
4.35%, 09/17/27 144A Δ	215,000	236,524
Nomura Holdings, Inc.
2.65%, 01/16/25	600,000	630,995
1.85%, 07/16/25	2,700,000	2,762,211
NTT Finance Corporation
0.58%, 03/01/24 144A	800,000	799,234
	Par	Value
ORIX Corporation
3.20%, 01/19/22	$ 700,000	$ 710,140
Sumitomo Mitsui Financial Group, Inc.
0.51%, 01/12/24	1,600,000	1,594,228
1.47%, 07/08/25	1,100,000	1,111,626
Sumitomo Mitsui Trust Bank, Ltd.
0.80%, 09/12/23 144A	750,000	754,921
0.85%, 03/25/24 144A	960,000	961,766
		38,340,248
Jersey — 0.0%
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	228,971
Mexico — 0.2%
Cemex SAB de CV
5.20%, 09/17/30 144A	200,000	220,512
Industrias Penoles SAB de CV
4.75%, 08/06/50 144A	200,000	215,986
Mexico City Airport Trust
4.25%, 10/31/26 144A	200,000	217,648
Mexico Government International Bond
4.75%, 04/27/32	295,000	338,512
Operadora de Servicios Mega SA de CV Sofom ER
8.25%, 02/11/25 144A	200,000	201,500
Petroleos Mexicanos
6.88%, 08/04/26	119,000	130,204
6.84%, 01/23/30	126,000	130,001
5.95%, 01/28/31	133,000	129,376
		1,583,739
Morocco & Antilles — 0.0%
Morocco Government International Bond
3.00%, 12/15/32 144A	200,000	193,670
4.00%, 12/15/50 144A	200,000	186,000
		379,670
Netherlands — 1.0%
BMW Finance NV
0.00%, 04/14/23(E)	290,000	345,988
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	134,830
Daimler International Finance BV
0.25%, 08/09/21(E)	25,000	29,666
0.25%, 11/06/23(E)	90,000	107,688
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	362,918
E.ON International Finance BV
0.75%, 11/30/22(E)	50,000	60,019
Enel Finance International NV
2.88%, 05/25/22 144A	1,715,000	1,752,903
4.25%, 09/14/23 144A	400,000	431,264
0.00%, 06/17/24(E)	200,000	238,694
2.65%, 09/10/24	500,000	525,920
Equate Petrochemical BV
4.25%, 11/03/26 144A	200,000	222,636

See Notes to Financial Statements.

	Par	Value
ING Bank NV
(Floating, 0.40% - Euribor 3M), 0.00%, 04/08/22(E) †	$ 200,000	$ 238,089
ING Groep NV
1.00%, 09/20/23(E)	200,000	243,788
(Variable, 0.60% - Euribor 3M), 0.10%, 09/03/25(E) ^	100,000	118,861
(Variable, U.S. SOFR + 1.01%), 1.73%, 04/01/27^	200,000	201,826
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,996,984
NXP BV
2.70%, 05/01/25 144A	50,000	52,780
3.88%, 06/18/26 144A	300,000	332,578
PACCAR Financial Europe BV
0.00%, 03/01/26(E)	300,000	356,639
Petrobras Global Finance BV
5.30%, 01/27/25	81,000	91,328
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	125,789
Sensata Technologies BV
5.00%, 10/01/25 144A	200,000	223,356
Siemens Financieringsmaatschappij NV
0.00%, 09/05/21(E) Δ	376,000	446,243
0.38%, 09/06/23(E)	235,000	283,103
Stellantis NV
5.25%, 04/15/23	1,000,000	1,079,530
3.38%, 07/07/23(E)	145,000	182,512
Upjohn Finance BV
0.82%, 06/23/22(E)	220,000	263,414
VEON Holdings BV
3.38%, 11/25/27 144A	200,000	201,780
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	238,381
1.63%, 04/07/24(E)	100,000	123,727
		11,013,234
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	943,547
Panama — 0.0%
Panama Government International Bond
2.25%, 09/29/32	225,000	216,236
Paraguay — 0.0%
Paraguay Government International Bond
2.74%, 01/29/33 144A	344,000	336,260
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	713,222
Kallpa Generacion SA
4.88%, 05/24/26	200,000	211,054
Peruvian Government International Bond
1.86%, 12/01/32Δ	197,000	183,278
		1,107,554
	Par	Value
Philippines — 0.0%
Philippine Government International Bond
3.75%, 01/14/29	$ 200,000	$ 227,033
Qatar — 0.3%
Qatar Government International Bond
4.50%, 04/23/28	200,000	236,410
4.00%, 03/14/29 144A	200,000	230,582
QNB Finance, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.18%, 05/02/22†	3,000,000	3,015,110
		3,482,102
Romania — 0.0%
Romanian Government International Bond
3.00%, 02/14/31 144A	138,000	143,284
Russia — 0.1%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26	200,000	227,528
4.25%, 06/23/27	200,000	223,626
		451,154
Saudi Arabia — 0.3%
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A	490,000	495,407
Saudi Government International Bond
2.38%, 10/26/21	2,700,000	2,717,604
3.63%, 03/04/28	200,000	221,396
4.38%, 04/16/29 144A	200,000	231,966
		3,666,373
Singapore — 0.3%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	710,672
2.75%, 12/02/23	1,800,000	1,861,952
Continuum Energy Levanter Pte., Ltd.
4.50%, 02/09/27 144A	200,000	205,051
		2,777,675
South Korea — 0.8%
Export-Import Bank of Korea
(Floating, Australian BBSW 3M + 0.95%), 0.99%, 10/30/23(A) †	2,000,000	1,522,158
Hana Bank
(Floating, ICE LIBOR USD 3M + 0.88%), 0.99%, 09/14/22†	1,000,000	1,004,770
Industrial Bank of Korea
2.13%, 10/23/24 144A	3,100,000	3,248,084
Kia Corporation
3.00%, 04/25/23	510,000	531,109
Kookmin Bank
3.63%, 10/23/21	1,000,000	1,009,395
SK Telecom Co., Ltd.
3.75%, 04/16/23	900,000	948,500
		8,264,016
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Spain — 0.3%
Amadeus Capital Markets SA
1.63%, 11/17/21(E)	$ 100,000	$ 118,857
Amadeus IT Group SA
(Floating, 0.65% - Euribor 3M), 0.12%, 02/09/23(E) †	700,000	831,028
2.50%, 05/20/24(E)	200,000	252,882
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	100,000	119,610
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	121,952
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	1,200,000	1,202,753
2.75%, 05/28/25	400,000	421,705
1.85%, 03/25/26	400,000	404,472
		3,473,259
Sweden — 0.3%
Akelius Residential Property AB
1.13%, 03/14/24(E)	1,100,000	1,341,059
Stadshypotek AB
2.50%, 04/05/22 144A Δ	1,000,000	1,017,216
Svenska Handelsbanken AB
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.63%), 1.42%, 06/11/27 144A Δ ^	250,000	249,328
Volvo Treasury AB
(Floating, 0.65% - Euribor 3M), 0.11%, 09/13/21(E) †	200,000	237,380
		2,844,983
Switzerland — 0.8%
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	761,967
(Variable, U.S. SOFR + 0.98%), 1.31%, 02/02/27 144A ^	700,000	686,315
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,650,000	1,717,398
UBS AG
(Floating, U.S. SOFR + 0.36%), 0.39%, 02/09/24 144A †	3,000,000	3,013,215
UBS Group AG
3.49%, 05/23/23 144A	1,800,000	1,849,178
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%, 07/30/24 144A ^	690,000	695,256
(Variable, 0.55% - EUR Swap Rate 1Y), 0.25%, 01/29/26(E) ^	200,000	238,210
		8,961,539
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC
1.38%, 02/19/23(U)	1,666,000	2,332,019
	Par	Value
United Kingdom — 2.9%
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	$ 600,000	$ 615,427
(Floating, Australian BBSW 3M + 1.80%), 1.82%, 06/15/23(A) †	1,000,000	766,558
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	959,778
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24^	1,970,000	1,977,911
(Variable, 3.70% - EUR Swap Rate 1Y), 3.38%, 04/02/25(E) ^	100,000	129,222
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	1,057,033
BG Energy Capital PLC
4.00%, 10/15/21 144A	1,000,000	1,010,441
HSBC Holdings PLC
(Floating, Australian BBSW 3M + 1.10%), 1.14%, 02/16/24(A) †	1,300,000	983,329
(Floating, ICE LIBOR USD 3M + 1.23%), 1.35%, 03/11/25†	3,000,000	3,062,197
(Variable, U.S. SOFR + 1.40%), 2.63%, 11/07/25^	300,000	315,025
Informa PLC
1.50%, 07/05/23(E)	200,000	244,285
2.13%, 10/06/25(E)	485,000	613,085
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	2,500,000	2,542,994
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	200,000	201,627
LSEGA Financing PLC
0.65%, 04/06/24 144A	200,000	199,876
1.38%, 04/06/26 144A	400,000	400,935
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	119,491
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	923,589
1.70%, 02/13/23 144A	2,900,000	2,964,372
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,538,312
0.55%, 01/22/24 144A	1,845,000	1,838,380
Natwest Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 1.63%, 05/15/23†	1,000,000	1,010,701
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.15%), 2.36%, 05/22/24^	375,000	386,557
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	515,000	515,546
NatWest Markets PLC
2.38%, 05/21/23 144A	1,800,000	1,863,487
Royalty Pharma PLC
0.75%, 09/02/23 144A	920,000	923,144

See Notes to Financial Statements.

	Par	Value
Santander UK Group Holdings PLC
3.57%, 01/10/23	$ 350,000	$ 355,637
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	223,794
Santander UK PLC
1.63%, 02/12/23 144A	2,100,000	2,142,651
Sky, Ltd.
1.50%, 09/15/21(E)	100,000	119,040
Standard Chartered PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.17%), 1.32%, 10/14/23 144A ^	200,000	201,972
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	440,000	439,078
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.88%), 1.21%, 03/23/25 144A ^	210,000	211,048
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.46%, 01/14/27 144A Δ ^	275,000	272,812
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	220,000	227,315
Virgin Money UK PLC
(Variable, 0.85% - EUR Swap Rate 1Y), 0.38%, 05/27/24(E) ^	110,000	131,351
WPP Finance 2013
3.00%, 11/20/23(E)	200,000	255,313
		31,743,313
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 10/27/27	84,713	97,495
Total Foreign Bonds (Cost $168,578,373)		170,269,686
MORTGAGE-BACKED SECURITIES — 17.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%, 08/10/35 144A	447,000	490,042
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D
(Floating, ICE LIBOR USD 1M + 1.54%, 1.54% Floor), 1.61%, 09/15/34 144A †	315,000	315,062
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.22%, 04/15/34 144A †	350,000	350,706
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 1.04%, 11/25/46†	590,545	253,914
	Par	Value
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	$1,330,000	$1,331,452
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.95%, 09/20/48(U) 144A †	1,357,086	1,883,001
Banc of America Funding Trust, Series 2006-J, Class 4A1
3.35%, 01/20/47† γ	129,992	124,810
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
2.37%, 01/25/34† γ	23,589	23,162
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.17%, 09/15/36 144A †	121,863	121,906
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	648,806
BBCMS Trust, Series 2013-TYSN, Class E
3.71%, 09/05/32 144A	200,000	199,046
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
2.74%, 01/25/34† γ	73,826	76,440
Bear Stearns ARM Trust, Series 2004-5, Class 2A
2.94%, 07/25/34† γ	71,878	74,350
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.51%, 01/12/45† γ	117,384	116,834
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 0.86%, 11/16/66 144A †	132,142	132,829
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 0.99%, 10/15/36 144A †	1,620,425	1,624,386
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.15%, 10/15/36 144A †	606,528	608,213
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.52%, 10/15/36 144A †	710,633	712,267
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 12/15/36 144A †	839,472	841,529
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BX Commercial Mortgage Trust, Series 2020-BXLP, Class E
(Floating, ICE LIBOR USD 1M + 1.60%, 1.60% Floor), 1.67%, 12/15/36 144A †	$ 339,671	$ 340,172
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.20%, 10/15/37 144A †	1,420,000	1,422,187
BX Commercial Mortgage Trust, Series 2021-VINO, Class A
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor), 0.73%, 05/15/38 144A †	280,000	280,334
BX Trust, Series 2021-LBA, Class AJV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 02/15/36 144A †	240,000	240,915
BX Trust, Series 2021-LBA, Class AV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 02/15/36 144A †	330,000	331,259
BX Trust, Series 2021-SOAR, Class A
(Floating, ICE LIBOR USD 1M + 0.67%, 0.67% Floor), 0.77%, 06/15/38 144A †	2,310,000	2,314,320
BX Trust, Series 2021-VIEW, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 1.43%, 06/15/23 144A †	150,000	150,280
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Deposit Rates Swap 3M + 1.35%), 1.40%, 05/16/56(U) †	1,000,000	1,399,425
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,608,634
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 0.99%, 07/25/49 144A †	75,826	76,347
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	154,904	159,524
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.12%, 06/15/34 144A †	2,124,493	2,083,292
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 0.63%, 02/25/35†	47,798	46,931
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4
2.90%, 07/10/49	641,000	684,706
	Par	Value
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	$1,010,000	$1,061,848
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 0.97%, 11/15/37 144A †	4,865,803	4,898,261
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	244,900	248,010
COMM Mortgage Trust, Series 2013-300P, Class A1
4.35%, 08/10/30 144A	515,000	545,912
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	788,585
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	160,993	161,807
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	566,500	603,662
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	242,232	252,279
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	141,302	148,600
COMM Mortgage Trust, Series 2021-LBA, Class A
(Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor), 0.76%, 03/15/38 144A †	1,800,000	1,804,309
COMM, Series 2015-PC1, Class A4
3.62%, 07/10/50	450,342	462,884
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
2.06%, 01/15/49† IO γ	634,602	47,010
CSAIL Commercial Mortgage Trust, Series 2019-C15, Class A1
2.99%, 03/15/52	680,094	696,736
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	315,000	325,576
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.46% on 08/25/21), 6.37%, 10/25/36 STEP	128,373	126,950
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.46% on 08/25/21), 6.39%, 10/25/36 STEP	128,373	126,948
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.16%, 07/15/38 144A †	2,250,000	2,259,190

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation
5.50%, 05/01/22	$ 2	$ 2
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.19% Cap), 2.65%, 07/01/27†	1,479	1,482
2.50%, 01/01/29	1,042,083	1,088,568
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.15% Cap), 2.40%, 11/01/31†	10,643	10,728
3.00%, 12/01/31	2,885,397	3,075,399
3.00%, 01/01/32	2,886,285	3,073,488
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.86% Cap), 2.38%, 04/01/32†	3,057	3,084
3.50%, 02/01/33	3,071,971	3,339,032
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.69% Cap), 2.16%, 06/01/33†	242,891	258,876
3.00%, 07/01/33	3,048,099	3,231,316
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.84% Cap), 2.22%, 08/01/35†	64,709	67,088
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.33% Cap), 1.97%, 09/01/35†	74,200	77,701
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.81% Cap), 2.19%, 10/01/35†	105,334	111,449
3.00%, 02/01/36	64,010	67,390
4.00%, 11/01/36	7,780	8,456
4.00%, 06/01/37	95,480	103,763
4.50%, 07/01/47	57,584	63,782
4.50%, 03/01/49	2,563,895	2,853,783
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.57%, 10/15/36†	968,805	980,750
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	51,315	55,323
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	165,587	182,412
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	141,852	149,184
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	327,514	349,535
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	230,921	239,144
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	$1,010,891	$1,056,202
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.52%, 06/15/49†	809,963	816,059
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	196,258	203,149
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	3,540,115	3,550,425
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	2,654,190	2,687,319
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	3,106,996	3,096,656
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 1.79%, 01/25/50 144A †	353,448	355,471
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 0.84%, 02/25/50 144A †	1,015,712	1,015,832
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 1.94%, 02/25/50 144A †	230,000	232,133
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class M1
(Floating, U.S. 30-Day Average SOFR + 1.30%), 1.32%, 10/25/50 144A †	190,550	190,574
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA1, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.65%), 0.67%, 01/25/51 144A †	1,051,271	1,051,621
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA1, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.70%), 0.72%, 08/25/33 144A †	$3,100,000	$3,101,376
Federal Home Loan Mortgage Corporation STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 0.89%, 12/25/30 144A †	179,966	179,994
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 2.04%, 10/25/49 144A †	392,135	394,537
Federal National Mortgage Association
5.00%, 11/01/21	5	5
(Floating, Federal Reserve U.S. 12 1Y CMT + 2.01%, 2.01% Floor, 10.85% Cap), 2.38%, 12/01/24 CONV †	2,281	2,272
2.50%, 12/01/27	412,051	431,865
3.00%, 09/01/30	203,424	215,410
3.00%, 02/01/31	1,143,725	1,208,677
3.00%, 04/01/31	18,486	19,596
2.50%, 08/01/31	753,409	789,266
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.65% Cap), 2.37%, 09/01/31†	27,722	27,807
2.50%, 10/01/31	451,002	472,485
2.50%, 11/01/31	978,337	1,028,760
2.50%, 01/01/32	7,749	8,134
2.00%, 02/01/32	2,551,852	2,643,099
3.00%, 03/01/32	662,044	702,046
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 1.43%, 08/01/32†	169,016	169,895
3.00%, 11/01/32	63,730	67,433
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.24%, 2.24% Floor, 9.73% Cap), 2.37%, 12/01/32†	242,792	243,247
3.00%, 12/01/32	859,374	910,419
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.35% Cap), 2.66%, 06/01/33†	8,501	8,546
4.00%, 09/01/33	1,545,102	1,647,057
4.00%, 03/01/34	47,966	51,258
4.00%, 05/01/34	652,511	715,382
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.08% Cap), 2.04%, 02/01/35†	92,756	98,007
(Floating, ICE LIBOR USD 1Y + 1.61%, 1.61% Floor, 11.11% Cap), 2.23%, 09/01/35†	23,304	23,514
	Par	Value
3.00%, 09/01/35	$107,894	$114,389
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 11.11% Cap), 2.11%, 12/01/35†	4,460	4,468
4.00%, 07/01/37	39,458	42,803
4.00%, 09/01/37	46,909	50,350
4.00%, 03/01/38	36,305	39,136
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.50% Cap), 2.26%, 05/01/38†	686,573	726,715
1.33%, 08/01/42†	174,174	179,144
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 8.41% Cap), 2.82%, 09/01/42†	303,589	322,099
(Floating, ICE LIBOR USD 1Y + 1.69%, 1.69% Floor, 7.73% Cap), 2.71%, 07/01/43†	427,686	454,352
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.52% Cap), 1.33%, 07/01/44†	69,507	71,612
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.30% Cap), 1.33%, 10/01/44†	49,876	50,960
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.79% Cap), 2.79%, 06/01/45†	392,121	411,476
4.50%, 03/01/47	169,514	185,397
4.50%, 05/01/47	533,356	580,662
4.50%, 07/01/47	67,052	73,792
4.50%, 11/01/47	608,515	668,285
4.50%, 06/01/48	82,335	92,003
4.50%, 11/01/48	261,955	289,538
4.50%, 02/01/49	792,678	892,339
4.50%, 04/01/49	215,498	242,595
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 0.52%, 10/25/36†	148,096	150,537
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 0.64%, 10/25/37†	204,114	208,100
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	90,740	97,844
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.54%, 07/25/42†	161,697	163,071

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 0.42%, 06/25/55†	$ 194,073	$ 194,840
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.61%, 03/25/46†	928,381	928,781
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 0.56%, 07/25/46†	1,146,032	1,145,163
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	402,751	413,562
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.59%, 07/25/49†	777,867	782,736
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.51%, 09/25/49†	1,386,158	1,386,745
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.51%, 10/25/59†	1,442,488	1,442,309
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	1,402,447	1,475,572
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.12%, 11/25/53† IO γ	599,440	48,954
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	3,750,000	3,960,577
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	322,398	342,022
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ18
3.07%, 08/25/22	166,032	169,242
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class M1
(Floating, U.S. 30-Day Average SOFR + 1.10%), 1.12%, 11/25/50 144A †	$1,333,884	$1,334,651
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.80%), 0.82%, 08/25/33 144A †	2,150,000	2,157,457
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 1.09%, 05/25/43†	382,659	395,395
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.52%, 07/25/44†	351,842	363,267
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.35%, 06/16/70(U) 144A †	1,063,142	1,487,703
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.18%, 06/25/34† γ	105,378	107,697
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.50% Cap), 0.89%, 08/19/34†	20,348	20,368
FREMF Mortgage Trust, Series 2012-K18, Class B
4.32%, 01/25/45 144A † γ	240,000	244,401
FREMF Mortgage Trust, Series 2012-K19, Class B
4.16%, 05/25/45 144A † γ	145,000	148,442
FREMF Mortgage Trust, Series 2012-K20, Class B
4.00%, 05/25/45 144A † γ	135,000	138,711
FREMF Mortgage Trust, Series 2013-K27, Class B
3.62%, 01/25/46 144A † γ	130,000	135,620
FREMF Mortgage Trust, Series 2013-K31, Class B
3.75%, 07/25/46 144A † γ	105,000	110,391
FREMF Mortgage Trust, Series 2015-K720, Class B
3.51%, 07/25/22 144A † γ	285,000	292,511
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.59%), 0.64%, 12/16/67(U) 144A †	$1,942,676	$2,700,418
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 0.60%, 08/25/60 144A †	215,645	216,075
Government National Mortgage Association
2.00%, 03/20/22†	5,363	5,391
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.00%, 01/20/23†	1,910	1,926
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.88%, 05/20/24†	8,052	8,210
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.25%, 07/20/25†	14,001	14,413
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.25%, 08/20/25†	4,157	4,283
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.13%, 11/20/25†	14,387	14,753
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.13%, 12/20/26†	23,632	24,491
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.25%, 07/20/27†	548	565
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.13%, 10/20/27†	9,405	9,715
8.50%, 10/15/29	17,170	17,466
8.50%, 04/15/30	2,150	2,160
8.50%, 05/15/30	47,718	49,663
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.88%, 05/20/30†	13,621	14,180
8.50%, 07/15/30	20,672	21,334
8.50%, 08/15/30	3,151	3,199
8.50%, 11/15/30	3,261	3,265
8.50%, 12/15/30	10,258	10,686
8.50%, 02/15/31	12,907	13,447
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.39%, 05/20/37†	69,851	70,063
	Par	Value
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 0.71%, 02/20/61†	$ 561,739	$ 565,451
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	119,688	120,439
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 0.50%, 05/20/63†	1,108,400	1,099,973
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 0.88%, 02/20/66†	20,024	20,128
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 0.88%, 10/20/66†	1,728,490	1,758,585
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	238,369	244,724
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.03%, 04/20/67†	2,259,273	2,293,915
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.03%, 04/20/67†	2,522,266	2,561,827
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	150,910	157,985
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.63%, 11/25/45†	91,630	83,447
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.27%, 01/25/37†	284,941	275,484
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	680,000	687,723
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 0.97%, 06/15/36 144A †	536,000	536,561

See Notes to Financial Statements.

	Par	Value
GS Mortgage Securities Corporation Trust, Series 2019-SOHO, Class C
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.37%, 06/15/36 144A †	$ 320,000	$ 319,796
GS Mortgage Securities Corporation Trust, Series 2020-TWN3, Class A
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.07%, 11/15/37 144A †	560,000	563,950
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.21%, 08/10/44 144A	369,139	368,987
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,342,000	1,379,172
GS Mortgage Securities Trust, Series 2013-GC14, Class A3
3.53%, 08/10/46	23,018	23,014
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	397,245
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	303,950	309,528
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
2.81%, 09/25/34† γ	112,947	115,836
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.92%, 09/25/35† γ	51,627	52,728
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.22%, 05/15/38 144A †	429,000	431,737
Hawksmoor Mortgage Funding PLC, Series 2019-1X, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) †	864,679	1,202,245
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) 144A †	1,100,501	1,530,130
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 0.28%, 09/25/46†	349,020	327,418
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 0.36%, 06/25/37†	135,792	171,709
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 04/15/38 144A †	141,735	142,265
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	$ 688,297	$ 695,441
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	420,334	424,697
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.67%, 07/05/32 144A † γ	610,000	627,505
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	532,597	542,722
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	200,308
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 1.03%, 07/15/36 144A †	1,710,000	1,711,796
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.45%, 02/25/35† γ	10,709	10,894
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.46%, 06/25/46 144A † γ	364,807	364,537
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A	262,815	264,329
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	247,154	251,189
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 1.09%, 06/25/50 144A †	178,789	179,898
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	235,486	247,449
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	325,618	350,665
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,579,591
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 05/15/36 144A †	409,000	409,662
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.42%, 05/15/36 144A †	$ 136,000	$ 136,198
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.77%), 0.92%, 12/22/69 144A †	970,000	971,245
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.77%, 03/15/38 144A †	1,000,000	1,002,676
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 0.26%, 12/25/36†	340,990	319,980
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
2.39%, 12/25/33† γ	54,525	56,784
MF1 Multifamily Housing Mortgage Loan Trust, Series 2020-FL3, Class AS
(Floating, ICE LIBOR USD 1M + 2.85%, 2.85% Floor), 2.97%, 07/15/35 144A †	260,000	264,645
MF1, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.26%, 12/25/34 144A †	672,703	674,385
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	1,273,944	1,282,872
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.87%, 04/15/38 144A †	480,000	481,238
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	617,796	637,028
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	484,630	512,698
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	106,061	107,805
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	315,353	328,806
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	1,571,432	1,638,817
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	$ 955,000	$1,045,940
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	584,788
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.83%, 12/15/49† IO γ	1,900,552	59,071
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	287,467
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 1.11%, 06/20/44(A) †	70,914	53,234
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,016,432	1,090,911
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	934,808	997,875
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	1,286,309	1,381,481
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,452,453	1,515,690
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	627,140	663,342
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,805,179	1,869,310
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.77%, 03/15/36 144A †	1,900,000	1,903,449
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.02%, 01/15/26 144A †	240,000	241,879
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.04%, 04/14/36 144A †	113,756	114,084
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.12%, 04/14/37 144A †	1,136,000	1,137,000

See Notes to Financial Statements.

	Par	Value
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	$ 800,000	$ 805,220
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.25%), 1.30%, 06/20/70(U) 144A †	881,452	1,234,044
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,618	4,800
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.88%, 08/20/56(U) †	731,946	1,015,834
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	831,535	873,709
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	358,699	376,244
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	407,581	428,412
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	144,747	146,334
Silverstone Master Issuer PLC, Series 2019-1A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.57%), 0.76%, 01/21/70 144A †	127,000	127,211
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 1.74%, 04/25/43 144A †	1,074,196	1,076,059
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 1.34%, 02/25/47 144A †	1,465,014	1,465,407
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	324,150	324,432
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.95%, 07/20/60(U) 144A †	291,731	404,974
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.39%, 09/25/34†	48,448	46,315
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.59%, 07/19/35†	30,356	29,538
	Par	Value
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 0.65%, 02/25/36†	$ 266,994	$ 256,961
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.47% on 08/25/21), 6.01%, 07/25/37 STEP	201,769	116,856
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 0.96%, 04/12/44(A) †	392,869	295,948
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.11%, 10/20/51(U) 144A †	1,292,540	1,802,153
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Deposit Rates Swap 3M + 0.90%), 0.95%, 07/20/45(U) 144A †	2,242,994	3,116,324
TPGI Trust, Series 2021-DGWD, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.80%, 06/15/26 144A †	450,000	450,849
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 0.85%), 0.90%, 07/15/59(U) 144A †	1,400,000	1,944,250
TTAN, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 0.92%, 03/15/38 144A †	300,000	300,762
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	543,880
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	593,460
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	330,000	354,635
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.52%, 06/25/42†	4,070	4,034
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
2.91%, 08/25/33† γ	90,399	93,488
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 0.71%, 01/25/45†	184,055	183,586
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 0.86%, 01/25/47†	$ 207,473	$ 200,482
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 1.10%, 06/25/46†	417,080	420,987
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.94%, 02/25/37† γ	153,835	145,772
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.26%, 05/25/37† γ	180,064	161,090
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 0.96%, 05/25/47†	31,154	2,926
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	535,194
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 1.63%, 01/15/59 144A †	2,000,000	2,056,896
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5
3.42%, 09/15/50	1,096,000	1,207,375
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	157,028	158,777
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%, 11/15/44	559,668	560,720
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.08%, 08/15/45 144A †	515,266	515,572
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	450,718	466,755
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	366,053	377,582
Total Mortgage-Backed Securities (Cost $182,083,448)		185,166,628
MUNICIPAL BONDS — 0.4%
California State Earthquake Authority, Revenue Bond, Series B
1.48%, 07/01/23	315,000	321,138
	Par	Value
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	$ 1,000,000	$ 1,003,184
North Texas Higher Education Authority, Inc., Revenue Bond
(Floating, ICE LIBOR USD 3M + 1.10%, 15.00% Cap), 1.30%, 04/01/40†	1,214,303	1,223,805
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.78%), 0.87%, 04/01/47†	1,500,000	1,501,748
Total Municipal Bonds (Cost $4,021,881)		4,049,875
U.S. TREASURY OBLIGATIONS — 22.6%
U.S. Treasury Bills
0.01%, 07/22/21Ω	110,000	109,997
0.02%, 08/10/21Ω	29,000	28,999
0.01%, 08/24/21Ω	142,000	141,991
0.00%, 08/26/21Ω	100,000	99,994
0.01%, 09/16/21Ω	300,000	299,974
0.05%, 09/23/21Ω	7,800,000	7,799,181
0.07%, 02/24/22Ω	195,000	194,936
0.05%, 03/24/22Ω Δ	150,000	149,952
		8,825,024
U.S. Treasury Bonds
1.88%, 02/15/41‡‡	2,050,000	2,007,398
U.S. Treasury Notes
0.13%, 04/30/22	10,500,000	10,503,718
1.75%, 04/30/22	10,400,000	10,544,250
0.13%, 05/31/22	4,190,000	4,191,501
0.13%, 10/31/22Δ	1,500,000	1,499,648
0.13%, 01/31/23	46,330,000	46,290,185
0.13%, 02/28/23	3,125,000	3,121,460
0.13%, 03/31/23	4,465,000	4,458,634
0.13%, 04/30/23Δ	23,360,000	23,318,938
0.13%, 06/30/23	3,000,000	2,992,910
0.13%, 09/15/23	3,000,000	2,989,570
0.13%, 10/15/23	1,000,000	995,898
0.25%, 11/15/23	6,000,000	5,991,094
0.13%, 12/15/23	19,800,000	19,699,453
0.13%, 01/15/24	7,100,000	7,058,121
0.13%, 02/15/24Δ	23,515,000	23,367,113
0.25%, 03/15/24Δ	21,060,000	20,979,380
0.38%, 04/15/24	8,470,000	8,460,736
0.25%, 05/15/24Δ	6,300,000	6,266,039
0.25%, 06/15/24	32,843,000	32,644,146
		235,372,794
Total U.S. Treasury Obligations (Cost $246,511,900)		246,205,216

Shares
MONEY MARKET FUNDS — 2.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	21,666,713	21,666,713

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø §	6,224,173	$ 6,224,173
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	498,760	498,760
Total Money Market Funds (Cost $28,389,646)		28,389,646

	Par
REPURCHASE AGREEMENTS — 7.1%
Deutsche Bank Securities, Inc.
0.04% (dated 07/01/21, due 07/02/21, repurchase price $38,408,533, collateralized by U.S. Treasury Inflationary Index Note, 0.13%, due 4/15/22, total market value $39,557,577)	$38,400,000	38,400,000
JP Morgan Securities LLC
0.04% (dated 06/30/21, due 07/01/21, repurchase price $38,306,383, collateralized by U.S. Treasury Bond, 2.50%, due 5/15/46, total market value $39,328,179)	38,300,000	38,300,000
Total Repurchase Agreements (Cost $76,700,000)		76,700,000
TOTAL INVESTMENTS —104.3% (Cost $1,125,925,007)		1,134,446,509

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
FNCL 2% expiration date 09/2021, Strike Price $101.31, Expires 09/07/21 (JPM Chase)	1	$(1,500,000)	(6,547)
FNCL 2.5% expiration date 08/2021, Strike Price $103.98, Expires 08/05/21 (JPM Chase)	1	(400,000)	(476)
			(7,023)
	Number of Contracts	Notional Amount	Value
Call Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.36 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 6/20/2026 USD, Strike Price $0.75, Expires 08/18/21 (CITI)	1	$(19,400,000)	$ (3,663)
Sell Protection on Markit CDX.NA.IG.36 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 6/20/2026 USD, Strike Price $0.80, Expires 10/20/21 (BOA)	1	(4,000,000)	(2,625)
Sell Protection on Markit CDX.NA.IG.36 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 6/20/2026 USD, Strike Price $0.85, Expires 10/20/21 (CITI)	1	(16,000,000)	(9,072)
			(15,360)
Put Options — (0.0)%
FNCL 2.5% expiration date 08/2021, Strike Price $101.98, Expires 08/05/21 (JPM Chase)	1	(400,000)	(242)
FNCL 3% expiration date 08/2021, Strike Price $104.14, Expires 08/05/21 (JPM Chase)	1	(1,000,000)	(2,395)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
FNCL 3% expiration date 09/2021, Strike Price $103.70, Expires 09/07/21 (JPM Chase)	1	$(2,900,000)	$ (6,424)
			(9,061)
Total Written Options (Premiums received $ (58,144))			(31,444)
Liabilities in Excess of Other Assets — (4.3)%			(46,664,372)
NET ASSETS — 100.0%			$1,087,750,693
PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	22.6
Corporate Bonds	20.6
Mortgage-Backed Securities	17.0
Asset-Backed Securities	15.7
Foreign Bonds	15.7
Repurchase Agreements	7.1
Money Market Funds	2.6
Agency Obligations	2.6
Municipal Bonds	0.4
Written Options	(—) **
104.3
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2021	(51)	$ (8,112,487)	$ (6,346)
Euro-Bund	09/2021	(1)	(204,672)	(1,341)
Euro-Schatz	09/2021	(45)	(5,983,651)	571
10-Year U.S. Treasury Note	09/2021	(139)	(18,417,500)	(47,593)
Ultra 10-Year U.S. Treasury Note	09/2021	(116)	(17,075,563)	(237,107)
Ultra Long U.S. Treasury Bond	09/2021	(8)	(1,541,500)	(58,701)
2-Year U.S. Treasury Note	09/2021	1,685	371,239,727	(625,354)
5-Year U.S. Treasury Note	09/2021	(776)	(95,781,438)	229,499
90-Day Bank Acceptance	12/2022	302	60,172,818	(155,485)
90-Day Eurodollar	12/2022	37	9,201,900	(463)
90-Day Bank Acceptance	03/2023	216	42,952,565	(313,761)
90-Day Eurodollar	12/2024	(37)	(9,107,088)	(925)
Total Futures Contracts outstanding at June 30, 2021			$327,343,111	$(1,217,006)

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/02/21	U.S. Dollars	22,599,837	British Pounds	15,986,000	GSC	$ 486,400
09/15/21	U.S. Dollars	19,570,131	Euro	16,144,000	BNP	396,170
07/02/21	U.S. Dollars	13,710,970	Canadian Dollars	16,565,152	BNP	347,666
08/10/21	U.S. Dollars	13,617,132	Japanese Yen	1,485,000,000	BAR	245,552
07/02/21	U.S. Dollars	7,128,477	Euro	5,827,000	BNP	219,111
07/02/21	U.S. Dollars	4,397,394	Australian Dollars	5,658,472	BNP	153,823
08/05/21	U.S. Dollars	4,954,435	Canadian Dollars	5,995,000	UBS	118,283
07/02/21	U.S. Dollars	1,508,875	Australian Dollars	1,951,000	HSBC	45,723
08/03/21	U.S. Dollars	3,887,526	Australian Dollars	5,124,255	UBS	43,922
09/21/21	U.S. Dollars	5,916,418	Euro	4,965,000	HSBC	18,775
08/03/21	U.S. Dollars	13,377,011	Canadian Dollars	16,565,152	BNP	13,936
08/03/21	U.S. Dollars	22,127,581	British Pounds	15,986,000	HSBC	11,961
09/15/21	U.S. Dollars	357,293	Australian Dollars	462,000	CIBC	10,700
09/15/21	U.S. Dollars	320,607	Canadian Dollars	388,000	BOA	7,612
09/21/21	U.S. Dollars	2,039,406	Canadian Dollars	2,524,000	HSBC	3,328
Subtotal Appreciation						$2,122,962
08/03/21	Japanese Yen	376,500,000	U.S. Dollars	3,393,136	BNP	$ (3,167)
07/02/21	Japanese Yen	189,400,000	U.S. Dollars	1,720,000	BNP	(15,153)
07/02/21	Japanese Yen	187,100,000	U.S. Dollars	1,706,918	MSCS	(22,774)
Subtotal Depreciation						$ (41,094)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$2,081,868
Swap Agreements outstanding at June 30, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	1,600,000	$(39,469)	$(35,992)	$(3,477)
						$(39,469)	$(35,992)	$(3,477)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.32 Index (Pay Quarterly)		6/20/2024	USD	10,100,000	$(192,778)	$ (198,363)	$ 5,585
Markit CDX.NA.IG.33 Index (Pay Quarterly)		12/20/2024	USD	24,450,000	(493,687)	(631,181)	137,494
Subtotal Appreciation					$(686,465)	$ (829,544)	$143,079
Markit CDX.NA.IG.35 Index (Pay Quarterly)		12/20/2025	USD	500,000	$ (12,686)	$ (11,909)	$ (777)
Markit CDX.NA.IG.36 Index (Pay Quarterly)		6/20/2026	USD	7,800,000	(199,394)	(176,126)	(23,268)
Subtotal Depreciation					$(212,080)	$ (188,035)	$ (24,045)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection outstanding at June 30, 2021					$(898,545)	$(1,017,579)	$119,034

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
0.28% (Semiannually)	3-Month LIBOR (Quarterly)	1/3/2022	USD	5,100,000	$ 31	$ (388)	$ 419
Subtotal Appreciation					$ 31	$ (388)	$ 419
1-Month LIBOR + 0.10% (Quarterly)	3-Month LIBOR (Quarterly)	1/3/2022	USD	25,000,000	$(10,925)	$ —	$(10,925)
3-Month CDOR (Semiannually)	0.64% (Semiannually)	1/3/2022	CAD	6,430,000	(9,381)	—	(9,381)
Subtotal Depreciation					$(20,306)	$ —	$(20,306)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2021					$(20,275)	$ (388)	$(19,887)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 28,111,017	$ —	$ 28,111,017	$ —
Asset-Backed Securities	171,136,078	—	171,136,078	—
Corporate Bonds	224,418,363	—	224,418,363	—
Foreign Bonds	170,269,686	—	170,269,686	—
Money Market Funds	28,389,646	28,389,646	—	—
Mortgage-Backed Securities	185,166,628	—	185,166,628	—
Municipal Bonds	4,049,875	—	4,049,875	—
Repurchase Agreements	76,700,000	—	76,700,000	—
U.S. Treasury Obligations	246,205,216	—	246,205,216	—
Total Assets - Investments in Securities	$1,134,446,509	$28,389,646	$1,106,056,863	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,122,962	$ —	$ 2,122,962	$ —
Futures Contracts	230,070	230,070	—	—
Swap Agreements	143,498	—	143,498	—
Total Assets - Other Financial Instruments	$ 2,496,530	$ 230,070	$ 2,266,460	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (7,023)	$ (7,023)	$ —	$ —
Call Swaptions	(15,360)	(15,360)	—	—
Put Options	(9,061)	(9,061)	—	—
Total Written Options	(31,444)	(31,444)	—	—
Total Liabilities - Investments in Securities	$ (31,444)	$ (31,444)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (41,094)	$ —	$(41,094)	$ —
Futures Contracts	(1,447,076)	(1,447,076)	—	—
Swap Agreements	(47,828)	—	(47,828)	—
Total Liabilities - Other Financial Instruments	$(1,535,998)	$(1,447,076)	$(88,922)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 1.1%
Federal Farm Credit Banks Funding Corporation
1.70%, 04/23/35	$3,800,000	$ 3,741,772
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	7,100,000	7,045,142
0.65%, 10/27/25	7,200,000	7,138,792
0.80%, 10/28/26	7,200,000	7,160,340
Federal National Mortgage Association
6.63%, 11/15/30Δ	670,000	970,090
Total Agency Obligations (Cost $25,933,901)		26,056,136
ASSET-BACKED SECURITIES — 4.7%
A10 Bridge Asset Financing LLC, Series 2020-C, Class A
2.02%, 08/15/40 144A	1,324,645	1,331,781
ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.95%, 1.95% Floor), 2.14%, 01/20/32 144A †	970,000	970,882
AGL Core CLO 8, Ltd., Series 2020-8A, Class A1
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 1.69%, 10/20/31 144A †	390,000	390,903
Allegro CLO XI, Ltd., Series 2019-2A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.39%, 1.39% Floor), 1.58%, 01/19/33 144A †	500,000	501,291
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.77%, 01/25/36†	2,900,000	2,886,622
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 1.20%, 04/30/31 144A †	710,000	711,041
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 1.40%, 04/15/33 144A †	1,500,000	1,505,919
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.25%, 04/20/34 144A †	540,000	542,164
	Par	Value
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 3.34%, 04/20/31 144A †	$ 750,000	$ 747,296
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.36%, 11/20/30 144A †	490,000	491,030
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 1.21%, 04/20/34 144A †	1,500,000	1,495,568
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	881,043	598,285
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,078,143	1,418,273
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, ICE LIBOR USD 3M + 1.26%, 1.26% Floor), 1.42%, 04/15/34 144A †	400,000	401,506
BlueMountain CLO, Ltd., Series 2013-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.18%), 1.36%, 10/22/30 144A †	490,193	490,656
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 2.04%, 04/20/27 144A †	800,000	801,112
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.12%, 09/15/35 144A †	1,544,680	1,546,124
Carlyle Global Market Strategies CLO, Ltd., Series 2014-3RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.23%, 07/27/31 144A †	317,386	317,498
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.98% Floor), 1.07%, 05/25/35†	1,543,438	1,545,390
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 1.03%, 01/27/28 144A †	744,512	744,369

See Notes to Financial Statements.

	Par	Value
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.25%, 07/17/34 144A †	$ 790,000	$ 790,000
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	560,000	561,288
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.69%, 07/25/36†	168,256	168,283
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 3.09%, 08/09/24 144A †	970,000	935,835
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 0.84%, 03/25/34†	119,465	119,257
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 0.31%, 12/15/35†	30,105	29,071
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.24%, 04/15/34 144A †	250,000	250,096
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.25%, 05/20/34 144A †	6,500,000	6,512,356
Dryden Senior Loan Fund, Series 2021-87A, Class A1
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 1.22%, 05/20/34 144A †	1,440,000	1,440,000
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 1.29%, 12/27/66 144A †	812,021	835,283
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.42%, 04/15/33 144A †	3,800,000	3,811,237
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,608	108,489
	Par	Value
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 0.51%, 02/27/35 144A †	$ 409,628	$ 379,940
Flagship Credit Auto Trust, Series 2019-3, Class A
2.33%, 02/15/24 144A	546,127	549,936
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	39,478	38,955
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.29%, 10/29/29 144A †	1,000,000	1,000,578
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 1.91%, 10/20/31 144A †	250,000	250,980
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	2,400,000	2,401,270
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 1.34%, 01/27/31 144A †	500,000	500,940
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.26%, 07/25/27 144A †	137,794	137,811
HalseyPoint CLO, Ltd., Series 2020-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 1.64%, 11/30/32 144A †	530,000	532,490
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.20%, 05/25/34 144A †	594,051	597,014
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class AR
3.25%, 11/01/35 144A	750,000	742,978
ICG US CLO, Ltd., Series 2017-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 1.27%, 07/28/34 144A †	1,500,000	1,500,000
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	992,108	998,607
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 1.50%, 01/15/32 144A †	$ 340,000	$ 340,404
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.18%, 06/15/36 144A †	1,335,069	1,338,101
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.42%, 07/15/27 144A †	162,480	162,543
Loanpal Solar Loan, Ltd., Series 2021-1GS, Class A
2.29%, 01/20/48 144A	801,263	815,228
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 1.66%, 08/20/24 144A †	1,113,509	1,115,130
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 0.93%, 04/15/29 144A †	2,750,000	2,750,004
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 2.03%, 04/15/31 144A †	500,000	498,272
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.20%, 07/16/36 144A †	900,000	902,373
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
2.97%, 07/25/59 144A † γ	233,661	242,864
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.77%, 10/25/35†	376,021	374,657
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	883,325	909,014
Navient Student Loan Trust, Series 2016-3A, Class A3
(Floating, ICE LIBOR USD 1M + 1.35%), 1.44%, 06/25/65 144A †	1,382,235	1,415,972
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 1.39%, 03/25/66 144A †	3,176,000	3,294,641
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.14%, 12/27/66 144A †	1,288,590	1,311,543
	Par	Value
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.14%, 06/25/69 144A †	$2,126,194	$2,182,864
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.32%, 10/19/31 144A †	750,000	751,140
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	673,083	683,719
Ocean Trails CLO IX, Series 2020-9A, Class A1
(Floating, ICE LIBOR USD 3M + 1.87%, 1.87% Floor), 2.05%, 10/15/29 144A †	1,080,000	1,082,912
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 1.15%, 04/15/31 144A †	700,000	700,495
Octagon Investment Partners 45, Ltd., Series 2019-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.33%, 1.33% Floor), 1.51%, 10/15/32 144A †	750,000	751,416
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 1.15%, 02/14/31 144A †	530,000	528,571
OHA Credit Funding 7, Ltd., Series 2020-7A, Class A
(Floating, ICE LIBOR USD 3M + 1.25%, 1.25% Floor), 1.44%, 10/19/32 144A †	270,000	270,398
OHA Loan Funding, Ltd., Series 2015-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.34%, 1.34% Floor), 1.50%, 11/15/32 144A †	1,170,000	1,172,918
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 1.99%, 04/20/32 144A †	600,000	601,649
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.64%, 05/25/57 144A †	454,268	454,681
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.24%, 09/25/65 144A †	420,289	426,621

See Notes to Financial Statements.

	Par	Value
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 1.04%, 11/25/65 144A †	$ 383,426	$ 386,408
Point Au Roche Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.26%, 07/20/34 144A †	1,170,000	1,170,000
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.43%, 0.65% Floor, 14.00% Cap), 0.52%, 11/25/35†	495,713	495,741
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.08%), 1.27%, 04/20/34 144A †	340,000	341,135
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A
0.62%, 05/15/23	136,730	136,756
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 0.89%, 03/25/35†	133,868	131,253
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	151,780	164,305
Shackleton CLO, Ltd., Series 2014-6RA, Class A
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 1.21%, 07/17/28 144A †	424,841	424,784
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.33%, 07/20/34 144A †	8,700,000	8,700,000
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.24%, 06/15/29†	306,391	305,461
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 0.59%, 12/15/27 144A †	700,401	700,653
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.30%, 01/25/27†	56,961	56,832
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 0.32%, 10/25/28†	408,671	406,860
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 0.27%, 01/26/26†	315,812	315,784
	Par	Value
SMB Private Education Loan Trust, Series 2020-B, Class A1A
1.29%, 07/15/53 144A	$ 509,507	$ 511,796
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	1,530,000	1,528,943
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	660,000	670,275
SMB Private Education Loan Trust, Series 2021-A, Class C
2.99%, 01/15/53 144A	430,000	436,497
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	580,000	579,298
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	662,742	702,530
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 1.28%, 07/26/31 144A †	500,000	499,654
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.02%, 07/25/35†	951,768	953,089
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 0.87%, 02/25/35 144A †	2,700,000	2,728,160
Tralee CLO VI, Ltd., Series 2019-6A, Class AS
(Floating, ICE LIBOR USD 3M + 1.30%), 1.48%, 10/25/32 144A †	620,000	622,495
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.07%, 04/15/29 144A †	2,440,000	2,441,367
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%), 1.46%, 07/20/32 144A †	2,900,000	2,900,000
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	115,759	125,656
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	205,018	220,863
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.69%, 02/25/43†	295,811	294,901
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 1.46%, 04/15/33 144A †	$2,525,000	$ 2,532,163
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 1.38%, 10/18/31 144A †	500,000	500,672
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.04%), 1.23%, 04/20/34 144A †	490,000	492,152
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.33%, 10/15/31 144A †	1,250,000	1,251,522
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 1.24%, 04/15/31 144A †	1,700,000	1,701,885
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.17%), 1.34%, 07/20/32 144A †	6,900,000	6,906,386
Wellfleet CLO, Ltd., Series 2020-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 2.03%, 07/15/31 144A †	510,000	511,504
Whitebox CLO II, Ltd., Series 2020-2A, Class A1
(Floating, ICE LIBOR USD 3M + 1.75%, 1.75% Floor), 1.93%, 10/24/31 144A †	620,000	622,350
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 3.83%, 10/15/31 144A †	750,000	741,984
Total Asset-Backed Securities (Cost $114,155,416)		113,920,648
COMMERCIAL PAPER — 0.8%
Duke Energy Corporation
0.09%, 07/08/21Ω	1,500,000	1,499,974
Eaton Capital Unlimited Co.
0.15%, 07/08/21Ω	3,000,000	2,999,912
National Bank of Canada
0.15%, 07/20/21Ω	3,000,000	2,999,762
Suncor Energy, Inc.
0.21%, 09/07/21Ω	5,800,000	5,797,988
VW Credit, Inc.
0.15%, 07/21/21Ω	5,800,000	5,799,517
Total Commercial Paper (Cost $19,096,865)		19,097,153
	Par	Value
CORPORATE BONDS — 26.7%
3M Co.
2.38%, 08/26/29	$ 210,000	$ 220,783
3.05%, 04/15/30Δ	50,000	54,986
3.70%, 04/15/50	790,000	932,837
7-Eleven, Inc.
1.30%, 02/10/28 144A	725,000	700,857
Abbott Laboratories
3.75%, 11/30/26	148,000	167,223
4.75%, 11/30/36	200,000	257,909
4.90%, 11/30/46	210,000	287,973
Adobe, Inc.
3.25%, 02/01/25	65,000	70,446
2.30%, 02/01/30	650,000	677,613
Adventist Health System
2.95%, 03/01/29	160,000	168,888
Aetna, Inc.
2.80%, 06/15/23	50,000	52,057
Air Lease Corporation
3.38%, 07/01/25	1,430,000	1,537,225
2.88%, 01/15/26	475,000	499,461
3.75%, 06/01/26	875,000	958,181
3.25%, 10/01/29	45,000	47,065
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,633,370	1,811,474
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26Δ	900,000	1,003,169
2.75%, 12/15/29	1,400,000	1,462,591
3.38%, 08/15/31	325,000	357,605
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	425,737
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	291,475
4.25%, 06/15/28 144A	75,000	85,418
Ally Financial, Inc.
1.45%, 10/02/23	250,000	253,845
5.80%, 05/01/25	50,000	58,136
Alphabet, Inc.
0.45%, 08/15/25Δ	60,000	59,443
0.80%, 08/15/27Δ	130,000	126,478
1.10%, 08/15/30	150,000	142,395
2.05%, 08/15/50	230,000	203,416
Amazon.com, Inc.
0.80%, 06/03/25Δ	310,000	310,742
1.20%, 06/03/27	390,000	389,047
3.15%, 08/22/27	270,000	298,489
1.50%, 06/03/30Δ	190,000	185,893
2.10%, 05/12/31	170,000	172,970
4.80%, 12/05/34	75,000	96,843
3.88%, 08/22/37	160,000	191,116
4.95%, 12/05/44	220,000	298,814
4.05%, 08/22/47	290,000	354,423
2.50%, 06/03/50	310,000	293,602
4.25%, 08/22/57	160,000	205,371

See Notes to Financial Statements.

	Par	Value
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 6.00%, 02/12/23 144A †	$1,433,598	$1,434,495
Amdocs, Ltd.
2.54%, 06/15/30	1,975,000	1,977,246
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	789,556	769,642
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29Δ	1,759,030	1,793,426
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	550,419
2.85%, 02/01/30	40,000	41,216
American Express Co.
2.50%, 07/30/24	1,995,000	2,102,838
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	359,553
2.38%, 07/15/31	205,000	201,952
American International Group, Inc.
4.13%, 02/15/24	75,000	81,716
2.50%, 06/30/25	150,000	158,408
3.90%, 04/01/26	825,000	921,054
4.20%, 04/01/28Δ	1,850,000	2,130,776
3.40%, 06/30/30	250,000	274,383
6.25%, 03/15/37	278,000	324,399
American Tower Corporation REIT
3.38%, 05/15/24	825,000	883,003
3.38%, 10/15/26	1,500,000	1,635,955
Amgen, Inc.
3.63%, 05/22/24	50,000	53,843
3.13%, 05/01/25	60,000	64,659
4.66%, 06/15/51	34,000	43,937
Anthem, Inc.
2.95%, 12/01/22	390,000	403,336
3.35%, 12/01/24	130,000	140,336
2.38%, 01/15/25	35,000	36,669
3.65%, 12/01/27	250,000	280,065
2.55%, 03/15/31	2,100,000	2,166,027
Apache Corporation
3.25%, 04/15/22	24,000	24,333
4.38%, 10/15/28	20,000	21,318
4.25%, 01/15/30	60,000	63,383
5.10%, 09/01/40	180,000	188,775
4.75%, 04/15/43Δ	40,000	41,676
4.25%, 01/15/44	300,000	294,318
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	2,276,776
Apple, Inc.
1.55%, 08/04/21	20,000	20,002
2.50%, 02/09/25	65,000	69,004
1.13%, 05/11/25	630,000	637,672
2.45%, 08/04/26	595,000	633,530
4.50%, 02/23/36	10,000	12,637
Applied Materials, Inc.
1.75%, 06/01/30	300,000	297,031
	Par	Value
Arch Capital Finance LLC
4.01%, 12/15/26	$ 600,000	$ 677,875
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	258,483
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	166,266
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,262,784
AT&T, Inc.
4.45%, 04/01/24	725,000	792,115
4.25%, 03/01/27	60,000	68,124
2.30%, 06/01/27	1,930,000	1,997,811
1.65%, 02/01/28	540,000	536,328
2.75%, 06/01/31	175,000	182,092
2.25%, 02/01/32	1,700,000	1,670,340
2.55%, 12/01/33 144A	2,839,000	2,815,483
5.25%, 03/01/37	245,000	309,040
4.90%, 08/15/37	200,000	247,067
6.38%, 03/01/41	325,000	467,492
3.50%, 06/01/41	400,000	416,248
3.10%, 02/01/43	1,110,000	1,089,842
4.35%, 06/15/45	94,000	108,180
5.15%, 11/15/46	125,000	160,551
5.45%, 03/01/47	575,000	758,524
4.50%, 03/09/48	197,000	232,764
5.15%, 02/15/50	200,000	257,335
3.65%, 06/01/51	325,000	338,264
3.50%, 09/15/53 144A	1,913,000	1,924,840
3.55%, 09/15/55 144A	301,000	302,448
3.80%, 12/01/57 144A	60,000	62,627
3.65%, 09/15/59 144A	37,000	37,578
AutoNation, Inc.
4.75%, 06/01/30	225,000	266,405
Avangrid, Inc.
3.20%, 04/15/25	275,000	295,566
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	2,262,464
1.95%, 01/30/26 144A	400,000	400,299
Baker Hughes a GE Co. LLC
4.08%, 12/15/47	40,000	45,784
Bank of America Corporation
3.30%, 01/11/23	120,000	125,273
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	341,026
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	556,971
4.00%, 04/01/24	420,000	458,427
(Floating, ICE LIBOR USD 3M + 0.96%), 1.13%, 07/23/24†	900,000	912,834
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	260,000	277,286
4.20%, 08/26/24	1,295,000	1,420,142
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	332,063
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ ^	150,000	170,250
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	70,000	70,309
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.00%, 01/22/25	$ 440,000	$ 483,092
(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 03/15/25^	65,000	69,506
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,344,939
4.45%, 03/03/26	420,000	477,247
3.50%, 04/19/26	1,260,000	1,388,788
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	60,157
4.25%, 10/22/26	480,000	542,345
(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26^	2,200,000	2,181,428
3.25%, 10/21/27	875,000	949,894
4.18%, 11/25/27	825,000	924,797
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28Δ ^	860,000	947,678
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	756,347
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	300,000	338,538
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	603,594
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	527,112
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	76,656
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	1,010,000	1,041,977
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	400,000	389,232
6.11%, 01/29/37	500,000	684,821
(Variable, ICE LIBOR USD 3M + 1.81%), 4.24%, 04/24/38^	30,000	35,727
5.00%, 01/21/44	790,000	1,053,408
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49Δ ^	270,000	314,427
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	209,657
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	990,000	1,185,381
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51^	750,000	733,042
Banner Health
2.34%, 01/01/30	865,000	881,720
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	206,515
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	217,790
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	298,813
Becton, Dickinson and Co.
3.36%, 06/06/24	830,000	889,556
3.73%, 12/15/24	171,000	186,335
3.70%, 06/06/27	685,000	761,556
2.82%, 05/20/30	650,000	681,381
4.69%, 12/15/44	94,000	117,178
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	440,215
	Par	Value
3.70%, 07/15/30	$ 400,000	$ 454,063
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30Δ	725,000	734,491
4.25%, 01/15/49	460,000	572,559
Berry Global, Inc.
1.57%, 01/15/26 144A	2,475,000	2,478,960
Biogen, Inc.
3.15%, 05/01/50	65,000	63,975
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,731,269
BMW US Capital LLC
1.85%, 09/15/21 144A	60,000	60,121
Boeing Co. (The)
1.17%, 02/04/23	2,000,000	2,008,458
1.43%, 02/04/24	2,920,000	2,927,968
4.88%, 05/01/25	850,000	952,838
2.20%, 02/04/26	430,000	434,178
2.70%, 02/01/27	70,000	72,421
2.80%, 03/01/27	110,000	114,466
5.15%, 05/01/30	1,200,000	1,422,126
3.25%, 02/01/35	925,000	938,303
6.63%, 02/15/38	210,000	281,064
3.55%, 03/01/38	70,000	72,004
5.71%, 05/01/40	340,000	438,522
3.85%, 11/01/48	25,000	25,741
3.75%, 02/01/50	200,000	206,664
5.81%, 05/01/50	1,400,000	1,888,381
5.93%, 05/01/60Δ	10,000	13,835
BorgWarner, Inc.
5.00%, 10/01/25 144A	35,000	40,197
Boston Properties LP REIT
4.50%, 12/01/28Δ	930,000	1,085,415
2.55%, 04/01/32Δ	2,200,000	2,215,952
Boston Scientific Corporation
2.65%, 06/01/30	1,900,000	1,967,035
BP Capital Markets America, Inc.
3.22%, 11/28/23	370,000	391,900
3.79%, 02/06/24	50,000	53,962
3.12%, 05/04/26	570,000	618,649
3.54%, 04/06/27	50,000	55,214
4.23%, 11/06/28	1,550,000	1,798,540
3.63%, 04/06/30	490,000	549,793
3.00%, 02/24/50	520,000	503,722
Brighthouse Financial, Inc.
3.70%, 06/22/27Δ	449,000	488,713
Bristol-Myers Squibb Co.
2.25%, 08/15/21	270,000	270,666
2.60%, 05/16/22	300,000	306,460
3.55%, 08/15/22	170,000	176,105
2.90%, 07/26/24	479,000	511,150
3.88%, 08/15/25	818,000	911,254
3.20%, 06/15/26	120,000	131,810
3.40%, 07/26/29	720,000	807,721
5.00%, 08/15/45	84,000	115,075

See Notes to Financial Statements.

	Par	Value
Broadcom Corporation
3.88%, 01/15/27	$2,153,000	$2,380,266
3.50%, 01/15/28	28,000	30,736
Broadcom, Inc.
4.70%, 04/15/25	760,000	856,685
3.15%, 11/15/25	470,000	504,048
3.46%, 09/15/26	3,431,000	3,738,912
5.00%, 04/15/30	60,000	70,859
2.45%, 02/15/31 144A	2,000,000	1,966,937
4.30%, 11/15/32	2,000,000	2,279,931
3.42%, 04/15/33 144A	900,000	946,182
3.47%, 04/15/34 144A	2,090,000	2,212,851
Calpine Corporation
4.50%, 02/15/28 144A	495,000	505,519
Camden Property Trust REIT
3.15%, 07/01/29	65,000	70,720
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	74,692
3.30%, 01/15/35 144A	460,000	494,479
Capital One Financial Corporation
3.50%, 06/15/23	325,000	343,850
3.30%, 10/30/24	345,000	371,821
Carrier Global Corporation
2.24%, 02/15/25	70,000	72,827
2.49%, 02/15/27	1,225,000	1,283,104
2.72%, 02/15/30	650,000	674,461
3.58%, 04/05/50	20,000	21,257
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 0.63%, 03/02/23†	2,100,000	2,100,548
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	805,660
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,714,850
Charles Schwab Corporation (The)
4.20%, 03/24/25	60,000	67,071
3.25%, 05/22/29	10,000	11,042
Charter Communications Operating LLC
4.46%, 07/23/22	1,700,000	1,760,217
4.91%, 07/23/25	7,190,000	8,150,273
4.20%, 03/15/28	510,000	577,924
5.05%, 03/30/29	460,000	544,056
6.38%, 10/23/35	490,000	656,017
5.38%, 04/01/38	300,000	369,179
6.48%, 10/23/45	90,000	124,157
5.38%, 05/01/47	30,000	36,824
5.13%, 07/01/49	30,000	35,793
4.80%, 03/01/50	360,000	414,250
Chevron Corporation
1.55%, 05/11/25	310,000	317,759
2.95%, 05/16/26	350,000	379,582
2.00%, 05/11/27	100,000	103,281
Chevron USA, Inc.
3.85%, 01/15/28Δ	550,000	627,275
6.00%, 03/01/41	10,000	14,652
4.95%, 08/15/47	110,000	148,556
	Par	Value
Choice Hotels International, Inc.
3.70%, 12/01/29	$1,500,000	$1,629,630
Chubb INA Holdings, Inc.
3.35%, 05/03/26	120,000	131,854
Cigna Corporation
3.75%, 07/15/23	293,000	312,122
4.13%, 11/15/25	180,000	201,830
3.40%, 03/01/27	65,000	71,353
4.38%, 10/15/28	460,000	535,400
2.40%, 03/15/30	1,250,000	1,276,394
4.80%, 08/15/38	640,000	797,992
3.20%, 03/15/40	675,000	701,722
4.90%, 12/15/48	1,000,000	1,290,269
Cimarex Energy Co.
3.90%, 05/15/27	660,000	728,278
4.38%, 03/15/29	650,000	739,660
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	183,245
3.70%, 04/01/27	190,000	213,116
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	105,934
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	550,000	577,148
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	178,837
3.50%, 05/15/23	220,000	232,011
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	2,190,000	2,236,814
(Variable, U.S. SOFR + 0.69%), 0.78%, 10/30/24^	35,000	35,099
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	65,000	69,296
(Variable, U.S. SOFR + 0.67%), 0.98%, 05/01/25^	65,000	65,176
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	430,000	471,689
4.40%, 06/10/25	450,000	502,940
5.50%, 09/13/25	490,000	571,067
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26Δ ^	190,000	203,441
3.40%, 05/01/26	2,075,000	2,266,781
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ ^	150,000	175,646
3.20%, 10/21/26	500,000	542,144
4.30%, 11/20/26	1,675,000	1,893,432
4.45%, 09/29/27	2,305,000	2,635,410
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	165,586
4.13%, 07/25/28Δ	325,000	366,429
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	340,000	397,399
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	790,000	812,936
6.63%, 06/15/32	50,000	68,240
8.13%, 07/15/39	260,000	450,270
6.68%, 09/13/43	10,000	15,400
5.30%, 05/06/44	24,000	32,474
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.65%, 07/30/45	$ 894,000	$1,152,886
4.75%, 05/18/46	40,000	51,000
4.65%, 07/23/48	160,000	209,953
Citizens Financial Group, Inc.
2.85%, 07/27/26	65,000	69,366
Citrix Systems, Inc.
1.25%, 03/01/26	2,100,000	2,075,270
Coca-Cola Co. (The)
3.38%, 03/25/27	120,000	133,744
1.45%, 06/01/27Δ	265,000	267,849
2.50%, 06/01/40	20,000	19,852
2.60%, 06/01/50	130,000	125,646
Comcast Corporation
3.10%, 04/01/25	245,000	264,881
3.38%, 08/15/25	275,000	300,091
3.95%, 10/15/25	477,000	534,764
3.15%, 03/01/26	130,000	141,552
3.30%, 02/01/27	344,000	378,453
3.30%, 04/01/27	1,710,000	1,885,758
4.15%, 10/15/28	1,180,000	1,366,840
3.40%, 04/01/30	150,000	165,724
4.25%, 10/15/30	810,000	954,022
5.65%, 06/15/35	420,000	569,462
6.50%, 11/15/35	30,000	43,770
3.90%, 03/01/38	30,000	34,572
3.25%, 11/01/39	400,000	426,132
3.75%, 04/01/40	165,000	186,293
3.40%, 07/15/46	50,000	53,431
4.00%, 03/01/48	40,000	46,987
4.70%, 10/15/48	200,000	258,304
3.45%, 02/01/50	950,000	1,027,574
2.80%, 01/15/51	270,000	260,239
CommonSpirit Health
4.35%, 11/01/42	40,000	46,968
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	345,930
ConocoPhillips
3.75%, 10/01/27 144A	170,000	191,227
4.30%, 08/15/28 144A	480,000	557,654
ConocoPhillips Co.
6.95%, 04/15/29	220,000	300,069
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	143,056
3.95%, 04/01/50	140,000	159,300
Continental Resources, Inc.
4.50%, 04/15/23	506,000	527,963
4.38%, 01/15/28Δ	320,000	354,909
4.90%, 06/01/44	10,000	11,338
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	635,939
Costco Wholesale Corporation
1.60%, 04/20/30	550,000	543,310
Cox Communications, Inc.
3.35%, 09/15/26 144A	45,000	48,941
CRH America Finance, Inc.
3.95%, 04/04/28 144A	500,000	564,624
	Par	Value
Crown Castle International Corporation REIT
3.15%, 07/15/23	$2,325,000	$2,442,114
3.10%, 11/15/29	70,000	74,442
CSC Holdings LLC
3.38%, 02/15/31 144A	780,000	738,067
CSX Corporation
3.25%, 06/01/27	65,000	71,369
3.80%, 04/15/50	300,000	343,731
CVS Health Corporation
2.75%, 12/01/22	210,000	215,827
3.70%, 03/09/23	99,000	104,284
2.63%, 08/15/24	205,000	216,458
3.88%, 07/20/25	788,000	870,339
3.63%, 04/01/27	200,000	221,759
4.30%, 03/25/28	1,961,000	2,254,622
3.75%, 04/01/30	1,090,000	1,221,367
4.13%, 04/01/40	80,000	93,030
2.70%, 08/21/40	360,000	349,610
5.13%, 07/20/45	775,000	1,009,664
5.05%, 03/25/48	1,030,000	1,340,331
4.25%, 04/01/50	80,000	95,023
CVS Pass-Through Trust
6.94%, 01/10/30	509,751	620,308
CyrusOne LP REIT
2.90%, 11/15/24	1,500,000	1,585,920
D.R. Horton, Inc.
4.38%, 09/15/22Δ	800,000	829,485
DAE Funding LLC
5.00%, 08/01/24 144A	700,000	720,639
Daimler Finance North America LLC
3.75%, 11/05/21 144A	1,600,000	1,618,617
2.55%, 08/15/22 144A	1,700,000	1,740,422
2.70%, 06/14/24 144A	1,900,000	2,001,572
8.50%, 01/18/31	25,000	37,942
Deere & Co.
3.10%, 04/15/30	50,000	55,247
3.75%, 04/15/50	760,000	920,858
Dell International LLC
5.45%, 06/15/23	2,775,000	3,011,289
5.85%, 07/15/25	25,000	29,353
6.02%, 06/15/26	1,075,000	1,291,150
8.35%, 07/15/46	75,000	122,859
Delta Air Lines, Inc.
7.00%, 05/01/25 144A	2,250,000	2,627,266
4.50%, 10/20/25 144A	700,000	752,565
4.75%, 10/20/28 144A	350,000	389,398
Deutsche Bank AG
4.25%, 10/14/21	1,500,000	1,516,320
3.95%, 02/27/23	1,900,000	1,995,887
Devon Energy Corporation
5.85%, 12/15/25	792,000	930,472
5.25%, 10/15/27 144A	38,000	40,972
4.50%, 01/15/30 144A	32,000	35,210
5.60%, 07/15/41	332,000	411,187
4.75%, 05/15/42	710,000	803,888
5.00%, 06/15/45	1,240,000	1,459,340

See Notes to Financial Statements.

	Par	Value
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	$2,275,000	$2,375,535
2.60%, 11/15/29	225,000	235,609
Diamondback Energy, Inc.
3.25%, 12/01/26	90,000	96,543
3.50%, 12/01/29	160,000	171,428
Discover Financial Services
3.75%, 03/04/25	450,000	492,359
Discovery Communications LLC
3.63%, 05/15/30	1,800,000	1,965,594
5.20%, 09/20/47	45,000	56,022
DISH DBS Corporation
5.88%, 11/15/24	170,000	182,750
7.75%, 07/01/26	150,000	170,063
5.13%, 06/01/29 144A	140,000	138,415
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	359,047
4.20%, 05/15/28	400,000	456,576
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	716,132
3.38%, 04/01/30	225,000	245,246
Duke Energy Corporation
3.75%, 04/15/24	200,000	215,444
3.15%, 08/15/27	550,000	594,436
2.45%, 06/01/30	1,800,000	1,822,071
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	390,272
DuPont de Nemours, Inc.
4.21%, 11/15/23	175,000	189,627
4.49%, 11/15/25	350,000	398,167
4.73%, 11/15/28	350,000	417,647
5.32%, 11/15/38	55,000	72,839
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	123,798
3.00%, 06/15/50 144A	35,000	34,799
Eaton Corporation
2.75%, 11/02/22	410,000	423,356
4.15%, 11/02/42	200,000	239,050
Ecolab, Inc.
3.95%, 12/01/47	68,000	82,684
Emory University
1.57%, 09/01/25	1,600,000	1,638,801
2.14%, 09/01/30	1,170,000	1,196,237
Enable Midstream Partners LP
4.95%, 05/15/28	900,000	1,031,086
Energy Transfer LP
4.20%, 09/15/23	625,000	669,005
4.50%, 11/01/23	310,000	332,890
4.25%, 04/01/24	100,000	107,890
4.50%, 04/15/24	230,000	250,530
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ ^	200,000	202,050
5.95%, 12/01/25	300,000	351,556
5.50%, 06/01/27	1,175,000	1,379,262
4.95%, 06/15/28	110,000	127,340
5.25%, 04/15/29	1,410,000	1,666,784
3.75%, 05/15/30Δ	860,000	935,032
	Par	Value
5.30%, 04/01/44	$ 20,000	$ 23,134
5.30%, 04/15/47	125,000	146,481
5.40%, 10/01/47	50,000	59,381
6.00%, 06/15/48	50,000	63,306
6.25%, 04/15/49	390,000	512,639
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,377,376
2.35%, 06/15/32	2,200,000	2,229,633
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	690,502
3.13%, 07/31/29	100,000	107,974
2.80%, 01/31/30Δ	890,000	940,976
7.55%, 04/15/38	50,000	76,928
5.70%, 02/15/42	60,000	80,804
4.85%, 03/15/44	50,000	61,236
4.80%, 02/01/49	30,000	37,034
4.20%, 01/31/50	680,000	785,665
3.70%, 01/31/51	740,000	795,383
3.95%, 01/31/60	120,000	134,091
EOG Resources, Inc.
4.15%, 01/15/26	160,000	180,260
4.38%, 04/15/30Δ	40,000	47,400
3.90%, 04/01/35	260,000	301,245
4.95%, 04/15/50	490,000	653,652
EPR Properties REIT
4.75%, 12/15/26	1,200,000	1,302,391
EQM Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,847,340
EQT Corporation
3.00%, 10/01/22Δ	20,000	20,450
7.63%, 02/01/25	20,000	23,356
3.90%, 10/01/27	60,000	64,350
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,789,461
1.55%, 03/15/28Δ	2,200,000	2,162,976
3.00%, 07/15/50	70,000	67,339
Equitable Holdings, Inc.
4.35%, 04/20/28	600,000	688,768
ERAC USA Finance LLC
4.50%, 08/16/21 144A	709,000	712,673
Exelon Corporation
4.05%, 04/15/30	325,000	370,542
5.63%, 06/15/35	415,000	547,322
4.70%, 04/15/50	25,000	31,651
Exelon Generation Co. LLC
3.25%, 06/01/25Δ	1,665,000	1,796,818
Expedia Group, Inc.
3.60%, 12/15/23	300,000	319,088
6.25%, 05/01/25 144A	1,114,000	1,296,743
4.63%, 08/01/27	150,000	169,741
3.80%, 02/15/28	300,000	326,472
2.95%, 03/15/31	2,350,000	2,386,189
Exxon Mobil Corporation
1.57%, 04/15/23	30,000	30,675
2.71%, 03/06/25	55,000	58,521
2.99%, 03/19/25	700,000	751,240
3.04%, 03/01/26	500,000	543,063
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.48%, 03/19/30Δ	$ 540,000	$ 606,849
4.11%, 03/01/46	230,000	271,780
4.33%, 03/19/50	190,000	236,221
3.45%, 04/15/51	250,000	272,662
Federal Realty Investment Trust REIT
3.50%, 06/01/30	1,900,000	2,088,660
FedEx Corporation
4.05%, 02/15/48	375,000	431,480
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	2,183,774
Fifth Third Bancorp
2.38%, 01/28/25	375,000	393,383
FirstEnergy Corporation
7.38%, 11/15/31	1,350,000	1,851,000
Fiserv, Inc.
2.75%, 07/01/24	1,075,000	1,134,484
3.85%, 06/01/25	65,000	71,566
3.20%, 07/01/26	725,000	785,251
4.20%, 10/01/28	375,000	431,381
Florida Power & Light Co.
2.85%, 04/01/25	65,000	69,541
3.80%, 12/15/42	425,000	503,789
Ford Motor Credit Co. LLC
5.88%, 08/02/21	320,000	322,032
2.98%, 08/03/22	1,800,000	1,829,466
(Floating, ICE LIBOR USD 3M + 1.24%), 1.39%, 02/15/23†	2,200,000	2,192,454
3.37%, 11/17/23	1,900,000	1,972,071
2.90%, 02/16/28	380,000	378,676
4.00%, 11/13/30	940,000	985,825
Fox Corporation
4.03%, 01/25/24	480,000	520,190
4.71%, 01/25/29	250,000	293,742
3.50%, 04/08/30	125,000	137,961
5.48%, 01/25/39	525,000	680,058
5.58%, 01/25/49	30,000	40,604
Freeport-McMoRan, Inc.
3.88%, 03/15/23	10,000	10,440
4.55%, 11/14/24Δ	10,000	10,888
5.45%, 03/15/43	192,000	234,943
GE Capital Funding LLC
4.05%, 05/15/27	1,900,000	2,151,652
General Dynamics Corporation
3.25%, 04/01/25	40,000	43,368
3.50%, 05/15/25	40,000	43,876
4.25%, 04/01/40	60,000	73,548
4.25%, 04/01/50	180,000	231,526
General Electric Co.
2.70%, 10/09/22	75,000	77,087
3.45%, 05/01/27	195,000	214,476
3.63%, 05/01/30Δ	525,000	585,953
6.75%, 03/15/32	80,000	110,974
6.88%, 01/10/39	85,000	127,475
4.25%, 05/01/40	175,000	204,846
General Mills, Inc.
4.20%, 04/17/28	600,000	692,376
	Par	Value
General Motors Co.
5.40%, 10/02/23	$ 535,000	$ 589,436
4.00%, 04/01/25	200,000	218,813
6.13%, 10/01/25	190,000	225,055
5.15%, 04/01/38	110,000	134,479
5.95%, 04/01/49	300,000	409,066
General Motors Financial Co., Inc.
4.38%, 09/25/21	400,000	403,742
3.45%, 04/10/22	230,000	234,261
5.20%, 03/20/23	1,900,000	2,046,417
4.35%, 04/09/25	40,000	44,232
4.30%, 07/13/25	300,000	331,728
4.35%, 01/17/27	560,000	630,131
5.65%, 01/17/29	100,000	121,839
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	247,305
4.50%, 02/01/45	275,000	337,024
4.75%, 03/01/46	20,000	25,408
GlaxoSmithKline Capital, Inc.
6.38%, 05/15/38	45,000	67,523
Glencore Funding LLC
3.00%, 10/27/22 144A Δ	10,000	10,290
4.13%, 05/30/23 144A	20,000	21,285
4.13%, 03/12/24 144A	1,155,000	1,245,886
4.63%, 04/29/24 144A	658,000	721,677
1.63%, 04/27/26 144A	525,000	527,151
4.00%, 03/27/27 144A	480,000	532,559
3.88%, 10/27/27 144A	520,000	573,468
Global Payments, Inc.
2.65%, 02/15/25	400,000	421,791
3.20%, 08/15/29	225,000	241,159
2.90%, 05/15/30	1,600,000	1,669,090
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/02/21† ρ	3,000	2,981
Goldman Sachs Group, Inc. (The)
5.25%, 07/27/21	160,000	160,558
3.20%, 02/23/23	250,000	260,906
3.85%, 07/08/24	150,000	162,297
3.50%, 01/23/25	1,700,000	1,838,666
3.50%, 04/01/25	320,000	347,329
4.25%, 10/21/25	1,170,000	1,308,837
3.50%, 11/16/26	700,000	761,795
(Floating, ICE LIBOR USD 3M + 1.75%), 1.93%, 10/28/27†	1,800,000	1,907,997
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	1,140,000	1,276,334
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	990,000	1,129,851
6.75%, 10/01/37	110,000	160,427
6.25%, 02/01/41	750,000	1,118,451
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	30,000	31,426
5.15%, 05/22/45	550,000	737,403
4.75%, 10/21/45	390,000	510,797

See Notes to Financial Statements.

	Par	Value
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	$1,000,000	$1,084,953
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A Δ	175,000	200,374
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	100,397
1.25%, 11/19/27 144A	1,800,000	1,757,472
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	325,000	320,206
Halliburton Co.
3.80%, 11/15/25Δ	40,000	44,245
6.70%, 09/15/38	50,000	69,113
5.00%, 11/15/45Δ	190,000	231,879
HCA, Inc.
5.25%, 04/15/25	120,000	137,399
5.25%, 06/15/26	10,000	11,584
5.38%, 09/01/26	1,600,000	1,843,200
5.50%, 06/15/47	80,000	104,370
Healthcare Realty Trust, Inc. REIT
2.05%, 03/15/31	175,000	169,550
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,595,136
Healthpeak Properties, Inc. REIT
3.50%, 07/15/29	65,000	71,936
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000,000	1,029,877
4.45%, 10/02/23	1,350,000	1,460,650
4.65%, 10/01/24	580,000	645,097
4.90%, 10/15/25	955,000	1,087,772
6.35%, 10/15/45	155,000	208,591
Hilton Domestic Operating Co., Inc.
4.00%, 05/01/31 144A Δ	986,000	996,057
3.63%, 02/15/32 144A	407,000	402,458
Home Depot, Inc. (The)
2.50%, 04/15/27Δ	150,000	159,941
3.90%, 12/06/28	270,000	314,764
2.70%, 04/15/30	170,000	181,977
3.30%, 04/15/40	450,000	493,924
3.35%, 04/15/50	830,000	919,249
Honeywell International, Inc.
1.35%, 06/01/25	180,000	183,418
Host Hotels & Resorts LP REIT
3.38%, 12/15/29	20,000	20,996
Humana, Inc.
3.15%, 12/01/22	70,000	72,201
4.50%, 04/01/25	40,000	44,817
3.95%, 03/15/27	150,000	168,485
4.63%, 12/01/42	60,000	74,070
4.95%, 10/01/44	70,000	90,734
4.80%, 03/15/47	10,000	12,653
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	610,385
Huntsman International LLC
4.50%, 05/01/29	325,000	369,948
2.95%, 06/15/31	250,000	253,890
	Par	Value
Hyundai Capital America
2.75%, 09/27/26	$ 70,000	$ 73,310
IHS Markit, Ltd.
4.00%, 03/01/26 144A	631,000	701,577
Intel Corporation
3.40%, 03/25/25	65,000	71,059
3.70%, 07/29/25	80,000	88,478
4.60%, 03/25/40	15,000	19,033
3.73%, 12/08/47	76,000	87,055
4.75%, 03/25/50	210,000	279,507
Intercontinental Exchange, Inc.
3.00%, 06/15/50Δ	1,500,000	1,480,083
International Business Machines Corporation
3.00%, 05/15/24	720,000	767,645
International Flavors & Fragrances, Inc.
1.83%, 10/15/27 144A	650,000	648,769
4.38%, 06/01/47	1,000,000	1,183,550
Intuit, Inc.
1.35%, 07/15/27	175,000	174,839
1.65%, 07/15/30	125,000	122,996
IPALCO Enterprises, Inc.
4.25%, 05/01/30	1,800,000	2,026,771
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	2,003,040
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	1,971,975	2,033,192
JM Smucker Co. (The)
2.38%, 03/15/30	225,000	229,475
Johnson & Johnson
0.55%, 09/01/25	180,000	178,457
2.45%, 03/01/26	110,000	117,318
0.95%, 09/01/27Δ	350,000	343,790
3.63%, 03/03/37	390,000	455,845
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.80%), 3.98%, 11/01/21† ρ Δ	1,260,000	1,263,421
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	800,000	843,743
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	770,000	785,354
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,790,000	1,907,696
3.88%, 09/10/24	860,000	937,882
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	1,480,000	1,598,114
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	875,000	907,856
(Variable, ICE LIBOR USD 3M + 1.16%), 3.22%, 03/01/25^	45,000	47,819
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25Δ ^	685,000	713,903
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	475,851
2.95%, 10/01/26	700,000	753,996
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	920,000	1,025,287
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.25%, 10/01/27	$ 780,000	$ 889,796
3.63%, 12/01/27	900,000	989,614
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,897,150
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	437,032
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	198,950
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	88,900
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	575,000	592,180
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	300,000	315,478
4.95%, 06/01/45	400,000	531,043
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	320,000	330,756
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	502,665
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	416,486
4.75%, 12/15/28	1,750,000	2,034,692
Kimberly-Clark Corporation
2.88%, 02/07/50	5,000	5,163
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	536,721
3.50%, 09/01/23	2,250,000	2,375,038
4.25%, 09/01/24	980,000	1,078,073
Kinder Morgan, Inc.
4.30%, 03/01/28	60,000	68,529
5.20%, 03/01/48	10,000	12,628
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	40,066
Kraft Heinz Foods Co.
3.00%, 06/01/26	158,000	168,342
4.25%, 03/01/31	60,000	68,225
L3Harris Technologies, Inc.
5.05%, 04/27/45	110,000	145,199
Laboratory Corporation of America Holdings
3.60%, 02/01/25	65,000	70,371
Lear Corporation
5.25%, 05/15/49Δ	35,000	44,262
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	1,400
0.00%, 01/24/13#	2,300,000	16,100
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 08/16/21Ψ ††† ρ #	2,330,000	—
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,701,200
Life Storage LP REIT
3.88%, 12/15/27Δ	900,000	1,005,385
Lincoln National Corporation
3.05%, 01/15/30	20,000	21,366
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	41,518
3.55%, 01/15/26	310,000	342,785
4.50%, 05/15/36	50,000	62,630
	Par	Value
Louisville Gas and Electric Co.
4.25%, 04/01/49	$ 50,000	$ 61,743
Lowe's Cos., Inc.
4.00%, 04/15/25Δ	60,000	66,437
4.50%, 04/15/30	110,000	130,284
1.70%, 10/15/30	675,000	647,647
3.00%, 10/15/50	150,000	148,160
Marathon Oil Corporation
3.85%, 06/01/25	35,000	38,138
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	139,482
6.50%, 03/01/41	45,000	62,544
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,522,020
Mars, Inc.
2.70%, 04/01/25 144A	400,000	425,021
3.20%, 04/01/30 144A	475,000	520,200
2.38%, 07/16/40 144A	150,000	144,792
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26Δ	1,100,000	1,224,555
4.38%, 03/15/29	500,000	586,484
Martin Marietta Materials, Inc.
3.20%, 07/15/51	1,225,000	1,228,090
Masco Corporation
1.50%, 02/15/28	2,575,000	2,516,088
Mastercard, Inc.
3.30%, 03/26/27	250,000	276,712
3.85%, 03/26/50	310,000	375,159
McDonald’s Corporation
3.30%, 07/01/25	170,000	184,801
1.45%, 09/01/25	40,000	40,824
3.70%, 01/30/26	250,000	277,927
3.50%, 03/01/27	360,000	397,913
3.50%, 07/01/27	160,000	177,473
3.80%, 04/01/28	90,000	101,959
3.60%, 07/01/30	160,000	180,079
4.45%, 09/01/48	575,000	716,806
3.63%, 09/01/49	130,000	144,333
4.20%, 04/01/50	1,230,000	1,486,824
Medtronic, Inc.
3.50%, 03/15/25	10,000	10,983
4.63%, 03/15/45	36,000	47,311
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	418,500
MetLife, Inc.
6.40%, 12/15/36	50,000	64,384
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	1,700,000	1,886,568
Microchip Technology, Inc.
2.67%, 09/01/23	675,000	703,397
Micron Technology, Inc.
2.50%, 04/24/23	250,000	258,624
Microsoft Corporation
2.88%, 02/06/24	470,000	497,181
2.70%, 02/12/25	120,000	128,601
2.40%, 08/08/26	1,540,000	1,642,696
3.30%, 02/06/27	800,000	890,540

See Notes to Financial Statements.

	Par	Value
3.45%, 08/08/36	$ 5,000	$ 5,798
2.53%, 06/01/50	18,000	17,726
2.92%, 03/17/52	37,000	39,337
2.68%, 06/01/60	22,000	21,851
3.04%, 03/17/62	108,000	115,486
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	396,078
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	290,000	319,653
Mondelez International, Inc.
1.50%, 05/04/25	670,000	682,433
Morgan Stanley
3.70%, 10/23/24	1,150,000	1,255,140
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	795,000	836,613
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	779,079
3.63%, 01/20/27	1,475,000	1,636,866
3.95%, 04/23/27	1,375,000	1,537,327
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	265,000	297,618
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	195,000	228,498
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,895,000	1,985,215
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31Δ ^	1,000,000	1,117,291
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	697,248
(Variable, ICE LIBOR USD 3M + 1.43%), 4.46%, 04/22/39^	30,000	37,155
MPLX LP
4.88%, 12/01/24	230,000	257,640
4.88%, 06/01/25	100,000	112,962
4.25%, 12/01/27	35,000	39,698
4.00%, 03/15/28	50,000	55,922
4.80%, 02/15/29	250,000	293,594
4.50%, 04/15/38	470,000	540,006
4.70%, 04/15/48	880,000	1,025,010
5.50%, 02/15/49Δ	595,000	771,872
MPT Operating Partnership LP REIT
4.63%, 08/01/29Δ	435,000	466,925
Mylan, Inc.
5.40%, 11/29/43	60,000	74,336
National Retail Properties, Inc. REIT
3.90%, 06/15/24Δ	255,000	275,580
3.60%, 12/15/26	250,000	273,347
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	408,375
Nature Conservancy (The)
0.94%, 07/01/26	25,000	24,582
1.30%, 07/01/28	25,000	24,444
Navient Corporation
7.25%, 01/25/22	490,000	508,841
NBCUniversal Media LLC
5.95%, 04/01/41	25,000	36,080
NetApp, Inc.
1.88%, 06/22/25	1,700,000	1,749,107
	Par	Value
2.38%, 06/22/27	$ 45,000	$ 47,229
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	200,380
Newell Brands, Inc.
4.35%, 04/01/23	132,000	138,644
4.70%, 04/01/26	150,000	167,456
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	590,000	597,285
2.25%, 06/01/30	1,900,000	1,916,427
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,284,581
Nielsen Finance LLC
5.88%, 10/01/30 144A	83,000	90,551
NIKE, Inc.
2.40%, 03/27/25	180,000	190,502
2.75%, 03/27/27	220,000	237,355
2.85%, 03/27/30	230,000	250,255
3.25%, 03/27/40	110,000	120,952
3.38%, 03/27/50	960,000	1,083,482
NiSource, Inc.
3.49%, 05/15/27	925,000	1,018,382
3.60%, 05/01/30	100,000	110,861
3.95%, 03/30/48Δ	450,000	515,821
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 1.08%, 01/13/22 144A †	1,900,000	1,904,708
2.75%, 03/09/28 144A	2,200,000	2,222,222
Northrop Grumman Corporation
2.93%, 01/15/25	935,000	997,300
3.25%, 01/15/28	670,000	732,534
5.25%, 05/01/50	355,000	499,430
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	553,436
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	421,102
3.85%, 09/30/47 144A	250,000	287,390
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	666,295
3.38%, 02/15/29 144A	318,000	312,279
3.63%, 02/15/31 144A	850,000	836,357
Nuveen LLC
4.00%, 11/01/28 144A	225,000	259,772
NVIDIA Corporation
2.85%, 04/01/30	350,000	379,237
3.50%, 04/01/40	540,000	613,655
3.50%, 04/01/50	1,120,000	1,267,046
3.70%, 04/01/60	460,000	544,656
Occidental Petroleum Corporation
2.70%, 02/15/23	10,000	10,246
6.95%, 07/01/24	290,000	327,690
2.90%, 08/15/24	1,090,000	1,115,887
5.55%, 03/15/26Δ	435,000	481,908
3.40%, 04/15/26	500,000	512,653
3.20%, 08/15/26	260,000	262,698
3.00%, 02/15/27	150,000	149,087
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.88%, 09/15/31	$ 280,000	$ 360,637
6.45%, 09/15/36	205,000	245,367
4.63%, 06/15/45	130,000	127,207
6.60%, 03/15/46	220,000	261,967
4.40%, 04/15/46Δ	60,000	57,705
4.10%, 02/15/47	260,000	242,451
4.20%, 03/15/48	80,000	74,904
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,716,149
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	2,071,031
Oracle Corporation
2.88%, 03/25/31	925,000	962,839
3.60%, 04/01/40	400,000	422,566
4.00%, 07/15/46	375,000	407,342
Otis Worldwide Corporation
2.06%, 04/05/25	130,000	135,138
2.29%, 04/05/27	200,000	207,352
2.57%, 02/15/30	1,425,000	1,476,987
Pacific Gas and Electric Co.
1.75%, 06/16/22	2,900,000	2,898,973
3.40%, 08/15/24	600,000	630,150
3.15%, 01/01/26	1,300,000	1,341,779
2.95%, 03/01/26	800,000	819,385
2.10%, 08/01/27	370,000	359,738
4.55%, 07/01/30Δ	1,865,000	1,996,492
2.50%, 02/01/31	610,000	572,601
3.30%, 08/01/40	165,000	149,362
3.50%, 08/01/50	345,000	307,941
Pacific Life Global Funding II
1.20%, 06/24/25 144A	1,700,000	1,706,137
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	31,634
PayPal Holdings, Inc.
1.35%, 06/01/23	220,000	223,974
1.65%, 06/01/25	1,380,000	1,417,338
2.65%, 10/01/26	2,775,000	2,983,148
2.30%, 06/01/30Δ	300,000	310,738
PepsiCo, Inc.
0.75%, 05/01/23	300,000	302,684
2.25%, 03/19/25	20,000	21,028
2.63%, 03/19/27Δ	30,000	32,258
1.63%, 05/01/30	250,000	246,185
2.88%, 10/15/49	100,000	103,541
3.63%, 03/19/50	40,000	46,910
3.88%, 03/19/60Δ	170,000	210,190
Phillips 66
3.70%, 04/06/23	400,000	422,569
3.85%, 04/09/25	100,000	110,126
1.30%, 02/15/26	175,000	175,033
4.65%, 11/15/34	60,000	72,161
Phillips 66 Partners LP
3.61%, 02/15/25	65,000	70,081
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,638,190
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	69,344
	Par	Value
2.15%, 01/15/31	$ 290,000	$ 284,575
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	204,167
3.85%, 10/15/23	725,000	768,865
Post Holdings, Inc.
5.50%, 12/15/29 144A Δ	350,000	376,140
Prime Security Services Borrower LLC
3.38%, 08/31/27 144A	770,000	747,862
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	90,638
Procter & Gamble Co. (The)
2.80%, 03/25/27	75,000	81,341
3.00%, 03/25/30	130,000	143,550
Progress Energy, Inc.
7.75%, 03/01/31	350,000	499,914
QUALCOMM, Inc.
4.80%, 05/20/45	10,000	13,335
Range Resources Corporation
5.00%, 03/15/23	322,000	334,102
4.88%, 05/15/25	10,000	10,363
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	89,810
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	128,941
3.95%, 08/16/25	530,000	589,686
3.50%, 03/15/27	550,000	607,043
4.13%, 11/16/28	665,000	765,647
2.25%, 07/01/30	540,000	549,190
5.70%, 04/15/40	15,000	20,998
4.50%, 06/01/42	90,000	112,212
4.63%, 11/16/48	375,000	483,413
Realty Income Corporation REIT
3.25%, 01/15/31Δ	1,800,000	1,964,031
Regency Centers LP REIT
2.95%, 09/15/29	775,000	817,001
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,423,217
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	72,753
RELX Capital, Inc.
3.50%, 03/16/23	300,000	314,729
Republic Services, Inc.
2.50%, 08/15/24	190,000	199,529
1.75%, 02/15/32Δ	650,000	619,053
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	575,688
Ross Stores, Inc.
4.60%, 04/15/25	65,000	73,405
Rush Obligated Group
3.92%, 11/15/29	400,000	454,202
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	487,283
5.63%, 04/15/23	400,000	429,874
5.63%, 03/01/25	450,000	514,692
5.00%, 03/15/27	425,000	491,287
4.20%, 03/15/28	300,000	338,996
4.50%, 05/15/30	1,600,000	1,848,383

See Notes to Financial Statements.

	Par	Value
Sabra Health Care LP REIT
3.90%, 10/15/29	$1,500,000	$1,588,030
salesforce.com, Inc.
3.25%, 04/11/23	300,000	314,812
Santander Holdings USA, Inc.
4.50%, 07/17/25	60,000	66,630
3.24%, 10/05/26	1,100,000	1,176,824
SBA Communications Corporation REIT
3.13%, 02/01/29 144A	598,000	577,959
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	190,000	211,011
3.90%, 05/17/28 144A	252,000	281,745
4.30%, 05/01/29 144A	30,000	34,328
Sempra Energy
3.40%, 02/01/28	275,000	302,518
3.80%, 02/01/38	30,000	33,394
ServiceNow, Inc.
1.40%, 09/01/30	1,000,000	939,392
Sherwin-Williams Co. (The)
3.13%, 06/01/24	75,000	80,142
3.45%, 06/01/27	350,000	386,391
2.95%, 08/15/29	475,000	509,753
Simon Property Group LP REIT
2.45%, 09/13/29	1,600,000	1,647,526
Skyworks Solutions, Inc.
1.80%, 06/01/26	2,200,000	2,229,110
Southern California Edison Co.
3.70%, 08/01/25	1,800,000	1,962,165
4.20%, 03/01/29	400,000	451,743
4.88%, 03/01/49	55,000	65,289
Southern Co. (The)
3.25%, 07/01/26	1,430,000	1,552,855
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	325,583
Southern Copper Corporation
5.25%, 11/08/42	2,710,000	3,477,418
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	571,733
Southern Power Co.
4.95%, 12/15/46Δ	50,000	60,274
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	69,024
Spectra Energy Partners LP
3.50%, 03/15/25	65,000	70,017
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,511,250
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	1,025,922	1,074,673
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,339,760
4.00%, 07/15/29	750,000	833,713
Sprint Spectrum Co. LLC
3.36%, 09/20/21 144A	12,500	12,577
5.15%, 03/20/28 144A	1,100,000	1,267,585
Starbucks Corporation
3.80%, 08/15/25	625,000	692,057
	Par	Value
2.55%, 11/15/30	$1,900,000	$1,970,441
State Street Corporation
(Variable, ICE LIBOR USD 3M + 1.03%), 4.14%, 12/03/29^	60,000	70,238
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31Δ ^	240,000	262,816
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	146,555
1.65%, 10/15/27	275,000	274,710
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	2,110,526
Sutter Health
2.29%, 08/15/30	215,000	217,198
Sysco Corporation
6.60%, 04/01/40	675,000	997,340
Targa Resources Partners LP
5.88%, 04/15/26	350,000	368,573
6.50%, 07/15/27	355,000	385,835
5.50%, 03/01/30	120,000	132,122
4.88%, 02/01/31 144A	50,000	54,193
4.00%, 01/15/32 144A	30,000	30,900
Target Corporation
3.50%, 07/01/24	45,000	48,838
TD Ameritrade Holding Corporation
3.30%, 04/01/27	65,000	71,350
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	69,855
4.90%, 09/15/44 144A	520,000	677,605
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A Δ	1,190,000	1,235,714
Texas Instruments, Inc.
1.75%, 05/04/30	370,000	368,425
Textron, Inc.
2.45%, 03/15/31	1,700,000	1,704,627
Time Warner Cable LLC
7.30%, 07/01/38	880,000	1,286,800
5.88%, 11/15/40	330,000	428,110
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,102,260
8.38%, 07/15/33	390,000	591,651
TJX Cos., Inc. (The)
2.25%, 09/15/26	40,000	42,091
T-Mobile USA, Inc.
3.50%, 04/15/25	1,495,000	1,624,407
1.50%, 02/15/26	400,000	404,202
2.25%, 02/15/26	70,000	70,613
3.75%, 04/15/27	2,325,000	2,574,670
2.05%, 02/15/28	1,260,000	1,282,598
2.63%, 02/15/29	320,000	316,400
3.88%, 04/15/30	1,835,000	2,057,494
2.55%, 02/15/31	1,570,000	1,591,980
2.88%, 02/15/31	160,000	159,000
3.50%, 04/15/31	260,000	269,308
3.50%, 04/15/31 144A	190,000	196,802
3.00%, 02/15/41	365,000	361,412
Toyota Motor Credit Corporation
3.00%, 04/01/25	55,000	59,088
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	$ 880,000	$1,118,682
3.25%, 05/15/30	640,000	693,526
TransDigm, Inc.
6.38%, 06/15/26	350,000	363,027
7.50%, 03/15/27	300,000	319,530
4.63%, 01/15/29 144A	130,000	130,428
Tronox, Inc.
4.63%, 03/15/29 144A	1,225,000	1,238,769
Truist Bank
2.25%, 03/11/30	475,000	482,561
UDR, Inc. REIT
3.20%, 01/15/30Δ	1,200,000	1,298,722
2.10%, 08/01/32	150,000	144,224
Union Pacific Corporation
3.75%, 07/15/25	210,000	232,933
2.89%, 04/06/36 144A	670,000	697,130
3.84%, 03/20/60	480,000	548,009
3.75%, 02/05/70	80,000	88,410
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	651,987	659,983
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	651,987	667,494
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	2,093,630	2,327,428
United Airlines, Inc.
4.38%, 04/15/26 144A Δ	20,000	20,729
4.63%, 04/15/29 144A	250,000	259,063
United Parcel Service, Inc.
3.90%, 04/01/25	65,000	71,968
5.30%, 04/01/50	100,000	146,647
UnitedHealth Group, Inc.
2.88%, 12/15/21	180,000	182,241
2.38%, 10/15/22	40,000	41,079
3.50%, 06/15/23	90,000	95,486
3.75%, 07/15/25	230,000	255,372
1.25%, 01/15/26	90,000	90,933
2.00%, 05/15/30Δ	280,000	282,504
2.75%, 05/15/40	700,000	710,089
4.25%, 06/15/48	160,000	198,954
4.45%, 12/15/48	50,000	64,007
3.70%, 08/15/49	170,000	195,080
2.90%, 05/15/50	250,000	252,972
3.88%, 08/15/59	190,000	225,867
3.13%, 05/15/60	30,000	31,034
University of Chicago (The)
5.42%, 10/01/30	100,000	124,125
US Bancorp
1.45%, 05/12/25	2,380,000	2,435,146
Utah Acquisition Sub, Inc.
2.25%, 11/22/24(E)	1,500,000	1,900,778
3.95%, 06/15/26	1,700,000	1,873,932
Valero Energy Corporation
2.70%, 04/15/23	700,000	726,031
	Par	Value
2.85%, 04/15/25	$ 620,000	$ 657,846
6.63%, 06/15/37	45,000	61,762
Vanguard Group, Inc. (The)
3.05%, 08/22/50Ψ †††	390,000	365,275
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,779,210
VEREIT Operating Partnership LP REIT
4.63%, 11/01/25	600,000	679,863
3.95%, 08/15/27	150,000	169,092
3.40%, 01/15/28	200,000	217,741
2.85%, 12/15/32	800,000	836,931
Verizon Communications, Inc.
3.50%, 11/01/24	150,000	162,366
3.38%, 02/15/25	3,005,000	3,266,686
0.85%, 11/20/25Δ	70,000	69,271
1.45%, 03/20/26	190,000	191,699
2.63%, 08/15/26	1,905,000	2,026,024
3.00%, 03/22/27	70,000	75,421
2.10%, 03/22/28	405,000	413,767
4.33%, 09/21/28	2,018,000	2,349,446
3.88%, 02/08/29	360,000	411,611
3.15%, 03/22/30	1,465,000	1,583,130
1.75%, 01/20/31	250,000	239,762
2.55%, 03/21/31	4,360,000	4,459,796
4.50%, 08/10/33	430,000	514,464
5.25%, 03/16/37	530,000	696,754
2.65%, 11/20/40	570,000	549,550
3.85%, 11/01/42	40,000	45,500
4.13%, 08/15/46	380,000	449,515
4.86%, 08/21/46	290,000	375,842
5.50%, 03/16/47	40,000	56,089
5.01%, 04/15/49	70,000	92,616
4.00%, 03/22/50	190,000	218,764
2.88%, 11/20/50	1,250,000	1,190,409
2.99%, 10/30/56	746,000	702,471
ViacomCBS, Inc.
6.88%, 04/30/36	30,000	43,171
Visa, Inc.
3.15%, 12/14/25	450,000	492,579
2.05%, 04/15/30	270,000	277,784
4.15%, 12/14/35	55,000	67,729
2.70%, 04/15/40	270,000	279,537
4.30%, 12/14/45	460,000	591,393
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,150,000	1,215,005
VMware, Inc.
2.95%, 08/21/22	1,800,000	1,846,988
4.65%, 05/15/27	700,000	804,215
3.90%, 08/21/27	500,000	556,084
Volkswagen Group of America Finance LLC
(Floating, ICE LIBOR USD 3M + 0.86%), 0.99%, 09/24/21 144A †	1,600,000	1,603,017
3.13%, 05/12/23 144A	1,600,000	1,671,697
Voya Financial, Inc.
5.70%, 07/15/43	170,000	234,117

See Notes to Financial Statements.

	Par	Value
W.R. Grace & Co-Conn
4.88%, 06/15/27 144A	$ 730,000	$ 774,931
Walmart, Inc.
3.40%, 06/26/23	100,000	105,972
3.55%, 06/26/25	70,000	77,225
3.70%, 06/26/28	620,000	706,227
4.05%, 06/29/48	250,000	314,505
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	680,263
2.20%, 01/13/28	1,300,000	1,348,470
2.65%, 01/13/31	400,000	420,246
6.65%, 11/15/37	150,000	226,312
Waste Management, Inc.
1.15%, 03/15/28Δ	250,000	242,612
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	824,432
Wells Fargo & Co.
3.45%, 02/13/23	200,000	209,702
(Floating, ICE LIBOR USD 3M + 1.23%), 1.42%, 10/31/23†	600,000	608,580
4.48%, 01/16/24	396,000	433,329
3.75%, 01/24/24	1,325,000	1,425,447
3.55%, 09/29/25	2,000,000	2,199,131
(Variable, U.S. SOFR + 1.09%), 2.41%, 10/30/25^	60,000	62,805
(Variable, ICE LIBOR USD 3M + 0.75%), 2.16%, 02/11/26^	35,000	36,349
3.00%, 04/22/26Δ	900,000	968,293
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	1,610,000	1,672,167
4.10%, 06/03/26	440,000	494,576
3.00%, 10/23/26	2,210,000	2,385,505
4.30%, 07/22/27	1,780,000	2,030,599
4.15%, 01/24/29	645,000	743,601
(Variable, U.S. SOFR + 1.43%), 2.88%, 10/30/30^	410,000	434,528
(Variable, U.S. SOFR + 4.03%), 4.48%, 04/04/31Δ ^	460,000	544,271
5.38%, 11/02/43	190,000	253,811
4.65%, 11/04/44Δ	70,000	86,512
4.90%, 11/17/45	370,000	476,032
4.40%, 06/14/46	370,000	447,346
4.75%, 12/07/46	260,000	329,695
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	3,360,000	4,612,083
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	1,014,010
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 2.10%), 2.29%, 01/13/23†	80,000	79,619
4.35%, 02/01/25	620,000	655,920
3.95%, 06/01/25	100,000	104,030
4.50%, 03/01/28	60,000	64,278
5.30%, 02/01/30	780,000	875,839
5.45%, 04/01/44	75,000	81,174
5.30%, 03/01/48	45,000	48,110
	Par	Value
5.50%, 08/15/48	$ 20,000	$ 21,852
6.50%, 02/01/50	130,000	150,881
Westinghouse Air Brake Technologies Corporation
4.95%, 09/15/28	60,000	69,690
WestRock RKT LLC
4.00%, 03/01/23	30,000	31,468
Weyerhaeuser Co. REIT
7.38%, 03/15/32	50,000	72,217
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	328,230
7.50%, 01/15/31	100,000	138,689
7.75%, 06/15/31	585,000	814,141
8.75%, 03/15/32	181,000	278,450
6.30%, 04/15/40	45,000	61,767
Willis North America, Inc.
2.95%, 09/15/29	175,000	183,914
WP Carey, Inc. REIT
4.60%, 04/01/24	160,000	174,852
4.00%, 02/01/25	105,000	114,657
3.85%, 07/15/29	900,000	997,584
WRKCo, Inc.
3.75%, 03/15/25	500,000	546,015
4.00%, 03/15/28Δ	1,100,000	1,243,181
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,310,519
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/25	65,000	70,553
3.05%, 01/15/26	1,900,000	2,049,049
3.55%, 03/20/30	825,000	903,749
Zoetis, Inc.
2.00%, 05/15/30	1,900,000	1,894,241
Total Corporate Bonds (Cost $612,738,265)		649,695,224
FOREIGN BONDS — 11.8%
Argentina — 0.1%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	35,805
(Step to 0.50% on 07/09/21), 0.13%, 07/09/30 STEP	1,614,303	582,295
(Step to 1.13% on 07/09/21), 0.13%, 07/09/35 STEP	451,796	144,128
(Step to 2.50% on 07/09/21), 0.13%, 07/09/41 STEP	810,000	290,385
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	102,352
7.88%, 06/15/27 144A	180,000	81,452
		1,236,417
Australia — 0.1%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22	20,000	20,347
5.00%, 09/30/43	170,000	231,749
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Commonwealth Bank of Australia
3.90%, 07/12/47 144A Δ	$ 110,000	$ 131,663
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	750,000	746,807
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	500,000	496,155
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	175,000	188,284
Westpac Banking Corporation
2.35%, 02/19/25	70,000	73,663
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	194,409
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	275,000	302,538
		2,385,615
Austria — 0.1%
Erste Group Bank AG
(Variable, EUR Swap Rate 5Y + 6.20%), 6.50%, 04/15/24(E) ρ ^	400,000	533,272
Suzano Austria GmbH
3.75%, 01/15/31	660,000	693,000
3.13%, 01/15/32	320,000	317,319
		1,543,591
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	8,338,000	1,736,527
10.00%, 01/01/27(B)	1,013,000	215,661
Brazilian Government International Bond
4.63%, 01/13/28Δ	480,000	519,559
5.63%, 01/07/41	340,000	370,814
5.00%, 01/27/45	1,350,000	1,369,946
BRF SA
4.88%, 01/24/30	820,000	862,136
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	126,446
6.88%, 11/21/36	484,000	664,029
		5,865,118
Canada — 0.5%
1011778 BC ULC
4.00%, 10/15/30 144A	446,000	432,063
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	75,000	82,530
Bank of Montreal
1.85%, 05/01/25	500,000	516,152
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	110,369
Bank of Nova Scotia (The)
2.20%, 02/03/25	70,000	73,015
1.30%, 06/11/25	270,000	272,903
	Par	Value
Barrick Gold Corporation
5.25%, 04/01/42	$ 560,000	$ 736,153
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	644,130
Bell Telephone Co. of Canada
4.46%, 04/01/48	40,000	49,852
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	270,000	272,498
Enbridge, Inc.
(Floating, U.S. SOFR + 0.40%), 0.43%, 02/17/23†	1,800,000	1,804,059
2.50%, 08/01/33	850,000	852,291
Ford Credit Canada Co.
(Floating, CAD Offered Rate 3M + 3.03%), 3.47%, 01/10/22(C) †	2,400,000	1,945,828
GFL Environmental, Inc.
3.75%, 08/01/25 144A	1,025,000	1,054,469
MEG Energy Corporation
5.88%, 02/01/29 144A	50,000	52,196
Royal Bank of Canada
1.60%, 04/17/23Δ	430,000	439,463
1.15%, 06/10/25	260,000	261,527
Suncor Energy, Inc.
2.80%, 05/15/23	225,000	234,113
3.10%, 05/15/25	475,000	507,947
Teck Resources, Ltd.
3.90%, 07/15/30Δ	275,000	296,713
6.00%, 08/15/40	10,000	12,812
Toronto-Dominion Bank (The)
0.75%, 06/12/23	500,000	503,658
1.15%, 06/12/25	260,000	262,013
TransCanada PipeLines, Ltd.
7.63%, 01/15/39	35,000	54,344
		11,471,098
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31	1,800,000	1,836,270
China — 0.3%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	400,000	426,820
2.88%, 02/15/25 144A Δ	800,000	824,216
2.13%, 02/21/26 144A	2,500,000	2,491,770
4.25%, 04/15/26 144A	125,000	135,566
Baidu, Inc.
3.43%, 04/07/30	400,000	433,749
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	159,468
Huarong Finance 2019 Co., Ltd.
3.38%, 02/24/30	220,000	151,413
Huarong Finance II Co., Ltd.
4.88%, 11/22/26	200,000	141,000
iQIYI, Inc.
3.75%, 12/01/23 CONV	130,000	130,520
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,699
4.50%, 03/15/23 144A	20,000	21,028

See Notes to Financial Statements.

	Par	Value
5.50%, 02/15/24 144A	$ 60,000	$ 65,994
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	426,228
Tencent Holdings, Ltd.
3.68%, 04/22/41 144A	420,000	451,108
3.84%, 04/22/51 144A	910,000	982,377
Yuzhou Group Holdings Co., Ltd.
6.00%, 10/25/23	200,000	176,017
		7,032,973
Colombia — 0.2%
Colombia Government International Bond
3.00%, 01/30/30	200,000	196,303
3.13%, 04/15/31	460,000	450,933
3.25%, 04/22/32	450,000	441,882
4.13%, 02/22/42	450,000	439,425
5.63%, 02/26/44	1,080,000	1,226,664
4.13%, 05/15/51Δ	240,000	228,202
3.88%, 02/15/61	200,000	179,700
Ecopetrol SA
5.88%, 05/28/45	1,360,000	1,458,940
		4,622,049
Denmark — 0.1%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	552,573
(Variable, ICE LIBOR USD 3M + 1.25%), 3.00%, 09/20/22 144A ^	290,000	291,438
5.38%, 01/12/24 144A	340,000	377,200
1.23%, 06/22/24 144A	280,000	283,035
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	234,299
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,803,491
		3,542,036
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	170,000	183,175
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,968
France — 0.8%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	970,617
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	219,844
3.38%, 01/09/25 144A	450,000	483,024
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	450,000	491,302
	Par	Value
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	$1,790,000	$ 1,846,052
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	766,176
4.40%, 08/14/28 144A	1,340,000	1,546,215
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,789,705
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	486,750
BPCE SA
4.00%, 09/12/23 144A	750,000	804,715
4.63%, 09/12/28 144A	375,000	440,412
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	368,349
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	336,209
4.38%, 03/17/25	275,000	302,980
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	2,065,651
4.13%, 01/10/27 144A	450,000	507,187
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	271,729
Danone SA
2.59%, 11/02/23 144A	2,350,000	2,451,458
2.95%, 11/02/26 144A	310,000	332,459
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,685,769
XLIT, Ltd.
4.45%, 03/31/25	349,000	391,940
		18,558,543
Germany — 0.5%
Commerzbank AG
(Variable, 6.36% - EUR Swap Rate 5Y), 6.13%, 10/09/25(E) ρ ^	400,000	524,077
Deutsche Bank AG
5.00%, 02/14/22	1,400,000	1,438,434
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,157,534
4.10%, 01/13/26	65,000	71,345
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	1,500,000	1,844,223
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	456,934
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	1,700,000	2,132,394
(Variable, U.S. SOFR + 3.04%), 3.55%, 09/18/31^	1,900,000	2,024,666
(Variable, U.S. SOFR + 1.72%), 3.04%, 05/28/32^	560,000	570,651
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	$1,500,000	$ 1,866,092
		13,086,350
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	224,987
Indonesia — 0.2%
Indonesia Government International Bond
3.85%, 07/18/27 144A	500,000	558,090
3.50%, 01/11/28	450,000	492,301
5.25%, 01/08/47 144A	200,000	255,039
4.35%, 01/11/48	1,000,000	1,138,027
3.70%, 10/30/49Δ	1,180,000	1,240,865
3.05%, 03/12/51	200,000	198,992
3.35%, 03/12/71Δ	240,000	241,003
Perusahaan Penerbit SBSN Indonesia III
2.55%, 06/09/31 144A	590,000	591,623
		4,715,940
Ireland — 0.3%
AerCap Ireland Capital DAC
4.63%, 07/01/22	550,000	572,061
3.30%, 01/23/23	525,000	544,785
4.88%, 01/16/24	350,000	381,246
3.15%, 02/15/24	330,000	346,581
6.50%, 07/15/25	290,000	340,357
AIB Group PLC
4.75%, 10/12/23 144A	950,000	1,032,228
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	2,772,000	3,025,969
4.42%, 11/15/35	250,000	300,061
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	957,541
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	625,000	637,228
		8,138,057
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	380,027
Israel — 0.4%
Bank of Israel Bill - Makam
0.01%, 04/06/22(ZC) Ω	7,000,000	2,157,662
Israel Government Bond - Fixed
5.50%, 01/31/22(ZC)	6,900,000	2,184,716
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,655,423
2.75%, 07/03/30	2,060,000	2,201,499
3.38%, 01/15/50	430,000	460,349
		8,659,649
Italy — 0.3%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	595,215
3.38%, 01/12/23 144A	220,000	229,142
	Par	Value
5.02%, 06/26/24 144A	$1,310,000	$ 1,426,066
3.25%, 09/23/24 144A	1,400,000	1,490,055
5.71%, 01/15/26 144A	200,000	226,368
UniCredit SpA
6.57%, 01/14/22 144A	530,000	546,421
7.83%, 12/04/23 144A	3,100,000	3,593,706
		8,106,973
Japan — 1.1%
Aircastle, Ltd.
5.50%, 02/15/22	1,300,000	1,338,809
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,279,977
Mitsubishi HC Capital, Inc.
3.41%, 02/28/22 144A	1,500,000	1,525,493
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22	180,000	183,215
1.41%, 07/17/25	2,100,000	2,120,925
3.74%, 03/07/29	35,000	39,506
4.29%, 07/26/38	30,000	36,730
Mizuho Financial Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.99%), 1.18%, 07/10/24†	1,700,000	1,724,573
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,656,941
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	344,330
3.52%, 09/17/25 144A	3,210,000	3,429,985
4.35%, 09/17/27 144A Δ	770,000	847,086
4.81%, 09/17/30 144A	1,800,000	2,034,058
NTT Finance Corporation
1.16%, 04/03/26 144A	2,600,000	2,595,331
Panasonic Corporation
2.54%, 07/19/22 144A	1,302,000	1,328,025
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	260,176
4.44%, 04/02/24 144A	1,450,000	1,578,864
2.45%, 09/27/24	1,600,000	1,679,481
Takeda Pharmaceutical Co., Ltd.
2.05%, 03/31/30	700,000	695,014
		25,698,519
Jersey — 0.0%
Galaxy Pipeline Assets Bidco, Ltd.
2.63%, 03/31/36 144A	200,000	196,699
2.94%, 09/30/40	940,000	935,992
		1,132,691
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	239,540
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	990,000	1,105,919
3.50%, 03/20/27	900,000	1,005,381
		2,111,300

See Notes to Financial Statements.

	Par	Value
Luxembourg — 0.0%
ArcelorMittal SA
7.25%, 10/15/39	$ 70,000	$ 98,997
Mexico — 1.0%
Banco Actinver SA
4.80%, 12/18/32 144A	1,530,000	1,170,450
Mexican Bonos
10.00%, 12/05/24(M)	25,130,000	1,408,739
7.75%, 11/13/42(M)	210,665,200	10,873,199
8.00%, 11/07/47(M)	78,860,000	4,176,619
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	376,709
5.50%, 07/31/47	200,000	203,010
5.50%, 07/31/47 144A	270,000	274,064
Mexico Government International Bond
4.50%, 04/22/29	200,000	226,363
2.66%, 05/24/31	760,000	744,336
4.75%, 04/27/32	2,300,000	2,639,250
6.05%, 01/11/40	330,000	415,039
3.77%, 05/24/61	702,000	654,703
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	550,000	557,763
2.88%, 05/11/31 144A	520,000	523,921
Petroleos Mexicanos
6.88%, 08/04/26	200,000	218,830
6.63%, 06/15/35	19,000	18,373
5.50%, 06/27/44	170,000	138,967
6.38%, 01/23/45	370,000	318,663
		24,938,998
Morocco & Antilles — 0.0%
OCP SA
5.13%, 06/23/51 144A	200,000	202,460
Netherlands — 1.0%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	224,514
(Variable, 4.67% - EUR Swap Rate 5Y), 4.38%, 09/22/25(E) ρ ^	400,000	513,994
Cooperatieve Rabobank UA
4.63%, 12/01/23	400,000	437,511
4.38%, 08/04/25	670,000	748,658
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	813,907
Enel Finance International NV
4.25%, 09/14/23 144A	2,300,000	2,479,766
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	578,855
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,826,723
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	1,003,254
	Par	Value
JAB Holdings BV
2.20%, 11/23/30 144A	$ 550,000	$ 535,094
Lukoil Securities BV
3.88%, 05/06/30 144A	210,000	222,266
3.88%, 05/06/30	1,240,000	1,312,428
Lundin Energy Finance BV
2.00%, 07/15/26 144A	650,000	651,805
NXP BV
3.88%, 09/01/22 144A	950,000	985,383
2.70%, 05/01/25 144A	1,870,000	1,973,962
3.88%, 06/18/26 144A	1,500,000	1,662,892
3.40%, 05/01/30 144A	250,000	273,256
2.50%, 05/11/31 144A	900,000	910,840
Petrobras Global Finance BV
5.30%, 01/27/25	356,000	401,390
7.38%, 01/17/27	120,000	148,053
6.00%, 01/27/28	990,000	1,138,535
6.85%, 06/05/15π	550,000	629,393
Prosus NV
4.85%, 07/06/27 144A	420,000	479,321
3.68%, 01/21/30 144A	200,000	213,911
4.03%, 08/03/50 144A	220,000	212,394
4.03%, 08/03/50	200,000	193,085
3.83%, 02/08/51 144A	420,000	392,396
Shell International Finance BV
3.25%, 05/11/25	35,000	38,004
2.88%, 05/10/26	660,000	713,468
2.75%, 04/06/30Δ	1,600,000	1,706,894
4.55%, 08/12/43	120,000	149,784
4.38%, 05/11/45	660,000	810,616
4.00%, 05/10/46	190,000	222,859
3.25%, 04/06/50	310,000	330,304
Syngenta Finance NV
5.18%, 04/24/28 144A	200,000	228,749
		25,164,264
Nigeria — 0.0%
Nigeria Government International Bond
8.75%, 01/21/31	210,000	239,068
7.88%, 02/16/32	320,000	345,621
		584,689
Norway — 0.1%
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,297,443
Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32	590,000	567,019
4.50%, 04/16/50	250,000	284,538
4.50%, 04/01/56	280,000	317,517
		1,169,074
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Peru — 0.2%
Peruvian Government International Bond
8.20%, 08/12/26	$ 7,000,000	$ 2,262,961
6.35%, 08/12/28(ZB)	6,100,000	1,775,807
2.78%, 01/23/31	1,130,000	1,154,024
5.63%, 11/18/50Δ	330,000	455,199
2.78%, 12/01/60	10,000	8,945
3.23%, 07/28/21~ Δ	50,000	44,053
		5,700,989
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,380,000	1,503,071
Qatar — 0.3%
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	601,451
3.38%, 03/14/24	1,700,000	1,825,834
4.00%, 03/14/29 144A	460,000	530,339
5.10%, 04/23/48	1,000,000	1,330,082
4.82%, 03/14/49 144A	1,920,000	2,476,952
Qatar Petroleum
2.25%, 07/12/31 144A	680,000	672,771
3.13%, 07/12/41 144A	430,000	428,413
3.30%, 07/12/51 144A	440,000	440,000
		8,305,842
Romania — 0.1%
Romanian Government International Bond
3.62%, 05/26/30(E) 144A	510,000	700,481
3.00%, 02/14/31 144A	130,000	134,978
2.00%, 01/28/32(E) 144A	70,000	84,082
3.38%, 01/28/50(E) 144A	60,000	76,059
3.38%, 01/28/50(E)	70,000	88,735
4.00%, 02/14/51 144A	280,000	294,613
		1,378,948
Russia — 0.5%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26 144A	340,000	383,260
7.29%, 08/16/37	100,000	139,621
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	468,431
7.00%, 08/16/23(Q)	52,440,000	721,309
7.75%, 09/16/26(Q)	9,710,000	137,925
8.15%, 02/03/27(Q)	87,410,000	1,264,042
7.05%, 01/19/28(Q)	110,471,000	1,521,818
6.90%, 05/23/29(Q)	355,837,000	4,848,094
7.25%, 05/10/34(Q)	48,570,000	673,670
7.70%, 03/16/39(Q)	135,260,000	1,957,954
		12,116,124
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	1,800,000	1,833,714
	Par	Value
South Africa — 0.0%
Republic of South Africa Government International Bond
4.30%, 10/12/28	$ 280,000	$ 289,814
South Korea — 0.0%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	932,252
Spain — 0.3%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 1.31%, 04/12/23†	200,000	202,787
3.85%, 04/12/23	400,000	423,440
2.75%, 05/28/25	4,500,000	4,744,179
3.31%, 06/27/29	400,000	435,872
2.75%, 12/03/30	200,000	198,303
Telefonica Emisiones SA
4.57%, 04/27/23	500,000	535,933
5.21%, 03/08/47	400,000	500,329
		7,040,843
Supranational — 0.0%
African Export-Import Bank (The)
2.63%, 05/17/26 144A Δ	280,000	284,103
3.80%, 05/17/31 144A	250,000	257,090
		541,193
Sweden — 0.0%
Swedbank AB
1.30%, 06/02/23 144A	330,000	335,116
Switzerland — 0.7%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	249,086
2.95%, 04/09/25	665,000	712,493
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	2,100,000	2,237,499
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	250,000	260,239
(Variable, USD ICE Swap Rate 5Y + 4.33%), 7.25%, 09/12/25 144A ρ ^	400,000	452,478
4.55%, 04/17/26	1,140,000	1,291,878
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	624,912
4.28%, 01/09/28 144A	1,800,000	2,003,707
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	468,419
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	955,000	1,074,211
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	755,000	779,494
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,300,000	1,353,101

See Notes to Financial Statements.

	Par	Value
UBS AG
1.75%, 04/21/22 144A	$ 470,000	$ 475,312
UBS Group AG
3.49%, 05/23/23 144A	2,480,000	2,547,756
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	200,000	205,285
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	840,000	925,634
4.13%, 09/24/25 144A	440,000	491,226
4.25%, 03/23/28 144A	760,000	860,887
		17,013,617
Taiwan — 0.0%
TSMC Global, Ltd.
2.25%, 04/23/31 144A	200,000	201,527
Turkey — 0.1%
Turkey Government International Bond
5.25%, 03/13/30	200,000	190,388
5.95%, 01/15/31	200,000	196,539
5.88%, 06/26/31	200,000	194,800
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,018,135	955,450
Turkiye Vakiflar Bankasi TAO
8.13%, 03/28/24	200,000	217,768
6.50%, 01/08/26 144A	200,000	205,409
		1,960,354
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	810,000	833,069
3.13%, 10/11/27 144A	500,000	549,705
3.13%, 04/16/30 144A	1,500,000	1,633,372
3.88%, 04/16/50 144A	2,300,000	2,655,872
DP World PLC
5.63%, 09/25/48 144A	620,000	777,297
		6,449,315
United Kingdom — 1.5%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	755,106
4.00%, 09/11/27 144A	220,000	244,182
AstraZeneca PLC
6.45%, 09/15/37	45,000	67,353
Barclays Bank PLC
1.70%, 05/12/22	200,000	202,319
7.63%, 11/21/22	415,000	452,785
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	974,426
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	800,000	845,626
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	2,062,649
	Par	Value
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	$1,450,000	$1,692,317
BP Capital Markets PLC
3.81%, 02/10/24	330,000	357,133
3.54%, 11/04/24	60,000	65,397
3.51%, 03/17/25	330,000	361,258
British Telecommunications PLC
9.63%, 12/15/30	25,000	38,759
CK Hutchison International 21, Ltd.
2.50%, 04/15/31 144A	200,000	204,281
Gazprom PJSC via Gaz Finance PLC
3.25%, 02/25/30 144A	470,000	469,018
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	20,000	20,451
5.25%, 12/19/33(U)	100,000	194,779
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	145,887
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	300,000	306,096
(Floating, ICE LIBOR USD 3M + 1.00%), 1.16%, 05/18/24†	300,000	304,056
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	672,343
4.25%, 08/18/25	220,000	243,851
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	1,050,000	1,064,592
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	380,507
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	300,000	332,910
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	310,000	358,526
4.95%, 03/31/30	400,000	483,217
6.50%, 09/15/37	120,000	167,199
Lloyds Bank PLC
(Step to 0.00% on 04/02/22), 7.50%, 04/02/32 STEP	2,000,000	1,578,689
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	1,900,000	1,932,676
3.90%, 03/12/24	210,000	227,771
4.38%, 03/22/28	800,000	919,792
4.55%, 08/16/28	230,000	268,448
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	2,000,000	2,101,133
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,395,342
(Variable, ICE LIBOR USD 3M + 1.86%), 3.96%, 07/18/30 144A ^	375,000	421,317
Natwest Group PLC
2.50%, 03/22/23(E)	1,400,000	1,735,003
(Floating, ICE LIBOR USD 3M + 1.47%), 1.63%, 05/15/23†	1,300,000	1,313,911
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	$ 429,000	$ 440,221
3.88%, 09/12/23	579,000	618,688
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,368,358
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,318,603
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	212,750
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	600,000	633,913
Royalty Pharma PLC
1.20%, 09/02/25 144A	1,700,000	1,686,011
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	187,979
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	153,418
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,020,458
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	1,900,000	1,896,017
Vedanta Resources Finance II PLC
8.95%, 03/11/25 144A	200,000	196,739
Vodafone Group PLC
4.38%, 05/30/28	340,000	395,831
6.15%, 02/27/37	10,000	13,855
5.00%, 05/30/38	10,000	12,623
		36,516,569
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31	410,000	478,064
Total Foreign Bonds (Cost $280,155,285)		286,834,163
LOAN AGREEMENTS — 0.4%
1011778 B.C. Unlimited Liability Co. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 11/19/26†	118,200	116,778
AECOM Incremental Term B Facility
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 04/13/28†	90,000	90,085
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 4.25%, 05/12/28†	197,472	198,269
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 10/01/26†	218,500	218,501
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 11/03/24†	263,832	261,359
	Par	Value
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 07/31/27†	$239,400	$236,956
athenahealth, Inc. Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 4.25%), 4.41%, 02/11/26†	81,608	81,940
Atlantic Aviation FBO, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.86%, 12/06/25†	87,750	87,827
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 12/01/27†	179,100	179,275
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 08/01/25†	139,300	138,129
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 04/30/25†	153,093	152,988
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 02/01/27†	129,015	128,182
Clarios Global LP Amendment No. 1 Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 04/30/26†	653,997	649,298
CSC Holdings LLC October 2018 Incremental Term Loan
0.00%, 01/15/26† Σ	129,668	128,104
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 4.10%, 10/16/26†	434,500	435,586
Dell International LLC Refinancing Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%, 0.25% Floor), 2.00%, 09/19/25†	6,684	6,690
Delta Topco, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 4.50%, 12/01/27†	500,000	501,772
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 12/22/27†	139,300	139,196
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.85%, 02/18/27†	405,469	402,505
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 07/03/24†	86,067	85,327

See Notes to Financial Statements.

	Par	Value
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 11/30/23†	$ 98,840	$ 98,641
Froneri International, Ltd. Facility B2
(Floating, ICE LIBOR USD 1M + 2.25%), 2.35%, 01/29/27†	267,300	263,675
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.15%, 12/30/26†	59,250	58,917
Global Medical Response, Inc. 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 5.75%, 10/02/25†	602,911	606,302
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.84%, 06/22/26†	68,355	67,879
Hudson River Trading LLC Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 03/20/28†	329,175	328,558
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 05/01/26†	186,007	184,651
INEOS Styrolution Group GmbH 2026 Tranche B Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 01/29/26†	160,000	159,800
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.85%, 01/26/28†	44,278	44,127
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 03/01/27†	227,945	224,704
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.85%, 11/16/25†	137,463	137,305
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 3.75%, 06/07/23†	23,829	23,790
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.59%, 09/18/26†	427,600	427,153
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.85%, 08/06/26†	265,950	266,449
PPD, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 01/13/28†	698,250	698,306
	Par	Value
Rackspace Technology Global, Inc. 2021 Term B Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 02/15/28†	$ 179,550	$ 178,799
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 02/04/27†	19,984	19,856
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 2.35%, 12/09/25†	39,798	39,256
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 3.75%, 04/29/26†	350,118	350,118
Univision Communications, Inc. 2020 Replacement First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 03/15/26†	109,973	110,350
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 4.10%, 08/27/25†	208,929	209,750
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.09%, 03/01/26†	268,130	267,398
Western Digital Corporation U.S. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.84%, 04/29/23†	148,771	148,943
Total Loan Agreements (Cost $9,149,364)		9,153,494
MORTGAGE-BACKED SECURITIES — 24.3%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 0.95%, 09/15/34 144A †	1,200,000	1,201,332
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.25%, 03/17/39(U) †	587,554	786,204
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 0.47%, 09/25/46†	237,949	230,841
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 1.67%, 09/25/45†	97,012	97,405
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,382,260
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
AREIT Trust, Series 2020-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 2.62%, 2.62% Floor), 2.74%, 04/15/37 144A †	$ 875,612	$ 896,677
Banc of America Funding Trust, Series 2005-D, Class A1
2.85%, 05/25/35† γ	281,317	285,103
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
2.48%, 07/25/34† γ	28,905	29,534
BANK, Series 2017-BNK9, Class XA
0.94%, 11/15/54† IO γ	9,787,909	408,071
BANK, Series 2018-BNK10, Class D
2.60%, 02/15/61 144A	200,000	180,698
BANK, Series 2018-BNK14, Class D
3.00%, 09/15/60 144A	250,000	225,590
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	94,773
BANK, Series 2021-BN32, Class A5
2.64%, 04/15/54	1,200,000	1,265,298
BANK, Series 2021-BN32, Class C
3.37%, 04/15/54	300,000	313,719
BANK, Series 2021-BN34, Class A5
2.44%, 06/15/63	1,500,000	1,553,992
Barclays Commercial Mortgage Trust, Series 2019-C4, Class D
3.25%, 08/15/52 144A	250,000	236,680
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,743,994
BBCCRE Trust, Series 2015-GTP, Class D
4.71%, 08/10/33 144A † γ	390,000	390,028
BBCMS Mortgage Trust, Series 2017-C1, Class D
3.66%, 02/15/50 144A † γ	200,000	189,032
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,979,215
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,912,569
BBCMS Mortgage Trust, Series 2021-C9, Class A5
2.30%, 02/15/54	600,000	615,772
BBCMS Mortgage Trust, Series 2021-C9, Class C
3.19%, 02/15/54	300,000	309,520
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 0.29%, 01/26/38 144A †	142,247	141,586
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
2.62%, 05/25/35† γ	95,949	98,449
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
2.51%, 02/25/33† γ	4,387	4,544
	Par	Value
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
3.23%, 01/26/36† γ	$ 293,812	$ 240,663
Bellemeade Re, Ltd., Series 2021-2A, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 1.51%, 06/25/31 144A †	310,000	310,882
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	2,066,008
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.07%, 10/15/36 144A †	1,330,740	1,333,694
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class E
2.50%, 11/15/52 144A	550,000	473,134
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
2.58%, 02/19/34† γ	158,012	163,668
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
2.92%, 04/20/35† γ	73,628	74,238
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.00%, 11/15/36 144A †	310,000	310,649
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	396,815
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D
3.25%, 04/14/50 144A	150,000	132,780
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E
2.75%, 12/15/72 144A	330,000	295,501
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,554,414
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 0.97%, 11/15/37 144A †	648,774	653,102
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	52,683
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	42,344
COMM Mortgage Trust, Series 2013-CR12, Class C
5.24%, 10/10/46† γ	20,000	20,059
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	400,176

See Notes to Financial Statements.

	Par	Value
COMM Mortgage Trust, Series 2014-277P, Class A
3.73%, 08/10/49 144A † γ	$ 160,000	$ 170,711
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,594,797
COMM Mortgage Trust, Series 2015-DC1, Class C
4.45%, 02/10/48† γ	80,000	83,034
COMM Mortgage Trust, Series 2017-COR2, Class C
4.71%, 09/10/50† γ	500,000	546,955
COMM Mortgage Trust, Series 2019-GC44, Class D
2.50%, 08/15/57 144A	450,000	402,188
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	1,078,998
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 2.49%, 04/25/31 144A †	197,309	198,545
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 2.39%, 08/25/31 144A †	223,542	225,245
CRSNT Trust, Series 2021-MOON, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 0.90%, 04/15/36 144A †	2,500,000	2,511,454
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D
5.05%, 11/15/51 144A † γ	300,000	315,277
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	848,497
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class C
3.85%, 03/15/54† γ	300,000	321,770
CSMC Trust, Series 2010-16, Class B9
3.31%, 06/25/50 144A † γ	2,123,618	1,812,774
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	1,585,266	1,625,914
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	547,045
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 3.78%, 10/15/37 144A †	670,000	680,587
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	2,000,000	2,067,150
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	676,595
CSWF, Series 2021-SOP2, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.04%, 06/15/34 144A †	2,300,000	2,296,157
	Par	Value
DBJPM Mortgage Trust, Series 2016-C1, Class D
3.48%, 05/10/49 144A † γ	$ 500,000	$ 388,747
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
3.14%, 02/25/36† γ	582,869	504,404
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	3,400,000	3,635,306
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 0.23%, 06/15/44(U) †	1,416,450	1,921,396
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.16%, 07/15/38 144A †	7,450,000	7,480,430
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.34%, 07/25/30†	143,272	145,407
Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 2.24%, 10/25/30†	138,101	139,931
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	265	283
5.50%, 02/01/27	13,396	14,928
4.50%, 10/01/29	1,112	1,208
7.50%, 11/01/29	2,072	2,423
7.50%, 12/01/29	2,287	2,690
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 2.61%, 07/01/31†	2,414	2,417
7.50%, 11/01/31	6,915	6,944
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.60% Cap), 2.23%, 04/01/32†	601	603
3.00%, 10/01/32	75,148	79,397
3.50%, 04/01/33	242,889	261,922
3.50%, 08/01/33	384,681	406,277
5.00%, 08/01/33	2,627	2,996
5.00%, 09/01/33	442	505
5.00%, 10/01/33	1,433	1,640
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 2.49%, 03/01/34†	618	624
5.00%, 12/01/34	39,288	44,888
5.50%, 05/01/35	164,171	185,716
5.00%, 07/01/35	2,126	2,437
5.00%, 11/01/35	70,381	80,714
5.50%, 11/01/35	17,885	20,747
5.00%, 12/01/35	6,210	7,000
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.00%, 02/01/36	$ 177,884	$ 199,813
5.00%, 02/01/37	5,647	6,476
5.50%, 07/01/37	16,167	18,816
3.50%, 01/01/38	349,000	375,768
3.00%, 02/01/38	107,375	111,992
3.00%, 04/01/38	69,686	72,678
5.50%, 04/01/38	3,899	4,541
7.00%, 03/01/39	9,872	11,562
6.50%, 09/01/39	18,730	21,565
4.00%, 02/01/41	24,404	26,640
2.50%, 04/01/41	98,965	103,298
5.00%, 06/01/41	1,588	1,816
3.50%, 10/01/42	71,269	77,031
4.00%, 10/01/42	25,546	27,966
3.50%, 11/01/42	154,438	166,878
3.50%, 12/01/42	14,060	15,088
3.50%, 01/01/43	32,055	34,652
3.50%, 02/01/43	139,092	150,002
3.50%, 03/01/43	10,710	11,558
4.00%, 04/01/43	76,595	84,377
3.50%, 05/01/43	240,757	261,560
4.00%, 05/01/43	29,899	32,922
4.00%, 06/01/43	39,564	44,152
4.00%, 07/01/43	135,156	150,715
4.00%, 08/01/43	67,832	74,727
4.50%, 12/01/43	480,879	533,478
3.50%, 02/01/44	36,163	39,086
4.50%, 02/01/44	397,004	440,243
4.50%, 03/01/44	102,317	112,761
3.50%, 03/01/45	363,639	393,039
4.00%, 12/01/45	205,646	223,262
3.50%, 06/01/46	39,804	43,028
4.00%, 09/01/46	219,428	233,797
3.00%, 01/01/47	78,484	83,015
4.50%, 01/01/47	51,664	55,598
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.28%, 1.28% Floor, 7.20% Cap), 2.08%, 03/01/47†	581,405	602,995
3.50%, 04/01/47	5,634,290	6,082,051
3.50%, 06/01/47	37,165	39,803
4.00%, 07/01/47	294,190	316,367
5.00%, 07/01/47	183,899	203,563
4.00%, 08/01/47	69,495	74,566
3.00%, 09/01/47	769,009	822,228
3.50%, 09/01/47	449,942	474,818
3.50%, 03/01/48	75,955	80,305
4.00%, 03/01/48	384,561	418,354
3.50%, 06/01/48	234,376	251,174
4.00%, 06/01/48	1,793,116	1,954,743
4.50%, 08/01/48	886,887	971,219
5.00%, 08/01/48	163,532	179,666
3.00%, 09/01/48	116,539	124,164
5.00%, 11/01/48	95,967	105,139
4.00%, 04/01/49	263,422	286,143
3.00%, 07/01/49	206,213	217,487
	Par	Value
3.00%, 09/01/49	$3,164,426	$3,363,289
5.00%, 10/01/49	7,058	7,752
3.50%, 12/01/49	431,141	453,822
4.50%, 12/01/49	935,269	1,005,983
3.00%, 01/01/50	69,387	73,580
3.00%, 02/01/50	6,694	6,983
4.00%, 03/01/50	95,681	101,889
4.50%, 03/01/50	57,714	62,429
3.00%, 07/01/50	490,789	520,218
2.00%, 11/01/50	484,595	490,613
2.50%, 12/01/50	678,759	707,619
3.00%, 12/01/50	3,644,238	3,881,311
2.50%, 01/01/51	581,195	604,696
2.00%, 02/01/51	1,378,638	1,395,503
2.50%, 02/01/51	194,458	202,057
1.50%, 03/01/51	985,422	955,415
2.00%, 03/01/51	1,717,383	1,737,774
2.00%, 04/01/51	795,048	804,703
2.00%, 05/01/51	2,677,586	2,711,252
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	100,041	118,031
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 0.57%, 06/15/37†	63,363	64,459
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 6.16%, 01/15/40† IO	139,453	27,594
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.88%, 10/15/41† IO	67,630	10,773
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 6.42%, 12/15/41† IO	171,621	37,540
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 08/15/42† IO	123,634	24,485
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	158,898	20,516
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	186,224	195,592
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	136,595	8,001

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	$ 68,967	$ 3,048
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.88%, 02/15/44† IO	62,607	11,100
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 05/15/44† IO	62,673	11,720
Federal Home Loan Mortgage Corporation REMIC, Series 4415
1.93%, 04/15/41† IO γ	73,921	4,229
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 0.55%, 07/15/40†	212,243	214,898
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	418,952	435,734
3.00%, 06/15/48	291,341	302,490
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	185,146	192,054
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 0.46%, 08/15/40†	830,820	834,557
(Floating, ICE LIBOR USD 1M + 0.35%), 0.46%, 10/15/40†	753,490	756,878
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	649,173	96,296
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	192,306	30,287
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	385,571	50,335
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	95,388	12,671
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	393,425	66,950
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 5.19%, 06/25/50 144A †	170,000	178,469
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 6.09%, 08/25/50 144A †	176,000	189,267
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 4.82%, 10/25/50 144A †	$720,000	$766,739
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA1, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.00%), 3.02%, 08/25/33 144A †	970,000	972,507
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 12/15/46† IO	265,284	55,571
Federal National Mortgage Association
9.50%, 05/01/22	2	2
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 1.71%, 07/01/22†	203	203
5.50%, 09/01/23	3,387	3,461
5.50%, 10/01/23	881	902
9.50%, 07/01/24	1	1
2.81%, 04/01/25	50,000	53,619
5.50%, 05/01/25	219	221
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 1.63%, 07/01/27†	5,634	5,609
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.84% Cap), 2.26%, 08/01/27†	7,382	7,403
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.61% Cap), 1.63%, 11/01/27 CONV †	6,605	6,554
3.08%, 01/01/28	140,000	154,181
3.16%, 05/01/29	145,971	162,893
2.79%, 08/01/29	500,000	546,948
2.26%, 04/01/30	390,751	412,870
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 2.38% Floor, 10.65% Cap), 2.64%, 06/01/30 CONV †	9,282	9,309
8.00%, 10/01/30	6,295	7,457
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 2.63%, 12/01/30 CONV †	2,856	2,862
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.55% Cap), 1.63%, 01/01/31†	3,795	3,746
4.50%, 04/01/31	24,497	26,733
4.50%, 05/01/31	91,247	99,575
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.50%, 06/01/31	$ 27,940	$ 30,490
4.50%, 11/01/31	41,393	45,174
6.00%, 11/01/31	1,523	1,796
4.50%, 12/01/31	58,997	64,309
6.00%, 01/01/32	46,686	52,417
6.00%, 03/01/32	1,776	1,994
6.00%, 04/01/32	86,563	97,417
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 1.63%, 06/01/32†	5,659	5,583
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.22% Cap), 1.71%, 08/01/32†	5,754	5,679
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 2.25%, 02/01/33†	788	787
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.95% Cap), 1.71%, 05/01/33†	7,752	7,685
5.00%, 07/01/33	12,449	14,183
5.00%, 09/01/33	15,592	17,743
3.50%, 05/01/34	84,436	90,630
6.00%, 10/01/34	23,549	26,415
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 1.92%, 12/01/34†	11,678	11,788
3.50%, 12/01/34	22,459	24,088
3.50%, 01/01/35	23,351	24,988
6.00%, 05/01/35	214,909	249,248
3.00%, 07/01/35	30,209	31,992
6.00%, 07/01/35	53,275	61,036
5.50%, 09/01/35	24,282	27,038
5.00%, 10/01/35	43,170	49,205
6.00%, 10/01/35	12,788	15,054
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 1.63%, 11/01/35†	2,475	2,477
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.88%, 1.88% Floor, 8.97% Cap), 2.00%, 11/01/35†	15,523	16,420
6.00%, 11/01/35	178,452	202,290
1.50%, 12/01/35	95,301	96,628
3.00%, 02/01/36	434,302	457,143
3.00%, 04/01/36	361,576	381,475
5.50%, 04/01/36	1,795	1,940
(Floating, COF 11th District San Francisco + 1.25%, 3.94% Floor, 12.89% Cap), 4.02%, 05/01/36†	17,825	19,212
3.00%, 07/01/36	695,391	732,008
3.00%, 08/01/36	267,023	281,383
2.50%, 09/01/36	157,864	163,894
3.00%, 10/01/36	1,344,199	1,418,161
5.50%, 11/01/36	36,126	41,871
3.00%, 12/01/36	579,499	610,535
3.50%, 02/01/37	98,034	104,406
	Par	Value
3.50%, 03/01/37	$ 84,531	$ 90,459
5.50%, 03/01/37	2,136	2,435
6.00%, 07/01/37	388,730	460,938
6.50%, 10/01/37	38,545	43,483
7.00%, 10/01/37	554	569
7.00%, 11/01/37	3,276	3,535
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.69% Cap), 1.63%, 12/01/37†	12,547	12,492
3.00%, 12/01/37	78,163	81,902
3.50%, 12/01/37	111,987	120,747
7.00%, 12/01/37	2,991	3,546
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 1.63%, 01/01/38†	4,810	4,838
2.50%, 03/01/38	554,883	576,029
4.50%, 03/01/38	3,252	3,547
4.50%, 04/01/38	30,002	33,465
5.00%, 04/01/38	41,611	47,685
3.00%, 06/01/38	321,427	338,134
5.00%, 06/01/38	42,361	48,450
5.50%, 08/01/38	24,740	28,690
7.00%, 11/01/38	10,926	12,769
7.00%, 02/01/39	4,253	5,014
3.50%, 08/01/39	82,850	88,523
6.00%, 12/01/39	167,060	198,074
3.50%, 02/01/40	206,605	221,572
3.00%, 03/01/40	326,470	341,998
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.73% Cap), 1.53%, 06/01/40†	16,862	17,526
1.53%, 10/01/40†	46,851	47,396
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 1.63%, 11/01/40†	6,266	6,200
2.50%, 03/01/41	98,646	103,452
2.50%, 04/01/41	692,351	725,466
4.50%, 04/01/41	59,871	66,806
2.50%, 05/01/41	794,501	829,281
6.00%, 07/01/41	136,455	162,024
4.50%, 08/01/41	28,979	32,365
4.50%, 11/01/41	110,584	121,930
4.00%, 06/01/42	20,737	22,297
3.50%, 09/01/42	26,814	28,969
4.00%, 10/01/42	98,528	108,494
2.50%, 11/01/42	13,503	14,102
4.00%, 11/01/42	1,005,975	1,115,530
2.50%, 12/01/42	8,247	8,596
3.00%, 12/01/42	11,680	12,553
3.50%, 12/01/42	47,398	51,368
4.00%, 12/01/42	65,422	71,968
2.50%, 01/01/43	10,019	10,468
3.00%, 01/01/43	204,943	219,094
3.50%, 01/01/43	827,240	893,737
2.50%, 02/01/43	15,606	16,271
2.50%, 03/01/43	886,167	925,028

See Notes to Financial Statements.

	Par	Value
3.00%, 03/01/43	$ 137,028	$ 147,160
3.50%, 03/01/43	372,138	401,955
2.50%, 04/01/43	926,175	963,597
3.00%, 04/01/43	204,912	220,223
4.00%, 04/01/43	35,561	39,602
2.50%, 05/01/43	15,992	16,591
3.00%, 05/01/43	126,286	135,722
2.50%, 06/01/43	19,652	20,508
3.00%, 06/01/43	40,274	43,284
4.00%, 06/01/43	297,589	329,134
3.00%, 07/01/43	336,270	361,399
4.00%, 07/01/43	329,155	363,646
2.50%, 08/01/43	456,889	474,351
4.00%, 08/01/43	97,875	107,776
4.50%, 09/01/43	308,334	342,788
2.50%, 10/01/43	24,453	25,539
4.50%, 10/01/43	99,412	110,511
4.50%, 11/01/43	65,598	72,710
4.50%, 12/01/43	102,952	114,467
4.50%, 01/01/44	59,806	66,495
4.50%, 02/01/44	260,856	287,105
4.50%, 10/01/44	221,427	246,182
4.00%, 01/01/45	88,192	97,018
4.50%, 02/01/45	696,945	783,603
4.50%, 04/01/45	367,482	410,065
4.50%, 05/01/45	43,360	48,384
4.50%, 06/01/45	366,222	401,768
3.00%, 11/01/45	742,300	782,817
3.50%, 12/01/45	123,829	134,000
3.50%, 01/01/46	237,734	257,417
3.00%, 05/01/46	337,929	361,245
3.00%, 07/01/46	364,139	386,939
3.00%, 08/01/46	822,306	875,876
3.00%, 09/01/46	238,285	250,380
3.00%, 10/01/46	47,766	50,523
3.00%, 11/01/46	1,601,539	1,695,422
3.50%, 11/01/46	33,655	36,370
4.50%, 11/01/46	367,679	400,677
5.00%, 11/01/46	581,704	646,047
3.50%, 12/01/46	14,054	15,053
4.00%, 01/01/47	768,595	832,962
3.50%, 02/01/47	2,236,899	2,376,663
4.50%, 03/01/47	429,843	467,443
4.00%, 04/01/47	66,586	72,148
3.50%, 05/01/47	318,916	339,799
4.00%, 05/01/47	69,959	75,272
4.50%, 06/01/47	1,242,307	1,361,505
3.50%, 07/01/47	575,037	608,179
4.50%, 07/01/47	698,153	763,436
4.00%, 08/01/47	584,411	633,175
3.00%, 09/01/47	872,284	926,541
3.50%, 09/01/47	11,740,754	12,676,933
3.50%, 10/01/47	12,585,697	13,632,887
3.50%, 11/01/47	16,550,784	17,927,870
4.50%, 11/01/47	175,229	192,173
3.50%, 12/01/47	16,609,391	17,981,348
4.00%, 12/01/47	331,860	362,723
4.00%, 01/01/48	400,486	434,978
	Par	Value
3.50%, 02/01/48	$ 950,462	$1,004,290
4.00%, 02/01/48	1,091,465	1,188,988
4.00%, 03/01/48	797,757	864,733
5.00%, 05/01/48	155,729	172,179
4.00%, 06/01/48	514,326	561,131
4.00%, 07/01/48	915,380	998,210
4.50%, 07/01/48	251,585	276,634
3.50%, 08/01/48	4,464,879	4,785,085
4.00%, 08/01/48	2,584,143	2,811,139
4.50%, 08/01/48	437,010	480,452
5.00%, 08/01/48	75,783	83,194
4.00%, 09/01/48	80,364	87,244
4.50%, 09/01/48	484,578	535,766
5.00%, 09/01/48	1,025,794	1,140,351
4.00%, 10/01/48	175,167	187,746
4.50%, 10/01/48	669,055	731,775
5.00%, 10/01/48	336,767	370,181
3.50%, 11/01/48	433,680	462,041
4.00%, 11/01/48	119,237	129,487
4.50%, 11/01/48	1,646,808	1,774,479
5.00%, 11/01/48	3,309,868	3,682,282
3.00%, 12/01/48	149,400	157,028
4.50%, 12/01/48	352,464	383,921
4.50%, 01/01/49	3,866,134	4,158,718
3.00%, 02/01/49	753,504	794,485
4.00%, 05/01/49	60,622	65,516
3.00%, 07/01/49	54,230	57,259
3.00%, 09/01/49	1,817,644	1,925,663
4.50%, 09/01/49	729,257	798,147
5.00%, 09/01/49	812,798	904,594
4.00%, 10/01/49	55,378	59,861
3.00%, 11/01/49	517,646	546,408
3.00%, 12/01/49	1,446,846	1,532,047
4.00%, 12/01/49	447,280	480,496
3.00%, 01/01/50	118,140	124,231
3.00%, 02/01/50	1,201,881	1,260,358
3.50%, 02/01/50	254,643	268,870
3.00%, 03/01/50	336,546	361,289
5.00%, 03/01/50	240,473	263,715
3.00%, 06/01/50	922,566	974,238
4.50%, 07/01/50	64,731	69,496
2.00%, 08/01/50	88,685	89,758
3.00%, 08/01/50	149,472	156,580
2.00%, 09/01/50	93,466	94,596
3.00%, 09/01/50	420,785	446,003
2.50%, 11/01/50	96,894	101,373
3.00%, 11/01/50	166,750	176,910
4.50%, 12/01/50	1,000,099	1,073,704
2.00%, 01/01/51	486,599	492,158
2.50%, 01/01/51	405,172	420,254
2.00%, 02/01/51	1,771,966	1,792,400
2.50%, 02/01/51	880,413	915,954
2.00%, 03/01/51	5,238,766	5,302,184
2.50%, 03/01/51	197,978	205,864
2.00%, 04/01/51	1,389,190	1,405,131
2.50%, 04/01/51	197,521	206,001
2.50%, 05/01/51	298,442	310,266
3.50%, 05/01/51	299,341	317,840
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.50%, 06/01/51	$ 697,196	$726,745
4.00%, 02/01/56	372,690	415,127
5.50%, 09/01/56	542,721	641,737
4.00%, 01/01/57	240,102	267,442
4.00%, 06/01/57	386,983	430,380
4.50%, 09/01/57	629,039	699,039
4.50%, 08/01/58	181,701	203,614
Federal National Mortgage Association ACES, Series 2015-M1
0.59%, 09/25/24† IO γ	2,873,787	51,163
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	70,508	75,477
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	100,000	109,862
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	299,793	328,047
Federal National Mortgage Association ACES, Series 2020-M33
2.36%, 01/25/31† IO γ	7,100,000	990,914
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	94,167	96,972
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	118,443	6,765
4.50%, 11/25/39 IO	22,147	4,066
3.50%, 11/25/41 IO	77,640	7,285
4.00%, 11/25/41 IO	102,086	15,090
4.00%, 04/25/42 IO	192,150	26,123
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 0.53%, 10/18/30†	4,774	4,796
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	274,752	315,270
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 6.66%, 03/25/37† IO	302,620	64,568
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	176,539	201,763
	Par	Value
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	$577,400	$652,141
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 6.46%, 10/25/41† IO	238,554	46,277
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	54,157	2,742
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	15,618	18,887
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	33,664	647
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 12/25/42† IO	70,472	14,582
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	51,481	62,693
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	3,499	3,830
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 6.41%, 04/25/42† IO	69,217	13,887
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	76,930	90,432
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.56%, 02/25/41† IO	4,871	216
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.56%, 03/25/42† IO	95,126	15,894

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 6.51%, 07/25/42† IO	$ 20,324	$ 3,723
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.86%, 12/25/43† IO	290,979	56,025
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	68,954	7,315
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	483,658	32,411
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	208,079	24,095
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 06/25/43† IO	124,294	26,567
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	335,337	384,898
6.50%, 07/25/42	141,529	169,437
Federal National Mortgage Association REMIC, Series 2014-47
1.82%, 08/25/44† IO γ	230,874	13,220
Federal National Mortgage Association REMIC, Series 2015-55
1.53%, 08/25/55† IO γ	84,816	3,627
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 08/25/45† IO	43,463	10,442
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 10/25/57† IO	552,662	112,870
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.11%, 11/25/47† IO	190,405	34,513
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	306,055	283,036
	Par	Value
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	$ 370,359	$ 57,725
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	186,228	28,618
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	928,798	127,179
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	688,147	104,506
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	877,559	123,537
FHLMC Multifamily Structured Pass-Through Certificates, Series K016
1.65%, 10/25/21† IO γ	92,124	4
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.56%, 08/25/27† IO γ	2,394,380	59,473
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.70%, 03/25/29† IO γ	1,414,005	57,473
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
1.09%, 05/25/29† IO γ	1,992,642	132,552
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
1.02%, 06/25/29† IO γ	998,057	62,924
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.71%, 12/25/35† IO γ	6,061,250	409,279
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
1.07%, 08/25/23† IO γ	3,043,009	47,680
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.44%, 07/25/26† IO γ	1,039,311	57,573
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.66%, 12/25/27† IO γ	2,999,621	101,302
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 3.89%, 03/25/29†	234,161	242,747
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.52%, 07/25/44†	$ 354,984	$ 366,510
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.30%), 1.35%, 06/16/70(U) 144A †	1,240,332	1,735,653
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.18%, 06/25/34† γ	140,504	143,596
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	4,842,261	5,957
Government National Mortgage Association
7.00%, 01/15/26	1,807	1,944
7.00%, 07/15/27	13,296	14,793
7.00%, 01/15/28	9,331	9,452
7.00%, 03/15/28	18,422	20,871
7.00%, 07/15/28	1,669	1,715
7.50%, 07/15/28	8,292	8,425
6.50%, 08/15/28	1,306	1,457
7.00%, 08/15/28	2,726	2,967
7.50%, 08/15/28	5,304	5,917
6.50%, 09/15/28	2,717	3,040
7.00%, 10/15/28	9,539	9,578
7.50%, 03/15/29	6,859	7,937
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.13%, 11/20/29†	13,499	14,022
8.50%, 08/15/30	282	286
8.50%, 11/20/30	4,469	5,214
6.50%, 08/15/31	22,761	25,865
7.50%, 08/15/31	5,818	6,339
6.50%, 10/15/31	20,989	23,681
6.00%, 11/15/31	70,359	81,765
6.50%, 11/15/31	38,770	43,217
6.00%, 12/15/31	12,203	14,328
6.00%, 01/15/32	50,239	56,936
6.00%, 02/15/32	59,840	67,239
6.50%, 02/15/32	23,179	25,945
6.00%, 04/15/32	33,220	37,273
6.50%, 06/15/32	37,832	42,303
6.50%, 08/15/32	49,839	55,908
6.50%, 09/15/32	47,242	54,326
6.00%, 10/15/32	51,579	61,438
5.50%, 11/15/32	7,347	8,348
6.00%, 11/15/32	37,433	42,262
6.00%, 12/15/32	22,823	26,174
6.50%, 12/15/32	4,514	5,033
5.50%, 01/15/33	3,544	3,971
6.00%, 01/15/33	14,003	15,808
5.50%, 02/15/33	9,204	10,515
6.00%, 02/15/33	16,943	20,179
	Par	Value
5.50%, 03/15/33	$ 9,660	$ 11,158
6.50%, 04/15/33	102,153	119,617
6.00%, 06/15/33	16,467	18,467
5.50%, 07/15/33	10,087	11,572
5.50%, 08/15/33	2,975	3,324
5.50%, 09/15/33	2,336	2,624
6.00%, 10/15/33	30,924	34,737
6.50%, 10/15/33	60,033	68,409
5.50%, 04/15/34	5,698	6,446
5.50%, 05/15/34	2,354	2,631
6.50%, 08/15/34	62,587	72,152
5.50%, 09/15/34	40,717	47,488
5.50%, 12/15/34	41,129	47,962
5.50%, 01/15/35	28,391	33,318
6.00%, 09/20/38	86,996	99,282
5.00%, 07/20/40	6,567	7,418
5.00%, 09/20/40	30,874	34,990
4.00%, 10/20/40	3,639	3,983
6.00%, 10/20/40	12,532	14,675
6.00%, 01/20/41	11,652	13,658
4.50%, 04/20/41	123,913	137,118
3.00%, 09/15/42	289,321	305,674
3.00%, 10/15/42	127,864	134,820
3.00%, 11/15/42	58,762	61,932
4.00%, 08/20/43	215,917	236,355
3.50%, 06/20/44	78,191	83,937
3.00%, 01/15/45	1,705,450	1,788,720
3.00%, 03/20/45	195,282	207,469
3.50%, 03/20/45	34,529	36,818
3.50%, 04/15/45	354,455	381,107
4.00%, 05/20/45	18,716	20,305
4.00%, 10/20/45	144,262	156,011
3.50%, 01/20/46	92,215	98,337
3.50%, 04/20/46	202,265	214,807
3.50%, 05/20/46	103,959	110,834
3.50%, 06/20/46	216,061	229,971
3.50%, 07/20/46	109,006	116,044
3.00%, 08/20/46	270,793	285,682
3.50%, 09/20/46	1,071,792	1,135,841
3.00%, 11/20/46	65,297	68,968
3.50%, 04/20/47	2,312,590	2,436,025
3.50%, 05/20/47	495,202	525,616
4.00%, 06/20/47	964,783	1,034,089
4.50%, 08/20/47	45,305	48,956
3.00%, 09/20/47	18,410	19,410
4.00%, 09/20/47	622,013	663,704
3.50%, 10/20/47	578,161	615,465
4.00%, 11/20/47	379,034	405,085
3.50%, 12/20/47	2,274,705	2,406,384
4.00%, 12/20/47	173,115	184,896
3.00%, 02/20/48	88,371	92,416
4.00%, 02/20/48	112,511	119,947
4.00%, 03/20/48	181,311	193,220
4.00%, 04/20/48	116,646	124,204
4.50%, 04/20/48	310,644	333,390
4.50%, 05/20/48	1,477,468	1,575,952
3.50%, 06/15/48	150,646	161,481

See Notes to Financial Statements.

	Par	Value
4.50%, 06/20/48	$ 323,776	$ 348,086
4.50%, 07/20/48	22,030	23,735
5.00%, 07/20/48	259,162	280,888
4.50%, 08/20/48	2,679,593	2,884,839
5.00%, 08/20/48	309,482	334,625
3.50%, 09/20/48	530,821	561,527
4.50%, 09/20/48	2,683,864	2,885,456
4.50%, 10/20/48	300,115	320,121
5.00%, 10/20/48	1,784,804	1,929,505
5.00%, 11/20/48	2,381,503	2,569,611
4.50%, 12/20/48	1,189,791	1,271,639
5.00%, 12/20/48	1,330,380	1,434,750
4.50%, 01/20/49	4,803,382	5,144,236
5.00%, 01/20/49	4,758,824	5,137,866
4.00%, 02/20/49	2,115,353	2,239,977
4.50%, 02/20/49	450,140	480,415
5.00%, 02/20/49	98,882	106,806
4.00%, 03/20/49	2,264,252	2,400,696
4.50%, 03/20/49	327,250	349,241
5.00%, 03/20/49	411,867	444,443
4.00%, 05/20/49	1,310,672	1,388,890
3.50%, 07/20/49	388,137	407,820
3.00%, 08/20/49	400,000	417,529
5.00%, 08/20/49	7,047,430	7,616,841
3.50%, 10/20/49	154,854	160,155
4.00%, 10/20/49	74,161	79,656
4.50%, 10/20/49	409,958	437,624
4.00%, 11/20/49	78,011	84,319
5.00%, 11/20/49	520,270	561,121
3.00%, 12/20/49	428,157	447,042
3.00%, 01/20/50	246,382	257,472
4.00%, 01/20/50	79,663	86,571
3.50%, 02/20/50	141,891	149,906
4.00%, 02/20/50	72,949	78,863
3.00%, 03/20/50	532,704	556,822
4.00%, 03/20/50	73,924	80,637
4.00%, 04/20/50	318,335	344,302
3.50%, 05/15/50	178,768	190,454
3.00%, 05/20/50	188,113	196,435
4.50%, 05/20/50	876,344	933,078
3.50%, 07/20/50	141,808	148,988
3.00%, 08/20/50	50,081	52,519
3.50%, 10/20/50	174,376	183,190
3.50%, 11/20/50	277,704	291,729
2.00%, 12/20/50	1,365,761	1,393,030
2.50%, 12/20/50	294,519	306,586
3.00%, 12/20/50	1,587,827	1,662,215
2.00%, 03/20/51	296,763	302,631
2.50%, 07/01/51 TBA	42,100,000	43,570,211
3.00%, 07/01/51 TBA	17,200,000	17,947,461
3.50%, 07/01/51 TBA	4,000,000	4,199,297
4.50%, 07/01/51 TBA	1,000,000	1,065,781
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.39%, 05/20/37†	72,105	72,323
	Par	Value
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 6.49%, 08/20/37† IO	$ 660,646	$ 98,830
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.56%, 01/20/40† IO	12,248	849
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 0.51%, 12/20/60†	153,370	153,885
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 0.59%, 03/20/61†	177,531	178,447
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 0.61%, 03/20/61†	128,964	129,614
Government National Mortgage Association, Series 2012-144
0.41%, 01/16/53† IO γ	3,729,651	53,501
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 03/20/42† IO	23,848	5,314
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	23,060	257
Government National Mortgage Association, Series 2012-H27
1.74%, 10/20/62† IO γ	442,673	21,069
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 0.46%, 12/20/62†	684,528	685,767
Government National Mortgage Association, Series 2013-107
2.76%, 11/16/47† γ	166,919	174,424
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	61,939	6,339
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 5.51%, 08/20/44† IO	85,507	15,512
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.11%, 08/20/44† IO	132,447	29,817
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2014-17
3.13%, 06/16/48† γ	$ 9,585	$ 10,241
Government National Mortgage Association, Series 2014-93
0.50%, 11/16/55† IO γ	1,597,451	48,391
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	67,486	10,369
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 0.66%, 05/20/65†	1,864,344	1,875,323
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 0.54%, 05/20/65†	1,835,079	1,841,691
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 0.68%, 06/20/65†	3,212,055	3,242,565
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 0.69%, 06/20/65†	1,246,169	1,259,616
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.71%, 06/20/65†	3,012,404	3,044,824
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.71%, 07/20/65†	2,908,657	2,942,183
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 0.57%, 06/20/65†	448,176	450,139
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.71%, 07/20/65†	443,747	448,454
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.71%, 08/20/65†	478,319	483,418
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.71%, 09/20/65†	495,170	500,855
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 0.73%, 09/20/65†	523,258	529,657
	Par	Value
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 0.63%, 10/20/65†	$1,102,755	$1,112,920
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.79%, 08/20/61†	3,886	3,939
Government National Mortgage Association, Series 2016-152
0.78%, 08/15/58† IO γ	3,533,248	185,835
Government National Mortgage Association, Series 2017-190
0.57%, 03/16/60† IO γ	4,448,729	210,876
Government National Mortgage Association, Series 2017-H15
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 1.44%, 07/20/67†	1,506,473	1,534,063
2.30%, 07/20/67† IO γ	475,906	51,138
Government National Mortgage Association, Series 2017-H18
1.69%, 09/20/67† IO γ	3,574,999	221,055
Government National Mortgage Association, Series 2017-H20
2.07%, 10/20/67† IO γ	159,229	14,214
Government National Mortgage Association, Series 2017-H22
2.43%, 11/20/67† IO γ	1,270,889	113,574
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 0.41%, 05/20/68†	771,325	772,187
Government National Mortgage Association, Series 2019-123
3.00%, 10/20/49	42,167	43,257
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	89,886	92,357
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	680,263	93,145
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	194,122	26,900
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	194,335	26,790
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	878,308	119,931
Government National Mortgage Association, Series 2020-179
1.00%, 09/16/62† IO γ	7,673,548	664,990

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	$1,557,977	$ 173,306
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	460,630	69,918
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 1.34%, 04/20/70†	167,685	173,347
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.24%, 05/20/70†	473,073	498,737
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 0.54%, 07/20/70†	188,900	191,458
Government National Mortgage Association, Series 2021-22
0.99%, 05/16/63† IO γ	1,089,535	96,645
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	496,083	96,787
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.33%, 07/16/35 144A †	2,100,000	2,105,469
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.27%, 01/25/37†	360,925	348,946
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.62%, 09/15/31 144A †	1,530,000	1,421,869
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	139,226
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	398,807
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.92%, 09/25/35† γ	249,023	254,334
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.88%, 08/20/56(U) †	442,162	612,572
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.05%), 1.10%, 05/25/53(U) 144A †	5,738,326	7,978,537
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 0.81%, 10/25/34†	14,782	14,501
	Par	Value
IndyMac ARM Trust, Series 2001-H2, Class A1
1.81%, 01/25/32† γ	$ 4,872	$ 4,750
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.31%, 05/15/45† γ	280,000	266,783
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.45%, 02/25/35† γ	14,055	14,299
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	714,940	728,234
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	261,563	266,014
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	861,465	877,430
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
5.05%, 01/15/47† γ	50,000	53,402
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	573,511	600,410
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	624,405	658,080
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	672,853
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class D
3.00%, 10/15/50 144A	300,000	283,291
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 0.94%, 11/15/49(U) †	339,854	471,618
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.25%, 01/01/61(U) †	624,399	835,185
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 0.69%, 01/01/61(U) †	491,277	674,637
Manhattan West Mortgage Trust, Series 2020-1MW, Class A
2.13%, 09/10/39 144A	1,700,000	1,741,731
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.26%, 04/15/47(U) †	605,515	811,468
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
2.88%, 11/21/34† γ	121,959	123,301
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
2.71%, 05/25/34† γ	$ 61,027	$ 62,549
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 0.97%, 07/15/36 144A †	2,100,000	2,105,382
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	914,121
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	145,453
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	395,112
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	506,746
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	850,000	930,941
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,499,706
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	703,579	741,839
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.47%, 05/15/36 144A †	1,050,000	1,027,329
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.51%, 04/05/42 144A † γ	1,600,000	1,651,381
Morgan Stanley Capital I, Series 2017-HR2, Class A4
3.59%, 12/15/50	550,000	611,855
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 0.65%, 10/25/35†	130,058	130,309
MSCG Trust, Series 2015-ALDR, Class A2
3.58%, 06/07/35 144A † γ	580,000	600,253
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 0.74%, 06/25/57 144A †	1,445,217	1,448,140
ResLoc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	851,898	982,550
	Par	Value
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.24%, 12/15/43(U) †	$ 212,975	$ 285,474
Ripon Mortgages PLC, Series 1A, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.88%, 08/20/56(U) 144A †	1,768,868	2,452,748
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.88%, 08/20/56(U) †	128,090	177,613
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.88%, 08/20/56(U) †	2,305,628	3,199,876
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 0.73%, 04/19/27†	140,780	139,850
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 2.47%, 05/15/38 144A †	970,000	976,154
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	357,857
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	449,194
Stratton Mortgage Funding PLC, Series 2019-1, Class A
(Floating, SONIA Deposit Rates Swap 3M + 1.20%), 1.25%, 05/25/51(U) †	1,384,262	1,925,113
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.39%, 10/25/35†	232,721	234,497
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.59%, 07/19/35†	39,843	38,769
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 0.73%, 09/25/43†	4,097	4,178
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
2.18%, 04/25/45† γ	24,231	24,681
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.11%, 10/20/51(U) 144A †	1,292,540	1,802,153

See Notes to Financial Statements.

	Par	Value
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, 0.90% - SONIA Deposit Rates Swap 3M), 0.05%, 05/20/45(U) †	$ 3,533,620	$ 4,911,891
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.62%, 12/10/45 144A † γ	320,000	236,570
Uniform Mortgage Backed Securities
2.00%, 07/01/36 TBA	2,500,000	2,578,760
2.50%, 07/01/51 TBA	17,800,000	18,411,875
3.00%, 07/01/51 TBA	2,000,000	2,084,883
2.00%, 08/01/51 TBA	71,400,000	71,957,813
2.50%, 08/01/51 TBA	6,000,000	6,194,531
4.50%, 08/01/51 TBA	3,000,000	3,230,625
VASA Trust, Series 2021-VASA, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 0.97%, 07/15/39 144A †	390,000	390,752
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A
2.13%, 10/10/42 144A	1,610,000	1,618,102
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	1,610,000	1,634,854
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	102,769
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
2.57%, 02/25/33† γ	2,338	2,457
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.52%, 06/25/42†	4,833	4,790
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 0.87%, 01/25/45†	704,173	692,288
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.67%, 10/25/45†	480,248	480,487
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.94%, 02/25/37† γ	154,013	145,941
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.00%, 02/25/37† γ	98,734	99,878
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 0.88%, 04/25/47†	$ 362,389	$ 348,449
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.63%, 07/25/45†	379,587	374,370
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.67%, 07/25/45†	81,273	80,094
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	91,535	93,255
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
3.02%, 12/28/37† γ	246,209	243,186
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.43%, 07/15/46† γ	20,000	20,117
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D
3.26%, 12/15/59 144A † γ	532,000	493,236
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	139,877
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	300,000	325,909
Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A5
2.63%, 04/15/54	950,000	1,001,078
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	90,944	92,015
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.45%, 06/15/45 144A † IO γ	249,769	1,330
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.32%, 05/15/45 144A † IO γ	2,187,564	37,179
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.18%, 03/15/47† IO γ	847,970	16,446
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.18%, 08/15/47† IO γ	2,720,768	69,259
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	$ 290,000	$ 306,592
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	280,737
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	2,077,995
Total Mortgage-Backed Securities (Cost $579,655,785)		592,730,718
MUNICIPAL BONDS — 0.5%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,129,390
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	245,000	345,761
Bay Area Toll Authority, Revenue Bond, Series F-1
1.63%, 04/01/28	300,000	302,110
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	25,000	25,014
1.88%, 02/01/31	150,000	149,676
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	700,000	996,621
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	300,000	426,736
City of Houston Texas Airport System Revenue, Revenue Bond, Subseries C
2.24%, 07/01/29	110,000	112,937
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	25,000	24,537
1.41%, 06/01/28	65,000	63,662
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	29,441
1.46%, 12/01/28	65,000	63,436
City of Tucson Arizona COPS, Series A (AGM Insured)
1.93%, 07/01/31	205,000	202,544
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	52,864
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	49,313
	Par	Value
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	$ 115,000	$ 147,489
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	1,119,249
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
1.65%, 11/01/28	225,000	222,078
2.07%, 11/01/30	670,000	668,125
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	69,036
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	411,093
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	90,000	91,646
2.10%, 05/01/30	25,000	25,431
2.20%, 05/01/31	135,000	137,681
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	155,000	152,570
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	99,307
1.86%, 06/01/30	55,000	54,199
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	239,784
State of California, General Obligation
7.55%, 04/01/39	410,000	699,873
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	476,543
6.63%, 02/01/35	495,000	618,606
7.35%, 07/01/35	465,000	601,067
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	14,777
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	68,664
University of California, Revenue Bond, Series BG
1.61%, 05/15/30	1,600,000	1,586,261

See Notes to Financial Statements.

	Par	Value
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	$5,000	$ 5,056
Total Municipal Bonds (Cost $10,202,667)		11,482,577

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $132.00, Expires 07/23/21 (GSC)	34	$4,505,000	28,156
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $132.20, Expires 07/23/21 (GSC)	51	6,757,500	34,266
Euro vs. U.S. Dollar, Strike Price $1.21, Expires 07/21/21 (GSC)	1	3,222,867	2,535
Euro vs. U.S. Dollar, Strike Price $1.23, Expires 08/20/21 (GSC)	1	8,541,565	7,795
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $160.00, Expires 07/23/21 (GSC)	34	5,465,500	58,969
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $161.00, Expires 07/23/21 (GSC)	26	4,179,500	31,281
Long U.S. Treasury Bond Future expiration date 08/2021, Strike Price $162.00, Expires 08/27/21 (GSC)	26	4,179,500	41,844
			204,846
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $132.00, Expires 07/23/21 (GSC)	68	9,010,000	22,313
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $132.20, Expires 07/23/21 (GSC)	26	$3,445,000	$ 10,969
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $123.00, Expires 08/27/21 (GSC)	62	7,652,641	19,375
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $132.00, Expires 08/27/21 (GSC)	39	5,167,500	26,203
Japanese Yen vs. U.S. Dollar, Strike Price $107.45, Expires 07/09/21 (CITI)	1	7,700,000	68
Norwegian Krone vs. U.S. Dollar, Strike Price $8.13, Expires 08/06/21 (GSC)	1	2,670,000	1,238
Norwegian Krone vs. U.S. Dollar, Strike Price $8.14, Expires 08/10/21 (CITI)	1	2,530,000	1,554
Norwegian Krone vs. U.S. Dollar, Strike Price $8.21, Expires 08/13/21 (CITI)	1	2,530,000	3,354
			85,074
Total Purchased Options (Premiums paid $542,729)			289,920

	Par
U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bill
0.05%, 09/23/21Ω	$11,200,000	11,198,824
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	13,768
4.25%, 05/15/39	4,300,000	5,885,793
4.38%, 11/15/39	200,000	278,289
1.13%, 08/15/40	6,750,000	5,809,219
1.38%, 11/15/40‡‡	45,370,000	40,772,743
1.88%, 02/15/41	14,190,000	13,895,114
2.25%, 05/15/41Δ	1,980,000	2,060,747
2.75%, 08/15/42	600,000	676,336
2.75%, 11/15/42	700,000	788,512
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.88%, 05/15/43Δ	$ 3,200,000	$ 3,681,250
3.63%, 02/15/44	6,460,000	8,351,821
3.38%, 05/15/44‡‡	3,200,000	3,991,125
3.13%, 08/15/44	4,800,000	5,762,062
3.00%, 11/15/44	3,100,000	3,650,492
2.50%, 02/15/45‡‡	950,000	1,028,152
2.88%, 08/15/45	4,340,000	5,018,464
2.75%, 08/15/47	7,940,000	9,034,231
3.00%, 02/15/48	6,170,000	7,356,761
3.13%, 05/15/48	5,380,000	6,562,970
3.00%, 02/15/49	80,000	95,803
2.88%, 05/15/49Δ	6,200,000	7,261,992
2.25%, 08/15/49Δ	3,400,000	3,523,250
2.00%, 02/15/50	19,840,000	19,497,450
1.25%, 05/15/50Δ	22,340,000	18,248,115
1.38%, 08/15/50Δ	37,060,000	31,253,451
1.63%, 11/15/50‡‡ Δ	16,570,000	14,887,109
1.88%, 02/15/51Δ	11,470,000	10,950,266
2.38%, 05/15/51	3,330,000	3,556,076
		233,891,361
U.S. Treasury Inflationary Index Bonds
2.13%, 02/15/40	2,718,232	4,056,946
1.38%, 02/15/44‡‡	1,684,414	2,327,879
		6,384,825
U.S. Treasury Notes
2.00%, 12/31/21‡‡	1,500,000	1,514,452
1.88%, 03/31/22‡‡	1,900,000	1,925,603
1.88%, 09/30/22‡‡	3,000,000	3,065,391
2.00%, 10/31/22‡‡	2,700,000	2,766,920
0.25%, 11/15/23	60,000	59,911
0.38%, 04/30/25	500,000	494,727
0.25%, 05/31/25	6,170,000	6,067,568
2.88%, 07/31/25	2,330,000	2,533,602
0.25%, 08/31/25	170,000	166,620
0.25%, 09/30/25Δ	2,800,000	2,741,594
0.25%, 10/31/25	500,000	488,945
2.25%, 11/15/25	1,480,000	1,574,986
0.38%, 11/30/25	20,000	19,643
0.38%, 01/31/26Δ	180,000	176,421
2.63%, 01/31/26	3,120,000	3,375,694
0.50%, 02/28/26‡‡	80,000	78,802
0.75%, 03/31/26‡‡ Δ	15,950,000	15,880,842
2.25%, 03/31/26	1,500,000	1,599,023
2.13%, 05/31/26	6,320,000	6,704,137
2.25%, 02/15/27	3,518,000	3,760,962
0.63%, 12/31/27	10,250,000	9,911,670
0.75%, 01/31/28Δ	33,530,000	32,651,147
2.75%, 02/15/28‡‡	1,400,000	1,542,953
1.25%, 03/31/28‡‡	25,060,000	25,162,785
1.25%, 04/30/28	34,790,000	34,904,155
	Par	Value
2.88%, 05/15/28	$ 800,000	$ 888,906
1.25%, 05/31/28	6,590,000	6,607,505
1.25%, 06/30/28	11,270,000	11,288,490
3.13%, 11/15/28	8,180,000	9,255,542
2.63%, 02/15/29	1,000,000	1,096,758
0.63%, 05/15/30	510,000	476,790
1.63%, 05/15/31Δ	9,040,000	9,179,837
		197,962,381
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	1,886,539
2.18%, 08/15/41Ω	1,080,000	700,387
		2,586,926
Total U.S. Treasury Obligations (Cost $461,605,723)		452,024,317

	Shares
MONEY MARKET FUNDS — 11.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	274,047,701	274,047,701
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø §	6,892,790	6,892,790
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,237,356	1,237,356
Total Money Market Funds (Cost $282,177,847)		282,177,847

	Par
REPURCHASE AGREEMENTS — 13.0%
Citigroup Global Markets, Inc.
0.03% (dated 06/30/21, due 07/01/21, repurchase price $158,026,333, collateralized by U.S. Treasury Bond, 2.50%, due 02/15/45, total market value $163,525,737)	$158,000,000	158,000,000
Deutsche Bank Securities, Inc.
0.04% (dated 07/01/21, due 07/02/21, repurchase price $77,517,222, collateralized by U.S. Treasury Bond, 3.13%, due 08/15/44, total market value $79,649,257)	77,500,000	77,500,000

See Notes to Financial Statements.

	Par	Value
JP Morgan Securities LLC
0.04% (dated 07/01/21, due 07/02/21, repurchase price $80,517,889, collateralized by U.S. Treasury Inflationary Index Bond, 0.63%, due 02/15/24, total market value $82,137,656)	$80,500,000	$ 80,500,000
Total Repurchase Agreements (Cost $316,000,000)		316,000,000
TOTAL INVESTMENTS —113.4% (Cost $2,711,413,847)		2,759,462,197

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $132.50, Expires 07/23/21 (GSC)	(86)	$(11,395,000)	(45,687)
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $133.00, Expires 07/23/21 (GSC)	(153)	(20,272,500)	(47,812)
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $133.50, Expires 07/23/21 (GSC)	(74)	(9,805,000)	(12,719)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $133.50, Expires 08/27/21 (GSC)	(37)	(4,902,500)	(16,766)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $134.00, Expires 08/27/21 (GSC)	(178)	(23,585,000)	(55,625)
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $159.00, Expires 07/23/21 (GSC)	(26)	(4,179,500)	(61,750)
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $162.00, Expires 07/23/21 (GSC)	(33)	(5,304,750)	(26,813)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $162.50, Expires 07/23/21 (GSC)	(26)	$ (4,179,500)	$ (17,063)
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $164.00, Expires 07/23/21 (GSC)	(86)	(13,824,500)	(29,562)
Long U.S. Treasury Bond Future expiration date 08/2021, Strike Price $165.00, Expires 08/27/21 (GSC)	(52)	(8,359,000)	(39,000)
			(352,797)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $130.50, Expires 07/23/21 (GSC)	(57)	(7,552,500)	(3,563)
10-Year U.S. Treasury Note Future expiration date 07/2021, Strike Price $131.50, Expires 07/23/21 (GSC)	(38)	(5,035,000)	(7,125)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $122.00, Expires 08/27/21 (GSC)	(124)	(15,305,283)	(11,625)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $122.50, Expires 08/27/21 (GSC)	(76)	(9,380,657)	(13,656)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $122.70, Expires 08/27/21 (GSC)	(80)	(9,874,376)	(18,750)
10-Year U.S. Treasury Note Future expiration date 08/2021, Strike Price $130.50, Expires 08/27/21 (GSC)	(78)	(10,335,000)	(19,500)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 07/2021, Strike Price $158.00, Expires 07/23/21 (GSC)	(29)	$(4,661,750)	$ (10,875)
			(85,094)
Total Written Options (Premiums received $ (416,666))			(437,891)

	Par
TBA SALE COMMITMENTS — (3.2)%
Uniform Mortgage Backed Securities 3.50%, 07/01/51 TBA	$(60,700,000)	(63,897,420)
Uniform Mortgage Backed Securities 4.00%, 07/01/51 TBA	(2,000,000)	(2,129,844)
Uniform Mortgage Backed Securities 4.00%, 08/01/51 TBA	(1,000,000)	(1,065,781)
Uniform Mortgage Backed Securities 4.50%, 07/01/51 TBA	(3,000,000)	(3,227,812)
Government National Mortgage Association 3.00%, 07/01/51 TBA	(2,200,000)	(2,291,758)
Government National Mortgage Association 4.00%, 07/01/51 TBA	(4,000,000)	(4,224,219)
Total TBA Sale Commitments (Proceeds $(77,060,511))		(76,836,834)
Liabilities in Excess of Other Assets — (10.2)%		(247,838,073)
NET ASSETS — 100.0%		$2,434,349,399
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	26.7
Mortgage-Backed Securities	24.3
U.S. Treasury Obligations	18.5
Repurchase Agreements	13.0
Foreign Bonds	11.8
Money Market Funds	11.6
Asset-Backed Securities	4.7
Agency Obligations	1.1
Commercial Paper	0.8
Municipal Bonds	0.5
Loan Agreements	0.4
Purchased Options	—**
Written Options	(—) **
TBA Sale Commitments	(3.2)
110.2
**Rounds to less than 0.05%

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	09/2021	(20)	$ (4,819,837)	$ (100,521)
Euro-Bobl	09/2021	(8)	(1,272,547)	(23)
Euro-Bund	09/2021	(185)	(37,864,381)	(336,885)
Euro-OAT	09/2021	44	8,297,595	96,324
10-Year Japanese Treasury Bond	09/2021	(9)	(12,288,672)	(12,467)
10-Year Commonwealth Treasury Bond	09/2021	79	8,364,891	23,318
10-Year U.S. Treasury Note	09/2021	1,050	139,125,000	361,504
U.S. Treasury Long Bond	09/2021	(204)	(32,793,000)	(934,378)
Ultra 10-Year U.S. Treasury Note	09/2021	(94)	(13,837,094)	(248,998)
Ultra Long U.S. Treasury Bond	09/2021	376	72,450,500	2,310,236
Long GILT	09/2021	(67)	(11,872,450)	(85,597)
2-Year U.S. Treasury Note	09/2021	912	200,932,125	(277,479)
5-Year U.S. Treasury Note	09/2021	1,873	231,183,805	(407,316)
90-Day Eurodollar	12/2021	(760)	(189,610,500)	(193,498)
90-Day Eurodollar	09/2023	37	9,157,500	(7,625)
90-Day Eurodollar	12/2023	950	234,828,125	(90,900)
Total Futures Contracts outstanding at June 30, 2021			$ 599,981,060	$ 95,695

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/02/21	U.S. Dollars	28,441,356	British Pounds	20,118,000	GSC	$ 612,123
07/19/21	Brazilian Reals	15,244,857	U.S. Dollars	2,685,585	CITI	373,126
07/02/21	U.S. Dollars	11,351,491	Euro	9,279,000	BNP	348,915
07/02/21	Brazilian Reals	23,710,527	U.S. Dollars	4,428,641	MSCS	338,444
07/19/21	Russian Rubles	278,160,000	U.S. Dollars	3,557,989	CITI	233,128
07/19/21	Russian Rubles	234,044,702	U.S. Dollars	2,986,431	GSC	203,427
09/15/21	U.S. Dollars	4,134,952	Swedish Kronor	34,162,829	DEUT	140,126
09/15/21	U.S. Dollars	3,412,280	Norwegian Kroner	28,183,935	CITI	137,913
08/05/21	U.S. Dollars	5,999,726	British Pounds	4,252,067	SS	117,246
07/19/21	U.S. Dollars	18,112,367	Euro	15,179,071	CITI	106,476
07/19/21	Mexican Pesos	95,453,689	U.S. Dollars	4,680,456	CITI	96,550
09/15/21	U.S. Dollars	3,704,260	Canadian Dollars	4,474,021	JPM	95,119
09/15/21	U.S. Dollars	2,857,638	Australian Dollars	3,685,962	JPM	92,425
09/15/21	U.S. Dollars	2,812,539	New Zealand Dollars	3,898,831	DEUT	87,922
10/12/21	U.S. Dollars	1,908,393	Peruvian Nuevo Soles	7,052,466	HSBC	71,231
07/02/21	U.S. Dollars	1,998,840	Canadian Dollars	2,408,000	GSC	56,278
08/03/21	Brazilian Reals	23,710,527	U.S. Dollars	4,692,738	GSC	56,175
07/19/21	Canadian Dollars	3,995,065	U.S. Dollars	3,191,213	CITI	31,620
11/12/21	U.S. Dollars	1,229,754	Peruvian Nuevo Soles	4,609,488	GSC	29,460
07/19/21	Indonesian Rupiahs	56,877,253,622	U.S. Dollars	3,878,171	CITI	24,860
07/19/21	U.S. Dollars	2,255,748	Mexican Pesos	44,657,043	CITI	20,874
09/10/21	U.S. Dollars	2,364,354	Euro	1,974,169	SS	19,929
09/15/21	U.S. Dollars	679,239	Canadian Dollars	821,540	CITI	16,512
08/04/21	U.S. Dollars	426,000	Peruvian Nuevo Soles	1,573,218	BNP	16,261
08/03/21	U.S. Dollars	27,847,034	British Pounds	20,118,000	HSBC	15,053
07/19/21	U.S. Dollars	1,569,235	Mexican Pesos	31,065,146	GSC	14,571
09/15/21	U.S. Dollars	814,434	Japanese Yen	88,871,209	CITI	13,938
09/15/21	U.S. Dollars	1,950,586	Euro	1,632,000	CITI	12,287
08/20/21	U.S. Dollars	425,978	Canadian Dollars	515,436	WEST	10,179
07/19/21	U.S. Dollars	651,183	Russian Rubles	47,040,000	GSC	10,062
09/15/21	U.S. Dollars	4,217,930	Japanese Yen	467,355,923	SS	8,281
08/17/21	U.S. Dollars	298,195	Japanese Yen	32,400,000	HSBC	6,434
07/19/21	U.S. Dollars	417,684	Russian Rubles	30,190,000	CITI	6,217
08/03/21	U.S. Dollars	1,944,555	Canadian Dollars	2,408,000	BNP	2,026
07/13/21	U.S. Dollars	169,210	Peruvian Nuevo Soles	645,453	BAR	1,374
09/03/21	U.S. Dollars	678,967	Peruvian Nuevo Soles	2,604,516	JPM	261
08/20/21	Australian Dollars	690,991	U.S. Dollars	518,283	UBS	48
Subtotal Appreciation						$3,426,871
09/15/21	British Pounds	19,080	U.S. Dollars	27,046	CITI	$ (648)
09/15/21	British Pounds	140,000	U.S. Dollars	195,159	JPM	(1,463)
07/19/21	U.S. Dollars	258,919	British Pounds	188,429	GSC	(1,750)
07/19/21	U.S. Dollars	1,274,751	Mexican Pesos	25,540,355	CITI	(3,423)
09/15/21	British Pounds	138,000	U.S. Dollars	194,576	SS	(3,647)
09/15/21	Norwegian Kroner	1,615,380	U.S. Dollars	194,000	SS	(6,328)
08/05/21	British Pounds	610,049	U.S. Dollars	852,182	SS	(8,217)
07/19/21	U.S. Dollars	448,436	Chinese Offshore Yuan	2,958,374	GSC	(8,304)
09/15/21	New Zealand Dollars	474,102	U.S. Dollars	342,750	UBS	(11,433)
09/15/21	Swedish Kronor	32,147,208	Euro	3,174,945	BOA	(11,700)
08/05/21	British Pounds	325,932	U.S. Dollars	462,961	RBC	(12,053)
07/19/21	U.S. Dollars	2,621,098	Mexican Pesos	52,637,964	GSC	(13,183)
09/15/21	Norwegian Kroner	28,533,201	Euro	2,802,767	JPM	(13,855)
09/15/21	New Zealand Dollars	4,108,661	U.S. Dollars	2,885,952	DEUT	(14,701)
09/15/21	Australian Dollars	3,824,266	U.S. Dollars	2,883,741	CITI	(14,773)
09/15/21	Swedish Kronor	3,829,711	U.S. Dollars	464,125	UBS	(16,298)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/20/21	Australian Dollars	790,941	U.S. Dollars	613,449	CITI	$ (20,144)
01/31/22	U.S. Dollars	2,219,614	Israeli Shekels	7,282,000	HSBC	(21,558)
09/15/21	Australian Dollars	860,000	U.S. Dollars	667,907	DEUT	(22,734)
04/06/22	U.S. Dollars	2,131,981	Israeli Shekels	6,999,294	GSC	(24,912)
09/15/21	Canadian Dollars	4,371,257	U.S. Dollars	3,551,941	RBC	(25,698)
07/19/21	Australian Dollars	2,211,180	U.S. Dollars	1,692,517	CITI	(34,074)
09/15/21	Euro	1,123,000	U.S. Dollars	1,372,035	UBS	(38,267)
09/15/21	Japanese Yen	384,403,934	U.S. Dollars	3,515,952	JPM	(53,483)
07/02/21	U.S. Dollars	4,707,739	Brazilian Reals	23,710,527	GSC	(59,346)
09/08/21	Chilean Pesos	1,891,114,500	U.S. Dollars	2,632,654	MSCS	(62,518)
07/19/21	Japanese Yen	917,179,528	U.S. Dollars	8,409,214	CITI	(152,069)
07/19/21	Euro	7,901,923	U.S. Dollars	9,531,672	CITI	(158,161)
09/15/21	Euro	6,128,628	U.S. Dollars	7,468,910	BOA	(190,040)
Subtotal Depreciation						$(1,004,780)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$ 2,422,091
Swap Agreements outstanding at June 30, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	630,000	$(5,913)	$(6,835)	$ 922
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	CITI	USD	70,000	(657)	(1,226)	569
Subtotal Appreciation						$(6,570)	$(8,061)	$ 1,491
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	$(2,037)	$ 1,639	$(3,676)
Subtotal Depreciation						$(2,037)	$ 1,639	$(3,676)
Net Credit Default Swaps on Sovereign Issuers—Buy Protection outstanding at June 30, 2021						$(8,607)	$(6,422)	$(2,185)

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.38%	1.00%	12/20/2023	USD	600,000	$ 9,329	$ (25,420)	$ 34,749
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.42%	1.00%	6/20/2024	USD	1,000,000	17,515	(20,253)	37,768
Prudential Financial, Inc., 3.50% due 5/15/24 (Receive Quarterly)	0.28%	1.00%	6/20/2024	USD	1,075,000	23,490	19,844	3,646
Republic of Indonesia, 5.88% due 3/13/20 (Receive Quarterly)	0.38%	1.00%	6/20/2024	USD	3,470,000	65,159	13,562	51,597
Rolls-Royce Holdings PLC, 2.13% due 6/18/21 (Receive Quarterly)	2.01%	1.00%	6/20/2025	EUR	1,700,000	(77,899)	(263,901)	186,002
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.72%	1.00%	6/20/2026	USD	2,400,000	33,674	12,332	21,342

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Russian Federation, 7.50% due 3/31/30 (Receive Quarterly)	0.83%	1.00%	6/20/2026	USD	320,000	$ 2,711	$ 2,099	$ 612
British Telecommunications, 5.75% due 12/7/28 (Receive Quarterly)	1.07%	1.00%	6/20/2028	EUR	1,800,000	(9,784)	(10,409)	625
Subtotal Appreciation						$ 64,195	$(272,146)	$336,341
Republic of Colombia, 10.38% due 1/28/33 (Receive Quarterly)	0.87%	1.00%	6/20/2024	USD	860,000	$ 3,498	$ 6,126	$ (2,628)
The Boeing Co., 8.75% due 8/15/21 (Receive Quarterly)	0.86%	1.00%	6/20/2024	USD	475,000	2,026	11,966	(9,940)
Republic of Peru, 8.75% due 11/21/33 (Receive Quarterly)	0.57%	1.00%	12/20/2024	USD	290,000	4,449	6,740	(2,291)
Russian Federation, 7.50% due 3/31/30 (Receive Quarterly)	0.58%	1.00%	12/20/2024	USD	950,000	14,140	17,427	(3,287)
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.72%	1.00%	6/20/2026	USD	1,100,000	15,464	17,601	(2,137)
Subtotal Depreciation						$ 39,577	$ 59,860	$ (20,283)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at June 30, 2021						$103,772	$(212,286)	$316,058

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.25%	1.00%	6/20/2023	USD	7,550,000	$ 114,731	$ 114,038	$ 693
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.48%	1.00%	6/20/2025	USD	22,475,000	464,674	232,086	232,588
iTraxx Europe & Crossover Series 35 (Receive Quarterly)	2.32%	5.00%	6/20/2026	EUR	5,100,000	759,063	676,522	82,541
Markit CDX.NA.HY.36 Index (Receive Quarterly)	2.74%	5.00%	6/20/2026	USD	780,000	80,469	69,867	10,602
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.48%	1.00%	6/20/2026	USD	101,410,000	2,589,907	2,347,577	242,330
						$4,008,844	$3,440,090	$568,754

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	4,583,799	$ 3,665	$ —	$ 3,665
Subtotal Appreciation						$ 3,665	$ —	$ 3,665
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	11,160,948	$ 8,923	$ 10,600	$(1,677)
Subtotal Depreciation						$ 8,923	$ 10,600	$(1,677)
Net Interest Rate Swaps outstanding at June 30, 2021						$12,588	$ 10,600	$ 1,988

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.12% (Upon termination)	1/3/2022	BRL	5,804,074	$ 15,271	$ —	$ 15,271
2.85% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/3/2022	BRL	12,735,575	32,622	(83)	32,705
2.86% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/3/2022	BRL	22,364,363	57,264	(495)	57,759
3-Month LIBOR (Quarterly)	0.19% (Semiannually)	6/15/2022	USD	21,256,000	4,558	(96)	4,654
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	10,262,470	17,976	—	17,976
0.28% (Semiannually)	3-Month LIBOR (Quarterly)	3/3/2023	USD	88,220,000	41,436	—	41,436
5.60% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/13/2023	MXN	87,690,000	57,560	—	57,560
0.84% (Annually)	6-Month WIBOR (Semiannually)	9/15/2023	PLN	23,200,000	14,114	—	14,114
1.25% (Quarterly)	3-Month KWCDC (Quarterly)	9/15/2023	KRW	11,784,730,000	35,389	—	35,389
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.37% (Upon termination)	1/2/2024	BRL	10,777,565	2,518	—	2,518
0.40% (Quarterly)	3-Month ASX BBSW (Quarterly)	9/15/2024	AUD	13,340,000	48,245	—	48,245
6.32% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	5,365,429	40,282	—	40,282
(0.50)% (Annually)	1-Day ESTR (Annually)	9/15/2026	EUR	9,430,000	76,509	—	76,509
0.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/15/2026	USD	3,740,000	94,187	—	94,187
1.50% (Quarterly)	3-Month KWCDC (Quarterly)	9/15/2026	KRW	891,692,115	7,360	—	7,360
3-Month STIBOR (Quarterly)	0.50% (Annually)	9/15/2026	SEK	127,600,000	58,476	—	58,476
0.26% (Annually)	1-Day US Federal Fund Effective Rate (Annually)	5/15/2027	USD	13,194,000	468,442	(42,548)	510,990
0.78% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2027	USD	9,184,000	202,072	22,994	179,078
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	306,121	68,836	237,285
1.24% (Annually)	6-Month NIBOR (Semiannually)	10/29/2030	NOK	44,840,000	150,310	—	150,310
6-Month EURIBOR (Semiannually)	0.50% (Annually)	2/12/2031	EUR	7,140,000	38,167	—	38,167
6-Month ASX BBSW (Semiannually)	2.50% (Semiannually)	2/24/2031	AUD	5,350,000	46,933	—	46,933
3-Month LIBOR (Quarterly)	2.21% (Semiannually)	2/25/2031	USD	15,300,000	217,670	—	217,670
3-Month STIBOR (Quarterly)	1.27% (Annually)	5/11/2031	SEK	30,840,000	20,975	—	20,975
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/15/2031	JPY	565,000,000	48,191	—	48,191
0.25% (Annually)	1-Day SONIA (Annually)	9/15/2031	GBP	17,860,000	1,145,304	—	1,145,304
3-Month STIBOR (Quarterly)	1.00% (Annually)	9/15/2031	SEK	25,110,000	58,409	—	58,409
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	9/15/2031	AUD	2,730,000	72,914	—	72,914
6-Month EURIBOR (Semiannually)	(0.25)% (Annually)	9/15/2031	EUR	700,000	(31,960)	(32,910)	950
3-Month New Zealand BBR FRA (Quarterly)	3.00% (Semiannually)	9/16/2031	NZD	1,210,000	19,833	—	19,833
6-Month EURIBOR (Semiannually)	0.50% (Annually)	9/16/2031	EUR	7,360,000	5,341	3,428	1,913
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	11,820,000	822,824	—	822,824
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/15/2041	EUR	140,000	16,082	—	16,082
0.56% (Annually)	1-Day SOFR (Annually)	7/20/2045	USD	5,310,000	977,715	70,079	907,636
0.74% (Annually)	1-Day SOFR (Annually)	8/19/2045	USD	3,610,000	527,406	—	527,406
0.80% (Semiannually)	3-Month LIBOR (Quarterly)	11/15/2045	USD	1,668,000	334,105	76,382	257,723
1.00% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	8,077,000	1,321,078	97,887	1,223,191
1.20% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,621,000	193,672	8,929	184,743
1.23% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	905,000	103,260	1,039	102,221
1.60% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,769,000	59,193	9,710	49,483
0.90% (Semiannually)	3-Month LIBOR (Quarterly)	3/17/2050	USD	2,110,000	433,041	(64)	433,105
1.20% (Semiannually)	3-Month LIBOR (Quarterly)	10/7/2050	USD	1,114,000	152,206	(487)	152,693
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/15/2051	EUR	170,000	28,185	—	28,185
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	9/15/2051	JPY	200,930,000	134,278	—	134,278

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.25% (Semiannually)	3-Month LIBOR (Quarterly)	9/15/2051	USD	2,630,000	$ 327,649	$ —	$ 327,649
Subtotal Appreciation					$ 8,803,183	$282,601	$ 8,520,582
0.25% (Annually)	3-Month WIBOR (Quarterly)	12/16/2021	PLN	18,510,000	$ (6,348)	$ —	$ (6,348)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.36% (Upon termination)	1/3/2022	BRL	286,224,050	(260,483)	102,156	(362,639)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.35% (Upon termination)	1/3/2022	BRL	94,028,297	(164,281)	287	(164,568)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.70% (Upon termination)	1/3/2022	BRL	88,138,258	(126,528)	(17,065)	(109,463)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.98% (Upon termination)	1/3/2022	BRL	31,092,652	(34,378)	—	(34,378)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.39% (Upon termination)	1/3/2022	BRL	14,546,447	(27,008)	—	(27,008)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.23% (Upon termination)	1/2/2023	BRL	3,551,131	(19,014)	—	(19,014)
3-Month ASX BBSW (Quarterly)	0.19% (Quarterly)	2/22/2023	AUD	101,420,000	(57,485)	—	(57,485)
3-Month CDOR (Semiannually)	0.80% (Semiannually)	2/28/2023	CAD	124,610,000	(77,644)	—	(77,644)
3-Month CDOR (Semiannually)	0.75% (Semiannually)	3/1/2023	CAD	103,880,000	(110,994)	—	(110,994)
0.45% (Semiannually)	3-Month LIBOR (Quarterly)	6/15/2023	USD	29,420,000	(2,589)	(583)	(2,006)
3-Month CDOR (Semiannually)	1.10% (Semiannually)	6/15/2023	CAD	36,750,000	(1,533)	988	(2,521)
6-Month EURIBOR (Semiannually)	(0.50)% (Annually)	9/15/2023	EUR	2,960,000	(4,342)	—	(4,342)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	9/15/2023	CNY	9,384,201	(1,963)	—	(1,963)
3-Month CDOR (Semiannually)	0.70% (Semiannually)	11/18/2023	CAD	31,750,000	(175,416)	—	(175,416)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	2,302,419	(17,395)	—	(17,395)
3-Month ASX BBSW (Quarterly)	0.50% (Quarterly)	1/25/2024	AUD	46,680,000	(77,416)	—	(77,416)
3-Month ASX BBSW (Quarterly)	0.50% (Quarterly)	2/24/2024	AUD	23,170,000	(5,866)	—	(5,866)
6-Month LIBOR (Semiannually)	0.10% (Semiannually)	3/20/2024	JPY	800,000,000	27,776	42,931	(15,155)
0.49% (Quarterly)	3-Month ASX BBSW (Quarterly)	6/29/2024	AUD	9,720,000	(1,694)	307	(2,001)
1-Month LIBOR + 0.09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	41,780,000	(2,540)	—	(2,540)
3-Month LIBOR (Quarterly)	0.25% (Semiannually)	9/15/2024	USD	10,490,000	(120,301)	—	(120,301)
6-Month WIBOR (Semiannually)	0.75% (Annually)	12/16/2025	PLN	3,720,000	(22,304)	—	(22,304)
3-Month LIBOR (Quarterly)	1.10% (Semiannually)	12/18/2025	USD	39,304,000	(182,987)	—	(182,987)
1.55% (Semiannually)	6-Month ASX BBSW (Semiannually)	2/23/2026	AUD	5,500,000	(11,477)	—	(11,477)
28-Day Mexico Interbank TIIE (Lunar)	6.30% (Lunar)	9/9/2026	MXN	760,000	(691)	—	(691)
(0.50)% (Annually)	6-Month EURIBOR (Semiannually)	9/15/2026	EUR	3,520,000	57,689	61,538	(3,849)
1.75% (Annually)	6-Month WIBOR (Semiannually)	9/15/2026	PLN	4,125,000	(12,631)	(2,772)	(9,859)
1-Day SONIA (Annually)	0.00% (Annually)	9/15/2026	GBP	29,460,000	(1,007,092)	—	(1,007,092)
3-Month JIBAR (Quarterly)	5.80% (Quarterly)	9/15/2026	ZAR	9,980,000	(11,182)	—	(11,182)
8.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	5,028,649	(19,823)	—	(19,823)
1.25% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2028	USD	19,865,000	(98,769)	27,321	(126,090)
1.35% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2028	USD	30,090,000	(344,539)	26,354	(370,893)
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2030	JPY	580,143,944	(36,452)	—	(36,452)
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	21,890,000	(343,310)	—	(343,310)
6-Month ASX BBSW (Semiannually)	1.24% (Semiannually)	10/28/2030	AUD	5,330,000	(173,973)	—	(173,973)
6-Month ASX BBSW (Semiannually)	1.71% (Semiannually)	1/21/2031	AUD	9,450,000	(166,989)	—	(166,989)
1.00% (Annually)	1-Day SONIA (Annually)	1/26/2031	GBP	5,800,000	(26,565)	—	(26,565)
1.00% (Annually)	1-Day SONIA (Annually)	2/10/2031	GBP	5,580,000	(24,059)	—	(24,059)
2.13% (Annually)	6-Month NIBOR (Semiannually)	5/11/2031	NOK	28,750,000	(37,459)	—	(37,459)
1.93% (Annually)	6-Month NIBOR (Semiannually)	6/29/2031	NOK	8,950,000	(2,013)	—	(2,013)
28-Day Mexico Interbank TIIE (Lunar)	6.86% (Lunar)	9/3/2031	MXN	15,305,000	(12,674)	—	(12,674)
0.75% (Annually)	1-Day SONIA (Annually)	9/15/2031	GBP	6,200,000	(17,919)	(5,183)	(12,736)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
2.00% (Annually)	6-Month NIBOR (Semiannually)	9/15/2031	NOK	28,480,000	$ (92,672)	$ —	$ (92,672)
3-Month CDOR (Semiannually)	1.25% (Semiannually)	9/15/2031	CAD	4,780,000	(227,597)	—	(227,597)
3-Month LIBOR (Quarterly)	1.00% (Semiannually)	9/15/2031	USD	1,130,000	(49,366)	—	(49,366)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/17/2031	USD	7,180,000	(185,070)	(143,858)	(41,212)
2.43% (Semiannually)	3-Month LIBOR (Quarterly)	2/25/2036	USD	18,840,000	(282,928)	—	(282,928)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2038	JPY	489,200,000	(365,610)	34,429	(400,039)
2.75% (Semiannually)	6-Month ASX BBSW (Semiannually)	2/24/2041	AUD	1,700,000	(24,500)	—	(24,500)
1.73% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	2,706,000	(149,750)	—	(149,750)
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	6,273,000	(307,361)	19,314	(326,675)
0.54% (Semiannually)	6-Month LIBOR (Semiannually)	3/15/2051	JPY	138,000,000	(15,737)	(3,301)	(12,436)
0.56% (Semiannually)	6-Month LIBOR (Semiannually)	3/15/2051	JPY	222,000,000	(35,988)	(712)	(35,276)
0.35% (Semiannually)	6-Month LIBOR (Semiannually)	3/17/2051	JPY	111,000,000	41,465	60,944	(19,479)
0.57% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2051	JPY	106,000,000	(21,035)	—	(21,035)
0.57% (Semiannually)	6-Month LIBOR (Semiannually)	4/7/2051	JPY	48,000,000	(9,521)	—	(9,521)
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	6/3/2051	USD	1,164,000	(64,841)	10,953	(75,794)
0.75% (Annually)	1-Day SONIA (Annually)	9/15/2051	GBP	8,200,000	238,047	386,170	(148,123)
3-Month CDOR (Semiannually)	1.75% (Semiannually)	9/15/2051	CAD	3,770,000	(342,153)	—	(342,153)
Subtotal Depreciation					$(5,657,278)	$ 600,218	$(6,257,496)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2021					$ 3,145,905	$ 882,819	$ 2,263,086

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 26,056,136	$ —	$ 26,056,136	$ —
Asset-Backed Securities	113,920,648	—	113,920,648	—
Commercial Paper	19,097,153	—	19,097,153	—
Corporate Bonds	649,695,224	—	649,329,949	365,275
Foreign Bonds	286,834,163	—	286,834,163	—
Loan Agreements	9,153,494	—	9,153,494	—
Money Market Funds	282,177,847	282,177,847	—	—
Mortgage-Backed Securities	592,730,718	—	592,730,718	—
Municipal Bonds	11,482,577	—	11,482,577	—
Purchased Options:
Call Options	204,846	194,516	10,330	—
Put Options	85,074	78,860	6,214	—
Total Purchased Options	289,920	273,376	16,544	—
Repurchase Agreements	316,000,000	—	316,000,000	—
U.S. Treasury Obligations	452,024,317	—	452,024,317	—
Total Assets - Investments in Securities	$2,759,462,197	$282,451,223	$2,476,645,699	$365,275
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,426,871	$ —	$ 3,426,871	$ —
Futures Contracts	2,791,382	2,791,382	—	—
Swap Agreements	9,430,833	—	9,430,833	—
Total Assets - Other Financial Instruments	$ 15,649,086	$ 2,791,382	$ 12,857,704	$ —

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(76,836,834)	$ —	$(76,836,834)	$ —
Written Options:
Call Options	(352,797)	(352,797)	—	—
Put Options	(85,094)	(85,094)	—	—
Total Written Options	(437,891)	(437,891)	—	—
Total Liabilities - Investments in Securities	$(77,274,725)	$ (437,891)	$(76,836,834)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (1,004,780)	$ —	$ (1,004,780)	$ —
Futures Contracts	(2,695,687)	(2,695,687)	—	—
Swap Agreements	(6,283,132)	—	(6,283,132)	—
Total Liabilities - Other Financial Instruments	$ (9,983,599)	$(2,695,687)	$ (7,287,912)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
ASSET-BACKED SECURITIES — 1.9%
AIMCO CLO 10, Ltd., Series 2019-10A, Class D
(Floating, ICE LIBOR USD 3M + 3.55%, 3.55% Floor), 3.73%, 07/22/32 144A †	$1,000,000	$1,005,287
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D
1.21%, 12/18/26	55,000	54,906
Annisa CLO, Ltd., Series 2016-2A, Class DR
(Floating, ICE LIBOR USD 3M + 3.00%), 3.19%, 07/20/31 144A †	500,000	501,776
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A
2.36%, 03/20/26 144A	145,000	151,926
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.38%, 08/20/27 144A	770,000	770,674
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.49%, 07/25/36 144A †	630,000	592,614
CIFC Funding, Ltd., Series 2018-1A, Class D
(Floating, ICE LIBOR USD 3M + 2.65%), 2.84%, 04/18/31 144A †	1,050,000	1,038,236
CIFC Funding, Ltd., Series 2018-2A, Class C
(Floating, ICE LIBOR USD 3M + 2.85%), 3.04%, 04/20/31 144A †	250,000	249,306
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	120,860	120,099
Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I
2.66%, 04/25/51 144A	140,000	144,212
DT Auto Owner Trust, Series 2021-2A, Class D
1.50%, 02/16/27 144A	25,000	25,157
Exeter Automobile Receivables Trust, Series 2021-1A, Class D
1.08%, 11/16/26	70,000	69,676
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	40,219
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	260,000	259,847
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	175,000	175,584
GLS Auto Receivables Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	64,964
	Par	Value
GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3
0.35%, 10/16/25	$ 95,000	$ 95,069
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3
0.51%, 04/16/26	195,000	195,350
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	155,000	154,930
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1
(Step to 6.44% on 06/27/22), 3.44%, 05/25/59 144A STEP	75,318	75,543
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	588,490
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 1.17%, 01/25/34†	289,884	290,093
Octagon Investment Partners 35, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 2.60%, 2.60% Floor), 2.79%, 01/20/31 144A †	250,000	246,992
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.26%, 01/22/35 144A γ	424,512	438,776
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	20,216
Santander Drive Auto Receivables Trust, Series 2021-1, Class D
1.13%, 11/16/26	70,000	70,182
Santander Drive Auto Receivables Trust, Series 2021-2, Class D
1.35%, 07/15/27	85,000	85,304
Saxon Asset Securities Trust, Series 2006-3, Class A4
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 12.25% Cap), 0.33%, 10/25/46†	560,000	502,288
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	39,040	40,009
S-Jets, Ltd., Series 2017-1, Class A
3.97%, 08/15/42 144A	184,233	182,606
SLM Student Loan Trust, Series 2003-10A, Class A4
(Floating, ICE LIBOR USD 3M + 0.67%), 0.79%, 12/17/68 144A †	640,000	641,942
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 0.87%, 03/15/33 144A †	185,098	182,346

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 0.33%, 03/25/44†	$ 127,918	$ 125,720
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, ICE LIBOR USD 1M + 0.73%), 0.83%, 01/15/53 144A †	100,000	100,928
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	240,000	239,834
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	97,333	96,533
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	96,771	95,537
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	93,525	96,939
Toyota Auto Receivables Owner Trust, Series 2021-A, Class A2
0.16%, 07/17/23	90,000	90,005
Trinitas CLO XII, Ltd., Series 2020-12A, Class D
(Floating, ICE LIBOR USD 3M + 4.00%, 4.00% Floor), 4.18%, 04/25/33 144A †	1,250,000	1,264,236
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	127,237	126,787
Wendy's Funding LLC, Series 2021-1A, Class A2I
2.37%, 06/15/51 144A	60,000	60,761
Westlake Automobile Receivables Trust, Series 2021-1A, Class D
1.23%, 04/15/26 144A	140,000	140,296
Westlake Automobile Receivables Trust, Series 2021-2A, Class D
1.23%, 12/15/26 144A	65,000	65,209
Total Asset-Backed Securities (Cost $11,523,505)		11,577,404
CORPORATE BONDS — 20.8%
Air Lease Corporation
2.30%, 02/01/25Δ	305,000	315,574
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ Δ ^	120,000	124,650
4.63%, 10/01/28	50,000	56,424
3.00%, 02/01/30	30,000	30,461
3.13%, 12/01/30	25,000	25,432
Allied Universal Holdco LLC
6.00%, 06/01/29 144A	270,000	274,080
Ally Financial, Inc.
5.13%, 09/30/24	465,000	524,262
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26Δ ^	140,000	145,348
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28^	$ 125,000	$ 126,912
8.00%, 11/01/31	175,000	251,699
Amazon.com, Inc.
0.45%, 05/12/24	595,000	593,854
3.88%, 08/22/37	620,000	740,574
4.25%, 08/22/57	190,000	243,878
AMC Networks, Inc.
4.25%, 02/15/29	55,000	55,550
American Airlines Group, Inc.
5.00%, 06/01/22 144A Δ	440,000	441,109
3.75%, 03/01/25 144A Δ	5,000	4,613
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	207,197	200,469
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	83,602	81,240
American Airlines, Inc.
5.50%, 04/20/26 144A	810,000	858,600
5.75%, 04/20/29 144A	780,000	844,350
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	19,703
Apple, Inc.
4.65%, 02/23/46	145,000	192,770
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	284,000	341,569
Ares Capital Corporation
2.88%, 06/15/28	225,000	228,731
Ashtead Capital, Inc.
4.13%, 08/15/25 144A	274,000	281,021
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	775,658
3.65%, 06/01/51	985,000	1,025,201
3.50%, 09/15/53 144A	305,000	306,888
Athene Global Funding
1.61%, 06/29/26 144A	110,000	110,091
Aviation Capital Group LLC
1.95%, 01/30/26 144A	50,000	50,037
Avon Products, Inc.
8.45%, 03/15/43	60,000	78,111
Bank of America Corporation
1.38%, 03/26/25(E)	595,000	742,551
4.25%, 10/22/26	55,000	62,144
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	250,000	276,599
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	474,079
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	158,422
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	351,201
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,970,114
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	170,000	203,550

See Notes to Financial Statements.

	Par	Value
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	$ 500,000	$ 544,475
8.50%, 01/31/27 144A	50,000	54,470
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV Δ	80,000	83,104
1.25%, 05/15/27 CONV	235,000	236,628
Boeing Co. (The)
4.88%, 05/01/25	690,000	773,481
2.20%, 02/04/26	280,000	282,721
3.10%, 05/01/26	30,000	31,743
3.63%, 03/01/48	5,000	5,026
3.85%, 11/01/48	130,000	133,855
3.90%, 05/01/49	270,000	285,334
3.75%, 02/01/50	425,000	439,160
5.81%, 05/01/50	680,000	917,214
3.83%, 03/01/59	185,000	189,149
3.95%, 08/01/59	90,000	94,422
BP Capital Markets America, Inc.
3.63%, 04/06/30	510,000	572,234
Braskem America Finance Co.
7.13%, 07/22/41	2,440,000	3,043,461
Brighthouse Financial, Inc.
5.63%, 05/15/30	375,000	456,784
4.70%, 06/22/47	65,000	72,317
Bristol-Myers Squibb Co.
5.00%, 08/15/45	274,000	375,363
4.25%, 10/26/49	180,000	227,742
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28	15,000	14,997
Broadcom, Inc.
4.15%, 11/15/30	380,000	426,559
2.60%, 02/15/33 144A Δ	385,000	376,920
3.50%, 02/15/41 144A	200,000	204,860
Carnival Corporation
1.88%, 11/07/22(E)	150,000	176,421
5.75%, 03/01/27 144A	120,000	125,850
Carvana Co.
5.63%, 10/01/25 144A	35,000	36,479
5.50%, 04/15/27 144A	50,000	51,773
5.88%, 10/01/28 144A Δ	55,000	57,947
Caterpillar Financial Services Corporation
0.45%, 05/17/24	595,000	593,214
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	677,602
Centene Corporation
4.63%, 12/15/29	700,000	770,714
3.00%, 10/15/30	25,000	25,713
2.50%, 03/01/31	215,000	212,312
Charter Communications Operating LLC
3.50%, 06/01/41	370,000	373,115
6.48%, 10/23/45	210,000	289,700
5.75%, 04/01/48	890,000	1,134,735
4.80%, 03/01/50	500,000	575,347
3.70%, 04/01/51	150,000	148,715
3.90%, 06/01/52	135,000	137,854
	Par	Value
3.85%, 04/01/61	$270,000	$265,661
4.40%, 12/01/61	260,000	279,911
Cigna Corporation
4.80%, 08/15/38	280,000	349,122
3.20%, 03/15/40	150,000	155,938
3.40%, 03/15/50	260,000	271,361
CIT Group, Inc.
5.25%, 03/07/25	540,000	609,066
Citigroup, Inc.
3.50%, 05/15/23	655,000	690,761
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	743,958
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	225,000	239,872
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	100,000	109,695
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	135,000	150,368
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	219,145
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	222,732
CME Group, Inc.
5.30%, 09/15/43	620,000	896,620
Comcast Corporation
4.70%, 10/15/48Δ	590,000	761,997
4.95%, 10/15/58	210,000	291,374
Comstock Resources, Inc.
7.50%, 05/15/25 144A	93,000	96,743
ConocoPhillips
6.50%, 02/01/39	10,000	14,803
Continental Resources, Inc.
5.75%, 01/15/31 144A	100,000	119,875
4.90%, 06/01/44	270,000	306,121
Corporate Office Properties LP REIT
2.75%, 04/15/31Δ	20,000	20,177
Crown Castle International Corporation REIT
2.50%, 07/15/31	185,000	186,559
CTR Partnership LP REIT
5.25%, 06/01/25	551,000	565,464
CVS Health Corporation
4.13%, 04/01/40	105,000	122,102
5.05%, 03/25/48	405,000	527,023
4.25%, 04/01/50	210,000	249,435
DAE Funding LLC
4.50%, 08/01/22 144A	8,000	8,036
DCP Midstream Operating LP
6.75%, 09/15/37 144A	500,000	603,750
Dell International LLC
5.45%, 06/15/23	575,000	623,961
7.13%, 06/15/24 144A	270,000	277,582
8.10%, 07/15/36	225,000	343,417
8.35%, 07/15/46	125,000	204,765
Delta Air Lines, Inc.
2.90%, 10/28/24	30,000	30,543
7.00%, 05/01/25 144A	50,000	58,384
4.50%, 10/20/25 144A	350,000	376,283
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
7.38%, 01/15/26	$ 330,000	$ 387,462
4.75%, 10/20/28 144A	1,300,000	1,446,336
Devon Energy Corporation
5.88%, 06/15/28 144A	384,000	427,650
Diamondback Energy, Inc.
3.13%, 03/24/31	45,000	46,685
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	374,301
Dillard's, Inc.
7.75%, 07/15/26	450,000	546,392
Discovery Communications LLC
3.63%, 05/15/30	190,000	207,479
DISH DBS Corporation
5.88%, 11/15/24	1,065,000	1,144,875
7.75%, 07/01/26	1,545,000	1,751,644
5.13%, 06/01/29 144A	90,000	88,981
DISH Network Corporation
2.38%, 03/15/24 CONV	900,000	875,812
3.38%, 08/15/26 CONV	565,000	577,995
DTE Energy Co.
3.40%, 06/15/29	345,000	377,835
Edison International
4.95%, 04/15/25	35,000	38,784
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	60,000	62,567
8.38%, 06/15/32	50,000	73,691
Enbridge Energy Partners LP
7.38%, 10/15/45	90,000	141,749
Encore Capital Group, Inc.
4.88%, 10/15/25(E)	500,000	627,845
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	245,564
Energy Transfer LP
5.88%, 03/01/22Δ	20,000	20,431
5.00%, 10/01/22	60,000	62,559
4.50%, 11/01/23	500,000	536,919
7.60%, 02/01/24	220,000	250,359
4.95%, 06/15/28	200,000	231,527
6.25%, 04/15/49	100,000	131,446
Enterprise Products Operating LLC
5.10%, 02/15/45	600,000	759,930
4.80%, 02/01/49	290,000	357,994
EOG Resources, Inc.
4.38%, 04/15/30Δ	100,000	118,500
EPR Properties REIT
3.75%, 08/15/29Δ	230,000	230,607
EQT Corporation
3.13%, 05/15/26 144A	10,000	10,261
5.00%, 01/15/29	850,000	948,897
3.63%, 05/15/31 144A	20,000	20,901
ERAC USA Finance LLC
7.00%, 10/15/37 144A	535,000	799,167
Expedia Group, Inc.
0.00%, 02/15/26 144A Ω CONV Δ	55,000	59,675
2.95%, 03/15/31	440,000	446,776
Exxon Mobil Corporation
4.33%, 03/19/50	300,000	372,980
	Par	Value
3.45%, 04/15/51	$ 440,000	$ 479,885
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	495,608
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	366,531
FirstEnergy Corporation
7.38%, 11/15/31	630,000	863,800
Fiserv, Inc.
1.63%, 07/01/30(E) Δ	290,000	369,815
Ford Motor Co.
6.63%, 10/01/28	75,000	89,600
4.75%, 01/15/43	190,000	202,112
Ford Motor Credit Co. LLC
2.75%, 06/14/24	460,000	646,254
3.82%, 11/02/27	400,000	417,151
4.00%, 11/13/30	850,000	891,437
Fox Corporation
5.58%, 01/25/49	635,000	859,447
Freeport-McMoRan, Inc.
5.40%, 11/14/34	230,000	278,107
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	540,000	556,596
FS KKR Capital Corporation
3.40%, 01/15/26	75,000	77,592
GE Capital Funding LLC
4.55%, 05/15/32	1,390,000	1,662,724
General Dynamics Corporation
4.25%, 04/01/40	190,000	232,901
4.25%, 04/01/50	460,000	591,677
General Electric Co.
6.75%, 03/15/32	20,000	27,744
6.88%, 01/10/39	46,000	68,987
General Motors Co.
5.40%, 10/02/23	360,000	396,630
6.13%, 10/01/25	430,000	509,335
6.25%, 10/02/43	85,000	117,523
5.20%, 04/01/45	255,000	315,698
General Motors Financial Co., Inc.
0.96%, 09/07/23(E)	415,000	501,794
5.10%, 01/17/24	150,000	165,198
1.05%, 03/08/24	75,000	75,452
5.25%, 03/01/26	315,000	363,997
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ ^	5,000	5,454
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ ^	10,000	11,225
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	290,000	260,556
Georgia-Pacific LLC
8.88%, 05/15/31Δ	305,000	482,123
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	777,365
Glencore Funding LLC
2.85%, 04/27/31 144A Δ	450,000	458,102

See Notes to Financial Statements.

	Par	Value
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	$105,000	$104,527
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 08/02/21† ρ	40,000	39,740
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 09/29/25^	275,000	294,286
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26^	360,000	354,579
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	225,000	248,588
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	240,000	268,702
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	220,000	224,901
6.75%, 10/01/37	180,000	262,516
5.15%, 05/22/45	580,000	777,625
Goodyear Tire & Rubber Co. (The)
7.00%, 03/15/28	275,000	315,989
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	116,737
4.88%, 05/15/26 144A Δ	560,000	605,500
HCA, Inc.
5.38%, 02/01/25	20,000	22,585
5.38%, 09/01/26	28,000	32,256
3.50%, 09/01/30	40,000	42,640
5.25%, 06/15/49Δ	330,000	421,455
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	275,000	292,442
Hercules LLC
6.50%, 06/30/29	130,000	144,559
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	74,163
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A	60,000	61,425
4.88%, 07/01/31 144A	20,000	19,973
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	543,530
Icahn Enterprises LP
5.25%, 05/15/27 144A	5,000	5,177
4.38%, 02/01/29 144A	280,000	279,517
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 144A Ω CONV	55,000	54,159
Jabil, Inc.
1.70%, 04/15/26	85,000	85,693
JBS USA LUX SA
3.75%, 12/01/31 144A	45,000	46,103
Jefferies Group LLC
6.25%, 01/15/36	570,000	764,189
6.50%, 01/20/43	260,000	359,981
JELD-WEN, Inc.
4.88%, 12/15/27 144A	380,000	395,664
JetBlue Airways Corporation
0.50%, 04/01/26 144A CONV Δ	40,000	40,060
	Par	Value
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	$ 190,000	$ 205,960
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	110,000	110,621
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	318,991
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	525,238
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	285,000	299,704
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	250,000	259,836
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	475,462
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	1,880,000	2,010,290
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	54,972
6.95%, 01/15/38	50,000	71,635
Kinder Morgan, Inc.
4.30%, 03/01/28	95,000	108,504
7.75%, 01/15/32	560,000	804,090
5.55%, 06/01/45	465,000	602,974
Kraft Heinz Foods Co.
4.38%, 06/01/46	515,000	584,544
L3Harris Technologies, Inc.
5.05%, 04/27/45	620,000	818,396
Lamb Weston Holdings, Inc.
4.88%, 11/01/26 144A	1,020,000	1,055,700
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A	230,000	233,105
Lennar Corporation
4.75%, 11/29/27	720,000	833,125
Lithia Motors, Inc.
3.88%, 06/01/29 144A	45,000	46,701
Livongo Health, Inc.
0.88%, 06/01/25 CONV	20,000	31,662
Lumen Technologies, Inc.
5.63%, 04/01/25	50,000	54,364
Marathon Petroleum Corporation
4.70%, 05/01/25	380,000	428,867
Marriott International, Inc.
2.85%, 04/15/31	75,000	76,235
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A	45,000	45,675
Marvell Technology, Inc.
2.45%, 04/15/28 144A	70,000	71,416
2.95%, 04/15/31 144A	60,000	62,241
Masco Corporation
7.75%, 08/01/29	62,000	85,121
6.50%, 08/15/32	27,000	35,991
Match Group Holdings II LLC
5.00%, 12/15/27 144A	560,000	590,584
MBIA Insurance Corporation
11.44%, 01/15/33 144A #	215,000	63,949
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
McDonald’s Corporation
4.20%, 04/01/50	$ 300,000	$ 362,640
Microchip Technology, Inc.
0.98%, 09/01/24 144A	105,000	104,550
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	375,000	413,344
MMS USA Holdings, Inc.
1.75%, 06/13/31(E)	500,000	643,850
Morgan Stanley
4.10%, 05/22/23	190,000	202,363
6.25%, 08/09/26	205,000	253,562
4.35%, 09/08/26	475,000	538,298
3.63%, 01/20/27	250,000	277,435
3.95%, 04/23/27	65,000	72,674
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	315,000	329,996
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	230,000	343,155
MPLX LP
4.50%, 07/15/23Δ	20,000	21,399
4.88%, 06/01/25	40,000	45,185
4.70%, 04/15/48	395,000	460,090
MPT Operating Partnership LP REIT
2.55%, 12/05/23(U)	350,000	497,671
5.00%, 10/15/27	1,000,000	1,061,340
4.63%, 08/01/29Δ	240,000	257,614
Murphy Oil USA, Inc.
3.75%, 02/15/31 144A	25,000	24,745
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	823,451
Mylan, Inc.
4.55%, 04/15/28	225,000	258,892
Navient Corporation
6.75%, 06/15/26	150,000	167,737
5.00%, 03/15/27	5,000	5,184
5.63%, 08/01/33	20,000	19,361
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	68,231
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	26,273
Netflix, Inc.
4.88%, 04/15/28	20,000	23,276
5.88%, 11/15/28	60,000	73,723
6.38%, 05/15/29	75,000	95,897
5.38%, 11/15/29 144A	5,000	6,080
4.88%, 06/15/30 144A	105,000	125,179
Newell Brands, Inc.
4.35%, 04/01/23	320,000	336,106
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	286,560
NIKE, Inc.
3.38%, 03/27/50	120,000	135,435
NRG Energy, Inc.
7.25%, 05/15/26	160,000	166,275
NVIDIA Corporation
3.70%, 04/01/60	280,000	331,530
Occidental Petroleum Corporation
3.20%, 08/15/26	275,000	277,853
	Par	Value
3.50%, 08/15/29	$280,000	$281,378
4.50%, 07/15/44	110,000	106,274
OneMain Finance Corporation
6.88%, 03/15/25	125,000	141,231
ONEOK Partners LP
4.90%, 03/15/25	35,000	39,178
6.20%, 09/15/43	15,000	19,804
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	306,315
Oracle Corporation
4.00%, 07/15/46	85,000	92,331
Ovintiv, Inc.
8.13%, 09/15/30	15,000	20,463
7.20%, 11/01/31	5,000	6,587
7.38%, 11/01/31	5,000	6,647
6.50%, 08/15/34	10,000	13,223
6.63%, 08/15/37	30,000	40,156
6.50%, 02/01/38	5,000	6,667
Owens Corning
7.00%, 12/01/36	523,000	760,615
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A Δ	265,000	282,638
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	286,607
2.88%, 06/11/28	120,000	119,286
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	291,664
Pacific Gas and Electric Co.
3.25%, 06/01/31	160,000	157,560
3.30%, 08/01/40	120,000	108,627
4.30%, 03/15/45	250,000	240,909
Palo Alto Networks, Inc.
0.38%, 06/01/25 CONV	250,000	341,250
Peloton Interactive, Inc.
0.62%, 02/15/26 144A Ω CONV	60,000	58,313
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	509,820
PepsiCo, Inc.
3.63%, 03/19/50	190,000	222,822
Plains All American Pipeline LP
4.65%, 10/15/25	230,000	257,491
3.55%, 12/15/29	730,000	769,460
PLT VII Finance S.a.r.l.
4.63%, 01/05/26(E)	265,000	325,402
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	654,396
PulteGroup, Inc.
6.00%, 02/15/35	95,000	125,111
PVH Corporation
3.13%, 12/15/27(E)	225,000	303,638
Quicken Loans LLC
5.25%, 01/15/28 144A	90,000	94,613
3.63%, 03/01/29 144A	125,000	123,688
3.88%, 03/01/31 144A	315,000	317,753

See Notes to Financial Statements.

	Par	Value
Radiology Partners, Inc.
9.25%, 02/01/28 144A	$ 440,000	$ 487,837
Range Resources Corporation
5.00%, 03/15/23	53,000	54,992
4.88%, 05/15/25	120,000	124,350
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	10,000
5.50%, 04/01/28 144A	130,000	136,311
Sasol Financing USA LLC
5.50%, 03/18/31	1,470,000	1,551,585
SBA Communications Corporation REIT
3.13%, 02/01/29 144A	155,000	149,805
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	759,770
Skyworks Solutions, Inc.
1.80%, 06/01/26	15,000	15,198
SM Energy Co.
1.50%, 07/01/21 CONV	120,000	120,300
Southern Co. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	200,000	212,000
Southern Copper Corporation
5.25%, 11/08/42	870,000	1,116,367
Southwest Airlines Co.
1.25%, 05/01/25 CONV	95,000	144,341
Southwestern Energy Co.
6.45%, 01/23/25	145,000	160,814
Spectrum Brands, Inc.
5.75%, 07/15/25	35,000	35,910
5.00%, 10/01/29 144A Δ	90,000	95,668
Splunk, Inc.
1.13%, 06/15/27 CONV	20,000	19,588
Sprint Capital Corporation
8.75%, 03/15/32	550,000	836,687
Sprint Corporation
7.88%, 09/15/23	490,000	557,290
Square, Inc.
3.50%, 06/01/31 144A	65,000	65,650
Synchrony Financial
2.85%, 07/25/22	490,000	501,668
Sysco Corporation
6.60%, 04/01/50	177,000	275,435
Targa Resources Partners LP
5.88%, 04/15/26	620,000	652,900
5.38%, 02/01/27	40,000	41,773
5.50%, 03/01/30	280,000	308,286
4.00%, 01/15/32 144A	35,000	36,050
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	175,000	196,770
Tenet Healthcare Corporation
6.88%, 11/15/31	160,000	182,429
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A Δ	340,000	353,061
Terminix Co. LLC (The)
7.45%, 08/15/27	120,000	140,968
	Par	Value
Time Warner Cable LLC
5.50%, 09/01/41	$ 35,000	$ 43,444
4.50%, 09/15/42	55,000	61,305
T-Mobile USA, Inc.
3.38%, 04/15/29	285,000	294,811
3.88%, 04/15/30	675,000	756,844
3.50%, 04/15/31	145,000	150,191
4.38%, 04/15/40Δ	100,000	117,542
4.50%, 04/15/50	360,000	429,114
Toyota Motor Credit Corporation
0.50%, 06/18/24	595,000	592,642
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	320,000	346,763
4.45%, 08/01/42	750,000	901,639
TransDigm, Inc.
4.63%, 01/15/29 144A	35,000	35,115
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	11,360
6.00%, 04/01/27	10,000	11,017
4.63%, 03/01/30 144A	75,000	77,588
TriNet Group, Inc.
3.50%, 03/01/29 144A	95,000	93,860
Twitter, Inc.
0.00%, 03/15/26 144A Ω CONV	85,000	81,494
UAL Pass-Through Trust, Series 2007-1
6.64%, 07/02/22	43,132	44,739
Uber Technologies, Inc.
7.50%, 09/15/27 144A	260,000	286,079
6.25%, 01/15/28 144A Δ	120,000	129,385
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	83,693	88,416
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	70,023	69,848
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	356,869	396,721
United Airlines, Inc.
4.38%, 04/15/26 144A Δ	25,000	25,911
4.63%, 04/15/29 144A	35,000	36,269
United Rentals North America, Inc.
5.25%, 01/15/30Δ	410,000	449,655
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	80,281	84,028
US Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	67,055	67,705
Verizon Communications, Inc.
1.13%, 11/03/28(U)	290,000	390,520
0.75%, 03/22/32(E)	185,000	216,899
3.40%, 03/22/41	620,000	656,665
4.00%, 03/22/50	720,000	829,000
3.55%, 03/22/51	565,000	604,467
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.70%, 03/22/61	$350,000	$ 375,457
Viatris, Inc.
4.00%, 06/22/50 144A	100,000	105,937
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	89,051
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	911,335
Visa, Inc.
2.70%, 04/15/40	720,000	745,433
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	283,640
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	170,000	190,810
1.00%, 02/02/27(E)	400,000	490,187
(Variable, U.S. SOFR + 1.26%), 2.57%, 02/11/31^	330,000	341,780
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	226,082
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	925,000	1,269,695
Western Digital Corporation
1.50%, 02/01/24 CONV Δ	95,000	101,947
Western Midstream Operating LP
4.35%, 02/01/25	850,000	899,245
WestRock MWV LLC
8.20%, 01/15/30	75,000	106,210
7.95%, 02/15/31	25,000	35,724
Weyerhaeuser Co. REIT
8.50%, 01/15/25	205,000	255,960
6.95%, 10/01/27	30,000	38,806
7.38%, 03/15/32	190,000	274,425
6.88%, 12/15/33	250,000	345,876
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	55,476
5.75%, 06/24/44	320,000	420,884
XPO Logistics, Inc.
6.13%, 09/01/23 144A	350,000	353,761
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	205,279
Total Corporate Bonds (Cost $117,908,167)		128,912,553
FOREIGN BONDS — 39.1%
Angola — 0.1%
Angolan Government International Bond
9.50%, 11/12/25Δ	200,000	219,482
9.38%, 05/08/48	200,000	209,521
		429,003
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	52,205
(Step to 0.50% on 07/09/21), 0.13%, 07/09/30 STEP	828,157	298,725
	Par	Value
(Step to 1.13% on 07/09/21), 0.13%, 07/09/35 STEP	$ 1,625,941	$ 518,691
Pampa Energia SA
7.50%, 01/24/27 144A	750,000	673,215
Provincia de Buenos Aires
7.88%, 06/15/27 144A	560,000	253,406
		1,796,242
Australia — 0.5%
Australia Government Bond
1.75%, 06/21/51(A)	4,300,000	2,854,128
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A	100,000	107,117
		2,961,245
Austria — 0.5%
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	435,760
5.00%, 01/15/30	730,000	828,003
3.75%, 01/15/31	1,450,000	1,522,500
		2,786,263
Azerbaijan — 0.1%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	611,031
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	612,330
House of Finance NV (The)
4.38%, 07/15/26(E)	150,000	181,197
Kingdom of Belgium Government Bond
3.75%, 06/22/45	18,000	35,480
1.60%, 06/22/47(E) 144A	40,400	56,582
		885,589
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27	200,000	219,500
4.75%, 02/15/29	200,000	233,390
		452,890
Brazil — 2.1%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	140,000	152,005
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	9,213,000	1,918,760
10.00%, 01/01/25	17,777,000	3,766,109
10.00%, 01/01/27(B)	8,227,000	1,751,476
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	555,183
3.88%, 06/12/30	200,000	202,030
5.63%, 01/07/41	100,000	109,063

See Notes to Financial Statements.

	Par	Value
CSN Resources SA
7.63%, 04/17/26	$ 200,000	$ 215,938
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	773,520
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22ρ ^	1,110,000	1,129,747
Ultrapar International SA
5.25%, 10/06/26 144A	1,300,000	1,434,004
Vale Overseas, Ltd.
6.88%, 11/21/36	900,000	1,234,764
		13,242,599
Canada — 1.2%
1011778 BC ULC
3.88%, 01/15/28 144A	720,000	729,900
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	492,003	534,792
Canadian Government Bond
1.00%, 06/01/27(C)	3,265,000	2,621,390
Canadian Natural Resources, Ltd.
4.95%, 06/01/47Δ	115,000	143,261
Clarios Global LP
4.38%, 05/15/26(E)	291,000	357,891
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	25,000	25,419
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A	300,000	306,896
7.50%, 04/01/25 144A	350,000	364,047
6.88%, 10/15/27 144A	200,000	218,190
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	451,631
MEG Energy Corporation
7.13%, 02/01/27 144A	1,310,000	1,399,119
Open Text Corporation
3.88%, 02/15/28 144A	190,000	193,002
		7,345,538
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	240,429
China — 4.7%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	737,477
China Government Bond
2.20%, 07/27/25(Y)	32,500,000	4,956,488
3.85%, 12/12/26(Y)	26,000,000	4,273,707
3.48%, 06/29/27(Y)	47,500,000	7,687,833
4.15%, 12/04/27(Y)	11,000,000	1,850,776
3.60%, 06/27/28	2,000,000	327,239
4.29%, 05/22/29(Y)	24,000,000	4,126,962
3.60%, 05/21/30(Y)	10,000,000	1,648,975
3.95%, 06/29/43	6,000,000	1,035,470
	Par	Value
4.10%, 05/21/45	$ 1,500,000	$ 265,410
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	255,379
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	206,505
Huarong Finance 2017 Co., Ltd.
(Variable, 7.77% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.50%, 01/24/22ρ ^	200,000	135,568
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,700
4.50%, 03/15/23 144A	190,000	199,763
5.50%, 02/15/24 144A	830,000	912,913
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	267,461
		28,903,626
Colombia — 0.8%
Colombia Government International Bond
3.00%, 01/30/30	315,000	309,177
6.13%, 01/18/41	100,000	118,731
5.63%, 02/26/44	3,170,000	3,600,486
5.00%, 06/15/45	200,000	213,190
Ecopetrol SA
5.88%, 09/18/23	140,000	151,511
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	563,350
		4,956,445
Costa Rica — 0.1%
Costa Rica Government International Bond
7.16%, 03/12/45	340,000	356,153
Croatia — 0.0%
Croatia Government International Bond
1.50%, 06/17/31(E)	200,000	247,525
Cyprus — 0.0%
Cyprus Government International Bond
0.00%, 02/09/26(E)	34,000	40,587
Czech Republic — 0.1%
Czech Republic Government Bond
0.95%, 05/15/30	14,810,000	642,314
Denmark — 0.0%
DKT Finance ApS
7.00%, 06/17/23(E) Δ	204,000	246,453
Dominican Republic — 0.1%
Dominican Republic International Bond
6.00%, 07/19/28	300,000	341,700
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.85%, 01/27/45	$ 220,000	$ 249,425
		591,125
Ecuador — 0.1%
Ecuador Government International Bond
(Step to 5.00% on 07/31/21), 0.50%, 07/31/30 STEP	69,140	59,461
4.72%, 07/31/30Ω	16,866	9,381
(Step to 1.00% on 07/31/21), 0.50%, 07/31/35 STEP	318,778	219,957
(Step to 0.50% on 07/31/21), 0.50%, 07/31/40 STEP	59,020	36,814
		325,613
Egypt — 0.4%
Egypt Government International Bond
7.60%, 03/01/29	400,000	440,540
6.38%, 04/11/31(E)	1,200,000	1,487,585
7.90%, 02/21/48	200,000	198,554
		2,126,679
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	128,250
France — 1.5%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	400,000	465,424
Altice France SA
7.38%, 05/01/26 144A	390,000	406,060
3.38%, 01/15/28(E)	500,000	579,026
Banijay Group SAS
6.50%, 03/01/26(E)	322,000	395,127
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ Δ ^	740,000	863,073
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	384,124
(Variable, U.S. SOFR + 0.91%), 1.68%, 06/30/27 144A ^	210,000	210,056
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	360,488
(Variable, U.S. SOFR + 1.51%), 3.05%, 01/13/31 144A ^	625,000	659,777
Constellium SE
4.25%, 02/15/26(E)	285,000	343,952
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 3.96%), 6.00%, 01/29/26(U) ρ ^	300,000	464,940
Faurecia SE
2.38%, 06/15/27(E)	365,000	443,550
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	248,916	318,978
	Par	Value
0.11%, 03/01/25(E)	$ 157,699	$ 199,016
1.85%, 07/25/27(E)	23,905	34,789
0.10%, 03/01/28(E) †††	187,619	247,129
0.10%, 07/25/31(E) 144A	119,957	164,359
Kapla Holding SAS
3.38%, 12/15/26(E)	200,000	237,055
La Financiere Atalian SASU
4.00%, 05/15/24(E) Δ	380,000	448,805
Loxam SAS
3.75%, 07/15/26(E)	650,000	790,295
5.75%, 07/15/27(E)	530,000	656,335
Orange SA
0.50%, 09/04/32(E)	400,000	471,614
Paprec Holding SA
4.00%, 03/31/25(E)	255,000	308,603
		9,452,575
Germany — 2.5%
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	974,394
0.00%, 02/15/31(E)	5,423,255	6,588,484
Bundesschatzanweisungen
0.00%, 12/15/22(E)	1,350,000	1,616,738
CeramTec BondCo GmbH
5.25%, 12/15/25(E)	570,000	687,047
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E) 144A	680,000	839,570
Deutsche Bundesrepublik Inflation Linked Bond
0.54%, 04/15/30(E) †††	21,046	30,133
0.10%, 04/15/33(E) †††	15,318	22,017
0.11%, 04/15/46(E) †††	4,001	6,773
EnBW Energie Baden-Wuerttemberg AG
(Variable, 3.63% - EUR Swap Rate 5Y), 3.38%, 04/05/77(E) ^	135,000	163,392
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	215,000	263,037
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	340,000	406,794
5.38%, 06/15/23(E)	530,000	634,119
Renk AG
5.75%, 07/15/25(E) 144A †††	210,000	259,145
SGL Carbon SE
4.63%, 09/30/24(E)	480,000	582,783
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	434,375
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	148,086
Vertical Holdco GmbH
6.63%, 07/15/28(E) Δ	265,000	335,484
6.63%, 07/15/28(E) 144A	270,000	341,814
Volkswagen Bank GmbH
1.25%, 12/15/25(E)	782,000	972,298
		15,306,483

See Notes to Financial Statements.

	Par	Value
Ghana — 0.3%
Ghana Government International Bond
7.63%, 05/16/29 144A	$ 640,000	$ 648,996
7.63%, 05/16/29	200,000	202,811
10.75%, 10/14/30	200,000	253,250
10.75%, 10/14/30 144A	340,000	430,525
7.88%, 02/11/35	200,000	197,628
		1,733,210
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	23,921
India — 0.0%
Indian Railway Finance Corporation, Ltd.
2.80%, 02/10/31 144A	200,000	194,120
Indonesia — 2.5%
Indonesia Government International Bond
0.90%, 02/14/27(E)	120,000	144,175
1.40%, 10/30/31	100,000	121,095
5.25%, 01/17/42 144A	1,940,000	2,423,022
5.25%, 01/17/42	630,000	786,858
4.20%, 10/15/50	3,480,000	3,971,639
Indonesia Treasury Bond
7.00%, 05/15/27(I)	21,835,000,000	1,598,623
8.25%, 05/15/29(I)	76,029,000,000	5,854,338
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28Δ	200,000	233,625
		15,133,375
Ireland — 0.5%
AerCap Ireland Capital DAC
4.50%, 09/15/23	220,000	235,985
4.45%, 10/01/25	400,000	440,721
Ardagh Packaging Finance PLC
6.00%, 02/15/25 144A	500,000	517,113
5.25%, 08/15/27 144A	300,000	306,399
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	268,538
4.42%, 11/15/35	829,000	995,002
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	24,015
0.55%, 04/22/41	36,000	41,939
Motion Bondco DAC
4.50%, 11/15/27(E)	330,000	383,227
		3,212,939
Israel — 0.1%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	66,948
5.88%, 03/30/31 144A Δ	90,000	92,844
Israel Government International Bond
3.38%, 01/15/50	200,000	214,116
	Par	Value
Summit Properties, Ltd.
2.00%, 01/31/25(E)	$ 265,000	$ 313,438
		687,346
Italy — 2.2%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	487,000	597,094
Centurion Bidco SpA
5.88%, 09/30/26(E) Δ	230,000	285,586
doValue SpA
5.00%, 08/04/25(E)	320,000	398,244
International Design Group SpA
(Floating, 4.25% - Euribor 3M), 4.25%, 05/15/26 144A †	250,000	299,372
Italy Buoni Poliennali Del Tesoro
0.40%, 04/11/24(E) 144A	572,000	705,537
1.45%, 05/15/25(E)	81,000	101,672
1.41%, 05/26/25(E) 144A	105,135	133,844
1.60%, 06/01/26(E)	87,000	110,688
3.10%, 09/15/26(E) 144A †††	21,454	31,137
2.05%, 08/01/27(E)	4,190,000	5,493,178
0.65%, 10/28/27(E) 144A	48,263	60,848
1.35%, 04/01/30(E)	2,088,000	2,622,600
0.41%, 05/15/30(E) 144A †††	51,528	66,051
0.95%, 12/01/31(E) 144A	84,000	100,459
1.50%, 04/30/45(E) 144A	7,000	8,068
Mooney Group SpA
(Floating, 3.88% - Euribor 3M), 3.88%, 12/17/26(E) †	300,000	356,970
Telecom Italia Capital SA
6.38%, 11/15/33	360,000	430,643
6.00%, 09/30/34	105,000	121,275
Telecom Italia SpA
5.30%, 05/30/24 144A	340,000	373,005
3.63%, 05/25/26(E)	255,000	336,566
UniCredit SpA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.75%), 5.46%, 06/30/35 144A ^	740,000	807,680
		13,440,517
Ivory Coast — 0.3%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	460,000	571,359
5.88%, 10/17/31	100,000	127,777
4.88%, 01/30/32(E) 144A	340,000	403,881
4.88%, 01/30/32(E)	310,000	368,244
5.75%, 12/31/32 144A	334,153	335,887
		1,807,148
Japan — 0.3%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	1,274,595
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	274,314
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SoftBank Group Corporation
5.00%, 04/15/28(E)	$ 245,000	$ 325,898
		1,874,807
Jersey — 0.1%
Adient Global Holdings, Ltd.
3.50%, 08/15/24(E)	135,000	164,907
Avis Budget Finance PLC
4.75%, 01/30/26(E)	100,000	121,465
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	146,875
		433,247
Kazakhstan — 0.3%
Kazakhstan Government International Bond
2.38%, 11/09/28	300,000	399,021
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	598,849
5.38%, 04/24/30	300,000	359,310
KazTransGas JSC
4.38%, 09/26/27 144A Δ	630,000	701,064
		2,058,244
Luxembourg — 0.6%
Altice Finco SA
4.75%, 01/15/28(E)	679,000	788,809
Altice France Holding SA
8.00%, 05/15/27(E) Δ	600,000	768,878
ARD Finance SA
Cash Coupon 5.00% or PIK 5.75%, 5.00%, 06/30/27(E)	1,050,000	1,279,652
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E) Δ	300,000	355,380
3.50%, 11/01/25(E)	200,000	241,228
		3,433,947
Mexico — 3.3%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	270,452
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	1,125,000	1,272,656
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	658,816
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	658,161
Cemex SAB de CV
3.88%, 07/11/31 144A	400,000	407,100
Mexican Bonos
8.00%, 12/07/23(M)	20,808,900	1,094,644
	Par	Value
7.50%, 06/03/27(M)	$151,900,000	$ 7,949,213
8.50%, 05/31/29(M)	1,002,900	55,412
7.75%, 05/29/31(M)	1,504,300	79,715
7.75%, 11/13/42(M)	76,750,000	3,961,347
Mexico Government International Bond
2.88%, 04/08/39(E)	700,000	866,009
5.75%, 10/12/10«	320,000	383,574
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	1,338,728
Orbia Advance Corporation SAB de CV
2.88%, 05/11/31 144A	200,000	201,508
Petroleos Mexicanos
4.75%, 02/26/29(E) Δ	665,000	783,592
5.95%, 01/28/31	140,000	136,185
7.69%, 01/23/50	390,000	375,863
		20,492,975
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	230,704
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	386,064
4.50%, 10/22/25 144A	320,000	347,530
		733,594
Netherlands — 2.6%
ABN AMRO Bank NV
7.13%, 07/06/22(E)	540,000	687,063
Cooperatieve Rabobank UA
5.75%, 12/01/43Δ	630,000	892,053
Dufry One BV
2.00%, 02/15/27(E)	345,000	386,587
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	304,380
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	138,696
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	423,009
IPD 3 BV
5.50%, 12/01/25(E) 144A	560,000	692,706
5.50%, 12/01/25	417,000	515,818
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	215,000	258,437
(Floating, 3.88% - Euribor 3M), 3.88%, 04/01/24(E) †	118,000	140,261
Maxeda DIY Holding BV
5.88%, 10/01/26(E) 144A	230,000	280,565
5.88%, 10/01/26(E) Δ	200,000	243,970
Nouryon Holding BV
6.50%, 10/01/26(E)	280,000	348,005
Petrobras Global Finance BV
6.25%, 03/17/24	2,110,000	2,386,199
6.88%, 01/20/40	80,000	95,917

See Notes to Financial Statements.

	Par	Value
6.90%, 03/19/49Δ	$ 880,000	$ 1,050,280
Prosus NV
3.83%, 02/08/51	1,020,000	952,963
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	530,000	687,623
Shell International Finance BV
3.25%, 04/06/50	310,000	330,304
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.00%, 11/15/25(E)	446,767	542,249
Syngenta Finance NV
4.44%, 04/24/23 144A	460,000	485,852
Teva Pharmaceutical Finance Netherlands II BV
4.50%, 03/01/25(E)	635,000	779,482
1.88%, 03/31/27(E)	300,000	327,248
United Group BV
3.13%, 02/15/26(E)	200,000	231,221
UPC Holding BV
5.50%, 01/15/28 144A	310,000	325,836
3.88%, 06/15/29(E) Δ	400,000	481,881
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	300,000	395,798
ZF Europe Finance BV
3.00%, 10/23/29(E)	700,000	869,972
Ziggo BV
4.25%, 01/15/27(E)	472,800	581,840
		15,836,215
Nigeria — 0.2%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	465,578
7.63%, 11/28/47 144A	940,000	942,699
		1,408,277
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	663,836
Aker BP ASA
3.75%, 01/15/30 144A	150,000	162,026
4.00%, 01/15/31 144A	150,000	165,059
		990,921
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	199,625
Panama — 0.4%
Panama Government International Bond
3.75%, 03/16/25	860,000	935,155
6.70%, 01/26/36	202,000	274,881
4.50%, 04/01/56	1,140,000	1,292,749
		2,502,785
	Par	Value
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	$ 200,000	$ 249,402
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,416,662
1.25%, 03/11/33	200,000	231,636
6.55%, 03/14/37	640,000	883,555
Petroleos del Peru SA
5.63%, 06/19/47 144A	750,000	800,438
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,793,831
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	20,000	19,865
		5,145,987
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41	100,000	117,705
Poland — 0.4%
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,527,556
1.25%, 10/25/30(P)	2,500,000	635,054
		2,162,610
Portugal — 0.0%
Portugal Obrigacoes do Tesouro OT
0.30%, 10/17/31(E) 144A	161,814	190,107
4.10%, 02/15/45(E) 144A	7,404	14,216
		204,323
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	258,016
Romania — 0.3%
RCS & RDS SA
3.25%, 02/05/28(E)	200,000	238,421
Romanian Government International Bond
3.62%, 05/26/30(E)	84,000	115,373
2.00%, 04/14/33(E) 144A	560,000	660,199
3.88%, 10/29/35(E)	253,000	353,118
4.63%, 04/03/49(E)	100,000	150,624
3.38%, 01/28/50(E)	84,000	106,482
		1,624,217
Russia — 1.6%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	423,153,000	5,829,240
7.25%, 05/10/34(Q)	262,547,000	3,641,549
Russian Foreign Bond - Eurobond
5.10%, 03/28/35	200,000	238,252
		9,709,041
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Senegal — 0.0%
Senegal Government International Bond
4.75%, 03/13/28	$ 100,000	$ 123,967
Serbia — 0.0%
Serbia International Bond
1.50%, 06/26/29(E)	190,000	227,467
Slovakia — 0.0%
Slovakia Government Bond
0.38%, 04/21/36	18,400	21,620
Slovenia — 0.0%
Slovenia Government Bond
0.13%, 07/01/31	32,000	37,944
South Africa — 1.3%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,140,000	106,486
8.50%, 01/31/37(S) Δ	9,571,000	577,021
6.50%, 02/28/41(S)	44,256,000	2,085,269
Republic of South Africa Government International Bond
4.88%, 04/14/26	200,000	217,642
4.85%, 09/30/29	2,190,000	2,328,682
5.88%, 06/22/30Δ	200,000	228,662
5.75%, 09/30/49Δ	2,420,000	2,481,311
		8,025,073
South Korea — 0.1%
Export-Import Bank of Korea
6.75%, 08/09/22	4,500,000	61,616
Hanwha Life Insurance Co., Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.70%, 04/23/23ρ ^	200,000	209,516
		271,132
Spain — 0.4%
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	200,000	200,459
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	161,873
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	32,436
1.40%, 07/30/28(E) 144A	73,000	94,754
0.50%, 10/31/31(E) 144A	74,000	87,906
0.85%, 07/30/37(E) 144A	32,000	37,369
Spain Government Inflation Linked Bond
0.65%, 11/30/27(E) 144A	615,560	827,570
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	510,000	598,162
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) 144A †	160,000	188,531
	Par	Value
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) †	$ 160,000	$ 188,531
		2,417,591
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	134,500
6.75%, 04/18/28	500,000	314,635
		449,135
Supranational — 0.1%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	223,127
European Union
0.00%, 07/04/31	60,000	71,016
0.30%, 11/04/50(E)	16,000	17,263
International Finance Corporation
5.85%, 11/25/22	5,190,000	70,817
		382,223
Sweden — 0.2%
Intrum AB
3.50%, 07/15/26(E)	325,000	393,825
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ ^	321,000	382,462
Unilabs Subholding AB
5.75%, 05/15/25(E)	299,000	360,120
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	293,117
		1,429,524
Switzerland — 0.7%
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	820,366
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	359,700
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) Δ ^	500,000	608,960
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	250,000	281,207
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	335,000	345,869
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,564,762
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	490,954
		4,471,818

See Notes to Financial Statements.

	Par	Value
Turkey — 0.9%
Turkey Government International Bond
5.60%, 11/14/24	$ 920,000	$ 947,568
4.75%, 01/26/26	1,320,000	1,300,913
4.88%, 10/09/26	300,000	294,386
6.00%, 03/25/27	1,570,000	1,606,903
4.38%, 07/08/27	830,000	977,824
4.88%, 04/16/43	500,000	399,485
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23	200,000	206,196
		5,733,275
Ukraine — 0.1%
Ukraine Government International Bond
6.75%, 06/20/26(E)	200,000	259,302
9.75%, 11/01/28	250,000	298,527
7.25%, 03/15/33	200,000	208,870
		766,699
United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	200,000	236,402
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	217,635
DP World PLC
5.63%, 09/25/48 144A	970,000	1,216,094
5.63%, 09/25/48	600,000	752,223
		2,422,354
United Kingdom — 2.4%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	230,207
3.38%, 03/11/29(U)	250,000	378,969
2.88%, 03/17/31 144A	200,000	204,771
Antofagasta PLC
2.38%, 10/14/30 144A	300,000	289,425
Aviva PLC
(Variable, UK Gilts 5Y + 2.40%), 6.13%, 09/29/22(U) ρ ^	490,000	721,759
Barclays Bank PLC
7.63%, 11/21/22	291,000	317,495
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	370,602
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	401,672
Bellis Finco PLC
4.00%, 02/16/27	213,000	295,380
British Telecommunications PLC
3.25%, 11/08/29 144A	475,000	505,117
eG Global Finance PLC
4.38%, 02/07/25(E)	440,000	515,997
	Par	Value
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	$ 400,000	$ 446,470
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ Δ ^	400,000	445,000
Iceland Bondco PLC
4.63%, 03/15/25(U)	230,000	313,983
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	110,000	134,435
Jaguar Land Rover Automotive PLC
5.88%, 11/15/24(E)	215,000	280,790
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	310,000	312,522
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U)	1,330,000	1,882,932
Modulaire Global Finance PLC
6.50%, 02/15/23(E)	265,000	321,641
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	184,016
Natwest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	200,000	200,212
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	545,000	575,507
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	200,570
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	196,000	302,987
RAC Bond Co. PLC
5.00%, 11/06/22(U)	272,000	377,003
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ρ ^	820,000	1,199,512
SSE PLC
1.75%, 04/16/30(E) Δ	350,000	454,579
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	383,440	696,024
TI Automotive Finance PLC
3.75%, 04/15/29(E) 144A	330,000	399,695
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	437,225
Virgin Media Secured Finance PLC
5.50%, 08/15/26 144A	200,000	206,650
4.25%, 01/15/30(U)	890,000	1,229,968
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Vodafone Group PLC
5.25%, 05/30/48	$190,000	$ 250,813
		15,083,928
Total Foreign Bonds (Cost $238,016,037)		241,837,625
LOAN AGREEMENTS — 2.1%
1011778 B.C. Unlimited Liability Company Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 11/19/26†	455,377	449,899
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 4.25%, 05/12/28†	493,750	495,742
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.84%, 05/15/26†	497,461	491,865
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 11/03/24†	520,608	515,727
Asurion LLC New B-8 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 12/23/26†	159,200	157,583
Asurion LLC Replacement B-6 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 11/03/23†	308,675	307,422
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 06/02/25†	258,914	258,089
Berry Global, Inc. Term Z Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.83%, 07/01/26†	446,802	443,916
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 08/01/25†	85,867	85,146
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 02/01/27†	497,468	494,255
Cloudera, Inc. Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 12/22/27†	897,750	898,266
CWGS Group LLC Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 06/03/28†	138,565	137,526
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 12/22/27†	895,500	894,828
Entercom Media Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 11/18/24†	161,940	160,665
	Par	Value
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 07/03/24†	$275,038	$272,671
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 11/30/23†	225,861	225,406
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 6M + 2.38%), 2.38%, 01/29/27†	380,000	442,375
Garda World Security Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.35%, 10/30/26†	405,369	407,829
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.15%, 12/30/26†	177,750	176,750
Global Medical Response, Inc. 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 5.75%, 10/02/25†	356,278	358,282
INEOS Styrolution Group GmbH 2026 Tranche B Euro Term Loan
0.00%, 01/29/26† Σ	450,000	530,098
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 03/01/27†	574,212	566,047
Mister Car Wash Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 05/14/26†	371,537	370,693
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.59%, 09/18/26†	103,529	103,421
Option Care Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.85%, 08/06/26†	581,150	582,240
Pactiv Evergreen, Inc. Tranche B-1 U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.85%, 02/05/23†	38,947	38,905
PPD, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 01/13/28†	498,750	498,790
Prime Security Services Borrower LLC 2021 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.75% Floor), 3.50%, 09/23/26†	405,876	405,972
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 02/04/27†	71,679	71,218

See Notes to Financial Statements.

	Par	Value
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 12/31/25†	$255,416	$ 252,989
Trans Union LLC 2019 Replacement Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 11/16/26†	76,111	75,688
U.S. Renal Care, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 5.13%, 06/26/26†	298,481	300,036
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 3.00%, 0.75% Floor), 3.75%, 04/29/26†	109,139	109,139
Univision Communications, Inc. 2020 Replacement First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 03/15/26†	532,541	534,370
Virgin Media Bristol LLC N Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 2.57%, 01/31/28†	370,000	367,097
Whatabrands LLC 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.83%, 07/31/26†	423,997	422,672
Total Loan Agreements (Cost $12,906,229)		12,903,617
MORTGAGE-BACKED SECURITIES — 5.4%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 2.24% on 07/25/21), 2.24%, 06/25/61 144A STEP	125,000	125,000
BANK, Series 2018-BNK15, Class B
4.81%, 11/15/61γ	260,000	298,796
CF Trust, Series 2019-MF1, Class E
(Floating, ICE LIBOR USD 1M + 2.20%, 3.20% Floor), 3.20%, 08/21/32 144A †	560,000	560,543
CIM Trust, Series 2021-NR2, Class A1
(Step to 5.57% on 03/26/24), 2.57%, 07/25/59 144A STEP	135,121	137,114
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	20,000	20,172
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	35,000	35,150
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 2.19%, 10/25/39 144A †	311,373	312,945
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.14%, 01/25/40 144A †	446,914	449,224
	Par	Value
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.87%, 09/15/40	$ 372	$ 371
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A γ	93,342	93,720
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	108,576
CSMC Trust, Series 2021-RPL4, Class A1
1.80%, 12/27/60 144A γ	142,883	143,969
CSMC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,252,215
CSMC, Series 2019-RIO, Class B
(Floating, ICE LIBOR USD 1M + 7.00%, 8.00% Floor), 8.00%, 12/15/21 144A †	1,120,000	1,072,822
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.85%), 2.94%, 11/25/29†	403,008	413,418
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.34%, 07/25/30†	1,905,514	1,933,912
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.55%, 2.55% Floor), 2.64%, 12/25/30†	1,202,664	1,225,492
Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.25%, 4.25% Floor), 4.34%, 01/25/31†	270,000	282,859
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	117,489	123,344
3.50%, 04/01/50	89,074	93,630
3.00%, 07/01/50	111,859	116,915
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 2.30%), 2.39%, 01/25/50 144A †	770,000	770,929
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 1.94%, 02/25/50 144A †	730,000	736,769
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.02%, 12/25/50 144A †	$ 310,000	$ 313,686
Federal Home Loan Mortgage Corporation STACR Trust, Series 2018-HQA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.30%), 2.39%, 10/25/48 144A †	1,110,000	1,121,320
Federal National Mortgage Association
3.00%, 08/01/46	121,083	127,076
3.00%, 12/01/47	364,940	382,442
3.50%, 08/01/49	214,335	225,242
4.00%, 08/01/49	210,933	224,798
3.50%, 09/01/49	371,578	391,159
4.00%, 10/01/49	294,292	313,634
3.00%, 03/01/50	209,399	219,520
3.00%, 05/01/50	251,727	263,067
3.00%, 07/01/50	73,810	77,309
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 5.04%, 07/25/29†	760,000	814,166
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-HQA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.65%), 2.74%, 12/25/29†	1,138,807	1,160,078
Government National Mortgage Association
4.50%, 08/20/48	139,046	149,696
5.00%, 01/20/49	97,869	105,664
2.50%, 07/01/51 TBA	865,000	895,207
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 4.07%, 09/15/31 144A †	1,590,000	510,884
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	45,000	47,411
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	24,588
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, ICE LIBOR USD 1M + 2.75%, 2.75% Floor), 2.82%, 05/15/38 144A †	780,000	783,471
Hilton USA Trust, Series 2016-HHV, Class D
4.33%, 11/05/38 144A γ	540,000	578,964
	Par	Value
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, 1.65% - ICE LIBOR USD 1M, 1.65% Floor, 11.50% Cap), 1.19%, 08/25/36†	$ 373,301	$ 375,220
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.72%, 02/15/51γ	2,485	2,293
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 8.43%, 06/15/35 144A †	1,500,000	597,596
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	120,000	128,805
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, ICE LIBOR USD 1M + 2.90%, 2.90% Floor), 3.01%, 02/27/24 144A †	183,319	185,182
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A γ	110,508	112,610
PRPM LLC, Series 2021-3, Class A1
(Step to 4.87% on 05/25/24), 1.87%, 04/25/26 144A STEP	97,006	98,292
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	100,000	100,620
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 2.71%, 12/27/33 144A †	440,000	441,363
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	440,000	447,429
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	591,539
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,235,783
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 2.47%, 05/15/38 144A †	760,000	764,822
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	100,000	100,241
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.45%, 08/15/50γ	410,000	423,022

See Notes to Financial Statements.

	Par	Value
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	$ 270,000	$ 306,002
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC
4.97%, 05/10/63 144A γ	123,000	116,168
Uniform Mortgage Backed Securities
2.00%, 07/01/36 TBA	1,385,000	1,428,633
2.00%, 07/01/51 TBA	750,000	757,324
2.50%, 07/01/51 TBA	5,165,000	5,342,547
3.00%, 07/01/51 TBA	530,000	552,494
VOLT XCIII LLC, Series 2021-NPL2, Class A1
(Step to 4.89% on 02/25/24), 1.89%, 02/27/51 144A STEP	82,242	82,230
VOLT XCIV LLC, Series 2021-NPL3, Class A1
(Step to 5.24% on 02/25/24), 2.24%, 02/27/51 144A STEP	69,641	69,779
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	102,642	104,117
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.43%, 07/15/46† γ	25,000	25,146
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	24,872
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class AS
3.84%, 04/15/45	25,000	25,332
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS
4.09%, 06/15/45	45,000	45,588
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C
4.96%, 06/15/45γ	40,000	30,970
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.65%, 08/15/46γ	35,000	35,024
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	35,000	36,781
Total Mortgage-Backed Securities (Cost $35,449,267)		33,625,091

	Number of Contracts	Notional Amount
PURCHASED OPTION — 0.0%
Put Option — 0.0%
Euro Bund 07/2021, Strike Price $171.00, Expires 07/23/21 (CITI) (Premiums paid $1,835)	5	$1,022,650	1,008

	Par	Value
U.S. TREASURY OBLIGATIONS — 22.4%
U.S. Treasury Bonds
3.50%, 02/15/39	$ 3,540,000	$ 4,429,287
4.25%, 05/15/39	30,000	41,064
3.88%, 08/15/40	20,000	26,303
2.75%, 08/15/42	90,000	101,450
2.88%, 05/15/43Δ	2,045,000	2,352,549
3.00%, 05/15/45	250,000	294,902
3.00%, 11/15/45	920,000	1,088,008
2.50%, 05/15/46Δ	820,000	888,611
2.25%, 08/15/46	960,000	992,925
2.88%, 11/15/46	1,520,000	1,764,625
3.00%, 05/15/47	60,000	71,365
2.75%, 08/15/47	90,000	102,403
3.13%, 05/15/48	40,000	48,795
3.00%, 08/15/48	630,000	752,407
3.38%, 11/15/48	770,000	983,434
1.25%, 05/15/50Δ	50,000	40,842
1.38%, 08/15/50Δ	3,730,000	3,145,585
		17,124,555
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	10,635,098	10,909,883
2.13%, 02/15/40	426,268	636,203
1.38%, 02/15/44	1,313,156	1,814,795
0.26%, 02/15/50	652,329	739,890
		14,100,771
U.S. Treasury Notes
1.50%, 10/31/21	1,000,000	1,004,806
1.50%, 11/30/21	3,630,000	3,651,771
1.88%, 01/31/22	710,000	717,537
2.00%, 02/15/22	90,000	91,093
1.63%, 08/15/22Δ	23,540,000	23,944,134
0.13%, 12/31/22Δ	2,310,000	2,308,466
0.13%, 02/28/23	1,795,000	1,792,967
2.88%, 10/31/23	2,975,000	3,152,222
2.75%, 02/15/24Δ	5,655,000	6,007,112
2.38%, 02/29/24	10,000	10,529
1.50%, 10/31/24	570,000	588,280
2.25%, 11/15/24	20,520,000	21,697,495
2.00%, 02/15/25	70,000	73,511
2.88%, 05/31/25	315,000	342,033
0.38%, 11/30/25	26,242,000	25,773,539
1.63%, 02/15/26	6,460,000	6,697,960
1.63%, 05/15/26	340,000	352,511
2.00%, 11/15/26	870,000	918,360
0.88%, 11/15/30Δ	8,550,000	8,131,851
		107,256,177
Total U.S. Treasury Obligations (Cost $134,648,737)		138,481,503

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
COMMON STOCKS — 0.3%
Communication Services — 0.1%
Comcast Corporation Class A	492	$ 28,054
T-Mobile US, Inc.*	3,162	457,952
		486,006
Consumer Discretionary — 0.0%
Home Depot, Inc. (The)	93	29,657
Starbucks Corporation	257	28,736
		58,393
Consumer Staples — 0.0%
Coca-Cola Co. (The)	527	28,516
Procter & Gamble Co. (The)	207	27,931
Walmart, Inc.	206	29,050
		85,497
Energy — 0.0%
Berry Corporation	2,492	16,746
Chevron Corporation	263	27,547
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	27,864
Southwestern Energy Co.Δ *	13,299	75,405
Whiting Petroleum Corporation*	1,754	95,681
Williams Cos., Inc. (The)	1,136	30,161
		273,404
Financials — 0.0%
BlackRock, Inc.	38	33,249
Morgan Stanley	345	31,633
Progressive Corporation (The)	293	28,776
		93,658
Health Care — 0.1%
Abbott Laboratories	232	26,896
Anthem, Inc.	75	28,635
Bristol-Myers Squibb Co.	6,999	467,673
Johnson & Johnson	170	28,006
UnitedHealth Group, Inc.	74	29,632
		580,842
Industrials — 0.0%
Deere & Co.	75	26,453
Lockheed Martin Corporation	77	29,133
Union Pacific Corporation	127	27,931
United Parcel Service, Inc. Class B	169	35,147
		118,664
Information Technology — 0.1%
Apple, Inc.	229	31,364
Automatic Data Processing, Inc.	147	29,197
Cisco Systems, Inc.	545	28,885
Corning, Inc.	3,787	154,888
	Shares	Value
Microsoft Corporation	119	$ 32,237
		276,571
Materials — 0.0%
Newmont Corporation	461	29,218
Real Estate — 0.0%
American Tower Corporation REIT	121	32,687
Utilities — 0.0%
Duke Energy Corporation	290	28,629
NextEra Energy, Inc.	376	27,553
		56,182
Total Common Stocks (Cost $4,700,023)		2,091,122
FOREIGN COMMON STOCK — 0.0%
Ireland — 0.0%
Accenture PLC Class A (Cost $26,750)	102	30,069
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	387	547,992
Boston Scientific Corporation
5.50%, 06/01/23 CONV	517	60,003
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	2,799	140,650
Wells Fargo & Co.
7.50%, 02/27/20 CONV	69	105,308
Total Preferred Stocks (Cost $648,514)		853,953
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, 06/01/24 CONV * (Cost $128,000)	1,280	134,016
MUTUAL FUNDS — 1.7%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $10,770,775)	332,000	10,418,160
MONEY MARKET FUNDS — 7.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	35,151,985	35,151,985

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø §	8,964,287	$ 8,964,287
Total Money Market Funds (Cost $44,116,272)		44,116,272
TOTAL INVESTMENTS —100.9% (Cost $610,844,111)		624,982,393
Liabilities in Excess of Other Assets — (0.9)%		(5,812,329)
NET ASSETS — 100.0%		$619,170,064
PORTFOLIO SUMMARY (based on net assets)
%
Foreign Bonds	39.0
U.S. Treasury Obligations	22.4
Corporate Bonds	20.8
Money Market Funds	7.1
Mortgage-Backed Securities	5.4
Loan Agreements	2.1
Asset-Backed Securities	1.9
Mutual Funds	1.7
Financials	0.1
Health Care	0.1
Communication Services	0.1
Energy	0.1
Information Technology	0.1
Industrials	—**
Consumer Staples	—**
Consumer Discretionary	—**
Utilities	—**
Real Estate	—**
Materials	—**
Purchased Option	—**
100.9
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	09/2021	13	$ 3,132,894	$ 50,620
Euro-Bobl	09/2021	(19)	(3,022,299)	(2,131)
Euro-Bund	09/2021	(9)	(1,842,051)	(10,105)
Euro-OAT	09/2021	(1)	(188,582)	(748)
Euro-Schatz	09/2021	98	13,031,062	(2,547)
10-Year Japanese E-Mini	09/2021	168	22,949,440	52,695
10-Year Commonwealth Treasury Bond	09/2021	39	4,129,503	(851)
10-Year Bond	09/2021	13	1,526,105	18,152
10-Year U.S. Treasury Note	09/2021	(5)	(662,500)	(5,667)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	09/2021	(5)	$ (803,750)	$ (26,669)
Ultra 10-Year U.S. Treasury Note	09/2021	(125)	(18,400,391)	(322,266)
Ultra Long U.S. Treasury Bond	09/2021	(31)	(5,973,313)	(257,850)
Long GILT	09/2021	28	4,961,621	32,000
2-Year U.S. Treasury Note	09/2021	274	60,367,766	(104,765)
5-Year U.S. Treasury Note	09/2021	(328)	(40,484,937)	137,586
90-Day Eurodollar	12/2021	(146)	(36,425,175)	(9,125)
90-Day Eurodollar	12/2023	146	36,089,375	(175,200)
Total Futures Contracts outstanding at June 30, 2021			$ 38,384,768	$(626,871)
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/21	U.S. Dollars	274,292,206	Euro	228,767,464	SS	$2,921,043
07/19/21	Brazilian Reals	29,815,221	U.S. Dollars	5,255,888	CITI	726,205
07/19/21	Brazilian Reals	24,380,706	U.S. Dollars	4,312,536	SS	579,181
07/19/21	U.S. Dollars	26,825,184	Euro	22,238,940	CITI	444,654
07/19/21	U.S. Dollars	16,897,961	Japanese Yen	1,835,805,151	SS	370,652
07/19/21	U.S. Dollars	8,508,780	Australian Dollars	10,972,753	SC	278,929
07/19/21	U.S. Dollars	8,516,233	Japanese Yen	924,546,411	CITI	192,765
07/19/21	U.S. Dollars	18,435,886	Euro	15,384,906	UBS	185,828
07/19/21	Russian Rubles	221,488,695	U.S. Dollars	2,870,082	SS	148,646
07/19/21	U.S. Dollars	6,719,406	New Zealand Dollars	9,405,560	SC	145,217
07/19/21	U.S. Dollars	5,111,394	Norwegian Kroner	42,772,505	SS	143,212
07/19/21	Russian Rubles	209,450,915	U.S. Dollars	2,722,227	SC	132,435
07/19/21	U.S. Dollars	4,086,426	New Zealand Dollars	5,681,886	CITI	114,967
07/19/21	Canadian Dollars	12,510,054	U.S. Dollars	9,983,589	SC	108,316
07/19/21	U.S. Dollars	5,627,235	Swedish Kronor	47,240,467	SC	106,262
07/19/21	U.S. Dollars	3,102,704	Australian Dollars	4,006,989	RBC	97,358
07/19/21	U.S. Dollars	3,718,768	Canadian Dollars	4,503,079	CITI	86,118
07/19/21	Canadian Dollars	10,539,602	U.S. Dollars	8,418,440	CITI	83,895
07/19/21	U.S. Dollars	12,827,063	Swiss Francs	11,791,367	SC	76,448
07/19/21	U.S. Dollars	3,547,238	Japanese Yen	387,878,336	SC	55,263
07/19/21	U.S. Dollars	3,241,295	Swiss Francs	2,948,679	SS	52,736
07/19/21	U.S. Dollars	4,943,178	Euro	4,123,821	RBC	51,372
07/19/21	U.S. Dollars	1,409,302	Turkish Lira	11,970,755	RBC	48,397
07/19/21	Russian Rubles	57,410,000	U.S. Dollars	734,340	CITI	48,116
07/19/21	Canadian Dollars	5,068,458	U.S. Dollars	4,044,388	SS	44,356
07/19/21	Russian Rubles	48,310,000	U.S. Dollars	616,440	GSC	41,990
07/19/21	Chinese Offshore Yuan	17,335,926	U.S. Dollars	2,637,626	SS	40,358
07/19/21	U.S. Dollars	1,550,954	British Pounds	1,093,657	CITI	38,007
07/19/21	U.S. Dollars	827,160	Chilean Pesos	580,293,801	CITI	37,363
07/19/21	Brazilian Reals	1,463,136	U.S. Dollars	258,619	RBC	34,943
07/19/21	British Pounds	8,558,473	U.S. Dollars	11,806,631	SC	33,010
07/19/21	British Pounds	8,079,034	U.S. Dollars	11,143,443	SS	32,950
07/19/21	U.S. Dollars	1,108,530	Norwegian Kroner	9,275,542	SC	31,142
07/19/21	British Pounds	1,750,000	Euro	2,014,828	CITI	30,867
07/19/21	U.S. Dollars	6,098,505	Swiss Francs	5,612,131	RBC	29,818
07/19/21	U.S. Dollars	732,046	Norwegian Kroner	6,047,767	BNP	29,576
07/19/21	U.S. Dollars	1,523,489	Euro	1,259,399	SC	29,550

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/21	U.S. Dollars	2,177,452	Swedish Kronor	18,379,978	BNP	$ 29,392
07/19/21	U.S. Dollars	1,062,094	Norwegian Kroner	8,916,706	UBS	26,386
07/19/21	U.S. Dollars	1,084,218	Swedish Kronor	9,058,316	CITI	25,576
07/19/21	U.S. Dollars	758,476	Japanese Yen	81,810,779	BNP	21,954
07/19/21	U.S. Dollars	3,150,874	Canadian Dollars	3,878,934	SS	21,724
07/19/21	U.S. Dollars	759,377	New Zealand Dollars	1,055,780	SS	21,420
07/19/21	U.S. Dollars	760,771	Japanese Yen	82,137,139	RBC	21,310
07/19/21	U.S. Dollars	1,505,504	Canadian Dollars	1,841,544	SC	19,923
07/19/21	U.S. Dollars	672,348	Euro	550,000	GSC	19,920
07/19/21	Mexican Pesos	25,598,581	U.S. Dollars	1,261,558	BNP	19,529
07/19/21	Hungarian Forint	350,737,359	U.S. Dollars	1,165,976	SS	17,233
07/19/21	U.S. Dollars	779,249	British Pounds	553,459	BNP	13,604
07/19/21	U.S. Dollars	425,484	Australian Dollars	549,881	CITI	13,059
07/19/21	U.S. Dollars	1,528,162	Czech Republic Koruna	32,596,713	BNP	12,664
07/19/21	U.S. Dollars	535,636	Euro	442,944	BNP	10,202
07/19/21	U.S. Dollars	687,261	Swiss Francs	626,810	BNP	9,459
07/19/21	U.S. Dollars	796,223	South Korean Won	888,704,795	RBC	8,819
07/19/21	U.S. Dollars	698,945	British Pounds	498,903	SS	8,772
07/19/21	U.S. Dollars	369,711	New Zealand Dollars	516,418	RBC	8,752
07/19/21	British Pounds	819,249	U.S. Dollars	1,125,726	GSC	7,609
07/19/21	U.S. Dollars	246,309	New Zealand Dollars	342,059	BNP	7,220
07/19/21	Mexican Pesos	17,585,373	U.S. Dollars	874,617	CITI	5,448
07/19/21	U.S. Dollars	1,154,828	Swiss Francs	1,062,973	UBS	5,380
07/19/21	U.S. Dollars	381,763	South Korean Won	425,811,131	CITI	4,489
07/19/21	Czech Republic Koruna	16,304,593	U.S. Dollars	753,758	CITI	4,281
07/19/21	Czech Republic Koruna	14,803,830	U.S. Dollars	684,119	SC	4,146
07/19/21	U.S. Dollars	1,944,897	Polish Zloty	7,399,433	SS	4,126
07/19/21	Mexican Pesos	11,128,938	U.S. Dollars	552,928	RBC	4,023
07/19/21	U.S. Dollars	447,658	Polish Zloty	1,691,937	SC	3,886
07/19/21	U.S. Dollars	345,976	South Korean Won	386,247,149	SS	3,756
07/19/21	U.S. Dollars	480,141	Swiss Francs	440,834	CITI	3,444
07/19/21	U.S. Dollars	123,999	Swedish Kronor	1,041,225	SS	2,312
07/19/21	U.S. Dollars	161,613	Swedish Kronor	1,365,893	RBC	1,982
07/19/21	Hungarian Forint	36,669,187	U.S. Dollars	121,902	RBC	1,801
07/19/21	U.S. Dollars	791,629	Canadian Dollars	979,914	BNP	1,129
07/19/21	South African Rand	11,639,916	U.S. Dollars	812,267	SC	880
07/19/21	U.S. Dollars	369,263	Czech Republic Koruna	7,924,067	SC	854
07/19/21	British Pounds	42,915	Euro	49,355	SC	822
07/19/21	Czech Republic Koruna	2,300,136	U.S. Dollars	106,123	RBC	815
07/19/21	U.S. Dollars	773,103	Mexican Pesos	15,444,667	CITI	171
07/19/21	South African Rand	1,403	U.S. Dollars	98	RBC	—*
Subtotal Appreciation						$8,050,217
07/19/21	Chilean Pesos	1,696	U.S. Dollars	2	SC	$ —*
07/19/21	U.S. Dollars	246,682	Canadian Dollars	305,936	SC	(118)
07/19/21	Polish Zloty	271,586	U.S. Dollars	71,460	SC	(227)
07/19/21	Polish Zloty	388,709	U.S. Dollars	102,268	CITI	(315)
07/19/21	U.S. Dollars	750,833	South African Rand	10,753,173	BNP	(367)
07/19/21	Czech Republic Koruna	2,513,323	U.S. Dollars	117,423	SC	(572)
07/19/21	Australian Dollars	24,424	U.S. Dollars	18,942	SC	(624)
07/19/21	U.S. Dollars	499,447	British Pounds	362,081	CITI	(1,449)
07/19/21	Canadian Dollars	280,000	U.S. Dollars	227,390	SC	(1,513)
07/19/21	U.S. Dollars	81,846	Mexican Pesos	1,667,393	CITI	(1,600)
07/19/21	Euro	130,352	British Pounds	113,248	SS	(2,038)
07/19/21	U.S. Dollars	734,167	South African Rand	10,538,726	SS	(2,052)
07/19/21	U.S. Dollars	812,047	Swedish Kronor	6,966,503	CITI	(2,125)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/21	Polish Zloty	3,706,086	U.S. Dollars	974,515	RBC	$ (2,459)
07/19/21	U.S. Dollars	413,276	Mexican Pesos	8,317,078	SS	(2,954)
07/19/21	Polish Zloty	6,302,810	U.S. Dollars	1,656,656	SS	(3,514)
07/19/21	U.S. Dollars	738,035	Mexican Pesos	14,845,042	SC	(4,889)
07/19/21	British Pounds	500,000	U.S. Dollars	696,870	RBC	(5,178)
07/19/21	British Pounds	548,006	U.S. Dollars	763,593	BNP	(5,491)
07/19/21	U.S. Dollars	1,657,755	British Pounds	1,202,559	RBC	(5,844)
07/19/21	Euro	795,419	Polish Zloty	3,620,000	CITI	(5,926)
07/19/21	British Pounds	1,001,313	U.S. Dollars	1,391,149	SS	(5,951)
07/19/21	U.S. Dollars	148,562	Russian Rubles	11,352,035	SS	(6,158)
07/19/21	Euro	493,234	U.S. Dollars	591,992	RBC	(6,902)
07/19/21	Swedish Kronor	4,255,919	U.S. Dollars	504,538	SC	(7,150)
07/19/21	Swiss Francs	602,968	U.S. Dollars	659,399	BNP	(7,379)
07/19/21	Polish Zloty	1,433,443	U.S. Dollars	383,486	BNP	(7,514)
07/19/21	Indian Rupees	301,423,535	U.S. Dollars	4,052,753	CITI	(7,819)
07/19/21	U.S. Dollars	568,732	Hungarian Forint	170,955,840	SC	(7,985)
07/19/21	U.S. Dollars	84,848	Brazilian Reals	462,974	SS	(8,042)
07/19/21	Swiss Francs	1,780,505	U.S. Dollars	1,934,675	SC	(9,323)
07/19/21	U.S. Dollars	747,936	Canadian Dollars	938,880	RBC	(9,462)
07/19/21	South Korean Won	1,197,202,695	U.S. Dollars	1,072,685	SC	(11,948)
07/19/21	U.S. Dollars	749,595	Russian Rubles	55,877,791	SC	(11,979)
07/19/21	Swiss Francs	1,479,074	U.S. Dollars	1,613,239	CITI	(13,840)
07/19/21	South African Rand	5,588,650	U.S. Dollars	404,448	BNP	(14,033)
07/19/21	British Pounds	2,026,437	U.S. Dollars	2,817,925	SC	(14,587)
07/19/21	Norwegian Kroner	8,423,533	U.S. Dollars	994,920	BNP	(16,496)
07/19/21	Japanese Yen	115,825,811	U.S. Dollars	1,060,955	UBS	(18,203)
07/19/21	Swedish Kronor	6,412,773	U.S. Dollars	767,665	BNP	(18,207)
07/19/21	British Pounds	998,394	U.S. Dollars	1,401,525	CITI	(20,365)
07/19/21	Australian Dollars	981,207	U.S. Dollars	759,159	RBC	(23,228)
07/19/21	New Zealand Dollars	1,495,012	U.S. Dollars	1,069,785	SC	(24,819)
07/19/21	Japanese Yen	123,596,044	U.S. Dollars	1,141,852	BNP	(29,147)
07/19/21	U.S. Dollars	1,943,910	Chinese Offshore Yuan	12,779,067	SC	(30,148)
07/19/21	Euro	1,901,992	U.S. Dollars	2,287,003	BNP	(30,800)
07/19/21	Swedish Kronor	22,552,623	U.S. Dollars	2,667,742	SS	(32,027)
07/19/21	U.S. Dollars	357,682	Brazilian Reals	1,943,035	BNP	(32,167)
07/19/21	British Pounds	1,200,000	U.S. Dollars	1,693,295	GSC	(33,236)
07/19/21	Chilean Pesos	580,284,121	U.S. Dollars	826,086	RBC	(36,303)
07/19/21	Swiss Francs	5,715,056	U.S. Dollars	6,220,445	SS	(40,460)
07/19/21	South Korean Won	3,925,316,069	U.S. Dollars	3,529,710	CITI	(51,829)
07/19/21	Swedish Kronor	26,035,389	U.S. Dollars	3,095,389	CITI	(52,644)
07/19/21	New Zealand Dollars	2,791,007	U.S. Dollars	2,007,493	CITI	(56,667)
07/19/21	Turkish Lira	11,918,698	U.S. Dollars	1,414,849	SS	(59,862)
07/19/21	Norwegian Kroner	25,615,592	U.S. Dollars	3,040,699	SC	(65,356)
07/19/21	U.S. Dollars	2,471,299	South African Rand	36,380,000	CITI	(70,151)
07/19/21	Australian Dollars	3,089,944	U.S. Dollars	2,397,764	BNP	(80,226)
07/19/21	U.S. Dollars	28,539,388	British Pounds	20,691,151	SS	(84,388)
07/19/21	Australian Dollars	4,746,241	U.S. Dollars	3,647,263	CITI	(87,459)
07/19/21	Japanese Yen	490,560,387	U.S. Dollars	4,508,048	SS	(91,652)
07/19/21	U.S. Dollars	2,458,230	Russian Rubles	189,775,390	CITI	(128,269)
07/19/21	Norwegian Kroner	43,623,989	U.S. Dollars	5,197,476	RBC	(130,392)
07/19/21	Norwegian Kroner	35,418,590	U.S. Dollars	4,249,714	CITI	(135,715)
07/19/21	U.S. Dollars	12,479,880	Canadian Dollars	15,643,754	SS	(139,993)
07/19/21	Japanese Yen	742,299,892	U.S. Dollars	6,831,557	RBC	(148,811)
07/19/21	New Zealand Dollars	9,380,502	U.S. Dollars	6,721,880	SS	(165,206)
07/19/21	U.S. Dollars	3,072,930	Brazilian Reals	16,399,000	GSC	(217,346)
07/19/21	U.S. Dollars	2,049,601	Brazilian Reals	11,616,521	CITI	(281,125)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
07/19/21	Australian Dollars	11,902,147	U.S. Dollars	9,224,488	SS	$ (297,568)
07/19/21	Japanese Yen	1,805,993,421	U.S. Dollars	16,629,409	SC	(370,486)
07/19/21	Euro	32,971,835	U.S. Dollars	39,539,573	SS	(427,346)
07/19/21	U.S. Dollars	3,376,746	Brazilian Reals	19,102,452	SC	(455,949)
07/19/21	Euro	56,694,156	U.S. Dollars	67,710,248	CITI	(457,855)
07/19/21	Euro	49,072,665	U.S. Dollars	58,804,265	UBS	(592,726)
07/19/21	Japanese Yen	4,358,516,347	U.S. Dollars	39,963,387	CITI	(724,719)
07/19/21	Euro	140,157,946	U.S. Dollars	168,142,394	SC	(1,882,628)
Subtotal Depreciation						$(7,841,301)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$ 208,916
* Amount rounds to less than one dollar.
Swap Agreements outstanding at June 30, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
iTraxx Europe & Crossover Series 35 (Pay Quarterly)	(5.00)%	12/20/2025	EUR	13,999,719	$(2,141,163)	$(1,964,124)	$(177,039)
					$(2,141,163)	$(1,964,124)	$(177,039)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 11,577,404	$ —	$ 11,577,404	$ —
Common Stocks:
Energy	273,404	245,540	—	27,864
Other ^^	1,817,718	1,817,718	—	—
Total Common Stocks	2,091,122	2,063,258	—	27,864
Corporate Bonds	128,912,553	—	128,912,553	—
Foreign Bonds:
France	9,452,575	—	9,205,446	247,129
Germany	15,306,483	—	14,988,415	318,068
Italy	13,440,517	—	13,343,329	97,188
Other ^^	203,638,050	—	203,638,050	—
Total Foreign Bonds	241,837,625	—	241,175,240	662,385
Foreign Common Stock	30,069	30,069	—	—
Foreign Preferred Stock	134,016	134,016	—	—
Loan Agreements	12,903,617	—	12,903,617	—
Money Market Funds	44,116,272	44,116,272	—	—
Mortgage-Backed Securities	33,625,091	—	33,625,091	—
Mutual Funds	10,418,160	10,418,160	—	—
Preferred Stocks	853,953	853,953	—	—
Purchased Option:
Put Option	1,008	1,008	—	—
U.S. Treasury Obligations	138,481,503	—	138,481,503	—
Total Assets - Investments in Securities	$624,982,393	$57,616,736	$566,675,408	$690,249
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 8,050,217	$ —	$ 8,050,217	$ —
Futures Contracts	291,053	291,053	—	—
Total Assets - Other Financial Instruments	$ 8,341,270	$ 291,053	$ 8,050,217	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (7,841,301)	$ —	$ (7,841,301)	$ —
Futures Contracts	(917,924)	(917,924)	—	—
Swap Agreements	(177,039)	—	(177,039)	—
Total Liabilities - Other Financial Instruments	$ (8,936,264)	$ (917,924)	$ (8,018,340)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,289,128,195	$1,036,079,796
Investments in repurchase agreements, at value	551,000,000	76,700,000
Investments in securities of affiliated issuers, at value	—	21,666,713
Total investments, at value(1), (2)	1,840,128,195	1,134,446,509
Cash collateral for derivatives	—	1,980,623
Deposits with broker for futures contracts	—	1,734,770
Foreign currency(3)	—	820,270
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends and reclaims	—	1,039
Interest	100,573	2,978,421
Securities lending	—	5,678
From advisor	60,712	—
Investment securities sold	—	3,129,858
Fund shares sold	10,744,936	1,276,598
Variation margin on futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	2,122,962
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	71,660	43,161
Total Assets	1,851,106,076	1,148,539,889
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	31,444
Upfront premiums received from swap agreements	—	1,053,959
Unrealized depreciation on foreign currency exchange contracts	—	41,094
Unrealized depreciation on swap agreements	—	3,477
Collateral held for securities on loan, at value	—	6,224,173
Collateral from counterparty	—	1,286,131
Payables:
Investment securities purchased	139,204,480	51,039,992
Fund shares redeemed	12,064,883	419,306
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	134,030
Accrued expenses:
Investment advisory fees	—	257,514
Shareholder servicing fees	94,576	49,600
Trustee fees	8,913	3,500
Other expenses	212,888	244,976
Total Liabilities	151,585,740	60,789,196
Net Assets	$1,699,520,336	$1,087,750,693
Net Assets Consist of:
Paid-in-capital	$1,699,476,819	$1,076,895,385
Distributable earnings (loss)	43,517	10,855,308
Net Assets	$1,699,520,336	$1,087,750,693
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,258,903,694	$ 846,485,339
Institutional shares outstanding	1,258,879,506	62,059,544
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.64
Net assets applicable to the Investor Class	$ 440,616,642	$ 241,265,354
Investor shares outstanding	440,562,877	17,707,478
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.63

(1)Investments in securities of unaffiliated issuers, at cost	$1,289,128,195	$1,027,558,294
Investments in repurchase agreements, at cost	551,000,000	76,700,000
Investments in securities of affiliated issuers, at cost	—	21,666,713
Total investments, at cost	$1,840,128,195	$1,125,925,007
(2)Includes securities loaned of:	$ —	$ 92,532,256
(3)Foreign currency, at cost	$ —	$ 823,763
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 58,144

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$2,169,414,496	$589,830,408
316,000,000	—
274,047,701	35,151,985
2,759,462,197	624,982,393
22,493,587	4,822,679
3,458,028	1,612,890
4,712,376	7,673,701
4,693,002	—

103,905	66,400
11,155,692	4,682,354
13,549	5,599
—	—
233,772,124	4,439,051
928,947	144,981
571,270	—
3,426,871	8,050,217
5,156	—
66,006	23,689
3,044,862,710	656,503,954

—	2,122,224
76,836,834	—
437,891	—
578,201	1,964,124
1,004,780	7,841,301
5,353	—
6,892,790	8,964,287
14,386,888	2,737,039

507,839,798	13,107,524
377,086	75,498
843,372	—
—	74,195

621,790	238,681
93,616	24,174
4,001	2,017
590,911	182,826
610,513,311	37,333,890
$2,434,349,399	$619,170,064

$2,393,179,724	$604,298,664
41,169,675	14,871,400
$2,434,349,399	$619,170,064

$1,977,118,795	$501,700,434
129,808,229	49,293,203
$ 15.23	$ 10.18
$ 457,230,604	$117,469,630
30,013,701	11,588,672
$ 15.23	$ 10.14

$2,121,366,146	$575,692,126
316,000,000	—
274,047,701	35,151,985
$2,711,413,847	$610,844,111
$ 182,313,843	$ 60,611,909
$ 4,645,434	$ 7,679,658
$ 77,060,511	$ —
$ 416,666	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ —
Interest	690,839	6,353,878
Securities lending, net	—	32,750
Less foreign taxes withheld	—	(5,462)
Total Investment Income	690,839	6,381,166
Expenses
Investment advisory fees	962,677	1,540,085
Transfer agent fees:
Institutional shares	2,296	2,427
Investor shares	20,190	9,958
Custodian fees	9,197	63,810
Shareholder servicing fees:
Investor shares	600,714	300,588
Accounting and administration fees	165,905	111,524
Professional fees	39,374	49,459
Shareholder reporting fees:
Institutional shares	389	361
Investor shares	5,908	2,038
Trustees expenses	8,714	3,448
Line of credit facility fees	3,798	1,579
Other expenses	65,122	45,255
Total Expenses	1,884,284	2,130,532
Expenses waived/reimbursed(1)	(1,193,445)	—
Net Expenses	690,839	2,130,532
Net Investment Income	—	4,250,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	1,588	2,331,537
Investment securities sold short	—	(1,547)
Futures transactions	—	1,583,242
Swap agreements	—	(75,306)
Option contracts written	—	126,554
Option contracts purchased	—	(8,539)
Forward foreign currency contracts	—	(3,205,290)
Foreign currency	—	(297,079)
Net realized gain (loss)	1,588	453,572
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(7,217,901)
Investment securities sold short	—	—
Futures	—	(1,442,502)
Swap agreements	—	1,142,134
Option contracts written	—	8,007
Option contracts purchased	—	1,458
Forward foreign currency contracts	—	4,140,152
Foreign currency	—	(70,334)
Net change in unrealized appreciation (depreciation)	—	(3,438,986)
Net Realized and Unrealized Gain (Loss)	1,588	(2,985,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,588	$ 1,265,220

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$ 56	$ 259,521
22,393,668	9,615,425
75,513	54,541
(1,339)	(12,302)
22,467,898	9,917,185

3,613,464	1,395,985

2,532	2,371
23,431	13,196
200,595	80,070

555,960	145,408
243,917	62,538
48,792	48,509

400	314
2,370	1,691
3,958	1,982
2,080	912
70,996	43,080
4,768,495	1,796,056
—	—
4,768,495	1,796,056
17,699,403	8,121,129

(4,995,051)	4,317,622
607,508	—
(8,425,804)	3,708,168
(312,724)	(291,474)
2,076,059	—
(1,527,369)	(208,315)
(751,306)	(5,585,977)
(268,945)	42,205
(13,597,632)	1,982,229

(51,531,018)	(17,025,010)
299,420	—
924,191	(831,114)
(663,511)	(177,039)
(223,735)	—
(254,769)	(827)
3,831,303	2,653,706
(85,937)	(31,458)
(47,704,056)	(15,411,742)
(61,301,688)	(13,429,513)
$(43,602,285)	$ (5,308,384)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20
	(Unaudited)
Operations:
Net investment income	$ —	$ 5,470,866
Net realized gain (loss) on investment securities, foreign currency and derivatives	1,588	14,329
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	1,588	5,485,195
Distributions to Shareholders:
Institutional shares	—	(4,317,024)
Investor shares	—	(1,153,842)
Total distributions	—	(5,470,866)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	3,283,954,563	6,163,830,444
Investor shares	260,827,423	592,641,013
Reinvestment of dividends and distributions
Institutional shares	—	956,522
Investor shares	—	1,146,594
Total proceeds from shares sold and reinvested	3,544,781,986	6,758,574,573
Value of shares redeemed
Institutional shares	(3,193,195,852)	(5,900,852,959)
Investor shares	(295,292,256)	(510,679,541)
Total value of shares redeemed	(3,488,488,108)	(6,411,532,500)
Net increase from capital share transactions(1)	56,293,878	347,042,073
Total increase in net assets	56,295,466	347,056,402
Net Assets:
Beginning of Period	1,643,224,870	1,296,168,468
End of Period	$ 1,699,520,336	$ 1,643,224,870

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/21	12/31/20	06/30/21	12/31/20
(Unaudited)		(Unaudited)

$ 4,250,634	$ 13,748,439	$ 17,699,403	$ 38,500,778
453,572	11,196,237	(13,597,632)	68,842,443
(3,438,986)	7,711,659	(47,704,056)	52,899,798
1,265,220	32,656,335	(43,602,285)	160,243,019

—	(13,268,366)	(14,826,266)	(75,595,690)
—	(3,506,890)	(2,954,949)	(17,458,099)
—	(16,775,256)	(17,781,215)	(93,053,789)

98,807,738	176,339,136	366,206,394	364,783,068
32,521,870	89,879,934	90,836,001	178,590,044

—	13,190,460	14,744,452	75,272,959
—	3,502,365	2,881,299	17,182,553
131,329,608	282,911,895	474,668,146	635,828,624

(75,640,231)	(141,363,518)	(49,539,175)	(277,633,544)
(31,964,776)	(89,372,346)	(45,360,550)	(93,617,926)
(107,605,007)	(230,735,864)	(94,899,725)	(371,251,470)
23,724,601	52,176,031	379,768,421	264,577,154
24,989,821	68,057,110	318,384,921	331,766,384

1,062,760,872	994,703,762	2,115,964,478	1,784,198,094
$1,087,750,693	$1,062,760,872	$2,434,349,399	$2,115,964,478
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund
	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20
	(Unaudited)
Operations:
Net investment income	$ 8,121,129	$ 17,127,875
Net realized gain (loss) on investment securities, foreign currency and derivatives	1,982,229	(6,807,750)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(15,411,742)	20,298,840
Net increase (decrease) in net assets resulting from operations	(5,308,384)	30,618,965
Distributions to Shareholders:
Institutional shares	(4,683,969)	(7,088,527)
Investor shares	(1,066,988)	(1,604,868)
Total distributions	(5,750,957)	(8,693,395)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	57,068,601	46,411,542
Investor shares	16,225,176	36,929,960
Reinvestment of dividends and distributions
Institutional shares	4,679,322	7,083,831
Investor shares	1,039,857	1,575,516
Total proceeds from shares sold and reinvested	79,012,956	92,000,849
Value of shares redeemed
Institutional shares	(12,172,727)	(98,572,205)
Investor shares	(15,409,922)	(46,644,841)
Total value of shares redeemed	(27,582,649)	(145,217,046)
Net increase (decrease) from capital share transactions(1)	51,430,307	(53,216,197)
Total increase (decrease) in net assets	40,370,966	(31,290,627)
Net Assets:
Beginning of Period	578,799,098	610,089,725
End of Period	$619,170,064	$ 578,799,098

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2021(1)	$ 1.00	$ —	$ —†	$ —†	$ —	$ —	$ —	$ 1.00	—%	$1,258,904	0.08%	0.14%	—%	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
Investor Class
2021(1)	$ 1.00	$ —	$ —†	$ —†	$ —	$ —	$ —	$ 1.00	—%	$ 440,616	0.08%	0.41%	—%	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A

Low-Duration Bond Fund
Institutional Class
2021(1)	$13.62	$0.06	$(0.04)	$ 0.02	$ —	$ —	$ —	$13.64	0.15%	$ 846,485	0.34%	0.34%	0.86%	73%
2020	13.40	0.19	0.26	0.45	(0.23)	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05(2)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
Investor Class
2021(1)	$13.62	$0.04	$(0.03)	$ 0.01	$ —	$ —	$ —	$13.63	0.07%	$ 241,266	0.61%	0.61%	0.60%	73%
2020	13.40	0.16	0.26	0.42	(0.20)	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03(2)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398

Medium-Duration Bond Fund
Institutional Class
2021(1)	$15.65	$0.12	$(0.43)	$(0.31)	$(0.09)	$(0.02)	$(0.11)	$15.23	(1.99)%	$1,977,119	0.36%	0.36%	1.58%	192%
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08(2)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
Investor Class
2021(1)	$15.66	$0.10	$(0.44)	$(0.34)	$(0.07)	$(0.02)	$(0.09)	$15.23	(2.11)%	$ 457,230	0.63%	0.63%	1.32%	192%
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08(2)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Bond Fund
Institutional Class
2021(1)	$10.38	$0.14	$(0.24)	$(0.10)	$(0.09)	$(0.01)	$(0.10)	$10.18	(0.96)%	$501,700	0.55%	0.55%	2.79%	36%
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56(2)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
Investor Class
2021(1)	$10.34	$0.13	$(0.24)	$(0.11)	$(0.08)	$(0.01)	$(0.09)	$10.14	(1.04)%	$117,470	0.83%	0.83%	2.51%	36%
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56(2)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 40.9%
Communication Services — 2.5%
Activision Blizzard, Inc.	4,246	$ 405,238
Alphabet, Inc. Class A*	2,145	5,237,640
Alphabet, Inc. Class C*	410	1,027,591
AT&T, Inc.	23,332	671,495
Charter Communications, Inc. Class AΔ*	780	562,731
Comcast Corporation Class A	7,019	400,223
Electronic Arts, Inc.	324	46,601
Facebook, Inc. Class A*	15,893	5,526,155
Fox Corporation Class A	620	23,021
Interpublic Group of Cos., Inc. (The)	1,178	38,273
Lumen Technologies, Inc.	1,651	22,437
Netflix, Inc.*	2,135	1,127,728
New York Times Co. (The) Class A	22,640	985,972
Omnicom Group, Inc.	595	47,594
Take-Two Interactive Software, Inc.*	177	31,333
T-Mobile US, Inc.*	29,708	4,302,610
Twitter, Inc.*	1,198	82,434
Verizon Communications, Inc.	267,351	14,979,677
ViacomCBS, Inc. Class B	992	44,838
Walt Disney Co. (The)*	2,740	481,610
		36,045,201
Consumer Discretionary — 1.6%
Advance Auto Parts, Inc.	122	25,027
Amazon.com, Inc.*	1,817	6,250,771
AutoZone, Inc.*	29	43,274
Best Buy Co., Inc.	3,816	438,764
Booking Holdings, Inc.*	615	1,345,675
CarMax, Inc.*	194	25,055
Carnival Corporation*	785	20,693
Chipotle Mexican Grill, Inc.*	41	63,564
D.R. Horton, Inc.	530	47,896
Darden Restaurants, Inc.	223	32,556
Dollar General Corporation	446	96,510
Dollar Tree, Inc.*	287	28,557
eBay, Inc.	1,203	84,463
Expedia Group, Inc.*	208	34,052
Ford Motor Co.*	5,325	79,129
General Motors Co.*	1,694	100,234
Genuine Parts Co.	247	31,238
Hanesbrands, Inc.	827	15,440
Hasbro, Inc.	196	18,526
Hilton Worldwide Holdings, Inc.*	512	61,757
Home Depot, Inc. (The)	13,966	4,453,618
Leggett & Platt, Inc.	362	18,755
Lennar Corporation Class A	374	37,157
LKQ Corporation*	377	18,556
Lowe’s Cos., Inc.	4,129	800,902
Lululemon Athletica, Inc.*	2,709	988,704
Marriott International, Inc. Class A*	579	79,045
McDonald’s Corporation	1,033	238,613
Newell Brands, Inc.	1,034	28,404
NIKE, Inc. Class B	10,762	1,662,621
	Shares	Value
Norwegian Cruise Line Holdings, Ltd.*	938	$ 27,587
NVR, Inc.*	4	19,893
O’Reilly Automotive, Inc.*	85	48,128
Ollie's Bargain Outlet Holdings, Inc.Δ*	1,624	136,627
PulteGroup, Inc.	555	30,286
Ralph Lauren Corporation	137	16,140
Ross Stores, Inc.	533	66,092
Royal Caribbean Cruises, Ltd.*	597	50,912
Starbucks Corporation	1,903	212,774
Target Corporation	18,544	4,482,827
Tesla, Inc.*	1,120	761,264
TJX Cos., Inc. (The)	2,036	137,267
Tractor Supply Co.	167	31,072
Ulta Beauty, Inc.*	77	26,624
VF Corporation	473	38,805
Whirlpool Corporation	122	26,598
Williams-Sonoma, Inc.	1,117	178,329
Yum! Brands, Inc.	520	59,816
		23,520,597
Consumer Staples — 6.5%
Archer-Daniels-Midland Co.	2,369	143,561
Campbell Soup Co.	310	14,133
Church & Dwight Co., Inc.	5,382	458,654
Clorox Co. (The)	14,019	2,522,158
Coca-Cola Co. (The)	74,827	4,048,889
Colgate-Palmolive Co.	162,536	13,222,304
Conagra Brands, Inc.	599	21,792
Costco Wholesale Corporation	10,786	4,267,697
Estee Lauder Cos., Inc. (The) Class A	12,872	4,094,326
Flowers Foods, Inc.	21,035	509,047
General Mills, Inc.	14,822	903,104
Grocery Outlet Holding CorporationΔ*	23,291	807,266
Hershey Co. (The)	40,671	7,084,075
Hormel Foods Corporation	77,065	3,679,854
J.M. Smucker Co. (The)	250	32,392
Kellogg Co.	581	37,376
Kimberly-Clark Corporation	3,858	516,123
Kraft Heinz Co. (The)	1,017	41,473
Kroger Co. (The)	83,506	3,199,115
Lamb Weston Holdings, Inc.	177	14,277
McCormick & Co., Inc. (Non-Voting Shares)	18,390	1,624,205
Mondelez International, Inc. Class A	122,386	7,641,782
Monster Beverage Corporation*	40,559	3,705,065
PepsiCo, Inc.	76,148	11,282,849
Procter & Gamble Co. (The)	57,425	7,748,355
Sprouts Farmers Market, Inc.*	4,827	119,951
Sysco Corporation	786	61,111
Tyson Foods, Inc. Class A	450	33,192
Walgreens Boots Alliance, Inc.	1,367	71,918
Walmart, Inc.	107,613	15,175,585
		93,081,629

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Energy — 0.7%
APA Corporation	581	$ 12,567
Baker Hughes Co.	59,462	1,359,896
Cabot Oil & Gas Corporation	765	13,357
Chevron Corporation	71,711	7,511,010
ConocoPhillips	2,045	124,540
Devon Energy Corporation	701	20,462
Diamondback Energy, Inc.	209	19,623
EOG Resources, Inc.	850	70,924
Exxon Mobil Corporation	6,904	435,504
Halliburton Co.	1,147	26,519
Hess Corporation	364	31,784
Kinder Morgan, Inc.	2,586	47,143
Marathon Petroleum Corporation	1,299	78,486
Occidental Petroleum Corporation	1,165	36,430
ONEOK, Inc.	621	34,552
Phillips 66	571	49,003
Pioneer Natural Resources Co.	180	29,254
Valero Energy Corporation	667	52,079
Williams Cos., Inc. (The)	1,534	40,728
		9,993,861
Financials — 5.4%
Aflac, Inc.	42,171	2,262,896
Allstate Corporation (The)	32,297	4,212,821
American Express Co.	1,103	182,249
American International Group, Inc.	1,012	48,171
Ameriprise Financial, Inc.	12,971	3,228,222
Arthur J. Gallagher & Co.	390	54,631
Bank of America Corporation	10,674	440,089
Bank of New York Mellon Corporation (The)	122,455	6,273,370
Berkshire Hathaway, Inc. Class B*	2,535	704,527
BlackRock, Inc.	6,090	5,328,567
Capital One Financial Corporation	592	91,576
Capitol Federal Financial, Inc.Δ	214,000	2,520,920
Cboe Global Markets, Inc.	177	21,072
Charles Schwab Corporation (The)	18,557	1,351,135
Cincinnati Financial Corporation	275	32,071
Citigroup, Inc.	2,866	202,770
Citizens Financial Group, Inc.	836	38,347
CME Group, Inc.	15,740	3,347,583
Comerica, Inc.	302	21,545
Commerce Bancshares, Inc.Δ	14,088	1,050,401
Discover Financial Services	355	41,993
Erie Indemnity Co. Class A	1,123	217,132
Fifth Third Bancorp	1,381	52,796
First Republic Bank	1,752	327,922
Franklin Resources, Inc.	699	22,361
Goldman Sachs Group, Inc. (The)	545	206,844
Hartford Financial Services Group, Inc. (The)	32,833	2,034,661
Huntington Bancshares, Inc.	1,877	26,785
Intercontinental Exchange, Inc.	14,136	1,677,943
Invesco, Ltd.	1,330	35,551
JPMorgan Chase & Co.	65,938	10,255,997
KeyCorp	1,880	38,822
Lincoln National Corporation	388	24,382
	Shares	Value
M&T Bank Corporation	254	$ 36,909
MarketAxess Holdings, Inc.	61	28,279
Marsh & McLennan Cos., Inc.	93,516	13,155,831
MetLife, Inc.	1,207	72,239
Moody’s Corporation	154	55,805
Morgan Stanley	2,315	212,262
MSCI, Inc.	128	68,234
Northern Trust Corporation	38,270	4,424,777
People’s United Financial, Inc.	674	11,552
PNC Financial Services Group, Inc. (The)	9,298	1,773,686
Principal Financial Group, Inc.	556	35,134
Progressive Corporation (The)	35,567	3,493,035
Prudential Financial, Inc.	758	77,672
Raymond James Financial, Inc.	162	21,044
Regions Financial Corporation	1,185	23,913
S&P Global, Inc.	858	352,166
State Street Corporation	517	42,539
SVB Financial Group*	73	40,619
Synchrony Financial	757	36,730
T. Rowe Price Group, Inc.	18,189	3,600,876
Travelers Cos., Inc. (The)	15,171	2,271,250
Truist Financial Corporation	2,310	128,205
U.S. Bancorp	2,403	136,899
Unum Group	295	8,378
Wells Fargo & Co.	4,819	218,253
Zions Bancorp NA	159	8,405
		76,710,844
Health Care — 6.8%
Abbott Laboratories	32,045	3,714,977
ABIOMED, Inc.*	2,308	720,350
Agilent Technologies, Inc.	6,618	978,207
Alexion Pharmaceuticals, Inc.*	430	78,995
Align Technology, Inc.*	910	556,010
Amgen, Inc.	16,501	4,022,119
Anthem, Inc.	2,228	850,650
Baxter International, Inc.	1,395	112,297
Becton, Dickinson and Co.	12,838	3,122,073
Biogen, Inc.*	4,575	1,584,185
Bio-Rad Laboratories, Inc. Class A*	99	63,785
Boston Scientific Corporation*	1,438	61,489
Bristol-Myers Squibb Co.	19,450	1,299,649
Cardinal Health, Inc.	39,470	2,253,342
Catalent, Inc.*	772	83,469
Centene Corporation*	1,047	76,358
Cerner Corporation	53,135	4,153,032
Charles River Laboratories International, Inc.*	1,071	396,184
Chemed Corporation	4,738	2,248,181
Cigna Corporation	6,090	1,443,756
CVS Health Corporation	1,946	162,374
Danaher Corporation	10,788	2,895,068
DaVita, Inc.*	199	23,966
DENTSPLY SIRONA, Inc.	352	22,268
DexCom, Inc.*	103	43,981
Edwards Lifesciences Corporation*	6,479	671,030
Eli Lilly and Co.	19,485	4,472,197

See Notes to Financial Statements.

	Shares	Value
Gilead Sciences, Inc.	2,481	$ 170,842
HCA Healthcare, Inc.	360	74,426
Hologic, Inc.*	419	27,956
Humana, Inc.	129	57,111
IDEXX Laboratories, Inc.*	2,795	1,765,182
Illumina, Inc.*	2,909	1,376,568
Incyte Corporation*	414	34,830
Intuitive Surgical, Inc.*	4,896	4,502,557
IQVIA Holdings, Inc.*	531	128,672
Johnson & Johnson	143,688	23,671,161
Laboratory Corporation of America Holdings*	124	34,205
McKesson Corporation	219	41,882
Mettler-Toledo International, Inc.*	2,059	2,852,415
Moderna, Inc.*	6,893	1,619,717
PerkinElmer, Inc.	275	42,463
Quest Diagnostics, Inc.	24,978	3,296,347
Regeneron Pharmaceuticals, Inc.*	3,386	1,891,216
ResMed, Inc.	2,353	580,062
Seagen, Inc.*	14,646	2,312,310
Stryker Corporation	8,775	2,279,131
Teleflex, Inc.	72	28,929
United Therapeutics Corporation*	448	80,376
UnitedHealth Group, Inc.	15,300	6,126,732
Veeva Systems, Inc. Class A*	552	171,644
Vertex Pharmaceuticals, Inc.*	7,156	1,442,864
Viatris, Inc.	3,491	49,886
Waters Corporation*	639	220,845
West Pharmaceutical Services, Inc.	3,639	1,306,765
Zimmer Biomet Holdings, Inc.	253	40,687
Zoetis, Inc.	23,271	4,336,784
		96,674,557
Industrials — 4.9%
3M Co.	15,778	3,133,984
A.O. Smith Corporation	278	20,033
Alaska Air Group, Inc.*	219	13,208
American Airlines Group, Inc.*	534	11,326
AMETEK, Inc.	185	24,697
Boeing Co. (The)*	832	199,314
C.H. Robinson Worldwide, Inc.	11,401	1,067,932
Carrier Global Corporation	8,128	395,021
Caterpillar, Inc.	1,258	273,779
Cintas Corporation	1,201	458,782
Copart, Inc.*	6,062	799,153
CSX Corporation	3,033	97,299
Cummins, Inc.	1,014	247,223
Deere & Co.	516	181,998
Delta Air Lines, Inc.*	1,297	56,108
Dover Corporation	192	28,915
Emerson Electric Co.	122,741	11,812,594
Equifax, Inc.	145	34,729
Expeditors International of Washington, Inc.	24,038	3,043,211
Fastenal Co.	782	40,664
FedEx Corporation	4,105	1,224,645
Fortive Corporation	303	21,131
Fortune Brands Home & Security, Inc.	191	19,025
	Shares	Value
General Dynamics Corporation	337	$ 63,444
General Electric Co.	11,945	160,780
Honeywell International, Inc.	4,054	889,245
Hubbell, Inc.	25,789	4,818,417
Huntington Ingalls Industries, Inc.	90	18,967
IDEX Corporation	85	18,704
IHS Markit, Ltd.	430	48,444
Illinois ToolWorks, Inc.	13,688	3,060,089
Ingersoll-Rand, Inc.*	380	18,548
J.B. Hunt Transport Services, Inc.	9,838	1,603,102
Jacobs Engineering Group, Inc.	178	23,749
Kansas City Southern	154	43,639
L3Harris Technologies, Inc.	275	59,441
Landstar System, Inc.	11,312	1,787,522
Leidos Holdings, Inc.	268	27,095
Lockheed Martin Corporation	421	159,285
Masco Corporation	401	23,623
Norfolk Southern Corporation	21,549	5,719,320
Northrop Grumman Corporation	237	86,133
Old Dominion Freight Line, Inc.	14,654	3,719,185
Otis Worldwide Corporation	591	48,326
PACCAR, Inc.	23,218	2,072,206
Parker-Hannifin Corporation	197	60,501
Raytheon Technologies Corporation	67,960	5,797,668
Republic Services, Inc.	51,966	5,716,780
Robert Half International, Inc.	192	17,082
Rockwell Automation, Inc.	3,242	927,277
Rollins, Inc.	52,385	1,791,567
Roper Technologies, Inc.	103	48,431
Snap-on, Inc.	112	25,024
Southwest Airlines Co.*	727	38,596
Stanley Black & Decker, Inc.	209	42,843
Teledyne Technologies, Inc.*	10	4,360
Textron, Inc.	272	18,705
TransDigm Group, Inc.*	58	37,543
Union Pacific Corporation	6,721	1,478,150
United Airlines Holdings, Inc.*	286	14,955
United Parcel Service, Inc. Class B	14,173	2,947,559
United Rentals, Inc.*	123	39,238
Verisk Analytics, Inc.	296	51,717
W.W. Grainger, Inc.	55	24,090
Waste Management, Inc.	28,391	3,977,863
Xylem, Inc.	293	35,148
		70,769,132
Information Technology — 7.1%
Adobe, Inc.*	8,780	5,141,919
Advanced Micro Devices, Inc.*	1,869	175,555
Akamai Technologies, Inc.*	312	36,379
Amphenol Corporation Class A	10,425	713,174
Analog Devices, Inc.	551	94,860
ANSYS, Inc.*	1,329	461,243
Apple, Inc.	53,821	7,371,324
Applied Materials, Inc.	1,260	179,424
Arista Networks, Inc.*	84	30,434
Autodesk, Inc.*	1,048	305,911
Automatic Data Processing, Inc.	44,253	8,789,531
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Broadcom, Inc.	1,598	$ 761,990
Broadridge Financial Solutions, Inc.	168	27,137
Cadence Design Systems, Inc.*	408	55,823
CDW Corporation	222	38,772
Cisco Systems, Inc.	174,820	9,265,460
Citrix Systems, Inc.	233	27,324
Cloudflare, Inc. Class AΔ*	9,348	989,392
Cognex Corporation	12,291	1,033,059
Cognizant Technology Solutions Corporation Class A	907	62,819
Corning, Inc.	96,625	3,951,962
Crowdstrike Holdings, Inc. Class A*	3,164	795,145
DocuSign, Inc.*	1,994	557,463
DXC Technology Co.*	631	24,571
Enphase Energy, Inc.*	193	35,441
F5 Networks, Inc.*	103	19,226
Fidelity National Information Services, Inc.	725	102,711
Fiserv, Inc.*	822	87,864
FleetCor Technologies, Inc.*	120	30,727
Fortinet, Inc.*	228	54,307
Gartner, Inc.*	84	20,345
Global Payments, Inc.	464	87,019
Hewlett Packard Enterprise Co.	2,396	34,934
HP, Inc.	2,191	66,146
Intel Corporation	17,550	985,257
International Business Machines Corporation	1,458	213,728
Intuit, Inc.	9,143	4,481,624
Jack Henry & Associates, Inc.	179	29,268
Keysight Technologies, Inc.*	264	40,764
KLA Corporation	301	97,587
Lam Research Corporation	245	159,421
Mastercard, Inc. Class A	10,844	3,959,036
Maxim Integrated Products, Inc.	543	57,210
Microchip Technology, Inc.	397	59,447
Micron Technology, Inc.*	1,913	162,567
Microsoft Corporation	56,194	15,222,955
Motorola Solutions, Inc.	227	49,225
NetApp, Inc.	491	40,174
NortonLifeLock, Inc.	1,116	30,378
NVIDIA Corporation	5,566	4,453,357
Oracle Corporation	106,045	8,254,543
Paychex, Inc.	5,464	586,287
Paycom Software, Inc.*	80	29,078
PayPal Holdings, Inc.*	1,698	494,933
Qorvo, Inc.*	113	22,108
QUALCOMM, Inc.	1,666	238,121
salesforce.com, Inc.*	3,065	748,688
ServiceNow, Inc.*	1,155	634,730
Skyworks Solutions, Inc.	3,766	722,130
SYNNEX Corporation	4,619	562,409
Synopsys, Inc.*	180	49,642
Texas Instruments, Inc.	51,156	9,837,299
Visa, Inc. Class AΔ	19,296	4,511,791
Western Digital Corporation*	446	31,742
Western Union Co. (The)	1,340	30,780
Xilinx, Inc.	433	62,629
	Shares	Value
Zebra Technologies Corporation Class A*	42	$ 22,239
Zoom Video Communications, Inc. Class A*	6,607	2,557,107
		100,867,645
Materials — 1.0%
Air Products and Chemicals, Inc.	4,681	1,346,630
Albemarle Corporation	215	36,219
Ball Corporation	503	40,753
Celanese Corporation	213	32,291
CF Industries Holdings, Inc.	450	23,153
Corteva, Inc.	13,065	579,433
Dow, Inc.	1,244	78,720
DuPont de Nemours, Inc.	968	74,933
Eastman Chemical Co.	225	26,269
Ecolab, Inc.	16,254	3,347,837
Freeport-McMoRan, Inc.	1,705	63,273
International Flavors & Fragrances, Inc.	140	20,916
International Paper Co.	898	55,056
Martin Marietta Materials, Inc.	1,799	632,906
Newmont Corporation	36,771	2,330,546
Nucor Corporation	652	62,546
Packaging Corporation of America	19,167	2,595,595
PPG Industries, Inc.	4,931	837,136
Royal Gold, Inc.	1,162	132,584
Sherwin-Williams Co. (The)	5,958	1,623,257
Vulcan Materials Co.	148	25,762
		13,965,815
Real Estate — 0.5%
Alexandria Real Estate Equities, Inc. REIT	172	31,294
American Tower Corporation REIT	7,319	1,977,155
AvalonBay Communities, Inc. REIT	210	43,825
Boston Properties, Inc. REIT	257	29,450
CBRE Group, Inc. Class A*	366	31,377
Crown Castle International Corporation REIT	714	139,301
Digital Realty Trust, Inc. REIT	362	54,466
Equinix, Inc. REIT	3,450	2,768,970
Equity Residential REIT	647	49,819
Essex Property Trust, Inc. REIT	71	21,301
Extra Space Storage, Inc. REIT	205	33,583
Federal Realty Investment Trust REIT	105	12,303
Healthpeak Properties, Inc. REIT	1,300	43,277
Host Hotels & Resorts, Inc. REIT*	1,318	22,525
Iron Mountain, Inc. REIT	711	30,089
Kimco Realty Corporation REIT	1,153	24,040
Mid-America Apartment Communities, Inc. REIT	202	34,021
Prologis, Inc. REIT	839	100,286
Public Storage REIT	183	55,026
Realty Income Corporation REIT	702	46,851
Regency Centers Corporation REIT	353	22,617
SBA Communications Corporation REIT	150	47,805
Simon Property Group, Inc. REIT	518	67,589

See Notes to Financial Statements.

	Shares	Value
UDR, Inc. REIT	300	$ 14,694
Ventas, Inc. REIT	570	32,547
Vornado Realty Trust REIT	299	13,954
Welltower, Inc. REITΔ	20,556	1,708,203
Weyerhaeuser Co. REIT	862	29,670
		7,486,038
Utilities — 3.9%
AES Corporation (The)	1,420	37,019
Ameren Corporation	30,573	2,447,063
American Electric Power Co., Inc.	11,939	1,009,920
American Water Works Co., Inc.	12,926	1,992,284
Atmos Energy Corporation	76,177	7,321,372
CenterPoint Energy, Inc.	792	19,420
CMS Energy Corporation	355	20,973
Consolidated Edison, Inc.	18,667	1,338,797
Dominion Energy, Inc.	26,559	1,953,946
DTE Energy Co.	13,361	1,731,586
Duke Energy Corporation	52,928	5,225,052
Edison International	661	38,219
Entergy Corporation	334	33,300
Evergy, Inc.	43,054	2,601,753
Eversource Energy	43,121	3,460,029
Exelon Corporation	1,363	60,395
FirstEnergy Corporation	986	36,689
IDACORP, Inc.Δ	5,992	584,220
NextEra Energy, Inc.	56,289	4,124,858
NRG Energy, Inc.	488	19,666
ONE Gas, Inc.	101,502	7,523,328
Pinnacle West Capital CorporationΔ	19,408	1,590,874
PPL Corporation	1,601	44,780
Public Service Enterprise Group, Inc.	25,685	1,534,422
Sempra Energy	7,792	1,032,284
Southern Co. (The)	3,328	201,377
Spire, Inc.Δ	101,140	7,309,388
WEC Energy Group, Inc.	14,750	1,312,013
Xcel Energy, Inc.	10,724	706,497
		55,311,524
Total Common Stocks (Cost $402,997,122)		584,426,843
FOREIGN COMMON STOCKS — 6.3%
Curacao — 0.0%
Schlumberger NV	2,511	80,377
France — 0.3%
TotalEnergies SEΔ	81,123	3,670,191
Ireland — 2.8%
Accenture PLC Class A	14,727	4,341,372
Allegion PLC	106	14,766
Aon PLC Class A	5,519	1,317,717
Eaton Corporation PLC	837	124,027
Jazz Pharmaceuticals PLC*	4,769	847,165
Johnson Controls International PLC	1,098	75,356
Linde PLC	46,514	13,447,197
Medtronic PLC	156,994	19,487,665
Pentair PLC	294	19,842
Seagate Technology Holdings PLC	595	52,318
	Shares	Value
Trane Technologies PLC	431	$ 79,364
Willis Towers Watson PLC	181	41,634
		39,848,423
Japan — 0.2%
Bridgestone Corporation	19,400	882,731
Toyota Motor Corporation	22,700	1,984,041
		2,866,772
Jersey — 0.2%
Amcor PLC	174,156	1,995,828
Aptiv PLC*	504	79,294
		2,075,122
Netherlands — 0.5%
Akzo Nobel NV	30,500	3,768,432
Koninklijke Ahold Delhaize NV	97,753	2,905,880
LyondellBasell Industries NV Class A	396	40,736
NXP Semiconductor NV	138	28,389
QIAGEN NV*	18,194	880,226
		7,623,663
Sweden — 0.0%
Assa Abloy AB, B Shares	13,100	394,618
Switzerland — 1.8%
ABB, Ltd.	22,700	770,120
Chubb, Ltd.	42,452	6,747,321
Garmin, Ltd.	10,025	1,450,016
Nestle SA	48,600	6,052,085
Roche Holding AG	29,100	10,962,232
TE Connectivity, Ltd.	416	56,247
		26,038,021
United Kingdom — 0.5%
Atlassian Corporation PLC Class A*	595	152,832
Nielsen Holdings PLC	758	18,700
Unilever PLC	124,100	7,264,138
		7,435,670
Total Foreign Common Stocks (Cost $73,728,752)		90,032,857
PREFERRED STOCKS — 0.6%
Bank of America Corporation
7.25% CONV	1,000	1,416,000
Becton Dickinson and Co.
6.00% 06/01/23 CONV	128,828	6,893,586
Wells Fargo & Co.
7.50% 02/27/20 CONV	652	995,089
Total Preferred Stocks (Cost $8,999,050)		9,304,675
MUTUAL FUNDS — 0.4%
iShares Russell 1000 Value ETF (Cost $5,035,615)	33,561	5,323,446

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CORPORATE BONDS — 26.7%
Airbnb, Inc.
0.00%, 03/15/26 144AΩ CONV	$1,605,000	$1,516,725
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	1,469,000	1,927,328
0.38%, 09/01/27 CONV	2,330,000	2,707,460
Alarm.com Holdings, Inc.
0.34%, 01/15/26 144AΩ CONV	2,813,000	2,593,586
Allscripts Healthcare Solutions, Inc.
0.88%, 01/01/27 CONV	2,547,000	3,796,796
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	625,000	974,753
Alteryx, Inc.
0.50%, 08/01/24 CONV	2,446,000	2,342,045
1.00%, 08/01/26 CONV	706,000	668,088
Ares Capital Corporation
3.75%, 02/01/22 CONV	2,830,000	2,964,425
4.63%, 03/01/24 CONV	505,000	552,016
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 01/28/25ρΔ^	1,312,000	1,358,248
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ^	3,011,000	3,450,034
Bank of New York Mellon Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.42%), 3.55%, 09/20/21†ρΔ	798,000	803,885
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρ^	268,000	293,125
Bentley Systems, Inc.
0.13%, 01/15/26 144A CONV	951,000	1,137,681
0.38%, 07/01/27 144A CONV	1,892,000	1,948,760
Beyond Meat, Inc.
0.37%, 03/15/27 144AΩ CONV	3,887,000	3,981,746
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONVΔ	5,471,000	5,683,275
Blackline, Inc.
0.00%, 03/15/26 144AΩ CONV	3,690,000	3,560,850
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	2,841,000	2,922,821
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,593,988
Booking Holdings, Inc.
0.75%, 05/01/25 CONVΔ	1,982,000	2,812,458
Box, Inc.
(0.70)%, 01/15/26 144AΩ CONV	3,119,000	3,715,665
Burlington Stores, Inc.
2.25%, 04/15/25 CONVΔ	2,494,000	3,974,812
Cable One, Inc.
0.00%, 03/15/26 144AΩ CONV	1,979,000	1,986,916
	Par	Value
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 144A CONV	$1,784,000	$1,791,805
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ^	974,000	1,078,997
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 4.00%, 06/01/26ρ^	1,844,000	1,926,980
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27ρΔ^	1,119,000	1,184,741
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	669,000	661,892
Chegg, Inc.
(0.23)%, 09/01/26 144AΩ CONV	3,693,000	3,855,492
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ^	1,792,000	1,885,148
Coherus Biosciences, Inc.
1.50%, 04/15/26 CONV	1,260,000	1,294,127
Coinbase Global, Inc.
0.50%, 06/01/26 144A CONV	4,592,000	4,674,656
CONMED Corporation
2.63%, 02/01/24 CONV	2,120,000	3,426,450
Coupa Software, Inc.
0.38%, 06/15/26 CONV	2,032,000	2,354,326
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 144A CONVΔ	998,000	1,006,733
Datadog, Inc.
0.13%, 06/15/25 CONV	1,596,000	2,133,652
Dexcom, Inc.
0.25%, 11/15/25 CONV	3,643,000	3,822,873
DISH Network Corporation
(0.04)%, 12/15/25 144AΩ CONV	1,209,000	1,413,926
3.38%, 08/15/26 CONV	6,978,000	7,138,494
DocuSign, Inc.
(1.30)%, 01/15/24 144AΩ CONV	2,956,000	3,059,460
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	2,125,000	2,263,125
Dropbox, Inc.
0.00%, 03/01/26 144AΩ CONV	1,707,000	1,836,732
0.00%, 03/01/28 144AΩ CONV	1,707,000	1,877,700
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρ^	2,800,000	2,982,000
Enphase Energy, Inc.
0.00%, 03/01/26 144AΩ CONV	2,364,000	2,322,630
1.86%, 03/01/28 144AΩ CONVΔ	2,296,000	2,236,585
Envestnet, Inc.
0.75%, 08/15/25 144A CONV	2,827,000	2,823,608

See Notes to Financial Statements.

	Par	Value
EQT Corporation
1.75%, 05/01/26 CONVΔ	$1,689,000	$2,821,643
Etsy, Inc.
0.13%, 09/01/27 144A CONV	1,393,000	1,800,452
0.25%, 06/15/28 144A CONV	1,892,000	2,094,444
Euronet Worldwide, Inc.
0.75%, 03/15/49 CONVΔ	3,380,000	3,865,875
Exact Sciences Corporation
0.38%, 03/15/27 CONV	1,840,000	2,443,750
Expedia Group, Inc.
(0.53)%, 02/15/26 144AΩ CONVΔ	2,882,000	3,126,970
FireEye, Inc.
0.88%, 06/01/24 CONV	1,301,000	1,475,822
Five9, Inc.
0.50%, 06/01/25 144A CONV	542,000	803,854
Ford Motor Co.
0.00%, 03/15/26 144AΩ CONVΔ	2,862,000	3,178,609
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,601,000	2,292,632
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 144A CONV	3,523,000	3,685,058
Guardant Health, Inc.
(0.03)%, 11/15/27 144AΩ CONV	1,569,000	1,793,563
Haemonetics Corporation
0.60%, 03/01/26 144AΩ CONV	1,700,000	1,434,375
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 144A CONV	1,736,000	1,619,905
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	89,000	97,066
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	1,571,000	2,569,528
II-VI, Inc.
0.25%, 09/01/22 CONV	1,002,000	1,582,659
Illumina, Inc.
(0.52)%, 08/15/23Ω CONVΔ	2,981,000	3,767,239
Insight Enterprises, Inc.
0.75%, 02/15/25 CONV	2,733,000	4,177,823
Insulet Corporation
0.38%, 09/01/26 CONV	2,045,000	2,790,147
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONV	1,738,000	1,927,268
InterDigital, Inc.
2.00%, 06/01/24 CONV	1,042,000	1,159,876
	Par	Value
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 CONVΔ	$1,179,000	$1,101,615
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	1,001,000	1,187,124
1.50%, 06/15/26 CONV	746,000	894,786
Itron, Inc.
(0.29)%, 03/15/26 144AΩ CONV	1,969,000	2,042,325
J2 Global, Inc.
1.75%, 11/01/26 144A CONV	3,804,000	4,866,838
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONV	282,000	310,599
2.00%, 06/15/26 CONV	1,648,000	2,200,080
JetBlue Airways Corporation
0.50%, 04/01/26 144A CONVΔ	3,302,000	3,306,953
John Bean Technologies Corporation
0.25%, 05/15/26 144A CONV	685,000	730,210
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 3.66%, 10/30/21†ρ	2,686,000	2,696,072
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	5,266,000	5,569,190
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ^	2,505,000	2,599,063
KBR, Inc.
2.50%, 11/01/23 CONV	1,098,000	1,727,154
LCI Industries
1.13%, 05/15/26 144A CONV	1,203,000	1,239,692
LendingTree, Inc.
0.50%, 07/15/25 144A CONV	2,695,000	2,442,478
Liberty Broadband Corporation
1.25%, 09/30/50 144A CONV	1,080,000	1,092,420
2.75%, 09/30/50 144A CONV	2,431,000	2,558,430
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,231,000	1,678,930
Liberty Media Corporation
1.38%, 10/15/23 CONV	636,000	848,258
2.13%, 03/31/48 144A CONV	4,651,000	4,848,667
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A CONV	2,407,000	2,106,762
Live Nation Entertainment, Inc.
2.50%, 03/15/23 CONVΔ	3,017,000	4,227,722
2.00%, 02/15/25 CONVΔ	3,329,000	3,731,809
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	$2,533,000	$2,745,265
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 144A CONV	1,666,000	1,758,671
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	1,641,000	1,964,072
0.00%, 01/15/26 144AΩ CONV	2,707,000	3,028,592
Match Group Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	675,000	1,374,908
Medallia, Inc.
0.13%, 09/15/25 144A CONV	1,444,000	1,582,985
Meritor, Inc.
3.25%, 10/15/37 CONV	2,514,000	2,674,393
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	5,081,000	5,741,530
National Vision Holdings, Inc.
2.50%, 05/15/25 CONV	1,331,000	2,350,047
NCL Corporation, Ltd.
5.38%, 08/01/25 144A CONV	1,469,000	2,678,721
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	838,000	1,128,702
New Relic, Inc.
0.50%, 05/01/23 CONV	1,051,000	1,039,859
NextEra Energy Partners LP
(0.34)%, 11/15/25 144AΩ CONVΔ	2,438,000	2,635,478
NortonLifeLock, Inc.
2.00%, 08/15/22 144A CONV	1,837,000	2,529,549
NuVasive, Inc.
1.00%, 06/01/23 CONV	3,423,000	3,585,592
Okta, Inc.
0.38%, 06/15/26 CONV	2,758,000	3,450,258
ON Semiconductor Corporation
1.63%, 10/15/23 CONV	978,000	1,863,762
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	2,763,000	4,033,980
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,641,198
Parsons Corporation
0.25%, 08/15/25 144A CONV	1,822,000	1,937,697
Pegasystems, Inc.
0.75%, 03/01/25 CONV	3,041,000	3,637,796
Peloton Interactive, Inc.
0.64%, 02/15/26 144AΩ CONV	2,875,000	2,794,141
Pioneer Natural Resources Co.
0.25%, 05/15/25 CONV	1,764,000	2,823,282
	Par	Value
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23ρ^	$1,321,000	$1,388,358
Pure Storage, Inc.
0.13%, 04/15/23 CONV	3,012,000	3,158,835
Q2 Holdings, Inc.
0.13%, 11/15/25 144A CONV	1,445,000	1,455,225
Rapid7, Inc.
2.25%, 05/01/25 CONV	679,000	1,130,111
0.25%, 03/15/27 144A CONV	2,325,000	2,590,980
Realogy Group LLC
0.25%, 06/15/26 144A CONV	2,027,000	2,044,254
Redfin Corporation
(4.17)%, 10/15/25 144AΩ CONV	1,761,000	1,983,766
0.50%, 04/01/27 144A CONV	1,476,000	1,463,454
Repligen Corporation
0.38%, 07/15/24 CONV	473,000	849,035
RingCentral, Inc.
0.00%, 03/01/25Ω CONV	4,154,000	4,608,344
0.00%, 03/15/26 144AΩ CONV	1,298,000	1,319,093
Royal Caribbean Cruises, Ltd.
2.88%, 11/15/23 144A CONV	1,400,000	1,762,231
Shake Shack, Inc.
0.18%, 03/01/28 144AΩ CONV	2,760,000	2,627,539
Shift4 Payments, Inc.
0.00%, 12/15/25 144AΩ CONV	1,055,000	1,427,520
Silicon Laboratories, Inc.
0.63%, 06/15/25 CONV	2,846,000	3,959,640
Snap, Inc.
0.00%, 05/01/27 144AΩ CONV	3,006,000	3,228,444
SolarEdge Technologies, Inc.
(1.05)%, 09/15/25 144AΩ CONV	2,059,000	2,584,045
Southwest Airlines Co.
1.25%, 05/01/25 CONV	1,549,000	2,353,512
Spirit Airlines, Inc.
1.00%, 05/15/26 CONVΔ	2,848,000	2,728,669
Splunk, Inc.
0.50%, 09/15/23 CONV	440,000	514,250
1.13%, 06/15/27 CONV	7,131,000	6,983,923
Spotify USA, Inc.
0.15%, 03/15/26 144AΩ CONV	2,756,000	2,586,506
Square, Inc.
0.25%, 11/01/27 144A CONVΔ	1,914,000	2,229,810
Stride, Inc.
1.13%, 09/01/27 144A CONV	2,208,000	2,056,090
Sunrun, Inc.
(0.39)%, 02/01/26 144AΩ CONV	1,301,000	1,170,119
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONV	1,007,000	995,042
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	1,209,000	1,379,832

See Notes to Financial Statements.

	Par	Value
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	$1,892,000	$ 2,127,365
TripAdvisor, Inc.
0.25%, 04/01/26 144A CONV	1,901,000	1,791,692
Twitter, Inc.
0.25%, 06/15/24 CONV	697,000	957,957
0.00%, 03/15/26 144AΩ CONV	3,528,000	3,382,470
Uber Technologies, Inc.
(1.16)%, 12/15/25 144AΩ CONV	1,809,000	1,843,371
US Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	3,536,000	3,995,680
Vail Resorts, Inc.
(0.57)%, 01/01/26 144AΩ CONVΔ	4,475,000	4,665,187
Verint Systems, Inc.
0.25%, 04/15/26 144A CONV	1,161,000	1,144,218
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	755,000	845,328
Wayfair, Inc.
0.63%, 10/01/25 144A CONV	3,136,000	3,355,520
Wells Fargo & Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26ρ^	1,291,000	1,337,379
Western Digital Corporation
1.50%, 02/01/24 CONVΔ	236,000	253,258
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	2,236,000	2,877,452
Workiva, Inc.
1.13%, 08/15/26 CONV	1,373,000	2,096,755
Zendesk, Inc.
0.63%, 06/15/25 CONV	2,249,000	3,286,464
Zscaler, Inc.
0.13%, 07/01/25 144A CONV	1,095,000	1,711,617
Zynga, Inc.
0.25%, 06/01/24 CONV	1,399,000	1,932,439
0.00%, 12/15/26 144AΩ CONV	1,347,000	1,442,974
Total Corporate Bonds (Cost $342,210,424)		381,461,584
FOREIGN BONDS — 2.4%
Canada — 0.3%
IMAX Corporation
0.50%, 04/01/26 144A CONV	2,973,000	3,114,217
Shopify, Inc.
0.13%, 11/01/25 CONVΔ	1,522,000	1,989,254
		5,103,471
France — 0.6%
Cie Generale des Etablissements Michelin SCA
0.62%, 01/10/22Ω CONV	1,400,000	1,506,953
TotalEnergies SE
0.50%, 12/02/22 CONV	3,000,000	3,052,305
	Par	Value
Vinci SA
0.38%, 02/16/22 CONVΔ	$3,200,000	$ 3,598,400
		8,157,658
Israel — 0.9%
CyberArk Software, Ltd.
0.02%, 11/15/24Ω CONV	3,464,000	3,762,943
Fiverr International, Ltd.
(0.87)%, 11/01/25 144AΩ CONV	1,698,000	2,272,773
Nice, Ltd.
0.00%, 09/15/25 144AΩ CONVΔ	3,184,000	3,416,407
Wix.com, Ltd.
(0.26)%, 08/15/25 144AΩ CONV	3,518,000	3,702,695
		13,154,818
Jersey — 0.1%
Novocure, Ltd.
0.00%, 11/01/25 144AΩ CONVΔ	1,258,000	1,894,076
Netherlands — 0.5%
QIAGEN NV
(0.67)%, 12/17/27Ω CONV	2,800,000	2,716,294
STMicroelectronics NV
(5.18)%, 08/04/25Ω CONVΔ	3,200,000	3,852,256
		6,568,550
Total Foreign Bonds (Cost $32,392,881)		34,878,573

	Shares
EQUITY-LINKED SECURITIES — 0.7%
Advance Auto Parts, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 11/18/21 144A†††	4,500	923,130
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 07/15/21 144A†††	3,600	858,132
Berkshire Hathaway, Inc., Issued by Credit Suisse AG, Maturity Date 12/27/21 144A†††	6,000	1,657,620
Berkshire Hathaway, Inc., Issued by Goldman Sachs International, Maturity Date 08/11/21 144A†††	3,100	749,534
Berkshire Hathaway, Inc., Issued by JPMorgan Chase Bank, Maturity Date 09/21/21 144A†††	5,200	1,337,829
Berkshire Hathaway, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 08/26/21 144A†††	5,300	1,325,265
Berskhire Hathaway, Inc., Issued by UBS AG, Maturity Date 10/04/21 144A†††	3,200	833,568
Dollar Tree, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 12/02/21 144A†††	6,000	603,360
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Freeport-McMoRan, Inc., Issued by JPMorgan Chase Bank, Maturity Date 10/26/21 144A†††	25,500	$ 948,682
Freeport-McMoRan, Inc., Issued by JPMorgan Chase Bank, Maturity Date 11/05/21 144A†††	3,300	128,636
Freeport-McMoRan, Inc., Issued by JPMorgan Chase Bank, Maturity Date 12/21/21 144A†††	4,000	142,591
Total Equity-Linked Securities (Cost $9,373,874)		9,508,347
MONEY MARKET FUNDS — 7.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	68,848,519	68,848,519
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	38,831,838	38,831,838
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,646,233	1,646,233
Total Money Market Funds (Cost $109,326,590)		109,326,590

	Par
U.S. TREASURY OBLIGATIONS — 16.9%
U.S. Treasury Bills
0.01%, 08/12/21Ω	$44,900,000	44,897,250
0.02%, 09/09/21Ω	34,470,000	34,467,152
0.12%, 10/07/21Ω	16,000,000	15,998,040
0.13%, 11/04/21Ω	7,660,000	7,658,704
0.11%, 12/02/21Ω	2,950,000	2,949,411
0.01%, 12/30/21Ω	1,000,000	999,757
U.S. Treasury Notes
2.75%, 08/15/21	8,000,000	8,026,945
2.88%, 11/15/21	10,960,000	11,074,944
2.50%, 01/15/22	17,000,000	17,223,589
1.38%, 01/31/22	4,000,000	4,030,743
1.75%, 02/28/22	7,700,000	7,786,282
0.38%, 03/31/22	12,025,000	12,051,756
1.88%, 03/31/22	6,000,000	6,080,852
2.25%, 04/15/22	28,750,000	29,243,046
1.75%, 05/15/22	12,025,000	12,200,269
2.13%, 05/15/22	3,000,000	3,053,101
1.75%, 05/31/22	24,050,000	24,415,621
Total U.S. Treasury Obligations (Cost $242,152,791)		242,157,462
TOTAL INVESTMENTS — 102.5% (Cost $1,226,217,099)		1,466,420,377

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
S&P 500®, Strike Price $4,260.00, Expires 07/02/21 (MSCS)	(10)	$(4,297,500)	(44,030)
S&P 500®, Strike Price $4,310.00, Expires 07/07/21 (MSCS)	(10)	(4,297,500)	(12,450)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $4,315.00, Expires 07/02/21 (MSCS)	(10)	$ (4,297,500)	$ (5,320)
S&P 500®, Strike Price $4,315.00, Expires 07/06/21 (MSCS)	(10)	(4,297,500)	(8,100)
S&P 500®, Strike Price $4,320.00, Expires 07/19/21 (MSCS)	(10)	(4,297,500)	(25,500)
S&P 500®, Strike Price $4,325.00, Expires 07/06/21 (MSCS)	(10)	(4,297,500)	(4,750)
S&P 500®, Strike Price $4,325.00, Expires 07/09/21 (MSCS)	(10)	(4,297,500)	(10,380)
S&P 500®, Strike Price $4,330.00, Expires 07/07/21 (MSCS)	(10)	(4,297,500)	(5,180)
S&P 500®, Strike Price $4,335.00, Expires 07/12/21 (MSCS)	(10)	(4,297,500)	(9,200)
S&P 500®, Strike Price $4,340.00, Expires 07/14/21 (MSCS)	(10)	(4,297,500)	(11,100)
S&P 500®, Strike Price $4,360.00, Expires 07/23/21 (MSCS)	(10)	(4,297,500)	(14,800)
S&P 500®, Strike Price $4,385.00, Expires 07/28/21 (MSCS)†††	(10)	(4,297,500)	(12,700)
			(163,510)
Put Options — (0.0)%
Linde PLC, Strike Price $270.00, Expires 07/16/21 (MSCS)	(4)	(115,640)	(224)
S&P 500®, Strike Price $4,050.00, Expires 07/19/21 (MSCS)	(49)	(21,057,750)	(32,830)
S&P 500®, Strike Price $4,080.00, Expires 07/09/21 (MSCS)	(49)	(21,057,750)	(9,310)
S&P 500®, Strike Price $4,080.00, Expires 07/14/21 (MSCS)	(49)	(21,057,750)	(22,785)
S&P 500®, Strike Price $4,125.00, Expires 07/23/21 (MSCS)	(49)	(21,057,750)	(72,618)
S&P 500®, Strike Price $4,140.00, Expires 07/28/21 (MSCS)	(49)	(21,057,750)	(104,370)
S&P 500®, Strike Price $4,155.00, Expires 07/07/21 (MSCS)	(48)	(20,628,000)	(6,600)
S&P 500®, Strike Price $4,190.00, Expires 07/12/21 (MSCS)	(49)	(21,057,750)	(33,516)
S&P 500®, Strike Price $4,220.00, Expires 07/02/21 (MSCS)	(49)	(21,057,750)	(4,655)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $4,220.00, Expires 07/06/21 (MSCS)	(49)	$(21,057,750)	$ (9,800)
S&P 500®, Strike Price $4,240.00, Expires 07/07/21 (MSCS)	(49)	(21,057,750)	(22,540)
			(319,248)
Total Written Options (Premiums received $(863,506))			(482,758)
Liabilities in Excess of Other Assets — (2.5)%			(35,848,623)
NET ASSETS — 100.0%			$1,430,088,996
PORTFOLIO SUMMARY (based on net assets)
%
Corporate Bonds	26.7
U.S. Treasury Obligations	16.9
Health Care	9.5
Money Market Funds	7.6
Consumer Staples	7.6
Information Technology	7.4
Financials	6.1
Industrials	5.1
Utilities	3.9
Communication Services	2.5
Foreign Bonds	2.4
Materials	2.3
Consumer Discretionary	1.9
Energy	1.0
Equity-Linked Securities	0.7
Real Estate	0.5
Mutual Funds	0.4
Written Options	(—)
102.5
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/21	U.S. Dollars	16,514,468	Swiss Francs	15,151,859	MSCS	$ 97,042
09/30/21	U.S. Dollars	16,424,466	Euro	13,769,442	GSC	65,152
09/30/21	U.S. Dollars	2,623,486	Japanese Yen	290,116,980	BOA	9,885
09/30/21	U.S. Dollars	366,866	Swedish Kronor	3,119,634	UBS	2,012
Subtotal Appreciation						$174,091
09/30/21	Swiss Francs	345,507	U.S. Dollars	376,636	MSCS	$ (2,271)
Subtotal Depreciation						$ (2,271)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$171,820
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 584,426,843	$584,426,843	$ —	$ —
Corporate Bonds	381,461,584	—	381,461,584	—
Equity-Linked Securities	9,508,347	—	—	9,508,347
Foreign Bonds	34,878,573	—	34,878,573	—
Foreign Common Stocks	90,032,857	90,032,857	—	—
Money Market Funds	109,326,590	109,326,590	—	—
Mutual Funds	5,323,446	5,323,446	—	—
Preferred Stocks	9,304,675	9,304,675	—	—
U.S. Treasury Obligations	242,157,462	—	242,157,462	—
Total Assets - Investments in Securities	$1,466,420,377	$798,414,411	$658,497,619	$9,508,347
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 174,091	$ —	$ 174,091	$ —
Total Assets - Other Financial Instruments	$ 174,091	$ —	$ 174,091	$ —
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (163,510)	$ (150,810)	$ —	$ (12,700)
Put Options	(319,248)	(319,248)	—	—
Total Written Options	(482,758)	(470,058)	—	(12,700)
Total Liabilities - Investments in Securities	$ (482,758)	$ (470,058)	$ —	$ (12,700)
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,271)	$ —	$ (2,271)	$ —
Total Liabilities - Other Financial Instruments	$ (2,271)	$ —	$ (2,271)	$ —

***	Other financial instruments are derivative instruments, such as forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
AGENCY OBLIGATIONS — 0.6%
United States International Development Finance Corporation
1.44%, 04/15/28	$ 500,000	$ 501,172
1.65%, 04/15/28	500,000	506,974
Total Agency Obligations (Cost $1,000,000)		1,008,146
ASSET-BACKED SECURITIES — 1.6%
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	539,900	545,587
SUNNOVA HELIOS II ISSUER LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	606,849	636,887
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A
2.46%, 01/30/52 144A	680,000	688,340
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	892,624
Total Asset-Backed Securities (Cost $2,747,956)		2,763,438
COMMERCIAL PAPER — 1.6%
Trinity Health Corporation
0.12%, 07/12/21Ω	1,000,000	999,984
0.12%, 07/20/21Ω	1,000,000	999,969
0.08%, 08/12/21Ω	750,000	749,951
Total Commercial Paper (Cost $2,749,830)		2,749,904
CORPORATE BONDS — 5.6%
Agilent Technologies, Inc.
2.30%, 03/12/31	250,000	250,221
Amgen, Inc.
4.40%, 05/01/45	197,000	239,612
Avangrid, Inc.
3.15%, 12/01/24	850,000	909,747
3.80%, 06/01/29	250,000	282,440
Becton, Dickinson and Co.
3.73%, 12/15/24	1,000,000	1,089,676
1.96%, 02/11/31	165,000	161,126
4.69%, 12/15/44	150,000	186,987
Biogen, Inc.
4.05%, 09/15/25	500,000	557,054
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	641,817
DH Europe Finance II S.a.r.l.
2.05%, 11/15/22	450,000	460,451
2.60%, 11/15/29	300,000	314,145
Gilead Sciences, Inc.
3.65%, 03/01/26	392,000	432,371
1.20%, 10/01/27	200,000	195,104
5.65%, 12/01/41	238,000	327,628
Low Income Investment Fund
3.39%, 07/01/26	600,000	637,223
	Par	Value
Mead Johnson Nutrition Co.
4.13%, 11/15/25	$ 650,000	$ 731,537
Medtronic, Inc.
3.50%, 03/15/25	448,000	492,035
MidAmerican Energy Co.
3.65%, 04/15/29	500,000	565,826
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	552,930
1.90%, 06/15/28	475,000	480,865
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	343,009
Total Corporate Bonds (Cost $9,887,435)		9,851,804
FOREIGN BONDS — 1.0%
Ireland — 0.3%
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26	500,000	543,273
Japan — 0.4%
Takeda Pharmaceutical Co., Ltd.
5.00%, 11/26/28	600,000	722,987
United Kingdom — 0.3%
Vodafone Group PLC
5.25%, 05/30/48	400,000	528,028
Total Foreign Bonds (Cost $1,792,064)		1,794,288
MORTGAGE-BACKED SECURITIES — 12.7%
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	8,189,469	8,276,923
2.00%, 03/01/51	2,361,131	2,386,346
Federal National Mortgage Association
1.19%, 03/01/26	500,000	505,566
1.59%, 03/01/31	500,000	502,991
1.61%, 03/01/31	497,498	504,124
1.62%, 03/01/31	500,000	504,356
2.03%, 04/01/31	250,000	261,318
1.65%, 03/01/33	500,000	500,809
2.01%, 03/01/33	100,000	103,733
2.00%, 02/01/51	3,020,553	3,052,808
2.00%, 03/01/51	2,262,555	2,286,715
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	600,000	599,242
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 4.32%, 06/25/30†	88,790	97,267
(Floating, Prime Rate U.S. + 0.92%), 4.17%, 12/25/30†	189,848	213,384
(Floating, Prime Rate U.S. + 2.33%), 5.58%, 01/25/31†	130,399	152,182
0.73%, 02/15/31	310,910	8,220
(Floating, Prime Rate U.S. + 1.03%), 4.28%, 02/25/31†	243,030	273,587

See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, Prime Rate U.S. + 0.33%), 3.58%, 07/25/31†	$375,000	$ 439,875
(Floating, Prime Rate U.S. + 0.84%), 4.09%, 08/25/31† †††	350,000	397,780
(Floating, Prime Rate U.S. - 0.36%), 2.89%, 12/25/45†	244,927	272,890
(Floating, Prime Rate U.S. + 0.57%), 3.82%, 12/25/45†	247,475	286,882
(Floating, Prime Rate U.S. + 0.12%), 3.37%, 01/25/46†	195,387	224,226
(Floating, Prime Rate U.S. + 0.33%), 3.58%, 04/25/46†	247,439	288,175
Total Mortgage-Backed Securities (Cost $22,462,214)		22,139,399
MUNICIPAL BONDS — 10.0%
Boston Water & Sewer Commission, Revenue Bond
0.97%, 11/01/25	200,000	200,872
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	607,737
Carroll County Water Authority, Revenue Bond, Series B
1.08%, 07/01/25	290,000	290,769
1.96%, 07/01/29	150,000	153,313
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	604,613
City of Bossier Utilities, Revenue Bond (BAM Insured)
1.00%, 10/01/25	370,000	371,469
City of Columbia Waterworks & Sewer System, Revenue Bond, Series B
0.78%, 02/01/25	400,000	399,756
1.29%, 02/01/27	165,000	165,476
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	249,966
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	651,735
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	207,000	209,470
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	401,953
County of Hernando Water & Sewer, Revenue Bond, Series A
1.01%, 06/01/25	300,000	303,224
Coweta County Water & Sewage Authority, Revenue Bond, Series A
2.00%, 06/01/25	200,000	209,152
Cucamonga Valley Water District Financing Authority, Revenue Bond, Series A
0.99%, 09/01/25	150,000	149,832
	Par	Value
Denver City & County Housing Authority, Revenue Bond (HUD Sector 8 Program)
0.84%, 08/01/24	$ 500,000	$ 500,283
Economy Borough Municipal Authority, Revenue Bond, Series A (BAM Insured)
0.42%, 12/15/22	660,000	660,027
Honolulu City & County Board of Water Supply, Revenue Bond, Series B
1.16%, 07/01/26	580,000	582,106
Iowa State Finance Authority, Revenue Bond, Series B
0.47%, 08/01/24	350,000	348,825
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
0.82%, 07/01/25	475,000	474,216
1.52%, 07/01/28	200,000	200,969
Montgomery Water Works & Sanitary Sewer Board, Revenue Bond
2.00%, 09/01/26	400,000	418,876
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	511,633
Nevada Housing Division, Revenue Bond (AMT)
0.04%, 04/15/38±	1,000,000	1,000,000
New York City Housing Development Corporation, Revenue Bond, Series A (AMT)
0.05%, 05/15/39±	2,000,000	2,000,000
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	148,853
0.92%, 11/01/25	200,000	198,071
1.02%, 05/01/26	250,000	246,743
New York State Housing Finance Agency, Revenue Bond (SonyMA Insured)
1.13%, 11/01/25	165,000	164,882
Pontiac Wastewater Treatment Facility Drainage District, Special Assessment Bond (County Gtd.)
2.00%, 06/01/22	545,000	554,034
Regional Transportation District Sales Tax, Revenue Bond, Series A
0.70%, 11/01/25	600,000	593,602
Riverside Community College District, General Obligation
0.82%, 08/01/25	195,000	194,798
Romulus Community Schools, General Obligation, Series B (Q-SBLF Insured)
1.00%, 05/01/25	200,000	200,097
Santa Clara Valley Water District COPS, Series D
1.78%, 06/01/31	440,000	436,962

See Notes to Financial Statements.

	Par	Value
Silicon Valley Clean Water, Revenue Bond, Series A
1.38%, 08/01/27	$ 240,000	$ 241,299
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	531,035
Southeast Texas Housing Finance Corporation, Revenue Bond (AMT)
0.06%, 07/15/41±	235,000	235,000
Spartanburg Sanitary Sewer District, Revenue Bond
1.19%, 03/01/26	300,000	302,061
State of California Department of Water Resources, Revenue Bond
0.51%, 12/01/24	750,000	747,449
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	325,452
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	187,046
Upper Santa Clara Valley Joint Powers Authority, Revenue Bond, Series B
1.18%, 08/01/26	360,000	361,297
Total Municipal Bonds (Cost $17,315,053)		17,334,953
PRIVATE INVESTMENTS — 0.6%
Calvert Impact Capital, Inc. 2.50%, 01/30/26	1,000,000	1,000,000
Waymaker ValueAdd Real Estate Fund LP τ	—	—
Total Private Investments (Cost $1,000,000)		1,000,000

	Shares
COMMON STOCKS — 33.7%
Consumer Discretionary — 1.5%
Home Depot, Inc. (The)	3,100	988,559
NIKE, Inc. Class B	7,700	1,189,573
Tesla, Inc.*	600	407,820
		2,585,952
Consumer Staples — 0.3%
McCormick & Co., Inc. (Non-Voting Shares)	5,500	485,760
Financials — 3.3%
Marsh & McLennan Cos., Inc.	15,300	2,152,404
Progressive Corporation (The)	15,800	1,551,718
Walker & Dunlop, Inc.	19,400	2,024,972
		5,729,094
Health Care — 3.1%
Accolade, Inc.*	12,200	662,582
Encompass Health Corporation	24,800	1,935,144
Humana, Inc.	6,500	2,877,680
		5,475,406
	Shares	Value
Industrials — 3.4%
Evoqua Water Technologies Corporation*	83,000	$ 2,803,740
Westinghouse Air Brake Technologies Corporation	18,800	1,547,240
Xylem, Inc.	13,900	1,667,444
		6,018,424
Information Technology — 18.8%
Adobe, Inc.*	6,200	3,630,968
Autodesk, Inc.*	12,300	3,590,370
Avalara, Inc.*	12,850	2,079,130
Bill.com Holdings, Inc.*	4,780	875,600
Cadence Design Systems, Inc.*	9,900	1,354,518
IPG Photonics Corporation*	11,400	2,402,778
Lam Research Corporation	4,000	2,602,800
Mastercard, Inc. Class A	5,180	1,891,166
Microchip Technology, Inc.	12,750	1,909,185
Microsoft Corporation	20,000	5,418,000
NVIDIA Corporation	3,800	3,040,380
Texas Instruments, Inc.	9,800	1,884,540
Zendesk, Inc.*	14,100	2,035,194
		32,714,629
Materials — 0.8%
Avery Dennison Corporation	6,300	1,324,512
Real Estate — 2.5%
Crown Castle International Corporation REIT	8,200	1,599,820
Equinix, Inc. REIT	2,066	1,658,172
Prologis, Inc. REIT	8,900	1,063,817
		4,321,809
Total Common Stocks (Cost $50,835,233)		58,655,586
FOREIGN COMMON STOCKS — 25.7%
Australia — 0.3%
Nanosonics, Ltd.*	98,500	433,617
Canada — 3.0%
Boralex, Inc. Class A	44,700	1,361,266
Innergex Renewable Energy, Inc.	84,200	1,463,787
Intact Financial Corporation	17,800	2,418,278
		5,243,331
France — 2.5%
Legrand SA	15,800	1,672,273
Orange SA	36,400	414,996
Schneider Electric SE	14,800	2,328,415
		4,415,684
Germany — 2.1%
adidas AG	5,200	1,935,476
Knorr-Bremse AG	14,470	1,664,307
		3,599,783
Hong Kong — 1.9%
AIA Group, Ltd.	188,800	2,346,535
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Linklogis, Inc. Class B 144A *	462,887	$ 1,039,726
		3,386,261
Ireland — 1.5%
Aon PLC Class A	10,789	2,575,982
Japan — 5.3%
Murata Manufacturing Co., Ltd.	24,100	1,840,013
Nidec Corporation	9,600	1,112,561
Nintendo Co., Ltd.	4,400	2,559,323
Shimadzu Corporation	45,800	1,770,656
Shimano, Inc.	7,800	1,850,038
		9,132,591
Jersey — 1.4%
Aptiv PLC*	15,100	2,375,683
Netherlands — 2.0%
ASML Holding NV	2,900	1,992,368
Wolters Kluwer NV	15,200	1,526,943
		3,519,311
Switzerland — 1.3%
TE Connectivity, Ltd.	17,300	2,339,133
Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	24,400	2,931,904
United Kingdom — 2.7%
Atlassian Corporation PLC Class A*	5,200	1,335,672
DS Smith PLC	300,300	1,735,978
SSE PLC	82,300	1,708,253
		4,779,903
Total Foreign Common Stocks (Cost $43,378,351)		44,733,183
MONEY MARKET FUNDS — 6.7%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	11,644,640	11,644,640
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	13,506	13,506
Total Money Market Funds (Cost $11,658,146)		11,658,146
TOTAL INVESTMENTS —99.8% (Cost $164,826,282)		173,688,847
Other Assets in Excess of Liabilities — 0.2%		272,490
NET ASSETS — 100.0%		$173,961,337
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	26.4
Mortgage-Backed Securities	12.7
Municipal Bonds	10.0
Industrials	8.2
Financials	7.5
Money Market Funds	6.7
Corporate Bonds	5.6
Consumer Discretionary	5.0
Health Care	3.4
Utilities	2.6
Real Estate	2.5
Materials	1.8
Communication Services	1.7
Asset-Backed Securities	1.6
Commercial Paper	1.6
Foreign Bonds	1.0
Agency Obligations	0.6
Private Investments	0.6
Consumer Staples	0.3
99.8

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Canadian Dollars/U.S. Dollars	09/2021	6	$ 483,720	$ (12,642)
MSCI EAFE Index	09/2021	45	5,184,225	(134,379)
MSCI Emerging Markets	09/2021	38	2,593,120	(10,194)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	09/2021	3	$ 582,139	$ 3,971
10-Year U.S. Treasury Note	09/2021	(40)	(5,300,000)	(28,125)
Ultra 10-Year U.S. Treasury Note	09/2021	(8)	(1,177,625)	(19,578)
Ultra Long U.S. Treasury Bond	09/2021	33	6,358,688	257,442
2-Year U.S. Treasury Note	09/2021	25	5,508,008	(8,789)
5-Year U.S. Treasury Note	09/2021	8	987,437	(2,500)
Total Futures Contracts outstanding at June 30, 2021			$15,219,712	$ 45,206
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 1,008,146	$ —	$ 1,008,146	$ —
Asset-Backed Securities	2,763,438	—	2,763,438	—
Commercial Paper	2,749,904	—	2,749,904	—
Common Stocks	58,655,586	58,655,586	—	—
Corporate Bonds	9,851,804	—	9,851,804	—
Foreign Bonds	1,794,288	—	1,794,288	—
Foreign Common Stocks	44,733,183	44,733,183	—	—
Money Market Funds	11,658,146	11,658,146	—	—
Mortgage-Backed Securities	22,139,399	—	21,741,619	397,780
Municipal Bonds	17,334,953	—	17,334,953	—
Private Investments	1,000,000	—	1,000,000	—
Total Assets - Investments in Securities	$173,688,847	$115,046,915	$58,244,152	$397,780
Other Financial Instruments***
Futures Contracts	$ 261,413	$ 261,413	$ —	$ —
Total Assets - Other Financial Instruments	$ 261,413	$ 261,413	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (216,207)	$ (216,207)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (216,207)	$ (216,207)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.3%
Communication Services — 11.1%
Activision Blizzard, Inc.	58,450	$ 5,578,468
Alphabet, Inc. Class A*	22,635	55,269,917
Alphabet, Inc. Class C*	23,016	57,685,461
AT&T, Inc.	580,816	16,715,884
Charter Communications, Inc. Class AΔ*	11,090	8,000,881
Comcast Corporation Class A	365,905	20,863,903
Discovery, Inc. Class AΔ*	27,796	852,781
Discovery, Inc. Class CΔ*	15,921	461,391
DISH Network Corporation Class AΔ*	18,408	769,454
Electronic Arts, Inc.	25,211	3,626,098
Facebook, Inc. Class A*	186,055	64,693,184
Fox Corporation Class A	31,129	1,155,820
Fox Corporation Class B	9,099	320,285
Interpublic Group of Cos., Inc. (The)	47,139	1,531,546
Live Nation Entertainment, Inc.Δ*	10,940	958,235
Lumen Technologies, Inc.Δ	121,774	1,654,909
Netflix, Inc.*	34,494	18,220,076
News Corporation Class A	13,865	357,301
News Corporation Class B	13,984	340,510
Omnicom Group, Inc.	24,095	1,927,359
Take-Two Interactive Software, Inc.*	10,102	1,788,256
T-Mobile US, Inc.*	42,902	6,213,497
Twitter, Inc.*	60,429	4,158,119
Verizon Communications, Inc.	331,314	18,563,523
ViacomCBS, Inc. Class B	40,765	1,842,578
Walt Disney Co. (The)*	142,641	25,072,009
		318,621,445
Consumer Discretionary — 11.7%
Advance Auto Parts, Inc.	6,948	1,425,313
Amazon.com, Inc.*	33,032	113,635,365
AutoZone, Inc.*	2,011	3,000,854
Best Buy Co., Inc.	15,833	1,820,478
Booking Holdings, Inc.*	3,419	7,481,080
BorgWarner, Inc.Δ	6,279	304,783
CarMax, Inc.*	16,274	2,101,787
Carnival CorporationΔ*	56,269	1,483,251
Chipotle Mexican Grill, Inc.*	2,169	3,362,687
D.R. Horton, Inc.	20,166	1,822,401
Darden Restaurants, Inc.	9,727	1,420,045
Dollar General Corporation	18,720	4,050,821
Dollar Tree, Inc.*	18,243	1,815,178
Domino’s Pizza, Inc.	3,030	1,413,465
eBay, Inc.	59,500	4,177,495
Etsy, Inc.*	9,267	1,907,519
Expedia Group, Inc.*	10,462	1,712,734
Ford Motor Co.*	322,040	4,785,514
Gap, Inc. (The)	36,887	1,241,248
General Motors Co.*	106,950	6,328,231
Genuine Parts Co.	12,313	1,557,225
Hanesbrands, Inc.	39,392	735,449
Hasbro, Inc.	10,784	1,019,304
Hilton Worldwide Holdings, Inc.*	25,822	3,114,650
Home Depot, Inc. (The)	82,780	26,397,714
	Shares	Value
L Brands, Inc.	18,529	$ 1,335,200
Leggett & Platt, Inc.Δ	4,991	258,584
Lennar Corporation Class AΔ	21,185	2,104,730
LKQ Corporation*	18,658	918,347
Lowe’s Cos., Inc.	58,190	11,287,114
Marriott International, Inc. Class AΔ*	24,143	3,296,002
McDonald’s Corporation	61,562	14,220,206
Mohawk Industries, Inc.*	2,387	458,758
Newell Brands, Inc.	39,118	1,074,571
NIKE, Inc. Class B	98,124	15,159,177
Norwegian Cruise Line Holdings, Ltd.Δ*	15,478	455,208
NVR, Inc.*	266	1,322,898
O’Reilly Automotive, Inc.*	5,716	3,236,456
Pool Corporation	3,147	1,443,403
PulteGroup, Inc.	11,415	622,917
PVH Corporation*	2,959	318,359
Ralph Lauren Corporation	2,058	242,453
Ross Stores, Inc.	25,592	3,173,408
Royal Caribbean Cruises, Ltd.Δ*	15,182	1,294,721
Starbucks Corporation	94,517	10,567,946
Tapestry, Inc.*	24,199	1,052,172
Target Corporation	41,380	10,003,201
Tesla, Inc.*	59,171	40,218,529
TJX Cos., Inc. (The)	90,590	6,107,578
Tractor Supply Co.	7,490	1,393,589
Ulta Beauty, Inc.*	3,840	1,327,757
Under Armour, Inc. Class A*	20,379	431,016
Under Armour, Inc. Class CΔ*	9,410	174,744
VF Corporation	27,573	2,262,089
Whirlpool Corporation	5,249	1,144,387
Yum! Brands, Inc.	25,974	2,987,789
		338,007,900
Consumer Staples — 5.5%
Archer-Daniels-Midland Co.Δ	58,262	3,530,677
Campbell Soup Co.	28,952	1,319,922
Church & Dwight Co., Inc.	27,416	2,336,392
Clorox Co. (The)	12,213	2,197,241
Coca-Cola Co. (The)	351,559	19,022,857
Colgate-Palmolive Co.	61,706	5,019,783
Conagra Brands, Inc.	41,499	1,509,734
Costco Wholesale Corporation	33,471	13,243,471
Estee Lauder Cos., Inc. (The) Class A	18,085	5,752,477
General Mills, Inc.	62,909	3,833,045
Hershey Co. (The)	10,717	1,866,687
Hormel Foods Corporation	43,964	2,099,281
J.M. Smucker Co. (The)	15,075	1,953,268
Kellogg Co.	29,100	1,872,003
Kimberly-Clark Corporation	31,736	4,245,642
Kraft Heinz Co. (The)	63,648	2,595,565
Kroger Co. (The)	64,489	2,470,574
Lamb Weston Holdings, Inc.	17,029	1,373,559
McCormick & Co., Inc. (Non-Voting Shares)	25,400	2,243,328
Mondelez International, Inc. Class A	133,352	8,326,499
Monster Beverage Corporation*	41,035	3,748,547
PepsiCo, Inc.	126,885	18,800,550

See Notes to Financial Statements.

	Shares	Value
Procter & Gamble Co. (The)	192,440	$ 25,965,929
Sysco Corporation	37,870	2,944,392
Tyson Foods, Inc. Class A	27,409	2,021,688
Walgreens Boots Alliance, Inc.	61,239	3,221,784
Walmart, Inc.	107,157	15,111,280
		158,626,175
Energy — 2.6%
APA Corporation	23,559	509,581
Archrock, Inc.	13	116
Baker Hughes Co.	33,215	759,627
Cabot Oil & Gas Corporation	29,892	521,914
Chevron Corporation	153,137	16,039,569
ConocoPhillips	112,555	6,854,600
Devon Energy Corporation	38,557	1,125,479
Diamondback Energy, Inc.	10,890	1,022,462
EOG Resources, Inc.	40,407	3,371,560
Exterran Corporation*	6	29
Exxon Mobil Corporation	332,330	20,963,376
Halliburton Co.	74,621	1,725,238
Hess Corporation	18,891	1,649,562
Kinder Morgan, Inc.	146,006	2,661,689
Marathon Oil Corporation	69,854	951,412
Marathon Petroleum Corporation	50,234	3,035,138
NOV, Inc.*	32,684	500,719
Occidental Petroleum Corporation	79,090	2,473,144
ONEOK, Inc.Δ	35,809	1,992,413
Phillips 66Δ	31,961	2,742,893
Pioneer Natural Resources Co.	11,479	1,865,567
Valero Energy Corporation	31,110	2,429,069
Williams Cos., Inc. (The)	96,309	2,557,004
		75,752,161
Financials — 10.7%
Aflac, Inc.	55,516	2,978,989
Allstate Corporation (The)	28,840	3,761,890
American Express Co.	51,128	8,447,879
American International Group, Inc.	67,569	3,216,284
Ameriprise Financial, Inc.	10,894	2,711,299
Arthur J. Gallagher & Co.	15,093	2,114,227
Assurant, Inc.	2,341	365,617
Bank of America Corporation	562,781	23,203,461
Bank of New York Mellon Corporation (The)	72,967	3,738,099
Berkshire Hathaway, Inc. Class B*	151,362	42,066,527
BlackRock, Inc.	12,151	10,631,760
Capital One Financial Corporation	34,907	5,399,764
Cboe Global Markets, Inc.	8,664	1,031,449
Charles Schwab Corporation (The)	115,219	8,389,095
Cincinnati Financial Corporation	10,988	1,281,421
Citigroup, Inc.	158,895	11,241,821
Citizens Financial Group, Inc.	18,464	846,944
CME Group, Inc.	28,081	5,972,267
Comerica, Inc.	10,547	752,423
Discover Financial Services	22,685	2,683,409
Everest Re Group, Ltd.	3,173	799,628
Fifth Third Bancorp	52,084	1,991,171
First Republic Bank	11,885	2,224,515
Franklin Resources, Inc.	23,495	751,605
	Shares	Value
Globe Life, Inc.	4,186	$ 398,716
Goldman Sachs Group, Inc. (The)	27,330	10,372,555
Hartford Financial Services Group, Inc. (The)	28,747	1,781,452
Huntington Bancshares, Inc.	118,830	1,695,704
Intercontinental Exchange, Inc.	43,068	5,112,172
Invesco, Ltd.	43,478	1,162,167
JPMorgan Chase & Co.	235,021	36,555,166
KeyCorp	64,549	1,332,937
Lincoln National Corporation	19,455	1,222,552
Loews Corporation	3,079	168,267
M&T Bank Corporation	10,059	1,461,673
MarketAxess Holdings, Inc.	2,840	1,316,596
Marsh & McLennan Cos., Inc.	39,915	5,615,242
MetLife, Inc.	64,005	3,830,699
Moody’s Corporation	11,483	4,161,095
Morgan Stanley	115,671	10,605,874
MSCI, Inc.	5,076	2,705,914
Nasdaq, Inc.	9,140	1,606,812
Northern Trust Corporation	16,617	1,921,258
People’s United Financial, Inc.	11,480	196,767
PNC Financial Services Group, Inc. (The)	34,137	6,511,974
Principal Financial Group, Inc.	22,421	1,416,783
Progressive Corporation (The)	45,104	4,429,664
Prudential Financial, Inc.	36,128	3,702,036
Raymond James Financial, Inc.	9,228	1,198,717
Regions Financial Corporation	40,587	819,046
S&P Global, Inc.Δ	17,423	7,151,270
State Street Corporation	30,870	2,539,984
SVB Financial Group*	4,197	2,335,337
Synchrony Financial	55,655	2,700,381
T. Rowe Price Group, Inc.Δ	15,490	3,066,555
Travelers Cos., Inc. (The)	21,004	3,144,509
Truist Financial Corporation	104,234	5,784,987
U.S. Bancorp	117,801	6,711,123
Unum Group	8,642	245,433
W.R. Berkley Corporation	11,267	838,603
Wells Fargo & Co.	304,959	13,811,593
Zions Bancorp NA	7,446	393,596
		306,626,753
Health Care — 11.8%
Abbott Laboratories	143,145	16,594,800
ABIOMED, Inc.*	4,950	1,544,945
Agilent Technologies, Inc.	39,257	5,802,577
Alexion Pharmaceuticals, Inc.*	24,651	4,528,635
Align Technology, Inc.*	6,636	4,054,596
Amgen, Inc.	55,832	13,609,050
Anthem, Inc.	21,194	8,091,869
Baxter International, Inc.	41,154	3,312,897
Becton, Dickinson and Co.	23,381	5,686,025
Biogen, Inc.*	17,105	5,922,948
Bio-Rad Laboratories, Inc. Class A*	3,122	2,011,473
Boston Scientific Corporation*	120,221	5,140,650
Bristol-Myers Squibb Co.	237,755	15,886,789
Cardinal Health, Inc.	27,527	1,571,516
Catalent, Inc.*	23,719	2,564,498
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Centene Corporation*	48,859	$ 3,563,287
Cerner Corporation	28,126	2,198,328
Charles River Laboratories International, Inc.*	3,836	1,419,013
Cigna Corporation	29,323	6,951,604
CVS Health Corporation	104,298	8,702,625
Danaher Corporation	51,667	13,865,356
DaVita, Inc.*	13,768	1,658,080
DENTSPLY SIRONA, Inc.	26,241	1,660,006
DexCom, Inc.Δ*	7,150	3,053,050
Edwards Lifesciences Corporation*	57,327	5,937,357
Eli Lilly and Co.	73,112	16,780,666
Gilead Sciences, Inc.	142,431	9,807,799
HCA Healthcare, Inc.	23,088	4,773,213
Henry Schein, Inc.*	11,738	870,842
Hologic, Inc.*	29,305	1,955,230
Humana, Inc.	10,676	4,726,479
IDEXX Laboratories, Inc.*	7,551	4,768,834
Illumina, Inc.*	12,688	6,004,089
Incyte Corporation*	27,837	2,341,927
Intuitive Surgical, Inc.*	9,533	8,766,928
IQVIA Holdings, Inc.*	33,184	8,041,147
Johnson & Johnson	230,802	38,022,322
Laboratory Corporation of America Holdings*	7,436	2,051,221
McKesson Corporation	13,291	2,541,771
Mettler-Toledo International, Inc.*	2,501	3,464,735
PerkinElmer, Inc.	16,506	2,548,691
Quest Diagnostics, Inc.	16,017	2,113,764
Regeneron Pharmaceuticals, Inc.*	10,941	6,110,986
ResMed, Inc.	11,820	2,913,866
Stryker Corporation	26,037	6,762,590
Teleflex, Inc.	4,060	1,631,267
UnitedHealth Group, Inc.	74,142	29,689,423
Universal Health Services, Inc. Class B	6,340	928,366
Vertex Pharmaceuticals, Inc.*	29,389	5,925,704
Viatris, Inc.	188,114	2,688,149
Waters Corporation*	6,921	2,391,967
West Pharmaceutical Services, Inc.	5,815	2,088,167
Zimmer Biomet Holdings, Inc.	21,341	3,432,060
Zoetis, Inc.	61,152	11,396,287
		340,870,464
Industrials — 7.8%
3M Co.	48,160	9,566,021
A.O. Smith Corporation	16,217	1,168,597
Alaska Air Group, Inc.*	10,021	604,367
American Airlines Group, Inc.Δ*	38,478	816,118
AMETEK, Inc.	16,745	2,235,457
Boeing Co. (The)*	41,191	9,867,716
C.H. Robinson Worldwide, Inc.	12,459	1,167,035
Carrier Global Corporation	63,362	3,079,393
Caterpillar, Inc.	44,540	9,693,240
Cintas Corporation	6,438	2,459,316
Copart, Inc.*	11,178	1,473,596
CSX Corporation	195,759	6,279,949
Cummins, Inc.	10,680	2,603,891
	Shares	Value
Deere & Co.	24,563	$ 8,663,616
Delta Air Lines, Inc.*	53,443	2,311,944
Dover Corporation	13,712	2,065,027
Emerson Electric Co.	55,944	5,384,051
Equifax, Inc.	8,312	1,990,807
Expeditors International of Washington, Inc.	6,818	863,159
Fastenal Co.	36,004	1,872,208
FedEx Corporation	19,831	5,916,182
Fortive CorporationΔ	28,093	1,959,206
Fortune Brands Home & Security, Inc.	13,017	1,296,623
Generac Holdings, Inc.Δ*	4,876	2,024,271
General Dynamics Corporation	20,407	3,841,822
General Electric Co.	659,185	8,872,630
Honeywell International, Inc.	55,553	12,185,551
Howmet Aerospace, Inc.*	32,372	1,115,863
Huntington Ingalls Industries, Inc.	2,805	591,154
IDEX Corporation	5,716	1,257,806
IHS Markit, Ltd.	29,494	3,322,794
Illinois ToolWorks, Inc.	22,337	4,993,660
Ingersoll-Rand, Inc.*	14,300	697,983
J.B. Hunt Transport Services, Inc.	3,269	532,684
Jacobs Engineering Group, Inc.	4,647	620,003
Kansas City Southern	10,006	2,835,400
L3Harris Technologies, Inc.	16,801	3,631,536
Leidos Holdings, Inc.	10,893	1,101,282
Lockheed Martin Corporation	19,185	7,258,645
Masco Corporation	23,878	1,406,653
Norfolk Southern Corporation	19,839	5,265,469
Northrop Grumman Corporation	12,728	4,625,737
Old Dominion Freight Line, Inc.	7,428	1,885,226
Otis Worldwide Corporation	31,681	2,590,555
PACCAR, Inc.	22,794	2,034,364
Parker-Hannifin Corporation	8,815	2,707,175
Quanta Services, Inc.	5,431	491,886
Raytheon Technologies Corporation	117,008	9,981,952
Republic Services, Inc.	19,655	2,162,247
Robert Half International, Inc.	4,920	437,732
Rockwell Automation, Inc.Δ	8,494	2,429,454
Rollins, Inc.	21,375	731,025
Roper Technologies, Inc.	6,043	2,841,419
Snap-on, Inc.	5,899	1,318,014
Southwest Airlines Co.*	45,685	2,425,417
Stanley Black & Decker, Inc.	10,352	2,122,056
Teledyne Technologies, Inc.*	3,269	1,369,123
Textron, Inc.	19,700	1,354,769
TransDigm Group, Inc.*	3,870	2,505,012
Union Pacific Corporation	55,813	12,274,953
United Airlines Holdings, Inc.Δ*	19,397	1,014,269
United Parcel Service, Inc. Class B	50,421	10,486,055
United Rentals, Inc.*	5,421	1,729,353
Verisk Analytics, Inc.	12,729	2,224,011
W.W. Grainger, Inc.	3,321	1,454,598
Waste Management, Inc.	33,085	4,635,539
Westinghouse Air Brake Technologies CorporationΔ	11,295	929,579

See Notes to Financial Statements.

	Shares	Value
Xylem, Inc.	9,669	$ 1,159,893
		224,814,138
Information Technology — 26.0%
Adobe, Inc.*	36,755	21,525,198
Advanced Micro Devices, Inc.*	90,596	8,509,682
Akamai Technologies, Inc.*	6,606	770,260
Amphenol Corporation Class A	37,070	2,535,959
Analog Devices, Inc.Δ	29,267	5,038,607
ANSYS, Inc.*	7,710	2,675,833
Apple, Inc.	1,219,464	167,017,789
Applied Materials, Inc.	71,724	10,213,498
Arista Networks, Inc.*	4,638	1,680,394
Autodesk, Inc.*	15,847	4,625,739
Automatic Data Processing, Inc.	33,997	6,752,484
Broadcom, Inc.	32,313	15,408,131
Broadridge Financial Solutions, Inc.	6,807	1,099,535
Cadence Design Systems, Inc.*	18,580	2,542,116
CDW Corporation	11,000	1,921,150
Cisco Systems, Inc.	338,843	17,958,679
Citrix Systems, Inc.	9,508	1,115,003
Cognizant Technology Solutions Corporation Class A	43,559	3,016,896
Corning, Inc.	59,799	2,445,779
DXC Technology Co.*	18,725	729,152
Enphase Energy, Inc.*	9,739	1,788,373
F5 Networks, Inc.*	2,480	462,917
Fidelity National Information Services, Inc.	47,995	6,799,452
Fiserv, Inc.*	43,328	4,631,330
FleetCor Technologies, Inc.*	6,254	1,601,399
Fortinet, Inc.*	9,885	2,354,508
Gartner, Inc.*	5,295	1,282,449
Global Payments, Inc.	22,769	4,270,098
Hewlett Packard Enterprise Co.	113,804	1,659,262
HP, Inc.	114,004	3,441,781
Intel Corporation	315,916	17,735,524
International Business Machines Corporation	72,240	10,589,662
Intuit, Inc.	19,008	9,317,151
IPG Photonics Corporation*	2,807	591,631
Jack Henry & Associates, Inc.	5,530	904,210
Juniper Networks, Inc.	15,019	410,770
Keysight Technologies, Inc.*	13,420	2,072,182
KLA Corporation	11,211	3,634,718
Lam Research Corporation	10,705	6,965,743
Mastercard, Inc. Class A	68,771	25,107,604
Maxim Integrated Products, Inc.	19,970	2,104,039
Microchip Technology, Inc.	20,515	3,071,916
Micron Technology, Inc.*	84,017	7,139,765
Microsoft Corporation	585,923	158,726,541
Monolithic Power Systems, Inc.	3,300	1,232,385
Motorola Solutions, Inc.	13,048	2,829,459
NetApp, Inc.	21,788	1,782,694
NortonLifeLock, Inc.	47,298	1,287,452
NVIDIA Corporation	48,222	38,582,422
Oracle Corporation	151,041	11,757,031
Paychex, Inc.	27,668	2,968,776
	Shares	Value
Paycom Software, Inc.*	3,850	$ 1,399,360
PayPal Holdings, Inc.Δ*	91,628	26,707,729
PTC, Inc.*	8,101	1,144,347
Qorvo, Inc.*	4,807	940,490
QUALCOMM, Inc.	91,816	13,123,261
salesforce.com, Inc.*	70,558	17,235,203
ServiceNow, Inc.*	14,510	7,973,970
Skyworks Solutions, Inc.	15,074	2,890,440
Synopsys, Inc.*	13,432	3,704,411
Teradyne, Inc.	12,953	1,735,184
Texas Instruments, Inc.	69,952	13,451,770
Trimble, Inc.*	19,275	1,577,273
Tyler Technologies, Inc.*	3,141	1,420,894
VeriSign, Inc.*	7,867	1,791,237
Visa, Inc. Class AΔ	132,519	30,985,593
Western Digital Corporation*	24,973	1,777,328
Western Union Co. (The)	39,393	904,857
Xilinx, Inc.	18,364	2,656,169
Zebra Technologies Corporation Class A*	4,187	2,216,975
		748,321,619
Materials — 2.1%
Air Products and Chemicals, Inc.	16,602	4,776,063
Albemarle Corporation	8,321	1,401,756
Avery Dennison Corporation	3,272	687,905
Ball Corporation	26,240	2,125,965
Celanese Corporation	9,582	1,452,631
CF Industries Holdings, Inc.	17,082	878,869
Corteva, Inc.	55,219	2,448,963
Dow, Inc.	55,219	3,494,258
DuPont de Nemours, Inc.	47,302	3,661,648
Eastman Chemical Co.	14,389	1,679,916
Ecolab, Inc.	16,680	3,435,580
FMC Corporation	5,397	583,955
Freeport-McMoRan, Inc.	112,863	4,188,346
International Flavors & Fragrances, Inc.	19,185	2,866,239
International Paper Co.	43,581	2,671,951
Martin Marietta Materials, Inc.	5,969	2,099,954
Mosaic Co. (The)	26,057	831,479
Newmont Corporation	67,991	4,309,270
Nucor Corporation	32,443	3,112,257
Packaging Corporation of America	6,567	889,303
PPG Industries, Inc.	18,443	3,131,068
Sealed Air Corporation	10,710	634,567
Sherwin-Williams Co. (The)	19,044	5,188,538
Vulcan Materials Co.	11,222	1,953,413
Westrock Co.	21,818	1,161,154
		59,665,048
Real Estate — 2.6%
Alexandria Real Estate Equities, Inc. REITΔ	4,819	876,769
American Tower Corporation REIT	34,001	9,185,030
AvalonBay Communities, Inc. REIT	11,730	2,447,934
Boston Properties, Inc. REIT	11,272	1,291,659
CBRE Group, Inc. Class A*	26,915	2,307,423
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Crown Castle International Corporation REIT	35,778	$ 6,980,288
Digital Realty Trust, Inc. REIT	20,200	3,039,292
Duke Realty Corporation REIT	32,547	1,541,100
Equinix, Inc. REIT	6,878	5,520,283
Equity Residential REIT	36,341	2,798,257
Essex Property Trust, Inc. REIT	5,627	1,688,156
Extra Space Storage, Inc. REIT	8,534	1,398,040
Federal Realty Investment Trust REIT	2,600	304,642
Healthpeak Properties, Inc. REIT	46,597	1,551,214
Host Hotels & Resorts, Inc. REIT*	47,435	810,664
Iron Mountain, Inc. REITΔ	32,755	1,386,192
Kimco Realty Corporation REIT	56,971	1,187,845
Mid-America Apartment Communities, Inc. REIT	7,607	1,281,171
Prologis, Inc. REIT	53,710	6,419,956
Public Storage REIT	13,141	3,951,367
Realty Income Corporation REIT	28,647	1,911,901
Regency Centers Corporation REITΔ	15,104	967,713
SBA Communications Corporation REIT	9,082	2,894,433
Simon Property Group, Inc. REIT	25,427	3,317,715
UDR, Inc. REITΔ	16,995	832,415
Ventas, Inc. REIT	33,547	1,915,534
Vornado Realty Trust REIT	15,993	746,393
Welltower, Inc. REITΔ	31,626	2,628,121
Weyerhaeuser Co. REIT	66,786	2,298,774
		73,480,281
Utilities — 2.4%
AES Corporation (The)	56,201	1,465,160
Alliant Energy Corporation	6,500	362,440
Ameren Corporation	19,884	1,591,515
American Electric Power Co., Inc.	43,060	3,642,445
American Water Works Co., Inc.	13,583	2,093,548
Atmos Energy Corporation	8,640	830,390
CenterPoint Energy, Inc.	50,231	1,231,664
CMS Energy Corporation	24,417	1,442,556
Consolidated Edison, Inc.	33,879	2,429,802
Dominion Energy, Inc.	72,926	5,365,166
DTE Energy Co.	16,224	2,102,630
Duke Energy Corporation	63,450	6,263,784
Edison International	25,039	1,447,755
Entergy Corporation	11,610	1,157,517
Evergy, Inc.	17,247	1,042,236
Eversource Energy	22,827	1,831,639
Exelon Corporation	65,931	2,921,403
FirstEnergy Corporation	37,260	1,386,445
NextEra Energy, Inc.	157,748	11,559,773
NiSource, Inc.	23,079	565,436
NRG Energy, Inc.	19,377	780,893
Pinnacle West Capital CorporationΔ	4,108	336,733
	Shares	Value
PPL Corporation	73,784	$ 2,063,739
Public Service Enterprise Group, Inc.	46,751	2,792,905
Sempra Energy	20,984	2,779,960
Southern Co. (The)	81,308	4,919,947
WEC Energy Group, Inc.	26,694	2,374,431
Xcel Energy, Inc.	35,982	2,370,494
		69,152,406
Total Common Stocks (Cost $1,450,605,369)		2,713,938,390
FOREIGN COMMON STOCKS — 3.2%
Curacao — 0.1%
Schlumberger NV	121,737	3,896,801
Ireland — 2.3%
Accenture PLC Class A	48,630	14,335,638
Allegion PLCΔ	11,277	1,570,886
Aon PLC Class A	19,060	4,550,765
Eaton Corporation PLC	34,612	5,128,806
Johnson Controls International PLC	75,803	5,202,360
Linde PLC	42,397	12,256,973
Medtronic PLC	104,997	13,033,278
Pentair PLC	6,692	451,643
Seagate Technology Holdings PLC	24,342	2,140,392
STERIS PLC	7,533	1,554,058
Trane Technologies PLC	16,206	2,984,173
Willis Towers Watson PLC	8,889	2,044,648
		65,253,620
Jersey — 0.1%
Amcor PLC	120,129	1,376,678
Aptiv PLC*	18,385	2,892,512
		4,269,190
Netherlands — 0.3%
LyondellBasell Industries NV Class A	27,312	2,809,585
NXP Semiconductor NV	21,486	4,420,100
		7,229,685
Switzerland — 0.4%
Chubb, Ltd.	35,583	5,655,562
Garmin, Ltd.	8,253	1,193,714
TE Connectivity, Ltd.	28,610	3,868,358
		10,717,634
United Kingdom — 0.0%
Nielsen Holdings PLCΔ	40,749	1,005,278
Total Foreign Common Stocks (Cost $59,683,619)		92,372,208
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	67,268,163	67,268,163

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	419,707	$ 419,707
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	157,459	157,459
Total Money Market Funds (Cost $67,845,329)		67,845,329
TOTAL INVESTMENTS — 99.9% (Cost $1,578,134,317)		2,874,155,927
Other Assets in Excess of Liabilities — 0.1%		4,046,183
NET ASSETS — 100.0%		$2,878,202,110
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	26.9
Health Care	12.3
Consumer Discretionary	11.9
Financials	11.1
Communication Services	11.1
Industrials	8.4
Consumer Staples	5.5
Energy	2.8
Materials	2.6
Real Estate	2.5
Utilities	2.4
Money Market Funds	2.4
99.9
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500 ® E-Mini	09/2021	315	$67,545,450	$913,639
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$2,713,938,390	$2,713,938,390	$ —	$ —
Foreign Common Stocks	92,372,208	92,372,208	—	—
Money Market Funds	67,845,329	67,845,329	—	—
Total Assets - Investments in Securities	$2,874,155,927	$2,874,155,927	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 913,639	$ 913,639	$ —	$ —
Total Assets - Other Financial Instruments	$ 913,639	$ 913,639	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 85.8%
Communication Services — 6.4%
Altice USA, Inc. Class A*	503,593	$ 17,192,665
AT&T, Inc.	198,239	5,705,319
Comcast Corporation Class A	451,491	25,744,017
Discovery, Inc. Class AΔ*	159,469	4,892,509
Fox Corporation Class A	110,254	4,093,731
T-Mobile US, Inc.*	31,999	4,634,415
Verizon Communications, Inc.	341,807	19,151,446
ViacomCBS, Inc. Class B	141,672	6,403,574
		87,817,676
Consumer Discretionary — 9.1%
Advance Auto Parts, Inc.	94,310	19,346,753
Aramark	295,120	10,993,220
Darden Restaurants, Inc.	36,063	5,264,837
Dick's Sporting Goods, Inc.Δ	29,224	2,927,953
Dollar General Corporation	65,392	14,150,175
Lennar Corporation Class A	177,200	17,604,820
Lowe’s Cos., Inc.	127,462	24,723,804
Ralph Lauren Corporation	99,781	11,755,200
Target Corporation	72,132	17,437,190
		124,203,952
Consumer Staples — 4.2%
Colgate-Palmolive Co.	57,268	4,658,752
Conagra Brands, Inc.	266,809	9,706,511
Kimberly-Clark Corporation	29,219	3,908,918
Lamb Weston Holdings, Inc.	118,402	9,550,305
Mondelez International, Inc. Class A	120,512	7,524,769
PepsiCo, Inc.	71,998	10,667,944
Post Holdings, Inc.*	52,705	5,716,911
Walmart, Inc.	41,879	5,905,777
		57,639,887
Energy — 4.4%
Baker Hughes Co.	244,325	5,587,713
Chevron Corporation	196,368	20,567,584
Exxon Mobil Corporation	46,129	2,909,817
Hess Corporation	118,089	10,311,531
Phillips 66Δ	137,908	11,835,265
Pioneer Natural Resources Co.	26,911	4,373,576
Valero Energy Corporation	61,011	4,763,739
		60,349,225
Financials — 19.7%
Aflac, Inc.	111,965	6,008,042
Allstate Corporation (The)	35,966	4,691,405
American Express Co.	37,719	6,232,310
American International Group, Inc.	294,771	14,031,100
Ameriprise Financial, Inc.	23,393	5,822,050
Bank of New York Mellon Corporation (The)	232,717	11,922,092
Berkshire Hathaway, Inc. Class B*	91,271	25,366,036
BlackRock, Inc.	13,745	12,026,463
Blackstone Group, Inc. (The) Class A	38,500	3,739,890
Cincinnati Financial Corporation	49,000	5,714,380
Citigroup, Inc.	185,449	13,120,517
	Shares	Value
Fidelity National Financial, Inc.	149,576	$ 6,500,573
Franklin Resources, Inc.	109,675	3,508,503
Goldman Sachs Group, Inc. (The)	38,373	14,563,705
Intercontinental Exchange, Inc.	75,238	8,930,751
JPMorgan Chase & Co.	202,405	31,482,074
Marsh & McLennan Cos., Inc.	64,490	9,072,453
MetLife, Inc.	119,351	7,143,157
Morgan Stanley	55,500	5,088,795
Northern Trust Corporation	80,131	9,264,746
Progressive Corporation (The)	87,710	8,613,999
Reinsurance Group of America, Inc.	66,357	7,564,698
Signature Bank	15,785	3,877,585
Truist Financial Corporation	149,533	8,299,081
U.S. Bancorp	244,962	13,955,485
Wells Fargo & Co.	404,089	18,301,191
Zions Bancorp NA	60,726	3,209,976
		268,051,057
Health Care — 10.6%
Anthem, Inc.	38,861	14,837,130
Becton, Dickinson and Co.	39,503	9,606,735
Bristol-Myers Squibb Co.	85,647	5,722,932
Centene Corporation*	110,343	8,047,315
Cerner Corporation	133,003	10,395,514
CVS Health Corporation	139,267	11,620,438
Gilead Sciences, Inc.	75,839	5,222,274
Johnson & Johnson	227,434	37,467,477
McKesson Corporation	32,745	6,262,154
Molina Healthcare, Inc.*	31,865	8,063,757
UnitedHealth Group, Inc.	35,945	14,393,816
Universal Health Services, Inc. Class B	24,535	3,592,660
Zimmer Biomet Holdings, Inc.	53,855	8,660,961
		143,893,163
Industrials — 11.6%
AECOM*	165,895	10,504,472
Deere & Co.	43,210	15,240,599
Emerson Electric Co.	96,732	9,309,488
Fastenal Co.	121,181	6,301,412
General Dynamics Corporation	30,631	5,766,592
General Electric Co.	625,468	8,418,799
Hubbell, Inc.	21,029	3,929,058
J.B. Hunt Transport Services, Inc.	79,399	12,938,067
Jacobs Engineering Group, Inc.	25,181	3,359,649
L3Harris Technologies, Inc.	13,978	3,021,345
Lockheed Martin Corporation	16,823	6,364,982
Norfolk Southern Corporation	35,060	9,305,275
Quanta Services, Inc.	53,158	4,814,520
Raytheon Technologies Corporation	222,862	19,012,357
Republic Services, Inc.	50,704	5,577,947
Stanley Black & Decker, Inc.	42,684	8,749,793
Teledyne Technologies, Inc.€*	0	96
Textron, Inc.	110,657	7,609,882
United Parcel Service, Inc. Class B	85,944	17,873,774
		158,098,107

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Information Technology — 11.0%
Apple, Inc.	86,992	$ 11,914,424
Broadcom, Inc.	35,904	17,120,463
Cisco Systems, Inc.	395,047	20,937,491
Cognizant Technology Solutions Corporation Class A	157,604	10,915,653
Corning, Inc.	116,060	4,746,854
Fiserv, Inc.*	49,104	5,248,727
HP, Inc.	118,350	3,572,987
Intel Corporation	119,760	6,723,326
International Business Machines Corporation	46,774	6,856,601
Micron Technology, Inc.*	41,140	3,496,077
Microsoft Corporation	39,260	10,635,534
ON Semiconductor Corporation*	185,772	7,111,352
Oracle Corporation	139,970	10,895,265
Paychex, Inc.	61,332	6,580,924
QUALCOMM, Inc.	33,953	4,852,902
Texas Instruments, Inc.	97,418	18,733,481
		150,342,061
Materials — 4.0%
Air Products and Chemicals, Inc.	26,484	7,618,917
Corteva, Inc.	288,831	12,809,655
DuPont de Nemours, Inc.	52,251	4,044,750
Freeport-McMoRan, Inc.	210,127	7,797,813
International Flavors & Fragrances, Inc.	121,484	18,149,709
Sonoco Products Co.	69,861	4,673,701
		55,094,545
Real Estate — 1.1%
Crown Castle International Corporation REIT	43,806	8,546,551
Jones Lang LaSalle, Inc.*	17,675	3,454,756
Weyerhaeuser Co. REIT	92,901	3,197,652
		15,198,959
Utilities — 3.7%
AES Corporation (The)	273,310	7,125,192
Atmos Energy Corporation	110,288	10,599,780
Dominion Energy, Inc.	106,044	7,801,657
Duke Energy Corporation	56,502	5,577,877
Edison International	47,844	2,766,340
Exelon Corporation	141,829	6,284,443
Pinnacle West Capital CorporationΔ	90,411	7,410,990
	Shares	Value
Sempra Energy	21,890	$ 2,899,987
		50,466,266
Total Common Stocks (Cost $882,222,142)		1,171,154,898
FOREIGN COMMON STOCKS — 10.6%
Canada — 0.4%
Open Text Corporation	102,497	5,206,847
France — 0.8%
TotalEnergies SE ADR	231,778	10,490,272
Germany — 0.7%
Siemens AG	64,021	10,143,483
Ireland — 4.0%
Johnson Controls International PLC	155,292	10,657,690
Medtronic PLC	273,879	33,996,600
Willis Towers Watson PLC	41,073	9,447,612
		54,101,902
Japan — 0.5%
Nintendo Co., Ltd. ADRΔ	87,130	6,319,539
Singapore — 0.3%
Flex, Ltd.*	272,494	4,869,468
Switzerland — 2.8%
Chubb, Ltd.	87,865	13,965,263
Nestle SA ADRΔ	70,009	8,732,923
Roche Holding AG	30,954	11,660,650
TE Connectivity, Ltd.	28,720	3,883,231
		38,242,067
United Kingdom — 1.1%
Unilever PLC ADRΔ	264,268	15,459,678
Total Foreign Common Stocks (Cost $117,949,999)		144,833,256
MONEY MARKET FUNDS — 3.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	44,263,719	44,263,719
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	1,891,124	1,891,124

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	138,794	$ 138,794
Total Money Market Funds (Cost $46,293,637)		46,293,637
TOTAL INVESTMENTS — 99.8% (Cost $1,046,465,778)		1,362,281,791
Other Assets in Excess of Liabilities — 0.2%		2,118,724
NET ASSETS — 100.0%		$1,364,400,515
PORTFOLIO SUMMARY (based on net assets)
%
Financials	21.4
Health Care	13.9
Industrials	13.1
Information Technology	12.0
Consumer Discretionary	9.1
Communication Services	6.9
Consumer Staples	6.0
Energy	5.2
Materials	4.0
Utilities	3.7
Money Market Funds	3.4
Real Estate	1.1
99.8
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2021	218	$46,745,740	$557,568
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/21	U.S. Dollars	15,898,792	British Pounds	11,422,038	JPM	$ 95,218
09/30/21	U.S. Dollars	20,590,190	Euro	17,262,788	CS	80,473
09/30/21	U.S. Dollars	11,823,214	Swiss Francs	10,847,091	MSCS	70,115
09/30/21	Euro	363,019	U.S. Dollars	431,027	CS	271
Subtotal Appreciation						$246,077
09/30/21	Swiss Francs	236,087	U.S. Dollars	257,760	MSCS	$ (1,953)
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/21	British Pounds	490,865	U.S. Dollars	684,803	JPM	$ (5,640)
Subtotal Depreciation						$ (7,593)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$238,484
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,171,154,898	$1,171,154,898	$ —	$ —
Foreign Common Stocks	144,833,256	144,833,256	—	—
Money Market Funds	46,293,637	46,293,637	—	—
Total Assets - Investments in Securities	$1,362,281,791	$1,362,281,791	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 246,077	$ —	$246,077	$ —
Futures Contracts	557,568	557,568	—	—
Total Assets - Other Financial Instruments	$ 803,645	$ 557,568	$246,077	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (7,593)	$ —	$ (7,593)	$ —
Total Liabilities - Other Financial Instruments	$ (7,593)	$ —	$ (7,593)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 87.8%
Communication Services — 14.4%
Alphabet, Inc. Class A*	8,287	$ 20,235,114
Alphabet, Inc. Class C*	16,061	40,254,006
Charter Communications, Inc. Class AΔ*	9,422	6,797,502
Electronic Arts, Inc.	85,077	12,236,625
Facebook, Inc. Class A*	278,128	96,707,887
Match Group, Inc.Δ*	142,014	22,899,758
Netflix, Inc.*	32,353	17,089,178
Pinterest, Inc. Class A*	89,320	7,051,814
Sea, Ltd. ADRΔ*	127,009	34,876,671
Walt Disney Co. (The)*	185,773	32,653,320
Warner Music Group Corporation Class A	133,662	4,817,178
Zillow Group, Inc. Class CΔ*	44,128	5,393,324
		301,012,377
Consumer Discretionary — 12.1%
Advance Auto Parts, Inc.	54,447	11,169,258
Airbnb, Inc. Class A*	25,880	3,963,263
Amazon.com, Inc.*	38,170	131,310,907
Booking Holdings, Inc.*	3,889	8,509,482
Carvana Co.*	12,363	3,731,401
Chewy, Inc. Class AΔ*	119,471	9,523,033
DoorDash, Inc. Class AΔ*	21,755	3,879,569
Floor & Decor Holdings, Inc. Class A*	49,947	5,279,398
Home Depot, Inc. (The)	51,232	16,337,372
Lululemon Athletica, Inc.*	23,314	8,508,911
Starbucks Corporation	140,218	15,677,774
Tractor Supply Co.	47,460	8,830,408
Ulta Beauty, Inc.*	34,975	12,093,306
Yum China Holdings, Inc.	87,339	5,786,209
Yum! Brands, Inc.	69,432	7,986,763
		252,587,054
Consumer Staples — 3.4%
Colgate-Palmolive Co.	197,926	16,101,280
Costco Wholesale Corporation	22,077	8,735,207
Estee Lauder Cos., Inc. (The) Class A	41,714	13,268,389
Grocery Outlet Holding CorporationΔ*	80,770	2,799,488
Monster Beverage Corporation*	323,212	29,525,416
		70,429,780
Financials — 0.8%
FactSet Research Systems, Inc.	25,834	8,670,149
SEI Investments Co.	143,365	8,884,329
		17,554,478
Health Care — 10.2%
Align Technology, Inc.*	14,282	8,726,302
Amgen, Inc.	41,450	10,103,438
BioMarin Pharmaceutical, Inc.*	65,973	5,504,787
Cerner Corporation	98,712	7,715,330
Danaher Corporation	26,647	7,150,989
DexCom, Inc.*	41,190	17,588,130
Edwards Lifesciences Corporation*	165,257	17,115,667
Illumina, Inc.*	32,280	15,275,219
	Shares	Value
Intuitive Surgical, Inc.*	35,444	$ 32,595,720
Regeneron Pharmaceuticals, Inc.*	29,759	16,621,592
Sarepta Therapeutics, Inc.*	55,191	4,290,548
UnitedHealth Group, Inc.	54,077	21,654,594
Veeva Systems, Inc. Class A*	32,608	10,139,458
Vertex Pharmaceuticals, Inc.*	21,727	4,380,815
Zoetis, Inc.	189,620	35,337,583
		214,200,172
Industrials — 9.4%
Boeing Co. (The)*	116,484	27,904,907
Cintas Corporation	33,398	12,758,036
CoStar Group, Inc.*	70,640	5,850,405
Deere & Co.	72,733	25,653,656
Expeditors International of Washington, Inc.	137,267	17,378,002
IDEX Corporation	43,741	9,625,207
IHS Markit, Ltd.	120,333	13,556,716
L3Harris Technologies, Inc.	46,558	10,063,512
Raytheon Technologies Corporation	125,154	10,676,888
Roper Technologies, Inc.	22,712	10,679,182
Uber Technologies, Inc.*	467,542	23,433,205
United Parcel Service, Inc. Class B	85,607	17,803,688
W.W. Grainger, Inc.	27,527	12,056,826
		197,440,230
Information Technology — 35.4%
Adobe, Inc.*	67,373	39,456,324
Akamai Technologies, Inc.*	84,330	9,832,878
Apple, Inc.	822,226	112,612,073
Autodesk, Inc.*	142,701	41,654,422
Automatic Data Processing, Inc.	24,812	4,928,159
Cisco Systems, Inc.	199,162	10,555,586
Coupa Software, Inc.*	12,011	3,148,203
Fidelity National Information Services, Inc.	73,529	10,416,853
Intuit, Inc.	53,563	26,254,976
Mastercard, Inc. Class A	46,851	17,104,832
Microsoft Corporation	305,678	82,808,170
Nutanix, Inc. Class A*	126,446	4,832,766
NVIDIA Corporation	81,413	65,138,541
Oracle Corporation	323,389	25,172,600
Palo Alto Networks, Inc.*	39,913	14,809,719
PayPal Holdings, Inc.*	62,966	18,353,330
QUALCOMM, Inc.	216,168	30,896,892
salesforce.com, Inc.*	184,298	45,018,473
ServiceNow, Inc.*	46,564	25,589,246
Snowflake, Inc. Class AΔ*	16,745	4,048,941
Splunk, Inc.*	71,228	10,298,144
Square, Inc. Class A*	65,482	15,964,512
Twilio, Inc. Class A*	29,982	11,817,705
UiPath, Inc. Class AΔ*	63,538	4,316,136
Visa, Inc. Class AΔ	352,953	82,527,471
VMware, Inc. Class AΔ*	50,654	8,103,120
Workday, Inc. Class A*	69,322	16,549,934
Xperi Holding Corporation	3	67
		742,210,073

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Materials — 1.0%
Ecolab, Inc.	40,822	$ 8,408,107
Sherwin-Williams Co. (The)	47,091	12,829,943
		21,238,050
Real Estate — 1.1%
Equinix, Inc. REIT	13,643	10,949,872
SBA Communications Corporation REIT	40,305	12,845,203
		23,795,075
Total Common Stocks (Cost $993,528,991)		1,840,467,289
FOREIGN COMMON STOCKS — 8.7%
Canada — 1.0%
Shopify, Inc. Class A*	14,242	20,807,277
China — 1.8%
Alibaba Group Holding, Ltd. ADR*	168,394	38,188,391
Curacao — 0.5%
Schlumberger NV	323,865	10,366,919
Ireland — 0.1%
Eaton Corporation PLC	14,310	2,120,456
Israel — 0.2%
Fiverr International, Ltd.*	16,776	4,068,012
Jersey — 0.6%
Aptiv PLC*	74,617	11,739,493
Netherlands — 1.6%
ASML Holding NV	13,800	9,533,592
NXP Semiconductor NV	117,708	24,214,890
		33,748,482
Switzerland — 2.1%
Alcon, Inc.Δ	129,930	9,128,882
Novartis AG ADR	206,983	18,885,129
Roche Holding AG ADR	337,832	15,874,725
		43,888,736
United Kingdom — 0.8%
Atlassian Corporation PLC Class A*	63,946	16,425,169
Total Foreign Common Stocks (Cost $129,014,412)		181,352,935
	Shares	Value
MONEY MARKET FUNDS — 3.9%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	72,061,857	$ 72,061,857
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	9,552,584	9,552,584
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,061,262	1,061,262
Total Money Market Funds (Cost $82,675,703)		82,675,703
TOTAL INVESTMENTS — 100.4% (Cost $1,205,219,106)		2,104,495,927
Liabilities in Excess of Other Assets — (0.4)%		(7,927,258)
NET ASSETS — 100.0%		$2,096,568,669
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	38.8
Consumer Discretionary	14.6
Communication Services	14.4
Health Care	12.3
Industrials	9.5
Money Market Funds	4.0
Consumer Staples	3.4
Real Estate	1.1
Materials	1.0
Financials	0.8
Energy	0.5
100.4

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	09/2021	349	$74,836,070	$1,022,601

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,840,467,289	$1,840,467,289	$ —	$ —
Foreign Common Stocks	181,352,935	181,352,935	—	—
Money Market Funds	82,675,703	82,675,703	—	—
Total Assets - Investments in Securities	$2,104,495,927	$2,104,495,927	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 1,022,601	$ 1,022,601	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,022,601	$ 1,022,601	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.0%
Communication Services — 2.5%
ATN International, Inc.	17,311	$ 787,477
Bandwidth, Inc. Class AΔ*	23,908	3,297,391
Cinemark Holdings, Inc.Δ*	47,006	1,031,782
comScore, Inc.*	42,720	213,600
Cumulus Media, Inc. Class AΔ*	5,813	85,160
CuriosityStream, Inc.Δ*	107,962	1,472,602
Entravision Communications Corporation Class A	221,972	1,482,773
Gray Television, Inc.	64,339	1,505,533
iHeartMedia, Inc. Class A*	57,900	1,559,247
Madison Square Garden Sports Corporation*	773	133,397
Marchex, Inc. Class B*	4,671	14,293
News Corporation Class A	7,962	205,181
Nexstar Media Group, Inc. Class A	7,922	1,171,505
Shenandoah Telecommunications Co.	24,100	1,169,091
TEGNA, Inc.	39,973	749,893
Telephone & Data Systems, Inc.	62,409	1,414,188
Townsquare Media, Inc. Class A*	17,247	219,899
TrueCar, Inc.*	54,602	308,501
United States Cellular CorporationΔ*	15,570	565,347
WideOpenWest, Inc.*	10,250	212,278
Yelp, Inc.*	80,613	3,221,296
		20,820,434
Consumer Discretionary — 12.5%
2U, Inc.Δ*	47,900	1,995,993
Adtalem Global Education, Inc.*	27,923	995,176
American Axle & Manufacturing Holdings, Inc.*	122,558	1,268,475
American Eagle Outfitters, Inc.Δ	132,934	4,989,013
American Public Education, Inc.*	17,268	489,375
At Home Group, Inc.*	27,888	1,027,394
Bassett Furniture Industries, Inc.Δ	7,723	188,055
Beazer Homes USA, Inc.*	46,805	902,868
Bluegreen Vacations Holding Corporation*	1,717	30,906
Boot Barn Holdings, Inc.*	14,100	1,185,105
Brinker International, Inc.*	40,532	2,506,904
Brunswick Corporation	20,010	1,993,396
Callaway Golf Co.Δ*	57,800	1,949,594
Carriage Services, Inc.	5,433	200,858
Casper Sleep, Inc.Δ*	15,100	124,424
Children's Place, Inc. (The)Δ*	12,400	1,153,944
Chuy's Holdings, Inc.*	26,119	973,194
Container Store Group, Inc. (The)*	10,800	140,832
Cooper-Standard Holdings, Inc.*	18,176	527,104
Cracker Barrel Old Country Store, Inc.	12,015	1,783,747
Dana, Inc.	78,329	1,861,097
Dave & Buster's Entertainment, Inc.*	36,095	1,465,457
Del Taco Restaurants, Inc.	45,713	457,587
Dick's Sporting Goods, Inc.Δ	18,465	1,850,008
Dillard's, Inc. Class AΔ	11,011	1,991,670
Goodyear Tire & Rubber Co. (The)*	110,401	1,893,377
	Shares	Value
Hayward Holdings, Inc.Δ*	47,725	$ 1,241,804
Helen of Troy, Ltd.Δ*	8,226	1,876,515
Hibbett, Inc.*	17,744	1,590,395
Hilton Grand Vacations, Inc.*	44,100	1,825,299
Jack in the Box, Inc.	22,010	2,452,794
KB Home	54,811	2,231,904
Kontoor Brands, Inc.Δ	4,820	271,896
La-Z-Boy, Inc.	31,164	1,154,315
Leslie's, Inc.Δ*	115,500	3,175,095
Malibu Boats, Inc. Class A*	78,802	5,778,551
MarineMax, Inc.Δ*	39,261	1,913,581
Modine Manufacturing Co.*	36,517	605,817
Mohawk Industries, Inc.*	1,873	359,972
National Vision Holdings, Inc.Δ*	65,600	3,354,128
ODP Corporation (The)*	22,797	1,094,484
OneSpaWorld Holdings, Ltd.Δ*	171,300	1,659,897
OneWater Marine, Inc. Class AΔ	31,632	1,329,493
Penske Automotive Group, Inc.	40,875	3,085,654
Planet Fitness, Inc. Class A*	45,000	3,386,250
RealReal, Inc. (The)Δ*	89,700	1,772,472
Red Robin Gourmet Burgers, Inc.Δ*	47,091	1,559,183
Signet Jewelers, Ltd.Δ*	14,965	1,209,022
Skyline Champion Corporation*	42,406	2,260,240
Sonic Automotive, Inc. Class A	14,679	656,738
Steven Madden, Ltd.	71,758	3,140,130
Strattec Security CorporationΔ*	1,920	85,363
Tapestry, Inc.*	48,981	2,129,694
Taylor Morrison Home Corporation Class A*	82,889	2,189,927
Tenneco, Inc. Class A*	95,743	1,849,755
Texas Roadhouse, Inc.	32,097	3,087,731
Tilly's, Inc. Class A	17,009	271,804
Unifi, Inc.*	11,616	282,966
Universal Technical Institute, Inc.*	10,271	66,659
Vera Bradley, Inc.Δ*	2,994	37,096
Vista Outdoor, Inc.Δ*	36,911	1,708,241
Visteon Corporation*	17,500	2,116,450
Wendy's Co. (The)	59,730	1,398,877
Wingstop, Inc.Δ	15,700	2,474,791
YETI Holdings, Inc.*	43,530	3,996,925
		104,627,461
Consumer Staples — 2.3%
Albertsons Cos., Inc. Class AΔ	18,043	354,725
Andersons, Inc. (The)Δ	16,449	502,188
BJ's Wholesale Club Holdings, Inc.Δ*	101,111	4,810,862
Edgewell Personal Care Co.Δ	58,550	2,570,345
Fresh Del Monte Produce, Inc.Δ	16,001	526,113
Honest Co., Inc. (The)Δ*	18,912	306,185
J&J Snack Foods Corporation	15,773	2,750,969
Landec Corporation*	11,463	128,959
Pilgrim’s Pride Corporation*	4,738	105,089
Post Holdings, Inc.*	673	73,000
Rite Aid CorporationΔ*	19,754	321,990
Simply Good Foods Co. (The)*	60,000	2,190,600
SpartanNash Co.Δ	28,817	556,456

See Notes to Financial Statements.

	Shares	Value
Spectrum Brands Holdings, Inc.	43,579	$ 3,705,958
		18,903,439
Energy — 2.3%
Antero Resources Corporation*	107,527	1,616,131
APA Corporation	8,744	189,133
Arch Resources, Inc.Δ*	19,833	1,130,084
Berry Corporation	33,423	224,603
Bonanza Creek Energy, Inc.Δ	20,975	987,293
Bristow Group, Inc.*	6,056	155,094
ChampionX Corporation*	68,850	1,766,003
Delek US Holdings, Inc.	56,607	1,223,843
DHT Holdings, Inc.	87,500	567,875
Dorian LPG, Ltd.*	26,950	380,534
Earthstone Energy, Inc. Class A*	75,416	834,855
Exterran Corporation*	7,625	36,295
International Seaways, Inc.Δ	28,201	540,895
Nabors Industries, Ltd.Δ*	2,205	251,899
NCS Multistage Holdings, Inc.*	1,539	46,739
Newpark Resources, Inc.*	50,455	174,574
Ovintiv, Inc.	20,797	654,482
Par Pacific Holdings, Inc.*	22,501	378,467
Patterson-UTI Energy, Inc.	132,405	1,316,106
PDC Energy, Inc.	82,576	3,781,155
Peabody Energy CorporationΔ*	59,360	470,725
Plains GP Holdings LP Class AΔ*	23,648	282,357
REX American Resources Corporation*	4,000	360,720
SFL Corporation, Ltd.	44,629	341,412
Targa Resources Corporation	10,027	445,700
World Fuel Services Corporation	35,867	1,138,060
		19,295,034
Financials — 15.4%
1st Source Corporation	2,553	118,612
Alerus Financial Corporation	802	23,266
Amalgamated Financial Corporation	7,301	114,115
A-Mark Precious Metals, Inc.Δ	7,566	351,819
Amerant Bancorp, Inc.*	2,245	47,998
American Equity Investment Life Holding Co.	58,808	1,900,675
American National Bankshares, Inc.	996	30,966
Ameris Bancorp	33,589	1,700,611
Argo Group International Holdings, Ltd.	17,098	886,189
Aspirational Consumer Lifestyle Corporation Class AΔ*	39,400	393,212
Associated Banc-Corp	25,388	519,946
Assurant, Inc.	1,698	265,194
Atlantic Capital Bancshares, Inc.*	4,370	111,260
Axis Capital Holdings, Ltd.	49,269	2,414,674
Banc of California, Inc.	28,553	500,820
Bank First CorporationΔ	933	65,095
Bank of Marin Bancorp	3,903	124,506
Bank of Princeton (The)	700	20,069
BankFinancial Corporation	633	7,242
BankUnited, Inc.	48,191	2,057,274
Bankwell Financial Group, Inc.	2,224	61,471
	Shares	Value
Banner Corporation	5,563	$ 301,570
BayCom CorporationΔ*	1,431	25,686
BCB Bancorp, Inc.	4,310	57,969
Blucora, Inc.*	35,493	614,384
Bridgewater Bancshares, Inc.*	8,386	135,434
Brighthouse Financial, Inc.*	10,726	488,462
Bryn Mawr Bank Corporation	20,153	850,255
Business First Bancshares, Inc.	937	21,504
Byline Bancorp, Inc.	8,086	182,986
Cadence BanCorp	44,730	933,962
Camden National Corporation	2,422	115,675
Capital Bancorp, Inc.*	1,020	20,859
Capital City Bank Group, Inc.	3,249	83,792
Capstar Financial Holdings, Inc.	7,586	155,513
Carter Bankshares, Inc.*	4,771	59,685
CBTX, Inc.	6,076	165,936
Central Pacific Financial Corporation	20,523	534,829
Central Valley Community Bancorp	3,819	76,953
Chemung Financial Corporation	841	37,265
City Holding Co.Δ	18,110	1,362,596
CNB Financial Corporation	2,452	55,955
CNO Financial Group, Inc.	72,911	1,722,158
Community Trust Bancorp, Inc.	4,965	200,487
Cowen, Inc. Class A	29,359	1,205,187
Donegal Group, Inc. Class A	5,357	78,051
Donnelley Financial Solutions, Inc.*	78,655	2,595,615
Eagle Bancorp Montana, Inc.	869	19,987
Eagle Bancorp, Inc.	23,084	1,294,551
Employers Holdings, Inc.	20,317	869,568
Enova International, Inc.*	21,308	728,947
Enstar Group, Ltd.*	1,460	348,823
Enterprise Financial Services Corporation	27,426	1,272,292
Esquire Financial Holdings, Inc.*	1,719	40,740
Essent Group, Ltd.	48,276	2,170,006
Evans Bancorp, Inc.	515	19,106
Evercore, Inc. Class A	10,600	1,492,162
EZCORP, Inc. Class AΔ*	33,756	203,549
FB Financial Corporation	5,204	194,213
Financial Institutions, Inc.	7,086	212,580
First American Financial Corporation	8,703	542,632
First Bancorp	41,750	1,707,992
First BanCorp	132,477	1,579,126
First Business Financial Services, Inc.	1,700	46,019
First Commonwealth Financial Corporation	19,467	273,901
First Financial BancorpΔ	76,516	1,808,073
First Financial Corporation	5,060	206,549
First Foundation, Inc.	33,749	759,690
First Hawaiian, Inc.	20,631	584,683
First Internet Bancorp	2,499	77,419
First Interstate BancSystem, Inc. Class A	39,569	1,655,171
First Mid Bancshares, Inc.Δ	7,376	298,802
First Western Financial, Inc.*	980	25,372
Five Star BancorpΔ*	5,079	122,658
FNB Corporation	132,267	1,630,852
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Focus Financial Partners, Inc. Class A*	49,100	$2,381,350
FS Bancorp, Inc.	690	49,176
Genworth Financial, Inc. Class A*	240,265	937,033
Global Indemnity Group LLC Class A	1,048	27,615
Great Southern Bancorp, Inc.	3,097	166,928
Great Western Bancorp, Inc.	41,581	1,363,441
Green Dot Corporation Class A*	16,883	790,969
Greenlight Capital Re, Ltd. Class AΔ*	14,919	136,210
Guaranty Bancshares, Inc.	1,775	60,474
Hamilton Lane, Inc. Class A	48,221	4,393,897
Hanmi Financial Corporation	23,541	448,691
HarborOne Bancorp, Inc.	25,066	359,446
HBT Financial, Inc.	5,253	91,455
Heartland Financial USA, Inc.	4,209	197,781
Heritage Financial CorporationΔ	4,368	109,287
Heritage Insurance Holdings, Inc.	9,217	79,082
Hilltop Holdings, Inc.	28,797	1,048,211
Home Bancorp, Inc.	799	30,450
Home BancShares, Inc.	73,566	1,815,609
HomeStreet, Inc.	19,240	783,838
HomeTrust Bancshares, Inc.	5,932	165,503
Horace Mann Educators Corporation	2,040	76,337
Independent Bank Corporation	41,507	2,712,925
Independent Bank Group, Inc.Δ	55,340	4,094,053
Investar Holding Corporation	795	18,198
James River Group Holdings, Ltd.	37,405	1,403,436
Kearny Financial Corporation	5,401	64,542
Kemper Corporation	10,143	749,568
Lakeland Bancorp, Inc.	15,918	278,247
Lakeland Financial Corporation	5,584	344,198
LendingClub Corporation*	62,291	1,129,336
LendingTree, Inc.Δ*	14,000	2,966,320
Level One Bancorp, Inc.Δ	920	25,116
Luther Burbank Corporation	1,800	21,348
Macatawa Bank Corporation	5,951	52,071
Merchants Bancorp	6,722	263,771
Meridian Corporation	2,182	57,277
Metropolitan Bank Holding Corporation*	1,806	108,757
Midland States Bancorp, Inc.	5,833	153,233
MidWestOne Financial Group, Inc.	2,974	85,562
MVB Financial Corporation	27,000	1,151,820
Nicolet Bankshares, Inc.*	4,151	291,981
NMI Holdings, Inc. Class A*	69,685	1,566,519
Northeast Bank	1,500	44,805
Northfield Bancorp, Inc.	2,850	46,740
Northrim BanCorp, Inc.	2,640	112,860
OceanFirst Financial Corporation	1,960	40,846
OFG Bancorp	29,975	663,047
Old National BancorpΔ	206,211	3,631,376
Old Second Bancorp, Inc.	7,304	90,570
OP BancorpΔ	3,347	33,671
Origin Bancorp, Inc.	22,669	962,526
Pacific Premier Bancorp, Inc.	102,031	4,314,891
PCB Bancorp	1,000	16,100
	Shares	Value
PCSB Financial Corporation	5,554	$ 100,916
Peapack-Gladstone Financial Corporation	8,906	276,709
PennyMac Financial Services, Inc.	23,854	1,472,269
Preferred BankΔ	1,617	102,308
Premier Financial Corporation	18,669	530,386
Primis Financial Corporation	8,221	125,452
ProAssurance Corporation	22,222	505,550
Professional Holding Corporation Class A*	1,233	22,219
ProSight Global, Inc.*	33,735	430,459
Provident Financial Services, Inc.	31,349	717,579
QCR Holdings, Inc.	14,051	675,713
RBB BancorpΔ	6,004	145,417
Regional Management Corporation	4,245	197,562
Reinsurance Group of America, Inc.	3,396	387,144
Renasant Corporation	11,112	444,480
Riverview Bancorp, Inc.	4,112	29,154
RLI Corporation	10,908	1,140,868
Selective Insurance Group, Inc.	27,757	2,252,481
Shore Bancshares, Inc.Δ	2,576	43,148
Sierra Bancorp	3,346	85,156
Signature Bank	5,488	1,348,127
SiriusPoint, Ltd.*	41,275	415,639
SLM Corporation	12,808	268,200
SmartFinancial, Inc.	2,579	61,922
South Plains Financial, Inc.	506	11,704
South State Corporation	45,678	3,734,633
Southern First Bancshares, Inc.*	2,265	115,877
Spirit of Texas Bancshares, Inc.	2,085	47,621
State Auto Financial Corporation	8,539	146,188
Stewart Information Services Corporation	18,565	1,052,450
Stifel Financial Corporation	41,839	2,713,678
StoneX Group, Inc.*	4,875	295,766
Towne Bank/Portsmouth VA	34,551	1,051,041
TPG Pace Beneficial Finance Corporation Class AΔ*	58,900	758,043
TriCo Bancshares	6,844	291,418
TrustCo Bank Corporation NY	9,239	317,651
UMB Financial Corporation	41,901	3,899,307
Umpqua Holdings Corporation	94,460	1,742,787
United Community Banks, Inc.	67,290	2,153,953
United Fire Group, Inc.	9,225	255,809
United Insurance Holdings Corporation	7,743	44,135
Universal Insurance Holdings, Inc.	12,829	178,067
Unum Group	7,206	204,650
Valley National Bancorp	366,125	4,917,059
Victory Capital Holdings, Inc. Class A	19,700	636,113
Voya Financial, Inc.Δ	4,055	249,382
Washington Federal, Inc.	17,692	562,252
Waterstone Financial, Inc.	10,189	200,316
WesBanco, Inc.	50,045	1,783,103
Western New England Bancorp, Inc.	2,800	22,820

See Notes to Financial Statements.

	Shares	Value
WSFS Financial Corporation	46,860	$ 2,183,207
		128,339,626
Health Care — 16.7%
ACADIA Pharmaceuticals, Inc.*	6,694	163,267
Acceleron Pharma, Inc.*	18,299	2,296,341
Adaptive Biotechnologies Corporation*	29,500	1,205,370
Addus HomeCare CorporationΔ*	25,200	2,198,448
Adverum Biotechnologies, Inc.Δ*	31,496	110,236
Agenus, Inc.*	30,122	165,370
Agios Pharmaceuticals, Inc.Δ*	35,606	1,962,247
Akebia Therapeutics, Inc.Δ*	42,768	162,091
Akero Therapeutics, Inc.Δ*	3,437	85,272
Albireo Pharma, Inc.Δ*	2,079	73,139
Aldeyra Therapeutics, Inc.Δ*	9,550	108,201
Alector, Inc.Δ*	6,902	143,769
Alexion Pharmaceuticals, Inc.*	1,173	215,492
Allakos, Inc.Δ*	1,929	164,679
Allogene Therapeutics, Inc.*	7,204	187,880
Allovir, Inc.Δ*	4,906	96,844
Allscripts Healthcare Solutions, Inc.*	94,398	1,747,307
Alnylam Pharmaceuticals, Inc.*	1,130	191,558
Altimmune, Inc.*	13,077	128,808
ALX Oncology Holdings, Inc.Δ*	3,153	172,406
Amgen, Inc.	953	232,294
Amicus Therapeutics, Inc.*	198,196	1,910,609
AnaptysBio, Inc.Δ*	5,992	155,373
Anavex Life Sciences CorporationΔ*	11,889	271,783
AngioDynamics, Inc.*	19,655	533,240
Anika Therapeutics, Inc.*	1,635	70,779
Annexon, Inc.Δ*	1,984	44,660
Apellis Pharmaceuticals, Inc.Δ*	20,039	1,266,465
Applied Genetic Technologies CorporationΔ*	33,182	129,742
Applied Molecular Transport, Inc.Δ*	3,324	152,040
Apria, Inc.Δ*	26,208	733,824
Arcturus Therapeutics Holdings, Inc.Δ*	5,420	183,413
Arcus Biosciences, Inc.*	47,903	1,315,416
Arcutis Biotherapeutics, Inc.Δ*	2,714	74,065
Ardelyx, Inc.Δ*	20,284	153,753
Arena Pharmaceuticals, Inc.*	2,864	195,325
Arrowhead Pharmaceuticals, Inc.*	2,064	170,940
Assertio Holdings, Inc.*	978	1,526
Atara Biotherapeutics, Inc.*	11,454	178,110
Athenex, Inc.Δ*	29,598	136,743
AtriCure, Inc.*	62,981	4,996,283
Aveanna Healthcare Holdings, Inc.*	125,900	1,557,383
Avid Bioservices, Inc.*	5,683	145,769
Avidity Biosciences, Inc.Δ*	3,578	88,412
Avita Medical, Inc.Δ*	1,779	36,505
Avrobio, Inc.*	7,917	70,382
Beam Therapeutics, Inc.Δ*	2,127	273,766
BioAtla, Inc.Δ*	1,738	73,656
BioCryst Pharmaceuticals, Inc.Δ*	11,211	177,246
Biogen, Inc.*	478	165,517
Biohaven Pharmaceutical Holding Co., Ltd.*	16,496	1,601,432
	Shares	Value
BioLife Solutions, Inc.*	25,300	$1,126,103
BioMarin Pharmaceutical, Inc.*	2,334	194,749
Bioxcel Therapeutics, Inc.Δ*	4,986	144,893
Bluebird Bio, Inc.Δ*	46,166	1,476,389
Blueprint Medicines Corporation*	65,622	5,772,111
Bridgebio Pharma, Inc.Δ*	24,261	1,478,951
C4 Therapeutics, Inc.Δ*	3,326	125,856
CareDx, Inc.*	2,005	183,498
Castlight Health, Inc. Class BΔ*	99,249	261,025
Catalyst Pharmaceuticals, Inc.*	15,233	87,590
Celldex Therapeutics, Inc.Δ*	5,568	186,194
CEL-SCI CorporationΔ*	8,330	72,304
Cerevel Therapeutics Holdings, Inc.Δ*	3,150	80,703
Certara, Inc.Δ*	13,300	376,789
ChemoCentryx, Inc.Δ*	15,264	204,385
Chimerix, Inc.*	7,454	59,632
Chinook Therapeutics, Inc.*	1,839	25,967
Clovis Oncology, Inc.Δ*	32,032	185,786
Codex DNA, Inc.Δ*	33,900	745,800
Coherus Biosciences, Inc.Δ*	12,848	177,688
Computer Programs and Systems, Inc.	6,459	214,633
Concert Pharmaceuticals, Inc.*	15,809	66,714
CONMED CorporationΔ	21,645	2,974,672
Constellation Pharmaceuticals, Inc.*	3,949	133,476
Cortexyme, Inc.Δ*	2,547	134,991
CryoLife, Inc.Δ*	67,609	1,920,096
Cue Biopharma, Inc.Δ*	3,722	43,361
Curis, Inc.Δ*	23,569	190,202
Cytokinetics, Inc.Δ*	8,855	175,240
CytomX Therapeutics, Inc.Δ*	34,366	217,537
Deciphera Pharmaceuticals, Inc.*	5,311	194,436
Denali Therapeutics, Inc.*	2,555	200,414
DermTech, Inc.Δ*	4,608	191,555
Dicerna Pharmaceuticals, Inc.*	4,930	183,988
Dynavax Technologies CorporationΔ*	20,157	198,546
Eagle Pharmaceuticals, Inc.*	1,471	62,959
Editas Medicine, Inc.Δ*	4,854	274,931
Emergent BioSolutions, Inc.*	2,978	187,584
Enanta Pharmaceuticals, Inc.*	5,905	259,879
Epizyme, Inc.Δ*	16,268	135,187
Esperion Therapeutics, Inc.Δ*	6,843	144,729
Exact Sciences Corporation*	1,598	198,647
Exelixis, Inc.*	8,124	148,019
Fate Therapeutics, Inc.*	2,139	185,644
FibroGen, Inc.*	7,029	187,182
Flexion Therapeutics, Inc.Δ*	12,847	105,731
Forma Therapeutics Holdings, Inc.Δ*	6,891	171,517
G1 Therapeutics, Inc.Δ*	8,689	190,637
Generation Bio Co.*	6,193	166,592
Geron CorporationΔ*	35,188	49,615
Gilead Sciences, Inc.	3,283	226,067
Global Blood Therapeutics, Inc.Δ*	4,515	158,115
Gossamer Bio, Inc.Δ*	55,905	453,949
Halozyme Therapeutics, Inc.*	68,374	3,104,863
Harpoon Therapeutics, Inc.*	4,085	56,659
HealthStream, Inc.*	11,096	310,022
Heron Therapeutics, Inc.Δ*	11,925	185,076
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Homology Medicines, Inc.Δ*	69,900	$ 508,173
Humanigen, Inc.Δ*	8,955	155,638
IGM Biosciences, Inc.Δ*	1,820	151,424
ImmunityBio, Inc.Δ*	12,395	177,001
ImmunoGen, Inc.*	28,823	189,944
Immunovant, Inc.Δ*	14,780	156,225
Incyte Corporation*	2,320	195,182
Innovage Holding Corporation*	51,900	1,105,989
Inovio Pharmaceuticals, Inc.Δ*	20,518	190,202
Insmed, Inc.Δ*	79,143	2,252,410
Inspire Medical Systems, Inc.*	13,051	2,522,236
Intellia Therapeutics, Inc.Δ*	2,238	362,355
Intercept Pharmaceuticals, Inc.Δ*	29,493	588,975
Intra-Cellular Therapies, Inc.*	60,800	2,481,856
Invacare CorporationΔ*	26,086	210,514
Invitae CorporationΔ*	6,073	204,842
Ionis Pharmaceuticals, Inc.*	4,787	190,953
Iovance Biotherapeutics, Inc.Δ*	7,798	202,904
Ironwood Pharmaceuticals, Inc.Δ*	16,545	212,934
IVERIC bio, Inc.Δ*	6,827	43,078
Kadmon Holdings, Inc.*	31,325	121,228
KalVista Pharmaceuticals, Inc.Δ*	4,239	101,566
Karuna Therapeutics, Inc.*	1,391	158,560
Karyopharm Therapeutics, Inc.Δ*	17,622	181,859
Keros Therapeutics, Inc.*	1,814	77,041
Kiniksa Pharmaceuticals, Ltd. Class AΔ*	7,198	100,268
Kodiak Sciences, Inc.Δ*	2,243	208,599
Krystal Biotech, Inc.*	1,664	113,152
Kura Oncology, Inc.Δ*	8,398	175,098
Kymera Therapeutics, Inc.Δ*	3,635	176,297
Lannett Co., Inc.Δ*	40,788	190,480
LHC Group, Inc.*	11,000	2,202,860
Ligand Pharmaceuticals, Inc.Δ*	18,371	2,410,091
MacroGenics, Inc.*	8,610	231,265
Madrigal Pharmaceuticals, Inc.*	1,799	175,241
MannKind CorporationΔ*	46,100	251,245
Merit Medical Systems, Inc.*	44,529	2,879,245
Mersana Therapeutics, Inc.*	8,295	112,646
MiMedx Group, Inc.Δ*	6,499	81,302
Mirati Therapeutics, Inc.*	1,117	180,429
Moderna, Inc.*	868	203,963
Molina Healthcare, Inc.*	4,137	1,046,909
Morphic Holding, Inc.*	2,113	121,265
Myovant Sciences, Ltd.Δ*	8,090	184,209
Myriad Genetics, Inc.*	6,441	196,966
NanoString Technologies, Inc.Δ*	31,000	2,008,490
Natera, Inc.Δ*	29,382	3,335,738
National HealthCare Corporation	9,026	630,917
Neoleukin Therapeutics, Inc.*	2,596	23,961
Neurocrine Biosciences, Inc.Δ*	1,894	184,324
NexImmune, Inc.Δ*	24,500	399,840
NextCure, Inc.*	4,665	37,460
NextGen Healthcare, Inc.*	7,250	120,277
Nkarta, Inc.Δ*	3,802	120,485
Novavax, Inc.Δ*	899	190,867
Nurix Therapeutics, Inc.*	5,636	149,523
NuVasive, Inc.*	36,556	2,477,766
	Shares	Value
Ocugen, Inc.Δ*	29,578	$ 237,511
Omnicell, Inc.Δ*	16,214	2,455,610
OPKO Health, Inc.Δ*	50,189	203,265
Organogenesis Holdings, Inc.*	12,351	205,274
ORIC Pharmaceuticals, Inc.Δ*	3,410	60,323
Orthofix Medical, Inc.*	6,653	266,852
Outset Medical, Inc.Δ*	30,600	1,529,388
Passage Bio, Inc.*	5,059	66,981
Phreesia, Inc.*	64,400	3,947,720
PMV Pharmaceuticals, Inc.Δ*	2,384	81,437
Poseida Therapeutics, Inc.Δ*	10,819	108,406
Precigen, Inc.Δ*	16,334	106,498
Precision BioSciences, Inc.*	7,252	90,795
Prelude Therapeutics, Inc.Δ*	3,509	100,463
Premier, Inc. Class A	20,726	721,058
Prestige Consumer Healthcare, Inc.*	55,493	2,891,185
Protagonist Therapeutics, Inc.*	2,852	127,998
PTC Therapeutics, Inc.Δ*	76,347	3,227,188
Pulmonx Corporation*	33,800	1,491,256
Puma Biotechnology, Inc.Δ*	4,143	38,033
Radius Health, Inc.Δ*	5,566	101,524
Recro Pharma, Inc.*	5,800	13,398
Regeneron Pharmaceuticals, Inc.*	372	207,777
REGENXBIO, Inc.*	4,509	175,175
Relay Therapeutics, Inc.Δ*	5,399	197,549
Replimune Group, Inc.*	4,898	188,181
REVOLUTION Medicines, Inc.Δ*	5,390	171,079
Rhythm Pharmaceuticals, Inc.Δ*	6,044	118,342
Rigel Pharmaceuticals, Inc.Δ*	30,669	133,103
Rocket Pharmaceuticals, Inc.Δ*	4,024	178,223
Rubius Therapeutics, Inc.Δ*	6,869	167,672
Sage Therapeutics, Inc.*	2,306	131,004
Sana Biotechnology, Inc.Δ*	6,144	120,791
Sangamo Therapeutics, Inc.Δ*	15,395	184,278
Sarepta Therapeutics, Inc.*	2,135	165,975
Scholar Rock Holding CorporationΔ*	5,094	147,217
Seagen, Inc.*	1,266	199,876
Selecta Biosciences, Inc.*	73,638	307,807
Seres Therapeutics, Inc.Δ*	9,090	216,796
Sesen Bio, Inc.Δ*	44,015	203,349
Shattuck Labs, Inc.Δ*	1,986	57,574
Shockwave Medical, Inc.*	27,380	5,194,807
Silk Road Medical, Inc.Δ*	32,600	1,560,236
Sorrento Therapeutics, Inc.Δ*	20,708	200,660
Spectrum Pharmaceuticals, Inc.*	145,490	545,587
Spero Therapeutics, Inc.Δ*	2,035	28,409
SpringWorks Therapeutics, Inc.*	2,333	192,263
STAAR Surgical Co.*	9,000	1,372,500
Stoke Therapeutics, Inc.Δ*	2,226	74,927
Supernus Pharmaceuticals, Inc.*	63,005	1,939,924
Sutro Biopharma, Inc.Δ*	6,574	122,211
Syndax Pharmaceuticals, Inc.*	9,696	166,480
Tabula Rasa HealthCare, Inc.Δ*	41,186	2,059,300
Tandem Diabetes Care, Inc.*	18,800	1,831,120
Tarsus Pharmaceuticals, Inc.Δ*	36,000	1,043,280
Taysha Gene Therapies, Inc.Δ*	35,800	758,960
TCR2 Therapeutics, Inc.*	7,076	116,117

See Notes to Financial Statements.

	Shares	Value
TG Therapeutics, Inc.Δ*	4,998	$ 193,872
Theravance Biopharma, Inc.Δ*	6,451	93,669
Translate Bio, Inc.Δ*	8,729	240,397
TransMedics Group, Inc.Δ*	47,350	1,571,073
Travere Therapeutics, Inc.*	131,383	1,916,878
Turning Point Therapeutics, Inc.*	2,506	195,518
Twist Bioscience Corporation*	1,596	212,667
Ultragenyx Pharmaceutical, Inc.Δ*	26,402	2,517,431
United Therapeutics Corporation*	1,055	189,278
Vanda Pharmaceuticals, Inc.*	99,104	2,131,727
Varex Imaging Corporation*	38,976	1,045,336
Vaxart, Inc.Δ*	21,656	162,203
Vaxcyte, Inc.Δ*	3,885	87,451
Veracyte, Inc.*	5,012	200,380
Verastem, Inc.Δ*	17,082	69,524
Vericel CorporationΔ*	3,369	176,872
Vertex Pharmaceuticals, Inc.*	1,103	222,398
Viking Therapeutics, Inc.Δ*	12,968	77,678
Vir Biotechnology, Inc.Δ*	4,033	190,680
Xencor, Inc.*	3,444	118,784
Y-mAbs Therapeutics, Inc.*	3,155	106,639
Zentalis Pharmaceuticals, Inc.Δ*	3,365	179,018
ZIOPHARM Oncology, Inc.Δ*	28,707	75,786
		139,835,292
Industrials — 17.2%
ABM Industries, Inc.	43,771	1,941,244
Acacia Research CorporationΔ*	43,913	296,852
ACCO Brands Corporation	63,854	551,060
ACV Auctions, Inc. Class A*	56,600	1,450,658
AGCO Corporation	7,270	947,863
Albany International Corporation Class A	14,915	1,331,313
Allegiant Travel Co.*	10,046	1,948,924
AMERCO	648	381,931
Ameresco, Inc. Class AΔ*	35,497	2,226,372
Apogee Enterprises, Inc.	17,769	723,731
Applied Industrial Technologies, Inc.	25,792	2,348,620
ArcBest Corporation	18,137	1,055,392
Arcosa, Inc.	17,568	1,031,944
Argan, Inc.	5,066	242,104
ASGN, Inc.*	65,310	6,330,498
Astronics Corporation*	26,930	471,544
AZEK Co., Inc. (The)*	81,200	3,447,752
Barnes Group, Inc.	25,885	1,326,606
Barrett Business Services, Inc.	11,963	868,633
Beacon Roofing Supply, Inc.*	30,843	1,642,390
Boise Cascade Co.	69,853	4,075,923
BrightView Holdings, Inc.*	89,321	1,439,855
Brink's Co. (The)	35,934	2,761,169
Builders FirstSource, Inc.*	50,400	2,150,064
Casella Waste Systems, Inc. Class A*	74,969	4,755,284
CECO Environmental Corporation*	54,244	388,387
Charah Solutions, Inc.Δ*	51,370	259,418
Clean Harbors, Inc.*	13,000	1,210,820
Colfax CorporationΔ*	47,879	2,193,337
Columbus McKinnon Corporation	42,807	2,065,010
	Shares	Value
CoreCivic, Inc. REIT*	125,472	$1,313,692
Cornerstone Building Brands, Inc.*	56,054	1,019,062
Covenant Logistics Group, Inc.*	8,793	181,839
Deluxe Corporation	53,277	2,545,042
Driven Brands Holdings, Inc.Δ*	70,000	2,164,400
DXP Enterprises, Inc.*	34,926	1,163,036
Dycom Industries, Inc.Δ*	23,314	1,737,592
Echo Global Logistics, Inc.*	15,101	464,205
EMCOR Group, Inc.	25,263	3,112,149
EnPro Industries, Inc.	8,512	826,941
ESCO Technologies, Inc.	14,661	1,375,348
Exponent, Inc.	17,400	1,552,254
Federal Signal Corporation	60,711	2,442,404
Genco Shipping & Trading, Ltd.Δ	31,430	593,398
GMS, Inc.*	31,681	1,525,123
GP Strategies Corporation*	389	6,115
Graham CorporationΔ	20,994	288,877
Healthcare Services Group, Inc.Δ	20,386	643,586
Hexcel Corporation*	37,900	2,364,960
Hub Group, Inc. Class A*	35,282	2,327,906
Hurco Cos., Inc.	2,783	97,405
Hyster-Yale Materials Handling, Inc.	9,123	665,797
Interface, Inc.	64,473	986,437
Kadant, Inc.	12,673	2,231,589
KAR Auction Services, Inc.Δ*	114,151	2,003,350
Karat Packaging, Inc.Δ*	9,324	189,930
KBR, Inc.Δ	86,935	3,316,570
Kelly Services, Inc. Class A*	14,315	343,131
Kimball International, Inc. Class B	32,485	427,178
Korn Ferry	31,199	2,263,487
L.B. Foster Co. Class A*	3,547	66,116
LSI Industries, Inc.	8,205	65,722
Manitowoc Co., Inc. (The)*	24,540	601,230
ManpowerGroup, Inc.	3,974	472,548
MasTec, Inc.Δ*	13,694	1,452,933
Matrix Service Co.*	14,433	151,546
MRC Global, Inc.*	69,488	653,187
MYR Group, Inc.*	40,390	3,672,259
NOW, Inc.*	92,002	873,099
NV5 Global, Inc.*	11,131	1,051,991
Orion Group Holdings, Inc.*	21,388	122,981
Park-Ohio Holdings CorporationΔ	4,496	144,501
Pitney Bowes, Inc.	75,015	657,882
Powell Industries, Inc.Δ	5,276	163,292
Primoris Services Corporation	23,834	701,435
Proto Labs, Inc.*	22,700	2,083,860
Quanex Building Products Corporation	12,296	305,433
R.R. Donnelley & Sons Co.*	43,993	276,276
Radiant Logistics, Inc.*	13,267	91,940
Resources Connection, Inc.	15,108	216,951
Rexnord Corporation	123,910	6,200,456
Rush Enterprises, Inc. Class A	2,258	97,636
Ryder System, Inc.	1,990	147,917
Saia, Inc.*	5,100	1,068,399
SkyWest, Inc.*	10,481	451,417
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Steelcase, Inc. Class A	65,522	$ 990,037
Sun Country Airlines Holdings, Inc.Δ*	40,900	1,513,709
Tecnoglass, Inc.Δ	44,164	945,110
Tetra Tech, Inc.	33,813	4,126,538
Textainer Group Holdings, Ltd.Δ*	23,428	791,164
Textron, Inc.	5,718	393,227
Timken Co. (The)Δ	25,275	2,036,912
Titan Machinery, Inc.*	1,080	33,415
TriNet Group, Inc.*	36,900	2,674,512
Triumph Group, Inc.*	45,136	936,572
TrueBlue, Inc.*	20,564	578,054
Tutor Perini Corporation*	38,716	536,217
Upwork, Inc.*	17,781	1,036,454
US Ecology, Inc.*	36,130	1,355,598
US Xpress Enterprises, Inc. Class AΔ*	35,780	307,708
USA Truck, Inc.*	2,530	40,657
Vectrus, Inc.*	7,595	361,446
Veritiv Corporation*	10,355	636,004
Wabash National CorporationΔ	27,476	439,616
Werner Enterprises, Inc.	36,911	1,643,278
WESCO International, Inc.*	38,410	3,949,316
WillScot Mobile Mini Holdings Corporation*	168,376	4,692,639
		143,846,691
Information Technology — 14.8%
ADTRAN, Inc.	15,399	317,989
Advanced Energy Industries, Inc.	6,424	724,049
Allegro MicroSystems, Inc.*	98,800	2,736,760
Alpha & Omega Semiconductor, Ltd.*	12,195	370,606
Arlo Technologies, Inc.*	60,391	408,847
Avaya Holdings CorporationΔ*	53,491	1,438,908
Avnet, Inc.	71,042	2,847,363
Bel Fuse, Inc. Class B	4,201	60,494
Belden, Inc.	39,594	2,002,269
Benchmark Electronics, Inc.	24,994	711,329
Blackline, Inc.*	8,763	975,059
Bottomline Technologies de, Inc.*	31,500	1,168,020
Box, Inc. Class A*	29,008	741,154
Brooks Automation, Inc.	47,829	4,557,147
BTRS Holdings, Inc.Δ*	180,300	2,275,386
CalAmp Corporation*	4,500	57,240
Cirrus Logic, Inc.*	4,413	375,635
Coherent, Inc.*	9,568	2,529,205
Cohu, Inc.*	70,100	2,578,979
Comtech Telecommunications CorporationΔ	24,931	602,333
Daktronics, Inc.*	18,631	122,778
Diebold Nixdorf, Inc.*	5,040	64,714
DZS, Inc.*	3,612	74,949
Envestnet, Inc.*	31,200	2,366,832
EVERTEC, Inc.	61,232	2,672,777
Evo Payments, Inc. Class A*	59,800	1,658,852
ExlService Holdings, Inc.*	53,899	5,727,308
GSI Technology, Inc.Δ*	2,400	13,488
I3 Verticals, Inc. Class AΔ*	62,100	1,876,662
IBEX Holdings, Ltd.Δ*	21,160	413,043
	Shares	Value
Ichor Holdings, Ltd.*	13,929	$ 749,380
II-VI, Inc.Δ*	85,296	6,191,637
Information Services Group, Inc.	7,185	42,032
Integral Ad Science Holding Corporation*	79,000	1,625,820
J2 Global, Inc.Δ*	25,242	3,472,037
Kimball Electronics, Inc.*	4,378	95,178
Kulicke & Soffa Industries, Inc.	66,251	4,054,561
Littelfuse, Inc.	8,500	2,165,715
MACOM Technology Solutions Holdings, Inc.*	11,461	734,421
MaxLinear, Inc.*	58,825	2,499,474
Medallia, Inc.Δ*	74,300	2,507,625
NeoPhotonics Corporation*	51,338	524,161
NETGEAR, Inc.*	56,648	2,170,751
NetScout Systems, Inc.Δ*	29,957	854,973
New Relic, Inc.*	33,600	2,250,192
nLight, Inc.Δ*	49,700	1,803,116
Onto Innovation, Inc.*	38,600	2,819,344
PC Connection, Inc.	4,130	191,095
PCTEL, Inc.*	2,350	15,393
Plantronics, Inc.Δ*	30,467	1,271,388
Priority Technology Holdings, Inc.Δ*	116,700	891,588
Q2 Holdings, Inc.*	62,887	6,450,948
Rapid7, Inc.Δ*	38,741	3,666,061
Repay Holdings CorporationΔ*	117,900	2,834,316
Ribbon Communications, Inc.*	42,290	321,827
Sailpoint Technologies Holdings, Inc.Δ*	79,000	4,034,530
ScanSource, Inc.*	8,261	232,382
SecureWorks Corporation Class AΔ*	6,309	116,906
SEMrush Holdings, Inc. Class A*	23,000	529,460
Semtech Corporation*	30,578	2,103,766
Silicon Laboratories, Inc.*	14,350	2,199,138
Smartsheet, Inc. Class A*	36,700	2,654,144
Sprout Social, Inc. Class A*	33,506	2,996,107
Super Micro Computer, Inc.*	9,183	323,058
Synaptics, Inc.Δ*	20,700	3,220,506
Synchronoss Technologies, Inc.Δ*	38,164	137,009
TaskUS, Inc. Class A*	21,383	732,154
Teradata Corporation*	64,460	3,221,066
Unisys Corporation*	22,656	573,423
Varonis Systems, Inc.*	30,903	1,780,631
Veeco Instruments, Inc.Δ*	40,596	975,928
Vertex, Inc. Class AΔ*	55,500	1,217,670
Vonage Holdings Corporation*	259,600	3,740,836
Xerox Holdings Corporation	19,257	452,347
		123,914,269
Materials — 4.0%
AdvanSix, Inc.*	20,519	612,697
American Vanguard Corporation	2,290	40,098
Ashland Global Holdings, Inc.	5,032	440,300
Avient Corporation	30,800	1,514,128
Balchem Corporation	8,592	1,127,786
Clearwater Paper CorporationΔ*	14,816	429,220
Coeur Mining, Inc.Δ*	54,762	486,287
Element Solutions, Inc.	16,949	396,268

See Notes to Financial Statements.

	Shares	Value
Ferro Corporation*	26,726	$ 576,480
Graphic Packaging Holding Co.	214,677	3,894,241
Huntsman Corporation	7,348	194,869
Kaiser Aluminum Corporation	21,970	2,713,075
Kraton Corporation*	14,788	477,504
Minerals Technologies, Inc.	59,713	4,697,622
Neenah, Inc.	35,958	1,804,013
O-I Glass, Inc.*	20,331	332,005
Olin Corporation	2,066	95,573
Olympic Steel, Inc.Δ	7,364	216,428
Pactiv Evergreen, Inc.Δ	130,049	1,959,838
Quaker Chemical CorporationΔ	9,086	2,155,108
Rayonier Advanced Materials, Inc.*	6,000	40,140
Ryerson Holding Corporation*	18,743	273,648
Schnitzer Steel Industries, Inc. Class A	22,061	1,082,092
Stepan Co.	7,403	890,359
Summit Materials, Inc. Class A*	59,288	2,066,187
SunCoke Energy, Inc.	90,122	643,471
Trinseo SAΔ	22,878	1,369,019
Verso Corporation Class A	23,713	419,720
Worthington Industries, Inc.	44,831	2,742,761
		33,690,937
Real Estate — 4.7%
American Assets Trust, Inc. REIT	43,340	1,616,149
Armada Hoffler Properties, Inc. REIT	109,636	1,457,063
Brandywine Realty Trust REITΔ	119,200	1,634,232
Centerspace REIT	8,889	701,342
CorePoint Lodging, Inc. REIT*	20,251	216,686
Cousins Properties, Inc. REIT	38,596	1,419,561
CTO Realty Growth, Inc. REITΔ	4,739	253,631
DiamondRock Hospitality Co. REIT*	108,592	1,053,342
EastGroup Properties, Inc. REIT	14,786	2,431,558
Equity Commonwealth REIT*	64,280	1,684,136
Forestar Group, Inc.Δ*	10,462	218,760
Four Corners Property Trust, Inc. REIT	41,453	1,144,517
Franklin Street Properties Corporation REIT	37,165	195,488
GEO Group, Inc. (The) REITΔ	142,943	1,017,754
Getty Realty Corporation REIT	21,886	681,749
Healthcare Realty Trust, Inc. REIT	14,274	431,075
Highwoods Properties, Inc. REIT	15,312	691,643
Industrial Logistics Properties Trust REIT	9,258	242,004
iStar, Inc. REITΔ	41,499	860,274
Kennedy-Wilson Holdings, Inc.	140,834	2,798,372
Kite Realty Group Trust REIT	122,638	2,699,262
Lexington Realty Trust REITΔ	150,940	1,803,733
National Health Investors, Inc. REITΔ	16,068	1,077,359
National Storage Affiliates Trust REIT	37,698	1,906,011
NETSTREIT Corporation	14,501	334,393
Pebblebrook Hotel Trust REITΔ	53,423	1,258,112
Physicians Realty Trust REIT	129,527	2,392,364
Piedmont Office Realty Trust, Inc. Class A REIT	49,451	913,360
	Shares	Value
PotlatchDeltic Corporation REIT	21,949	$ 1,166,589
Realogy Holdings Corporation*	79,973	1,457,108
Retail Opportunity Investments Corporation REIT	8,343	147,337
Retail Value, Inc. REIT	11,265	245,014
RPT Realty REIT	107,891	1,400,425
Sabra Health Care REIT, Inc.	11,663	212,267
Spirit Realty Capital, Inc. REIT	7,531	360,283
Summit Hotel Properties, Inc. REIT*	40,921	381,793
Weingarten Realty Investors REIT	6,746	216,344
Whitestone REIT	33,354	275,171
		38,996,261
Utilities — 1.6%
Black Hills CorporationΔ	22,830	1,498,333
Hawaiian Electric Industries, Inc.	4,758	201,168
Northwest Natural Holding Co.	2,832	148,737
NorthWestern Corporation	30,561	1,840,383
Portland General Electric Co.	37,740	1,739,059
South Jersey Industries, Inc.Δ	97,397	2,525,504
Southwest Gas Holdings, Inc.	20,847	1,379,863
Spire, Inc.Δ	26,858	1,941,028
Sunnova Energy International, Inc.Δ*	38,200	1,438,612
Vistra Corporation	12,750	236,513
		12,949,200
Total Common Stocks (Cost $594,059,051)		785,218,644
FOREIGN COMMON STOCKS — 2.5%
Canada — 0.2%
DIRTT Environmental SolutionsΔ*	83,216	355,749
Primo Water Corporation	94,674	1,583,896
VBI Vaccines, Inc.Δ*	36,772	123,186
		2,062,831
Ireland — 0.1%
Alkermes PLC*	7,484	183,508
GH Research PLC*	22,200	482,406
Horizon Therapeutics PLC*	1,951	182,691
Prothena Corporation PLC*	2,446	125,749
		974,354
Israel — 0.5%
Global-e Online, Ltd.Δ*	25,800	1,472,664
JFrog, Ltd.Δ*	42,000	1,911,840
Tufin Software Technologies, Ltd.Δ*	72,300	659,376
		4,043,880
Jersey — 1.0%
Mimecast, Ltd.*	25,813	1,369,380
Quotient, Ltd.Δ*	168,100	611,884
WNS Holdings, Ltd. ADR*	74,343	5,937,775
		7,919,039
Netherlands — 0.2%
MYT Netherlands Parent BV ADRΔ*	52,100	1,585,403
uniQure NV*	5,321	163,887
		1,749,290
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sweden — 0.1%
Loomis AB	37,338	$ 1,167,944
United Kingdom — 0.4%
Gates Industrial Corporation PLC*	73,590	1,329,771
LivaNova PLC*	15,725	1,322,630
Luxfer Holdings PLC	20,923	465,537
		3,117,938
Total Foreign Common Stocks (Cost $18,335,591)		21,035,276
MASTER LIMITED PARTNERSHIP — 0.5%
Compass Diversified Holdings	114,269	2,913,860
Enviva Partners LP	25,685	1,346,151
Total Master Limited Partnership (Cost $3,220,899)		4,260,011
RIGHTS — 0.0%
Aduro Biotech, Inc.†††Δ* (Cost $—)	2,714	—
MONEY MARKET FUNDS — 5.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	26,382,380	26,382,380
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	20,470,984	20,470,984
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	6,438	6,438
Total Money Market Funds (Cost $46,859,802)		46,859,802
TOTAL INVESTMENTS — 102.6% (Cost $662,475,343)		857,373,733
Liabilities in Excess of Other Assets — (2.6)%		(21,749,961)
NET ASSETS — 100.0%		$835,623,772
PORTFOLIO SUMMARY (based on net assets)
%
Industrials	17.6
Health Care	17.1
Information Technology	16.0
Financials	15.4
Consumer Discretionary	12.9
Money Market Funds	5.6
Real Estate	4.7
Materials	4.0
Communication Services	2.5
Consumer Staples	2.5
Energy	2.3
Utilities	1.5
Master Limited Partnership	0.5
Rights	—
102.6

See Notes to Financial Statements.

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CME Russell 2000 Index E-Mini	09/2021	238	$27,462,820	$(192,268)
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/30/21	U.S. Dollars	1,153,262	Swedish Kronor	9,818,662	UBS	$4,930
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$4,930
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$785,218,644	$785,218,644	$ —	$ —
Foreign Common Stocks	21,035,276	21,035,276	—	—
Master Limited Partnership	4,260,011	4,260,011	—	—
Money Market Funds	46,859,802	46,859,802	—	—
Rights	—	—	—	—**
Total Assets - Investments in Securities	$857,373,733	$857,373,733	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 4,930	$ —	$ 4,930	$ —
Total Assets - Other Financial Instruments	$ 4,930	$ —	$ 4,930	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (192,268)	$ (192,268)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (192,268)	$ (192,268)	$ —	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCK — 0.0%
Financials — 0.0%
Futu Holdings, Ltd. ADRΔ* (Cost $356,167)	2,522	$ 451,665
FOREIGN COMMON STOCKS — 95.0%
Australia — 6.8%
Afterpay, Ltd.*	10,107	895,698
AGL Energy, Ltd.	36,482	224,349
Ampol, Ltd.	11,404	241,264
APA Group	53,822	359,238
ASX, Ltd.	9,397	547,644
Aurizon Holdings, Ltd.	137,275	382,972
AusNet Services, Ltd.	190,626	250,180
Australia & New Zealand Banking Group, Ltd.	146,614	3,095,182
BHP Group, Ltd.	146,761	5,345,780
BlueScope Steel, Ltd.	20,263	333,709
Brambles, Ltd.	127,137	1,090,763
Cochlear, Ltd.	3,288	620,577
Coles Group, Ltd.	75,057	961,979
Commonwealth Bank of Australia	93,107	6,973,482
Computershare, Ltd.	24,948	316,195
CSL, Ltd.	23,582	5,043,677
Dexus REIT	62,896	503,292
Domino’s Pizza Enterprises, Ltd.	4,484	405,248
Evolution Mining, Ltd.	130,246	439,551
Fortescue Metals Group, Ltd.	82,232	1,439,375
Goodman Group REIT	95,455	1,515,486
GPT Group (The) REIT	130,876	480,937
Insurance Australia Group, Ltd.	109,449	423,539
Lendlease Corporation, Ltd.	34,784	298,949
Macquarie Group, Ltd.	18,842	2,210,443
Magellan Financial Group, Ltd.Δ	5,400	218,119
Medibank Pvt., Ltd.	94,662	224,334
Mirvac Group REIT	247,355	541,671
National Australia Bank, Ltd.	179,315	3,525,995
Newcrest Mining, Ltd.	36,206	686,420
Northern Star Resources, Ltd.	45,766	335,671
Orica, Ltd.	7,637	76,059
Origin Energy, Ltd.	62,971	212,985
Qantas Airways, Ltd.*	66,392	232,025
QBE Insurance Group, Ltd.	71,406	577,815
REA Group, Ltd.	4,130	523,536
Reece, Ltd.	18,888	334,437
Rio Tinto, Ltd.	19,286	1,831,662
Santos, Ltd.	107,596	572,104
Scentre Group REIT	252,947	519,771
SEEK, Ltd.	15,462	384,282
Sonic Healthcare, Ltd.	25,549	735,762
South32, Ltd.	201,814	443,457
Stockland REIT	126,688	442,745
Suncorp Group, Ltd.	65,156	542,876
Sydney Airport*	102,461	444,907
Telstra Corporation, Ltd.	295,063	832,022
Transurban Group	151,919	1,621,248
Vicinity Centres REIT	137,781	159,643
Washington H Soul Pattinson & Co., Ltd.	1,395	35,288
	Shares	Value
Wesfarmers, Ltd.	67,612	$ 2,996,702
Westpac Banking Corporation	181,250	3,508,313
WiseTech Global, Ltd.	14,711	352,268
Woodside Petroleum, Ltd.	43,699	727,868
		58,039,494
Austria — 0.2%
Erste Group Bank AG	19,743	724,314
OMV AGΔ	10,806	614,650
Raiffeisen Bank International AG	5,232	118,493
Verbund AGΔ	5,255	483,846
voestalpine AG	4,506	183,478
		2,124,781
Belgium — 0.8%
Ageas SA/NV	13,514	749,934
Elia Group SA/NVΔ	3,556	375,271
Etablissements Franz Colruyt NV	5,111	285,807
Groupe Bruxelles Lambert SA	11,620	1,299,856
KBC Group NV	13,105	999,174
Proximus SADPΔ	7,723	149,176
Sofina SA	865	373,140
Solvay SA	4,910	624,122
UCB SA	9,658	1,009,606
Umicore SA	9,507	580,556
		6,446,642
Denmark — 2.2%
Ambu A/S Class BΔ	12,493	480,297
AP Moeller - Maersk A/S Class A	549	1,524,988
AP Moeller - Maersk A/S Class B	60	172,454
Chr. Hansen Holding A/SΔ	9,414	849,643
Coloplast A/S Class B	9,701	1,591,761
Danske Bank A/S	52,273	919,805
Demant A/SΔ*	13,113	738,113
DSV Panalpina A/S	11,994	2,797,086
Genmab A/S*	4,030	1,648,950
GN Store Nord A/S	11,286	985,843
Novozymes A/S, B SharesΔ	15,803	1,191,162
Orsted A/S 144AΔ	10,730	1,505,665
Pandora A/S	9,048	1,216,259
Tryg A/SΔ	31,293	768,197
Vestas Wind Systems A/S	61,690	2,408,086
		18,798,309
Finland — 1.2%
Elisa OYJ	7,229	431,332
Fortum OYJ	22,487	620,204
Kesko OYJ, B Shares	12,949	478,286
Kone OYJ Class B	17,941	1,463,620
Neste OYJ	18,827	1,152,817
Nokia OYJ*	280,201	1,500,268
Nordea Bank Abp	175,028	1,948,255
Orion OYJ Class B	7,634	328,136
Sampo OYJ, A Shares	19,367	890,101
Stora Enso OYJ, R Shares	22,882	417,431
UPM-Kymmene OYJ	27,891	1,054,989

See Notes to Financial Statements.

	Shares	Value
Wartsila OYJ Abp	14,669	$ 217,683
		10,503,122
France — 10.2%
Accor SA*	16,778	626,478
Aeroports de ParisΔ*	2,564	333,973
Air Liquide SA	24,987	4,374,921
Alstom SA*	13,424	677,927
Amundi SA 144A	3,229	284,670
Arkema SA	2,715	340,603
Atos SE	4,922	299,400
AXA SA	94,288	2,390,886
BioMerieux	1,757	204,170
BNP Paribas SA	58,384	3,660,129
Bollore SA	53,876	288,753
Bouygues SA	11,283	417,285
Bureau Veritas SA*	15,449	488,742
Capgemini SE	7,893	1,516,178
Carrefour SA	29,587	581,848
Cie de St-Gobain	26,241	1,728,142
Cie Generale des Etablissements Michelin SCA	9,675	1,543,002
CNP Assurances	6,718	114,310
Covivio REIT	3,117	266,554
Credit Agricole SA	66,291	928,634
Danone SA	35,410	2,492,793
Dassault Aviation SA	92	108,216
Dassault Systemes SA	7,719	1,871,749
Edenred	13,754	783,638
Eiffage SA	4,139	421,091
Electricite de France SA	31,565	431,173
Engie SA	92,715	1,270,210
EssilorLuxottica SAΔ	19,793	3,652,801
Eurazeo SE	3,083	268,692
Eurofins Scientific SE*	8,920	1,019,612
Faurecia SE	6,099	299,044
Gecina SA REIT	2,894	443,358
Getlink SEΔ	33,090	515,960
Hermes International	2,758	4,017,562
Iliad SA	1,222	178,805
Ipsen SA	3,144	327,020
Kering SA	4,361	3,811,069
Klepierre REIT	14,221	366,423
L’Oreal SA	13,788	6,144,000
Legrand SA	15,012	1,588,871
Natixis SA	54,091	256,554
Orange SA	111,352	1,269,523
Orpea SA*	3,616	459,853
Publicis Groupe SA	15,079	964,443
Renault SA*	7,966	321,956
Safran SA	18,390	2,549,551
Sanofi	63,339	6,636,210
Sartorius Stedim Biotech	1,344	635,706
Schneider Electric SE	26,102	4,106,506
SCOR SEΔ*	8,564	272,351
SEB SA	1,871	338,105
Societe Generale SA	43,102	1,270,550
Sodexo SA*	8,013	747,761
	Shares	Value
Suez SAΔ*	19,394	$ 461,079
Teleperformance	2,675	1,085,735
Thales SA	9,455	964,617
TotalEnergies SEΔ	123,953	5,607,918
Ubisoft Entertainment SA*	5,285	369,985
Unibail-Rodamco-Westfield CDI*	10,140	43,194
Unibail-Rodamco-Westfield REITΔ*	6,095	527,509
ValeoΔ	12,169	366,074
Veolia Environnement SA	34,427	1,039,732
Vinci SA	28,120	3,000,563
Vivendi SEΔ	34,973	1,174,824
Wendel SE	1,720	231,278
Worldline SA 144A*	13,200	1,235,561
		87,015,830
Germany — 8.3%
adidas AG	9,870	3,673,683
Allianz SE	22,124	5,516,913
Aroundtown SA	49,132	383,339
BASF SE	48,834	3,847,203
Bayerische Motoren Werke AG	21,129	2,237,547
Bechtle AG	1,294	240,358
Beiersdorf AG	7,547	910,546
Brenntag SE	7,869	731,711
Carl Zeiss Meditec AG	1,414	273,210
Commerzbank AG*	39,511	280,258
Continental AG	4,960	729,166
Covestro AG 144A	8,920	576,017
Daimler AG	43,870	3,917,020
Delivery Hero SE 144A*	6,459	853,186
Deutsche Bank AG*	96,500	1,257,072
Deutsche Boerse AG	8,824	1,540,162
Deutsche Lufthansa AG*	24,903	280,228
Deutsche Post AG	49,141	3,342,307
Deutsche Telekom AG	179,835	3,798,220
Deutsche Wohnen SE	14,763	902,920
E.ON SE	119,749	1,384,994
Evonik Industries AG	13,302	446,056
Fresenius Medical Care AG & Co. KGaA	8,805	731,255
Fresenius SE & Co. KGaA	22,478	1,172,612
GEA Group AG	7,555	306,017
Hannover Rueck SE	3,483	582,738
HeidelbergCement AG	7,836	672,150
HelloFresh SE*	7,006	681,038
Henkel AG & Co. KGaA	5,135	472,797
Infineon Technologies AG	62,506	2,506,620
KION Group AG	3,513	374,399
Knorr-Bremse AG	3,578	411,533
LANXESS AG	3,845	263,613
LEG Immobilien SE	2,998	431,740
MTU Aero Engines AG	2,932	726,266
Muenchener Rueckversicherungs-Gesellschaft AG	6,780	1,856,696
Nemetschek SE	2,312	176,879
Puma SE	8,422	1,004,131
Rational AG	243	220,137
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
RWE AG	29,703	$ 1,076,333
SAP SE	52,766	7,435,497
Scout24 AG 144A	3,290	277,447
Siemens AG	37,926	6,008,993
Siemens Energy AG*	18,963	571,578
Siemens Healthineers AG 144A	17,555	1,075,763
Symrise AG	6,729	937,522
TeamViewer AG 144A*	8,356	314,286
Telefonica Deutschland Holding AG	56,298	148,531
Volkswagen AG	1,702	558,623
Vonovia SE	27,917	1,804,753
Zalando SE 144A*	10,454	1,263,755
		71,185,818
Hong Kong — 3.0%
AIA Group, Ltd.	604,400	7,511,894
Bank of East Asia, Ltd. (The)	70,050	130,098
BOC Hong Kong Holdings, Ltd.	203,500	690,626
Chow Tai Fook Jewellery Group, Ltd.	171,800	392,532
CK Asset Holdings, Ltd.	97,557	673,474
CK Hutchison Holdings, Ltd.	149,000	1,161,019
CK Infrastructure Holdings, Ltd.	35,000	208,712
CLP Holdings, Ltd.	91,000	900,120
ESR Cayman, Ltd. 144A*	109,800	370,511
Hang Lung Properties, Ltd.Δ	117,000	284,201
Hang Seng Bank, Ltd.	44,300	884,939
Henderson Land Development Co., Ltd.	67,275	318,859
HKT Trust & HKT, Ltd.	253,000	344,750
Hong Kong & China Gas Co., Ltd.	669,138	1,039,347
Hong Kong Exchanges and Clearing, Ltd.	56,297	3,355,647
Link REIT	125,610	1,217,386
MTR Corporation, Ltd.	93,963	523,408
New World Development Co., Ltd.	79,466	412,974
Power Assets Holdings, Ltd.	77,000	472,554
Sino Land Co., Ltd.	292,958	461,833
Sun Hung Kai Properties, Ltd.	65,000	968,600
Swire Pacific, Ltd. Class A	22,500	152,573
Swire Properties, Ltd.	63,800	190,226
Techtronic Industries Co., Ltd.	73,000	1,274,912
WH Group, Ltd. 144A	557,000	500,735
Wharf Real Estate Investment Co., Ltd.	109,000	633,843
Xinyi Glass Holdings, Ltd.	96,000	391,330
		25,467,103
Ireland — 0.7%
CRH PLC	39,610	1,996,121
DCC PLC	5,616	459,747
James Hardie Industries PLC CDI	26,392	896,015
Kerry Group PLC Class A	8,753	1,222,631
Kingspan Group PLC	7,807	737,239
Smurfit Kappa Group PLC	17,166	931,222
		6,242,975
Israel — 0.5%
Azrieli Group, Ltd.	1,239	87,220
Bank Hapoalim BM*	48,532	389,429
	Shares	Value
Bank Leumi Le-Israel BM*	65,831	$ 499,969
Check Point Software Technologies, Ltd.*	4,629	537,566
CyberArk Software, Ltd.*	2,381	310,173
Elbit Systems, Ltd.	1,618	209,437
ICL Group, Ltd.	976	6,619
Israel Discount Bank, Ltd. Class A*	52,953	252,084
Nice, Ltd.*	2,756	673,075
Teva Pharmaceutical Industries, Ltd. ADR*	51,301	507,880
Wix.com, Ltd.*	2,346	680,997
		4,154,449
Italy — 1.8%
Amplifon SpA	5,903	291,459
Assicurazioni Generali SpA	40,263	807,076
Atlantia SpA*	29,878	540,983
DiaSorin SpAΔ	692	130,876
Enel SpA	393,766	3,656,824
Eni SpA	112,690	1,372,300
FinecoBank Banca Fineco SpA*	27,715	483,087
Infrastrutture Wireless Italiane SpA 144AΔ	26,318	296,837
Intesa Sanpaolo SpA	725,698	2,004,527
Mediobanca Banca di Credito Finanziario SpA*	21,353	249,395
Moncler SpA	14,899	1,008,050
Nexi SpA 144A*	24,702	542,165
Poste Italiane SpA 144AΔ	25,999	343,736
Prysmian SpA	8,844	317,015
Recordati Industria Chimica e Farmaceutica SpA	7,624	435,736
Snam SpAΔ	106,584	616,112
Telecom Italia SpAΔ	623,814	309,855
Terna Rete Elettrica Nazionale SpA	90,920	677,468
UniCredit SpA	99,177	1,170,111
		15,253,612
Japan — 22.3%
ABC-Mart, Inc.	100	5,734
Acom Co., Ltd.	3,200	13,941
Advantest Corporation	10,700	964,103
Aeon Co., Ltd.	30,800	827,562
AGC, Inc.	7,200	302,012
Aisin CorporationΔ	5,800	247,986
Ajinomoto Co., Inc.	31,600	820,329
ANA Holdings, Inc.*	7,400	173,984
Asahi Intecc Co., Ltd.	7,400	176,915
Asahi Kasei Corporation	73,700	809,675
Astellas Pharma, Inc.	106,900	1,861,452
Azbil Corporation	5,900	244,561
Bandai Namco Holdings, Inc.Δ	9,100	631,377
Bridgestone Corporation	31,400	1,428,750
Brother Industries, Ltd.	11,600	231,488
Canon, Inc.	47,800	1,081,249
Capcom Co., Ltd.	8,400	245,736
Casio Computer Co., Ltd.	10,000	167,154
Central Japan Railway Co.	7,300	1,107,206
Chubu Electric Power Co., Inc.	38,800	474,282

See Notes to Financial Statements.

	Shares	Value
Chugai Pharmaceutical Co., Ltd.	42,000	$1,664,197
Concordia Financial Group, Ltd.	10,800	39,566
CyberAgent, Inc.	22,800	489,473
Dai Nippon Printing Co., Ltd.	10,500	222,013
Daifuku Co., Ltd.	4,700	426,869
Dai-ichi Life Holdings, Inc.	47,600	871,492
Daiichi Sankyo Co., Ltd.	96,700	2,084,236
Daikin Industries, Ltd.	11,900	2,216,220
Daito Trust Construction Co., Ltd.	3,500	382,781
Daiwa House Industry Co., Ltd.	24,600	738,476
Daiwa House REIT Investment Corporation	101	297,741
Daiwa Securities Group, Inc.	49,000	269,093
Denso Corporation	21,400	1,459,927
Dentsu Group, Inc.	10,700	382,848
Disco Corporation	1,500	458,391
East Japan Railway Co.	17,000	1,213,007
Eisai Co., Ltd.	18,700	1,838,944
ENEOS Holdings, Inc.	137,150	573,933
FANUC Corporation	8,900	2,146,591
Fast Retailing Co., Ltd.	2,900	2,183,060
Fuji Electric Co., Ltd.	2,700	126,135
FUJIFILM Holdings Corporation	21,200	1,572,229
Fujitsu, Ltd.	8,800	1,647,599
GLP J-REIT	117	201,784
GMO Payment Gateway, Inc.	1,900	247,473
Hakuhodo DY Holdings, Inc.	7,900	122,594
Hamamatsu Photonics KK	6,400	385,976
Hankyu Hanshin Holdings, Inc.	13,100	403,866
Hikari Tsushin, Inc.	1,200	210,739
Hino Motors, Ltd.	18,000	158,297
Hirose Electric Co., Ltd.	605	88,494
Hisamitsu Pharmaceutical Co., Inc.Δ	3,300	162,483
Hitachi Metals, Ltd.*	2,000	38,238
Hitachi, Ltd.	45,600	2,610,933
Honda Motor Co., Ltd.	82,400	2,633,062
Hoshizaki Corporation	2,100	178,442
Hoya Corporation	18,800	2,492,677
Ibiden Co., Ltd.	1,800	97,052
Idemitsu Kosan Co., Ltd.	8,736	210,979
Iida Group Holdings Co., Ltd.	2,500	64,359
Inpex Corporation	43,600	325,347
Isuzu Motors, Ltd.	18,100	239,009
Ito En, Ltd.	16,200	960,961
ITOCHU Corporation	55,600	1,601,512
Japan Airlines Co., Ltd.*	6,100	131,834
Japan Exchange Group, Inc.	24,800	551,384
Japan Metropolitan Fund Invest REIT	228	247,097
Japan Post Bank Co., Ltd.	34,300	288,059
Japan Post Holdings Co., Ltd.*	72,100	590,779
Japan Post Insurance Co., Ltd.	12,400	229,260
Japan Real Estate Investment Corporation REITΔ	46	282,803
JFE Holdings, Inc.Δ	23,900	279,886
JSR Corporation	2,200	66,538
Kajima Corporation	17,500	221,635
Kakaku.com, Inc.	3,900	117,778
Kansai Electric Power Co., Inc. (The)	34,300	327,115
	Shares	Value
Kansai Paint Co., Ltd.	1,400	$ 35,676
Kao Corporation	24,200	1,488,879
KDDI Corporation	80,200	2,501,400
Keio Corporation	7,300	429,083
Keisei Electric Railway Co., Ltd.	5,400	172,312
Keyence Corporation	9,500	4,794,680
Kikkoman Corporation	9,000	593,816
Kintetsu Group Holdings Co., Ltd.*	11,300	396,688
Kobayashi Pharmaceutical Co., Ltd.	2,300	196,471
Kobe Bussan Co., Ltd.	11,500	362,303
Koito Manufacturing Co., Ltd.	4,300	267,456
Komatsu, Ltd.	48,600	1,207,618
Konami Holdings CorporationΔ	5,500	330,213
Kose Corporation	1,400	220,280
Kubota Corporation	49,500	1,001,184
KuritaWater Industries, Ltd.	900	43,179
Kyocera Corporation	16,300	1,007,682
Kyowa Kirin Co., Ltd.	18,400	652,559
Lasertec Corporation	4,200	816,220
Lawson, Inc.	3,900	180,440
Lion CorporationΔ	11,600	196,509
Lixil Corporation	11,900	307,743
M3, Inc.	20,000	1,460,552
Makita Corporation	7,900	371,907
Marubeni Corporation	64,200	558,294
Mazda Motor Corporation*	20,700	194,525
McDonald’s Holdings Co. Japan, Ltd.Δ	8,800	388,136
Medipal Holdings Corporation	4,500	85,953
MEIJI Holdings Co., Ltd.	8,000	478,869
Mercari, Inc.Δ*	6,500	345,200
MINEBEA MITSUMI, Inc.	13,700	362,431
MISUMI Group, Inc.	9,900	335,065
Mitsubishi Chemical Holdings Corporation	60,200	505,844
Mitsubishi Corporation	66,600	1,815,246
Mitsubishi Electric Corporation	82,100	1,191,649
Mitsubishi Estate Co., Ltd.	63,800	1,031,700
Mitsubishi Gas Chemical Co., Inc.	5,500	116,639
Mitsubishi HC Capital, Inc.Δ	38,900	208,340
Mitsubishi Heavy Industries, Ltd.	13,700	403,126
Mitsubishi UFJ Financial Group, Inc.	618,900	3,343,102
Mitsui & Co., Ltd.	81,900	1,843,386
Mitsui Chemicals, Inc.	9,400	324,488
Mitsui Fudosan Co., Ltd.	55,400	1,283,084
Mizuho Financial Group, Inc.	118,790	1,697,458
MonotaRO Co., Ltd.Δ	8,000	189,387
MS&AD Insurance Group Holdings, Inc.	24,300	701,691
Murata Manufacturing Co., Ltd.	27,700	2,114,869
Nabtesco Corporation	3,800	143,661
NEC Corporation	9,300	478,833
Nexon Co., Ltd.	23,400	521,521
NH Foods, Ltd.	6,500	252,757
Nidec Corporation	20,800	2,410,550
Nihon M&A Center, Inc.	10,800	280,074
Nintendo Co., Ltd.	5,300	3,082,821
Nippon Building Fund, Inc. REIT	69	430,415
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Nippon Express Co., Ltd.	4,000	$ 304,604
Nippon Paint Holdings Co., Ltd.Δ	29,500	400,432
Nippon Prologis REIT, Inc.	121	385,017
Nippon Sanso Holdings Corporation	8,800	180,365
Nippon Shinyaku Co., Ltd.Δ	3,000	237,905
Nippon Steel CorporationΔ	35,900	605,416
Nippon Telegraph & Telephone Corporation	61,300	1,597,127
Nippon Yusen KK	8,500	430,757
Nissan Chemical Corporation	5,900	288,906
Nissan Motor Co., Ltd.*	106,800	529,986
Nisshin Seifun Group, Inc.	15,300	223,795
Nissin Foods Holdings Co., Ltd.Δ	4,300	309,645
Nitori Holdings Co., Ltd.	4,000	707,863
Nitto Denko Corporation	7,100	529,808
Nomura Holdings, Inc.	160,800	821,839
Nomura Real Estate Holdings, Inc.	11,400	289,169
Nomura Real Estate Master Fund, Inc. REIT	184	294,976
Nomura Research Institute, Ltd.	17,157	567,550
NTT Data Corporation	29,300	457,058
Obayashi CorporationΔ	26,400	209,831
Obic Co., Ltd.	3,600	671,101
Odakyu Electric Railway Co., Ltd.Δ	15,900	401,597
Oji Holdings Corporation	31,000	178,028
Olympus Corporation	54,000	1,073,244
Omron Corporation	8,300	658,202
Ono Pharmaceutical Co., Ltd.	28,900	644,881
Oracle Corporation	700	53,558
Oriental Land Co., Ltd.	11,700	1,667,141
ORIX Corporation	60,200	1,015,751
Orix JREIT, Inc.	119	229,013
Osaka Gas Co., Ltd.	14,000	260,732
Otsuka Corporation	6,900	362,096
Otsuka Holdings Co., Ltd.	33,500	1,389,212
Pan Pacific International Holdings CorporationΔ	26,100	541,758
Panasonic Corporation	112,600	1,302,915
PeptiDream, Inc.*	5,900	289,437
Persol Holdings Co., Ltd.	9,400	185,724
Pigeon Corporation	6,500	183,132
Pola Orbis Holdings, Inc.	7,300	192,792
Rakuten, Inc.	35,400	399,582
Recruit Holdings Co., Ltd.	64,500	3,175,795
Renesas Electronics Corporation*	60,600	655,120
Resona Holdings, Inc.	92,600	356,080
Ricoh Co., Ltd.	26,200	294,085
Rinnai Corporation	1,300	123,687
Rohm Co., Ltd.	3,100	286,575
Ryohin Keikaku Co., Ltd.	11,000	230,703
Santen Pharmaceutical Co., Ltd.	18,600	256,159
SBI Holdings, Inc.	9,400	222,361
Secom Co., Ltd.	11,500	874,081
Seiko Epson Corporation	17,200	302,523
Sekisui Chemical Co., Ltd.	16,800	287,170
Sekisui House, Ltd.	31,600	648,099
Seven & i Holdings Co., Ltd.	40,100	1,911,965
SG Holdings Co., Ltd.	8,800	230,743
	Shares	Value
Sharp CorporationΔ	9,500	$ 156,744
Shimadzu Corporation	11,300	436,865
Shimano, Inc.	3,200	758,990
Shimizu CorporationΔ	26,800	205,532
Shin-Etsu Chemical Co., Ltd.Δ	16,900	2,826,428
Shionogi & Co., Ltd.Δ	20,700	1,079,020
Shiseido Co., Ltd.	20,800	1,529,833
SMC Corporation	2,700	1,595,526
SoftBank Corporation	130,600	1,708,692
SoftBank Group Corporation	60,900	4,262,096
Sohgo Security Services Co., Ltd.	600	27,328
Sompo Holdings, Inc.	13,400	495,255
Sony Corporation	61,300	5,967,501
Square Enix Holdings Co., Ltd.	4,200	208,308
Subaru Corporation	30,200	595,736
SUMCO CorporationΔ	14,200	348,306
Sumitomo Chemical Co., Ltd.	51,000	270,390
Sumitomo Corporation	51,900	695,146
Sumitomo Dainippon Pharma Co., Ltd.	12,500	261,938
Sumitomo Electric Industries, Ltd.	34,000	501,607
Sumitomo Metal Mining Co., Ltd.Δ	9,900	385,413
Sumitomo Mitsui Financial Group, Inc.	70,100	2,416,697
Sumitomo Mitsui Trust Holdings, Inc.	13,800	438,241
Sumitomo Realty & Development Co., Ltd.	22,000	786,174
Suntory Beverage & Food, Ltd.	31,200	1,173,914
Suzuki Motor Corporation	22,300	943,628
Sysmex Corporation	7,300	867,366
T&D Holdings, Inc.	22,500	290,832
Taisei Corporation	11,000	360,412
Taisho Pharmaceutical Holdings Co., Ltd.	5,400	289,212
Takeda Pharmaceutical Co., Ltd.	93,136	3,117,807
TDK Corporation	7,200	874,279
Terumo Corporation	35,700	1,446,702
TIS, Inc.	8,000	204,294
Tobu Railway Co., Ltd.	10,900	281,784
Toho Co., Ltd.	2,900	119,555
Toho Gas Co., Ltd.Δ	3,400	166,488
Tohoku Electric Power Co., Inc.	19,200	150,358
Tokio Marine Holdings, Inc.	29,100	1,337,979
Tokyo Electric Power Co. Holdings, Inc.*	56,100	166,641
Tokyo Electron, Ltd.	7,300	3,159,314
Tokyo Gas Co., Ltd.	20,300	383,177
Tokyu Corporation	36,400	495,075
TOPPAN, Inc.	14,000	224,943
Toray Industries, Inc.	85,700	570,151
Toshiba CorporationΔ	16,900	730,946
Tosoh Corporation	16,800	289,741
TOTO, Ltd.	6,700	346,775
Toyo Suisan Kaisha, Ltd.	4,200	161,618
Toyota Industries Corporation	8,800	761,222
Toyota Motor Corporation	102,416	8,951,432
Toyota Tsusho Corporation	7,800	368,603
Trend Micro, Inc.	4,300	225,267

See Notes to Financial Statements.

	Shares	Value
Tsuruha Holdings, Inc.	1,900	$ 220,793
Unicharm Corporation	24,000	965,660
United Urban Investment Corporation REIT	156	225,656
Welcia Holdings Co., Ltd.	4,600	150,304
West Japan Railway Co.	7,800	444,711
Yakult Honsha Co., Ltd.Δ	10,500	594,491
Yamada Holdings Co., Ltd.Δ	39,400	181,936
Yamaha Corporation	5,400	293,101
Yamaha Motor Co., Ltd.	13,300	361,546
Yamato Holdings Co., Ltd.	10,600	301,508
Yaskawa Electric Corporation	9,000	439,894
Yokogawa Electric Corporation	9,300	138,962
Z Holdings Corporation	123,000	616,467
ZOZO, Inc.	5,700	193,686
		190,515,813
Jersey — 0.8%
Experian PLC	47,391	1,826,390
Ferguson PLC	12,208	1,697,176
Glencore PLC*	516,891	2,212,615
WPP PLC	75,700	1,020,142
		6,756,323
Netherlands — 5.4%
ABN AMRO Bank NV CVA 144A*	19,173	231,709
Adyen NV 144A*	1,012	2,472,557
Aegon NV	94,036	390,150
Airbus SE*	29,207	3,755,516
Akzo Nobel NV	11,142	1,376,652
ArcelorMittal SA	34,529	1,058,370
Argenx SE*	2,200	665,467
ASM International NV	2,234	733,764
ASML Holding NV	20,649	14,186,351
CNH Industrial NV	43,467	717,708
EXOR NV	3,560	285,189
Ferrari NVΔ	5,605	1,156,427
ING Groep NV	182,403	2,409,408
InPost SA*	16,419	329,529
JDE Peet's NV*	8,224	298,399
Just Eat Takeaway.com NV 144AΔ*	6,526	602,574
Koninklijke Ahold Delhaize NV	58,297	1,732,981
Koninklijke DSM NV	9,127	1,703,437
Koninklijke KPN NV	184,467	576,139
Koninklijke Philips NV	45,034	2,231,547
Koninklijke Vopak NV	1,385	62,899
NN Group NV	13,576	640,368
Prosus NV*	23,929	2,339,988
QIAGEN NVΔ*	14,497	700,657
Randstad NV	7,963	609,017
Stellantis NV	98,407	1,931,622
STMicroelectronics NV	30,860	1,119,906
Wolters Kluwer NV	14,668	1,473,500
		45,791,831
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)*	45,565	205,114
Auckland International Airport, Ltd.Δ*	96,523	490,504
	Shares	Value
Fisher & Paykel Healthcare Corporation, Ltd.	27,390	$ 595,811
Mercury NZ, Ltd.	64,443	300,455
Meridian Energy, Ltd.	83,938	312,725
Ryman Healthcare, Ltd.	22,949	210,623
Spark New Zealand, Ltd.	92,750	311,195
Xero, Ltd.*	5,756	591,821
		3,018,248
Norway — 0.7%
Adevinta ASA*	16,796	321,869
DNB ASA	42,506	926,131
Equinor ASA	57,972	1,226,615
Gjensidige Forsikring ASA	8,027	176,945
Mowi ASA	26,051	662,610
Norsk Hydro ASA	56,215	358,699
Orkla ASA	60,619	617,444
Schibsted ASA, B Shares	14,197	591,284
Telenor ASA	36,667	617,920
Yara International ASA	10,434	549,199
		6,048,716
Papua New Guinea — 0.0%
Oil Search, Ltd.	96,983	277,110
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	817,439
Galp Energia SGPS SA	27,004	293,047
Jeronimo Martins SGPS SA	14,871	271,200
		1,381,686
Singapore — 1.1%
Ascendas REIT	149,957	328,975
CapitaLand Integrated Commercial Trust REIT	147,652	229,488
CapitaLand, Ltd.	208,360	574,861
DBS Group Holdings, Ltd.	89,360	1,980,978
Hongkong Land Holdings, Ltd.	79,400	377,944
Jardine Matheson Holdings, Ltd.	12,200	779,824
Keppel Corporation, Ltd.	57,100	232,273
Mapletree Logistics Trust REIT	203,800	310,694
Oversea-Chinese Banking Corporation, Ltd.	173,140	1,538,650
Singapore Airlines, Ltd.Δ*	127,450	459,681
Singapore Exchange, Ltd.	32,300	268,546
Singapore Technologies Engineering, Ltd.	16,100	46,335
Singapore Telecommunications, Ltd.	431,500	734,837
United Overseas Bank, Ltd.	53,959	1,036,083
UOL Group, Ltd.	7,561	41,047
Venture Corporation, Ltd.	10,300	147,143
Wilmar International, Ltd.	188,000	629,137
		9,716,496
Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	17,444	467,257
Aena SME SA 144AΔ*	3,930	644,478
Amadeus IT Group SA*	22,411	1,576,361
Banco Bilbao Vizcaya Argentaria SA*	319,952	1,983,415
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Banco Santander SA*	847,074	$ 3,233,724
CaixaBank SA	185,397	570,251
Cellnex Telecom SA 144AΔ*	26,207	1,669,346
EDP Renovaveis SA	12,583	291,542
Enagas SAΔ	17,674	408,346
Endesa SAΔ	13,556	328,875
Ferrovial SAΔ	28,287	830,147
Grifols SAΔ	15,393	416,881
Iberdrola SA	304,553	3,712,352
Industria de Diseno Textil SA	56,903	2,004,615
Naturgy Energy Group SA	9,244	237,636
Red Electrica Corporation SAΔ	23,715	440,220
Repsol SA	87,173	1,090,918
Siemens Gamesa Renewable Energy SAΔ	6,866	229,261
Telefonica SAΔ	263,490	1,231,300
		21,366,925
Sweden — 3.3%
Alfa Laval ABΔ	14,717	519,852
Assa Abloy AB, B Shares	55,333	1,666,824
Atlas Copco AB, A Shares	30,714	1,880,573
Atlas Copco AB, B Shares	19,228	1,011,042
Boliden AB	9,794	376,512
Electrolux AB, Series B	13,970	387,362
Embracer Group ABΔ*	13,503	365,262
Epiroc AB, A Shares	31,158	709,948
Epiroc AB, B Shares	20,075	393,966
EQT AB	11,295	409,931
Essity AB, B Shares	36,031	1,194,844
Fastighets AB Balder, B Shares*	4,801	301,251
H & M Hennes & Mauritz AB, B Shares*	42,435	1,006,567
Hexagon AB, B Shares	97,566	1,445,574
Husqvarna AB, B Shares	23,565	313,077
ICA Gruppen ABΔ	5,526	257,184
Industrivarden AB, C Shares	18,571	679,641
Investment AB Latour, B Shares	9,171	300,910
Investor AB, B Shares	104,460	2,407,630
Kinnevik AB, B Shares*	10,870	435,151
L E Lundbergforetagen AB, B Shares	5,888	379,915
Lundin Energy ABΔ	8,084	286,026
Nibe Industrier AB, B Shares	52,100	548,024
Sandvik AB	58,653	1,498,177
Securitas AB, B Shares	14,981	236,493
Sinch AB 144A*	22,610	380,440
Skandinaviska Enskilda Banken AB, A Shares	91,529	1,182,334
Skanska AB, B SharesΔ	13,311	353,069
SKF AB, B Shares	13,321	339,169
Svenska Cellulosa AB SCA, B Shares	26,301	431,020
Svenska Handelsbanken AB, A Shares	65,615	740,326
Swedbank AB, A Shares	41,659	775,146
Tele2 AB, B SharesΔ	19,177	261,277
Telefonaktiebolaget LM Ericsson, B Shares	153,995	1,935,442
Telia Co AB	126,527	561,514
	Shares	Value
Volvo AB, B SharesΔ	76,978	$ 1,852,020
		27,823,493
Switzerland — 9.8%
ABB, Ltd.	82,382	2,794,889
Adecco Group AG	8,557	581,349
Alcon, Inc.	23,311	1,632,085
Baloise Holding AG	269	41,953
Barry Callebaut AG	219	508,890
Chocoladefabriken Lindt & Spruengli AG	133	1,986,630
Cie Financiere Richemont SA Class A	27,383	3,313,188
Coca-Cola HBC AG*	38,240	1,382,738
Credit Suisse Group AG	124,795	1,307,228
EMS-Chemie Holding AG	154	151,295
Geberit AG	1,584	1,188,107
Givaudan SA	437	2,032,327
Holcim, Ltd.*	24,820	1,488,643
Julius Baer Group, Ltd.	11,052	721,232
Kuehne + Nagel International AG	2,592	886,925
Logitech International SA	9,124	1,105,431
Lonza Group AG	3,896	2,761,412
Nestle SA	145,117	18,071,203
Novartis AG	108,147	9,855,666
Partners Group Holding AG	915	1,385,974
Roche Holding AG	35,512	13,422,192
Schindler Holding AG	4,607	1,376,143
SGS SA	333	1,027,162
Sika AG	6,515	2,130,005
Sonova Holding AG	2,443	918,848
Straumann Holding AG	404	644,042
Swatch Group AG (The)	4,619	866,096
Swiss Life Holding AG	1,166	566,586
Swiss Prime Site AG	1,740	172,637
Swiss Re AG	14,300	1,290,207
Swisscom AG	1,391	794,084
Temenos AG	3,832	615,439
UBS Group AG	190,079	2,908,964
Vifor Pharma AG	2,839	367,436
Zurich Insurance Group AG	7,246	2,907,015
		83,204,021
United Kingdom — 12.8%
3i Group PLC	54,344	881,792
Admiral Group PLCΔ	7,823	340,230
Anglo American PLC	66,904	2,658,450
Antofagasta PLC	23,560	467,837
Ashtead Group PLC	25,433	1,887,134
Associated British Foods PLC	22,791	698,634
AstraZeneca PLC	65,855	7,909,973
Auto Trader Group PLC 144AΔ*	39,162	343,131
AVEVA Group PLC	8,238	422,550
Aviva PLC	204,349	1,147,382
BAE Systems PLC	158,332	1,143,288
Barclays PLC	828,179	1,960,385
Barratt Developments PLC	50,118	481,970

See Notes to Financial Statements.

	Shares	Value
Berkeley Group Holdings PLC	6,733	$ 427,967
BHP Group PLC	104,001	3,064,316
BP PLC	990,374	4,315,451
British Land Co. PLC (The) REIT	31,612	216,414
BT Group PLC*	453,308	1,216,498
Bunzl PLC	13,047	431,165
Burberry Group PLC*	30,456	870,402
Coca-Cola European Partners PLC	15,904	943,425
Compass Group PLC*	98,923	2,082,708
Croda International PLC	8,852	902,210
Direct Line Insurance Group PLC	64,437	254,037
Evraz PLC	31,936	261,528
GlaxoSmithKline PLC	278,527	5,468,756
Halma PLC	23,059	858,681
Hargreaves Lansdown PLCΔ	13,678	300,651
Hikma Pharmaceuticals PLC	15,678	530,473
HSBC Holdings PLC	1,016,466	5,867,562
Informa PLC*	87,112	604,438
InterContinental Hotels Group PLC*	14,742	980,885
Intertek Group PLC	8,134	622,223
J Sainsbury PLC	118,172	444,304
JD Sports Fashion PLC	19,923	253,272
Johnson Matthey PLC	13,222	562,052
Kingfisher PLC	108,273	545,926
Land Securities Group PLC REIT	42,490	396,976
Legal & General Group PLC	311,903	1,111,429
Lloyds Banking Group PLC	3,480,613	2,247,999
London Stock Exchange Group PLC	14,997	1,653,405
M&G PLC	116,852	369,997
Melrose Industries PLC	264,795	568,117
Mondi PLC	29,098	765,177
National Grid PLC	171,408	2,183,297
Natwest Group PLC	215,447	605,593
Next PLC*	7,706	837,427
Ocado Group PLC*	22,804	631,842
Pearson PLCΔ	41,042	471,219
Persimmon PLC	15,563	636,807
Phoenix Group Holdings PLC	26,052	243,759
Prudential PLC	126,748	2,408,165
Reckitt Benckiser Group PLC	37,981	3,360,928
RELX PLC	105,410	2,798,164
Rentokil Initial PLC	101,023	691,738
Rio Tinto PLC	53,934	4,438,365
Rolls-Royce Holdings PLC*	419,124	573,513
Royal Dutch Shell PLC, A Shares	196,480	3,932,270
Royal Dutch Shell PLC, B Shares	184,577	3,572,002
Sage Group PLC (The)	68,811	651,264
Schroders PLC	6,913	335,940
Segro PLC REIT	73,274	1,109,385
Severn Trent PLC	18,138	627,508
Smith & Nephew PLC	46,538	1,005,875
Smiths Group PLC	26,226	576,827
Spirax-Sarco Engineering PLC	3,343	629,608
	Shares	Value
SSE PLC	57,080	$ 1,184,776
St. James’s Place PLC	34,873	712,502
Standard Chartered PLC	131,722	839,993
Standard Life Aberdeen PLC	114,480	429,156
Taylor Wimpey PLC	203,676	447,834
Tesco PLC	451,856	1,393,555
Unilever PLC	133,803	7,830,220
United Utilities Group PLC	48,952	659,818
Vodafone Group PLC	1,401,802	2,352,920
Whitbread PLC*	15,331	662,094
Wm Morrison Supermarkets PLC	146,161	498,789
		108,814,353
Total Foreign Common Stocks (Cost $668,654,452)		809,947,150
FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
FUCHS PETROLUB SE
2.41%◊	3,828	186,192
Henkel AG & Co. KGaA
2.08%◊	8,912	940,922
Porsche Automobil Holding SE
2.41%◊	6,508	697,296
Sartorius AG
0.16%◊	1,199	624,132
Volkswagen AG
2.29%◊	11,790	2,952,575
		5,401,117
Total Foreign Preferred Stocks (Cost $3,723,519)		5,401,117
RIGHTS — 0.0%
ACS Actividades de Construccion y Servicios SAΔ* (Cost $26,452)	17,444	24,407
MONEY MARKET FUNDS — 5.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	27,154,284	27,154,284
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	13,731,643	13,731,643
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,405,016	$ 1,405,016
Total Money Market Funds (Cost $42,290,943)		42,290,943
TOTAL INVESTMENTS — 100.6% (Cost $715,051,533)		858,115,282
Liabilities in Excess of Other Assets — (0.6)%		(5,132,584)
NET ASSETS — 100.0%		$852,982,698
PORTFOLIO SUMMARY (based on net assets)
%
Financials	16.7
Industrials	15.5
Health Care	11.8
Consumer Discretionary	11.7
Information Technology	8.9
Consumer Staples	8.5
Materials	7.8
Money Market Funds	5.0
Communication Services	4.9
Utilities	3.6
Real Estate	3.1
Energy	3.1
Rights	—**
100.6
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	09/2021	321	$36,980,805	$(952,669)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$ 451,665	$ 451,665	$ —	$ —
Foreign Common Stocks	809,947,150	809,947,150	—	—
Foreign Preferred Stocks	5,401,117	5,401,117	—	—
Money Market Funds	42,290,943	42,290,943	—	—
Rights	24,407	24,407	—	—
Total Assets - Investments in Securities	$858,115,282	$858,115,282	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (952,669)	$ (952,669)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (952,669)	$ (952,669)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 3.6%
Communication Services — 0.2%
Tencent Music Entertainment Group ADR*	210,841	$ 3,263,819
Consumer Discretionary — 1.4%
Booking Holdings, Inc.*	1,430	3,128,969
Lululemon Athletica, Inc.*	15,682	5,723,460
MercadoLibre, Inc.*	4,012	6,249,853
Trip.com Group, Ltd. ADR*	83,418	2,958,002
		18,060,284
Financials — 0.5%
Everest Re Group, Ltd.	23,821	6,003,130
Health Care — 1.0%
Mettler-Toledo International, Inc.*	3,967	5,495,644
ResMed, Inc.	29,837	7,355,417
		12,851,061
Information Technology — 0.5%
Cognizant Technology Solutions Corporation Class A	34,198	2,368,554
EPAM Systems, Inc.*	9,314	4,759,081
		7,127,635
Total Common Stocks (Cost $34,018,964)		47,305,929
FOREIGN COMMON STOCKS — 86.6%
Australia — 2.5%
AMP, Ltd.	1,139,380	961,288
Ansell, Ltd.	2,320	75,702
ASX, Ltd.‡‡	2,303	134,216
Aurizon Holdings, Ltd.	318,184	887,674
Australia & New Zealand Banking Group, Ltd.	40,031	845,098
BHP Group, Ltd.‡‡	37,978	1,383,351
BlueScope Steel, Ltd.‡‡	131,390	2,163,849
Brambles, Ltd.	175,234	1,503,408
Coles Group, Ltd.	50,127	642,460
Computershare, Ltd.	5,935	75,221
CSL, Ltd.	33,082	7,075,520
Dexus REIT‡‡	55,775	446,310
Fortescue Metals Group, Ltd.‡‡	99,501	1,741,649
Goodman Group REIT‡‡	50,048	794,584
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	104,984	385,790
Harvey Norman Holdings, Ltd.	376,734	1,548,274
JB Hi-Fi, Ltd.	41,898	1,589,295
Mineral Resources, Ltd.	18,646	751,337
Mirvac Group REIT‡‡	355,598	778,708
Newcrest Mining, Ltd.	45,440	861,485
Orica, Ltd.	226,049	2,251,298
Rio Tinto, Ltd.‡‡	4,796	455,494
Scentre Group REIT‡‡	186,809	383,867
Sonic Healthcare, Ltd.	9,746	280,666
South32, Ltd.	873,650	1,919,718
Stockland REIT‡‡	206,720	722,438
Suncorp Group, Ltd.	76,328	635,961
Vicinity Centres REIT‡‡	336,787	390,226
	Shares	Value
Westpac Banking Corporation	23,069	$ 446,528
WiseTech Global, Ltd.	32,323	774,003
Worley, Ltd.	37,846	339,456
		33,244,874
Belgium — 0.7%
Etablissements Franz Colruyt NV	10,545	589,676
Groupe Bruxelles Lambert SA‡‡	415	46,424
KBC Group NV	97,553	7,437,805
Proximus SADP	41,527	802,130
Telenet Group Holding NV	9,684	364,464
		9,240,499
Brazil — 0.3%
Magazine Luiza SA	845,900	3,597,005
Canada — 2.6%
Agnico Eagle Mines, Ltd.	40,750	2,463,338
Canadian National Railway Co.Δ	78,714	8,305,901
Canadian Pacific Railway, Ltd.Δ	104,660	8,049,401
Cenovus Energy, Inc.	245,399	2,347,880
Kinross Gold Corporation	465,810	2,953,587
Open Text Corporation	46,300	2,351,230
Restaurant Brands International, Inc.Δ	16,610	1,070,348
Shopify, Inc. Class A*	4,991	7,291,751
		34,833,436
China — 2.3%
Alibaba Group Holding, Ltd. ADR*	28,000	6,349,840
Baidu, Inc. ADR*	22,314	4,549,825
Tencent Holdings, Ltd.	252,800	19,014,618
		29,914,283
Denmark — 1.0%
AP Moeller - Maersk A/S Class B	710	2,040,701
Danske Bank A/S	12,095	212,826
DSV Panalpina A/S	35,785	8,345,316
Genmab A/S*	1,400	572,836
Pandora A/S‡‡	19,051	2,560,892
Vestas Wind Systems A/S	1,810	70,654
		13,803,225
Finland — 0.4%
Huhtamaki OYJ	8,547	404,877
Kone OYJ Class B	13,577	1,107,606
Nokia OYJ*	63,121	337,966
Nokian Renkaat OYJ	7,074	285,611
Orion OYJ Class B‡‡	11,798	507,119
UPM-Kymmene OYJ	56,079	2,121,212
Valmet OYJ	18,202	793,824
Wartsila OYJ Abp	11,260	167,095
		5,725,310
France — 9.1%
Accor SA*	188,677	7,045,062
Air Liquide SA	55,467	9,711,599
AXA SA	336,929	8,543,598
BNP Paribas SA	104,792	6,569,474
Bureau Veritas SA*	236,767	7,490,317
Capgemini SEΔ	11,670	2,241,708

See Notes to Financial Statements.

	Shares	Value
Danone SA	123,441	$ 8,689,998
Engie SAΔ	202,317	2,771,775
EssilorLuxottica SAΔ	5,144	949,326
Hermes International	7,570	11,027,174
L’Oreal SA	34,197	15,238,351
Publicis Groupe SA	38,312	2,450,411
Sanofi	86,116	9,022,621
Schneider Electric SE	111,274	17,506,218
SCOR SEΔ*	50,295	1,599,472
TotalEnergies SEΔ	152,113	6,881,941
ValeoΔ	74,461	2,239,972
		119,979,017
Germany — 9.8%
adidas AG	5,493	2,044,533
Allianz SE	27,781	6,927,560
Aurubis AG	20,751	1,923,166
Bayerische Motoren Werke AG	89,930	9,523,528
Beiersdorf AG	83,798	10,110,235
Brenntag SE	10,019	931,632
Continental AG	58,648	8,621,801
Covestro AG 144A	9,635	622,189
Daimler AG	93,515	8,349,672
Deutsche Boerse AG	75,138	13,114,768
Deutsche Post AG	26,643	1,812,114
Deutsche Wohnen SE	6,238	381,522
Freenet AG	5,073	119,825
Fresenius Medical Care AG & Co. KGaA‡‡	157,885	13,112,340
Fresenius SE & Co. KGaA‡‡	33,533	1,749,319
GEA Group AG	6,647	269,238
HeidelbergCement AG‡‡	2,941	252,271
HelloFresh SE*	11,280	1,096,504
Henkel AG & Co. KGaA	15,900	1,463,969
HOCHTIEF AG	6,220	477,629
Knorr-Bremse AG	3,859	443,854
LANXESS AG	6,269	429,803
METRO AG	46,860	580,091
ProSiebenSat.1 Media SE	7,792	154,990
Rheinmetall AG	7,413	732,204
RWE AG‡‡	28,584	1,035,785
SAP SE	185,755	26,175,581
Siemens AG	57,899	9,173,514
Siemens Energy AG*	60,103	1,811,611
Software AG‡‡	17,257	776,347
Telefonica Deutschland Holding AG	180,754	476,882
thyssenkrupp AG*	287,684	2,998,457
Uniper SE	26,848	988,796
Vonovia SE	8,154	527,132
Wacker Chemie AG	2,332	359,610
		129,568,472
Hong Kong — 2.5%
AIA Group, Ltd.	1,634,926	20,319,972
Alibaba Group Holding, Ltd.*	65,940	1,868,398
Shenzhou International Group Holdings, Ltd.	190,800	4,818,964
	Shares	Value
Wuxi Biologics Cayman, Inc. 144A*	339,775	$ 6,227,217
		33,234,551
India — 2.2%
Axis Bank, Ltd.*	260,618	2,623,711
HDFC Bank, Ltd.	435,878	8,783,824
HDFC Bank, Ltd. ADR	76,735	5,610,863
Tata Consultancy Services, Ltd.	275,620	12,406,238
		29,424,636
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	2,514,400	1,023,101
Ireland — 2.8%
Accenture PLC Class A	20,008	5,898,158
Aon PLC Class A	53,199	12,701,793
ICON PLCΔ*	13,015	2,690,331
Linde PLC	5,233	1,509,994
Medtronic PLC	58,100	7,211,953
Ryanair Holdings PLC*	7,800	147,612
Ryanair Holdings PLC ADR*	20,610	2,230,208
STERIS PLC	21,986	4,535,712
		36,925,761
Israel — 0.6%
Check Point Software Technologies, Ltd.*	68,060	7,903,808
Italy — 1.0%
A2A SpA‡‡	215,654	440,847
Assicurazioni Generali SpA	18,699	374,823
Azimut Holding SpA	3,677	89,293
Banca Generali SpA‡‡*	7,881	336,229
Banco BPM SpA	116,011	373,200
Brembo SpA	19,951	252,656
Buzzi Unicem SpA	44,997	1,193,556
Hera SpA	27,467	113,470
Intesa Sanpaolo SpA	2,617,237	7,229,345
Pirelli & C SpA 144A	77,796	451,639
Prysmian SpA	12,790	458,461
Telecom Italia SpA	2,130,480	1,058,232
UniCredit SpA	22,511	265,590
Unipol Gruppo SpA‡‡	157,515	857,664
		13,495,005
Japan — 15.3%
ABC-Mart, Inc.	3,400	194,950
Advantest Corporation	7,500	675,773
Aeon Co., Ltd.	12,600	338,548
AEON Financial Service Co., Ltd.	23,800	280,428
Aisin Corporation	20,900	893,605
Ajinomoto Co., Inc.	12,400	321,901
Alfresa Holdings Corporation	13,700	204,584
Alps Alpine Co., Ltd.	59,400	627,177
Amada Co., Ltd.	9,600	97,041
Astellas Pharma, Inc.	621,290	10,818,538
Bandai Namco Holdings, Inc.	4,500	312,219
Bridgestone Corporation	9,900	450,466
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Brother Industries, Ltd.‡‡	55,500	$ 1,107,552
Canon, Inc.	10,000	226,203
Central Japan Railway Co.	1,300	197,174
Chugai Pharmaceutical Co., Ltd.Δ	5,800	229,818
Concordia Financial Group, Ltd.	60,600	222,010
Dai Nippon Printing Co., Ltd.	4,600	97,263
Dai-ichi Life Holdings, Inc.	19,700	360,681
Daiichi Sankyo Co., Ltd.	16,000	344,858
Daikin Industries, Ltd.	55,300	10,298,906
Daito Trust Construction Co., Ltd.‡‡	76,333	8,348,224
Daiwa House Industry Co., Ltd.‡‡	21,100	633,408
DeNA Co., Ltd.	38,800	824,581
Denso Corporation	7,000	477,546
Disco Corporation	2,900	886,223
East Japan Railway Co.	4,300	306,819
Eisai Co., Ltd.	2,600	255,682
Electric Power Development Co., Ltd.	36,000	513,614
ENEOS Holdings, Inc.	91,100	381,227
FANUC Corporation	1,800	434,142
Fast Retailing Co., Ltd.	600	451,667
Food & Life Cos., Ltd.	14,700	634,471
Fuji Electric Co., Ltd.	5,200	242,927
FUJIFILM Holdings Corporation	4,600	341,144
Fujitsu, Ltd.‡‡	5,200	973,581
Fukuoka Financial Group, Inc.	6,100	106,467
GMO internet, Inc.	2,500	68,185
GMO Payment Gateway, Inc.	500	65,124
Hakuhodo DY Holdings, Inc.	13,800	214,152
Hankyu Hanshin Holdings, Inc.	7,900	243,553
Haseko Corporation‡‡	29,300	401,410
Hitachi Transport System, Ltd.	11,000	455,961
Hitachi, Ltd.‡‡	13,000	744,345
Honda Motor Co., Ltd.	50,800	1,623,295
Hoya Corporation‡‡	100,400	13,311,958
Ibiden Co., Ltd.	4,700	253,414
Iida Group Holdings Co., Ltd.	19,000	489,131
Inpex Corporation	11,800	88,053
Isuzu Motors, Ltd.	5,100	67,345
Ito En, Ltd.	3,500	207,615
ITOCHU Corporation	12,700	365,813
Japan Airlines Co., Ltd.*	4,800	103,738
Japan Exchange Group, Inc.	175,027	3,891,414
Japan Metropolitan Fund Invest REIT	166	179,904
Japan Post Insurance Co., Ltd.	30,700	567,603
Japan Real Estate Investment Corporation REITΔ	64	393,465
JSR Corporation	8,400	254,053
JTEKT Corporation	12,800	131,232
Kajima Corporation	82,400	1,043,583
Kamigumi Co., Ltd.	63,400	1,285,748
Kaneka Corporation	2,500	100,702
Kao Corporation	3,900	239,943
KDDI Corporation	42,800	1,334,912
Keyence Corporation	13,100	6,611,612
Kinden Corporation	60,500	987,866
Kintetsu Group Holdings Co., Ltd.*	6,600	231,694
Komatsu, Ltd.	77,200	1,918,274
K's Holdings Corporation	77,200	887,388
	Shares	Value
Kubota Corporation	19,200	$ 388,338
KuritaWater Industries, Ltd.	4,800	230,289
Kyocera Corporation	11,300	698,577
Kyowa Exeo Corporation	11,700	288,037
Lasertec Corporation	27,100	5,266,565
Lion Corporation	8,000	135,524
Lixil Corporation	9,700	250,849
M3, Inc.	4,600	335,927
Mabuchi Motor Co., Ltd.	26,600	1,005,626
Makita Corporation	114,268	5,379,375
Marubeni Corporation	113,300	985,275
Mazda Motor Corporation*	18,800	176,670
McDonald’s Holdings Co. Japan, Ltd.	1,500	66,160
Mebuki Financial Group, Inc.	843,400	1,776,458
Medipal Holdings Corporation	19,900	380,105
MISUMI Group, Inc.	8,500	287,682
Mitsubishi Corporation	19,600	534,217
Mitsubishi Electric Corporation	29,600	429,632
Mitsubishi Estate Co., Ltd.‡‡	44,700	722,837
Mitsubishi Gas Chemical Co., Inc.	20,300	430,504
Mitsubishi Heavy Industries, Ltd.	12,900	379,586
Mitsubishi UFJ Financial Group, Inc.Δ	150,400	812,413
Mitsui & Co., Ltd.	22,000	495,171
Mitsui Chemicals, Inc.	10,400	359,008
Mitsui Fudosan Co., Ltd.‡‡	32,800	759,660
Mitsui OSK Lines, Ltd.	11,900	571,997
Mizuho Financial Group, Inc.	83,600	1,194,608
Murata Manufacturing Co., Ltd.	12,000	916,189
NEC Corporation	5,600	288,330
NEC Networks & System Integration Corporation	9,300	146,915
Nexon Co., Ltd.	7,500	167,154
NGK Spark Plug Co., Ltd.	41,500	614,870
NH Foods, Ltd.	11,400	443,296
Nidec Corporation	4,800	556,281
Nifco, Inc.	2,200	83,073
Nihon Kohden Corporation	4,000	114,137
Nihon M&A Center, Inc.	10,600	274,887
Nihon Unisys, Ltd.	3,600	108,232
Nintendo Co., Ltd.‡‡	10,200	5,932,976
Nippo Corporation	23,400	666,646
Nippon Building Fund, Inc. REIT	16	99,806
Nippon Express Co., Ltd.	2,200	167,532
Nippon Steel CorporationΔ	16,700	281,628
Nippon Telegraph & Telephone Corporation	61,100	1,591,916
Nippon Yusen KK	6,400	324,335
Nisshin Seifun Group, Inc.	15,800	231,109
Nitori Holdings Co., Ltd.Δ	1,400	247,752
Nitto Denko Corporation‡‡	10,500	783,519
NOF Corporation	1,300	67,753
Nomura Holdings, Inc.	268,700	1,373,310
NS Solutions Corporation	8,900	286,800
Obayashi Corporation	175,700	1,396,490
Obic Co., Ltd.	1,600	298,267
Olympus Corporation	157,300	3,126,319
Omron Corporation	4,200	333,066

See Notes to Financial Statements.

	Shares	Value
Ono Pharmaceutical Co., Ltd.	17,600	$ 392,731
Oriental Land Co., Ltd.	2,100	299,230
ORIX Corporation	22,800	384,703
Osaka Gas Co., Ltd.	12,900	240,246
Otsuka Holdings Co., Ltd.	8,200	340,046
Panasonic Corporation	99,300	1,149,018
PeptiDream, Inc.*	1,800	88,303
Pola Orbis Holdings, Inc.	3,100	81,870
Recruit Holdings Co., Ltd.	14,500	713,939
Renesas Electronics Corporation*	71,600	774,037
Resona Holdings, Inc.‡‡	151,700	583,341
Rohm Co., Ltd.	7,400	684,081
Rohto Pharmaceutical Co., Ltd.	8,400	225,699
Ryohin Keikaku Co., Ltd.	10,300	216,022
Sankyu, Inc.	22,700	983,847
Santen Pharmaceutical Co., Ltd.	17,000	234,124
SCREEN Holdings Co., Ltd.	14,300	1,413,331
SCSK Corporation	3,800	226,437
Secom Co., Ltd.	2,900	220,420
Seino Holdings Co., Ltd.	20,500	262,766
Sekisui Chemical Co., Ltd.	14,700	251,274
Sekisui House, Ltd.	21,700	445,056
Seria Co., Ltd.	3,800	140,069
Seven & i Holdings Co., Ltd.Δ	17,200	820,095
Shimamura Co., Ltd.	5,400	518,151
Shimano, Inc.	1,200	284,621
Shimizu Corporation	109,200	837,467
Shin-Etsu Chemical Co., Ltd.	3,600	602,079
Shinsei Bank, Ltd.	17,600	230,822
Shiseido Co., Ltd.	5,600	411,878
SMC Corporation	15,000	8,864,035
SoftBank Corporation	32,100	419,977
SoftBank Group Corporation	15,000	1,049,777
Sojitz Corporation‡‡	584,300	1,761,920
Sony Corporation	35,200	3,426,689
Stanley Electric Co., Ltd.	7,300	211,256
Subaru Corporation	56,000	1,104,676
Sumitomo Chemical Co., Ltd.	48,700	258,196
Sumitomo Corporation	4,300	57,594
Sumitomo Electric Industries, Ltd.	19,700	290,637
Sumitomo Forestry Co., Ltd.	16,700	305,905
Sumitomo Metal Mining Co., Ltd.	3,500	136,257
Sumitomo Mitsui Financial Group, Inc.	22,900	789,477
Sumitomo Mitsui Trust Holdings, Inc.	195,500	6,208,416
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	214,411
Sumitomo Rubber Industries, Ltd.	65,000	896,935
Suzuken Co., Ltd.	7,500	219,744
Suzuki Motor Corporation	6,900	291,974
Sysmex Corporation	2,900	344,570
T&D Holdings, Inc.	19,400	250,762
Taiheiyo Cement Corporation	30,200	662,473
Taisei Corporation	133,619	4,377,993
Takeda Pharmaceutical Co., Ltd.	16,800	562,394
TDK Corporation	3,700	449,282
Teijin, Ltd.	4,200	64,005
	Shares	Value
Terumo Corporation	177,400	$ 7,188,936
Tohoku Electric Power Co., Inc.	27,100	212,224
Tokio Marine Holdings, Inc.	183,400	8,432,488
Tokyo Electric Power Co. Holdings, Inc.*	21,600	64,161
Tokyo Electron, Ltd.‡‡	3,200	1,384,905
Tokyu Corporation	17,600	239,377
Toshiba CorporationΔ	5,600	242,207
Tosoh Corporation	28,900	498,424
Toyo Suisan Kaisha, Ltd.	10,000	384,806
Toyoda Gosei Co., Ltd.	3,300	81,241
Toyota Boshoku Corporation	46,500	961,434
Toyota Motor CorporationΔ	50,900	4,448,796
Toyota Tsusho Corporation	7,100	335,524
Trend Micro, Inc.	4,900	256,699
Unicharm Corporation	7,600	305,792
USS Co., Ltd.	12,900	225,034
Yamada Holdings Co., Ltd.	190,000	877,357
Yamato Holdings Co., Ltd.	11,400	324,263
Yokohama Rubber Co., Ltd. (The)	16,700	357,616
Z Holdings Corporation	29,600	148,353
		202,382,276
Jersey — 1.9%
Experian PLC	439,487	16,937,276
Glencore PLC*	1,476,265	6,319,333
WPP PLC	170,998	2,304,388
		25,560,997
Mexico — 0.4%
Grupo Financiero Banorte SAB de CV Series O	329,900	2,124,309
Grupo Televisa SAB SA ADR	208,200	2,973,096
		5,097,405
Netherlands — 5.0%
Adyen NV 144A*	2,193	5,358,021
Akzo Nobel NV	55,359	6,839,890
ASM International NV	1,344	441,441
ASML Holding NV‡‡	6,814	4,681,379
ASML Holding NV (NASDAQ Exchange)	10,731	7,413,404
ASR Nederland NV‡‡	6,763	261,347
CNH Industrial NV	363,633	6,004,152
Euronext NV 144A	88,209	9,591,255
EXOR NV	43,223	3,462,563
Ferrari NV	26,690	5,506,695
ING Groep NV‡‡	48,701	643,304
Koninklijke Ahold Delhaize NV‡‡	111,837	3,324,551
Koninklijke Philips NV	179,752	8,907,161
NN Group NV	3,978	187,639
QIAGEN NV*	2,159	104,347
Randstad NV‡‡	6,428	491,619
Signify NV 144A‡‡	20,564	1,300,630
Stellantis NV	69,960	1,373,238
		65,892,636
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Nigeria — 0.0%
Afriland Properties PLCΨ†††*	364,373	$ —
Norway — 0.2%
DNB ASA	15,435	336,301
Leroy Seafood Group ASA	43,911	384,941
Orkla ASA	59,890	610,019
Telenor ASA	11,692	197,036
Yara International ASA	34,277	1,804,189
		3,332,486
Portugal — 0.4%
Galp Energia SGPS SA	448,879	4,871,228
Singapore — 0.6%
Ascendas REIT‡‡	158,700	348,156
CapitaLand Integrated Commercial Trust REIT‡‡	233,640	363,135
Mapletree Commercial Trust REIT	136,500	219,261
Singapore Exchange, Ltd.‡‡	888,592	7,387,862
Venture Corporation, Ltd.‡‡	6,700	95,714
		8,414,128
South Africa — 0.3%
Naspers, Ltd. N Shares	22,167	4,654,123
South Korea — 0.9%
KB Financial Group, Inc.	130,506	6,466,487
NAVER Corporation	6,350	2,354,149
Samsung Electronics Co., Ltd.	1,200	85,992
Samsung Electronics Co., Ltd. GDR Class S	1,427	2,545,055
		11,451,683
Spain — 1.4%
Aena SME SA 144A*	23,909	3,920,819
Amadeus IT Group SAΔ*	212,650	14,957,524
		18,878,343
Sweden — 2.7%
Assa Abloy AB, B Shares	182,769	5,505,644
Atlas Copco AB, A Shares	86,391	5,289,595
Atlas Copco AB, B Shares	6,930	364,392
Electrolux AB, Series B	78,612	2,179,763
Getinge AB, B Shares‡‡	61,139	2,306,081
H & M Hennes & Mauritz AB, B Shares*	128,533	3,048,831
Husqvarna AB, B Shares	63,975	849,950
Investor AB, B Shares	22,531	519,302
Saab AB, B Shares	23,683	628,458
Sandvik AB	73,660	1,881,501
SKF AB, B Shares	92,997	2,367,821
Svenska Handelsbanken AB, A Shares	185,232	2,089,950
Swedbank AB, A Shares	75,480	1,404,451
Swedish Orphan Biovitrum AB‡‡*	37,434	682,579
Tele2 AB, B Shares	19,205	261,659
Telefonaktiebolaget LM Ericsson, B Shares‡‡	250,598	3,149,568
Trelleborg AB, B Shares	32,509	754,786
	Shares	Value
Volvo AB, B SharesΔ	77,970	$ 1,875,886
		35,160,217
Switzerland — 12.4%
Adecco Group AG‡‡	21,263	1,444,574
Alcon, Inc.	72,566	5,080,600
Baloise Holding AG	635	99,033
BKW AG	6,390	665,071
Chubb, Ltd.	76,240	12,117,586
Cie Financiere Richemont SA Class A	14,539	1,759,136
Credit Suisse Group AG	579,866	6,074,100
DKSH Holding AG	8,888	680,108
dormakaba Holding AG	226	154,005
Galenica AG 144A	7,306	515,625
Holcim, Ltd.‡‡*	79,171	4,748,976
Julius Baer Group, Ltd.	99,228	6,475,425
Logitech International SA‡‡	12,650	1,532,629
Lonza Group AG	7,810	5,535,583
Nestle SA‡‡	274,932	34,236,871
Novartis AG‡‡	229,558	20,920,109
OC Oerlikon Corporation AG	48,993	543,278
Roche Holding AG‡‡	67,987	25,611,315
Sika AG	44,439	14,528,827
Sulzer AG	904	124,865
Swatch Group AG (The)	6,943	2,381,744
Swiss Life Holding AG	1,633	793,512
UBS Group AG	599,153	9,169,421
Zurich Insurance Group AG	22,761	9,131,460
		164,323,853
Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	198,205	23,816,313
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	—
United Kingdom — 5.4%
Antofagasta PLC	100,823	2,002,070
BP PLC ADRΔ	98,010	2,589,424
BT Group PLC*	1,910,450	5,126,888
Bunzl PLC	16,800	555,190
Compass Group PLC*	456,334	9,607,578
Dialog Semiconductor PLC*	669	52,007
GlaxoSmithKline PLC	506,850	9,951,778
Liberty Global PLC Class A*	353,285	9,595,221
Lloyds Banking Group PLC‡‡	17,830,545	11,516,087
Natwest Group PLC	964,750	2,711,783
Prudential PLC	112,200	2,131,758
Rolls-Royce Holdings PLCΔ*	3,056,897	4,182,937
Schroders PLC	46,218	2,245,979
Smiths Group PLC	136,163	2,994,833
Vodafone Group PLC ADRΔ	383,140	6,563,188
		71,826,721
Total Foreign Common Stocks (Cost $929,794,325)		1,147,575,392

See Notes to Financial Statements.

	Shares	Value
FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
FUCHS PETROLUB SE
2.41%◊	1,913	$ 93,047
Henkel AG & Co. KGaA
2.08%◊	56,429	5,957,728
Porsche Automobil Holding SE
2.41%‡‡◊	2,638	282,647
Volkswagen AG
2.29%◊	5,950	1,490,061
		7,823,483
Total Foreign Preferred Stocks (Cost $7,673,444)		7,823,483

Par
FOREIGN BOND — 0.0%
Switzerland — 0.0%
Credit Suisse Group Guernsey VII, Ltd.
3.00%, 11/12/21(ZD) 144A CONV (Cost $437,680)	$397,000	482,941

	Shares
MONEY MARKET FUNDS — 7.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	76,870,954	76,870,954
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	17,248,130	17,248,130
Total Money Market Funds (Cost $94,119,084)		94,119,084
TOTAL INVESTMENTS — 97.9% (Cost $1,066,043,497)		1,297,306,829
FOREIGN COMMON STOCKS SOLD SHORT — (0.2)%
United Kingdom — (0.2)%
Ocado Group PLC*	(47,886)	(1,326,802)
	Shares	Value
St. James’s Place PLC	(25,407)	$ (519,099)
Total Foreign Common Stocks Sold Short (Proceeds $(1,085,295))		(1,845,901)
TOTAL SECURITIES SOLD SHORT — (0.2)% (Proceeds $(1,085,295))		(1,845,901)
Other Assets in Excess of Liabilities — 2.3%		29,846,406
NET ASSETS — 100.0%		$1,325,307,334
PORTFOLIO SUMMARY (based on net assets)
%
Financials	18.0
Industrials	14.0
Health Care	13.9
Information Technology	12.3
Consumer Discretionary	11.4
Money Market Funds	7.1
Consumer Staples	6.5
Materials	6.0
Communication Services	5.5
Energy	1.3
Real Estate	1.3
Utilities	0.5
Foreign Bond	—**
Foreign Common Stocks Sold Short	(0.1)
97.7
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	07/2021	79	$ 13,663,890	$ (70,820)
CAC40 10 Euro	07/2021	240	18,511,931	(343,791)
IBEX 35 Index	07/2021	(229)	(23,863,467)	1,013,591
OMXS30 Index	07/2021	213	5,639,780	(48,439)
MSCI Singapore Index	07/2021	55	1,453,837	4,303
Topix Index®	09/2021	271	47,396,642	(381,098)
ASX SPI 200 Index	09/2021	(57)	(7,719,067)	67,707
DAX Index	09/2021	(8)	(3,682,465)	21,521
FTSE 100 Index®	09/2021	(399)	(38,527,946)	647,531
FTSE/MIB Index	09/2021	74	10,969,944	(256,984)
MSCI EAFE Index	09/2021	507	58,408,935	(1,372,579)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	09/2021	(22)	$ (4,269,022)	$ (29,343)
Total Futures Contracts outstanding at June 30, 2021			$77,982,992	$(748,401)
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	U.S. Dollars	51,033,903	Norwegian Kroner	424,200,000	CITI	$ 1,750,991
09/15/21	U.S. Dollars	48,733,428	New Zealand Dollars	67,315,000	CITI	1,691,752
09/15/21	U.S. Dollars	30,169,743	Swiss Francs	27,004,000	CITI	922,864
09/15/21	U.S. Dollars	25,405,327	Australian Dollars	33,073,000	CITI	593,930
09/15/21	U.S. Dollars	20,478,478	Japanese Yen	2,246,711,000	CITI	241,517
12/15/21	U.S. Dollars	2,163,190	Swiss Francs	1,934,000	NT	62,749
09/15/21	U.S. Dollars	8,126,001	Euro	6,794,000	CITI	56,879
09/15/21	U.S. Dollars	7,832,090	Canadian Dollars	9,658,000	CITI	41,091
09/15/21	U.S. Dollars	1,480,184	Danish Kroner	9,065,000	CITI	32,493
09/15/21	U.S. Dollars	1,139,816	British Pounds	807,000	CITI	23,297
09/15/21	U.S. Dollars	574,142	Swedish Kronor	4,770,000	CITI	16,363
09/15/21	U.S. Dollars	230,281	Singapore Dollars	306,000	CITI	2,724
09/15/21	U.S. Dollars	844,298	Hong Kong Dollars	6,551,000	CITI	430
09/17/21	U.S. Dollars	100,592	Israeli Shekels	326,500	CITI	345
09/15/21	Hong Kong Dollars	33,899,993	U.S. Dollars	4,366,773	CITI	52
09/15/21	Singapore Dollars	9,000	U.S. Dollars	6,685	CITI	8
Subtotal Appreciation						$ 5,437,485
09/15/21	U.S. Dollars	8,177	Singapore Dollars	11,000	CITI	$ (4)
09/15/21	U.S. Dollars	91,967	Hong Kong Dollars	714,000	CITI	(7)
09/17/21	U.S. Dollars	43,727	Israeli Shekels	142,500	CITI	(24)
09/15/21	Hong Kong Dollars	34,956,994	U.S. Dollars	4,504,559	CITI	(1,574)
09/17/21	Israeli Shekels	5,162,000	U.S. Dollars	1,588,947	CITI	(4,080)
09/15/21	U.S. Dollars	2,396,732	Canadian Dollars	2,984,000	CITI	(10,427)
09/15/21	Norwegian Kroner	22,806,000	U.S. Dollars	2,661,975	CITI	(12,407)
09/15/21	Singapore Dollars	2,247,000	U.S. Dollars	1,693,285	CITI	(22,295)
09/15/21	Danish Kroner	11,414,000	U.S. Dollars	1,866,408	CITI	(43,577)
09/15/21	Swiss Francs	6,196,000	U.S. Dollars	6,844,550	CITI	(133,928)
09/15/21	New Zealand Dollars	17,226,000	U.S. Dollars	12,266,274	CITI	(228,244)
09/15/21	Japanese Yen	2,020,959,000	U.S. Dollars	18,521,847	CITI	(318,319)
09/15/21	British Pounds	19,631,000	U.S. Dollars	27,654,990	CITI	(494,670)
09/15/21	Swedish Kronor	253,115,000	U.S. Dollars	30,153,336	CITI	(555,368)
09/15/21	Canadian Dollars	55,167,000	U.S. Dollars	45,639,043	CITI	(1,136,452)
09/15/21	Australian Dollars	68,412,000	U.S. Dollars	53,034,827	CITI	(1,712,076)
09/15/21	Euro	69,928,000	U.S. Dollars	85,576,198	CITI	(2,523,869)
Subtotal Depreciation						$(7,197,321)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$(1,759,836)

See Notes to Financial Statements.

Swap Agreements outstanding at June 30, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of Tel Aviv 35 Index (At Termination)	Increase in total return of Tel Aviv 35 Index (At Termination)	7/30/2021	GSC	ILS	4,712,232	$ 2,457	$ —	$ 2,457
Financing Index: 1-Month EURIBOR - 0.08%	MSCI Netherlands Net Return EUR Index (Monthly)	9/15/2021	GSC	EUR	90,517	1,856	—	1,856
MSCI Spain Net Return EUR Index (Monthly)	Financing Index: 1-Month EURIBOR - 0.31%	9/15/2021	GSC	EUR	5,752,349	201,663	—	201,663
Subtotal Appreciation						$ 205,976	$ —	$ 205,976
Decrease in total return of Hang Seng Index (At Termination)	Increase in total return of Hang Seng Index (At Termination)	7/29/2021	GSC	HKD	68,712,000	$(108,112)	$ —	$(108,112)
Financing Index: 1-Month EURIBOR - 0.21%	MSCI Italy Net Return EUR Index (Monthly)	9/15/2021	GSC	EUR	2,662,830	(84,062)	—	(84,062)
Financing Index: 1-Month HIBOR - 0.05%	MSCI Hong Kong Net Return HKD Index (Monthly)	9/15/2021	GSC	HKD	2,140,112	(1,886)	—	(1,886)
Financing Index: 1-Month ICE LIBOR JPY + 0.00%	MSCI Japan Net Return JPY Index (Monthly)	9/15/2021	GSC	JPY	53,394,026	(3,534)	—	(3,534)
Financing Index: 1-Month ICE LIBOR USD - 0.20%	MSCI Daily TR Net Israel Index (Monthly)	9/15/2021	JPM	USD	47,073	(144)	—	(144)
Decrease in total return of Swiss Market Index (At Termination)	Increase in total return of Swiss Market Index (At Termination)	9/17/2021	CITI	CHF	3,577,500	(25,679)	—	(25,679)
Subtotal Depreciation						$(223,417)	$ —	$(223,417)
Net Total Return Swaps outstanding at June 30, 2021						$ (17,441)	$ —	$ (17,441)
Total Return Basket Swap Agreements outstanding at June 30, 2021:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread (-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).	50-60 months maturity ranging from 08/08/2025 - 06/12/2026	GSC	$10,047,106	$255,949	$—	$255,949
The Fund receives the total return on a portfolio of short equity positions and receives the LIBOR minus a specified spread (-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	50-60 months maturity ranging from 08/08/2025 - 06/12/2026	GSC	3,191,238	333,120	—	333,120
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA or EURIBOR plus or minus a specified spread (-.35% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).*	50-60 months maturity ranging from 08/08/2025 - 06/25/2026	GSC	41,814,277	139,921	—	139,921
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread (-0.33%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).**	50-60 months maturity ranging from 08/08/2025 - 06/25/2026	GSC	$1,580,093,000	$ 626,491	$ —	$ 626,491
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	50-59 months maturity ranging from 08/08/2025 - 05/11/2026	GSC	7,675,848	2,813	—	2,813
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread (-0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	50-59 months maturity ranging from 08/08/2025 - 05/25/2026	GSC	27,510,420	144,847	—	144,847
Subtotal Appreciation				$1,503,141	$ —	$1,503,141

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Acerinox SA	9,594	$ 97,715	$ (15,005)	(10.72)%
Aegon NV	(81,768)	286,106	17,369	12.41
Aeroports de Paris	(4,217)	463,237	64,002	45.74
Amadeus IT Group SA	(23,924)	1,419,172	147,328	105.29
Amundi SA	1,133	84,239	352	0.25
Argenx SE	(4,315)	1,100,757	(96,208)	(68.76)
Arkema SA	1,343	142,089	(2,843)	(2.03)
Atos SE	38,779	1,989,363	(86,979)	(62.16)
Banco Bilbao Vizcaya Argentaria SA	257,103	1,344,134	(11,023)	(7.88)
Bankinter SA	73,881	313,182	(18,510)	(13.23)
BioMerieux	787	77,126	6,278	4.49
BNP Paribas SA	13,946	737,325	(55,414)	(39.60)
Bollore SA	53,121	240,107	6,142	4.39
Bouygues SA	7,974	248,709	(26,045)	(18.61)
Carl Zeiss Meditec AG	(1,588)	258,765	(19,701)	(14.08)
Carrefour SA	102,326	1,697,077	(68,220)	(48.76)
Cellnex Telecom SA	(1,565)	84,072	(5,694)	(4.07)
Cie de St-Gobain	26,937	1,496,081	(45,064)	(32.21)
Cie Generale des Etablissements Michelin SCA	12,835	1,726,308	61,194	43.73
CNP Assurances	12,535	179,877	(3,087)	(2.21)
Credit Agricole SA	18,152	214,448	(6,157)	(4.40)
CTS Eventim AG & Co. KGaA	(5,042)	265,713	43,735	31.26
Delivery Hero SE	(813)	90,568	(2,214)	(1.58)
Deutsche Lufthansa AG	(104,982)	996,279	173,967	124.33
EDP - Energias de Portugal SA	19,980	89,311	(1,333)	(0.95)
Eiffage SA	659	56,542	(3,943)	(2.82)
Electricite de France SA	26,905	309,946	(14,140)	(10.11)
Enagas SA	38,326	746,782	(2,357)	(1.68)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Endesa SA	47,644	$ 974,796	$ (5,858)	(4.19)%
Eurofins Scientific SE	2,211	213,140	14,820	10.59
Eutelsat Communications SA	114,129	1,124,627	(73,667)	(52.65)
Evotec SE	(8,758)	334,818	(36,599)	(26.16)
Faurecia SE	(2,811)	116,291	10,738	7.67
Fluidra SA	14,083	471,076	(8,655)	(6.19)
Fraport AG Frankfurt Airport ServicesWorldwide	(4,148)	238,344	22,106	15.80
Galapagos NV	(3,682)	215,323	30,829	22.03
Gecina SA REIT	674	87,081	(5,457)	(3.90)
Infrastrutture Wireless Italiane SpA	(18,715)	178,017	(1,068)	(0.76)
Ipsen SA	6,595	578,513	(22,408)	(16.01)
Just Eat Takeaway.com NV	(851)	66,267	(2,735)	(1.95)
Kesko OYJ, B Shares	(2,433)	75,788	(3,615)	(2.58)
Leonardo SpA	(7,898)	53,801	3,791	2.71
Mapfre SA	315,758	562,839	(17,113)	(12.23)
MTU Aero Engines AG	(3,567)	745,146	3,865	2.76
Nexi SpA	(37,198)	688,535	(48,634)	(34.76)
OCI NV	(19,359)	397,247	39,718	28.39
Orange SA	158,443	1,523,429	(100,758)	(72.01)
Publicis Groupe SA	29,056	1,567,281	(9,338)	(6.67)
Rational AG	(760)	580,640	(30,759)	(21.98)
Red Electrica Corporation SA	25,063	392,361	(18,115)	(12.95)
Repsol SA	46,471	490,455	(38,583)	(27.57)
Rexel SA	102,856	1,814,380	60,690	43.37
Rubis	25,845	968,929	(65,502)	(46.81)
Saipem SpA	(200,935)	410,108	36,701	26.23
Sanofi	10,559	932,993	23,450	16.76
SCOR SE	(6,862)	184,039	(3,585)	(2.56)
SEB SA	10,500	1,600,200	(9,291)	(6.64)
SES SA	43,764	281,928	(18,210)	(13.01)
Societe BIC SA	19,603	1,148,736	(28,837)	(20.61)
Societe Generale SA	12,207	303,466	(18,973)	(13.56)
Sodexo SA	8,931	702,870	(34,384)	(24.57)
STMicroelectronics NV	36,817	1,126,784	4,814	3.44
Tenaris SA	(94,805)	871,448	38,202	27.30
Thales SA	1,580	135,943	(240)	(0.17)
thyssenkrupp AG	(55,631)	488,997	59,501	42.52
Unibail-Rodamco-Westfield REIT	(33,054)	2,412,611	356,650	254.89
		$41,814,277	$ 139,921	100.00%

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Aeon Co., Ltd.	(23,800)	$ 71,043,000	$ (7,936)	(1.27)%
ANA Holdings, Inc.	(36,600)	95,599,200	95,363	15.22
Asics Corporation	(31,400)	88,296,800	(60,982)	(9.73)
Central Japan Railway Co.	(800)	13,480,000	9,637	1.54
Denso Corporation	(1,000)	7,579,000	2,039	0.33
Dentsu Group, Inc.	(1,900)	7,552,500	(1,025)	(0.16)
East Japan Railway Co.	(16,300)	129,210,100	78,428	12.52
Harmonic Drive Systems, Inc.	(2,600)	15,912,000	(8,686)	(1.39)
Isetan Mitsukoshi Holdings, Ltd.	(26,100)	20,201,400	25,569	4.08
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Japan Airlines Co., Ltd.	(26,200)	$ 62,906,200	$ 76,763	12.25%
Japan Airport Terminal Co., Ltd.	(12,400)	61,876,000	49,000	7.82
JCR Pharmaceuticals Co., Ltd	(7,100)	26,554,000	(22,408)	(3.58)
Keihan Holdings Co., Ltd.	(2,400)	8,064,000	5,825	0.93
Keikyu Corporation	(39,300)	53,369,400	59,054	9.43
Keio Corporation	(6,800)	44,404,000	30,563	4.88
Keisei Electric Railway Co., Ltd.	(6,600)	23,397,000	7,791	1.24
Kikkoman Corporation	(2,200)	16,126,000	(6,034)	(0.96)
Kintetsu Group Holdings Co., Ltd.	(6,800)	26,520,000	18,927	3.02
Lasertec Corporation	(800)	17,272,000	(12,369)	(1.97)
Mercari, Inc.	(8,500)	50,150,000	(54,396)	(8.68)
Mitsubishi Motors Corporation	(200,400)	62,524,800	12,521	2.00
Nippon Paint Holdings Co., Ltd.	(85,500)	128,934,000	34,483	5.50
Odakyu Electric Railway Co., Ltd.	(36,200)	101,577,200	49,830	7.95
Pan Pacific International Holdings Corporation	(4,700)	10,838,200	(1,240)	(0.20)
Park24 Co., Ltd.	(25,200)	50,853,600	5,045	0.81
Rakuten, Inc.	(90,600)	113,612,400	25,087	4.00
Seibu Holdings, Inc.	(39,600)	51,559,200	49,452	7.89
Sharp Corporation	(6,400)	11,731,200	7,353	1.17
Showa Denko KK	(18,700)	61,710,000	43,654	6.97
Toho Gas Co., Ltd.	(1,800)	9,792,000	1,920	0.31
West Japan Railway Co.	(21,700)	137,447,800	113,263	18.08
		$1,580,093,000	$626,491	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	50 months maturity 08/08/2025	GSC	$ 7,377,141	$ (12,893)	$ —	$ (12,893)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the LIBOR or SONIA plus or minus a specified spread(-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).*	50-60 months maturity ranging from 08/08/2025 - 06/25/2026	GSC	38,306,966	(452,618)	—	(452,618)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.20% to .33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	50-60 months maturity ranging from 08/08/2025 - 06/25/2026	GSC	68,730,353	(154,047)	—	(154,047)
Subtotal Depreciation				$(619,558)	$ —	$(619,558)
Net Total Return Basket Swaps				$ 883,583	$ —	$ 883,583

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
3i Group PLC	15,222	$178,554	$(2,988)	0.66%

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Aggreko PLC	102,664	$ 884,964	$ (3,034)	0.67%
Anglo American PLC	36,679	1,053,604	(93,917)	20.75
Ashtead Group PLC	11,350	608,814	33,180	(7.33)
ASOS PLC	12,381	614,098	(22,744)	5.02
Avast PLC	13,904	68,102	3,582	(0.79)
Aviva PLC	585,004	2,374,531	(66,076)	14.60
BAE Systems PLC	94,082	491,108	(15,987)	3.53
Barclays PLC	584,920	1,000,915	(76,125)	16.82
Barratt Developments PLC	52,539	365,251	(33,516)	7.40
Bellway PLC	2,303	74,617	(6,421)	1.42
BHP Group PLC	72,541	1,545,123	(1,340)	0.30
boohoo Group PLC	54,210	168,268	(11,512)	2.54
BP PLC	316,972	998,462	(26,426)	5.84
BT Group PLC	(219,357)	425,553	34,280	(7.57)
Bunzl PLC	9,413	224,877	18,873	(4.17)
Centrica PLC	(305,718)	157,322	3,106	(0.69)
Compass Group PLC	10,980	167,116	(18,873)	4.17
Croda International PLC	(1,356)	99,910	(7,817)	1.73
DCC PLC	7,847	464,385	(6,633)	1.47
Direct Line Insurance Group PLC	123,561	352,149	(13,411)	2.96
Dunelm Group PLC	25,905	367,592	(10,832)	2.39
easyJet PLC	(24,074)	215,414	30,403	(6.72)
Evraz PLC	256,259	1,517,053	(76,371)	16.87
GlaxoSmithKline PLC	62,055	880,809	55,150	(12.18)
Hays PLC	63,494	100,701	(12,847)	2.84
Hikma Pharmaceuticals PLC	3,058	74,799	(16)	0.00
Hiscox, Ltd.	(18,114)	150,636	(8,941)	1.98
HSBC Holdings PLC	18,243	76,128	(5,266)	1.16
IMI PLC	7,273	125,096	(329)	0.07
Inchcape PLC	131,932	1,013,897	(317)	0.07
Informa PLC	(43,389)	217,639	37,897	(8.37)
InterContinental Hotels Group PLC	(10,451)	502,693	57,749	(12.76)
Investec PLC	52,967	152,704	(8,607)	1.90
J Sainsbury PLC	(149,612)	406,645	(35,420)	7.83
JD Sports Fashion PLC	17,273	158,739	(360)	0.08
Kingfisher PLC	440,519	1,605,692	201,071	(44.42)
Legal & General Group PLC	(54,568)	140,567	12,433	(2.75)
Lloyds Banking Group PLC	477,023	222,722	(10,245)	2.26
London Stock Exchange Group PLC	3,641	290,188	23,814	(5.26)
M&G PLC	605,277	1,385,479	(107,490)	23.75
Man Group PLC	709,250	1,276,295	(11,072)	2.45
Marks & Spencer Group PLC	617,101	903,744	(109,906)	24.28
Meggitt PLC	(45,707)	210,801	26,395	(5.83)
Mondi PLC	8,545	162,440	(390)	0.09
Moneysupermarket.com Group PLC	190,429	488,641	(34,356)	7.59
Ocado Group PLC	(29,745)	595,792	(36,291)	8.02
Pennon Group PLC	(4,985)	56,605	(2,111)	0.47
Persimmon PLC	4,897	144,853	(10,533)	2.33
Prudential PLC	(21,830)	299,835	23,508	(5.19)
Quilter PLC	(49,094)	73,027	3,962	(0.88)
Rio Tinto PLC	44,354	2,638,619	(73,599)	16.26
Rolls-Royce Holdings PLC	(1,892,883)	1,872,440	356,334	(78.73)
Royal Dutch Shell PLC, A Shares	51,276	741,861	40,174	(8.88)
Royal Dutch Shell PLC, B Shares	46,826	655,096	50,557	(11.17)
Royal Mail PLC	341,881	1,974,021	(77,056)	17.02
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Sage Group PLC (The)	87,998	$ 602,082	$ 45,949	(10.15)%
Severn Trent PLC	(3,372)	84,334	(4,342)	0.96
St. James’s Place PLC	(2,963)	43,764	(2,096)	0.46
Standard Chartered PLC	51,103	235,585	(25,716)	5.68
Standard Life Aberdeen PLC	140,399	380,481	(11,738)	2.59
Tate & Lyle PLC	164,840	1,217,179	(84,199)	18.60
Unilever PLC	4,294	181,658	(2,743)	0.61
United Utilities Group PLC	(19,537)	190,369	460	(0.10)
Vodafone Group PLC	130,137	157,908	(5,536)	1.22
Weir Group PLC (The)	2,907	53,809	(1,794)	0.40
WH Smith PLC	(14,256)	229,308	34,770	(7.68)
Wm Morrison Supermarkets PLC	(370,289)	913,503	(368,926)	81.51
		$38,306,966	$(452,618)	100.00%
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 47,305,929	$ 47,305,929	$ —	$ —
Foreign Bond	482,941	—	482,941	—
Foreign Common Stocks	1,147,575,392	1,147,575,392	—	—**
Foreign Preferred Stocks	7,823,483	7,823,483	—	—
Money Market Funds	94,119,084	94,119,084	—	—
Total Assets - Investments in Securities	$1,297,306,829	$1,296,823,888	$ 482,941	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,437,485	$ —	$5,437,485	$ —
Futures Contracts	1,754,653	1,754,653	—	—
Swap Agreements	1,709,117	—	1,709,117	—
Total Assets - Other Financial Instruments	$ 8,901,255	$ 1,754,653	$7,146,602	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$ (1,845,901)	$(1,845,901)	$ —	$ —
Total Liabilities - Investments in Securities	$ (1,845,901)	$(1,845,901)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (7,197,321)	$ —	$(7,197,321)	$ —
Futures Contracts	(2,503,054)	(2,503,054)	—	—
Swap Agreements	(842,975)	—	(842,975)	—
Total Liabilities - Other Financial Instruments	$(10,543,350)	$(2,503,054)	$(8,040,296)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 5.3%
Communication Services — 0.6%
Autohome, Inc. ADR	1,273	$ 81,421
Bilibili, Inc. ADRΔ*	22,534	2,745,542
JOYY, Inc. ADRΔ	1,059	69,862
Sea, Ltd. ADRΔ*	3,966	1,089,064
Tencent Music Entertainment Group ADR*	74,354	1,151,000
		5,136,889
Consumer Discretionary — 2.7%
Arco Platform, Ltd. Class AΔ*	43,040	1,319,606
Gaotu Techedu, Inc. ADRΔ*	2,221	32,804
Huazhu Group, Ltd. ADRΔ*	3,029	159,962
MercadoLibre, Inc.*	4,283	6,672,015
NIO, Inc. ADR*	36,022	1,916,370
Ozon Holdings PLC ADRΔ*	29,644	1,737,731
Pinduoduo, Inc. ADR*	10,227	1,299,034
Trip.com Group, Ltd. ADR*	113,488	4,024,284
XPeng, Inc. ADR*	5,122	227,519
Yum China Holdings, Inc.	85,194	5,644,103
		23,033,428
Financials — 0.4%
Intercorp Financial Services, Inc.Δ	15,633	392,701
Patria Investments, Ltd. Class A	89,543	1,577,748
XP, Inc. Class A*	33,263	1,448,603
		3,419,052
Health Care — 0.4%
BeiGene, Ltd. ADRΔ*	1,264	433,792
Zai Lab, Ltd. ADR*	17,216	3,047,060
		3,480,852
Industrials — 0.4%
DiDi Global, Inc. ADR*	63,612	899,474
Full Truck Alliance Co., Ltd. ADR*	25,902	527,883
ZTO Express Cayman, Inc. ADR	68,874	2,090,326
		3,517,683
Information Technology — 0.8%
Daqo New Energy Corporation ADR*	8,837	574,582
Dlocal, Ltd.*	20,603	1,082,275
EPAM Systems, Inc.*	1,212	619,283
GDS Holdings, Ltd. ADRΔ*	2,167	170,088
Globant SA*	4,927	1,079,900
Pagseguro Digital, Ltd. Class AΔ*	9,704	542,648
StoneCo, Ltd. Class A*	28,184	1,890,020
Zepp Health Corporation ADRΔ*	32,146	377,394
		6,336,190
Materials — 0.0%
Southern Copper Corporation	2,441	157,005
Real Estate — 0.0%
KE Holdings, Inc. ADRΔ*	4,763	227,100
Total Common Stocks (Cost $34,509,308)		45,308,199
	Shares	Value
FOREIGN COMMON STOCKS — 86.0%
Brazil — 3.7%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA*	246,541	$ 488,244
Atacadao SA	178,800	756,354
B3 SA - Brasil Bolsa Balcao	1,672,500	5,632,389
Banco BTG Pactual SA*	67,000	1,640,583
Banco do Brasil SA	398,000	2,570,220
Blau Farmaceutica SA*	38,985	382,890
Boa Vista Servicos SA	253,393	569,571
Caixa Seguridade Participacoes S/A*	819,121	2,163,989
Cia Siderurgica Nacional SA	241,900	2,128,261
JBS SA	119,500	701,316
Localiza Rent a Car SA	97,600	1,255,861
Locaweb Servicos de Internet SA 144A*	168,500	915,371
Magazine Luiza SA	265,700	1,129,831
Notre Dame Intermedica Participacoes SA	14,300	244,668
Petrobras Distribuidora SA	159,500	854,292
Qualicorp Consultoria e Corretora de Seguros SA	111,795	648,455
Raia Drogasil SA*	653,500	3,258,434
Rede D'Or Sao Luiz SA 144A*	69,171	964,038
Vale SA ADR	243,734	5,559,573
		31,864,340
Canada — 0.2%
Parex Resources, Inc.*	109,912	1,835,413
Chile — 0.5%
Banco de Chile ADRΔ	7,668	151,443
Banco de Credito e Inversiones SA	1,916	80,881
Banco Santander Chile ADRΔ	3,609	71,711
Enel Chile SA ADRΔ	37,174	109,663
Falabella SA	798,250	3,553,152
		3,966,850
China — 20.1%
Agricultural Bank of China, Ltd. Class A	252,800	118,426
Agricultural Bank of China, Ltd. Class H	4,480,000	1,557,900
Alibaba Group Holding, Ltd. ADR*	150,837	34,206,815
Amoy Diagnostics Co., Ltd. Class A	92,300	1,485,236
Anhui Conch Cement Co., Ltd. Class A	40,100	254,498
Anhui Conch Cement Co., Ltd. Class H	157,500	835,748
Baidu, Inc. ADR*	7,509	1,531,085
Bank of Beijing Co., Ltd. Class A	149,800	112,789
Bank of China, Ltd. Class A	203,500	96,904
Bank of China, Ltd. Class H	7,730,000	2,777,675
Bank of Communications Co., Ltd. Class A	110,200	83,484
Bank of Ningbo Co., Ltd. Class A	27,000	162,675
Bank of Shanghai Co., Ltd. Class A	85,980	109,003

See Notes to Financial Statements.

	Shares	Value
Baoshan Iron & Steel Co., Ltd. Class A	107,400	$ 126,860
BOE Technology Group Co., Ltd. Class A	620,900	599,008
BYD Co., Ltd. Class A	15,500	601,495
BYD Co., Ltd. Class HΔ	7,000	209,343
China CITIC Bank Corporation, Ltd. Class H	4,306,000	2,040,890
China Construction Bank Corporation Class H	554,000	435,962
China Everbright Bank Co., Ltd. Class A	131,700	76,967
China Everbright Bank Co., Ltd. Class H	1,648,000	672,844
China Evergrande Group	224,785	292,985
China Fortune Land Development Co., Ltd. Class A	90,079	72,976
China Life Insurance Co., Ltd. Class H	152,000	301,482
China Mengniu Dairy Co., Ltd.*	310,000	1,874,541
China Merchants Bank Co., Ltd. Class A	37,756	316,324
China Merchants Bank Co., Ltd. Class H	476,500	4,065,804
China Merchants Securities Co., Ltd. Class A	80,400	236,425
China Minsheng Banking Corporation, Ltd. Class A	139,200	94,908
China National Building Material Co., Ltd. Class H	466,000	547,367
China Pacific Insurance Group Co., Ltd. Class A	21,100	94,506
China Petroleum & Chemical Corporation Class A	172,300	116,144
China Petroleum & Chemical Corporation Class H	1,314,000	665,098
China Railway Group, Ltd. Class H	297,000	154,921
China Shenhua Energy Co., Ltd. Class H	41,500	81,351
China Tourism Group Duty Free Corporation, Ltd. Class A	15,212	705,796
China Vanke Co., Ltd. Class H	78,650	246,152
CITIC Securities Co., Ltd. Class A	48,700	187,781
Contemporary Amperex Technology Co., Ltd. Class A	21,599	1,785,878
COSCO SHIPPING Holdings Co., Ltd. Class H*	990,500	2,495,290
Country Garden Holdings Co., Ltd.Δ	297,632	333,501
CSC Financial Co., Ltd. Class H 144AΔ	640,500	776,259
Dongfeng Motor Group Co., Ltd. Class H	2,354,000	2,116,214
Foshan Haitian Flavouring & Food Co., Ltd. Class A	26,572	529,751
GF Securities Co., Ltd. Class H	49,600	64,265
Gree Electric Appliances, Inc. of Zhuhai Class A	193,300	1,557,027
Guotai Junan Securities Co., Ltd. Class A	45,900	121,633
Haier Smart Home Co., Ltd. Class A	90,400	362,128
Haitian International Holdings, Ltd.	245,000	821,999
Haitong Securities Co., Ltd. Class A	60,600	107,745
	Shares	Value
Hangzhou Robam Appliances Co., Ltd. Class A	145,532	$ 1,046,256
Huatai Securities Co., Ltd. Class A	39,636	96,822
Huatai Securities Co., Ltd. Class H 144A	231,000	339,168
Huaxia Bank Co., Ltd. Class A	113,607	108,723
Industrial & Commercial Bank of China, Ltd. Class A	169,700	135,643
Industrial Bank Co., Ltd. Class A	40,800	129,628
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	78,162	445,066
JD.com, Inc. ADR*	23,453	1,871,784
Jiangsu Hengrui Medicine Co., Ltd. Class A	66,375	697,513
Luxshare Precision Industry Co., Ltd. Class A	225,012	1,600,258
Midea Group Co., Ltd. Class A	149,000	1,644,101
NARI Technology Co., Ltd. Class A	711,561	2,556,671
NetEase, Inc. ADR	44,984	5,184,406
New China Life Insurance Co., Ltd. Class A	21,100	149,767
New China Life Insurance Co., Ltd. Class H	406,000	1,385,701
New Oriental Education & Technology Group, Inc. ADRΔ*	40,550	332,104
People’s Insurance Co. Group of China, Ltd. (The) Class H	379,000	126,426
PetroChina Co., Ltd. Class A	148,700	121,617
PICC Property & Casualty Co., Ltd. Class H	2,159,803	1,891,563
Ping An Bank Co., Ltd. Class A	50,900	178,007
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	199,755
Ping An Insurance Group Co. of China, Ltd. Class H	994,996	9,745,817
SAIC Motor Corporation, Ltd. Class A	81,900	278,189
Sany Heavy Industry Co., Ltd. Class A	593,700	2,668,325
SF Holding Co., Ltd. Class A	56,599	592,412
Shandong Sinocera Functional Material Co., Ltd. Class A	327,300	2,466,876
Shanghai International Airport Co., Ltd. Class A	209,400	1,558,186
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	93,073
Shenwan Hongyuan Group Co., Ltd. Class A	160,100	115,841
Shenzhen Inovance Technology Co., Ltd. Class A	217,527	2,497,444
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	18,700	1,387,889
Sinopharm Group Co., Ltd. Class H	285,600	849,704
Sunac China Holdings, Ltd.*	104,859	359,916
Suning.com Co., Ltd. Class A	202,175	174,729
Sunny Optical Technology Group Co., Ltd.	296,476	9,370,479
TAL Education Group ADR*	10,903	275,083
Tencent Holdings, Ltd.	492,530	37,046,163
Vipshop Holdings, Ltd. ADR*	8,678	174,254
Will Semiconductor, Ltd. Class A	55,158	2,745,940
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
WuXi AppTec Co., Ltd. Class H 144A	56,002	$ 1,307,663
Yifeng Pharmacy Chain Co., Ltd. Class A	301,726	2,616,523
Yonghui Superstores Co., Ltd. Class A	364,632	266,651
Yunnan Aluminium Co., Ltd. Class A*	511,249	940,602
Yunnan Energy New Material Co., Ltd. Class A	117,400	4,249,092
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	237,930	882,115
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	205,200	214,865
ZTE Corporation Class H	70,800	221,127
		172,561,795
Egypt — 0.1%
Commercial International Bank Egypt SAE*	177,927	591,427
Greece — 0.2%
Hellenic Exchanges - Athens Stock Exchange SA	54,207	263,531
JUMBO SA	37,725	634,753
Sarantis SA	50,596	533,949
		1,432,233
Hong Kong — 8.0%
3SBio, Inc. 144AΔ*	540,500	668,289
AIA Group, Ltd.	745,625	9,267,134
Alibaba Group Holding, Ltd.*	58,900	1,668,920
Alibaba Health Information Technology, Ltd.*	286,000	634,303
ANTA Sports Products, Ltd.	89,000	2,095,385
Beijing Enterprises Holdings, Ltd.	54,000	191,608
Bilibili, Inc. Class Z*	10,880	1,339,629
Bosideng International Holdings, Ltd.	136,000	97,214
Brilliance China Automotive Holdings, Ltd.	2,064,000	1,940,574
China Education Group Holdings, Ltd.Δ	85,000	189,611
China Everbright Environment Group, Ltd.	1,002,000	567,830
China Hongqiao Group, Ltd.	420,500	569,743
China Medical System Holdings, Ltd.	1,095,000	2,884,065
China Merchants Port Holdings Co., Ltd.	248,000	362,212
China Resources Cement Holdings, Ltd.	1,306,398	1,241,737
China Resources Land, Ltd.Δ	1,329,987	5,387,233
China Taiping Insurance Holdings Co., Ltd.	708,800	1,179,462
China Yuhua Education Corporation, Ltd. 144A	450,000	407,442
CITIC, Ltd.	2,740,000	2,953,750
CSPC Pharmaceutical Group, Ltd.	942,000	1,363,688
ENN Energy Holdings, Ltd.	213,000	4,054,635
Hengan International Group Co., Ltd.	11,000	73,670
Hong Kong Exchanges and Clearing, Ltd.	121,562	7,245,842
Jiumaojiu International Holdings, Ltd. 144A	217,000	887,363
Kingboard Holdings, Ltd.	155,500	863,188
	Shares	Value
Lenovo Group, Ltd.	532,000	$ 611,872
Li Ning Co., Ltd.	27,000	329,663
Longfor Group Holdings, Ltd. 144A	276,884	1,551,261
Meituan Class B 144A*	232,221	9,582,784
Minth Group, Ltd.	234,000	1,112,090
Nine Dragons Paper Holdings, Ltd.	287,000	368,162
Samsonite International SA 144A*	323,700	662,050
Shenzhen International Holdings, Ltd.	221,000	305,699
Shimao Group Holdings, Ltd.	68,500	167,979
Sino Biopharmaceutical, Ltd.	1,149,000	1,127,646
Sinotruk Hong Kong, Ltd.	686,000	1,470,196
Techtronic Industries Co., Ltd.	49,000	855,763
Topsports International Holdings, Ltd. 144A	530,000	868,282
Wuxi Biologics Cayman, Inc. 144A*	63,221	1,158,681
ZTO Express Cayman, Inc.	5,000	150,690
		68,457,345
Hungary — 0.5%
OTP Bank Nyrt PLC*	78,544	4,228,404
India — 9.5%
Amber Enterprises India, Ltd.*	23,281	916,519
Atul, Ltd.*	5,158	623,006
Avenue Supermarts, Ltd. 144A*	21,067	947,802
Axis Bank, Ltd.*	54,941	553,106
Bajaj Auto, Ltd.*	2,222	123,576
Bharti Airtel, Ltd.	343,385	2,428,364
Colgate-Palmolive India, Ltd.	3,883	88,066
Computer Age Management Services, Ltd.	21,415	804,510
Crompton Greaves Consumer Electricals, Ltd.	105,679	617,894
Divi's Laboratories, Ltd.*	19,239	1,140,997
Dr. Reddy's Laboratories, Ltd.	14,959	1,091,395
GAIL India, Ltd.	192,578	387,721
Godrej Properties, Ltd.*	52,171	981,093
HCL Technologies, Ltd.	429,847	5,687,536
Hero MotoCorp, Ltd.	56,724	2,215,083
Hindustan Petroleum Corporation, Ltd.	28,273	111,525
Housing Development Finance Corporation, Ltd.	367,348	12,232,990
ICICI Bank, Ltd.*	266,890	2,265,315
ICICI Lombard General Insurance Co., Ltd. 144A	40,054	844,405
Indian Oil Corporation, Ltd.	103,991	150,957
Info Edge India, Ltd.	18,759	1,240,610
Infosys, Ltd.	95,323	2,027,265
Infosys, Ltd. ADR	193,836	4,107,385
Kotak Mahindra Bank, Ltd.*	59,211	1,358,874
Macrotech Developers, Ltd. 144A*	104,668	962,684
Mahindra & Mahindra, Ltd.	623,712	6,525,775
Marico, Ltd.	1,111,783	7,939,384
Motherson Sumi Systems, Ltd.*	192,078	625,617
Navin Fluorine International, Ltd.	26,553	1,339,349
NTPC, Ltd.	1,080,626	1,692,249
REC, Ltd.	176,441	352,621
Route Mobile, Ltd.*	33,696	781,178

See Notes to Financial Statements.

	Shares	Value
SBI Life Insurance Co., Ltd. 144A	45,856	$ 621,952
Sona Blw Precision Forgings, Ltd. 144A*	90,274	415,724
Tata Consultancy Services, Ltd.	167,843	7,554,967
Tata Consumer Products, Ltd.	95,424	968,490
Tata Motors, Ltd.*	267,520	1,222,249
TeamLease Services, Ltd.*	13,282	646,383
Tech Mahindra, Ltd.	151,109	2,226,993
UPL, Ltd.	140,118	1,494,586
Wipro, Ltd.	475,053	3,487,322
		81,803,517
Indonesia — 1.5%
PT Adaro Energy Tbk	6,941,000	576,821
PT Astra International Tbk	2,564,300	873,630
PT Bank BTPN Syariah Tbk	2,155,200	428,067
PT Bank Central Asia Tbk	2,582,916	5,366,231
PT Bank Mandiri Persero Tbk	5,832,400	2,373,183
PT Bank Negara Indonesia Persero Tbk	490,631	156,664
PT BFI Finance Indonesia Tbk	11,391,300	699,190
PT Indofood Sukses Makmur Tbk	165,336	70,410
PT Map Aktif Adiperkasa*	703,100	89,706
PT Pakuwon Jati Tbk*	8,368,200	253,932
PT Perusahaan Gas Negara Tbk*	247,900	17,182
PT Semen Indonesia Persero Tbk	499,952	327,555
PT United Tractors Tbk	981,460	1,370,660
		12,603,231
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A	9,541	959,421
Malaysia — 0.5%
Hartalega Holdings Bhd	186,200	329,657
Kossan Rubber Industries	361,400	280,310
MISC Bhd	42,900	70,062
Petronas Gas Bhd	36,400	135,903
RHB Bank Bhd	59,600	77,524
Sime Darby Bhd	965,400	506,943
Supermax Corporation Bhd	503,000	399,831
Top Glove Corporation Bhd	2,524,000	2,535,247
		4,335,477
Mexico — 2.5%
Alpek SAB de CV	1,139,800	1,402,022
America Movil SAB de CV, Series L	4,367,700	3,286,621
Arca Continental SAB de CV	156,621	906,381
Cemex SAB de CV ADR*	427,935	3,594,654
Fomento Economico Mexicano SAB de CV ADR	78,700	6,650,937
Gentera SAB de CV*	338,550	198,708
Grupo Bimbo SAB de CV Series A	74,300	163,628
Grupo Financiero Banorte SAB de CV Series O	69,310	446,304
Grupo Televisa SAB SA ADR	109,723	1,566,844
Kimberly-Clark de Mexico SAB de CV Series A	239,301	425,085
	Shares	Value
Orbia Advance Corporation SAB de CV	139,000	$ 363,364
Wal-Mart de Mexico SAB de CV	702,200	2,293,581
		21,298,129
Netherlands — 0.2%
InPost SA*	41,720	837,321
Yandex NV Class AΔ*	16,994	1,202,325
		2,039,646
Peru — 0.5%
Credicorp, Ltd.*	31,171	3,775,120
Intercorp Financial Services, Inc.	7,876	199,026
		3,974,146
Philippines — 0.5%
Ayala Land, Inc.	2,713,900	2,004,222
BDO Unibank, Inc.	34,770	80,630
International Container Terminal Services, Inc.	95,860	321,464
JG Summit Holdings, Inc.	36,256	46,160
Jollibee Foods Corporation	145,210	635,396
Monde Nissin Corporation 144A*	3,468,600	1,173,846
PLDT, Inc.	4,180	110,719
SM Prime Holdings, Inc.	381,000	284,882
		4,657,319
Poland — 1.6%
Allegro.eu SA 144A*	100,902	1,736,478
Bank Polska Kasa Opieki SA*	163,379	3,984,854
Dino Polska SA 144A*	16,727	1,227,875
Grupa Lotos SA	187,881	2,646,003
KGHM Polska Miedz SA	6,799	334,601
PGE Polska Grupa Energetyczna SA*	610,074	1,505,585
Polski Koncern Naftowy ORLEN SA	13,106	263,907
Polskie Gornictwo Naftowe i Gazownictwo SA	540,551	945,858
Powszechna Kasa Oszczednosci Bank Polski SA*	154,146	1,529,332
		14,174,493
Qatar — 0.1%
Industries Qatar QSC	17,530	63,794
Qatar Islamic Bank SAQ	6,620	31,436
Qatar National Bank QPSC	108,220	533,521
		628,751
Russia — 1.7%
Gazprom PJSC ADR	532,310	4,063,778
LUKOIL PJSC ADR	42,747	3,959,227
MMC Norilsk Nickel PJSC ADR	33,263	1,133,270
Novatek PJSC GDR	1,991	436,626
Novolipetsk Steel PJSC GDR	4,192	132,048
Polyus PJSC GDR	5,619	543,638
Rosneft Oil Co. PJSC GDR	16,843	130,365
Sberbank of Russia PJSC ADR	210,535	3,498,363
Severstal PAO GDR	22,303	479,515
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Surgutneftegas PJSC ADR	19,506	$ 96,789
		14,473,619
Saudi Arabia — 0.7%
Alinma Bank	190,495	1,068,633
Arab National Bank	58,548	354,354
Bank Al-Jazira*	148,479	732,379
Banque Saudi Fransi	44,323	453,795
Jarir Marketing Co.	10,125	570,149
Riyad Bank	84,605	597,780
Saudi Arabian Oil Co. 144A	61,418	574,781
Saudi Basic Industries Corporation	25,575	830,543
Saudi National Bank (The)	71,660	1,100,521
		6,282,935
Singapore — 0.1%
Del Monte Pacific, Ltd.	167,400	47,928
Nanofilm Technologies International, Ltd.*	164,606	672,036
		719,964
Slovenia — 0.0%
Nova Ljubljanska Banka dd GDR	27,916	427,008
South Africa — 4.1%
Anglo American Platinum, Ltd.	6,890	795,829
AngloGold Ashanti, Ltd. ADRΔ	88,383	1,642,156
Clicks Group, Ltd.	120,601	2,074,962
Exxaro Resources, Ltd.	21,303	251,250
Gold Fields, Ltd. ADR	271,308	2,414,641
Harmony Gold Mining Co., Ltd. ADRΔ	641,445	2,392,590
Impala Platinum Holdings, Ltd.	16,912	278,894
JSE, Ltd.	69,101	514,386
Kumba Iron Ore, Ltd.	11,094	497,669
Mr Price Group, Ltd.	45,268	667,354
MTN GroupΔ*	132,753	959,670
MultiChoice Group, Ltd.	179,819	1,477,588
Naspers, Ltd. N Shares	64,380	13,517,050
Northam Platinum, Ltd.*	31,334	476,000
Old Mutual, Ltd.Δ	1,885,546	1,782,554
Santam, Ltd.*	19,579	355,918
Sasol, Ltd.*	12,173	185,843
Shoprite Holdings, Ltd.	9,466	103,039
Sibanye Stillwater, Ltd.	469,345	1,960,863
SPAR Group, Ltd. (The)	6,765	85,695
Transaction Capital, Ltd.	331,266	877,345
Woolworths Holdings, Ltd.*	498,197	1,880,799
		35,192,095
South Korea — 11.7%
BGF retail Co., Ltd.	6,171	983,612
Cheil Worldwide, Inc.	10,483	234,114
CJ ENM Co., Ltd.	3,753	608,865
CJ Logistics Corporation*	7,811	1,227,676
Coway Co., Ltd.	26,613	1,859,826
DB Insurance Co., Ltd.	31,243	1,520,327
Doosan Bobcat, Inc.*	2,284	97,351
Fila Holdings Corporation	17,779	918,828
Hana Financial Group, Inc.	22,082	902,967
	Shares	Value
Hankook Tire & Technology Co., Ltd.	31,361	$ 1,439,740
Hanwha Corporation	30,034	846,761
Hugel, Inc.*	1,485	315,949
Hyundai Glovis Co., Ltd.	13,806	2,562,229
Hyundai Marine & Fire Insurance Co., Ltd.	56,871	1,287,759
Industrial Bank of Korea	197,834	1,844,565
KB Financial Group, Inc.	2,893	143,346
Kia Motors Corporation	50,986	4,056,605
Korea Gas Corporation*	3,945	129,264
Korea Investment Holdings Co., Ltd.	9,587	876,847
LG Electronic, Inc.	19,659	2,854,190
LG Household & Health Care, Ltd.	1,119	1,750,813
LG Innotek Co., Ltd.	4,283	848,119
LG Uplus Corporation	13,101	178,573
Meritz Securities Co., Ltd.	43,911	184,628
NAVER Corporation	5,302	1,965,622
NCSoft Corporation	7,050	5,133,419
NH Investment & Securities Co., Ltd.	52,969	606,758
NHN KCP Corporation*	2,410	124,336
Orion Corporation	8,526	897,155
Pearl Abyss Corporation*	11,137	748,631
POSCO	10,261	3,170,828
Samsung Card Co., Ltd.	12,131	369,483
Samsung Electro-Mechanics Co., Ltd.	12,041	1,892,516
Samsung Electronics Co., Ltd.	430,515	30,850,740
Samsung Fire & Marine Insurance Co., Ltd.	30,259	5,924,708
Samsung Life Insurance Co., Ltd.	10,707	758,708
Samsung SDS Co., Ltd.	436	71,624
Samsung Securities Co., Ltd.	2,582	103,060
Shinhan Financial Group Co., Ltd.	8,926	321,800
SK Hynix, Inc.	170,329	19,284,240
Woori Financial Group, Inc.	40,484	411,616
		100,308,198
Taiwan — 12.8%
Accton Technology Corporation	91,000	1,079,426
Acer, Inc.	742,000	780,282
Advantech Co., Ltd.	98,087	1,214,536
ASE Technology Holding Co., Ltd.	93,000	373,836
ASMedia Technology, Inc.	14,000	675,819
Asustek Computer, Inc.	18,000	240,000
AU Optronics Corporation	131,000	106,493
Catcher Technology Co., Ltd.	104,000	679,336
Cathay Financial Holding Co., Ltd.	159,000	307,585
Chailease Holding Co., Ltd.	124,360	903,828
Cheng Shin Rubber Industry Co., Ltd.	322,000	540,278
China Life Insurance Co., Ltd.	128,083	121,130
China Steel Corporation	2,083,000	2,960,495
Far Eastern New Century Corporation	210,000	241,184
Globalwafers Co., Ltd.	122,000	4,023,975
Hon Hai Precision Industry Co., Ltd.	1,077,000	4,329,260
Largan Precision Co., Ltd.	40,500	4,506,057
Lite-On Technology Corporation	316,000	653,265
MediaTek, Inc.	303,396	10,475,261
momo.com, Inc.	14,000	947,151
Nanya Technology Corporation	77,000	220,257

See Notes to Financial Statements.

	Shares	Value
Nien Made Enterprise Co., Ltd.	37,000	$ 549,107
Phison Electronics Corporation	12,000	206,729
Pou Chen Corporation	162,000	228,501
Powertech Technology, Inc.	378,763	1,461,356
President Chain Store Corporation	534,000	5,040,538
Quanta Computer, Inc.	69,000	216,689
Realtek Semiconductor Corporation	86,000	1,558,726
Silergy Corporation	33,800	4,597,649
Taishin Financial Holding Co., Ltd.	760,000	415,971
Taiwan Semiconductor Manufacturing Co., Ltd.	1,711,986	36,559,234
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	132,084	15,871,213
Taiwan Union Technology Corporation	68,000	284,325
Tong Hsing Electronic Industries, Ltd.	78,720	600,377
United Microelectronics Corporation	1,733,000	3,302,729
Voltronic Power Technology Corporation	41,000	1,979,183
Win Semiconductors Corporation	49,000	659,489
Wistron Corporation	682,000	758,798
		109,670,068
Thailand — 1.4%
Airports of Thailand PCL	1,272,200	2,461,042
Bangkok Bank PCL NVDRΔ	94,270	332,372
Central Pattana PCL NVDR	126,400	207,051
Central Retail Corporation PCL	1,221,000	1,276,240
Charoen Pokphand Foods PCL NVDRΔ	1,182,700	977,896
Indorama Ventures PCL NVDR	923,600	1,174,312
Kasikornbank PCL	250,000	920,437
Kasikornbank PCL NVDR	46,900	172,674
PTT Exploration & Production PCL	262,200	957,173
Siam Cement PCL (The) NVDR	11,200	150,964
Thai Union Group PCL NVDR	3,726,300	2,302,051
Total Access Communication PCL NVDR	1,099,900	1,046,707
		11,978,919
Turkey — 0.5%
Akbank TAS	3,093,335	1,875,879
Enerjisa Enerji AS 144A	571,955	679,902
Mavi Giyim Sanayi Ve Ticaret AS Class B 144A*	53,371	345,417
Sok Marketler Ticaret AS	193,379	260,748
Turk Telekomunikasyon AS	820,558	625,779
Yapi ve Kredi Bankasi AS	1,429,448	354,622
		4,142,347
	Shares	Value
United Arab Emirates — 0.0%
Abu Dhabi Commercial Bank PJSC	235,084	$ 439,684
United Kingdom — 2.7%
Anglo American PLC	115,294	4,581,241
Antofagasta PLC	352,323	6,996,174
Fix Price Group, Ltd. GDR*	57,950	507,063
Network International Holdings PLC 144A*	294,361	1,489,093
TCS Group Holding PLC GDR	26,322	2,303,175
Unilever PLC	124,714	7,298,327
		23,175,073
Total Foreign Common Stocks (Cost $582,480,328)		738,221,847
FOREIGN PREFERRED STOCKS — 0.4%
Brazil — 0.3%
Banco Bradesco SA
0.00%*	183,471	949,484
Cia Energetica de Minas Gerais
4.53%◊	1	2
Gerdau SA
5.38%◊	11,300	67,112
Petroleo Brasileiro SA
2.72%◊	224,700	1,329,551
		2,346,149
Chile — 0.1%
Embotelladora Andina SA Class B
5.29%◊	525,515	1,216,701
Total Foreign Preferred Stocks (Cost $3,147,534)		3,562,850
MONEY MARKET FUNDS — 5.8%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	26,831,280	26,831,280
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	3,998,768	3,998,768
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	18,712,630	$ 18,712,630
Total Money Market Funds (Cost $49,542,678)		49,542,678
TOTAL INVESTMENTS — 97.5% (Cost $669,679,848)		836,635,574
Other Assets in Excess of Liabilities — 2.5%		21,287,287
NET ASSETS — 100.0%		$857,922,861
PORTFOLIO SUMMARY (based on net assets)
%
Information Technology	23.3
Consumer Discretionary	16.7
Financials	16.7
Communication Services	8.4
Materials	7.3
Consumer Staples	6.6
Money Market Funds	5.8
Industrials	4.7
Health Care	3.0
Energy	2.4
Real Estate	1.6
Utilities	1.0
97.5
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE Taiwan Index	07/2021	50	$ 3,050,500	$ 34,956
HSCEI Index	07/2021	33	2,246,455	(33,448)
MSCI Singapore Index	07/2021	(398)	(10,520,495)	(15,149)
SGX Nifty 50 Index	07/2021	135	4,251,690	(24,542)
FTSE KLCI	07/2021	111	2,049,416	(24,792)
KOSPI2 Index	09/2021	197	19,192,259	274,982
Mexican Bolsa Index	09/2021	18	457,486	(4,241)
MSCI Emerging Markets	09/2021	828	56,502,720	(40,090)
SET50 Index	09/2021	(117)	(691,779)	1,110
Total Futures Contracts outstanding at June 30, 2021			$ 76,538,252	$168,786
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	Brazilian Reals	202,685,000	U.S. Dollars	37,962,785	CITI	$2,392,977

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	U.S. Dollars	18,972,659	Czech Republic Koruna	395,500,000	CITI	$ 594,011
09/15/21	U.S. Dollars	42,828,663	Singapore Dollars	56,850,000	CITI	552,066
09/15/21	U.S. Dollars	15,908,066	Polish Zloty	58,597,000	CITI	536,765
09/15/21	U.S. Dollars	11,055,273	Philippine Pesos	534,652,000	CITI	170,059
09/15/21	U.S. Dollars	10,093,470	Chilean Pesos	7,314,002,110	CITI	155,520
09/15/21	Russian Rubles	1,181,858,000	U.S. Dollars	15,822,084	CITI	143,737
09/15/21	U.S. Dollars	10,043,586	Colombian Pesos	37,350,000,000	CITI	132,578
09/15/21	U.S. Dollars	13,596,256	South Korean Won	15,238,926,000	CITI	114,502
09/15/21	U.S. Dollars	3,417,126	Thai Baht	107,466,000	CITI	65,127
09/15/21	U.S. Dollars	4,987,085	Indonesian Rupiahs	72,463,265,212	CITI	58,859
09/15/21	U.S. Dollars	2,112,122	Hungarian Forint	610,344,000	CITI	55,456
09/15/21	Chilean Pesos	2,750,000,000	U.S. Dollars	3,685,847	CITI	50,735
09/15/21	U.S. Dollars	4,490,855	Chinese Offshore Yuan	28,901,000	CITI	47,623
09/15/21	U.S. Dollars	2,754,175	Taiwan Dollars	75,455,110	CITI	33,369
09/15/21	U.S. Dollars	13,179,118	Indian Rupees	987,000,000	CITI	31,596
09/17/21	U.S. Dollars	9,649,879	Israeli Shekels	31,341,000	CITI	27,381
09/15/21	Mexican Pesos	242,734,250	U.S. Dollars	12,031,482	CITI	24,626
09/15/21	U.S. Dollars	2,604,177	Mexican Pesos	52,016,000	CITI	20,650
09/15/21	U.S. Dollars	1,840,251	South African Rand	26,286,000	CITI	17,957
09/15/21	U.S. Dollars	1,462,553	Brazilian Reals	7,300,000	CITI	9,081
09/15/21	South Korean Won	1,738,874,000	U.S. Dollars	1,535,907	CITI	2,461
09/15/21	U.S. Dollars	3,833,131	Hong Kong Dollars	29,743,000	CITI	1,787
09/15/21	Chinese Offshore Yuan	4,836,000	U.S. Dollars	741,744	CITI	1,741
09/15/21	U.S. Dollars	48,249	Euro	40,000	CITI	741
09/15/21	Thai Baht	4,693,000	U.S. Dollars	145,835	CITI	546
09/15/21	Colombian Pesos	100,000,000	U.S. Dollars	26,406	CITI	129
09/15/21	Singapore Dollars	320,000	U.S. Dollars	237,862	CITI	107
09/15/21	U.S. Dollars	26,155	Peruvian Nuevo Soles	100,000	CITI	98
09/15/21	Hong Kong Dollars	54,666,000	U.S. Dollars	7,041,742	CITI	57
09/15/21	Saudi Riyals	3,370,500	U.S. Dollars	898,402	CITI	15
09/17/21	Israeli Shekels	13,000	U.S. Dollars	3,983	CITI	8
09/15/21	U.S. Dollars	159,936	Saudi Riyals	600,000	CITI	4
Subtotal Appreciation						$5,242,369
09/15/21	U.S. Dollars	133,273	Saudi Riyals	500,000	CITI	$ (3)
09/15/21	U.S. Dollars	4,519	South Korean Won	5,142,000	CITI	(30)
09/15/21	U.S. Dollars	360,634	Hong Kong Dollars	2,800,000	CITI	(47)
09/15/21	Saudi Riyals	7,959,500	U.S. Dollars	2,121,788	CITI	(157)
09/15/21	U.S. Dollars	46,673	Russian Rubles	3,470,000	CITI	(204)
09/15/21	U.S. Dollars	123,704	Chinese Offshore Yuan	806,000	CITI	(210)
09/15/21	U.S. Dollars	143,218	Thai Baht	4,603,000	CITI	(356)
09/15/21	U.S. Dollars	269,540	South African Rand	3,900,000	CITI	(830)
09/15/21	U.S. Dollars	1,801,189	Taiwan Dollars	50,000,000	CITI	(1,741)
09/15/21	Singapore Dollars	1,110,000	U.S. Dollars	827,339	CITI	(1,886)
09/15/21	U.S. Dollars	2,728,459	Indian Rupees	205,000,000	CITI	(2,282)
09/15/21	Peruvian Nuevo Soles	729,874	U.S. Dollars	192,859	CITI	(2,678)
09/17/21	U.S. Dollars	4,783,776	Israeli Shekels	15,592,000	CITI	(3,370)
09/17/21	Israeli Shekels	4,585,000	U.S. Dollars	1,411,347	CITI	(3,635)
09/15/21	U.S. Dollars	610,814	Mexican Pesos	12,393,521	CITI	(4,747)
09/15/21	Hong Kong Dollars	104,366,000	U.S. Dollars	13,449,688	CITI	(5,783)
09/15/21	U.S. Dollars	3,297,742	Colombian Pesos	12,450,000,000	CITI	(5,928)
09/15/21	Brazilian Reals	5,200,000	U.S. Dollars	1,042,450	CITI	(7,100)
09/15/21	Euro	353,000	U.S. Dollars	431,464	CITI	(12,211)
09/15/21	Indonesian Rupiahs	23,300,000,000	U.S. Dollars	1,604,685	CITI	(20,052)
09/15/21	Czech Republic Koruna	15,000,000	U.S. Dollars	719,249	CITI	(22,208)
09/15/21	Chinese Offshore Yuan	68,892,438	U.S. Dollars	10,640,596	CITI	(49,094)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	Mexican Pesos	228,863,750	U.S. Dollars	11,416,939	CITI	$ (49,749)
09/15/21	Taiwan Dollars	153,039,000	U.S. Dollars	5,579,074	CITI	(60,701)
09/15/21	Colombian Pesos	16,300,000,000	U.S. Dollars	4,391,092	CITI	(65,806)
10/10/23	U.S. Dollars	1,196,265	Chinese Offshore Yuan	8,649,000	SC	(76,592)
09/15/21	U.S. Dollars	5,099,931	Brazilian Reals	26,223,000	CITI	(121,222)
09/15/21	South Korean Won	14,699,851,000	U.S. Dollars	13,143,254	CITI	(138,414)
09/15/21	Chilean Pesos	5,971,249,000	U.S. Dollars	8,254,102	CITI	(140,627)
09/15/21	Russian Rubles	853,000,000	U.S. Dollars	11,680,302	CITI	(157,053)
09/15/21	Polish Zloty	25,162,000	U.S. Dollars	6,842,888	CITI	(242,336)
09/15/21	Thai Baht	489,595,000	U.S. Dollars	15,562,940	CITI	(291,853)
09/15/21	South African Rand	201,083,000	U.S. Dollars	14,238,128	CITI	(297,914)
09/15/21	Hungarian Forint	2,680,000,000	U.S. Dollars	9,355,346	CITI	(324,596)
07/16/25	U.S. Dollars	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(326,145)
09/15/21	Indian Rupees	2,626,926,000	U.S. Dollars	35,388,323	CITI	(395,858)
Subtotal Depreciation						$(2,833,418)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$ 2,408,951
Swap Agreements outstanding at June 30, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	7/21/2021	GSC	TWD	389,664,000	$ 416,839	$ —	$ 416,839
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	7/21/2021	CITI	TWD	85,017,600	93,392	—	93,392
Increase in total return of Bovespa Index (At Termination)	Decrease in total return of Bovespa Index (At Termination)	8/18/2021	GSC	BRL	12,700,500	69,088	—	69,088
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	9/9/2021	GSC	KRW	6,363,325,000	79,898	—	79,898
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	9/9/2021	CITI	KRW	4,827,350,000	56,386	—	56,386
Financing Index: 1-Month ICE LIBOR USD (0.05)%	MSCI Daily Total Return Net Emerging Markets USD Index (Monthly)	9/15/2021	GSC	USD	401,988	2,343	—	2,343
MSCI Brazil Net Return BRL Index (Monthly)	Financing Index: Brazil Cetip Di Interbank Deposit Rate (0.45)%	9/15/2021	GSC	BRL	5,026,961	18,770	—	18,770
MSCI Daily TR Net Israel Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD + 0.15%	9/15/2021	GSC	USD	925,649	3,004	—	3,004
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD (0.25)%	9/15/2021	GSC	USD	13,757,480	589,271	—	589,271
MSCI Poland Net Return PLN Index (Monthly)	Financing Index: 1-Month WIBOR (0.01)%	9/15/2021	GSC	PLN	869,323	2,112	—	2,112
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: 1-Month SORF + 0.00%	9/15/2021	GSC	SGD	5,561,575	51,961	—	51,961
MSCI South Africa Net Return ZAR Index (Monthly)	Financing Index: 1-Month SAFE South Africa JIBAR (0.08)%	9/15/2021	GSC	ZAR	27,658,210	51,587	—	51,587
Subtotal Appreciation						$1,434,651	$ —	$1,434,651

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Decrease in total return of HSCEI Index (At Termination)	Increase in total return of HSCEI Index (At Termination)	7/29/2021	GSC	HKD	54,969,200	$ (122,322)	$ —	$ (122,322)
Decrease in total return of SGX Nifty 50 Index (At Termination)	Increase in total return of SGX Nifty 50 Index (At Termination)	7/29/2021	GSC	USD	1,511,712	(8,498)	—	(8,498)
Decrease in total return of BIST 30 Index (At Termination)	Increase in total return of BIST 30 Index (At Termination)	8/31/2021	GSC	TRY	21,543,590	(80,769)	—	(80,769)
Financing Index: 28-Day Mexico Interbank TIIE + 0.15%	MSCI Mexico Net MXN Index (Monthly)	9/15/2021	GSC	MXN	66,790,673	(56,944)	—	(56,944)
Increase in total return of WIG20 Index (At Termination)	Decrease in total return of WIG20 Index (At Termination)	9/17/2021	GSC	PLN	4,559,360	(32,654)	—	(32,654)
Subtotal Depreciation						$ (301,187)	$ —	$ (301,187)
Net Total Return Swaps outstanding at June 30, 2021						$1,133,464	$ —	$1,133,464
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 45,308,199	$ 45,308,199	$ —	$ —
Foreign Common Stocks:
China	172,561,795	172,387,066	174,729	—
Hong Kong	68,457,345	66,516,771	—	1,940,574
Thailand	11,978,919	6,364,027	5,614,892	—
Other ^^	485,223,788	485,223,788	—	—
Total Foreign Common Stocks	738,221,847	730,491,652	5,789,621	1,940,574
Foreign Preferred Stocks	3,562,850	3,562,850	—	—
Money Market Funds	49,542,678	49,542,678	—	—
Total Assets - Investments in Securities	$836,635,574	$828,905,379	$5,789,621	$1,940,574
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,242,369	$ —	$5,242,369	$ —
Futures Contracts	311,048	311,048	—	—
Swap Agreements	1,434,651	—	1,434,651	—
Total Assets - Other Financial Instruments	$ 6,988,068	$ 311,048	$6,677,020	$ —
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(2,833,418)	$ —	$(2,833,418)	$ —
Futures Contracts	(142,262)	(142,262)	—	—
Swap Agreements	(301,187)	—	(301,187)	—
Total Liabilities - Other Financial Instruments	$(3,276,867)	$(142,262)	$(3,134,605)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,397,571,858	$162,044,207	$2,806,887,764
Investments in securities of affiliated issuers, at value	68,848,519	11,644,640	67,268,163
Total investments, at value(1), (2)	1,466,420,377	173,688,847	2,874,155,927
Cash	—	—	—
Cash collateral for derivatives	32,400	—	—
Deposits with broker for futures contracts	—	1,707,347	3,688,904
Foreign currency(3)	1	73,886	—
Receivables:
Dividends and reclaims	1,030,805	41,896	1,267,811
Interest	1,699,731	160,259	—
Securities lending	11,803	1,931	28,169
Investment securities sold	1,834,944	—	—
Fund shares sold	301,190	7,885	1,040,678
Variation margin on futures contracts	—	—	103,950
Unrealized appreciation on foreign currency exchange contracts	174,091	—	—
Unrealized appreciation on swap agreements	—	—	—
Prepaid expenses and other assets	34,036	6,914	55,424
Total Assets	1,471,539,378	175,688,965	2,880,340,863
Liabilities
Securities sold short, at value(4)	—	—	—
Options written, at value(5)	482,758	—	—
Unrealized depreciation on foreign currency exchange contracts	2,271	—	—
Unrealized depreciation on swap agreements	—	—	—
Collateral held for securities on loan, at value	38,831,838	—	419,707
Collateral from counterparty	—	—	—
Payables:
Investment securities purchased	903,042	1,497,358	—
Fund shares redeemed	99,916	262	742,598
Variation margin on futures contracts	—	34,788	—
Foreign capital gains taxes	—	—	—
Accrued expenses:
Investment advisory fees	718,291	89,399	202,249
Shareholder servicing fees	89,185	5,778	168,947
Trustee fees	4,369	1,032	8,150
Other expenses	318,712	99,011	597,102
Total Liabilities	41,450,382	1,727,628	2,138,753
Net Assets	$1,430,088,996	$173,961,337	$2,878,202,110
Net Assets Consist of:
Paid-in-capital	$1,113,294,118	$164,516,095	$1,562,594,438
Distributable earnings (loss)	316,794,878	9,445,242	1,315,607,672
Net Assets	$1,430,088,996	$173,961,337	$2,878,202,110
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 992,534,649	$145,539,183	$2,040,673,510
Institutional shares outstanding	67,003,401	13,744,100	44,070,587
Net asset value, offering and redemption price per Institutional share	$ 14.81	$ 10.59	$ 46.30
Net assets applicable to the Investor Class	$ 437,554,347	$ 28,422,154	$ 837,528,600
Investor shares outstanding	29,533,506	2,687,482	18,081,310
Net asset value, offering and redemption price per Investor share	$ 14.82	$ 10.58	$ 46.32

(1)Investments in securities of unaffiliated issuers, at cost	$1,157,368,580	$153,181,642	$1,510,866,154
Investments in securities of affiliated issuers, at cost	68,848,519	11,644,640	67,268,163
Total investments, at cost	$1,226,217,099	$164,826,282	$1,578,134,317
(2)Includes securities loaned of:	$ 79,402,356	$ —	$ 106,522,616
(3)Foreign currency, at cost	$ 1	$ 73,886	$ —
(4)Proceeds from securities sold short	$ —	$ —	$ —
(5)Premiums received on options written	$ 863,506	$ —	$ —
(6)Net of $(1,266,131) and $(2,967,048) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,318,018,072	$2,032,434,070	$830,991,353	$830,960,998	$1,220,435,875	$809,804,294
44,263,719	72,061,857	26,382,380	27,154,284	76,870,954	26,831,280
1,362,281,791	2,104,495,927	857,373,733	858,115,282	1,297,306,829	836,635,574
217	8,615	605,317	14,606	1,442,863	—
—	—	—	—	18,580,000	17,670,000
2,518,008	4,031,000	1,625,000	2,288,952	17,167,357	7,030,492
—	—	—	3,571,691	8,500,512	1,950,595

1,275,182	772,992	562,485	3,216,618	6,233,792	1,894,180
—	—	—	—	1,749	—
20,929	121,387	29,915	15,703	14,319	1,559
2,927,772	1,707,561	2,359,329	—	667,179	3,846,498
76,777	1,834,795	289,311	106,348	177,326	111,244
71,940	115,170	38,080	—	—	—
246,077	—	4,930	—	5,437,485	5,242,369
—	—	—	—	1,709,117	1,434,651
35,661	63,500	41,233	10,363	31,565	31,885
1,369,454,354	2,113,150,947	862,929,333	867,339,563	1,357,270,093	875,849,047

—	—	—	—	1,845,901	—
—	—	—	—	—	—
7,593	—	—	—	7,197,321	2,833,418
—	—	—	—	842,975	301,187
1,891,124	9,552,584	20,470,984	13,731,643	17,248,130	3,998,768
—	—	—	—	1,515,994	4,149,616

1,366,467	5,013,149	4,528,605	—	59,030	2,035,221
765,802	364,244	1,444,085	12,995	51,602	189,039
—	—	—	285,690	433,842	509,012
—	—	—	—	1,266,130	2,967,048

673,564	1,094,132	580,289	86,702	853,399	594,448
87,720	193,626	73,359	—	74,156	24,715
4,394	7,843	4,664	214	4,471	2,412
257,175	356,700	203,575	239,621	569,808	321,302
5,053,839	16,582,278	27,305,561	14,356,865	31,962,759	17,926,186
$1,364,400,515	$2,096,568,669	$835,623,772	$852,982,698	$1,325,307,334	$857,922,861

$1,007,037,155	$1,057,477,341	$559,677,948	$699,860,330	$1,050,947,677	$617,568,615
357,363,360	1,039,091,328	275,945,824	153,122,368	274,359,657 (6)	240,354,246 (6)
$1,364,400,515	$2,096,568,669	$835,623,772	$852,982,698	$1,325,307,334	$857,922,861

$ 941,424,690	$1,125,546,730	$477,787,207	$852,982,698	$ 969,382,762	$737,952,411
42,569,735	33,509,015	21,562,068	68,162,021	60,777,024	54,955,398
$ 22.11	$ 33.59	$ 22.16	$ 12.51	$ 15.95	$ 13.43
$ 422,975,825	$ 971,021,939	$357,836,565	N/A	$ 355,924,572	$119,970,450
19,139,846	29,274,851	16,284,342	N/A	22,360,067	8,973,234
$ 22.10	$ 33.17	$ 21.97	N/A	$ 15.92	$ 13.37

$1,002,202,059	$1,133,157,249	$636,092,963	$687,897,249	$ 989,172,543	$642,848,568
44,263,719	72,061,857	26,382,380	27,154,284	76,870,954	26,831,280
$1,046,465,778	$1,205,219,106	$662,475,343	$715,051,533	$1,066,043,497	$669,679,848
$ 38,563,293	$ 166,309,408	$173,816,986	$ 34,385,995	$ 41,677,062	$ 18,938,511
$ —	$ —	$ —	$ 3,613,247	$ 17,341,962	$ 1,955,006
$ —	$ —	$ —	$ —	$ 1,085,295	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund
Investment Income
Dividends	$ 7,430,617	$ 578,116	$ 18,535,902
Interest	1,179,916	289,346	107
Securities lending, net	63,034	3,892	125,249
Less foreign taxes withheld	(59,647)	(58,381)	(102,734)
Total Investment Income	8,613,920	812,973	18,558,524
Expenses
Investment advisory fees	4,209,843	440,015	1,158,187
Transfer agent fees:
Institutional shares	2,507	1,585	2,608
Investor shares	18,489	4,981	31,257
Custodian fees	43,883	13,584	22,242
Shareholder servicing fees:
Investor shares	525,446	28,466	959,512
Accounting and administration fees	144,049	15,138	281,152
Professional fees	24,699	51,904	44,031
Shareholder reporting fees:
Institutional shares	383	4,528	525
Investor shares	3,163	901	4,663
Trustees expenses	4,278	1,034	8,017
Line of credit facility fees	1,963	679	3,677
S&P license fees	—	—	113,393
Dividends on securities sold short	—	—	—
Other expenses	77,305	44,174	73,460
Recoupment of prior expenses reduced by the Advisor	—	—	—
Benchmark index licensing fees	—	—	—
Total Expenses	5,056,008	606,989	2,702,724
Fees paid indirectly	—	—	—
Net Expenses	5,056,008	606,989	2,702,724
Net Investment Income (Loss)	3,557,912	205,984	15,855,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(202,086) and $286,934 for International Equity Fund and Emerging Markets Equity Fund, respectively)	68,146,822	(377,948)	15,119,273
Investment securities sold short	—	—	—
Futures transactions	—	713,364	8,103,989
Swap agreements	—	—	—
Option contracts written	11,777,014	—	—
Forward foreign currency contracts	1,223,817	—	—
Foreign currency	(9,301)	(3,929)	—
Net realized gain	81,138,352	331,487	23,223,262
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(1,008,728) and $(2,017,571) for International Equity Fund and Emerging Markets Fund, respectively)	8,979,626	8,862,565	341,659,150
Investment securities sold short	—	—	—
Futures	—	45,206	(66,071)
Swap agreements	—	—	—
Option contracts written	(210,076)	—	—
Forward foreign currency contracts	145,823	—	—
Foreign currency	(10,823)	—	—
Net change in unrealized appreciation (depreciation)	8,904,550	8,907,771	341,593,079
Net Realized and Unrealized Gain	90,042,902	9,239,258	364,816,341
Net Increase in Net Assets Resulting from Operations	$93,600,814	$9,445,242	$380,672,141

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 13,468,740	$ 6,015,211	$ 3,358,921	$14,230,668	$ 16,990,729	$ 7,860,127
—	—	38,084	—	6,875	—
112,035	225,687	258,815	83,445	72,455	33,266
(440,682)	(193,704)	(3,466)	(969,500)	(1,950,527)	(829,373)
13,140,093	6,047,194	3,652,354	13,344,613	15,119,532	7,064,020

3,921,868	6,422,218	3,353,209	453,730	5,000,936	3,446,348

2,323	2,493	2,472	2,043	2,593	2,379
10,695	22,111	10,989	—	17,761	8,511
27,012	26,325	49,383	86,439	370,081	420,282

486,327	1,153,039	416,651	—	437,280	141,701
136,957	209,367	83,245	85,730	137,626	85,663
45,223	44,034	46,455	50,589	46,106	45,766

328	431	380	771	565	341
4,031	4,730	3,770	—	3,159	2,318
4,303	7,744	4,580	211	4,391	2,372
1,945	3,436	1,883	311	2,008	1,090
—	—	—	—	—	—
—	—	—	—	28,132	—
66,190	85,416	54,986	46,400	140,194	86,299
—	—	—	42,220	—	—
—	—	—	133,531	—	—
4,707,202	7,981,344	4,028,003	901,975	6,190,832	4,243,070
(13,671)	(7,463)	(42,477)	—	—	(88)
4,693,531	7,973,881	3,985,526	901,975	6,190,832	4,242,982
8,446,562	(1,926,687)	(333,172)	12,442,638	8,928,700	2,821,038

68,535,203	139,918,658	82,405,543	2,772,380	62,681,430	54,814,404
—	—	—	—	(1,756,759)	—
5,783,505	9,684,128	4,848,858	4,874,947	9,110,490	7,256,488
—	—	—	—	5,977,671	2,727,477
—	—	—	—	—	—
618,921	—	26,045	—	1,215,601	1,530,232
2,514	—	2,191	59,089	8,051,021	(317,953)
74,940,143	149,602,786	87,282,637	7,706,416	85,279,454	66,010,648

111,888,368	80,589,879	43,967,731	48,279,134	23,538,837	2,189,538
—	—	—	—	1,337,479	—
124,733	(352,471)	(786,727)	(1,416,311)	(3,187,295)	(2,233,757)
—	—	—	—	3,246,559	(275,830)
—	—	—	—	—	—
474,075	—	4,930	—	(3,416,173)	2,396,667
(42)	—	—	(187,054)	(8,542,357)	58,015
112,487,134	80,237,408	43,185,934	46,675,769	12,977,050	2,134,633
187,427,277	229,840,194	130,468,571	54,382,185	98,256,504	68,145,281
$195,873,839	$227,913,507	$130,135,399	$66,824,823	$107,185,204	$70,966,319
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20
	(Unaudited)
Operations:
Net investment income	$ 3,557,912	$ 10,012,122
Net realized gain (loss) on investment securities, foreign currency and derivatives	81,138,352	48,320,242
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	8,904,550	58,324,843
Net increase in net assets resulting from operations	93,600,814	116,657,207
Distributions to Shareholders:
Institutional shares	(21,273,223)	(28,360,215)
Investor shares	(8,911,889)	(11,880,888)
Total distributions	(30,185,112)	(40,241,103)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	56,499,606	113,480,463
Investor shares	41,420,082	109,047,446
Reinvestment of dividends and distributions
Institutional shares	21,258,835	28,332,976
Investor shares	8,793,716	11,614,320
Total proceeds from shares sold and reinvested	127,972,239	262,475,205
Value of shares redeemed
Institutional shares	(56,684,266)	(77,994,633)
Investor shares	(41,653,894)	(186,378,333)
Total value of shares redeemed	(98,338,160)	(264,372,966)
Net increase (decrease) from capital share transactions(1)	29,634,079	(1,897,761)
Total increase in net assets	93,049,781	74,518,343
Net Assets:
Beginning of Period	1,337,039,215	1,262,520,872
End of Period	$1,430,088,996	$1,337,039,215

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Global Impact Fund	Equity Index Fund		Value Equity Fund
Since Inception	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/21	06/30/21	12/31/20	06/30/21	12/31/20
(Unaudited)	(Unaudited)		(Unaudited)

$ 205,984	$ 15,855,800	$ 32,674,137	$ 8,446,562	$ 19,065,258
331,487	23,223,262	47,322,749	74,940,143	(5,835,474)
8,907,771	341,593,079	308,888,250	112,487,134	39,259,823
9,445,242	380,672,141	388,885,136	195,873,839	52,489,607

—	(31,661,052)	(41,880,879)	(17,067,518)	(17,764,971)
—	(12,055,507)	(15,314,572)	(7,374,807)	(6,799,021)
—	(43,716,559)	(57,195,451)	(24,442,325)	(24,563,992)

138,959,519	87,577,241	245,735,231	34,056,960	125,871,724
27,201,915	59,214,335	141,664,866	52,634,041	29,220,026

—	30,955,109	40,937,745	17,057,662	17,755,900
—	11,998,037	15,249,001	7,356,035	6,781,640
166,161,434	189,744,722	443,586,843	111,104,698	179,629,290

(1,346,474)	(90,318,943)	(256,623,744)	(128,032,420)	(107,218,689)
(298,865)	(47,203,025)	(165,282,938)	(28,640,450)	(76,694,657)
(1,645,339)	(137,521,968)	(421,906,682)	(156,672,870)	(183,913,346)
164,516,095	52,222,754	21,680,161	(45,568,172)	(4,284,056)
173,961,337	389,178,336	353,369,846	125,863,342	23,641,559

—	2,489,023,774	2,135,653,928	1,238,537,173	1,214,895,614
$173,961,337	$2,878,202,110	$2,489,023,774	$1,364,400,515	$1,238,537,173
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Fund		Small Cap Equity Fund
	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20	06/30/21	12/31/20
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$ (1,926,687)	$ (892,507)	$ (333,172)	$ 66,077
Net realized gain (loss) on investment securities, foreign currency and derivatives	149,602,786	288,812,882	87,282,637	(1,140,081)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	80,237,408	255,761,652	43,185,934	114,909,817
Net increase in net assets resulting from operations	227,913,507	543,682,027	130,135,399	113,835,813
Distributions to Shareholders:
Institutional shares	(22,801,862)	(144,758,996)	—	(4,586,466)
Investor shares	(19,443,067)	(130,715,878)	—	(2,914,331)
Total distributions	(42,244,929)	(275,474,874)	—	(7,500,797)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	56,216,251	119,129,235	36,452,359	82,357,232
Investor shares	38,033,955	157,705,761	63,728,317	28,232,380
Reinvestment of dividends and distributions
Institutional shares	22,792,421	144,705,800	—	4,574,145
Investor shares	19,406,120	130,472,321	—	2,908,010
Total proceeds from shares sold and reinvested	136,448,747	552,013,117	100,180,676	118,071,767
Value of shares redeemed
Institutional shares	(119,848,818)	(278,950,981)	(64,858,921)	(66,161,278)
Investor shares	(128,111,913)	(217,006,766)	(26,648,595)	(57,888,097)
Total value of shares redeemed	(247,960,731)	(495,957,747)	(91,507,516)	(124,049,375)
Net increase (decrease) from capital share transactions(1)	(111,511,984)	56,055,370	8,673,160	(5,977,608)
Total increase in net assets	74,156,594	324,262,523	138,808,559	100,357,408
Net Assets:
Beginning of Period	2,022,412,075	1,698,149,552	696,815,213	596,457,805
End of Period	$2,096,568,669	$2,022,412,075	$835,623,772	$ 696,815,213

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended	For the Six Months Ended	For the Year Ended
06/30/21	12/31/20	06/30/21	12/31/20	06/30/21	12/31/20
(Unaudited)		(Unaudited)		(Unaudited)

$ 12,442,638	$ 15,157,530	$ 8,928,700	$ 12,376,126	$ 2,821,038	$ 3,652,842
7,706,416	(4,430,596)	85,279,454	(16,830,329)	66,010,648	22,991,721
46,675,769	51,948,096	12,977,050	104,788,164	2,134,633	114,479,212
66,824,823	62,675,030	107,185,204	100,333,961	70,966,319	141,123,775

—	(14,997,073)	—	(10,269,203)	—	(6,348,367)
—	—	—	(3,636,168)	—	(847,376)
—	(14,997,073)	—	(13,905,371)	—	(7,195,743)

44,112,939	122,470,218	23,134,476	87,698,895	67,912,520	154,100,342
—	—	19,371,826	54,503,766	34,053,541	34,698,746

—	14,797,848	—	10,156,580	—	6,345,885
—	—	—	3,607,389	—	843,033
44,112,939	137,268,066	42,506,302	155,966,630	101,966,061	195,988,006

(37,284,367)	(119,480,679)	(105,952,433)	(153,711,495)	(77,637,395)	(51,696,785)
—	—	(36,903,750)	(84,381,452)	(18,980,764)	(29,550,228)
(37,284,367)	(119,480,679)	(142,856,183)	(238,092,947)	(96,618,159)	(81,247,013)
6,828,572	17,787,387	(100,349,881)	(82,126,317)	5,347,902	114,740,993
73,653,395	65,465,344	6,835,323	4,302,273	76,314,221	248,669,025

779,329,303	713,863,959	1,318,472,011	1,314,169,738	781,608,640	532,939,615
$852,982,698	$ 779,329,303	$1,325,307,334	$1,318,472,011	$857,922,861	$781,608,640
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2021(1)	$14.14	$0.04	$ 0.95	$ 0.99	$(0.05)	$(0.27)	$(0.32)	$14.81	7.07%	$ 992,535	0.66%	0.66%	0.60%	22%
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(2)	0.68	0.70	60
2016	11.21	0.17	1.15(3)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
Investor Class
2021(1)	$14.15	$0.02	$ 0.95	$ 0.97	$(0.03)	$(0.27)	$(0.30)	$14.82	6.94%	$ 437,554	0.92%	0.92%	0.34%	22%
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(2)	0.96	0.43	60
2016	11.22	0.14	1.15(3)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78

Global Impact Fund
Institutional Class
2021(4)	$10.00	$0.01	$ 0.58	$ 0.59	$ —	$ —	$ —	$10.59	5.90%	$ 145,539	0.82%	0.82%	0.35%	51%
Investor Class
2021(4)	$10.00	$ —†	$ 0.58	$ 0.58	$ —	$ —	$ —	$10.58	5.80%	$ 28,422	1.13%	1.13%	0.04%	51%

Equity Index Fund
Institutional Class
2021(1)	$40.83	$0.28	$ 5.91	$ 6.19	$(0.25)	$(0.47)	$(0.72)	$46.30	15.24%	$2,040,673	0.13%	0.13%	1.27%	1%
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27(3)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
Investor Class
2021(1)	$40.85	$0.22	$ 5.92	$ 6.14	$(0.20)	$(0.47)	$(0.67)	$46.32	15.10%	$ 837,529	0.39%	0.39%	1.00%	1%
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27(3)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Defensive Market Strategies® Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was January 29, 2021. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2021(1)	$19.35	$ 0.15	$ 3.03	$ 3.18	$(0.24)	$(0.18)	$(0.42)	$22.11	16.49%	$ 941,425	0.64%(2)	0.65%	1.38%	17%
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(2)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(2)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(2)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(2)	0.58	1.78	38
2016	19.75	0.41	2.30(3)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59(2)	0.60	2.05	36
Investor Class
2021(1)	$19.34	$ 0.12	$ 3.03	$ 3.15	$(0.21)	$(0.18)	$(0.39)	$22.10	16.35%	$ 422,976	0.90%(2)	0.91%	1.12%	17%
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(2)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(2)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(2)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(2)	0.84	1.52	38
2016	19.46	0.35	2.33(3)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86(2)	0.87	1.78	36

Growth Equity Fund
Institutional Class
2021(1)	$30.63	$(0.01)	$ 3.65	$ 3.64	$ —	$(0.68)	$(0.68)	$33.59	11.94%	$1,125,547	0.68%(4)	0.68%	(0.08)%	7%
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(4)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(4)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(4)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(4)	0.73	0.12	41
2016	22.25	—†	(0.22)(3)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75(4)	0.76	0.01	24
Investor Class
2021(1)	$30.29	$(0.05)	$ 3.61	$ 3.56	$ —	$(0.68)	$(0.68)	$33.17	11.81%	$ 971,022	0.94%	0.94%	(0.33)%	7%
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(4)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(4)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(4)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(4)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(3)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01(4)	1.02	(0.26)	24

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019, 2020 and for the six months ended June 30, 2021.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019 and 2020 and for the six months ended June 30, 2021.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2021(1)	$18.67	$ —	$ 3.49	$ 3.49	$ —	$ —	$ —	$22.16	18.69%	$477,787	0.90%(2)	0.91%	0.02%	32%
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(2)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(2)	1.01	0.20	84
2018	18.36	0.04	(2.13)(3)	(2.09)	—	(3.23)(4)	(3.23)	13.04	(12.01)	256,242	0.98(2)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(2)	1.00	0.09	80
2016	15.14	0.06	2.59(5)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01(2)	1.03	0.36	77
Investor Class
2021(1)	$18.54	$(0.02)	$ 3.45	$ 3.43	$ —	$ —	$ —	$21.97	18.50%	$357,837	1.16%(2)	1.17%	(0.23)%	32%
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(2)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(2)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)(3)	(2.13)	—	(3.23)(4)	(3.23)	13.01	(12.22)	231,456	1.24(2)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(2)	1.27	(0.17)	80
2016	15.17	0.02	2.59(5)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27(2)	1.30	0.11	77

International Equity Index Fund
Institutional Class
2021(1)	$11.53	$ 0.18	$ 0.80	$ 0.98	$ —	$ —	$ —	$12.51	8.50%	$852,983	0.22%	0.22%	3.06%	5%
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(5)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.01% for the years 2016 and 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively. For the years ended December 31, 2019 and 2020 and for the six months ended June 30, 2021, the effect of fees paid indirectly decreased the ratio by 0.01%, 0.01% and 0.01%, respectively.
(3)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $(8.59) and $(8.58) for the Institutional and Investor Class, respectively.
(4)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $3.23 for both the Institutional and Investor Class.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2021(1)	$14.70	$0.11	$ 1.14	$ 1.25	$ —	$ —	$ —	$15.95	8.50%	$ 969,383	0.88%(2)	0.88%(2)	1.44%	19%
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	(0.15)	14.70	7.81(3)	973,352	0.93(2)	0.93(2)	1.10	90
2019	11.74	0.31(4)	2.44	2.75	(0.31)	(0.40)	(0.71)	13.78	23.45	963,046	1.07(2)	1.07(2)	2.31(4)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(5)	0.93(2)	1.63	42
2016	13.14	0.27	0.13(6)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00(2)(5)	1.01(2)	2.09	33
Investor Class
2021(1)	$14.69	$0.09	$ 1.14	$ 1.23	$ —	$ —	$ —	$15.92	8.37%	$ 355,924	1.14%(2)	1.14%(2)	1.18%	19%
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	(0.16)	14.69	7.52(3)	345,120	1.20(2)	1.20(2)	0.84	90
2019	11.77	0.27(4)	2.45	2.72	(0.28)	(0.40)	(0.68)	13.81	23.10	351,124	1.35(2)	1.34(2)	2.05(4)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(5)	1.19(2)	1.37	42
2016	13.18	0.24	0.11(6)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27(2)(5)	1.28(2)	1.81	33

Emerging Markets Equity Fund
Institutional Class
2021(1)	$12.33	$0.05	$ 1.05	$ 1.10	$ —	$ —	$ —	$13.43	8.92%	$ 737,953	1.00%	1.00%	0.73%	32%
2020	10.19	0.07	2.19	2.26	(0.12)	—	(0.12)	12.33	22.15	685,246	1.11(7)	1.11	0.70	67
2019	8.71	0.18(8)	1.57	1.75	(0.27)	—	(0.27)	10.19	20.06	457,074	1.19(7)	1.19	1.92(8)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(7)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(7)	1.31	0.83	56
2016	7.34	0.08	0.90(6)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30(7)	1.48	0.98	54
Investor Class
2021(1)	$12.29	$0.03	$ 1.05	$ 1.08	$ —	$ —	$ —	$13.37	8.79%	$ 119,970	1.29%	1.29%	0.47%	32%
2020	10.20	0.03	2.17	2.20	(0.11)	—	(0.11)	12.29	21.60	96,362	1.51(7)	1.51	0.30	67
2019	8.72	0.14(8)	1.57	1.71	(0.23)	—	(0.23)	10.20	19.64	75,866	1.57(7)	1.57	1.48(8)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(7)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(7)	1.66	0.57	56
2016	7.35	0.06	0.91(6)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56(7)	1.87	0.73	54

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.14% and 0.08% for the years 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the years ended December 31, 2019 and 2020, the effect of dividend expense on securities sold short increased the ratio by 0.19% and 0.06%, respectively. For the six months ended June 30, 2021, the effect of dividend expense on securities sold short changed the ratio by 0.00%.
(3)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(4)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(5)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016 and 2017.
(6)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(7)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2016, 2017, 2018, 2019 and for the six months ended June 30, 2021.
(8)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS — 55.8%
Real Estate — 55.8%
Agree Realty Corporation REITΔ	54,799	$ 3,862,782
Alexander & Baldwin, Inc. REIT	106,579	1,952,527
Alexandria Real Estate Equities, Inc. REITΔ	4,662	848,204
American Homes 4 Rent Class A REITΔ	101,766	3,953,609
Apartment Income REIT Corporation	58,653	2,781,912
Apple Hospitality REIT, Inc.Δ	117,458	1,792,409
AvalonBay Communities, Inc. REIT	49,230	10,273,809
Boston Properties, Inc. REIT	33,881	3,882,424
Camden Property Trust REIT	15,540	2,061,692
Centerspace REIT	13,370	1,054,893
CoreSite Realty Corporation REIT	9,947	1,338,866
Crown Castle International Corporation REIT	6,862	1,338,776
CyrusOne, Inc. REIT	24,043	1,719,555
Duke Realty Corporation REIT	70,543	3,340,211
EastGroup Properties, Inc. REIT	21,643	3,559,191
Empire State Realty Trust, Inc. Class A REITΔ	188,746	2,264,952
EPR Properties REIT*	45,541	2,399,100
Equinix, Inc. REIT	11,135	8,936,951
Equity Residential REIT	56,852	4,377,604
Essential Properties Realty Trust, Inc. REIT	143,032	3,867,585
Extra Space Storage, Inc. REIT	31,536	5,166,228
Federal Realty Investment Trust REIT	19,484	2,282,940
First Industrial Realty Trust, Inc. REIT	46,696	2,438,932
Howard Hughes Corporation (The)*	24,795	2,416,521
Independence Realty Trust, Inc. REIT	38,780	706,959
Invitation Homes, Inc. REIT	67,965	2,534,415
Kilroy Realty Corporation REIT	29,747	2,071,581
Kimco Realty Corporation REIT	156,406	3,261,065
Life Storage, Inc. REIT	38,374	4,119,449
Mack-Cali Realty Corporation REIT	24,411	418,649
Medical Properties Trust, Inc. REIT	98,929	1,988,473
Mid-America Apartment Communities, Inc. REIT	26,500	4,463,130
NETSTREIT Corporation	55,778	1,286,241
New Senior Investment Group, Inc. REIT	161,294	1,416,161
Park Hotels & Resorts, Inc. REIT*	56,998	1,174,729
Pebblebrook Hotel Trust REITΔ	96,398	2,270,173
Physicians Realty Trust REIT	140,088	2,587,425
Piedmont Office Realty Trust, Inc. Class A REIT	92,963	1,717,027
Postal Realty Trust, Inc. Class A REIT	45,976	838,602
Prologis, Inc. REIT	110,127	13,163,480
Public Storage REIT	15,303	4,601,459
Realty Income Corporation REIT	18,485	1,233,689
Retail Properties of America, Inc. Class A REIT	140,778	1,611,908
Rexford Industrial Realty, Inc. REITΔ	50,225	2,860,314
Ryman Hospitality Properties, Inc. REIT*	18,904	1,492,660
SBA Communications Corporation REIT	1,376	438,531
	Shares	Value
Simon Property Group, Inc. REIT	53,308	$ 6,955,628
SITE Centers Corporation REIT	106,413	1,602,580
SL Green Realty Corporation REITΔ	34,113	2,729,040
STORE Capital Corporation REIT	13,567	468,197
Sun Communities, Inc. REIT	42,106	7,216,968
Sunstone Hotel Investors, Inc. REIT*	121,718	1,511,738
Ventas, Inc. REIT	31,197	1,781,349
Weingarten Realty Investors REIT	92,355	2,961,825
Welltower, Inc. REIT	128,592	10,685,995
		170,081,113
Total Common Stocks (Cost $138,631,137)		170,081,113
FOREIGN COMMON STOCKS — 40.9%
Australia — 3.7%
Dexus REIT	113,401	907,431
Goodman Group REIT	50,895	808,032
GPT Group (The) REIT	486,649	1,788,316
Growthpoint Properties Australia, Ltd. REIT	327,848	1,000,689
Mirvac Group REIT	816,202	1,787,363
Scentre Group REIT	984,835	2,023,701
Stockland REIT	302,904	1,058,579
Vicinity Centres REIT	1,002,422	1,161,479
Waypoint REIT	412,061	809,646
		11,345,236
Belgium — 1.2%
Aedifica SA REIT	6,374	841,202
Cofinimmo SA REIT	3,551	540,641
VGP NV	3,869	763,388
Warehouses De Pauw CVA REIT	27,146	1,036,466
Xior Student Housing NV REIT	7,884	474,901
		3,656,598
Canada — 3.1%
Canadian Apartment Properties REIT	55,496	2,601,991
Chartwell Retirement Residences	144,784	1,547,586
Granite REIT	14,447	961,269
RioCan REIT	137,722	2,453,131
Summit Industrial Income REIT	125,489	1,798,919
		9,362,896
Finland — 0.2%
Kojamo OYJ	28,246	645,404
France — 2.0%
Gecina SA REIT	17,452	2,673,627
Unibail-Rodamco-Westfield REITΔ*	38,576	3,338,672
		6,012,299
Germany — 4.4%
alstria office REIT-AG	75,926	1,403,556
Aroundtown SAΔ	77,659	605,914
Deutsche Wohnen SE	38,725	2,368,459
Instone Real Estate Group AG 144A	13,958	420,388
LEG Immobilien SE	7,001	1,008,210
Vonovia SE	118,311	7,648,463
		13,454,990

See Notes to Financial Statements.

	Shares	Value
Hong Kong — 5.1%
CK Asset Holdings, Ltd.	474,496	$ 3,275,631
GDS Holdings, Ltd. Class AΔ*	36,506	361,566
Hysan Development Co., Ltd.	422,065	1,682,433
Kerry Properties, Ltd.	89,665	295,638
Lifestyle International Holdings, Ltd.*	303,043	232,621
Link REIT	381,105	3,693,591
New World Development Co., Ltd.	271,000	1,408,350
Sino Land Co., Ltd.	545,572	860,065
Sun Hung Kai Properties, Ltd.	130,436	1,943,697
SUNeVision Holdings, Ltd.	222,000	227,310
Swire Properties, Ltd.	444,066	1,324,025
Wharf Holdings, Ltd. (The)	97,000	369,795
		15,674,722
Japan — 10.0%
Activia Properties, Inc. REIT	611	2,892,893
Daibiru Corporation	90,800	1,145,881
Global One Real Estate Investment Corporation REIT	1,142	1,286,992
Heiwa Real Estate Co., Ltd.	6,195	233,647
Hulic Reit, Inc.	1,069	1,800,350
Invincible Investment Corporation REIT	1,296	499,292
Itochu Advance Logistics Investment Corporation REIT	196	279,458
Japan Hotel REIT Investment Corporation	483	289,552
Japan Prime Realty Investment Corporation REIT	207	810,523
Keihanshin Building Co., Ltd.	5,600	68,655
Kenedix Residential Next Investment Corporation REIT	326	704,556
Kenedix Retail REIT Corporation	757	2,047,603
LaSalle Logiport REIT	1,502	2,536,345
Mitsubishi Estate Co., Ltd.	199,284	3,222,591
Mitsubishi Estate Logistics REIT Investment Corporation	88	389,324
Mitsui Fudosan Co., Ltd.	194,716	4,509,692
Mori Trust Hotel Reit, Inc.	1,127	1,427,327
Mori Trust Sogo REIT, Inc.	1,030	1,456,528
Nippon Accommodations Fund, Inc. REIT	172	992,412
Nippon Building Fund, Inc. REIT	200	1,247,581
NIPPON REIT Investment Corporation	56	230,109
Nomura Real Estate Holdings, Inc.	15,198	385,508
Starts Proceed Investment Corporation REIT	53	115,451
Tokaido REIT, Inc.*	253	242,080
Tokyu Fudosan Holdings Corporation	167,300	1,005,953
Tokyu REIT, Inc.	433	798,611
		30,618,914
Netherlands — 0.2%
CTP NV 144A*	14,839	299,121
	Shares	Value
Eurocommercial Properties NV CVAΔ	10,193	$ 253,558
		552,679
Singapore — 2.6%
CapitaLand Integrated Commercial Trust REIT	1,276,914	1,984,644
CapitaLand, Ltd.	935,282	2,580,424
City Developments, Ltd.Δ	14,600	79,151
Frasers Logistics & Commercial Trust REIT	346,883	371,467
Mapletree Industrial Trust REIT	523,826	1,102,422
Mapletree Logistics Trust REIT	556,300	848,081
Mapletree North Asia Commercial Trust REIT	289,600	223,978
Suntec REIT	569,400	618,223
		7,808,390
Spain — 0.8%
Arima Real Estate SOCIMI SA REITΔ*	42,485	459,434
Inmobiliaria Colonial Socimi SA REIT	109,987	1,110,502
Merlin Properties Socimi SA REIT*	79,361	822,078
		2,392,014
Sweden — 2.2%
Castellum AB	81,394	2,071,443
Fabege AB	155,437	2,493,719
Fastighets AB Balder, B Shares*	27,182	1,705,605
Nyfosa AB	41,352	559,052
		6,829,819
Switzerland — 0.3%
PSP Swiss Property AG	6,723	853,772
United Kingdom — 5.1%
Big Yellow Group PLC REIT	57,969	1,048,064
British Land Co. PLC (The) REIT	466,670	3,194,801
Derwent London PLC REIT	21,439	984,598
Grainger PLC	425,190	1,676,271
Great Portland Estates PLC REIT	40,504	397,527
Hammerson PLC REIT	852,558	439,070
Primary Health Properties PLC REIT	172,435	367,097
PRS REIT PLC (The)	252,537	356,321
Safestore Holdings PLC REIT	25,811	338,120
Segro PLC REIT	263,890	3,995,353
Tritax EuroBox PLC 144A	438,134	652,652
UNITE Group PLC (The) REIT	137,288	2,039,639
		15,489,513
Total Foreign Common Stocks (Cost $110,154,244)		124,697,246
MONEY MARKET FUNDS — 2.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	7,772,435	7,772,435
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.03%Ø§	77,976	$ 77,976
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	7,040	7,040
Total Money Market Funds (Cost $7,857,451)		7,857,451
TOTAL INVESTMENTS — 99.3% (Cost $256,642,832)		302,635,810
Other Assets in Excess of Liabilities — 0.7%		2,243,578
NET ASSETS — 100.0%		$304,879,388
PORTFOLIO SUMMARY (based on net assets)
%
Real Estate	95.9
Money Market Funds	2.6
Health Care	0.5
Information Technology	0.2
Consumer Discretionary	0.1
99.3

Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	09/2021	35	$9,423,400	$(103,971)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$170,081,113	$170,081,113	$ —	$ —
Foreign Common Stocks	124,697,246	124,697,246	—	—
Money Market Funds	7,857,451	7,857,451	—	—
Total Assets - Investments in Securities	$302,635,810	$302,635,810	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (103,971)	$ (103,971)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (103,971)	$ (103,971)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$294,863,375
Investments in securities of affiliated issuers, at value	7,772,435
Total investments, at value(1), (2)	302,635,810
Deposits with broker for futures contracts	424,667
Foreign currency(3)	207,132
Receivables:
Dividends and reclaims	1,035,738
Securities lending	2,163
Investment securities sold	6,100,886
Fund shares sold	261,454
Variation margin on futures contracts	11,521
Prepaid expenses and other assets	19,893
Total Assets	310,699,264
Liabilities
Collateral held for securities on loan, at value	77,976
Payables:
Investment securities purchased	5,341,522
Fund shares redeemed	60,630
Accrued expenses:
Investment advisory fees	171,123
Shareholder servicing fees	20,869
Trustee fees	2,694
Other expenses	145,062
Total Liabilities	5,819,876
Net Assets	$304,879,388
Net Assets Consist of:
Paid-in-capital	$271,773,725
Distributable earnings (loss)	33,105,663
Net Assets	$304,879,388
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$203,319,408
Institutional shares outstanding	18,665,447
Net asset value, offering and redemption price per Institutional share	$ 10.89
Net assets applicable to the Investor Class	$101,559,980
Investor shares outstanding	9,286,768
Net asset value, offering and redemption price per Investor share	$ 10.94

(1)Investments in securities of unaffiliated issuers, at cost	$248,870,397
Investments in securities of affiliated issuers, at cost	7,772,435
Total investments, at cost	$256,642,832
(2)Includes securities loaned of:	$ 24,034,869
(3)Foreign currency, at cost	$ 208,362
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
Global Real Estate Securities Fund
Investment Income
Dividends	$ 4,464,473
Securities lending, net	13,674
Less foreign taxes withheld	(133,125)
Total Investment Income	4,345,022
Expenses
Investment advisory fees	943,989
Transfer agent fees:
Institutional shares	2,291
Investor shares	9,231
Custodian fees	64,796
Shareholder servicing fees:
Investor shares	110,233
Accounting and administration fees	29,460
Professional fees	43,301
Shareholder reporting fees:
Institutional shares	291
Investor shares	1,902
Trustees expenses	2,645
Line of credit facility fees	1,042
Other expenses	50,307
Total Expenses	1,259,488
Fees paid indirectly	(2,265)
Net Expenses	1,257,223
Net Investment Income	3,087,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	17,839,051
Futures transactions	1,691,122
Forward foreign currency contracts	268
Foreign currency	2,551
Net realized gain	19,532,992
Net change in unrealized appreciation (depreciation) on:
Investment securities	22,531,267
Futures	(204,889)
Foreign currency	(12,281)
Net change in unrealized appreciation (depreciation)	22,314,097
Net Realized and Unrealized Gain	41,847,089
Net Increase in Net Assets Resulting from Operations	$44,934,888

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20
	(Unaudited)
Operations:
Net investment income	$ 3,087,799	$ 4,368,630
Net realized gain (loss) on investment securities, foreign currency and derivatives	19,532,992	(17,765,105)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	22,314,097	1,257,093
Net increase (decrease) in net assets resulting from operations	44,934,888	(12,139,382)
Distributions to Shareholders:
Institutional shares	(3,939,958)	(4,221,953)
Investor shares	(1,852,553)	(2,121,821)
Total distributions	(5,792,511)	(6,343,774)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	13,235,072	30,682,021
Investor shares	13,407,396	17,283,750
Reinvestment of dividends and distributions
Institutional shares	3,896,795	4,189,261
Investor shares	1,835,183	2,106,503
Total proceeds from shares sold and reinvested	32,374,446	54,261,535
Value of shares redeemed
Institutional shares	(16,258,483)	(9,850,171)
Investor shares	(6,816,177)	(33,326,479)
Total value of shares redeemed	(23,074,660)	(43,176,650)
Net increase from capital share transactions(1)	9,299,786	11,084,885
Total increase (decrease) in net assets	48,442,163	(7,398,271)
Net Assets:
Beginning of Period	256,437,225	263,835,496
End of Period	$304,879,388	$256,437,225

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2021(1)	$ 9.47	$0.12	$ 1.52	$ 1.64	$(0.22)	$ —	$(0.22)	$10.89	17.29%	$203,319	0.81%(2)	0.81%	2.29%	53%
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(2)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(2)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(2)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(2)	0.88	2.86	138
2016	9.46	0.20	0.18(3)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88(2)	0.90	2.07	130
Investor Class
2021(1)	$ 9.51	$0.10	$ 1.53	$ 1.63	$(0.20)	$ —	$(0.20)	$10.94	17.19%	$101,560	1.09%(2)	1.09%	2.04%	53%
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(2)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(2)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(2)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(2)	1.13	2.56	138
2016	9.49	0.16	0.19(3)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14(2)	1.19	1.68	130

#	Calculated using the average shares outstanding method.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2016, 2017, 2018, 2019 and 2020, and 0.00% for the six months ended June 30, 2021.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)
	Par	Value
CORPORATE BONDS — 15.0%
2U, Inc.
2.25%, 05/01/25 CONV	$ 314,000	$517,943
8x8, Inc.
0.50%, 02/01/24 CONV	250,000	310,799
Air Transport Services Group, Inc.
1.13%, 10/15/24 CONV	500,000	509,400
Apellis Pharmaceuticals, Inc.
3.50%, 09/15/26 CONV	178,000	329,523
Avaya Holdings Corporation
2.25%, 06/15/23 CONV	300,000	351,750
Avid SPV LLC
1.25%, 03/15/26 144A CONV	225,000	309,757
Bentley Systems, Inc.
0.38%, 07/01/27 144A CONV	313,000	322,390
Beyond Meat, Inc.
0.37%, 03/15/27 144A Ω CONV	289,000	296,044
Bloom Energy Corporation
2.50%, 08/15/25 144A CONV	207,000	369,992
Bridgebio Pharma, Inc.
2.25%, 02/01/29 144A CONV	564,000	547,460
Burlington Stores, Inc.
2.25%, 04/15/25 CONV	400,000	637,500
Cable One, Inc.
1.13%, 03/15/28 144A CONV	500,000	511,008
Callaway Golf Co.
2.75%, 05/01/26 CONV	264,000	539,385
Centennial Resource Production LLC
3.25%, 04/01/28 CONV	500,000	660,300
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 144A CONV	428,000	429,873
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	285,000	281,972
Chefs' Warehouse, Inc. (The)
1.88%, 12/01/24 CONV	500,000	523,750
Cheniere Energy, Inc.
4.25%, 03/15/45 CONV	1,043,000	888,853
Coherus Biosciences, Inc.
1.50%, 04/15/26 CONV	512,000	525,868
Coinbase Global, Inc.
0.50%, 06/01/26 144A CONV	314,000	319,652
DISH Network Corporation
3.38%, 08/15/26 CONV	600,000	613,800
Dynavax Technologies Corporation
2.50%, 05/15/26 144A CONV	314,000	364,782
Enphase Energy, Inc.
1.86%, 03/01/28 144A Ω CONV	714,000	695,523
Envestnet, Inc.
1.75%, 06/01/23 CONV	250,000	307,344
Everbridge, Inc.
0.13%, 12/15/24 CONV	250,000	342,344
Exact Sciences Corporation
0.38%, 03/15/27 CONV	500,000	664,062
Fastly, Inc.
2.64%, 03/15/26 144A Ω CONV	712,000	666,788
Flexion Therapeutics, Inc.
3.38%, 05/01/24 CONV	500,000	453,877
	Par	Value
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	$ 325,000	$ 465,400
fuboTV, Inc.
3.25%, 02/15/26 144A CONV	629,000	623,889
GoPro, Inc.
1.25%, 11/15/25 144A CONV	220,000	308,983
Gossamer Bio, Inc.
5.00%, 06/01/27 CONV	510,000	412,144
Granite Point Mortgage Trust, Inc. REIT
6.38%, 10/01/23 CONV	1,425,000	1,407,187
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 144A CONV	519,000	542,874
Groupon, Inc.
1.13%, 03/15/26 144A CONV	493,000	463,112
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 144A CONV	655,000	611,197
Helix Energy Solutions Group, Inc.
4.13%, 09/15/23 CONV	193,000	193,603
6.75%, 02/15/26 CONV	250,000	307,150
i3 Verticals LLC
1.00%, 02/15/25 CONV	593,000	604,119
II-VI, Inc.
0.25%, 09/01/22 CONV	250,000	394,875
Infinera Corporation
2.13%, 09/01/24 CONV	400,000	490,176
Innoviva, Inc.
2.13%, 01/15/23 CONV	520,000	530,400
Insmed, Inc.
0.75%, 06/01/28 CONV	613,000	676,982
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 CONV	500,000	467,182
iStar, Inc. REIT
3.13%, 09/15/22 CONV	300,000	456,390
Jazz Investments I, Ltd.
2.00%, 06/15/26 CONV	500,000	667,500
John Bean Technologies Corporation
0.25%, 05/15/26 144A CONV	127,000	135,382
Kaman Corporation
3.25%, 05/01/24 CONV	350,000	371,013
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A CONV	500,000	437,632
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23 CONV	500,000	497,907
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	600,000	650,280
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 144A CONV	350,000	369,469
Magnite, Inc.
0.25%, 03/15/26 144A CONV	875,000	784,787
Meritor, Inc.
3.25%, 10/15/37 CONV	315,000	335,097
MFA Financial, Inc. REIT
6.25%, 06/15/24 CONV	750,000	766,875
MGIC Investment Corporation
9.00%, 04/01/63 144A CONV	602,000	793,135

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
MicroStrategy, Inc.
4.54%, 02/15/27 144A Ω CONV	$667,000	$500,917
Middleby Corporation (The)
1.00%, 09/01/25 144A CONV	350,000	504,700
Mitek Systems, Inc.
0.75%, 02/01/26 144A CONV	360,000	412,884
New Relic, Inc.
0.50%, 05/01/23 CONV	650,000	643,110
NRG Energy, Inc.
2.75%, 06/01/48 CONV	600,000	700,200
OSI Systems, Inc.
1.25%, 09/01/22 CONV	445,000	474,503
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26 CONV	587,000	668,593
PennyMac Corporation REIT
5.50%, 11/01/24 CONV	500,000	512,500
Perficient, Inc.
1.25%, 08/01/25 144A CONV	250,000	411,725
PRA Group, Inc.
3.50%, 06/01/23 CONV	500,000	539,375
Progress Software Corporation
1.00%, 04/15/26 144A CONV	350,000	355,450
Q2 Holdings, Inc.
0.75%, 06/01/26 CONV	274,000	359,488
Radius Health, Inc.
3.00%, 09/01/24 CONV	745,000	691,614
Realogy Group LLC
0.25%, 06/15/26 144A CONV	424,000	427,609
RealReal, Inc. (The)
1.00%, 03/01/28 144A CONV	494,000	455,715
Redfin Corporation
0.50%, 04/01/27 144A CONV	364,000	360,906
Redwood Trust, Inc. REIT
5.63%, 07/15/24 CONV	228,000	236,550
Royal Caribbean Cruises, Ltd.
4.25%, 06/15/23 144A CONV	467,000	638,657
RWT Holdings, Inc.
5.75%, 10/01/25 CONV	890,000	900,281
Sabre GLBL, Inc.
4.00%, 04/15/25 CONV	250,000	456,250
SmileDirectClub, Inc.
4.43%, 02/01/26 144A Ω CONV	683,000	562,621
Spirit Airlines, Inc.
1.00%, 05/15/26 CONV	350,000	335,335
Splunk, Inc.
1.13%, 06/15/27 CONV	519,000	508,296
Spotify USA, Inc.
2.01%, 03/15/26 144A Ω CONV	524,000	491,774
Stride, Inc.
1.13%, 09/01/27 144A CONV	590,000	549,408
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26 CONV	500,000	517,750
Sunnova Energy International, Inc.
0.25%, 12/01/26 144A CONV	419,000	523,121
Sunrun, Inc.
3.68%, 02/01/26 144A Ω CONV	608,000	546,835
	Par	Value
Tabula Rasa HealthCare, Inc.
1.75%, 02/15/26 CONV	$500,000	$ 513,150
Theravance Biopharma, Inc.
3.25%, 11/01/23 CONV	321,000	305,753
Travere Therapeutics, Inc.
2.50%, 09/15/25 CONV	524,000	445,750
Verint Systems, Inc.
0.25%, 04/15/26 144A CONV	524,000	516,426
Vocera Communications, Inc.
0.50%, 09/15/26 144A CONV	673,000	639,350
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	350,000	391,874
Vroom, Inc.
0.75%, 07/01/26 144A CONV	193,000	200,334
Western Asset Mortgage Capital Corporation REIT
6.75%, 10/01/22 CONV	425,000	414,641
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	375,000	482,578
WisdomTree Investments, Inc.
4.25%, 06/15/23 144A CONV	450,000	548,145
3.25%, 06/15/26 144A CONV	104,000	99,840
Workiva, Inc.
1.13%, 08/15/26 CONV	500,000	763,567
Zillow Group, Inc.
2.75%, 05/15/25 CONV	325,000	642,484
Zogenix, Inc.
2.75%, 10/01/27 144A CONV	350,000	357,875
Total Corporate Bonds (Cost $47,302,855)		48,664,413
FOREIGN BONDS — 1.3%
Cameroon — 0.1%
Golar LNG, Ltd.
2.75%, 02/15/22 CONV	300,000	298,875
China — 1.0%
21Vianet Group, Inc.
3.54%, 02/01/26 144A Ω CONV	572,000	494,494
Huazhu Group, Ltd.
3.00%, 05/01/26 144A CONV	375,000	542,578
iQIYI, Inc.
2.00%, 04/01/25 CONV	568,000	532,049
JOYY, Inc.
1.38%, 06/15/26 CONV	442,000	440,343
Momo, Inc.
1.25%, 07/01/25 CONV	692,000	618,907
NIO, Inc.
2.92%, 02/01/26 144A Ω CONV	529,000	499,376
		3,127,747
Jersey — 0.1%
Encore Capital Europe Finance, Ltd.
4.50%, 09/01/23 CONV	366,000	460,573

See Notes to Financial Statements.

	Par	Value
Norway — 0.1%
SFL Corporation, Ltd.
4.88%, 05/01/23 CONV	$ 427,000	$ 414,724
Total Foreign Bonds (Cost $4,259,506)		4,301,919
MORTGAGE-BACKED SECURITIES — 5.4%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 09/15/43† IO	337,161	55,641
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 12/15/43† IO	208,757	33,163
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.03%, 05/15/45† IO	364,696	69,946
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.93%, 05/15/46† IO	862,085	158,401
Federal Home Loan Mortgage Corporation REMIC, Series 4905
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 08/25/49† IO	544,929	100,174
Federal Home Loan Mortgage Corporation REMIC, Series 4991
5.00%, 07/25/50 IO	1,721,758	274,198
Federal Home Loan Mortgage Corporation REMIC, Series 4998
4.00%, 08/25/50 IO	865,796	129,462
Federal Home Loan Mortgage Corporation REMIC, Series 5002
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 07/25/50† IO	732,354	133,185
Federal Home Loan Mortgage Corporation REMIC, Series 5009
2.00%, 09/25/50 IO	1,072,920	123,330
Federal Home Loan Mortgage Corporation REMIC, Series 5012
4.00%, 09/25/50 IO	249,628	37,548
Federal Home Loan Mortgage Corporation REMIC, Series 5020
3.00%, 08/25/50 IO	428,984	63,388
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 10/25/42† IO	352,188	72,443
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 05/25/47† IO	491,251	99,920
	Par	Value
Federal National Mortgage Association REMIC, Series 2017-86
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 11/25/47† IO	$ 686,270	$128,864
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 2.50%, 03/25/48† IO	2,935,706	209,983
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 02/25/48† IO	334,452	52,337
Federal National Mortgage Association REMIC, Series 2020-38
4.00%, 06/25/50 IO	1,328,938	199,647
Federal National Mortgage Association REMIC, Series 2020-49
4.00%, 07/25/50 IO	604,176	88,811
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 07/25/50† IO	702,338	152,510
Federal National Mortgage Association REMIC, Series 2020-60
2.00%, 09/25/50 IO	1,408,736	150,552
4.00%, 09/25/50 IO	231,831	34,436
Federal National Mortgage Association REMIC, Series 2020-62
4.00%, 06/25/48 IO	745,349	133,181
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 4.96%, 10/25/40† IO	843,115	120,409
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.61%, 08/20/45† IO	194,891	33,119
Government National Mortgage Association, Series 2016-109
4.00%, 10/20/45 IO	160,166	17,739
Government National Mortgage Association, Series 2018-105
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.11%, 08/20/48† IO	213,373	33,521
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.11%, 09/20/48† IO	585,423	115,510
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 10/20/48† IO	$ 263,134	$ 37,717
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.61%, 01/20/48† IO	520,658	101,272
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 01/20/49† IO	295,680	41,501
Government National Mortgage Association, Series 2019-110
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 09/20/49† IO	1,114,788	206,707
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 09/20/49† IO	967,474	142,706
Government National Mortgage Association, Series 2019-111
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 01/20/49† IO	842,580	153,206
Government National Mortgage Association, Series 2019-128
4.00%, 10/20/49 IO	776,186	105,533
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	1,408,392	128,103
3.50%, 12/20/49 IO	706,275	80,547
Government National Mortgage Association, Series 2019-153
4.00%, 12/20/49 IO	3,543,072	519,812
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 12/20/49† IO	1,216,132	188,958
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 3.70%, 02/20/49† IO	743,329	63,355
Government National Mortgage Association, Series 2019-4
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 01/20/49† IO	439,335	68,086
Government National Mortgage Association, Series 2019-52
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 04/20/49† IO	241,425	32,245
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 01/20/49† IO	239,769	38,181
	Par	Value
Government National Mortgage Association, Series 2019-69
(Floating, 3.27% - ICE LIBOR USD 1M, 3.27% Cap), 3.18%, 06/20/49† IO	$ 281,922	$ 22,563
Government National Mortgage Association, Series 2019-78
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 06/20/49† IO	1,501,710	213,771
Government National Mortgage Association, Series 2019-97
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.01%, 08/20/49† IO	412,872	55,670
Government National Mortgage Association, Series 2020-11
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 01/20/50† IO	824,038	131,830
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	427,438	54,690
Government National Mortgage Association, Series 2020-151
2.50%, 10/20/50 IO	962,598	127,243
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 02/20/50† IO	510,268	89,395
Government National Mortgage Association, Series 2020-51
3.50%, 04/20/50 IO	424,288	33,754
Government National Mortgage Association, Series 2020-55
3.50%, 04/20/50 IO	1,205,537	145,331
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 04/20/50† IO	808,744	142,216
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 6.35%, 07/20/43† IO	745,074	139,586
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 08/20/49† IO	1,230,539	203,972
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	1,611,189	193,624
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.06%, 06/20/50† IO	1,370,251	253,837
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	280,995	31,681

See Notes to Financial Statements.

	Par	Value
Uniform Mortgage Backed Securities
2.00%, 07/01/51 TBA	$11,000,000	$11,107,422
Total Mortgage-Backed Securities (Cost $17,698,643)		17,675,932

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Put Swaptions — 0.0%
Pay -0.165% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 8/23/2026 EUR, Strike Price $0.17, Expires 08/23/26 (BNP)	1	$ 5,790,000	6,101
Pay -0.165% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 8/24/2026 EUR, Strike Price $0.17, Expires 08/24/26 (CITI)	1	2,550,000	2,747
Pay 0.427% (Semiannually); Receive 6-Month ICE LIBOR JPY (Semiannually); Interest Rate Swap Maturing 5/30/2042 JPY, Strike Price $0.43, Expires 05/30/42 (BAR)	1	195,390,000	24,106
Pay 1.195% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/22/2026 USD, Strike Price $1.20, Expires 11/22/26 (BOA)	1	3,710,000	21,499
Pay 1.392% (Semiannually); Receive 6-Month ICE LIBOR GBP (Semiannually); Interest Rate Swap Maturing 7/01/2051 GBP, Strike Price $1.39, Expires 07/01/51 (CITI)	1	540,000	—
Total Purchased Options (Premiums paid $110,686)			54,453

	Par	Value
U.S. TREASURY OBLIGATIONS — 30.5%
U.S. Treasury Bills
0.01%, 07/08/21Ω	$ 4,300,000	$ 4,299,972
0.01%, 07/22/21Ω	4,300,000	4,299,893
0.01%, 07/29/21Ω	4,300,000	4,299,857
0.01%, 08/12/21Ω	4,300,000	4,299,737
0.01%, 08/19/21Ω	4,300,000	4,299,766
0.00%, 08/26/21Ω	4,300,000	4,299,736
0.01%, 09/02/21Ω	4,300,000	4,299,642
0.02%, 09/09/21Ω	4,300,000	4,299,645
0.01%, 09/16/21Ω	4,300,000	4,299,632
0.04%, 09/23/21Ω	4,300,000	4,299,548
0.01%, 10/28/21Ω	28,125,000	28,120,351
0.01%, 12/30/21Ω	28,125,000	28,118,175
Total U.S. Treasury Obligations (Cost $99,246,731)		99,235,954

	Shares
COMMON STOCKS — 7.7%
Communication Services — 0.1%
Escrow NII Holdings, Inc.††† *	76,167	165,282
Consumer Discretionary — 1.8%
Advance Auto Parts, Inc.	501	102,775
Amazon.com, Inc.*	163	560,746
American Eagle Outfitters, Inc.	5,243	196,770
AutoNation, Inc.*	621	58,877
AutoZone, Inc.*	199	296,952
Best Buy Co., Inc.	5,492	631,470
Chewy, Inc. Class A*	2,275	181,340
Dick's Sporting Goods, Inc.	1,776	177,937
eBay, Inc.	2,278	159,938
Etsy, Inc.*	1,231	253,389
Foot Locker, Inc.	6,347	391,166
Home Depot, Inc. (The)	711	226,731
L Brands, Inc.	1,960	141,238
Lowe’s Cos., Inc.	1,876	363,888
Murphy USA, Inc.	253	33,743
O’Reilly Automotive, Inc.*	530	300,091
Ollie's Bargain Outlet Holdings, Inc.*	908	76,390
Pool Corporation	498	228,413
Target Corporation	3,985	963,334
Tractor Supply Co.	1,508	280,578
Williams-Sonoma, Inc.	1,765	281,782
		5,907,548
Consumer Staples — 1.0%
Casey’s General Stores, Inc.	1,631	317,458
Clorox Co. (The)	1,012	182,069
Colgate-Palmolive Co.	3,792	308,479
Costco Wholesale Corporation	690	273,012
Estee Lauder Cos., Inc. (The) Class A	501	159,358
Kimberly-Clark Corporation	130	17,392
Kroger Co. (The)	4,462	170,939
Nu Skin Enterprises, Inc. Class A	1,299	73,588
Procter & Gamble Co. (The)	6,213	838,320
Reynolds Consumer Products, Inc.	3,716	112,781
Spectrum Brands Holdings, Inc.	1,059	90,057
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sprouts Farmers Market, Inc.*	5,562	$ 138,216
Walmart, Inc.	5,093	718,215
		3,399,884
Financials — 1.4%
Aflac, Inc.	4,180	224,299
Alleghany Corporation*	64	42,692
Allstate Corporation (The)	9,488	1,237,615
Arch Capital Group, Ltd.*	1,172	45,638
Brown & Brown, Inc.	876	46,551
Cincinnati Financial Corporation	2,292	267,293
CNA Financial Corporation	243	11,054
Erie Indemnity Co. Class A	804	155,453
Fidelity National Financial, Inc.	3,515	152,762
First American Financial Corporation	2,112	131,683
Globe Life, Inc.	2,511	239,173
Hanover Insurance Group, Inc. (The)	919	124,653
Kemper Corporation	448	33,107
Kinsale Capital Group, Inc.	3,268	538,468
Markel Corporation*	159	188,687
Mercury General Corporation	5,373	348,976
Old Republic International Corporation	6,056	150,855
Primerica, Inc.	871	133,385
Progressive Corporation (The)	3,722	365,538
RenaissanceRe Holdings, Ltd.	274	40,777
Selective Insurance Group, Inc.	382	30,999
White Mountains Insurance Group, Ltd.	141	161,872
		4,671,530
Information Technology — 1.5%
Apple, Inc.	7,340	1,005,286
Arista Networks, Inc.*	323	117,026
Arrow Electronics, Inc.*	2,580	293,681
CDW Corporation	2,131	372,179
Ciena Corporation*	4,020	228,698
Cisco Systems, Inc.	9,896	524,488
Cognex Corporation	1,534	128,933
Dell Technologies, Inc. Class C*	357	35,582
F5 Networks, Inc.*	355	66,264
HP, Inc.	14,896	449,710
IPG Photonics Corporation*	754	158,921
Keysight Technologies, Inc.*	2,223	343,253
Motorola Solutions, Inc.	176	38,166
National Instruments Corporation	1,083	45,789
NetApp, Inc.	1,192	97,530
Pure Storage, Inc. Class A*	3,745	73,140
Ubiquiti, Inc.	1,457	454,861
Vishay Intertechnology, Inc.	6,850	154,468
Zebra Technologies Corporation Class A*	328	173,673
		4,761,648
Materials — 1.9%
AptarGroup, Inc.	1,774	249,850
Ashland Global Holdings, Inc.	381	33,338
Avery Dennison Corporation	257	54,032
	Shares	Value
Berry Global Group, Inc.*	1,196	$ 78,003
Celanese Corporation	993	150,539
Eagle Materials, Inc.	365	51,870
Element Solutions, Inc.	4,462	104,322
FMC Corporation	405	43,821
Huntsman Corporation	2,265	60,068
Ingevity Corporation*	115	9,356
Louisiana-Pacific Corporation	2,086	125,765
Martin Marietta Materials, Inc.	202	71,066
Mosaic Co. (The)	22,430	715,741
NewMarket Corporation	642	206,711
Newmont Corporation	1,435	90,950
Nucor Corporation	2,446	234,645
Packaging Corporation of America	6,836	925,731
Reliance Steel & Aluminum Co.	2,522	380,570
Royal Gold, Inc.	1,714	195,567
RPM International, Inc.	2,249	199,441
Sealed Air Corporation	8,080	478,740
Sensient Technologies Corporation	2,288	198,049
Sherwin-Williams Co. (The)	3,906	1,064,190
Silgan Holdings, Inc.	2,176	90,304
Sonoco Products Co.	1,221	81,685
Valvoline, Inc.	4,950	160,677
		6,055,031
Total Common Stocks (Cost $25,125,943)		24,960,923
FOREIGN COMMON STOCKS — 0.1%
Ireland — 0.1%
Aon PLC Class A	725	173,101
Jersey — 0.0%
Amcor PLC	2,787	31,939
Switzerland — 0.0%
Chubb, Ltd.	714	113,483
Total Foreign Common Stocks (Cost $336,702)		318,523
PREFERRED STOCKS — 1.6%
AGNC Investment Corporation
(Variable, ICE LIBOR USD 3M + 4.70%), 0.00% †	11,804	295,690
AMG Capital Trust II
5.15%, 10/15/37 CONV	13,947	836,681
Bunge, Ltd.
4.88% CONV	3,500	406,805
Cowen, Inc.
5.63% CONV	320	503,815
Fluor Corporation
6.50% 144A CONV	576	611,078
MFA Financial, Inc.
(Variable, ICE LIBOR USD 3M + 5.35%), 0.00% †	20,886	494,163
NCR Corporation
0.00% CONV	250	213,813

See Notes to Financial Statements.

	Shares	Value
New Residential Investment Corporation
(Variable, ICE LIBOR USD 3M + 4.97%), 0.00% †	20,512	$ 492,288
New York Community Capital Trust V
6.00%, 11/01/51 CONV	15,402	804,581
New York Mortgage Trust, Inc.
(Variable, U.S. SOFR + 6.13%), 0.00% † *	11,165	282,028
Ready Capital Corporation
7.00%, 08/15/23 CONV	11,500	316,710
Total Preferred Stocks (Cost $5,352,904)		5,257,652
FOREIGN PREFERRED STOCKS — 0.2%
Canada — 0.1%
Algonquin Power & Utilities Corporation
0.00%, 06/15/24 CONV *	6,766	335,985
Jersey — 0.1%
Clarivate PLC
0.00%, 06/01/24 CONV *	2,815	294,731
Total Foreign Preferred Stocks (Cost $620,160)		630,716
RIGHTS — 0.0%
Alder Biopharmaceuticals, Inc. ††† * (Cost $3,154)	3,505	7,010
MUTUAL FUNDS — 0.4%
ProShares Short 20+ Year Treasury * (Cost $1,395,109)	79,498	1,341,926
MONEY MARKET FUNDS — 35.2%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	13,077,766	13,077,766
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	101,497,942	101,497,942
Total Money Market Funds (Cost $114,575,708)		114,575,708
TOTAL INVESTMENTS —97.4% (Cost $316,028,101)		317,025,129
COMMON STOCKS SOLD SHORT — (6.2)%
Communication Services — (0.5)%
Cable One, Inc.	(125)	(239,101)
DISH Network Corporation Class A *	(4,897)	(204,695)
fuboTV, Inc. *	(3,575)	(114,793)
iQIYI, Inc. ADR *	(5,600)	(87,248)
JOYY, Inc. ADR	(2,576)	(169,939)
Magnite, Inc. *	(4,820)	(163,109)
Spotify Technology SA *	(429)	(118,228)
TripAdvisor, Inc. *	(2,875)	(115,862)
Zillow Group, Inc. Class C *	(3,389)	(414,204)
		(1,627,179)
Consumer Discretionary — (1.0)%
2U, Inc. *	(8,372)	(348,861)
	Shares	Value
Burlington Stores, Inc. *	(1,426)	$ (459,158)
Callaway Golf Co. *	(11,108)	(374,673)
Cheesecake Factory, Inc. (The) *	(1,634)	(88,530)
GoPro, Inc. Class A *	(18,150)	(211,448)
Groupon, Inc. *	(3,263)	(140,831)
Huazhu Group, Ltd. ADR *	(7,157)	(377,961)
NIO, Inc. ADR *	(2,306)	(122,679)
RealReal, Inc. (The) *	(8,083)	(159,720)
Royal Caribbean Cruises, Ltd. *	(4,148)	(353,742)
Stride, Inc. *	(5,533)	(177,775)
Vroom, Inc. *	(1,899)	(79,492)
Winnebago Industries, Inc.	(3,881)	(263,753)
		(3,158,623)
Consumer Staples — (0.1)%
Beyond Meat, Inc. *	(675)	(106,306)
Bunge, Ltd.	(1,969)	(153,877)
Chefs' Warehouse, Inc. (The) *	(6,100)	(194,163)
		(454,346)
Energy — (0.2)%
Centennial Resource Development, Inc. Class A *	(55,473)	(376,107)
Helix Energy Solutions Group, Inc. *	(29,478)	(168,319)
SFL Corporation, Ltd.	(9,028)	(69,064)
		(613,490)
Financials — (0.4)%
Affiliated Managers Group, Inc.	(1,089)	(167,935)
Coinbase Global, Inc. Class A *	(283)	(71,684)
Cowen, Inc. Class A	(12,338)	(506,475)
Encore Capital Group, Inc. *	(5,325)	(252,352)
PRA Group, Inc. *	(3,880)	(149,263)
WisdomTree Investments, Inc.	(42,804)	(265,385)
		(1,413,094)
Health Care — (1.0)%
Apellis Pharmaceuticals, Inc. *	(3,508)	(221,706)
Avid Bioservices, Inc. *	(7,065)	(181,217)
Bridgebio Pharma, Inc. *	(3,346)	(203,972)
Coherus Biosciences, Inc. *	(16,148)	(223,327)
Dynavax Technologies Corporation *	(20,096)	(197,946)
Exact Sciences Corporation *	(3,100)	(385,361)
Flexion Therapeutics, Inc. *	(2,800)	(23,044)
Gossamer Bio, Inc. *	(21,486)	(174,466)
Halozyme Therapeutics, Inc. *	(4,244)	(192,720)
Innoviva, Inc. *	(6,038)	(80,969)
Insmed, Inc. *	(12,260)	(348,920)
Ionis Pharmaceuticals, Inc. *	(2,000)	(79,780)
Ligand Pharmaceuticals, Inc. *	(400)	(52,476)
Radius Health, Inc. *	(4,284)	(78,140)
SmileDirectClub, Inc. *	(17,963)	(155,919)
Tabula Rasa HealthCare, Inc. *	(3,900)	(195,000)
Theravance Biopharma, Inc. *	(2,806)	(40,743)
Travere Therapeutics, Inc. *	(4,764)	(69,507)
Vocera Communications, Inc. *	(5,798)	(231,050)
Zogenix, Inc. *	(10,220)	(176,602)
		(3,312,865)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Industrials — (0.7)%
Air Transport Services Group, Inc. *	(8,200)	$ (190,486)
Bloom Energy Corporation Class A *	(9,364)	(251,611)
Fluor Corporation *	(14,243)	(252,101)
FTI Consulting, Inc. *	(2,560)	(349,721)
Greenbrier Cos., Inc. (The)	(5,943)	(258,996)
John Bean Technologies Corporation	(402)	(57,333)
Kaman Corporation	(2,559)	(128,974)
Meritor, Inc. *	(3,240)	(75,881)
Middleby Corporation (The) *	(2,200)	(381,172)
Spirit Airlines, Inc. *	(4,300)	(130,892)
Sunrun, Inc. *	(2,331)	(130,023)
		(2,207,190)
Information Technology — (1.8)%
21Vianet Group, Inc. ADR *	(3,682)	(84,502)
8x8, Inc. *	(6,300)	(174,888)
Avaya Holdings Corporation *	(7,121)	(191,555)
Bentley Systems, Inc. Class B	(2,087)	(135,196)
Ceridian HCM Holding, Inc. *	(1,741)	(166,997)
Enphase Energy, Inc. *	(1,321)	(242,575)
Envestnet, Inc. *	(1,894)	(143,679)
Everbridge, Inc. *	(1,600)	(217,728)
Fastly, Inc. Class A *	(3,418)	(203,713)
I3 Verticals, Inc. Class A *	(8,468)	(255,903)
II-VI, Inc. *	(4,377)	(317,726)
Infinera Corporation *	(24,976)	(254,755)
Lumentum Holdings, Inc. *	(3,900)	(319,917)
MACOM Technology Solutions Holdings, Inc. *	(2,282)	(146,231)
MicroStrategy, Inc. Class A *	(231)	(153,499)
Mitek Systems, Inc. *	(11,592)	(223,262)
NCR Corporation *	(5,464)	(249,213)
New Relic, Inc. *	(1,232)	(82,507)
OSI Systems, Inc. *	(1,680)	(170,755)
Perficient, Inc. *	(3,680)	(295,946)
Progress Software Corporation	(3,033)	(140,276)
Q2 Holdings, Inc. *	(2,347)	(240,755)
Sabre Corporation *	(26,772)	(334,114)
Splunk, Inc. *	(851)	(123,038)
Verint Systems, Inc. *	(4,899)	(220,798)
Vonage Holdings Corporation *	(9,819)	(141,492)
Workiva, Inc. *	(4,763)	(530,265)
		(5,761,285)
Real Estate — (0.4)%
iStar, Inc. REIT	(17,113)	(354,753)
Pebblebrook Hotel Trust REIT	(15,458)	(364,036)
Realogy Holdings Corporation *	(8,678)	(158,113)
Redfin Corporation *	(2,267)	(143,750)
Summit Hotel Properties, Inc. REIT *	(25,240)	(235,489)
		(1,256,141)
	Shares	Value
Utilities — (0.1)%
NRG Energy, Inc.	(5,900)	$ (237,770)
Sunnova Energy International, Inc. *	(7,188)	(270,700)
		(508,470)
Total Common Stocks Sold Short (Proceeds $(19,229,653))		(20,312,683)
FOREIGN COMMON STOCKS SOLD SHORT — (0.2)%
Canada — (0.0)%
Algonquin Power & Utilities Corporation	(13,146)	(195,612)
Ireland — (0.1)%
Jazz Pharmaceuticals PLC *	(2,200)	(390,808)
Jersey — (0.1)%
Clarivate PLC *	(7,507)	(206,668)
Total Foreign Common Stocks Sold Short (Proceeds $(782,093))		(793,088)
TOTAL SECURITIES SOLD SHORT —(6.4)% (Proceeds $(20,011,746))		(21,105,771)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
Avid Bioservices, Inc., Strike Price $25.00, Expires 07/16/21 (EVR ISI)	(21)	$ (53,865)	(2,940)
Beyond Meat, Inc., Strike Price $150.00, Expires 07/16/21 (EVR ISI)	(3)	(47,247)	(3,450)
Bloom Energy Corporation, Strike Price $28.00, Expires 08/20/21 (MSCS)	(25)	(67,175)	(5,000)
Callaway Golf Co., Strike Price $32.00, Expires 08/20/21 (EVR ISI)	(30)	(101,190)	(9,690)
Coinbase Global, Inc., Strike Price $230.00, Expires 08/20/21 (EVR ISI)	(2)	(50,660)	(6,860)
Enphase Energy, Inc., Strike Price $185.00, Expires 08/20/21 (EVR ISI)	(5)	(91,815)	(9,000)
fuboTV, Inc., Strike Price $30.00, Expires 08/20/21 (EVR ISI)	(22)	(70,642)	(12,716)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Groupon, Inc., Strike Price $45.00, Expires 08/20/21 (MSCS)	(14)	$ (60,424)	$ (4,865)
Magnite, Inc., Strike Price $35.00, Expires 07/16/21 (EVR ISI)	(27)	(91,368)	(4,050)
New Relic, Inc., Strike Price $70.00, Expires 07/16/21 (EVR ISI)	(12)	(80,364)	(1,380)
RealReal, Inc. (The), Strike Price $20.00, Expires 08/20/21 (EVR ISI)	(31)	(61,256)	(6,975)
Royal Caribbean Cruises, Ltd., Strike Price $95.00, Expires 07/16/21 (EVR ISI)	(13)	(110,864)	(650)
Sunnova Energy International, Inc., Strike Price $35.00, Expires 08/20/21 (EVR ISI)	(24)	(90,384)	(13,080)
Zillow Group, Inc., Strike Price $110.00, Expires 07/16/21 (EVR ISI)	(10)	(122,220)	(13,125)
			(93,781)
Call Swaption — (0.0)%
Pay 0.856% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/24/2026 USD, Strike Price $0.86, Expires 11/24/26 (CITI)	(1)	(21,840,000)	(67,475)
Put Swaptions — (0.0)%
Pay 3-Month LIBOR (Quarterly); Receive 2.443% (Semiannually); Interest Rate Swap Maturing 7/06/2051 USD, Strike Price $2.44, Expires 07/06/51 (CITI)	(1)	(710,000)	—
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive -0.021% (Annually); Interest Rate Swap Maturing 8/24/2026 EUR, Strike Price $0.02, Expires 08/24/26 (CITI)	(1)	$(2,550,000)	$ (541)
Pay 6-Month EURIBOR (Semiannually); Receive -0.025% (Annually); Interest Rate Swap Maturing 8/23/2026 EUR, Strike Price $0.03, Expires 08/23/26 (BNP)	(1)	(5,790,000)	(1,225)
Pay 6-Month EURIBOR (Semiannually); Receive -0.075% (Annually); Interest Rate Swap Maturing 11/22/2026 EUR, Strike Price $0.08, Expires 11/22/26 (BOA)	(1)	(5,330,000)	(12,182)
Pay 6-Month EURIBOR (Semiannually); Receive -0.093% (Annually); Interest Rate Swap Maturing 8/24/2026 EUR, Strike Price $0.09, Expires 08/24/26 (CITI)	(1)	(2,550,000)	(1,193)
Pay 6-Month EURIBOR (Semiannually); Receive -0.095% (Annually); Interest Rate Swap Maturing 8/23/2026 EUR, Strike Price $0.10, Expires 08/23/26 (BNP)	(1)	(5,790,000)	(2,681)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive -0.107% (Annually); Interest Rate Swap Maturing 5/30/2027 EUR, Strike Price $0.11, Expires 05/30/27 (BNP) (1)	$(3,450,000)	$ (25,969)
		(43,791)
Total Written Options (Premiums received $ (279,672))		(205,047)
Other Assets in Excess of Liabilities — 9.1%		29,508,743
NET ASSETS — 100.0%		$325,223,054
PORTFOLIO SUMMARY (based on net assets)
%
Money Market Funds	35.2
U.S. Treasury Obligations	30.5
Corporate Bonds	15.0
Mortgage-Backed Securities	5.4
Financials	2.7
Materials	1.9
Consumer Discretionary	1.8
Information Technology	1.5
Foreign Bonds	1.3
Consumer Staples	1.2
Mutual Funds	0.4
Industrials	0.3
Utilities	0.1
Communication Services	0.1
Purchased Options	—**
Rights	—**
Written Options	(0.1)
Foreign Common Stocks Sold Short	(0.2)
Common Stocks Sold Short	(6.2)
90.9
**Rounds to less than 0.05%
Futures Contracts outstanding at June 30, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	09/2021	(3)	$ (477,205)	$ (9)
Euro-Bund	09/2021	(5)	(1,023,362)	(4,432)
Euro-OAT	09/2021	(3)	(565,745)	(2,135)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Australian Dollars/U.S. Dollars	09/2021	(243)	$(18,220,140)	$ 601,815
British Pounds/U.S. Dollars	09/2021	(7)	(603,969)	16,538
Euro/U.S. Dollars	09/2021	(168)	(24,916,500)	702,065
Japanese Yen/U.S. Dollars	09/2021	(5)	(562,937)	8,401
Mexican Pesos/U.S. Dollars	09/2021	(20)	(497,000)	6,500
New Zealand Dollars/U.S. Dollars	09/2021	(2)	(139,660)	4,300
South African Rand/U.S. Dollars	09/2021	(14)	(484,750)	24,850
Swiss Francs/U.S. Dollars	09/2021	(2)	(270,475)	9,636
U.S. Dollars/Czech Republic Koruna	09/2021	1	100,146	2,939
U.S. Dollars/Norwegian Kroner	09/2021	1	100,105	4,342
U.S. Dollars/Swedish Kroner	09/2021	3	300,021	11,068
Canadian Dollars/U.S. Dollars	09/2021	(32)	(2,579,840)	67,142
10-Year Commonwealth Treasury Bond	09/2021	(5)	(529,424)	(679)
NASDAQ 100 E-Mini	09/2021	22	6,401,560	174,335
S&P 500® E-Mini	09/2021	105	22,515,150	417,089
10-Year Bond	09/2021	(12)	(1,408,712)	(13,813)
10-Year U.S. Treasury Note	09/2021	(78)	(10,335,000)	(14,861)
U.S. Treasury Long Bond	09/2021	3	482,250	8,250
Ultra 10-Year U.S. Treasury Note	09/2021	1	147,203	1,344
Ultra Long U.S. Treasury Bond	09/2021	4	770,750	2,017
Long GILT	09/2021	2	354,401	3,163
2-Year U.S. Treasury Note	09/2021	(162)	(35,691,891)	18,029
5-Year U.S. Treasury Note	09/2021	206	25,426,516	3,807
Total Futures Contracts outstanding at June 30, 2021			$(41,708,508)	$2,051,701
Forward Foreign Currency Contracts outstanding at June 30, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	U.S. Dollars	12,108,127	Euro	10,032,303	MSCS	$192,929
09/15/21	U.S. Dollars	5,920,667	Japanese Yen	647,749,924	MSCS	86,142
08/20/21	U.S. Dollars	1,898,191	Australian Dollars	2,450,647	MSCS	59,898
08/04/21	U.S. Dollars	1,880,484	Swedish Kronor	15,684,257	MSCS	47,196
07/02/21	Brazilian Reals	5,374,458	U.S. Dollars	1,034,698	MSCS	45,857
08/09/21	U.S. Dollars	1,117,478	Norwegian Kroner	9,255,997	MSCS	42,248
08/20/21	U.S. Dollars	1,519,155	Canadian Dollars	1,838,053	MSCS	36,408
09/10/21	U.S. Dollars	3,787,201	Euro	3,161,454	MSCS	32,815
08/12/21	U.S. Dollars	1,187,727	Chilean Pesos	849,173,220	MSCS	32,725
09/15/21	U.S. Dollars	1,565,035	Swiss Francs	1,415,062	MSCS	32,442
09/15/21	U.S. Dollars	2,062,489	Canadian Dollars	2,516,860	MSCS	32,165
09/15/21	U.S. Dollars	1,094,663	Swedish Kronor	9,110,672	MSCS	29,307
08/23/21	U.S. Dollars	654,361	Polish Zloty	2,407,004	MSCS	22,978
09/15/21	U.S. Dollars	1,241,184	South Korean Won	1,383,709,296	MSCS	17,028
09/15/21	U.S. Dollars	1,145,789	British Pounds	817,395	MSCS	14,888
09/15/21	U.S. Dollars	644,282	South African Rand	9,102,497	MSCS	13,246
09/15/21	U.S. Dollars	2,223,420	Turkish Lira	20,039,880	MSCS	11,305
08/18/21	Russian Rubles	68,496,044	U.S. Dollars	918,380	MSCS	10,984
08/05/21	U.S. Dollars	420,692	British Pounds	296,174	MSCS	10,953
08/19/21	U.S. Dollars	313,945	Czech Republic Koruna	6,533,898	MSCS	10,236
07/22/21	U.S. Dollars	274,099	Colombian Pesos	996,657,770	MSCS	8,821
09/15/21	U.S. Dollars	715,613	Australian Dollars	943,234	MSCS	7,996
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/13/21	U.S. Dollars	426,025	South African Rand	6,009,000	MSCS	$ 7,598
09/15/21	Turkish Lira	7,218,311	U.S. Dollars	789,799	MSCS	6,999
09/15/21	U.S. Dollars	158,794	Polish Zloty	580,147	MSCS	6,609
08/09/21	U.S. Dollars	236,910	Swiss Francs	213,000	MSCS	6,452
08/16/21	U.S. Dollars	1,147,039	Turkish Lira	10,185,015	MSCS	5,688
09/15/21	U.S. Dollars	493,293	Norwegian Kroner	4,197,082	MSCS	5,682
09/15/21	Mexican Pesos	3,715,590	U.S. Dollars	180,023	MSCS	4,522
09/15/21	U.S. Dollars	467,248	Thai Baht	14,848,404	MSCS	4,108
07/01/21	Indonesian Rupiahs	14,200,163,506	U.S. Dollars	975,378	MSCS	3,944
08/26/21	U.S. Dollars	207,097	Japanese Yen	22,627,570	MSCS	3,321
09/15/21	Euro	194,988	Hungarian Forint	67,748,449	MSCS	3,293
09/15/21	Japanese Yen	29,430,436	Euro	220,437	MSCS	3,282
09/15/21	South Korean Won	1,060,857,111	U.S. Dollars	935,424	MSCS	3,108
08/19/21	U.S. Dollars	76,061	Hungarian Forint	21,846,000	MSCS	2,404
09/15/21	Euro	744,168	Swedish Kronor	7,539,691	MSCS	2,184
08/26/21	U.S. Dollars	73,543	New Zealand Dollars	102,106	MSCS	2,182
09/15/21	Euro	201,750	Czech Republic Koruna	5,115,368	MSCS	1,907
09/15/21	Hungarian Forint	64,074,545	Euro	180,233	MSCS	1,851
08/04/21	Mexican Pesos	11,239,374	U.S. Dollars	559,504	MSCS	1,835
09/17/21	U.S. Dollars	399,896	Israeli Shekels	1,296,608	MSCS	1,804
07/09/21	Peruvian Nuevo Soles	762,921	U.S. Dollars	196,545	MSCS	1,768
09/15/21	Canadian Dollars	621,897	U.S. Dollars	500,127	MSCS	1,551
09/15/21	Norwegian Kroner	2,564,164	U.S. Dollars	296,382	MSCS	1,519
09/15/21	U.S. Dollars	698,090	Chinese Offshore Yuan	4,531,060	MSCS	1,486
09/15/21	U.S. Dollars	466,910	New Zealand Dollars	666,237	MSCS	1,324
09/15/21	U.S. Dollars	237,249	Singapore Dollars	317,259	MSCS	1,319
09/15/21	New Zealand Dollars	312,412	Japanese Yen	24,106,723	MSCS	1,184
07/01/21	U.S. Dollars	94,856	Indonesian Rupiahs	1,359,095,622	MSCS	1,125
09/15/21	Chinese Offshore Yuan	5,737,513	U.S. Dollars	881,000	MSCS	1,083
07/15/21	U.S. Dollars	234,232	Taiwan Dollars	6,502,056	MSCS	862
09/15/21	British Pounds	153,302	Euro	177,934	MSCS	771
09/15/21	South African Rand	4,078,007	U.S. Dollars	282,042	MSCS	668
09/15/21	New Zealand Dollars	196,909	U.S. Dollars	137,331	MSCS	274
09/15/21	Hungarian Forint	14,297,602	U.S. Dollars	47,956	MSCS	222
08/23/21	U.S. Dollars	88,557	Hong Kong Dollars	687,253	MSCS	32
Subtotal Appreciation						$892,528
09/15/21	U.S. Dollars	787,000	Singapore Dollars	1,058,346	MSCS	$ (41)
07/02/21	Brazilian Reals	461,712	U.S. Dollars	93,243	MSCS	(415)
09/15/21	U.S. Dollars	468,442	Polish Zloty	1,787,623	MSCS	(492)
09/15/21	U.S. Dollars	140,112	Swedish Kronor	1,202,805	MSCS	(538)
07/23/21	Taiwan Dollars	12,971,836	U.S. Dollars	466,152	MSCS	(560)
09/15/21	U.S. Dollars	829,905	Australian Dollars	1,107,015	MSCS	(578)
09/15/21	U.S. Dollars	94,285	Turkish Lira	859,552	MSCS	(597)
09/15/21	Euro	179,853	Swedish Kronor	1,832,649	MSCS	(692)
09/15/21	Swiss Francs	143,080	U.S. Dollars	155,656	MSCS	(693)
08/13/21	Singapore Dollars	103,302	U.S. Dollars	77,553	MSCS	(732)
07/26/21	U.S. Dollars	233,825	Indonesian Rupiahs	3,425,769,196	MSCS	(823)
09/15/21	Euro	400,268	British Pounds	344,294	MSCS	(952)
09/15/21	New Zealand Dollars	996,674	Euro	587,347	MSCS	(1,078)
07/29/21	Indian Rupees	34,844,820	U.S. Dollars	468,093	MSCS	(1,120)
09/15/21	Canadian Dollars	253,555	Japanese Yen	22,858,201	MSCS	(1,353)
08/04/21	U.S. Dollars	419,405	Mexican Pesos	8,425,043	MSCS	(1,375)
09/15/21	Czech Republic Koruna	9,989,082	Euro	392,056	MSCS	(1,451)
09/15/21	U.S. Dollars	234,138	Thai Baht	7,556,810	MSCS	(1,568)
09/15/21	Euro	196,714	Hungarian Forint	69,828,506	MSCS	(1,666)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
08/26/21	Japanese Yen	11,440,110	U.S. Dollars	104,705	MSCS	$ (1,679)
09/15/21	South Korean Won	791,920,056	U.S. Dollars	702,384	MSCS	(1,779)
09/15/21	U.S. Dollars	437,459	New Zealand Dollars	628,543	MSCS	(1,785)
09/15/21	Australian Dollars	939,957	Euro	595,390	MSCS	(1,979)
09/15/21	Swedish Kronor	1,966,457	Euro	195,283	MSCS	(1,987)
09/17/21	Israeli Shekels	1,265,043	U.S. Dollars	390,540	MSCS	(2,139)
09/15/21	Euro	197,289	Norwegian Kroner	2,035,293	MSCS	(2,140)
09/15/21	Polish Zloty	883,247	U.S. Dollars	233,974	MSCS	(2,279)
07/26/21	Indonesian Rupiahs	4,825,288,214	U.S. Dollars	332,940	MSCS	(2,432)
09/15/21	Japanese Yen	51,582,637	Canadian Dollars	579,082	MSCS	(2,515)
09/17/21	Indonesian Rupiahs	4,237,805,684	U.S. Dollars	290,818	MSCS	(2,677)
07/22/21	U.S. Dollars	329,528	Colombian Pesos	1,248,274,471	MSCS	(2,723)
07/15/21	U.S. Dollars	700,888	Taiwan Dollars	19,603,847	MSCS	(2,729)
08/13/21	South African Rand	2,240,288	U.S. Dollars	158,832	MSCS	(2,833)
09/15/21	Euro	190,635	Japanese Yen	25,472,196	MSCS	(3,024)
09/15/21	Hungarian Forint	239,627,574	Euro	682,785	MSCS	(3,462)
08/19/21	Hungarian Forint	37,657,575	U.S. Dollars	131,112	MSCS	(4,143)
07/19/21	Indonesian Rupiahs	4,773,242,956	U.S. Dollars	332,177	MSCS	(4,628)
09/15/21	Polish Zloty	1,731,518	Euro	386,393	MSCS	(4,697)
08/03/21	Brazilian Reals	4,316,664	U.S. Dollars	869,279	MSCS	(4,707)
08/18/21	Russian Rubles	34,615,502	U.S. Dollars	474,389	MSCS	(4,720)
09/15/21	U.S. Dollars	467,247	South African Rand	6,808,689	MSCS	(4,770)
09/15/21	Thai Baht	7,410,130	U.S. Dollars	237,217	MSCS	(6,085)
08/09/21	Swiss Francs	207,059	U.S. Dollars	230,301	MSCS	(6,272)
07/09/21	U.S. Dollars	187,119	Peruvian Nuevo Soles	745,539	MSCS	(6,675)
07/01/21	Indonesian Rupiahs	10,829,754,396	U.S. Dollars	753,565	MSCS	(6,686)
08/26/21	New Zealand Dollars	341,018	U.S. Dollars	245,621	MSCS	(7,288)
09/15/21	Turkish Lira	5,423,366	U.S. Dollars	607,743	MSCS	(9,081)
09/15/21	Japanese Yen	131,650,195	U.S. Dollars	1,195,861	MSCS	(10,039)
08/19/21	Czech Republic Koruna	7,091,000	U.S. Dollars	340,713	MSCS	(11,109)
07/15/21	Taiwan Dollars	32,506,575	U.S. Dollars	1,177,926	MSCS	(11,205)
07/02/21	U.S. Dollars	480,965	Brazilian Reals	2,448,083	MSCS	(11,232)
07/22/21	Colombian Pesos	2,051,377,318	U.S. Dollars	557,487	MSCS	(11,476)
08/05/21	British Pounds	358,875	U.S. Dollars	509,754	MSCS	(13,271)
07/01/21	U.S. Dollars	1,326,059	Indonesian Rupiahs	19,433,016,597	MSCS	(14,149)
09/15/21	Chinese Offshore Yuan	8,305,086	U.S. Dollars	1,291,414	MSCS	(14,593)
09/15/21	Mexican Pesos	27,160,818	U.S. Dollars	1,366,395	MSCS	(17,372)
09/15/21	Singapore Dollars	1,541,551	U.S. Dollars	1,164,212	MSCS	(17,835)
08/23/21	Polish Zloty	2,039,000	U.S. Dollars	554,316	MSCS	(19,465)
09/15/21	Hungarian Forint	178,571,339	U.S. Dollars	625,282	MSCS	(23,553)
09/15/21	U.S. Dollars	931,085	Mexican Pesos	19,244,045	MSCS	(24,727)
09/15/21	British Pounds	856,267	U.S. Dollars	1,209,590	MSCS	(24,908)
08/09/21	Norwegian Kroner	6,739,901	U.S. Dollars	813,709	MSCS	(30,763)
09/10/21	Euro	3,761,013	U.S. Dollars	4,505,430	MSCS	(39,039)
08/20/21	Canadian Dollars	1,989,086	U.S. Dollars	1,643,984	MSCS	(39,400)
09/15/21	Swedish Kronor	9,574,680	U.S. Dollars	1,159,841	MSCS	(40,226)
09/15/21	Czech Republic Koruna	27,733,731	U.S. Dollars	1,329,008	MSCS	(40,238)
09/15/21	Canadian Dollars	2,019,236	U.S. Dollars	1,669,908	MSCS	(41,014)
08/04/21	Swedish Kronor	14,285,000	U.S. Dollars	1,712,718	MSCS	(42,985)
08/12/21	Chilean Pesos	887,934,552	U.S. Dollars	1,254,790	MSCS	(47,065)
08/20/21	Australian Dollars	2,114,671	U.S. Dollars	1,640,126	MSCS	(53,857)
09/15/21	New Zealand Dollars	3,166,594	U.S. Dollars	2,274,587	MSCS	(61,679)
09/15/21	South African Rand	24,577,152	U.S. Dollars	1,773,133	MSCS	(69,306)
09/15/21	Australian Dollars	5,584,231	U.S. Dollars	4,288,693	MSCS	(99,397)
09/15/21	Norwegian Kroner	22,484,754	U.S. Dollars	2,712,045	MSCS	(99,800)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
09/15/21	Euro	5,949,220	U.S. Dollars	7,198,938	MSCS	$ (133,151)
Subtotal Depreciation						$(1,187,492)
Total Forward Foreign Currency Contracts outstanding at June 30, 2021						$ (294,964)
Swap Agreements outstanding at June 30, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	11,831,599	$ 20,725	$ 7,701	$ 13,024
0.28% (Semiannually)	3-Month LIBOR (Quarterly)	3/3/2023	USD	83,730,000	39,327	20,357	18,970
5.60% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/13/2023	MXN	81,610,000	53,569	(1,103)	54,672
0.84% (Annually)	6-Month WIBOR (Semiannually)	9/15/2023	PLN	22,730,000	13,828	(529)	14,357
1.25% (Quarterly)	3-Month KWCDC (Quarterly)	9/15/2023	KRW	18,477,760,000	55,488	12,202	43,286
1.50% (Annually)	6-Month PRIBOR (Semiannually)	9/15/2023	CZK	111,780,000	23,168	6,267	16,901
2.00% (Annually)	6-Month BUBOR (Semiannually)	9/15/2023	HUF	1,823,860,000	17,071	—	17,071
2.55% (Semiannually)	1-Day CLP-TNA (Semiannually)	9/15/2023	CLP	3,994,910,000	26,407	—	26,407
3.85% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	9/15/2023	COP	14,076,510,000	36,465	189	36,276
0.40% (Quarterly)	3-Month ASX BBSW (Quarterly)	9/15/2024	AUD	8,610,000	31,139	4,859	26,280
6.32% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	13,638,032	102,390	29,978	72,412
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	66	(174)	240
(0.50)% (Annually)	1-Day ESTR (Annually)	9/15/2026	EUR	16,730,000	135,736	124,945	10,791
1.50% (Quarterly)	3-Month KWCDC (Quarterly)	9/15/2026	KRW	1,854,920,297	15,311	8,344	6,967
1-Day MIBOR (Semiannually)	5.50% (Semiannually)	9/15/2026	INR	245,090,000	(5,659)	(11,246)	5,587
1-Day SONIA (Annually)	0.00% (Annually)	9/15/2026	GBP	12,750,000	(435,860)	(445,440)	9,580
6-Month ASX BBSW (Semiannually)	1.71% (Semiannually)	1/21/2031	AUD	6,540,000	(115,568)	(127,547)	11,979
6-Month ASX BBSW (Semiannually)	2.50% (Semiannually)	2/24/2031	AUD	6,590,000	57,811	(39,889)	97,700
3-Month LIBOR (Quarterly)	2.21% (Semiannually)	2/25/2031	USD	22,930,000	326,220	(100,432)	426,652
3-Month STIBOR (Quarterly)	1.27% (Annually)	5/11/2031	SEK	29,790,000	20,260	(6,274)	26,534
6.86% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	9/3/2031	MXN	8,630,000	7,147	5,993	1,154
1.00% (Semiannually)	3-Month LIBOR (Quarterly)	9/15/2031	USD	330,000	14,417	14,416	1
1.75% (Annually)	6-Month PRIBOR (Semiannually)	9/15/2031	CZK	29,850,000	18,450	10,731	7,719
1-Day COP-IBR-OIS (Quarterly)	6.05% (Quarterly)	9/15/2031	COP	5,319,925,000	11,755	7,474	4,281
2.70% (Annually)	6-Month BUBOR (Semiannually)	9/15/2031	HUF	598,940,000	7,979	6,539	1,440
3-Month CDOR (Semiannually)	1.25% (Semiannually)	9/15/2031	CAD	5,680,000	(270,450)	(280,065)	9,615
3-Month HIBOR (Quarterly)	1.50% (Quarterly)	9/15/2031	HKD	4,508,144	7,447	5,894	1,553
3-Month STIBOR (Quarterly)	1.00% (Annually)	9/15/2031	SEK	23,940,000	55,687	51,553	4,134
3-Month New Zealand BBR FRA (Quarterly)	3.00% (Semiannually)	9/16/2031	NZD	1,380,000	22,619	5,511	17,108
0.26% (Annually)	6-Month EURIBOR (Semiannually)	5/21/2040	EUR	19,250,000	1,340,048	569,901	770,147
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	9/15/2051	JPY	184,560,000	123,338	122,709	629
3-Month CDOR (Semiannually)	1.75% (Semiannually)	9/15/2051	CAD	3,330,000	(302,220)	(382,437)	80,217
Subtotal Appreciation					$1,454,111	$(379,573)	$1,833,684
0.25% (Annually)	3-Month WIBOR (Quarterly)	12/16/2021	PLN	42,620,000	$ (14,617)	$ (2,188)	$ (12,429)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.39% (Upon termination)	1/3/2022	BRL	33,647,155	(62,471)	—	(62,471)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.12% (Upon termination)	1/3/2022	BRL	14,754,934	38,822	62,563	(23,741)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.23% (Upon termination)	1/2/2023	BRL	11,656,190	$ (62,410)	$ 2,673	$ (65,083)
3-Month ASX BBSW (Quarterly)	0.19% (Quarterly)	2/22/2023	AUD	43,360,000	(24,577)	(23,506)	(1,071)
3-Month CDOR (Semiannually)	0.80% (Semiannually)	2/28/2023	CAD	51,170,000	(31,884)	8,337	(40,221)
3-Month CDOR (Semiannually)	0.75% (Semiannually)	3/1/2023	CAD	102,400,000	(109,413)	(30,876)	(78,537)
0.45% (Semiannually)	3-Month LIBOR (Quarterly)	6/15/2023	USD	28,120,000	(2,474)	(562)	(1,912)
3-Month CDOR (Semiannually)	1.10% (Semiannually)	6/15/2023	CAD	35,130,000	(1,465)	953	(2,418)
6-Month EURIBOR (Semiannually)	(0.50)% (Annually)	9/15/2023	EUR	6,800,000	(9,974)	(8,247)	(1,727)
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	9/15/2023	CNY	14,821,989	(3,101)	(1,734)	(1,367)
3-Month CDOR (Semiannually)	0.70% (Semiannually)	11/18/2023	CAD	12,870,000	(71,105)	13,536	(84,641)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.37% (Upon termination)	1/2/2024	BRL	25,374,766	5,929	28,371	(22,442)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	4.93% (Upon termination)	1/2/2024	BRL	4,579,538	(34,599)	2,088	(36,687)
3-Month ASX BBSW (Quarterly)	0.50% (Quarterly)	1/25/2024	AUD	21,190,000	(35,143)	29,436	(64,579)
3-Month ASX BBSW (Quarterly)	0.50% (Quarterly)	2/24/2024	AUD	11,690,000	(2,960)	28,925	(31,885)
0.49% (Quarterly)	3-Month ASX BBSW (Quarterly)	6/29/2024	AUD	3,870,000	(675)	122	(797)
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	68,000,000	(4,134)	22,829	(26,963)
3-Month CDOR (Semiannually)	0.75% (Semiannually)	9/15/2024	CAD	6,300,000	(66,797)	(47,539)	(19,258)
3-Month LIBOR (Quarterly)	0.25% (Semiannually)	9/15/2024	USD	1,190,000	(13,647)	(10,268)	(3,379)
1.25% (Semiannually)	6-Month THBFIX (Semiannually)	6/17/2025	THB	20,000	(10)	—	(10)
6-Month THBFIX (Semiannually)	0.75% (Semiannually)	12/16/2025	THB	226,030,000	(44,879)	(29,284)	(15,595)
6-Month WIBOR (Semiannually)	0.75% (Annually)	12/16/2025	PLN	8,550,000	(51,264)	(1,832)	(49,432)
1.55% (Semiannually)	6-Month ASX BBSW (Semiannually)	2/23/2026	AUD	6,760,000	(14,106)	(8,239)	(5,867)
28-Day Mexico Interbank TIIE (Lunar)	6.30% (Lunar)	9/9/2026	MXN	4,290,000	(3,900)	73	(3,973)
(0.50)% (Annually)	6-Month EURIBOR (Semiannually)	9/15/2026	EUR	8,620,000	141,274	142,234	(960)
(0.50)% (Annually)	6-Month LIBOR (Semiannually)	9/15/2026	CHF	2,750,000	22,854	24,338	(1,484)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/15/2026	JPY	2,152,350,000	(4,961)	(4,252)	(709)
1.75% (Annually)	6-Month WIBOR (Semiannually)	9/15/2026	PLN	8,400,000	(25,721)	(5,646)	(20,075)
2.75% (Quarterly)	7-Day CFETS Repo Rate (Quarterly)	9/15/2026	CNY	12,090,000	4,696	5,305	(609)
3-Month CDOR (Semiannually)	1.00% (Semiannually)	9/15/2026	CAD	3,970,000	(80,698)	(68,615)	(12,083)
3-Month JIBAR (Quarterly)	5.80% (Quarterly)	9/15/2026	ZAR	24,820,000	(27,809)	—	(27,809)
3-Month LIBOR (Quarterly)	0.50% (Semiannually)	9/15/2026	USD	4,080,000	(102,750)	(89,937)	(12,813)
3-Month New Zealand BBR FRA (Quarterly)	1.25% (Semiannually)	9/15/2026	NZD	6,120,000	(38,285)	(10,817)	(27,468)
3-Month STIBOR (Quarterly)	0.50% (Annually)	9/15/2026	SEK	120,950,000	55,428	81,354	(25,926)
6-Month ASX BBSW (Semiannually)	1.00% (Semiannually)	9/15/2026	AUD	12,600,000	5,635	44,332	(38,697)
6-Month NIBOR (Semiannually)	1.50% (Annually)	9/15/2026	NOK	49,730,000	(7,697)	(6,836)	(861)
6-Month THBFIX (Semiannually)	1.00% (Semiannually)	9/15/2026	THB	163,225,000	(7,077)	(3,756)	(3,321)
8.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	11,817,324	(46,583)	(32,404)	(14,179)
0.25% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2030	JPY	439,516,318	(27,616)	(12,098)	(15,518)
6-Month EURIBOR (Semiannually)	0.05% (Annually)	5/21/2030	EUR	35,780,000	(561,153)	191,669	(752,822)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(435)	307	(742)
6-Month ASX BBSW (Semiannually)	1.24% (Semiannually)	10/28/2030	AUD	5,340,000	(174,299)	(162,409)	(11,890)
1.24% (Annually)	6-Month NIBOR (Semiannually)	10/29/2030	NOK	43,370,000	145,382	161,597	(16,215)
1.00% (Annually)	1-Day SONIA (Annually)	1/26/2031	GBP	3,960,000	(18,137)	18,473	(36,610)
1.00% (Annually)	1-Day SONIA (Annually)	2/10/2031	GBP	5,120,000	(22,075)	22,278	(44,353)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	2/12/2031	EUR	6,900,000	36,884	78,181	(41,297)
2.13% (Annually)	6-Month NIBOR (Semiannually)	5/11/2031	NOK	28,030,000	(36,521)	6,476	(42,997)
1.93% (Annually)	6-Month NIBOR (Semiannually)	6/29/2031	NOK	8,880,000	(1,997)	—	(1,997)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	9/15/2031	JPY	1,457,250,000	124,295	131,201	(6,906)
0.25% (Annually)	1-Day SONIA (Annually)	9/15/2031	GBP	8,320,000	533,535	585,282	(51,747)
1.25% (Annually)	3-Month TELBOR (Quarterly)	9/15/2031	ILS	7,825,000	1,940	3,660	(1,720)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day CLP-TNA (Semiannually)	4.20% (Semiannually)	9/15/2031	CLP	769,240,000	$ (9,514)	$ (1,314)	$ (8,200)
2.00% (Annually)	6-Month NIBOR (Semiannually)	9/15/2031	NOK	25,840,000	(84,082)	(59,963)	(24,119)
3-Month KWCDC (Quarterly)	1.75% (Quarterly)	9/15/2031	KRW	1,584,960,000	(6,407)	(4,043)	(2,364)
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	9/15/2031	AUD	2,700,000	72,113	83,205	(11,092)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	9/16/2031	EUR	7,280,000	5,283	6,971	(1,688)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	9/17/2031	USD	7,110,000	(183,265)	(178,413)	(4,852)
2.43% (Semiannually)	3-Month LIBOR (Quarterly)	2/25/2036	USD	28,200,000	(423,490)	46,508	(469,998)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(1,080)	512	(1,592)
2.75% (Semiannually)	6-Month ASX BBSW (Semiannually)	2/24/2041	AUD	1,780,000	(25,653)	20,744	(46,397)
0.00% (Annually)	6-Month EURIBOR (Semiannually)	9/15/2051	EUR	110,000	18,237	18,650	(413)
1.25% (Semiannually)	3-Month LIBOR (Quarterly)	9/15/2051	USD	2,340,000	291,520	396,447	(104,927)
Subtotal Depreciation					$(1,079,083)	$1,464,852	$(2,543,935)
Net Centrally Cleared Interest Rate Swaps outstanding at June 30, 2021					$ 375,028	$1,085,279	$ (710,251)
Total Return Basket Swap Agreements outstanding at June 30, 2021:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or plus or minus a specified spread(-0.15% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	59-61 months maturity ranging from 05/26/2026 - 07/1/2026	GSC	$178,978,646	$908,213	$—	$908,213

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
10X Genomics, Inc. Class A	(286)	$ 56,005	$ (2,739)	(0.30)%
2U, Inc.	(1,579)	65,797	(7,060)	(0.78)
3M Co.	2,719	540,075	(11,244)	(1.24)
A.O. Smith Corporation	5,044	363,471	18,216	2.01
Abbott Laboratories	13,520	1,567,374	92,827	10.22
ABIOMED, Inc.	936	292,135	17,085	1.88
Acadia Healthcare Co., Inc.	909	57,040	(3,116)	(0.34)
Acceleron Pharma, Inc.	(1,785)	224,000	1,813	0.20
Accenture PLC Class A	1,589	468,421	20,091	2.21
ACI Worldwide, Inc.	4,021	149,340	(6,775)	(0.75)
Activision Blizzard, Inc.	1,309	124,931	(1,442)	(0.16)
Acuity Brands, Inc.	(651)	121,757	(252)	(0.03)
Adaptive Biotechnologies Corporation	(7,917)	323,489	(39,912)	(4.39)
Adient PLC	(1,896)	85,699	6,747	0.74
Adobe, Inc.	1,510	884,316	107,032	11.78
ADT, Inc.	(19,331)	208,581	13,841	1.52
Adtalem Global Education, Inc.	(5,212)	185,756	11,981	1.32
Advanced Micro Devices, Inc.	1,111	104,356	15,510	1.71
AECOM	(4,060)	257,079	4,579	0.50
AES Corporation (The)	(4,185)	109,103	(3,645)	(0.40)
AGCO Corporation	5,509	718,263	(16,075)	(1.77)
Agilent Technologies, Inc.	448	66,219	3,433	0.38

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Agios Pharmaceuticals, Inc.	(1,007)	$ 55,496	$ 3,814	0.42%
Air Lease Corporation	516	21,538	(1,521)	(0.17)
Akamai Technologies, Inc.	548	63,897	(660)	(0.07)
Alaska Air Group, Inc.	1,444	87,088	(7,036)	(0.77)
Albemarle Corporation	(1,925)	324,286	10,969	1.21
Alexandria Real Estate Equities, Inc. REIT	767	139,548	(5,664)	(0.62)
Align Technology, Inc.	(59)	36,049	(1,506)	(0.17)
Alkermes PLC	945	23,171	(173)	(0.02)
Allegion PLC	1,411	196,552	1,443	0.16
ALLETE, Inc.	(1,396)	97,692	(143)	(0.02)
Alliance Data Systems Corporation	357	37,196	(4,039)	(0.44)
Alliant Energy Corporation	5,310	296,086	(13,526)	(1.49)
Allison Transmission Holdings, Inc.	3,521	139,925	(7,941)	(0.87)
Ally Financial, Inc.	(1,562)	77,850	7,573	0.83
Alnylam Pharmaceuticals, Inc.	(1,611)	273,097	(19,520)	(2.15)
Alphabet, Inc. Class A	316	771,606	10,593	1.17
Alteryx, Inc. Class A	(2,735)	235,265	(19,727)	(2.17)
Altice USA, Inc. Class A	(3,616)	123,450	1,261	0.14
Amdocs, Ltd.	(334)	25,838	1,068	0.12
Amedisys, Inc.	836	204,761	(12,341)	(1.36)
AMERCO	(32)	18,861	(161)	(0.02)
Ameren Corporation	169	13,527	(2,071)	(0.23)
American Airlines Group, Inc.	(5,701)	120,918	15,046	1.66
American Campus Communities, Inc. REIT	2,065	96,477	(4,163)	(0.46)
American Electric Power Co., Inc.	1,650	139,574	214	0.02
American Express Co.	(2,377)	392,752	(2,723)	(0.30)
American Financial Group, Inc.	(385)	48,017	(376)	(0.04)
American Homes 4 Rent Class A REIT	(3,475)	135,004	36	0.00
American International Group, Inc.	(16,411)	781,164	74,228	8.17
American Tower Corporation REIT	1,606	433,845	6,273	0.69
American Water Works Co., Inc.	102	15,721	(356)	(0.04)
Americold Realty Trust REIT	(2,885)	109,197	6,238	0.69
Ameriprise Financial, Inc.	(701)	174,465	8,294	0.91
AMETEK, Inc.	74	9,879	(82)	(0.01)
Amgen, Inc.	1,145	279,094	4,809	0.53
Amkor Technology, Inc.	3,300	78,111	541	0.06
Amphenol Corporation Class A	(441)	30,169	(105)	(0.01)
Analog Devices, Inc.	(229)	39,425	(1,327)	(0.15)
Anaplan, Inc.	2,781	148,227	10,551	1.16
ANSYS, Inc.	(282)	97,871	(5,702)	(0.63)
Anthem, Inc.	332	126,758	(2,061)	(0.23)
APA Corporation	2,750	59,483	197	0.02
Apartment Income REIT Corporation	(6,890)	326,793	17,764	1.96
Apple Hospitality REIT, Inc.	(7,548)	115,182	9,479	1.04
Applied Materials, Inc.	943	134,283	7,229	0.80
Aptiv PLC	(1,596)	251,099	1,587	0.17
Aramark	(16,015)	596,559	(572)	(0.06)
Archer-Daniels-Midland Co.	(2,204)	133,562	16,547	1.82
Armstrong World Industries, Inc.	(817)	87,631	414	0.05
Arrowhead Pharmaceuticals, Inc.	(2,688)	222,620	(2,722)	(0.30)
ASGN, Inc.	249	24,136	1	0.00
Aspen Technology, Inc.	1,823	250,735	(1,253)	(0.14)
Associated Banc-Corp	18,554	379,986	(37,127)	(4.09)
Assurant, Inc.	(533)	83,244	1,153	0.13
Assured Guaranty, Ltd.	(3,838)	182,228	2,028	0.22
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
AT&T, Inc.	(10,825)	$311,544	$ 2,478	0.27%
Atmos Energy Corporation	588	56,513	(2,971)	(0.33)
Autodesk, Inc.	974	284,311	15,940	1.76
Autoliv, Inc.	1,079	105,483	(4,153)	(0.46)
Automatic Data Processing, Inc.	506	100,502	3,545	0.39
Avalara, Inc.	(375)	60,675	(11,807)	(1.30)
AvalonBay Communities, Inc. REIT	(859)	179,265	617	0.07
Avangrid, Inc.	796	40,938	(4,654)	(0.51)
Avient Corporation	(2,076)	102,056	3,482	0.38
Avis Budget Group, Inc.	(2,929)	228,140	31,126	3.43
Axalta Coating Systems, Ltd.	(1,399)	42,656	1,677	0.18
Axis Capital Holdings, Ltd.	(3,703)	181,484	11,811	1.30
Axon Enterprise, Inc.	498	88,046	14,308	1.58
Baker Hughes Co.	(5,602)	128,118	11,109	1.22
Ball Corporation	(2,899)	234,877	267	0.03
BancorpSouth Bank	5,313	150,517	(12,986)	(1.43)
Bank of America Corporation	(7,003)	288,734	8,111	0.89
Bank of Hawaii Corporation	(750)	63,165	3,064	0.34
Bank of New York Mellon Corporation (The)	(4,841)	248,004	(2,961)	(0.33)
Baxter International, Inc.	1,326	106,743	(1,457)	(0.16)
Belden, Inc.	(5,169)	261,396	16,171	1.78
Beyond Meat, Inc.	(2,518)	396,560	(18,495)	(2.04)
Bill.com Holdings, Inc.	(2,070)	379,183	(58,408)	(6.43)
Biogen, Inc.	195	67,523	(11,841)	(1.30)
BioMarin Pharmaceutical, Inc.	(196)	16,354	(273)	(0.03)
Bio-Rad Laboratories, Inc. Class A	138	88,912	8,702	0.96
BJ's Wholesale Club Holdings, Inc.	(328)	15,606	(115)	(0.01)
Black Hills Corporation	(1,626)	106,714	5,287	0.58
Black Knight, Inc.	(874)	68,155	(4,127)	(0.45)
Blackbaud, Inc.	(1,463)	112,022	(3,208)	(0.35)
BlackRock, Inc.	(53)	46,373	3,384	0.37
Bluebird Bio, Inc.	(8,829)	282,351	8,731	0.96
Boeing Co. (The)	(3,664)	877,748	31,113	3.43
Bok Financial Corporation	3,231	279,805	(11,862)	(1.31)
Booking Holdings, Inc.	(169)	369,787	21,276	2.34
Booz Allen Hamilton Holding Corporation	4,245	361,589	(9,528)	(1.05)
BorgWarner, Inc.	(2,749)	133,436	13,164	1.45
Boston Properties, Inc. REIT	(350)	40,107	1,161	0.13
Boston Scientific Corporation	(3,579)	153,038	(1,544)	(0.17)
Bright Horizons Family Solutions, Inc.	(2,545)	374,395	(218)	(0.02)
Brighthouse Financial, Inc.	(1,591)	72,454	1,026	0.11
Brink's Co. (The)	(736)	56,554	(1,003)	(0.11)
Bristol-Myers Squibb Co.	2,132	142,460	3,010	0.33
Brixmor Property Group, Inc. REIT	(11,176)	255,819	15,637	1.72
Broadcom, Inc.	199	94,891	(2,405)	(0.26)
Broadridge Financial Solutions, Inc.	894	144,408	1,275	0.14
Brookfield Property REIT, Inc. Class A	(4,016)	75,862	(1,047)	(0.12)
Brooks Automation, Inc.	(2,287)	217,905	1,998	0.22
Bruker Corporation	347	26,365	774	0.09
Brunswick Corporation	5,910	588,754	24,097	2.65
Builders FirstSource, Inc.	(3,360)	143,338	3,691	0.41
Bunge, Ltd.	(2,571)	200,924	27,348	3.01
Burlington Stores, Inc.	(583)	187,720	(9,917)	(1.09)
BWX Technologies, Inc.	702	40,800	(3,787)	(0.42)
C.H. Robinson Worldwide, Inc.	(3,173)	297,215	12,765	1.41

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Cable One, Inc.	(41)	$ 78,425	$ (5,826)	(0.64)%
Cabot Oil & Gas Corporation	25,086	438,002	5,967	0.66
CACI International, Inc. Class A	539	137,510	(2,987)	(0.33)
Cadence Design Systems, Inc.	2,708	370,509	31,451	3.46
Camden Property Trust REIT	695	92,206	(2,666)	(0.29)
Campbell Soup Co.	2,016	91,909	(677)	(0.07)
Capital One Financial Corporation	5,251	812,277	(31,140)	(3.43)
Capri Holdings, Ltd.	(4,270)	244,201	(11,281)	(1.24)
Cardinal Health, Inc.	(3,515)	200,671	5,817	0.64
Carlisle Cos., Inc.	446	85,355	2,130	0.23
CarMax, Inc.	(1,495)	193,079	(21,160)	(2.33)
Carnival Corporation	(12,848)	338,673	51,811	5.70
Carrier Global Corporation	1,923	93,458	3,938	0.43
Carter's, Inc.	1,098	113,281	(283)	(0.03)
Carvana Co.	(732)	220,932	(27,318)	(3.01)
Catalent, Inc.	(3,513)	379,826	(2,894)	(0.32)
Caterpillar, Inc.	(606)	131,884	10,293	1.13
Cathay General Bancorp	3,913	154,016	(9,803)	(1.08)
Cboe Global Markets, Inc.	934	111,193	4,494	0.49
CBRE Group, Inc. Class A	(357)	30,606	1,181	0.13
CDK Global, Inc.	(2,396)	119,057	10,431	1.15
CenterPoint Energy, Inc.	(16,147)	395,924	20,169	2.22
Ceridian HCM Holding, Inc.	(3,767)	361,331	(36,589)	(4.03)
Cerner Corporation	14,556	1,137,697	(31,354)	(3.45)
CF Industries Holdings, Inc.	(6,874)	353,667	21,787	2.40
ChampionX Corporation	(345)	8,849	(18)	(0.00)
Charles River Laboratories International, Inc.	(431)	159,436	(10,353)	(1.14)
Charles Schwab Corporation (The)	(5,709)	415,672	214	0.02
Charter Communications, Inc. Class A	248	178,920	11,134	1.23
Chegg, Inc.	(1,766)	146,772	(14,560)	(1.60)
Chemed Corporation	963	456,943	(4,439)	(0.49)
Chemours Co. (The)	(2,763)	96,152	4,438	0.49
Cheniere Energy, Inc.	(968)	83,964	1,429	0.16
Chevron Corporation	(175)	18,330	531	0.06
Chipotle Mexican Grill, Inc.	(33)	51,161	(7,320)	(0.81)
Choice Hotels International, Inc.	495	58,836	123	0.01
Church & Dwight Co., Inc.	(114)	9,715	(78)	(0.01)
Cigna Corporation	1,532	363,191	(6,493)	(0.71)
Cimarex Energy Co.	250	18,113	210	0.02
Cinemark Holdings, Inc.	(10,009)	219,698	12,603	1.39
Cintas Corporation	(185)	70,670	(6,314)	(0.70)
Cirrus Logic, Inc.	2,276	193,733	16,274	1.79
Citigroup, Inc.	(2,160)	152,820	15,957	1.76
Citizens Financial Group, Inc.	(1,890)	86,694	4,854	0.53
Citrix Systems, Inc.	(1,047)	122,782	1,317	0.15
Clarivate PLC	(12,199)	335,838	(13,702)	(1.51)
Clean Harbors, Inc.	(489)	45,545	864	0.10
Cleveland-Cliffs, Inc.	(13,321)	287,201	17,711	1.95
Cloudflare, Inc. Class A	(1,881)	199,085	(29,558)	(3.25)
CMC Materials, Inc.	(1,551)	233,798	3,822	0.42
CME Group, Inc.	539	114,635	(1,118)	(0.12)
CMS Energy Corporation	7,251	428,389	(6,217)	(0.68)
CNX Resources Corporation	7,763	106,043	(7,413)	(0.82)
Coca-Cola Co. (The)	1,411	76,349	(1,615)	(0.18)
Cognizant Technology Solutions Corporation Class A	3,481	241,094	(6,958)	(0.77)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Colfax Corporation	(4,527)	$207,382	$ (2,316)	(0.25)%
Columbia Sportswear Co.	1,395	137,212	(3,170)	(0.35)
Comcast Corporation Class A	(850)	48,467	(648)	(0.07)
Comerica, Inc.	(1,144)	81,613	6,048	0.67
Commerce Bancshares, Inc.	132	9,842	(996)	(0.11)
CommScope Holding Co., Inc.	(11,718)	249,711	(9)	(0.00)
CommVault Systems, Inc.	1,978	154,620	(1,760)	(0.19)
Compass Minerals International, Inc.	(3,267)	193,602	24,738	2.72
Conagra Brands, Inc.	11,202	407,529	(10,470)	(1.15)
Concentrix Corporation	1,303	209,522	17,176	1.89
ConocoPhillips	(896)	54,566	(1,095)	(0.12)
Consolidated Edison, Inc.	(2,684)	192,496	13,842	1.52
Copart, Inc.	854	112,583	7,929	0.87
CoreSite Realty Corporation REIT	1,412	190,055	(1,401)	(0.15)
Corning, Inc.	(3,196)	130,716	5,871	0.65
Corporate Office Properties Trust REIT	5,602	156,800	(8,317)	(0.92)
Corteva, Inc.	(4,796)	212,703	4,037	0.44
CoStar Group, Inc.	140	11,595	(282)	(0.03)
Coty, Inc. Class A	(27,623)	257,999	(14,925)	(1.64)
Coupa Software, Inc.	(2,124)	556,722	(95,066)	(10.47)
Cousins Properties, Inc. REIT	571	21,001	(1,208)	(0.13)
Cracker Barrel Old Country Store, Inc.	179	26,574	(699)	(0.08)
Crane Co.	(140)	12,932	(188)	(0.02)
Credit Acceptance Corporation	540	245,219	19,531	2.15
Cree, Inc.	(4,562)	446,757	(9,732)	(1.07)
Crocs, Inc.	1,503	175,130	14,028	1.54
Crowdstrike Holdings, Inc. Class A	(222)	55,791	(8,296)	(0.91)
Crown Castle International Corporation REIT	53	10,340	290	0.03
Crown Holdings, Inc.	(3,525)	360,290	(8,895)	(0.98)
CSX Corporation	4,104	131,656	(635)	(0.07)
CubeSmart REIT	862	39,928	164	0.02
Cullen/Frost Bankers, Inc.	(441)	49,392	4,520	0.50
Cummins, Inc.	207	50,469	(2,689)	(0.30)
Curtiss-Wright Corporation	1,488	176,715	(11,801)	(1.30)
CVS Health Corporation	(6,892)	575,068	10,387	1.14
CyrusOne, Inc. REIT	3,127	223,643	(21,801)	(2.40)
D.R. Horton, Inc.	1,425	128,777	(458)	(0.05)
Dana, Inc.	(3,180)	75,557	9,187	1.01
Danaher Corporation	434	116,468	13,431	1.48
Darden Restaurants, Inc.	615	89,784	4,491	0.49
Darling Ingredients, Inc.	1,722	116,235	(12,397)	(1.36)
Datadog, Inc. Class A	(411)	42,777	(5,082)	(0.56)
Deckers Outdoor Corporation	1,104	424,013	66,483	7.32
Deere & Co.	209	73,716	747	0.08
Delta Air Lines, Inc.	(5,800)	250,908	18,899	2.08
DENTSPLY SIRONA, Inc.	(2,261)	143,031	8,268	0.91
Devon Energy Corporation	(1,106)	32,284	737	0.08
DexCom, Inc.	(180)	76,860	(6,657)	(0.73)
Discover Financial Services	(2,274)	268,991	10,769	1.19
Discovery, Inc. Class A	(3,039)	93,237	(368)	(0.04)
DISH Network Corporation Class A	(5,237)	218,907	(7,130)	(0.78)
DocuSign, Inc.	784	219,183	29,912	3.29
Dolby Laboratories, Inc. Class A	3,399	334,088	1,757	0.19
Dollar General Corporation	(1,024)	221,583	(7,725)	(0.85)
Dollar Tree, Inc.	(298)	29,651	(189)	(0.02)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Dominion Energy, Inc.	732	$ 53,853	$ (1,300)	(0.14)%
Domino’s Pizza, Inc.	1,797	838,283	42,527	4.68
Donaldson Co., Inc.	5,510	350,050	7,912	0.87
Dover Corporation	539	81,173	1,170	0.13
Dow, Inc.	(5,940)	375,883	33,394	3.68
Dropbox, Inc. Class A	3,983	120,725	4,925	0.54
DTE Energy Co.	785	101,736	(7,197)	(0.79)
Duke Energy Corporation	2,311	228,142	(6,199)	(0.68)
Duke Realty Corporation REIT	1,142	54,074	(1,686)	(0.19)
Dun & Bradstreet Holdings, Inc.	(5,297)	113,197	(1,862)	(0.20)
DuPont de Nemours, Inc.	(4,555)	352,603	31,050	3.42
DXC Technology Co.	(8,313)	323,708	11,284	1.24
Dycom Industries, Inc.	795	59,251	(5,915)	(0.65)
Dynatrace, Inc.	(2,346)	137,053	(12,180)	(1.34)
East West Bancorp, Inc.	1,599	114,632	(2,141)	(0.24)
EastGroup Properties, Inc. REIT	1,741	286,307	(5,920)	(0.65)
Eastman Chemical Co.	(202)	23,584	2,459	0.27
Eaton Corporation PLC	(1,051)	155,737	(1,866)	(0.21)
EchoStar Corporation Class A	(7,200)	174,888	17,993	1.98
Edison International	(785)	45,389	(732)	(0.08)
Edwards Lifesciences Corporation	786	81,406	5,091	0.56
Elanco Animal Health, Inc.	(13,374)	463,944	(10,581)	(1.16)
Elastic NV	1,182	172,288	16,860	1.86
Electronic Arts, Inc.	1,414	203,376	(1,464)	(0.16)
Eli Lilly and Co.	1,388	318,574	4,843	0.53
EMCOR Group, Inc.	2,519	310,316	(11,527)	(1.27)
Emergent BioSolutions, Inc.	1,306	82,265	(2,714)	(0.30)
Emerson Electric Co.	2,408	231,746	(4,027)	(0.44)
Empire State Realty Trust, Inc. Class A REIT	(6,861)	82,332	5,434	0.60
Encompass Health Corporation	(6,206)	484,254	30,127	3.32
Energizer Holdings, Inc.	(8,679)	373,023	11,964	1.32
Enphase Energy, Inc.	(1,297)	238,168	(60,525)	(6.66)
Entegris, Inc.	(1,166)	143,383	(10,697)	(1.18)
Entergy Corporation	128	12,762	(1,015)	(0.11)
Envista Holdings Corporation	(3,590)	155,124	(221)	(0.02)
EOG Resources, Inc.	3,080	256,995	(7,332)	(0.81)
EPAM Systems, Inc.	367	187,522	6,576	0.72
EPR Properties REIT	(5,481)	288,739	4,978	0.55
EQT Corporation	(8,575)	190,880	1,194	0.13
Equifax, Inc.	(1,722)	412,436	(19,296)	(2.12)
Equinix, Inc. REIT	(352)	282,515	793	0.09
Equitable Holdings, Inc.	(2,713)	82,611	1,544	0.17
Equitrans Midstream Corporation	1,606	13,667	(937)	(0.10)
Equity Commonwealth REIT	3,852	100,922	(7,024)	(0.77)
Essential Utilities, Inc.	(1,436)	65,625	2,597	0.29
Essex Property Trust, Inc. REIT	1,148	344,411	(9,926)	(1.09)
Euronet Worldwide, Inc.	(2,282)	308,869	49,302	5.43
Everbridge, Inc.	(2,075)	282,366	(36,632)	(4.03)
Evercore, Inc. Class A	1,086	152,876	2,901	0.32
Everest Re Group, Ltd.	(789)	198,836	4,110	0.45
Evergy, Inc.	1,222	73,845	(3,590)	(0.40)
Eversource Energy	(176)	14,122	344	0.04
Exact Sciences Corporation	(3,575)	444,408	(18,284)	(2.01)
Exelixis, Inc.	2,417	44,038	(11,028)	(1.21)
Exelon Corporation	(7,085)	313,936	14,513	1.60
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Expedia Group, Inc.	(2,004)	$ 328,075	$ 18,205	2.00%
Expeditors International of Washington, Inc.	1,380	174,708	3,157	0.35
Extra Space Storage, Inc. REIT	1,963	321,579	8,707	0.96
Exxon Mobil Corporation	(4,581)	288,969	(1,980)	(0.22)
Facebook, Inc. Class A	3,365	1,170,044	58,376	6.43
FactSet Research Systems, Inc.	486	163,106	7,744	0.85
Fair Isaac Corporation	736	369,972	8,412	0.93
Fastenal Co.	8,403	436,956	(5,181)	(0.57)
Fastly, Inc. Class A	(2,900)	172,840	(14,245)	(1.57)
Federal Realty Investment Trust REIT	(2,514)	294,565	12,058	1.33
Federated Hermes, Inc.	2,779	94,236	4,434	0.49
FedEx Corporation	(630)	187,948	(5,247)	(0.58)
Fidelity National Information Services, Inc.	(2,527)	358,000	8,495	0.94
Fifth Third Bancorp	(9,957)	380,656	26,398	2.91
FireEye, Inc.	(6,126)	123,868	(1,291)	(0.14)
First Citizens BancShares, Inc. Class A	416	346,420	(14,176)	(1.56)
First Financial Bankshares, Inc.	2,946	144,737	(6,260)	(0.69)
First Hawaiian, Inc.	1,479	41,915	(271)	(0.03)
First Industrial Realty Trust, Inc. REIT	1,289	67,324	(1,217)	(0.13)
First Republic Bank	(1,318)	246,690	9,850	1.08
First Solar, Inc.	128	11,585	1,752	0.19
FirstCash, Inc.	2,403	183,685	(14,923)	(1.64)
FirstEnergy Corporation	(3,199)	119,035	4,091	0.45
Fiserv, Inc.	(2,657)	284,007	11,202	1.23
Five Below, Inc.	(1,070)	206,799	(8,129)	(0.89)
Five9, Inc.	(1,192)	218,601	(21,449)	(2.36)
FleetCor Technologies, Inc.	129	33,032	(1,961)	(0.22)
Floor & Decor Holdings, Inc. Class A	(212)	22,408	(1,506)	(0.17)
Flowers Foods, Inc.	13,713	331,855	(5,137)	(0.57)
Flowserve Corporation	(2,346)	94,591	7,419	0.82
Fluor Corporation	(11,344)	200,789	25,516	2.81
FNB Corporation	(1,845)	22,749	2,402	0.26
Ford Motor Co.	4,953	73,602	(3,080)	(0.34)
Fortinet, Inc.	(192)	45,732	(2,434)	(0.27)
Fortive Corporation	(6,613)	461,191	7,943	0.87
Fortune Brands Home & Security, Inc.	(1,994)	198,622	1,492	0.16
Fox Corporation Class A	(5,337)	198,163	2,715	0.30
Fox Factory Holding Corporation	(512)	79,698	(5,624)	(0.62)
Franklin Resources, Inc.	(4,330)	138,517	12,503	1.38
Freeport-McMoRan, Inc.	(1,075)	39,893	3,858	0.42
Frontdoor, Inc.	3,958	197,188	(5,964)	(0.66)
FTI Consulting, Inc.	441	60,245	(319)	(0.04)
Fulton Financial Corporation	(968)	15,275	(1,118)	(0.12)
Gap, Inc. (The)	(19,350)	651,127	(36,070)	(3.97)
Garmin, Ltd.	3,255	470,803	7,996	0.88
Gartner, Inc.	802	194,244	9,529	1.05
GATX Corporation	(2,869)	253,820	22,925	2.52
Generac Holdings, Inc.	814	337,932	58,107	6.40
General Dynamics Corporation	312	58,737	(1,134)	(0.12)
General Electric Co.	(75,043)	1,010,079	16,372	1.80
General Mills, Inc.	2,624	159,880	(3,143)	(0.35)
General Motors Co.	(4,082)	241,532	12,394	1.36
Gentex Corporation	22,374	740,356	(21,797)	(2.40)
Gilead Sciences, Inc.	1,064	73,267	1,019	0.11
Glacier Bancorp, Inc.	1,056	58,164	(3,186)	(0.35)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Global Blood Therapeutics, Inc.	(7,336)	$256,907	$ 39,604	4.36%
Global Payments, Inc.	(1,234)	231,424	7,342	0.81
Globus Medical, Inc. Class A	137	10,622	903	0.10
Godaddy, Inc. Class A	(327)	28,436	(1,904)	(0.21)
Goodyear Tire & Rubber Co. (The)	(1,132)	19,414	1,516	0.17
Graco, Inc.	5,335	403,860	10,621	1.17
GrafTech International, Ltd.	25,077	291,395	(21,664)	(2.39)
Graham Holdings Co. Class B	66	41,837	(1,778)	(0.20)
Grand Canyon Education, Inc.	3,417	307,427	(6,873)	(0.76)
Graphic Packaging Holding Co.	(22,162)	402,019	(7,535)	(0.83)
Greif, Inc. Class A	(1,636)	99,060	(1,189)	(0.13)
Grocery Outlet Holding Corporation	(8,313)	288,129	(7,574)	(0.83)
Guardant Health, Inc.	(1,653)	205,286	(16,487)	(1.82)
Guidewire Software, Inc.	(1,988)	224,087	(12,253)	(1.35)
H&R Block, Inc.	4,738	111,248	(9,827)	(1.08)
Haemonetics Corporation	(2,924)	194,855	(24,304)	(2.68)
Halliburton Co.	5,871	135,738	(1,425)	(0.16)
Hancock Whitney Corporation	(4,458)	198,114	16,169	1.78
Harley-Davidson, Inc.	(656)	30,058	3,361	0.37
Hartford Financial Services Group, Inc. (The)	(1,772)	109,811	6,753	0.74
Hasbro, Inc.	(3,555)	336,019	3,117	0.34
Hawaiian Electric Industries, Inc.	3,478	147,050	(7,219)	(0.79)
HCA Healthcare, Inc.	(310)	64,089	(221)	(0.02)
Healthcare Realty Trust, Inc. REIT	8,788	265,398	(16,644)	(1.83)
Healthcare Services Group, Inc.	12,562	396,582	8,243	0.91
Healthcare Trust of America, Inc. Class A REIT	19,287	514,963	(45,504)	(5.01)
HealthEquity, Inc.	(2,510)	202,005	(6,334)	(0.70)
Healthpeak Properties, Inc. REIT	(2,461)	81,927	3,246	0.36
HEICO Corporation	116	16,173	(2,219)	(0.24)
Helen of Troy, Ltd.	890	203,027	2,983	0.33
Helmerich & Payne, Inc.	2,163	70,579	(550)	(0.06)
Henry Schein, Inc.	2,270	168,411	(7,763)	(0.85)
Herman Miller, Inc.	1,370	64,582	(3,860)	(0.42)
Hershey Co. (The)	3,102	540,306	4,028	0.44
Hess Corporation	(4,253)	371,372	8,419	0.93
Hewlett Packard Enterprise Co.	(18,240)	265,939	19,195	2.11
Hexcel Corporation	(2,510)	156,624	(2,892)	(0.32)
Highwoods Properties, Inc. REIT	6,871	310,363	(20,792)	(2.29)
Hill-Rom Holdings, Inc.	2,084	236,722	6,462	0.71
Hilton Worldwide Holdings, Inc.	82	9,891	(479)	(0.05)
HollyFrontier Corporation	(2,391)	78,664	5,711	0.63
Hologic, Inc.	4,146	276,621	23,684	2.61
Home BancShares, Inc.	4,464	110,172	(10,371)	(1.14)
Honeywell International, Inc.	(941)	206,408	7,954	0.88
Horizon Pharma PLC	(1,566)	146,640	(3,794)	(0.42)
Hormel Foods Corporation	(2,429)	115,985	1,283	0.14
Host Hotels & Resorts, Inc. REIT	(11,668)	199,406	8,418	0.93
Howard Hughes Corporation (The)	(229)	22,318	2,294	0.25
Howmet Aerospace, Inc.	(5,447)	187,758	2,533	0.28
Hubbell, Inc.	(322)	60,162	480	0.05
Hubspot, Inc.	(85)	49,531	(7,258)	(0.80)
Hudson Pacific Properties, Inc. REIT	12,914	359,267	(23,386)	(2.57)
Humana, Inc.	210	92,971	4,533	0.50
Huntington Bancshares, Inc.	(5,148)	73,462	251	0.03
Huntington Ingalls Industries, Inc.	622	131,087	(4,606)	(0.51)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Hyatt Hotels Corporation Class A	(2,716)	$210,870	$ 9,227	1.02%
IAA, Inc.	(1,767)	96,372	2,647	0.29
IAC/InterActiveCorp	(1,145)	176,525	(592)	(0.07)
ICU Medical, Inc.	842	173,284	964	0.11
IDACORP, Inc.	3,836	374,010	(8,026)	(0.88)
IDEXX Laboratories, Inc.	678	428,191	43,946	4.84
II-VI, Inc.	(1,395)	101,263	(2,793)	(0.31)
Illinois ToolWorks, Inc.	782	174,824	(7,112)	(0.78)
Illumina, Inc.	(572)	270,676	(22,471)	(2.47)
Incyte Corporation	5,181	435,878	(10,780)	(1.19)
Ingersoll-Rand, Inc.	(5,770)	281,634	(6,587)	(0.73)
Ingredion, Inc.	(1,828)	165,434	8,152	0.90
Insperity, Inc.	603	54,493	(590)	(0.06)
Insulet Corporation	(626)	171,843	(995)	(0.11)
Integra LifeSciences Holdings Corporation	(641)	43,742	338	0.04
Intel Corporation	3,860	216,700	(3,348)	(0.37)
Intercontinental Exchange, Inc.	639	75,849	5,294	0.58
International Business Machines Corporation	2,396	351,230	(9,821)	(1.08)
International Flavors & Fragrances, Inc.	(2,784)	415,930	(6,341)	(0.70)
International Paper Co.	(8,499)	521,074	14,588	1.61
Interpublic Group of Cos., Inc. (The)	894	29,046	369	0.04
Intuit, Inc.	472	231,360	10,281	1.13
Intuitive Surgical, Inc.	(12)	11,036	(953)	(0.10)
Invesco, Ltd.	(11,998)	320,707	23,624	2.60
Invitation Homes, Inc. REIT	3,357	125,183	(553)	(0.06)
Ionis Pharmaceuticals, Inc.	(7,261)	289,641	(21,575)	(2.38)
Iovance Biotherapeutics, Inc.	(4,556)	118,547	(24,514)	(2.70)
IQVIA Holdings, Inc.	(1,518)	367,842	(4,475)	(0.49)
Iridium Communications, Inc.	1,161	46,428	(2,445)	(0.27)
Iron Mountain, Inc. REIT	(6,912)	292,516	31,219	3.44
ITT, Inc.	4,735	433,679	(7,187)	(0.79)
J.B. Hunt Transport Services, Inc.	478	77,890	(1,267)	(0.14)
J.M. Smucker Co. (The)	1,713	221,953	(10,992)	(1.21)
Jabil, Inc.	(3,525)	204,873	(1,649)	(0.18)
Jack Henry & Associates, Inc.	2,505	409,593	9,453	1.04
Jack in the Box, Inc.	871	97,064	(3,213)	(0.35)
Jacobs Engineering Group, Inc.	(1,400)	186,788	11,577	1.27
Jazz Pharmaceuticals PLC	2,526	448,719	(10,666)	(1.17)
JBG SMITH Properties REIT	2,046	64,469	(6,536)	(0.72)
Jefferies Financial Group, Inc.	19,703	673,843	43,859	4.83
JetBlue Airways Corporation	(21,313)	357,632	43,678	4.81
John Wiley & Sons, Inc. Class A	(745)	44,834	3,254	0.36
Johnson & Johnson	2,558	421,405	(2,227)	(0.25)
Johnson Controls International PLC	(344)	23,609	(1,825)	(0.20)
Jones Lang LaSalle, Inc.	(1,148)	224,388	16,925	1.86
JPMorgan Chase & Co.	(785)	122,099	5,805	0.64
Juniper Networks, Inc.	(12,718)	347,837	13,160	1.45
KAR Auction Services, Inc.	(16,688)	292,874	8,000	0.88
KB Home	(1,596)	64,989	5,807	0.64
KBR, Inc.	(967)	36,891	943	0.10
Kellogg Co.	3,900	250,887	(2,293)	(0.25)
Kennametal, Inc.	(5,481)	196,878	6,406	0.71
KeyCorp	(1,608)	33,205	3,283	0.36
Kilroy Realty Corporation REIT	4,868	339,008	(14,230)	(1.57)
Kimco Realty Corporation REIT	(8,004)	166,883	12,743	1.40

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Kinder Morgan, Inc.	22,444	$409,154	$(13,050)	(1.44)%
Kirby Corporation	(2,473)	149,963	16,984	1.87
KLA Corporation	121	39,229	1,211	0.13
Knight-Swift Transportation Holdings	5,925	269,351	(12,042)	(1.33)
Kohl’s Corporation	(3,168)	174,588	(1,371)	(0.15)
Kraft Heinz Co. (The)	(13,312)	542,863	29,066	3.20
L3Harris Technologies, Inc.	(71)	15,347	(33)	(0.00)
Laboratory Corporation of America Holdings	603	166,338	10,027	1.10
Lam Research Corporation	201	130,791	4,115	0.45
Lamar Advertising Co. Class A	178	18,587	(387)	(0.04)
Lamb Weston Holdings, Inc.	(3,450)	278,277	6,338	0.70
Lancaster Colony Corporation	1,056	204,347	(1,840)	(0.20)
Landstar System, Inc.	973	153,753	(3,873)	(0.43)
Lattice Semiconductor Corporation	404	22,697	(194)	(0.02)
Lear Corporation	(1,072)	187,900	19,169	2.11
Leggett & Platt, Inc.	(2,732)	141,545	6,241	0.69
Leidos Holdings, Inc.	(3,968)	401,165	15,581	1.72
LendingTree, Inc.	(1,435)	304,048	(7,702)	(0.85)
Lennar Corporation Class A	1,674	166,312	9,100	1.00
Lennox International, Inc.	875	306,950	12,012	1.32
LHC Group, Inc.	264	52,869	(725)	(0.08)
Liberty Broadband Class C	(100)	17,366	(1,434)	(0.16)
Liberty Global PLC Class C	(5,128)	138,661	3,072	0.34
Liberty Media Corporation-Liberty SiriusXM Class C	(3,736)	173,313	(3,854)	(0.42)
Life Storage, Inc. REIT	(101)	10,842	(90)	(0.01)
Ligand Pharmaceuticals, Inc.	(1,903)	249,655	(22,349)	(2.46)
Lincoln Electric Holdings, Inc.	1,795	236,419	4,431	0.49
Lincoln National Corporation	(3,879)	243,756	21,092	2.32
Lions Gate Entertainment Corporation Class A	3,326	68,848	807	0.09
Lithia Motors, Inc. Class A	(28)	9,622	(215)	(0.02)
Littelfuse, Inc.	(546)	139,115	2,086	0.23
LivaNova PLC	(3,507)	294,974	(15,055)	(1.66)
Live Nation Entertainment, Inc.	(6,090)	533,423	3,514	0.39
LiveRamp Holdings, Inc.	(1,812)	84,892	2,498	0.28
Lockheed Martin Corporation	1,372	519,096	(9,839)	(1.08)
Loews Corporation	(17,010)	929,596	29,270	3.22
LPL Financial Holdings, Inc.	(1,529)	206,384	5,207	0.57
Lululemon Athletica, Inc.	706	257,669	26,623	2.93
Lumen Technologies, Inc.	(20,035)	272,276	26,825	2.95
Lumentum Holdings, Inc.	(804)	65,952	(1,274)	(0.14)
Lyft, Inc. Class A	(3,732)	225,711	(19,041)	(2.10)
LyondellBasell Industries NV Class A	(1,663)	171,073	17,372	1.91
M&T Bank Corporation	1,641	238,454	(20,404)	(2.25)
Macerich Co. (The) REIT	(10,981)	200,403	(2,267)	(0.25)
Madison Square Garden Entertainment Corporation	(1,165)	97,825	6,753	0.74
Madison Square Garden Sports Corporation	(1,106)	190,862	4,572	0.50
Manhattan Associates, Inc.	1,498	216,970	9,457	1.04
ManpowerGroup, Inc.	245	29,133	264	0.03
Marathon Oil Corporation	17,157	233,678	4,275	0.47
Marathon Petroleum Corporation	(5,117)	309,169	16,312	1.80
MarketAxess Holdings, Inc.	224	103,844	6,701	0.74
Marriott International, Inc. Class A	303	41,366	(2,217)	(0.24)
Marriott Vacations Worldwide Corporation	508	80,924	(6,280)	(0.69)
Marsh & McLennan Cos., Inc.	(683)	96,084	(2,230)	(0.25)
Marvell Technology, Inc.	(11,451)	667,937	(89,470)	(9.85)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Masco Corporation	4,741	$ 279,292	$ 385	0.04%
Masimo Corporation	1,209	293,122	36,031	3.97
MasTec, Inc.	307	32,573	(4,478)	(0.49)
Mastercard, Inc. Class A	(377)	137,639	(175)	(0.02)
Match Group, Inc.	541	87,236	10,529	1.16
Mattel, Inc.	(9,066)	182,227	7,699	0.85
MAXIMUS, Inc.	2,927	257,488	(9,078)	(1.00)
McCormick & Co., Inc. (Non-Voting Shares)	(1,031)	91,058	(199)	(0.02)
McDonald’s Corporation	1,686	389,449	673	0.07
McKesson Corporation	74	14,152	2,449	0.27
MDU Resources Group, Inc.	6,161	193,086	(11,617)	(1.28)
Medallia, Inc.	(5,183)	174,926	(30,637)	(3.37)
Medical Properties Trust, Inc. REIT	(2,150)	43,215	2,163	0.24
Medpace Holdings, Inc.	(460)	81,250	(2,749)	(0.30)
MercadoLibre, Inc.	(90)	140,201	(21,706)	(2.39)
Mercury Systems, Inc.	4,566	302,634	784	0.09
MetLife, Inc.	(2,635)	157,705	12,721	1.40
Mettler-Toledo International, Inc.	249	344,950	28,907	3.18
MGIC Investment Corporation	(7,679)	104,434	7,982	0.88
Microchip Technology, Inc.	(2,255)	337,664	4,656	0.51
Micron Technology, Inc.	(2,462)	209,221	(15,566)	(1.71)
Microsoft Corporation	5,759	1,560,113	99,496	10.96
Mid-America Apartment Communities, Inc. REIT	(726)	122,273	192	0.02
Middleby Corporation (The)	(1,064)	184,349	(4,113)	(0.45)
Minerals Technologies, Inc.	(197)	15,498	927	0.10
MKS Instruments, Inc.	(100)	17,795	(822)	(0.09)
Moderna, Inc.	(162)	38,067	(2,843)	(0.31)
Mohawk Industries, Inc.	(1,375)	264,261	8,529	0.94
Molina Healthcare, Inc.	1,385	350,488	6,481	0.71
Mondelez International, Inc. Class A	3,025	188,881	(4,133)	(0.46)
Mongodb, Inc.	368	133,039	10,586	1.17
Monolithic Power Systems, Inc.	443	165,438	13,382	1.47
Monster Beverage Corporation	5,465	499,228	(10,392)	(1.14)
Moody’s Corporation	42	15,220	989	0.11
Morgan Stanley	(4,533)	415,631	4,428	0.49
Morningstar, Inc.	659	169,435	16,647	1.83
MSC Industrial Direct Co., Inc. Class A	893	80,129	(1,626)	(0.18)
MSCI, Inc.	(141)	75,164	(9,484)	(1.04)
Murphy Oil Corporation	(7,367)	171,504	1,394	0.15
Nasdaq, Inc.	781	137,300	4,120	0.45
National Fuel Gas Co.	768	40,128	(3,036)	(0.33)
National Retail Properties, Inc. REIT	11,801	553,231	(32,525)	(3.58)
Navient Corporation	(4,778)	92,359	(963)	(0.11)
NCR Corporation	(6,312)	287,890	15,138	1.67
Nektar Therapeutics	(6,589)	113,067	(2,310)	(0.25)
Neogen Corporation	462	21,270	529	0.06
Netflix, Inc.	463	244,561	19,601	2.16
NetScout Systems, Inc.	(958)	27,341	1,522	0.17
Neurocrine Biosciences, Inc.	2,812	273,664	(3,132)	(0.34)
New Jersey Resources Corporation	510	20,181	(1,800)	(0.20)
New Relic, Inc.	(3,385)	226,693	(3,563)	(0.39)
New York Community Bancorp, Inc.	3,409	37,567	(3,107)	(0.34)
New York Times Co. (The) Class A	5,535	241,049	9,104	1.00
Newell Brands, Inc.	(14,771)	405,759	7,546	0.83
News Corporation Class A	(13,256)	341,607	10,062	1.11

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Nexstar Media Group, Inc. Class A	3,693	$546,121	$ 3,589	0.40%
NextEra Energy, Inc.	(5,055)	370,430	(4,425)	(0.49)
Nielsen Holdings PLC	(11,372)	280,547	24,372	2.68
NIKE, Inc. Class B	1,265	195,430	25,228	2.78
NiSource, Inc.	(3,171)	77,690	3,549	0.39
Nordson Corporation	1,131	248,266	(2,960)	(0.33)
Nordstrom, Inc.	(3,085)	112,818	(4,657)	(0.51)
Norfolk Southern Corporation	(271)	71,926	2,048	0.23
Northern Trust Corporation	(978)	113,076	1,911	0.21
Northrop Grumman Corporation	1,183	429,938	(11,592)	(1.28)
NorthWestern Corporation	(155)	9,334	1,113	0.12
NortonLifeLock, Inc.	(2,866)	78,013	3,107	0.34
Norwegian Cruise Line Holdings, Ltd.	(10,640)	312,922	34,568	3.81
NOV, Inc.	(7,697)	117,918	14,388	1.58
Novocure, Ltd.	(535)	118,674	(5,317)	(0.59)
NRG Energy, Inc.	(2,453)	98,856	(8,909)	(0.98)
Nutanix, Inc. Class A	(2,482)	94,862	(8,989)	(0.99)
NuVasive, Inc.	(2,867)	194,325	(7,948)	(0.88)
nVent Electric PLC	(3,640)	113,714	4,473	0.49
NVIDIA Corporation	(770)	616,077	(78,972)	(8.70)
NVR, Inc.	7	34,813	1,258	0.14
NXP Semiconductor NV	3,750	771,450	31,087	3.42
Occidental Petroleum Corporation	(12,511)	391,219	(40,651)	(4.48)
OGE Energy Corporation	(7,400)	249,010	6,133	0.68
Old Dominion Freight Line, Inc.	2,799	710,386	11,037	1.22
Olin Corporation	(8,202)	379,425	14,227	1.57
Omega Healthcare Investors, Inc. REIT	604	21,919	(655)	(0.07)
Omnicom Group, Inc.	1,161	92,868	(3,562)	(0.39)
ON Semiconductor Corporation	(3,926)	150,287	(4,088)	(0.45)
ONE Gas, Inc.	(2,297)	170,254	5,828	0.64
OneMain Holdings, Inc.	4,786	286,729	53	0.01
ONEOK, Inc.	(217)	12,074	(174)	(0.02)
Oracle Corporation	9,322	725,624	(62,373)	(6.87)
Oshkosh Corporation	751	93,605	(3,549)	(0.39)
Otis Worldwide Corporation	3,840	313,997	3,878	0.43
Outfront Media, Inc.	(9,384)	225,498	7,499	0.83
Owens Corning	(199)	19,482	865	0.10
PACCAR, Inc.	1,366	121,916	(4,579)	(0.50)
PacWest Bancorp	(810)	33,340	2,833	0.31
PagerDuty, Inc.	(4,303)	183,222	(15,669)	(1.73)
Palo Alto Networks, Inc.	(793)	294,243	(14,808)	(1.63)
Papa John's International, Inc.	1,573	164,284	4,476	0.49
Paramount Group, Inc. REIT	(7,011)	70,601	9,874	1.09
Park Hotels & Resorts, Inc. REIT	(27,222)	561,045	20,396	2.25
Patterson Cos., Inc.	(430)	13,068	2,161	0.24
Paychex, Inc.	877	94,102	3,251	0.36
Paylocity Holding Corporation	(297)	56,668	(5,799)	(0.64)
PayPal Holdings, Inc.	(199)	58,005	(5,550)	(0.61)
Pebblebrook Hotel Trust REIT	(10,048)	236,630	4,478	0.49
Pegasystems, Inc.	(1,492)	207,671	(7,152)	(0.79)
Peloton Interactive, Inc. Class A	(1,171)	145,227	(19,970)	(2.20)
Penske Automotive Group, Inc.	(307)	23,175	1,083	0.12
Pentair PLC	3,233	218,195	(5,556)	(0.61)
Penumbra, Inc.	(556)	152,377	5,399	0.59
PerkinElmer, Inc.	961	148,388	12,486	1.37
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
PG&E Corporation	(34,806)	$353,977	$ 8,113	0.89%
Phillips 66	(3,183)	273,165	21,093	2.32
Physicians Realty Trust REIT	6,572	121,385	(5,602)	(0.62)
Pilgrim’s Pride Corporation	(6,221)	137,982	5,159	0.57
Pinnacle Financial Partners, Inc.	822	72,574	(1,661)	(0.18)
Pinnacle West Capital Corporation	2,490	204,105	(12,950)	(1.43)
Pinterest, Inc. Class A	2,654	209,533	34,028	3.75
Planet Fitness, Inc. Class A	(2,476)	186,319	2,309	0.25
Plug Power, Inc.	(7,772)	265,725	(19,339)	(2.13)
PNC Financial Services Group, Inc. (The)	(1,873)	357,293	44	0.00
Polaris, Inc.	697	95,461	8,930	0.98
Post Holdings, Inc.	(2,287)	248,071	11,975	1.32
PotlatchDeltic Corporation REIT	5,796	308,057	(9,471)	(1.04)
PPL Corporation	(6,128)	171,400	857	0.09
Premier, Inc. Class A	(1,011)	35,173	(590)	(0.06)
Principal Financial Group, Inc.	(1,740)	109,951	1,426	0.16
Prologis, Inc. REIT	(813)	97,178	2,172	0.24
Prosperity Bancshares, Inc.	3,888	279,158	(15,122)	(1.66)
Prudential Financial, Inc.	(896)	91,813	3,617	0.40
PS Business Parks, Inc. REIT	3,982	589,655	(45,479)	(5.01)
PTC, Inc.	(611)	86,310	(3,987)	(0.44)
Public Service Enterprise Group, Inc.	3,034	181,251	3,170	0.35
Public Storage REIT	1,296	389,694	10,298	1.13
PulteGroup, Inc.	2,392	130,531	(2,242)	(0.25)
PVH Corporation	(2,683)	288,664	8,736	0.96
Qorvo, Inc.	478	93,521	6,729	0.74
QUALCOMM, Inc.	2,454	350,750	24,522	2.70
Qualys, Inc.	3,232	325,430	(3,337)	(0.37)
Quanta Services, Inc.	2,219	200,975	(3,061)	(0.34)
Quest Diagnostics, Inc.	2,908	383,769	12,952	1.43
Quidel Corporation	1,731	221,776	27,153	2.99
Qurate Retail, Inc. Class A	(11,340)	148,441	5,325	0.59
R1 RCM, Inc.	(3,116)	69,300	59	0.01
Ralph Lauren Corporation	(1,840)	216,770	7,533	0.83
Raymond James Financial, Inc.	964	125,224	4,821	0.53
Rayonier, Inc. REIT	2,546	91,478	660	0.07
Raytheon Technologies Corporation	(3,060)	261,049	10,823	1.19
Realty Income Corporation REIT	3,081	205,626	(12,302)	(1.35)
Reata Pharmaceuticals, Inc. Class A	(1,173)	166,015	(158)	(0.02)
Regal Beloit Corporation	1,894	252,868	(8,972)	(0.99)
Regency Centers Corporation REIT	1,915	122,694	(6,311)	(0.69)
Regeneron Pharmaceuticals, Inc.	396	221,182	14,501	1.60
Regions Financial Corporation	638	12,875	(3,687)	(0.41)
Reinsurance Group of America, Inc.	(1,339)	152,646	14,518	1.60
Repligen Corporation	(789)	157,500	(10,570)	(1.16)
Republic Services, Inc.	933	102,639	595	0.07
ResMed, Inc.	(790)	194,751	(27,308)	(3.01)
RH	(101)	68,579	(4,355)	(0.48)
Ringcentral, Inc. Class A	(861)	250,189	(25,245)	(2.78)
Robert Half International, Inc.	4,123	366,823	(7,543)	(0.83)
Rockwell Automation, Inc.	876	250,554	5,988	0.66
Roku, Inc.	(156)	71,643	(18,661)	(2.05)
Rollins, Inc.	11,825	404,415	13,550	1.49
Roper Technologies, Inc.	(283)	133,067	(5,452)	(0.60)
Ross Stores, Inc.	(4,410)	546,840	(21,222)	(2.34)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Royal Caribbean Cruises, Ltd.	(3,499)	$298,395	$ 26,266	2.89%
Ryder System, Inc.	3,736	277,697	(18,861)	(2.08)
S&P Global, Inc.	311	127,650	8,021	0.88
Sabre Corporation	(32,846)	409,918	45,640	5.03
Sage Therapeutics, Inc.	3,589	203,891	(43,829)	(4.83)
Sailpoint Technologies Holdings, Inc.	(3,478)	177,621	(19,101)	(2.10)
salesforce.com, Inc.	(502)	122,624	(4,110)	(0.45)
Sanderson Farms, Inc.	2,808	527,820	68,907	7.59
SBA Communications Corporation REIT	294	93,698	574	0.06
Schlumberger NV	1,647	52,720	(6,308)	(0.69)
Schneider National, Inc. Class B	6,913	150,496	(10,773)	(1.19)
Science Applications International Corporation	(1,902)	166,862	7,338	0.81
Seagen, Inc.	2,091	330,127	4,748	0.52
SEI Investments Co.	6,711	415,881	(9,326)	(1.03)
Sempra Energy	848	112,343	(5,917)	(0.65)
Semtech Corporation	458	31,510	935	0.10
Sensata Technologies Holding PLC	(2,328)	134,954	3,767	0.41
Service Corporation International	3,307	177,222	1,343	0.15
Service Properties Trust	(1,169)	14,729	2,022	0.22
ServiceNow, Inc.	277	152,225	23,482	2.59
Signature Bank	(1,523)	374,125	4,038	0.44
Silicon Laboratories, Inc.	(641)	98,233	(12,208)	(1.34)
Simon Property Group, Inc. REIT	(1,750)	228,340	8,932	0.98
Simpson Manufacturing Co., Inc.	3,157	348,659	(420)	(0.05)
Sirius XM Holdings, Inc.	23,992	156,908	(7,458)	(0.82)
Six Flags Entertainment Corporation	(4,238)	183,421	3,342	0.37
Skyworks Solutions, Inc.	1,360	260,780	31,551	3.47
SL Green Realty Corporation REIT	(5,158)	412,640	9,668	1.06
Smartsheet, Inc. Class A	661	47,804	4,643	0.51
Snap, Inc. Class A	(354)	24,122	(1,597)	(0.18)
Snap-on, Inc.	956	213,599	(20,095)	(2.21)
SolarEdge Technologies, Inc.	(1,156)	319,484	(47,557)	(5.24)
Solarwinds Corporation	2,539	42,884	(158)	(0.02)
Southern Co. (The)	4,430	268,059	(13,857)	(1.53)
Southwest Airlines Co.	2,138	113,506	(11,411)	(1.26)
Southwest Gas Holdings, Inc.	(3,897)	257,942	3,966	0.44
Spirit AeroSystems Holdings, Inc. Class A	(5,677)	267,898	23,528	2.59
Spirit Realty Capital, Inc. REIT	608	29,087	(1,405)	(0.15)
Splunk, Inc.	(2,273)	328,630	(64,815)	(7.14)
Square, Inc. Class A	(468)	114,098	(15,724)	(1.73)
STAAR Surgical Co.	1,022	155,855	12,757	1.40
Starbucks Corporation	269	30,077	106	0.01
State Street Corporation	(3,074)	252,929	6,995	0.77
Steel Dynamics, Inc.	(412)	24,555	2,155	0.24
Stericycle, Inc.	(1,763)	126,143	4,950	0.55
Stifel Financial Corporation	9,787	634,785	868	0.10
STORE Capital Corporation REIT	(5,990)	206,715	9,468	1.04
Strategic Education, Inc.	(1,009)	76,745	(341)	(0.04)
Stryker Corporation	(948)	246,224	(3,671)	(0.40)
Sunrun, Inc.	(6,119)	341,318	(76,436)	(8.42)
SVB Financial Group	(293)	163,034	11,069	1.22
Switch, Inc. Class A	11,754	248,127	2,343	0.26
Synaptics, Inc.	(192)	29,871	(3,612)	(0.40)
Synchrony Financial	(6,095)	295,729	9,437	1.04
Syneos Health, Inc.	(1,773)	158,666	(11,157)	(1.23)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
SYNNEX Corporation	(293)	$ 35,676	$ 667	0.07%
Synopsys, Inc.	893	246,280	17,590	1.94
Synovus Financial Corporation	419	18,386	(2,590)	(0.29)
Sysco Corporation	(2,763)	214,823	4,716	0.52
T. Rowe Price Group, Inc.	2,254	446,224	12,213	1.34
Take-Two Interactive Software, Inc.	1,126	199,325	(7,423)	(0.82)
Tandem Diabetes Care, Inc.	(181)	17,629	(1,709)	(0.19)
Tapestry, Inc.	1,395	60,655	75	0.01
Targa Resources Corporation	489	21,736	(374)	(0.04)
Taylor Morrison Home Corporation Class A	(5,634)	148,850	11,995	1.32
TE Connectivity, Ltd.	(773)	104,517	367	0.04
TEGNA, Inc.	26,766	502,130	(8,819)	(0.97)
Teladoc Health, Inc.	(1,549)	257,583	(24,576)	(2.71)
Teledyne Technologies, Inc.	(356)	149,103	(26)	(0.00)
Teleflex, Inc.	(987)	396,567	(8,383)	(0.92)
Telephone & Data Systems, Inc.	(5,856)	132,697	20,486	2.26
Tempur Sealy International, Inc.	(4,758)	186,466	(1,101)	(0.12)
Tenet Healthcare Corporation	(2,397)	160,575	1,672	0.18
Teradata Corporation	3,386	169,198	7,497	0.83
Teradyne, Inc.	(78)	10,449	(1,747)	(0.19)
Terminix Global Holdings, Inc.	(2,286)	109,065	6,269	0.69
Tesla, Inc.	(27)	18,352	(2,185)	(0.24)
Tetra Tech, Inc.	1,030	125,701	(1,015)	(0.11)
Texas Capital Bancshares, Inc.	(2,724)	172,947	14,431	1.59
Texas Instruments, Inc.	2,248	432,290	13,098	1.44
Texas Roadhouse, Inc.	628	60,414	(2,394)	(0.26)
Textron, Inc.	(2,367)	162,779	675	0.07
T-Mobile US, Inc.	(1,527)	221,155	3,718	0.41
Toll Brothers, Inc.	3,882	224,418	(15,713)	(1.73)
TopBuild Corporation	256	50,632	752	0.08
Toro Co. (The)	2,015	221,408	7,575	0.83
Tradeweb Markets, Inc. Class A	(1,266)	107,053	(1,364)	(0.15)
Trane Technologies PLC	169	31,120	1,200	0.13
TransDigm Group, Inc.	(422)	273,156	7,042	0.78
Transunion	5,873	644,914	25,403	2.80
Travel + Leisure Co.	295	17,538	(2,496)	(0.27)
TreeHouse Foods, Inc.	(1,115)	49,640	3,501	0.39
Trex Co., Inc.	(714)	72,978	(3,137)	(0.35)
TRI Pointe Group, Inc.	1,014	21,730	(1,179)	(0.13)
Trinity Industries, Inc.	(12,345)	331,957	33,196	3.66
TripAdvisor, Inc.	(8,212)	330,944	20,682	2.28
Truist Financial Corporation	(1,145)	63,548	3,375	0.37
Twilio, Inc. Class A	(587)	231,372	(46,704)	(5.14)
Twitter, Inc.	(8,329)	573,118	(75,813)	(8.35)
Tyler Technologies, Inc.	26	11,762	936	0.10
Tyson Foods, Inc. Class A	2,773	204,536	(9,591)	(1.06)
U.S. Bancorp	(1,357)	77,308	3,844	0.42
Uber Technologies, Inc.	(9,704)	486,364	(9,527)	(1.05)
UDR, Inc. REIT	2,408	117,944	(1,686)	(0.19)
UGI Corporation	5,607	259,660	(7,490)	(0.82)
UMB Financial Corporation	3,548	330,177	(4,653)	(0.51)
Under Armour, Inc. Class A	3,885	82,168	(982)	(0.11)
Union Pacific Corporation	(181)	39,807	(333)	(0.04)
United Airlines Holdings, Inc.	(4,719)	246,757	22,273	2.45
United Bankshares, Inc.	(789)	28,799	(141)	(0.02)

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
United Parcel Service, Inc. Class B	1,099	$228,559	$ 7,567	0.83%
United Rentals, Inc.	(192)	61,250	(828)	(0.09)
United States Steel Corporation	(6,356)	152,544	21,350	2.35
United Therapeutics Corporation	404	72,482	1,874	0.21
UnitedHealth Group, Inc.	74	29,633	(3)	(0.00)
Univar Solutions, Inc.	(6,522)	159,006	20,669	2.28
Universal Display Corporation	3,972	883,095	27,141	2.99
Universal Health Services, Inc. Class B	(3,288)	481,462	41,937	4.62
Unum Group	(871)	24,736	2,234	0.25
Urban Outfitters, Inc.	(2,449)	100,948	(8,306)	(0.91)
US Foods Holding Corporation	(6,618)	253,866	4,028	0.44
Vail Resorts, Inc.	185	58,556	(640)	(0.07)
Valero Energy Corporation	(3,070)	239,706	11,811	1.30
Valley National Bancorp	5,447	73,153	(5,421)	(0.60)
Valmont Industries, Inc.	434	102,446	(1,423)	(0.16)
Veeva Systems, Inc. Class A	866	269,283	17,557	1.93
Ventas, Inc. REIT	(15,095)	861,924	9,495	1.05
VeriSign, Inc.	1,873	426,463	18,455	2.03
Verizon Communications, Inc.	4,459	249,838	(4,593)	(0.51)
Vertex Pharmaceuticals, Inc.	1,821	367,168	(21,773)	(2.40)
Vertiv Holdings Co.	(1,814)	49,522	(1,888)	(0.21)
VF Corporation	(3,395)	278,526	(12,488)	(1.37)
ViaSat, Inc.	(3,972)	197,964	3,290	0.36
Viatris, Inc.	(4,997)	71,407	5,794	0.64
Virtu Financial, Inc. Class A	7,118	196,670	(9,554)	(1.05)
Visa, Inc. Class A	1,653	386,504	2,446	0.27
Visteon Corporation	(590)	71,355	3,726	0.41
Vistra Corporation	(12,323)	228,592	(5,489)	(0.60)
VMware, Inc. Class A	574	91,823	(1,177)	(0.13)
Vornado Realty Trust REIT	(1,469)	68,558	5,198	0.57
Voya Financial, Inc.	1,735	106,703	(4,105)	(0.45)
W.R. Berkley Corporation	(1,763)	131,220	1,316	0.14
W.W. Grainger, Inc.	890	389,820	(18,340)	(2.02)
Walgreens Boots Alliance, Inc.	(3,465)	182,294	2,835	0.31
Walt Disney Co. (The)	(2,230)	391,967	589	0.06
Washington Federal, Inc.	3,517	111,770	(4,727)	(0.52)
Waste Connections, Inc.	(133)	15,884	114	0.01
Waste Management, Inc.	(74)	10,368	1,895	0.21
Waters Corporation	357	123,383	6,272	0.69
Watsco, Inc.	1,171	335,655	(2,618)	(0.29)
Webster Financial Corporation	(2,231)	119,002	8,719	0.96
WEC Energy Group, Inc.	(1,030)	91,619	4,076	0.45
Wells Fargo & Co.	(21,597)	978,128	13,302	1.46
Welltower, Inc. REIT	(5,971)	496,190	(23,560)	(2.59)
Wendy's Co. (The)	14,393	337,084	(25,514)	(2.81)
Werner Enterprises, Inc.	4,127	183,734	(4,976)	(0.55)
West Pharmaceutical Services, Inc.	507	182,064	11,726	1.29
Western Alliance Bancorp	(1,969)	182,822	14,091	1.55
Western Digital Corporation	(2,500)	177,925	9,219	1.02
Westinghouse Air Brake Technologies Corporation	(6,184)	508,943	(5,249)	(0.58)
Westrock Co.	(2,776)	147,739	10,266	1.13
WEX, Inc.	(1,832)	355,225	14,552	1.60
Weyerhaeuser Co. REIT	4,659	160,363	(12,277)	(1.35)
Whirlpool Corporation	622	135,608	(7,407)	(0.82)
Williams Cos., Inc. (The)	4,557	120,988	(6,592)	(0.73)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Wingstop, Inc.	2,511	$ 395,809	$ 27,797	3.06%
Wintrust Financial Corporation	2,873	217,285	(16,692)	(1.84)
Woodward, Inc.	3,984	489,554	(579)	(0.06)
Workday, Inc. Class A	1,689	403,232	22,383	2.46
World Fuel Services Corporation	10,492	332,911	(32,624)	(3.59)
World Wrestling Entertainment, Inc. Class A	4,006	231,907	(25,642)	(2.82)
Worthington Industries, Inc.	(270)	16,519	(389)	(0.04)
WP Carey, Inc. REIT	1,349	100,662	(3,265)	(0.36)
Wyndham Hotels & Resorts, Inc.	4,560	329,642	(15,399)	(1.70)
Xcel Energy, Inc.	(2,231)	146,978	13,910	1.53
Xerox Holdings Corporation	(7,030)	165,135	10,400	1.15
XPO Logistics, Inc.	(1,510)	211,234	6,033	0.66
Xylem, Inc.	(83)	9,957	59	0.01
Yelp, Inc.	2,442	97,582	(2,498)	(0.27)
YETI Holdings, Inc.	2,801	257,188	(7,796)	(0.86)
Yum! Brands, Inc.	2,723	313,227	(7,193)	(0.79)
Zendesk, Inc.	(803)	115,905	(6,300)	(0.69)
Zillow Group, Inc. Class C	(1,235)	150,942	(13,367)	(1.47)
Zimmer Biomet Holdings, Inc.	(3,090)	496,934	(9,032)	(0.99)
Zions Bancorp NA	4,319	228,302	(16,270)	(1.79)
Zoetis, Inc.	1,293	240,963	12,472	1.37
Zoom Video Communications, Inc. Class A	341	131,977	18,193	2.00
Zscaler, Inc.	(190)	41,051	(3,816)	(0.42)
Zynga, Inc. Class A	(4,823)	51,268	(1,545)	(0.17)
		$178,978,646	$908,213	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 165,282	$ —	$ —	$165,282
Other ^^	24,795,641	24,795,641	—	—
Total Common Stocks	24,960,923	24,795,641	—	165,282
Corporate Bonds	48,664,413	—	48,664,413	—
Foreign Bonds	4,301,919	—	4,301,919	—
Foreign Common Stocks	318,523	318,523	—	—
Foreign Preferred Stocks	630,716	630,716	—	—
Money Market Funds	114,575,708	114,575,708	—	—
Mortgage-Backed Securities	17,675,932	—	17,675,932	—
Mutual Funds	1,341,926	1,341,926	—	—
Preferred Stocks:
Consumer Staples	406,805	406,805	—	—
Financials	4,025,956	2,717,560	1,308,396	—
Other ^^	824,891	—	824,891	—
Total Preferred Stocks	5,257,652	3,124,365	2,133,287	—
Purchased Options:
Put Swaptions	54,453	54,453	—	—
Rights	7,010	—	—	7,010
U.S. Treasury Obligations	99,235,954	—	99,235,954	—
Total Assets - Investments in Securities	$317,025,129	$144,841,332	$172,011,505	$172,292
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 892,528	$ —	$ 892,528	$ —
Futures Contracts	2,087,630	2,087,630	—	—
Swap Agreements	2,741,897	—	2,741,897	—
Total Assets - Other Financial Instruments	$ 5,722,055	$ 2,087,630	$ 3,634,425	$ —
Assets:
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(20,312,683)	$(20,312,683)	$ —	$ —
Foreign Common Stocks Sold Short	(793,088)	(793,088)	—	—
Written Options:
Call Options	(93,781)	(93,781)	—	—
Call Swaption	(67,475)	(67,475)	—	—
Put Swaptions	(43,791)	(43,791)	—	—
Total Written Options	(205,047)	(205,047)	—	—
Total Liabilities - Investments in Securities	$(21,310,818)	$(21,310,818)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (1,187,492)	$ —	$(1,187,492)	$ —
Futures Contracts	(35,929)	(35,929)	—	—
Swap Agreements	(2,543,935)	—	(2,543,935)	—
Total Liabilities - Other Financial Instruments	$ (3,767,356)	$ (35,929)	$(3,731,427)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended June 30, 2021.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	June 30, 2021 (Unaudited)
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$303,947,363
Investments in securities of affiliated issuers, at value	13,077,766
Total investments, at value(1)	317,025,129
Cash	21,486,069
Cash collateral for derivatives	13,082,752
Deposits with broker for futures contracts	8,033,191
Foreign currency(2)	8,260
Upfront premiums paid from swap agreements	3,285,193
Receivables:
Dividends and reclaims	37,289
Interest	335,417
Investment securities sold	2,797,987
Fund shares sold	10,137
Variation margin on centrally cleared swaps	100,011
Variation margin on futures contracts	214,061
Unrealized appreciation on foreign currency exchange contracts	892,528
Unrealized appreciation on swap agreements	908,213
Prepaid expenses and other assets	40,297
Total Assets	368,256,534
Liabilities
Securities sold short, at value	21,105,771
Options written, at value(3)	205,047
Upfront premiums received from swap agreements	2,199,914
Unrealized depreciation on foreign currency exchange contracts	1,187,492
Collateral from counterparty	3,723,946
Due to broker	190,000
Payables:
Investment securities purchased	13,947,452
Dividends on short sales	2,909
Fund shares redeemed	37,097
Accrued expenses:
Investment advisory fees	265,537
Shareholder servicing fees	7,472
Trustee fees	1,495
Other expenses	159,348
Total Liabilities	43,033,480
Net Assets	$325,223,054
Net Assets Consist of:
Paid-in-capital	$326,405,915
Distributable earnings (loss)	(1,182,861)
Net Assets	$325,223,054
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$288,834,671
Institutional shares outstanding	28,807,390
Net asset value, offering and redemption price per Institutional share	$ 10.03
Net assets applicable to the Investor Class	$ 36,388,383
Investor shares outstanding	3,650,320
Net asset value, offering and redemption price per Investor share	$ 9.97

(1)Investments in securities of unaffiliated issuers, at cost	$302,950,335
Investments in securities of affiliated issuers, at cost	13,077,766
Total investments, at cost	$316,028,101
(2)Foreign currency, at cost	$ 8,221
(3)Proceeds from securities sold short	$ 20,011,746
(3)Premiums received on options written	$ 279,672
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Six Months Ended June 30, 2021 (Unaudited)
Strategic Alternatives Fund
Investment Income
Dividends	$ 63,444
Income distributions received from affiliated funds	1,063
Interest	1,563,586
Less foreign taxes withheld	(201)
Total Investment Income	1,627,892
Expenses
Investment advisory fees	1,354,509
Transfer agent fees:
Institutional shares	2,217
Investor shares	7,282
Custodian fees	124,549
Shareholder servicing fees:
Investor shares	47,823
Accounting and administration fees	31,444
Professional fees	45,455
Shareholder reporting fees:
Institutional shares	267
Investor shares	2,152
Trustees expenses	1,469
Line of credit facility fees	643
Dividends on securities sold short	8,398
Other expenses	40,328
Total Expenses	1,666,536
Net Investment Loss	(38,644)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,345,550
Investment securities sold short	(16,274)
Futures transactions	228,783
Swap agreements	(1,619,476)
Option contracts written	1,846,443
Option contracts purchased	(27,108)
Forward foreign currency contracts	154,115
Foreign currency	441,769
Net realized gain	3,353,802
Net change in unrealized appreciation (depreciation) on:
Investment securities	(1,763,725)
Investment securities sold short	(1,094,025)
Futures	2,400,372
Swap agreements	(62,015)
Option contracts written	(117,815)
Option contracts purchased	(56,233)
Forward foreign currency contracts	(352,306)
Non-deliverable bond forward contracts	(29,258)
Foreign currency	4,806
Net change in unrealized appreciation (depreciation)	(1,070,199)
Net Realized and Unrealized Gain	2,283,603
Net Increase in Net Assets Resulting from Operations	$ 2,244,959

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Six Months Ended	For the Year Ended
	06/30/21	12/31/20
	(Unaudited)
Operations:
Net investment income (loss)	$ (38,644)	$ 2,905,432
Net realized gain (loss) on investment securities, foreign currency and derivatives	3,353,802	(3,833,145)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(1,070,199)	(533,047)
Net increase (decrease) in net assets resulting from operations	2,244,959	(1,460,760)
Distributions to Shareholders:
Institutional shares	—	(4,362,601)
Investor shares	—	(710,735)
Total distributions	—	(5,073,336)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	19,460,644	34,762,066
Investor shares	2,830,667	13,672,247
Reinvestment of dividends and distributions
Institutional shares	—	4,362,239
Investor shares	—	710,466
Total proceeds from shares sold and reinvested	22,291,311	53,507,018
Value of shares redeemed
Institutional shares	(19,724,346)	(76,935,331)
Investor shares	(12,365,835)	(23,353,274)
Total value of shares redeemed	(32,090,181)	(100,288,605)
Net decrease from capital share transactions(1)	(9,798,870)	(46,781,587)
Total decrease in net assets	(7,553,911)	(53,315,683)
Net Assets:
Beginning of Period	332,776,965	386,092,648
End of Period	$325,223,054	$ 332,776,965

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Unaudited)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2021(1)	$ 9.96	$ —†	$ 0.07	$ 0.07	$ —	$ —	$ —	$10.03	0.70%	$288,835	0.99%(2)	0.99%(2)	0.01%	244%
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(2)	1.10(2)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(2)	1.12(2)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(2)	1.02(2)	1.96	172
2017(3)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(2)	1.28(2)	0.69	88
Investor Class
2021(1)	$ 9.92	$(0.01)	$ 0.06	$ 0.05	$ —	$ —	$ —	$ 9.97	0.50%	$ 36,388	1.32%(2)	1.32%(2)	(0.30)%	244%
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(2)	1.36(2)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(2)	1.46(2)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(2)	1.37(2)	1.65	172
2017(3)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(2)	1.65(2)	0.25	88

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the six months ended June 30, 2021, all ratios have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10%, 0.11% and 0.00% for the period ended December 31, 2017 and for the years 2018, 2019, 2020 and for the six months ended June 30, 2021.
(3)	Inception date was June 30, 2017. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Impact Fund was launched on January 29, 2021, and is referred to as the "Impact Fund."
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issues the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Impact Fund and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund, and Global Impact Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund and Global Impact Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, the Impact Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At June 30, 2021, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 80,000,000	$ (80,000,000)	$ —	$ —
BNP Paribas	52,000,000	(52,000,000)	—	—
Citigroup Global Markets, Inc.	80,000,000	(80,000,000)	—	—
Goldman Sachs & Co.	80,000,000	(80,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	30,000,000	(30,000,000)	—	—
Mizuho Securities USA, Inc.	80,000,000	(80,000,000)	—	—
Natixis S.A.	69,000,000	(69,000,000)	—	—
TD Securities USA LLC	80,000,000	(80,000,000)	—	—
Total Repurchase Agreements	$ 551,000,000	$ (551,000,000)	$ —	$ —
Low-Duration Bond
Deutsche Bank Securities, Inc.	$ 38,400,000	$ (38,400,000)	$ —	$ —
JP Morgan Securities LLC	38,300,000	(38,300,000)	—	—
Total Repurchase Agreements	$ 76,700,000	$ (76,700,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 158,000,000	$ (158,000,000)	$ —	$ —
Deutsche Bank Securities, Inc.	77,500,000	(77,500,000)	—	—
JP Morgan Securities LLC	80,500,000	(80,500,000)	—	—
Total Repurchase Agreements	$ 316,000,000	$ (316,000,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of June 30, 2021.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds, Strategic Alternatives Fund, and Global Impact Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At June 30, 2021, the values of securities sold short in the International Equity Fund and the Strategic Alternatives Fund amounted to $1,845,901 and $21,105,771, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, the Impact Fund, the Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the period ended June 30, 2021, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At June 30, 2021, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ 453	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	453	—
Derivatives not subject to an ISDA MA or similar agreement	453	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ —	$ 5,715
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,715
Derivatives not subject to an ISDA MA or similar agreement	—	5,715
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ —	$ 25,954
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	25,954
Derivatives not subject to an ISDA MA or similar agreement	—	25,954
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ —	$ 32,238
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	32,238
Derivatives not subject to an ISDA MA or similar agreement	—	32,238
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ —	$ 13,244
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	13,244
Derivatives not subject to an ISDA MA or similar agreement	—	13,244
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 3,563
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,563
Derivatives not subject to an ISDA MA or similar agreement	—	3,563
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 10,739
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,739
Derivatives not subject to an ISDA MA or similar agreement	—	10,739
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 43,704
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	43,704
Derivatives not subject to an ISDA MA or similar agreement	—	43,704
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 64,660
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	64,660
Derivatives not subject to an ISDA MA or similar agreement	—	64,660
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 134,030
Forward foreign currency contracts	2,122,962	41,094
Options	—	31,444
Swap agreements	—	3,477
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,122,962	210,045
Derivatives not subject to an ISDA MA or similar agreement	—	134,030
Total assets and liabilities subject to an ISDA MA	$ 2,122,962	$ 76,015
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 571,270	$ —
Forward foreign currency contracts	3,426,871	1,004,780
Options	289,920	437,891
Centrally cleared swaps	—	843,372
Swap agreements	5,156	5,353
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,293,217	2,291,396
Derivatives not subject to an ISDA MA or similar agreement	861,190	1,281,263
Total assets and liabilities subject to an ISDA MA	$ 3,432,027	$ 1,010,133

Fund	Assets	Liabilities
Global Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 74,195
Forward foreign currency contracts	8,050,217	7,841,301
Options	1,008	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,051,225	7,915,496
Derivatives not subject to an ISDA MA or similar agreement	1,008	74,195
Total assets and liabilities subject to an ISDA MA	$ 8,050,217	$ 7,841,301
Defensive Market Strategies®
Derivative Financial Instruments:
Forward foreign currency contracts	$ 174,091	$ 2,271
Options	—	482,758
Total derivative assets and liabilities in the Statements of Assets and Liabilities	174,091	485,029
Derivatives not subject to an ISDA MA or similar agreement	174,091	485,029
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Global Impact Fund
Derivative Financial Instruments:
Futures contracts	$ —	$ 34,788
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	34,788
Derivatives not subject to an ISDA MA or similar agreement	—	34,788
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 103,950	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	103,950	—
Derivatives not subject to an ISDA MA or similar agreement	103,950	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 71,940	$ —
Forward foreign currency contracts	246,077	7,593
Total derivative assets and liabilities in the Statements of Assets and Liabilities	318,017	7,593
Derivatives not subject to an ISDA MA or similar agreement	318,017	7,593
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 115,170	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	115,170	—
Derivatives not subject to an ISDA MA or similar agreement	115,170	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 38,080	$ —
Forward foreign currency contracts	4,930	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	43,010	—
Derivatives not subject to an ISDA MA or similar agreement	43,010	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 285,690
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	285,690
Derivatives not subject to an ISDA MA or similar agreement	—	285,690
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 433,842
Forward foreign currency contracts	5,437,485	7,197,321
Swap agreements	1,709,117	842,975
Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,146,602	8,474,138
Derivatives not subject to an ISDA MA or similar agreement	—	433,842
Total assets and liabilities subject to an ISDA MA	$ 7,146,602	$ 8,040,296
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 509,012
Forward foreign currency contracts	5,242,369	2,833,418
Swap agreements	1,434,651	301,187
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,677,020	3,643,617
Derivatives not subject to an ISDA MA or similar agreement	—	509,012
Total assets and liabilities subject to an ISDA MA	$ 6,677,020	$ 3,134,605
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 11,521	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	11,521	—
Derivatives not subject to an ISDA MA or similar agreement	11,521	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ 214,061	$ —
Forward foreign currency contracts	892,528	1,187,492
Options	54,453	205,047
Centrally cleared swaps	100,011	—
Swap agreements	908,213	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,169,266	1,392,539
Derivatives not subject to an ISDA MA or similar agreement	314,072	93,781
Total assets and liabilities subject to an ISDA MA	$ 1,855,194	$ 1,298,758
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At June 30, 2021, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 414,482	$ (3,477)	$ 411,005	$ 3,477	$ 414,482
Sub-adviser B
Other Counterparties*	1,686,377	(72,538)	1,613,839	(1,200,000)	413,839
Sub-adviser C
Other Counterparties*	22,103	—	22,103	—	22,103
Total Derivatives	$2,122,962	$ (76,015)	$ 2,046,947	$(1,196,523)	$ 850,424
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 753,416	$ (469,157)	$ 284,259	$ —	$ 284,259
Sub-adviser B
Other Counterparties*	1,554,035	(168,335)	1,385,700	(1,051,374)	334,326
Sub-adviser C
Other Counterparties*	1,124,576	(372,641)	751,935	(547,113)	204,822
Total Derivatives	$3,432,027	$(1,010,133)	$ 2,421,894	$(1,598,487)	$ 823,407
Global Bond
Sub-adviser A
Other Counterparties*	$1,016,599	$(1,355,888)	$ (339,289)	$ 180,000	$(159,289)
Sub-adviser B
SC	1,027,083	(2,900,301)	(1,873,218)	1,250,000	(623,218)
SS	4,412,477	(1,369,211)	3,043,266	(2,120,000)	923,266
Other Counterparties*	1,594,058	(2,215,901)	(621,843)	458,188	(163,655)
	7,033,618	(6,485,413)	548,205	(411,812)	136,393
Total Derivatives	$8,050,217	$(7,841,301)	$ 208,916	$ (231,812)	$ (22,896)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
International Equity
Sub-adviser A
Other Counterparties*	$7,083,853	$(8,040,296)	$ (956,443)	$ 1,526,091	$ 569,648
Sub-adviser B
Other Counterparties*	62,749	—	62,749	—	62,749
Total Derivatives	$7,146,602	$(8,040,296)	$ (893,694)	$ 1,526,091	$ 632,397
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$6,677,020	$(2,731,868)	$3,945,152	$(3,861,470)	$ 83,682
Sub-adviser B
Other Counterparties*	—	(402,737)	(402,737)	—	(402,737)
Total Derivatives	$6,677,020	$(3,134,605)	$3,542,415	$(3,861,470)	$(319,055)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$ 946,981	$(1,298,758)	$ (351,777)	$ 377,042	$ 25,265
Sub-adviser E
Other Counterparties*	908,213	—	908,213	(908,213)	—
Total Derivatives	$1,855,194	$(1,298,758)	$ 556,436	$ (531,171)	$ 25,265
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unrealized gain on non-deliverable bond forward contracts	Unrealized loss on non-deliverable bond forwards contracts
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until June 30, 2021.
Asset Derivative Value
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 35,534	$ 8,701	$ —	$ —	$ 26,833
MyDestination 2025
Futures	$ 145,683	$ 48,752	$ —	$ —	$ 96,931
MyDestination 2035
Futures	$ 229,654	$ 52,413	$ —	$ —	$ 177,241
MyDestination 2045
Futures	$ 169,986	$ 17,930	$ —	$ —	$ 152,056
MyDestination 2055
Futures	$ 60,254	$ 5,220	$ —	$ —	$ 55,034
Conservative Allocation
Futures	$ 16,119	$ —	$ —	$ —	$ 16,119
Balanced Allocation
Futures	$ 340,733	$ 161,843	$ —	$ —	$ 178,890
Growth Allocation
Futures	$ 288,175	$ 63,644	$ —	$ —	$ 224,531
Aggressive Allocation
Futures	$ 238,981	$ —	$ —	$ —	$ 238,981
Low-Duration Bond
Forwards	$ 2,122,962	$ —	$ 2,122,962	$ —	$ —
Futures	230,070	230,070	—	—	—
Swaps	143,498	419	—	143,079	—
Totals	$ 2,496,530	$ 230,489	$ 2,122,962	$ 143,079	$ —
Medium-Duration Bond
Forwards	$ 3,426,871	$ —	$ 3,426,871	$ —	$ —
Futures	2,791,382	2,791,382	—	—	—
Purchased Options	289,920	273,376	16,544	—	—
Swaps	9,430,833	8,524,247	—	906,586	—
Totals	$ 15,939,006	$ 11,589,005	$ 3,443,415	$ 906,586	$ —
Global Bond
Forwards	$ 8,050,217	$ —	$ 8,050,217	$ —	$ —
Futures	291,053	291,053	—	—	—
Purchased Options	1,008	1,008	—	—	—
Totals	$ 8,342,278	$ 292,061	$ 8,050,217	$ —	$ —
Defensive Market Strategies®
Forwards	$ 174,091	$ —	$ 174,091	$ —	$ —

	Asset Derivative Value
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Impact Fund
Futures	$ 261,413	$ 257,442	$ —	$ —	$ 3,971
Equity Index
Futures	$ 913,639	$ —	$ —	$ —	$ 913,639
Value Equity
Forwards	$ 246,077	$ —	$ 246,077	$ —	$ —
Futures	557,568	—	—	—	557,568
Totals	$ 803,645	$ —	$ 246,077	$ —	$ 557,568
Growth Equity
Futures	$ 1,022,601	$ —	$ —	$ —	$ 1,022,601
Small Cap Equity
Forwards	$ 4,930	$ —	$ 4,930	$ —	$ —
International Equity
Forwards	$ 5,437,485	$ —	$ 5,437,485	$ —	$ —
Futures	1,754,653	—	—	—	1,754,653
Swaps	1,709,117	—	—	—	1,709,117
Totals	$ 8,901,255	$ —	$ 5,437,485	$ —	$ 3,463,770
Emerging Markets Equity
Forwards	$ 5,242,369	$ —	$ 5,242,369	$ —	$ —
Futures	311,048	—	—	—	311,048
Swaps	1,434,651	—	—	—	1,434,651
Totals	$ 6,988,068	$ —	$ 5,242,369	$ —	$ 1,745,699
Strategic Alternatives
Forwards	$ 892,528	$ —	$ 892,528	$ —	$ —
Futures	2,087,630	36,610	1,459,596	—	591,424
Purchased Options	54,453	54,453	—	—	—
Swaps	2,741,897	1,833,684	—	—	908,213
Totals	$ 5,776,508	$ 1,924,747	$ 2,352,124	$ —	$ 1,499,637

Liabilities Derivative Value
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 25,238	$ —	$ —	$ —	$ 25,238
MyDestination 2025
Futures	$ 96,012	$ —	$ —	$ —	$ 96,012
MyDestination 2035
Futures	$ 175,039	$ —	$ —	$ —	$ 175,039
MyDestination 2045
Futures	$ 149,570	$ —	$ —	$ —	$ 149,570

	Liabilities Derivative Value
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2055
Futures	$ 49,952	$ —	$ —	$ —	$ 49,952
Conservative Allocation
Futures	$ 19,257	$ 8,034	$ —	$ —	$ 11,223
Balanced Allocation
Futures	$ 178,720	$ 14,341	$ —	$ —	$ 164,379
Growth Allocation
Futures	$ 206,316	$ 6,405	$ —	$ —	$ 199,911
Aggressive Allocation
Futures	$ 211,076	$ —	$ —	$ —	$ 211,076
Low-Duration Bond
Forwards	$ 41,094	$ —	$ 41,094	$ —	$ —
Futures	1,447,076	1,447,076	—	—	—
Written Options	31,444	16,084	—	15,360	—
Swaps	47,828	20,306	—	27,522	—
Totals	$ 1,567,442	$ 1,483,466	$ 41,094	$ 42,882	$ —
Medium-Duration Bond
Forwards	$ 1,004,780	$ —	$ 1,004,780	$ —	$ —
Futures	2,695,687	2,695,687	—	—	—
Written Options	437,891	437,891	—	—	—
Swaps	6,283,132	6,259,173	—	23,959	—
Totals	$ 10,421,490	$ 9,392,751	$ 1,004,780	$ 23,959	$ —
Global Bond
Forwards	$ 7,841,301	$ —	$ 7,841,301	$ —	$ —
Futures	917,924	917,924	—	—	—
Swaps	177,039	—	—	177,039	—
Totals	$ 8,936,264	$ 917,924	$ 7,841,301	$ 177,039	$ —
Defensive Market Strategies®
Forwards	$ 2,271	$ —	$ 2,271	$ —	$ —
Written Options	482,758	—	—	—	482,758
Totals	$ 485,029	$ —	$ 2,271	$ —	$ 482,758
Global Impact Fund
Futures	$ 216,207	$ 58,992	$ 12,642	$ —	$ 144,573
Value Equity
Forwards	$ 7,593	$ —	$ 7,593	$ —	$ —
Small Cap Equity
Futures	$ 192,268	$ —	$ —	$ —	$ 192,268
International Equity Index
Futures	$ 952,669	$ —	$ —	$ —	$ 952,669

	Liabilities Derivative Value
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ 7,197,321	$ —	$ 7,197,321	$ —	$ —
Futures	2,503,054	—	—	—	2,503,054
Swaps	842,975	—	—	—	842,975
Totals	$ 10,543,350	$ —	$ 7,197,321	$ —	$ 3,346,029
Emerging Markets Equity
Forwards	$ 2,833,418	$ —	$ 2,833,418	$ —	$ —
Futures	142,262	—	—	—	142,262
Swaps	301,187	—	—	—	301,187
Totals	$ 3,276,867	$ —	$ 2,833,418	$ —	$ 443,449
Global Real Estate Securities
Futures	$ 103,971	$ —	$ —	$ —	$ 103,971
Strategic Alternatives
Forwards	$ 1,187,492	$ —	$ 1,187,492	$ —	$ —
Futures	35,929	35,929	—	—	—
Written Options	205,047	111,266	—	—	93,781
Swaps	2,543,935	2,543,935	—	—	—
Totals	$ 3,972,403	$ 2,691,130	$ 1,187,492	$ —	$ 93,781

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Non-deliverable bond forward contracts
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 323,445	$ (110,772)	$ —	$ —	$ 434,217
MyDestination 2025
Futures	$ 1,397,322	$ (327,497)	$ —	$ —	$ 1,724,819
MyDestination 2035
Futures	$ 2,471,676	$ (236,954)	$ —	$ —	$ 2,708,630
MyDestination 2045
Futures	$ 2,266,991	$ (85,267)	$ —	$ —	$ 2,352,258
MyDestination 2055
Futures	$ 878,857	$ (22,469)	$ —	$ —	$ 901,326
Conservative Allocation
Futures	$ 309,487	$ (5,640)	$ —	$ —	$ 315,127
Balanced Allocation
Futures	$ 1,126,433	$ (515,977)	$ —	$ —	$ 1,642,410
Growth Allocation
Futures	$ 2,327,319	$ (198,825)	$ —	$ —	$ 2,526,144
Aggressive Allocation
Futures	$ 3,420,334	$ —	$ —	$ —	$ 3,420,334
Low-Duration Bond
Forwards	$ (3,205,290)	$ —	$ (3,205,290)	$ —	$ —
Futures	1,583,242	1,583,242	—	—	—
Purchased Options	(8,539)	(8,539)	—	—	—
Swaps	(75,306)	125,759	—	(201,065)	—
Written Options	126,554	122,074	—	4,480	—
Totals	$ (1,579,339)	$ 1,822,536	$ (3,205,290)	$ (196,585)	$ —
Medium-Duration Bond
Forwards	$ (751,306)	$ —	$ (751,306)	$ —	$ —
Futures	(8,425,804)	(8,425,804)	—	—	—
Purchased Options	(1,527,369)	(1,542,437)	15,068	—	—
Swaps	(312,724)	(1,477,937)	—	1,165,213	—
Written Options	2,076,059	2,072,986	3,073	—	—
Totals	$ (8,941,144)	$ (9,373,192)	$ (733,165)	$ 1,165,213	$ —
Global Bond
Forwards	$ (5,585,977)	$ —	$ (5,585,977)	$ —	$ —
Futures	3,708,168	3,708,168	—	—	—
Purchased Options	(208,315)	(208,315)	—	—	—
Swaps	(291,474)	—	—	(291,474)	—
Totals	$ (2,377,598)	$ 3,499,853	$ (5,585,977)	$ (291,474)	$ —

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Defensive Market Strategies®
Forwards	$ 1,223,817	$ —	$ 1,223,817	$ —	$ —
Written Options	11,777,014	—	—	—	11,777,014
Totals	$ 13,000,831	$ —	$ 1,223,817	$ —	$ 11,777,014
Global Impact Fund
Futures	$ 713,364	$ (15,309)	$ 28,561	$ —	$ 700,112
Equity Index
Futures	$ 8,103,989	$ —	$ —	$ —	$ 8,103,989
Value Equity
Forwards	$ 618,921	$ —	$ 618,921	$ —	$ —
Futures	5,783,505	—	—	—	5,783,505
Totals	$ 6,402,426	$ —	$ 618,921	$ —	$ 5,783,505
Growth Equity
Futures	$ 9,684,128	$ —	$ —	$ —	$ 9,684,128
Small Cap Equity
Forwards	$ 26,045	$ —	$ 26,045	$ —	$ —
Futures	4,848,858	—	—	—	4,848,858
Totals	$ 4,874,903	$ —	$ 26,045	$ —	$ 4,848,858
International Equity Index
Futures	$ 4,874,947	$ —	$ —	$ —	$ 4,874,947
International Equity
Forwards	$ 1,215,601	$ —	$ 1,215,601	$ —	$ —
Futures	9,110,490	—	—	—	9,110,490
Swaps	5,977,671	—	—	—	5,977,671
Totals	$ 16,303,762	$ —	$ 1,215,601	$ —	$ 15,088,161
Emerging Markets Equity
Forwards	$ 1,530,232	$ —	$ 1,530,232	$ —	$ —
Futures	7,256,488	—	—	—	7,256,488
Swaps	2,727,477	—	—	—	2,727,477
Totals	$ 11,514,197	$ —	$ 1,530,232	$ —	$ 9,983,965
Global Real Estate Securities
Forwards	$ 268	$ —	$ 268	$ —	$ —
Futures	1,691,122	—	—	—	1,691,122
Totals	$ 1,691,390	$ —	$ 268	$ —	$ 1,691,122

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ 154,115	$ —	$ 154,115	$ —	$ —
Futures	228,783	(97,672)	3,042	—	323,413
Purchased Options	(27,108)	(27,108)	—	—	—
Swaps	(1,619,476)	(103,933)	—	—	(1,515,543)
Written Options	1,846,443	395,928	—	—	1,450,515
Totals	$ 582,757	$ 167,215	$ 157,157	$ —	$ 258,385

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (41,359)	$ 2,343	$ —	$ —	$ (43,702)
MyDestination 2025
Futures	$ (172,972)	$ 31,597	$ —	$ —	$ (204,569)
MyDestination 2035
Futures	$ (263,518)	$ 46,565	$ —	$ —	$ (310,083)
MyDestination 2045
Futures	$ (257,739)	$ 15,676	$ —	$ —	$ (273,415)
MyDestination 2055
Futures	$ (103,918)	$ 4,388	$ —	$ —	$ (108,306)
Conservative Allocation
Futures	$ (43,607)	$ (9,312)	$ —	$ —	$ (34,295)
Balanced Allocation
Futures	$ (193,823)	$ 159,464	$ —	$ —	$ (353,287)
Growth Allocation
Futures	$ (293,911)	$ 57,853	$ —	$ —	$ (351,764)
Aggressive Allocation
Futures	$ (304,339)	$ —	$ —	$ —	$ (304,339)
Low-Duration Bond
Forwards	$ 4,140,152	$ —	$ 4,140,152	$ —	$ —
Futures	(1,442,502)	(1,442,502)	—	—	—
Purchased Options	1,458	1,458	—	—	—
Swaps	1,142,134	1,273,818	—	(131,684)	—
Written Options	8,007	6,661	—	1,346	—
Totals	$ 3,849,249	$ (160,565)	$ 4,140,152	$ (130,338)	$ —

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 3,831,303	$ —	$ 3,831,303	$ —	$ —
Futures	924,191	1,058,325	(134,134)	—	—
Purchased Options	(254,769)	21,657	(276,426)	—	—
Swaps	(663,511)	(666,832)	—	3,321	—
Written Options	(223,735)	(223,735)	—	—	—
Totals	$ 3,613,479	$ 189,415	$ 3,420,743	$ 3,321	$ —
Global Bond
Forwards	$ 2,653,706	$ —	$ 2,653,706	$ —	$ —
Futures	(831,114)	(831,114)	—	—	—
Purchased Options	(827)	(827)	—	—	—
Swaps	(177,039)	—	—	(177,039)	—
Totals	$ 1,644,726	$ (831,941)	$ 2,653,706	$ (177,039)	$ —
Defensive Market Strategies®
Forwards	$ 145,823	$ —	$ 145,823	$ —	$ —
Written Options	(210,076)	—	—	—	(210,076)
Totals	$ (64,253)	$ —	$ 145,823	$ —	$ (210,076)
Global Impact Fund
Futures	$ 45,206	$ 198,450	$ (12,642)	$ —	$ (140,602)
Equity Index
Futures	$ (66,071)	$ —	$ —	$ —	$ (66,071)
Value Equity
Forwards	$ 474,075	$ —	$ 474,075	$ —	$ —
Futures	124,733	—	—	—	124,733
Totals	$ 598,808	$ —	$ 474,075	$ —	$ 124,733
Growth Equity
Futures	$ (352,471)	$ —	$ —	$ —	$ (352,471)
Small Cap Equity
Forwards	$ 4,930	$ —	$ 4,930	$ —	$ —
Futures	(786,727)	—	—	—	(786,727)
Totals	$ (781,797)	$ —	$ 4,930	$ —	$ (786,727)
International Equity Index
Futures	$ (1,416,311)	$ —	$ —	$ —	$ (1,416,311)
International Equity
Forwards	$ (3,416,173)	$ —	$ (3,416,173)	$ —	$ —
Futures	(3,187,295)	—	—	—	(3,187,295)
Swaps	3,246,559	—	—	—	3,246,559
Totals	$ (3,356,909)	$ —	$ (3,416,173)	$ —	$ 59,264

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 6/30/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$ 2,396,667	$ —	$ 2,396,667	$ —	$ —
Futures	(2,233,757)	—	—	—	(2,233,757)
Swaps	(275,830)	—	—	—	(275,830)
Totals	$ (112,920)	$ —	$ 2,396,667	$ —	$ (2,509,587)
Global Real Estate Securities
Futures	$ (204,889)	$ —	$ —	$ —	$ (204,889)
Strategic Alternatives
Forwards	$ (352,306)	$ —	$ (352,306)	$ —	$ —
Futures	2,400,372	349,352	1,459,596	—	591,424
Purchased Options	(56,233)	—	—	—	(56,233)
Swaps	(62,015)	(970,228)	—	—	908,213
Written Options	(117,815)	—	—	—	(117,815)
Non-deliverable Bond Forwards	(29,258)	(29,258)	—	—	—
Totals	$ 1,782,745	$ (650,134)	$ 1,107,290	$ —	$ 1,325,589

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the six-month period ended June 30, 2021.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions was as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	205	$3,609,669
Medium-Duration Bond	371	2,874,420
Global Bond	1,290	2,158,381
Defensive Market Strategies®	67	2,636,616
Value Equity	105	2,823,864
Small Cap Equity	12	293,598
International Equity	1,738	1,437,770
Emerging Markets Equity	2,508	877,204
Global Real Estate Securities	4	302,012
Strategic Alternatives	2,692	1,528,471
Activity for the period is measured by the average daily notional amount for long and short open future contracts was as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 731,714	$ —
MyDestination 2025	1,363,348	—
MyDestination 2035	1,244,808	—
MyDestination 2045	901,860	—
MyDestination 2055	338,005	—
Conservative Allocation	966,897	—
Balanced Allocation	2,437,753	312,125
Growth Allocation	1,539,263	—
Aggressive Allocation	1,561,680	—
Low-Duration Bond	17,210,135	2,445,310
Medium-Duration Bond	5,917,148	4,073,252
Global Bond	6,777,246	7,249,304
Global Impact Fund	1,082,188	3,224,043
Equity Index	10,854,490	—
Value Equity	10,078,286	—
Growth Equity	17,246,774	—
Small Cap Equity	4,554,054	—
International Equity Index	1,612,954	—
International Equity	2,236,047	2,328,329
Emerging Markets Equity	1,536,223	1,076,052
Global Real Estate Securities	1,903,178	—
Strategic Alternatives	1,774,359	1,553,582

Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions was as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	44	$ 3,651
Medium-Duration Bond	364	13,899
Global Bond	33	7,029
Defensive Market Strategies®	357	39,845
Strategic Alternatives	129	22,495
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions was as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$1,928,571	$ —
Medium-Duration Bond	70,000	2,421,112
Global Bond	4,151,824	—
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate was as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$4,265,000	$3,396,619
Medium-Duration Bond	2,740,769	4,546,530
Strategic Alternatives	2,293,371	2,598,550
Activity for the period is measured by the average daily notional amount for total return swaps was as follows:
Fund	Average notional market value of transactions
International Equity	$540,890
Emerging Markets Equity	645,439
Strategic Alternatives	177,600
Activity for the period is measured by the number of contracts during the fiscal year and the average daily notional amount for open non-deliverable bond forward contracts was as follows:
Fund	Average notional market value of contracts
Strategic Alternatives	$930,617

j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund and International Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the six-month period ended June 30, 2021, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.18%
Global Bond	0.25%	0.22%
Defensive Market Strategies®	0.33%	0.29%
Global Impact Fund	0.36%	0.27%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.27%
Growth Equity	0.33%	0.32%
Small Cap Equity	0.33%	0.52%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.52%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.44%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Strategic Alternatives Fund, International Equity Index Fund, and the Emerging Markets Equity Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2021, for the Investor Class of Emerging Markets Equity Fund and April 30, 2022, for the Institutional Class and Investor Class of Strategic Alternatives Fund and Institutional Class of International Equity Index Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2022.

The Expense Caps were as follows:
	For the Period January 1, 2021 to April 30, 2021		For the Period May 1, 2021 to June 30, 2021
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
International Equity Index	0.22%	N/A	0.22%	N/A
Emerging Markets Equity	N/A	1.57%	N/A	N/A
Strategic Alternatives	N/A	N/A	1.08%	1.40%
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at June 30, 2021, are as follows:
	Institutional Class				Investor Class
Fund	2021	2022	2023	2024	2021	2022	2023	2024
MyDestination 2015	$23,338	$ 85,750	$114,196	$24,604	$106,157	$356,438	$368,132	$61,641
MyDestination 2025	34,998	107,568	153,908	28,739	139,632	352,125	415,281	69,815
MyDestination 2035	—	—	—	—	—	—	—	—
MyDestination 2045	—	—	—	—	—	—	—	—
MyDestination 2055	27,146	22,333	19,316	1,272	90,006	40,211	29,868	138
International Equity Index	—	13,612	25,539	—	N/A	N/A	N/A	N/A
Strategic Alternatives	—	—	—	—	—	—	—	—
The amounts previously waived in the Institutional Class of the Emerging Markets Equity are no longer available for recoupment.
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$13,671
Growth Equity	7,463
Small Cap Equity	42,477
Emerging Markets Equity	88
Global Real Estate Securities	2,265
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0174% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At June 30, 2021, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.57%	1.52%	1.83%	1.21%	0.44%
Low-Duration Bond	10.94	12.89	—	—	—
Medium-Duration Bond	7.71	18.00	10.80	3.84	0.91
Global Bond	6.41	15.71	10.56	3.75	0.89
Defensive Market Strategies®	5.64	13.87	6.70	3.46	1.33
Equity Index	4.41	13.36	15.90	15.11	6.12
Small Cap Equity	1.85	5.64	6.73	6.45	2.57
International Equity Index	7.85	23.26	27.36	26.28	10.55
Emerging Markets Equity	3.26	10.00	11.90	11.47	4.48
Global Real Estate Securities	2.28	6.34	6.73	5.86	2.29
Strategic Alternatives	6.85	9.63	1.02	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.46%	2.28%	2.06%	1.75%
Low-Duration Bond	24.58	6.27	2.17	—
Medium-Duration Bond	2.98	20.19	7.03	—
Global Bond	2.94	22.41	7.85	—
Defensive Market Strategies®	2.98	12.79	4.54	—
Value Equity	2.16	12.70	18.71	24.27
Growth Equity	1.51	8.38	12.36	15.98
Small Cap Equity	0.73	4.05	5.92	7.67
International Equity	2.28	13.07	19.40	25.25

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Emerging Markets Equity	1.56%	8.40%	12.97%	16.65%
Global Real Estate Securities	2.26	12.24	13.71	—
Strategic Alternatives	8.58	19.92	10.06	—
Global Impact	9.74	40.17	32.02	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the six-month period ended June 30, 2021, is as follows (amounts in thousands):
	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/21	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 9,284	$ 93,079	$ 92,735	$ —	$ (1)	$ 9,627	$ —	$ —
Low-Duration Bond	112,047	9,865	3,000	41	125	119,078	—	—
Medium-Duration Bond	188,415	31,202	26,822	533	(5,562)	187,766	1,180	322
Global Bond	37,775	3,429	736	62	(778)	39,752	347	36
Defensive Market Strategies®	72,416	4,679	1,453	1,453	3,513	80,608	276	1,453
Equity Index	113,332	13,695	16,282	5,390	10,838	126,973	684	1,282
Small Cap Equity	13,824	700	1,500	267	2,264	15,555	—	—
International Equity Index	60,312	8,000	6,500	925	4,176	66,913	—	—
Emerging Markets Equity	26,523	2,000	3,000	864	1,596	27,983	—	—
Global Real Estate Securities	5,509	535	—	—	890	6,934	135	—
Strategic Alternatives	20,611	1,520	—	—	155	22,286	—	—
	$ 660,048	$ 168,704	$152,028	$ 9,535	$ 17,216	$ 703,475	$2,622	$3,093
MyDestination 2025
Money Market	$ 26,446	$ 86,187	$ 86,818	$ —	$ —	$ 25,815	$ —	$ —
Low-Duration Bond	110,274	29,775	—	—	166	140,215	—	—
Medium-Duration Bond	400,140	50,801	1,800	15	(11,119)	438,037	2,618	684
Global Bond	89,006	10,082	—	—	(1,710)	97,378	822	86
Defensive Market Strategies®	179,947	9,453	—	—	8,856	198,256	680	3,573
Equity Index	356,143	10,484	29,000	7,905	39,026	384,558	2,082	3,902
Small Cap Equity	44,282	2,100	7,000	808	7,098	47,288	—	—
International Equity Index	191,791	3,500	13,000	1,781	14,250	198,322	—	—
Emerging Markets Equity	82,255	5,250	9,000	2,363	4,973	85,841	—	—
Global Real Estate Securities	17,708	375	1,500	103	2,606	19,292	374	—
Strategic Alternatives	28,222	2,900	—	—	214	31,336	—	—
	$1,526,214	$ 210,907	$148,118	$12,975	$ 64,360	$1,666,338	$6,576	$8,245

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/21	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 26,107	$ 77,427	$ 72,500	$ —	$ —	$ 31,034	$ —	$ —
Medium-Duration Bond	214,587	54,280	—	—	(5,902)	262,965	1,510	386
Global Bond	50,996	15,465	—	—	(1,002)	65,459	522	55
Defensive Market Strategies®	74,913	17,048	—	—	3,882	95,843	329	1,728
Equity Index	400,025	15,954	12,500	5,759	48,342	457,580	2,472	4,634
Small Cap Equity	49,849	3,973	6,500	901	8,187	56,410	—	—
International Equity Index	216,992	5,957	8,000	2,028	16,316	233,293	—	—
Emerging Markets Equity	91,962	11,500	9,790	2,570	5,890	102,132	—	—
Global Real Estate Securities	16,768	1,101	—	—	2,629	20,498	398	—
Strategic Alternatives	2,548	950	205	1	17	3,311	—	—
	$1,144,747	$ 203,655	$109,495	$11,259	$ 78,359	$1,328,525	$5,231	$6,803
MyDestination 2045
Money Market	$ 19,105	$ 51,270	$ 49,740	$ —	$ —	$ 20,635	$ —	$ —
Medium-Duration Bond	76,230	19,225	—	—	(2,076)	93,379	538	137
Global Bond	18,246	5,362	—	—	(345)	23,263	185	19
Defensive Market Strategies®	41,072	6,306	—	—	2,106	49,484	170	892
Equity Index	371,295	18,464	6,000	2,732	48,436	434,927	2,342	4,390
Small Cap Equity	46,852	4,500	5,976	1,056	7,625	54,057	—	—
International Equity Index	202,512	10,314	6,000	1,302	15,967	224,095	—	—
Emerging Markets Equity	85,829	13,500	8,895	2,418	5,587	98,439	—	—
Global Real Estate Securities	14,680	1,346	527	(21)	2,364	17,842	346	—
	$ 875,821	$ 130,287	$ 77,138	$ 7,487	$ 79,664	$1,016,121	$3,581	$5,438
MyDestination 2055
Money Market	$ 7,667	$ 31,334	$ 31,550	$ —	$ —	$ 7,451	$ —	$ —
Medium-Duration Bond	17,627	5,445	462	18	(505)	22,123	127	32
Global Bond	4,404	1,261	78	—	(84)	5,503	44	5
Defensive Market Strategies®	15,424	2,930	107	11	766	19,024	65	343
Equity Index	142,573	14,917	1,414	549	19,376	176,001	948	1,776
Small Cap Equity	17,459	3,559	2,782	356	2,978	21,570	—	—
International Equity Index	75,238	9,152	1,107	187	6,524	89,994	—	—
Emerging Markets Equity	32,382	6,065	3,014	882	2,168	38,483	—	—
Global Real Estate Securities	5,846	675	465	25	884	6,965	135	—
	$ 318,620	$ 75,338	$ 40,979	$ 2,028	$ 32,107	$ 387,114	$1,319	$2,156

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/21	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 8,807	$ 41,868	$ 42,781	$ —	$ —	$ 7,894	$ —	$ —
Low-Duration Bond	262,080	6,000	1,000	14	373	267,467	—	—
Medium-Duration Bond	68,319	6,052	—	—	(1,865)	72,506	437	115
Global Bond	17,340	1,173	—	—	(315)	18,198	156	17
Defensive Market Strategies®	40,752	915	1,000	215	1,747	42,629	146	769
Global Impact	—	16,000	—	—	944	16,944	—	—
Value Equity	32,737	540	8,100	278	3,950	29,405	309	231
Small Cap Equity	6,421	—	1,401	402	715	6,137	—	—
Growth Equity	31,877	632	3,500	637	2,223	31,869	—	631
Emerging Markets Equity	14,137	—	2,000	774	468	13,379	—	—
International Equity	34,598	—	7,000	1,087	1,583	30,268	—	—
Global Real Estate Securities	6,684	133	1,000	85	969	6,871	134	—
Strategic Alternatives	26,728	1,000	—	—	191	27,919	—	—
	$ 550,480	$ 74,313	$ 67,782	$ 3,492	$ 10,983	$ 571,486	$1,182	$1,763
Balanced Allocation
Money Market	$ 35,198	$ 116,571	$113,036	$ —	$ —	$ 38,733	$ —	$ —
Low-Duration Bond	103,592	2,000	37,600	538	(357)	68,173	—	—
Medium-Duration Bond	385,477	118,719	800	—	(12,041)	491,355	2,942	777
Global Bond	137,177	9,342	5,000	92	(2,709)	138,903	1,218	124
Defensive Market Strategies®	171,724	3,922	1,000	173	7,989	182,808	627	3,295
Global Impact	—	66,000	—	—	3,894	69,894	—	—
Value Equity	181,702	6,128	38,000	(3,230)	26,646	173,245	1,791	1,337
Small Cap Equity	35,903	—	8,000	2,293	3,768	33,964	—	—
Growth Equity	177,367	11,021	28,000	9,587	6,787	176,761	—	3,621
Extended-Duration Bond	69,462	—	68,234	1,045	(2,273)	—	—	—
Emerging Markets Equity	79,096	—	14,000	3,802	3,236	72,134	—	—
International Equity	193,375	—	35,000	(558)	15,482	173,300	—	—
Global Real Estate Securities	33,524	723	2,000	42	4,959	37,247	723	—
Strategic Alternatives	64,381	—	—	—	452	64,834	—	—
	$1,667,978	$ 334,426	$350,670	$13,784	$ 55,833	$1,721,351	$7,301	$9,154

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/21	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 26,309	$ 92,445	$ 83,665	$ —	$ —	$ 35,089	$ —	$ —
Low-Duration Bond	35,515	2,000	14,000	250	(195)	23,570	—	—
Medium-Duration Bond	136,994	39,284	1,000	(1)	(4,138)	171,139	1,016	268
Global Bond	46,960	5,465	2,900	55	(925)	48,655	422	43
Defensive Market Strategies®	59,721	2,292	—	—	2,879	64,892	222	1,170
Global Impact	—	52,700	—	—	3,021	55,721	—	—
Value Equity	252,615	8,126	39,250	(5,658)	39,442	255,275	2,649	1,977
Small Cap Equity	48,319	—	7,200	1,488	7,083	49,690	—	—
Growth Equity	246,973	18,341	28,700	5,139	18,843	260,596	—	5,341
Extended-Duration Bond	24,154	2,000	25,728	1,000	(1,426)	—	—	—
Emerging Markets Equity	108,579	6,000	13,000	3,472	6,311	111,362	—	—
International Equity	265,837	4,000	33,900	(417)	21,683	257,203	—	—
Global Real Estate Securities	39,588	2,810	6,900	185	6,052	41,735	810	—
Strategic Alternatives	31,518	1,000	—	—	229	32,747	—	—
	$1,323,082	$ 236,463	$256,243	$ 5,513	$ 98,859	$1,407,674	$5,119	$8,799
Aggressive Allocation
Money Market	$ 19,020	$ 49,908	$ 39,182	$ —	$ —	$ 29,746	$ —	$ —
Value Equity	303,980	13,975	29,121	(3,568)	45,941	331,207	3,421	2,554
Small Cap Equity	61,249	1,000	8,674	809	9,964	64,348	—	—
Growth Equity	304,001	23,897	21,494	3,942	26,761	337,107	—	6,897
Emerging Markets Equity	131,199	8,000	8,083	2,166	9,706	142,988	—	—
International Equity	320,381	2,000	14,129	(326)	26,879	334,805	—	—
	$1,139,830	$ 98,780	$120,683	$ 3,023	$119,251	$1,240,201	$3,421	$9,451
Low-Duration Bond
Money Market	$ 34,879	$ 359,943	$373,155	$ —	$ —	$ 21,667	$ —	$ —
Medium-Duration Bond
Money Market	$ 118,803	$1,083,327	$928,082	$ —	$ —	$ 274,048	$ —	$ —
Global Bond
Money Market	$ 46,167	$ 192,626	$203,641	$ —	$ —	$ 35,152	$ —	$ —
Defensive Market Strategies®
Money Market	$ 85,866	$ 193,915	$210,932	$ —	$ —	$ 68,849	$ —	$ —
Global Impact Fund
Money Market	$ —	$ 61,938	$ 50,293	$ —	$ —	$ 11,645	$ —	$ —
Equity Index
Money Market	$ 40,898	$ 160,952	$134,582	$ —	$ —	$ 67,268	$ —	$ —
Value Equity
Money Market	$ 36,795	$ 222,891	$215,422	$ —	$ —	$ 44,264	$ —	$ —
Growth Equity
Money Market	$ 62,159	$ 266,929	$257,026	$ —	$ —	$ 72,062	$ —	$ —

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 6/30/21	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$ 25,631	$ 152,113	$151,362	$ —	$ —	$ 26,382	$ —	$ —
International Equity Index
Money Market	$ 21,415	$ 94,570	$ 88,831	$ —	$ —	$ 27,154	$ —	$ —
International Equity
Money Market	$ 86,428	$ 260,792	$270,349	$ —	$ —	$ 76,871	$ —	$ —
Emerging Markets Equity
Money Market	$ 21,824	$ 223,515	$218,508	$ —	$ —	$ 26,831	$ —	$ —
Global Real Estate Securities
Money Market	$ 7,709	$ 38,010	$ 37,947	$ —	$ —	$ 7,772	$ —	$ —
Strategic Alternatives
Money Market	$ 67,070	$ 251,773	$305,765	$ —	$ —	$ 13,078	$ 1	$ —
4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian, administrator and fund accountant) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, as such, this amount is not presented on the Funds’ Schedules of Investments.
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

At June 30, 2021, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$ 92,532,256	$ 88,292,800	$ 6,224,173	$ 94,516,973
Medium-Duration Bond	182,313,843	179,081,728	6,892,790	185,974,518
Global Bond	60,611,909	53,599,460	8,964,287	62,563,747
Defensive Market Strategies®	79,402,356	42,539,534	38,831,838	81,371,372
Equity Index	106,522,616	108,449,840	419,707	108,869,547
Value Equity	38,563,293	37,581,844	1,891,124	39,472,968
Growth Equity	166,309,408	163,026,370	9,552,584	172,578,954
Small Cap Equity	173,816,986	158,154,393	20,470,984	178,625,377
International Equity Index	34,385,995	23,713,305	13,731,643	37,444,948
International Equity	41,677,062	26,889,682	17,248,130	44,137,812
Emerging Markets Equity	18,938,511	17,843,064	3,998,768	21,841,832
Global Real Estate Securities	24,034,869	24,612,823	77,976	24,690,799
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2021, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the six-month period ended June 30, 2021, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 75,625,192	$ 56,200,000	$ 19,714,752	$ 6,118,361
MyDestination 2025	124,720,954	61,300,000	16,587,940	6,672,459
MyDestination 2035	126,227,636	36,994,352	—	—
MyDestination 2045	792,585,896	27,398,006	—	—
MyDestination 2055	44,004,299	9,429,210	—	—
Conservative Allocation	32,444,291	25,000,000	—	—
Balanced Allocation	217,855,434	237,633,672	—	—
Growth Allocation	144,018,529	172,578,444	—	—
Aggressive Allocation	48,871,878	81,500,000	—	—
Low-Duration Bond	234,156,587	215,065,152	438,346,210	414,787,073

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Medium-Duration Bond	$276,733,808	$182,691,657	$4,097,428,905	$4,128,201,018
Global Bond	127,457,218	86,950,287	127,077,992	110,823,144
Defensive Market Strategies®	254,864,965	235,905,979	—	—
Global Impact Fund	140,168,995	10,386,885	90,061,591	68,954,366
Equity Index	—	—	35,605,567	28,060,893
Value Equity	214,172,813	277,734,998	—	—
Growth Equity	137,620,306	294,452,192	—	—
Small Cap Equity	258,408,155	243,664,485	—	—
International Equity Index	49,983,489	36,965,027	—	—
International Equity	223,935,754	306,585,694	—	—
Emerging Markets Equity	244,954,797	239,584,050	—	—
Global Real Estate Securities	150,776,344	143,735,906	—	—
Strategic Alternatives	112,642,844	163,774,572	212,814,197	223,243,919
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Six Months Ended 6/30/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	2,904,193	3,860,335	3,954,586	5,841,286
Shares reinvested	—	—	584,325	1,712,284
Shares redeemed	(1,077,928)	(3,215,754)	(2,774,775)	(9,781,383)
Net increase (decrease)	1,826,265	644,581	1,764,136	(2,227,813)
MyDestination 2025
Shares sold	3,558,956	7,703,433	9,502,995	10,223,052
Shares reinvested	—	—	1,613,446	3,787,610
Shares redeemed	(2,113,331)	(3,942,135)	(5,285,427)	(13,900,994)
Net increase (decrease)	1,445,625	3,761,298	5,831,014	109,668
MyDestination 2035
Shares sold	3,444,847	5,712,544	9,316,171	7,801,251
Shares reinvested	—	—	1,092,132	2,060,346
Shares redeemed	(1,042,387)	(1,073,794)	(2,464,219)	(6,219,666)
Net increase (decrease)	2,402,460	4,638,750	7,944,084	3,641,931
MyDestination 2045
Shares sold	2,130,163	3,187,585	7,274,383	5,459,257
Shares reinvested	—	—	752,810	1,174,641
Shares redeemed	(847,207)	(675,092)	(1,856,485)	(3,891,331)
Net increase (decrease)	1,282,956	2,512,493	6,170,708	2,742,567

	Six Months Ended 6/30/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2055
Shares sold	956,613	1,497,353	3,221,084	2,974,790
Shares reinvested	—	—	192,281	255,699
Shares redeemed	(436,491)	(144,118)	(544,192)	(1,329,427)
Net increase (decrease)	520,122	1,353,235	2,869,173	1,901,062
Conservative Allocation
Shares sold	833,872	2,532,771	3,115,181	6,025,256
Shares reinvested	—	—	345,262	972,786
Shares redeemed	(612,808)	(2,428,095)	(1,814,211)	(8,399,243)
Net increase (decrease)	221,064	104,676	1,646,232	(1,401,201)
Balanced Allocation
Shares sold	1,005,136	1,887,946	6,048,706	3,807,383
Shares reinvested	—	—	1,679,755	4,353,835
Shares redeemed	(1,554,734)	(3,774,652)	(3,762,664)	(14,949,314)
Net increase (decrease)	(549,598)	(1,886,706)	3,965,797	(6,788,096)
Growth Allocation
Shares sold	302,583	1,284,644	6,985,174	2,555,985
Shares reinvested	—	—	1,523,051	3,326,240
Shares redeemed	(1,162,416)	(2,895,827)	(3,351,456)	(12,391,878)
Net increase (decrease)	(859,833)	(1,611,183)	5,156,769	(6,509,653)
Aggressive Allocation
Shares sold	353,940	944,709	3,705,297	2,019,950
Shares reinvested	—	—	1,334,823	3,803,971
Shares redeemed	(904,673)	(3,028,213)	(2,725,590)	(10,759,488)
Net increase (decrease)	(550,733)	(2,083,504)	2,314,530	(4,935,567)
Money Market
Shares sold	3,283,954,563	260,827,423	6,163,830,443	592,641,014
Shares reinvested	—	—	956,522	1,146,593
Shares redeemed	(3,193,195,851)	(295,292,256)	(5,900,852,960)	(510,679,540)
Net increase (decrease)	90,758,712	(34,464,833)	263,934,005	83,108,067
Low-Duration Bond
Shares sold	7,245,578	2,385,286	13,014,811	6,641,741
Shares reinvested	—	—	977,656	259,595
Shares redeemed	(5,543,217)	(2,344,773)	(10,491,843)	(6,615,258)
Net increase (decrease)	1,702,361	40,513	3,500,624	286,078
Medium-Duration Bond
Shares sold	23,837,848	5,917,799	23,174,330	11,372,906
Shares reinvested	976,437	190,922	4,833,083	1,102,570
Shares redeemed	(3,269,197)	(2,986,281)	(17,808,905)	(6,032,291)
Net increase (decrease)	21,545,088	3,122,440	10,198,508	6,443,185

	Six Months Ended 6/30/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Global Bond
Shares sold	5,604,547	1,601,079	4,679,608	3,717,306
Shares reinvested	463,103	103,260	748,219	167,753
Shares redeemed	(1,188,196)	(1,521,558)	(9,666,069)	(4,803,998)
Net increase (decrease)	4,879,454	182,781	(4,238,242)	(918,939)
Defensive Market Strategies®
Shares sold	3,887,121	2,845,012	8,837,431	8,553,413
Shares reinvested	1,458,082	602,722	2,102,310	863,559
Shares redeemed	(3,921,967)	(2,858,977)	(5,938,430)	(15,047,761)
Net increase (decrease)	1,423,236	588,757	5,001,311	(5,630,789)
Global Impact Fund
Shares sold	13,876,702	2,716,763	—	—
Shares reinvested	—	—	—	—
Shares redeemed	(132,602)	(29,281)	—	—
Net increase (decrease)	13,744,100	2,687,482	—	—
Equity Index
Shares sold	2,029,373	1,353,498	7,172,193	4,028,675
Shares reinvested	689,735	267,217	1,094,506	407,965
Shares redeemed	(2,058,101)	(1,082,194)	(7,203,880)	(4,783,978)
Net increase (decrease)	661,007	538,521	1,062,819	(347,338)
Value Equity
Shares sold	1,559,022	2,463,930	7,795,853	1,777,945
Shares reinvested	793,751	342,620	1,118,804	427,101
Shares redeemed	(6,116,317)	(1,351,475)	(6,309,723)	(4,638,934)
Net increase (decrease)	(3,763,544)	1,455,075	2,604,934	(2,433,888)
Growth Equity
Shares sold	1,826,276	1,207,819	4,120,060	5,586,233
Shares reinvested	697,024	600,995	4,898,291	4,462,768
Shares redeemed	(3,769,446)	(4,153,093)	(9,884,270)	(7,786,124)
Net increase (decrease)	(1,246,146)	(2,344,279)	(865,919)	2,262,877
Small Cap Equity
Shares sold	1,716,843	3,065,780	5,631,789	1,898,770
Shares reinvested	—	—	253,228	161,944
Shares redeemed	(3,107,412)	(1,260,029)	(4,462,268)	(4,061,625)
Net increase (decrease)	(1,390,569)	1,805,751	1,422,749	(2,000,911)
International Equity Index
Shares sold	3,672,120		12,672,824
Shares reinvested	—		1,293,518
Shares redeemed	(3,122,588)		(12,004,967)
Net increase (decrease)	549,532		1,961,375

	Six Months Ended 6/30/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity
Shares sold	1,482,942	1,250,196	7,361,947	4,542,828
Shares reinvested	—	—	698,441	248,191
Shares redeemed	(6,928,545)	(2,387,251)	(11,713,326)	(6,717,160)
Net increase (decrease)	(5,445,603)	(1,137,055)	(3,652,938)	(1,926,141)
Emerging Markets Equity
Shares sold	5,196,600	2,581,381	15,079,591	3,378,715
Shares reinvested	—	—	524,454	69,903
Shares redeemed	(5,823,470)	(1,447,261)	(4,887,986)	(3,050,235)
Net increase (decrease)	(626,870)	1,134,120	10,716,059	398,383
Global Real Estate Securities
Shares sold	1,303,787	1,265,974	3,516,750	1,923,142
Shares reinvested	360,148	168,830	485,813	244,982
Shares redeemed	(1,524,939)	(674,417)	(1,093,397)	(3,814,177)
Net increase (decrease)	138,996	760,387	2,909,166	(1,646,053)
Strategic Alternatives
Shares sold	1,951,372	285,055	3,501,927	1,381,827
Shares reinvested	—	—	437,942	71,618
Shares redeemed	(1,975,673)	(1,241,639)	(7,675,637)	(2,384,115)
Net increase (decrease)	(24,301)	(956,584)	(3,735,768)	(930,670)
7.  BANK BORROWINGS
On November 23, 2016, the Funds entered into a Line of Credit Agreement with Northern Trust. The terms of the credit agreement permitted the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
On November 18, 2020, the Funds renewed their Line of Credit Agreement with Northern Trust. The terms of the credit agreement are the same as those above, and the agreement will expire on November 17, 2021.
There were no draws on the line of credit for the six-month period ended June 30, 2021, and there were no outstanding loans at June 30, 2021.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2018, through six-month period ended June 30, 2021), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2020, and December 31, 2019, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2020	$12,565,070	$ 12,607,570	$—	$ 25,172,640
	2019	16,670,062	9,643,245	—	26,313,307
MyDestination 2025	2020	27,713,188	32,209,350	—	59,922,538
	2019	33,763,974	18,708,958	—	52,472,932
MyDestination 2035	2020	17,996,374	17,071,606	—	35,067,980
	2019	20,667,946	10,532,737	—	31,200,683
MyDestination 2045	2020	12,069,806	8,891,954	—	20,961,760
	2019	14,714,829	8,586,521	—	23,301,350
MyDestination 2055	2020	4,190,065	2,627,172	—	6,817,237
	2019	4,672,156	4,193,333	—	8,865,489
Conservative Allocation	2020	8,066,854	7,767,774	—	15,834,628
	2019	10,900,966	12,236,121	—	23,137,087
Balanced Allocation	2020	28,506,102	49,210,305	—	77,716,407
	2019	34,502,761	66,794,786	—	101,297,547
Growth Allocation	2020	17,369,914	46,300,306	—	63,670,220
	2019	19,999,040	89,559,476	—	109,558,516
Aggressive Allocation	2020	8,916,496	56,673,604	—	65,590,100
	2019	11,003,181	107,448,362	—	118,451,543
Money Market	2020	5,470,866	—	—	5,470,866
	2019	27,768,702	—	—	27,768,702
Low-Duration Bond	2020	16,775,256	—	—	16,775,256
	2019	23,248,543	—	—	23,248,543
Medium-Duration Bond	2020	75,884,836	17,168,953	—	93,053,789
	2019	59,270,742	8,895,418	—	68,166,160
Global Bond	2020	5,241,240	3,452,155	—	8,693,395
	2019	20,221,476	—	—	20,221,476
Defensive Market Strategies®	2020	23,036,188	17,204,915	—	40,241,103
	2019	29,152,022	39,137,230	—	68,289,252
Equity Index	2020	35,622,071	21,573,380	—	57,195,451
	2019	36,174,047	9,614,945	—	45,788,992

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Value Equity	2020	$19,235,843	$ 5,328,149	$—	$ 24,563,992
	2019	20,124,546	112,001,078	—	132,125,624
Growth Equity	2020	7,209,774	268,265,100	—	275,474,874
	2019	5,232,310	151,896,069	—	157,128,379
Small Cap Equity	2020	141,264	7,359,533	—	7,500,797
	2019	746,585	21,320,019	—	22,066,604
International Equity Index	2020	14,997,073	—	—	14,997,073
	2019	20,799,847	—	—	20,799,847
International Equity	2020	12,000,055	1,905,316	—	13,905,371
	2019	28,005,024	36,195,026	—	64,200,050
Emerging Markets Equity	2020	7,195,743	—	—	7,195,743
	2019	13,250,595	—	—	13,250,595
Global Real Estate Securities	2020	6,343,774	—	—	6,343,774
	2019	19,123,112	—	—	19,123,112
Strategic Alternatives	2020	5,034,145	39,191	—	5,073,336
	2019	6,848,636	1,494,225	—	8,342,861
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 289,225	$ 7,404,399	$ —	$ 59,435,340
MyDestination 2025	610,840	15,122,635	—	164,118,102
MyDestination 2035	337,246	10,546,473	—	157,225,744
MyDestination 2045	190,094	7,787,040	—	141,519,803
MyDestination 2055	46,869	3,056,662	—	47,490,752
Conservative Allocation	164,599	6,117,955	—	22,943,033
Balanced Allocation	883,548	29,198,968	—	86,372,873
Growth Allocation	451,958	32,309,490	—	68,682,130
Aggressive Allocation	1,422,852	33,221,124	—	61,901,346
Money Market	41,929	—	—	—
Low-Duration Bond	—	—	(810,617)	10,400,706
Medium-Duration Bond	4,130,135	1,509,507	—	97,010,883
Global Bond	10,572,536	—	—	15,358,205
Defensive Market Strategies®	14,061,683	13,576,480	—	225,747,620
Equity Index	3,709,783	25,700,577	—	949,241,730
Value Equity	6,605,157	10,644,658	—	168,682,031
Growth Equity	3,103,028	39,139,276	—	811,180,446
Small Cap Equity	4,621,065	—	—	141,189,361
International Equity Index	1,228,989	—	—	91,979,952
International Equity	1,179,709	—	—	176,550,519
Emerging Markets Equity	8,657,260	6,995,801	—	153,734,938
Global Real Estate Securities	4,153,739	—	—	8,637,783
Strategic Alternatives	778,124	—	—	3,128,584

At June 30, 2021, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 678,615,160	$ 76,673,576	$ 76,829,797	$ (156,221)
MyDestination 2025	1,490,585,594	228,537,885	228,838,738	(300,853)
MyDestination 2035	1,093,449,332	235,638,925	235,813,964	(175,039)
MyDestination 2045	795,194,089	221,203,869	221,353,439	(149,570)
MyDestination 2055	307,777,072	79,608,082	79,658,034	(49,952)
Conservative Allocation	537,571,570	33,923,074	33,942,331	(19,257)
Balanced Allocation	1,579,197,866	142,367,308	142,631,954	(264,646)
Growth Allocation	1,240,206,939	167,622,389	168,134,150	(511,761)
Aggressive Allocation	1,059,093,162	181,179,562	181,390,638	(211,076)
Money Market	1,840,128,195	—	—	—
Low-Duration Bond	1,129,889,900	5,583,427	9,785,681	(4,202,254)
Medium-Duration Bond	2,640,331,586	47,358,725	87,566,650	(40,207,925)
Global Bond	626,477,133	(2,089,734)	20,850,879	(22,940,613)
Defensive Market Strategies®	1,230,854,760	235,254,679	241,920,135	(6,665,456)
Global Impact Fund	164,826,282	8,907,771	11,450,490	(2,542,719)
Equity Index	1,583,255,047	1,291,814,519	1,328,458,681	(36,644,162)
Value Equity	1,081,711,392	281,366,451	284,929,866	(3,563,415)
Growth Equity	1,212,725,602	892,792,926	896,837,067	(4,044,141)
Small Cap Equity	672,216,641	184,969,754	207,609,538	(22,639,784)
International Equity Index	718,054,556	139,108,057	179,840,531	(40,732,474)
International Equity	1,094,644,007	199,174,826	227,700,657	(28,525,831)
Emerging Markets Equity	679,090,497	160,486,776	181,963,657	(21,476,881)
Global Real Estate Securities	271,528,194	31,003,645	32,039,446	(1,035,801)
Strategic Alternatives	295,781,620	1,886,239	9,129,436	(7,243,197)
The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds and investments in passive foreign investment companies ("PFIC"), partnerships, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2020, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid and non-deductible expenses. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union ("EU"), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period which ended on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
LIBOR Risks — The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On December 1, 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to cease publication of one week and two-month USD LIBOR settings at the end of December 2021 but extend publication of the remaining USD LIBOR settings (overnight and one, three, six and 12 month USD LIBOR) to the end of June 2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 ("ASU 2020-04"), "Facilitation of the Effects of Reference Rate Reform on Financial Reporting," which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The rule became effective on March 8, 2021 and has a compliance date effective September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

NOTICE TO SHAREHOLDERS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six months ended June 30, 2021, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of July 1, 2021. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Regional Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017; Trustee, GuideStone Financial Resources, 2010 - 2018; Trustee, GuideStone Capital Management, LLC, 2011 - 2018; Trustee, GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 - 2018.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	LLP Manager, Penske Logistics, Inc., 2004 – present.	24	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone
Financial Resources, 2021 – present; Portfolio
Manager, GuideStone Financial Resources
2019 - 2021; Senior Investment Analyst,
GuideStone Financial Resources, 2017 -
2019; Senior Investment Analyst, First
		Command Financial Services, 2013 - 2017.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President, Chief Investment Officer
2021 - present; Vice President and
Chief Strategic Investment Officer,
GuideStone Financial Resources, 2016 - 2021;
Global Investment Strategist, GuideStone
		Financial Resources, 2015 - 2016.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and Secretary	Since 2017[5]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3 Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of
GuideStone Financial Resources.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5 Mr. Wolfe has served as Chief Legal Officer and Secretary since 2017. He has served as CCO, Chief Legal Officer and Secretary since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF NEW INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS FOR THE GLOBAL IMPACT FUND
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested persons” is defined in Section 2(a)(19) of the 1940 Act, advised by independent legal counsel (“Independent Counsel”), considered the approval of the investment advisory agreement among GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) and the Trust on behalf of the new Global Impact Fund (the “GIF”) (the “New Investment Advisory Agreement”) and four new sub-advisory agreements (the “GIF Agreements”) among the Adviser, the Trust and respectively: (i) Janus Capital Management LLC (“Janus”) to serve as sub-adviser (the “Janus Agreement”); (ii) RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) to serve as sub-adviser (the “RBC Agreement”); and (iii) Parametric Portfolio Associates LLC (“Parametric” and together with Janus and RBC GAM US, the “GIF Sub-Advisers”) to serve as completion portfolio program sub-adviser and overlay program sub-adviser (the “GIF Parametric Agreements”), each on behalf of the GIF. The Board approved the New Investment Advisory Agreement and the GIF Agreements at a meeting of the Board held on November 12, 2020 (the “November Meeting”).
The Board’s decision to approve the New Investment Advisory Agreement and the GIF Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the GIF and its prospective shareholders. Prior to approving the New Investment Advisory Agreement and the GIF Agreements, the Board requested and received information from the Adviser and the GIF Sub-Advisers and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Investment Advisory Agreement and the GIF Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by the Adviser and each GIF Sub-Adviser; (ii) the personnel resources of the Adviser and each GIF Sub-Adviser; (iii) the experience and expertise of the Adviser and each GIF Sub-Adviser; (iv) the financial capabilities and financial resources of the Adviser and each GIF Sub-Adviser; (v) the compliance program and compliance history of the Adviser and each GIF Sub-Adviser; (vi) the composite performance history of the Adviser’s and each GIF Sub-Adviser’s proposed investment strategy in comparison to relevant benchmarks; (vii) the amount of the contractual advisory fee proposed to be paid to the Adviser, and the amount of the contractual sub-advisory fee proposed to be paid to each GIF Sub-Adviser, in comparison to available fee information for the Adviser’s and GIF Sub-Advisers’ other clients and similar funds; (viii) the expected profitability of the Adviser and each GIF Sub-Adviser with respect to the GIF and its overall business; (ix) the extent of any economies of scale and whether the fee structure for the Adviser and each GIF Sub-Adviser reflects such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser and each GIF Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the GIF. With respect to the New Investment Advisory Agreement and each GIF Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Investment Advisory Agreement and the GIF Agreements was in the best interests of the GIF and its prospective shareholders. No one factor was determinative in the Board’s consideration of the New Investment Advisory Agreement and the GIF Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Investment Advisory Agreement and each GIF Agreement, the nature, extent and quality of the services to be provided by the Adviser under the New Investment Advisory Agreement and by the GIF Sub-Advisers under the GIF Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the Adviser and the GIF Sub-Advisers prior to and during the November Meeting, which addressed the factors listed previously. During the November Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the Adviser and the GIF Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the GIF Sub-Advisers as new sub-advisers to the GIF, and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel to discuss and consider the information presented in connection with the approval of the New Investment Advisory Agreement and the GIF Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE GLOBAL IMPACT FUND
IIn considering the approval of the New Investment Advisory Agreement on behalf of the GIF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the November Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the Investment Management Committee (“IMC”) of the Board’s review of information related to the New Investment Advisory Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Investment Advisory Agreement, the investment management team at GSCM, the reasonableness of the advisory fees and whether the appointment of GSCM would be reasonable and fair to the GIF and its prospective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the New Investment Advisory Agreement and the materials provided to support each factor.
In making its determination to approve the selection of GSCM as the GIF’s investment adviser, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by GSCM to the GIF; the fees charged by GSCM for its services; information regarding GSCM’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of the novel coronavirus pandemic (“COVID-19”), the Board considered whether and the extent to which COVID-19 had affected the Adviser’s operations, human resources and financial condition. The Trustees evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of existing Fund assets for the underlying Select Funds. The Trustees noted the experience of key personnel in providing investment management and administrative services, the systems used by such persons and the Adviser’s ability to attract and retain capable personnel. The Trustees noted the terms of the New Investment Advisory Agreement and the responsibilities that the Adviser will have as an investment adviser to the GIF, including investment management responsibilities for a portion of the portfolio, oversight of general Fund compliance and compliance with faith-based investment (“FBI”) restrictions and the implementation of Board directives as they may relate to the GIF. The Trustees also noted that, except for the identity of the GIF and its management fee, the New Investment Advisory Agreement is identical in all material respects to other advisory agreements entered into by the Trust for the existing portfolios.
With respect to the management fee, the Board considered detailed information provided by the Adviser regarding the appropriateness of the fee based on the nature and extent of advisory services required for a fund, such as the GIF, utilizing complex investment strategies. The Board further noted that the aggregate management fee for the GIF, based upon information provided in the meeting materials, was comparable to funds with similar investment objectives and policies. The Board concluded that the GIF is likely to benefit from the nature, extent and quality of the services to be provided by the Adviser as a result of the Adviser’s experience, personnel, operations and resources.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that GSCM would provide investment management services that are appropriate in scope and that the fees to be paid to GSCM by the GIF under the New Investment Advisory Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE GLOBAL IMPACT FUND
In considering the approval of the Janus Agreement and RBC Agreement for the GIF, the Board took into account the materials provided prior to and during the November Meeting, the presentations made and the extensive discussions during the November Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the Janus Agreement and the RBC Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the Janus Agreement and the RBC Agreement, the investment management teams at Janus and RBC GAM US, the reasonableness of the sub-advisory fees and whether the appointments of Janus and RBC GAM US would be reasonable and fair to the GIF and its prospective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve each of the Janus Agreement and the RBC Agreement and the materials provided to support each factor.
In making its determination to approve the selections of Janus and RBC GAM US as sub-advisers to the GIF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Janus and RBC GAM US; the composite performance history of the Janus Global Sustainable Equity Strategy (the “Janus Strategy”) and of the RBC GAM US strategy (“RBC Strategy”); the fees charged by Janus and RBC GAM US for their respective services; and information regarding each of Janus’ and RBC GAM US’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected Janus’ and RBC GAM US’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Janus’ and RBC GAM US’s services. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to both Janus’ and RBC GAM US’s respective stated fee schedules.
Because Janus and RBC GAM US did not provide sub-advisory services to the Trust at the time of the November Meeting, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that each of Janus and RBC GAM US provided estimates of profitability for providing its services to the GIF. The Trustees considered the Adviser’s assessment of both Janus’ and RBC GAM US’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Janus and RBC GAM US, believed that Janus and RBC GAM US were financially sound.
The Board considered the fees to be paid to Janus under the Janus Agreement and to RBC GAM US under the RBC Agreement, as well as the overall fee structures under the Janus Agreement and the RBC Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board also noted that the GIF, and not the Adviser, would pay fees to Janus and RBC GAM US directly, and that, as a result, the appointment of Janus and RBC GAM US would not be expected to affect the Adviser’s profitability with respect to the GIF.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Janus, RBC GAM US and their respective affiliates as a result of their arrangements with the GIF. The Board concluded that any potential benefits to be derived by Janus and RBC GAM US included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Board noted the Adviser’s representations that Janus and RBC GAM US would both be comfortable managing their strategies in accordance with the GIF’s FBI policy.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Janus Strategy and the RBC Strategy. The Board noted the Janus Strategy’s performance history versus the benchmark was favorable over historic time periods, generating 5.42% of outperformance (annualized) relative to the MSCI ACWI (All Country World Index) Index over the trailing eight-year period ended September 30, 2020. With regard to the RBC Strategy, the Board also noted favorable performance over historic time periods, generating 0.58% of outperformance (annualized) relative to the Bloomberg Barclays US Aggregate Bond Index since inception (November 2019) ended September 30, 2020. The Board took note that both the Janus Strategy and RBC Strategy outperformed their respective benchmarks for the year-to-date, one-, three- and five-year and analysis periods ended September 30, 2020.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that both Janus and RBC GAM US would provide investment management services that are appropriate in scope and that the fees to be paid to Janus and RBC GAM US by the GIF under their respective sub-advisory agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE GLOBAL IMPACT FUND’S COMPLETION PORTFOLIO AND OVERLAY PROGRAMS
In considering the approval of the GIF Parametric Agreements, the Board took into account the materials provided prior to and during the November Meeting, the presentations made, and the extensive discussions during the November Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the GIF Parametric Agreements and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the GIF Parametric Agreements, the investment management team at Parametric, the reasonableness of the sub-advisory fees and whether the appointment of Parametric would be reasonable and fair to the GIF and its prospective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the GIF Parametric Agreements and the materials provided to support each factor.
In making its determination to approve the selection of Parametric as a sub-adviser to the GIF for completion portfolio services and cash management overlay services, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the GIF Parametric Agreements; the fees charged by Parametric for its completion portfolio services and cash management overlay services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected Parametric’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services and cash management overlay services on behalf of the GIF. The Board considered that the Adviser believed Parametric’s stated fee schedules for such services to be competitive.
The Board considered the profitability information provided by Parametric for its completion portfolio services and cash management overlay services currently provided to certain series of the Trust. The Trustees also considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.
The Board considered the fees to be paid to Parametric under the GIF Parametric Agreements, as well as the overall fee structures under the GIF Parametric Agreements, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that the GIF would pay Parametric a fee for completion portfolio services only when a completion portfolio is being utilized by the GIF. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted there would be no impact to GSCM’s profitability as a result of the utilization of a completion portfolio.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the GIF. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board observed that the purpose of the Parametric completion portfolio engagement would be to provide the Adviser with additional flexibility to manage the GIF’s risk/return profile. The Board also observed that the purpose of the Parametric cash management overlay program would be to help mitigate a potential drag on returns created by holding cash within the GIF. The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s cash management overlay program, the Defensive Market Strategies Fund® (the “DMSF”) and the Strategic Alternatives Fund (the “SAF”), as well as provides completion portfolio services to certain series of the Trust. The Board considered the Adviser’s representation that Parametric would be comfortable implementing the completion portfolio and cash management overlay programs in accordance with the GIF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services and cash management overlay services that are appropriate in scope and that the fees to be paid to Parametric by the GIF under the GIF Parametric Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN FUNDS
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, advised by Independent Counsel, considered the approval of four new sub-advisory agreements (the “New Sub-Advisory Agreements”) among the Adviser, the Trust and the following entities (each, a “Sub-Adviser” and together, the “Sub-Advisers”), respectively: (i) Parametric on behalf of each series of the Trust, except the Money Market Fund (each, a “Fund” and collectively, the “Funds”) (the “Parametric Agreements”); (ii) Forward Management, LLC (d/b/a Salient) (“Salient”) on behalf of the SAF (the “Salient Agreement”); (iii) SSI Investment Management LLC (“SSI”) on behalf of the SAF (the “SSI Agreement”); and (iv) AQR Capital Management, LLC (“AQR” and together with Salient and SSI, the “New SAF Sub-Advisers”) on behalf of the SAF (the “AQR Agreement” and collectively with the Salient Agreement and the SSI Agreement, the “New SAF Agreements”). In connection with the approval of the appointment of Salient as a sub-adviser to the SAF, the Board, including the Independent Trustees, advised by Independent Counsel, approved Broadmark Asset Management LLC (“Broadmark”) as a sub-subadviser to the SAF pursuant to a sub-subadvisory agreement between Salient and Broadmark (the “Broadmark Agreement”). The Board, including the Independent Trustees, advised by Independent Counsel, also approved BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (each, a “Sub-Subadviser” and together with Broadmark, the “Sub-Subadvisers”), affiliates of BlackRock Financial Management, Inc. (“BFM”), a current sub-adviser to the Low-Duration Bond Fund (the “LDBF”), to serve as sub-subadvisers to the LDBF with respect to the portion of the LDBF’s assets that are managed by BFM pursuant to separate sub-subadvisory agreements between BFM and BIL and between BFM and BSL (the “BlackRock Agreements” and together with the Broadmark Agreement, the “Sub-Subadvisory Agreements”). The Board approved the Parametric Agreements at a meeting of the Board held on February 25-26, 2021 (the “February Meeting”), the New SAF Agreements and the Broadmark Agreement at a special meeting of the Board held on March 25, 2021 (the “March Meeting”) and the BlackRock Agreements at a meeting of the Board held on May 24-25, 2021 (the “May Meeting”).
The Board’s decision to approve the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the Funds and their shareholders. Prior to approving the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements, the Board requested and received information from the Adviser, the Sub-Advisers and the Sub-Subadvisers and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each Sub-Adviser and each Sub-Subadviser; (ii) the personnel resources of the Sub-Advisers and Sub-Subadvisers; (iii) the experience and expertise of each Sub-Adviser and each Sub-Subadviser; (iv) the financial capabilities and financial resources of each Sub-Adviser and each Sub-Subadviser; (v) the compliance program and compliance history of each Sub-Adviser and each Sub-Subadviser; (vi) the composite performance history of each Sub-Adviser’s and each Sub-Subadviser’s proposed investment strategy, as applicable, in comparison to relevant benchmarks, if available; (vii) the amount of the contractual sub-advisory fees proposed to be paid to each Sub-Adviser and each Sub-Subadviser in comparison to available fee information for the Sub-Advisers’ and Sub-Subadvisers’ other clients and similar funds; (viii) the expected profitability of each Sub-Adviser and each Sub-Subadviser with respect to the Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structures for each Sub-Adviser and each Sub-Subadviser reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by each Sub-Adviser and each Sub-Subadviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds. With respect to each New Sub-Advisory Agreement and each Sub-Subadvisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements was in the best interests of the Funds and their respective shareholders. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected each Sub-Adviser’s and each Sub-Subadviser’s operations, human resources and financial condition. No one factor was determinative in the Board’s consideration of each New Sub-Advisory Agreement and each Sub-Subadvisory Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements, as well as the nature, extent and quality of the services to be provided by the Sub-Advisers and the Sub-Subadvisers under the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the Sub-Advisers and the Sub-Subadvisers prior to and during the February, March or May Meetings, as applicable, which addressed the factors listed previously. During the February, March or May Meetings, as applicable, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the Sub-Advisers and the Sub-Subadvisers, discussed the comprehensive review process used by the Adviser to recommend the Sub-Advisers and the Sub-Subadvisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements and the Sub-Subadvisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN FUNDS
In considering the approval of the Parametric Agreements on behalf of the Funds, the Board took into account the materials provided prior to and during the February Meeting, the presentations made and the extensive discussions held during the February Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the Parametric Agreements and the recommendation made by the IMC.
In making its determination to approve the Parametric Agreements, the Board, including the Independent Trustees advised by Independent Counsel, took into account a number of considerations. The Board noted that Eaton Vance Corp. (“Eaton Vance”), the parent company of Parametric, had entered into a definitive agreement to be acquired by Morgan Stanley (the “Acquisition”), which was anticipated to close on or about March 1, 2021, and that upon close of the Acquisition, Eaton Vance and its affiliates, including Parametric, would become part of Morgan Stanley Investment Management (“MSIM”), which along with its affiliates, is the investment management division of Morgan Stanley. The Board also noted that upon the Acquisition, the existing agreements with Parametric, on behalf of the Funds, would be terminated as the Acquisition would be considered an “assignment” (as defined under the 1940 Act and the rules thereunder).

The Board considered that the Parametric Agreements were substantially similar to the existing agreements with Parametric on behalf of the Funds. The Board noted that Parametric confirmed it would retain its autonomy in its relationship with MSIM, ensuring that the firm’s investment philosophies, processes and brands would remain unchanged. The Board took into account that Parametric stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that it provides to the Funds. Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for the Funds would remain the same after the Acquisition. The Board considered the anticipated benefits to Parametric as a result of the Acquisition, such as increased access to global distribution, capital and resources.
The Board considered the profitability information provided by Parametric for the services currently provided to the Funds. The Trustees also considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric is financially sound.
The Board considered the fees to be paid to Parametric under the Parametric Agreements, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any change to the current fee schedules with Parametric. The Board also considered the fees charged by other investment advisers that offer similar services. The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the Parametric Agreements.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of the Parametric Agreements. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds. The Board noted the Adviser’s representation that Parametric would be comfortable continuing to serve as sub-adviser to the Funds in accordance with the Funds’ FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would continue to provide investment management services that are appropriate in scope and that the fees to be paid to Parametric under the Parametric Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE STRATEGIC ALTERNATIVES FUND
In considering the approval of the New SAF Agreements and the Broadmark Agreement, the Board took into account the materials provided prior to and during the March Meeting, the presentations made and the extensive discussions held during the March Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the New SAF Agreements and the Broadmark Agreement and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the New SAF Agreements and the Broadmark Agreement, the investment management team at the New SAF Sub-Advisers and Broadmark, the reasonableness of the New SAF Sub-Advisers’ sub-advisory fees and Broadmark’s fees and whether the appointment of the New SAF Sub-Advisers and Broadmark would be in the best interests of the SAF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the New SAF Agreements and the Broadmark Agreement and the materials provided to support each factor.
In making its determination to approve the selection of the New SAF Sub-Advisers and Broadmark, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the New SAF Sub-Advisers and Broadmark; the composite performance history of each New SAF Sub-Adviser’s respective strategy; the fees charged by each New SAF Sub-Adviser and Broadmark for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of each New SAF Sub-Adviser and Broadmark. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected the New SAF Sub-Advisers’ and Broadmark’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New SAF Sub-Advisers and Broadmark. The Board received and considered information about the potential of the New SAF Sub-Advisers and Broadmark to contribute economies of scale as the SAF grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to AQR’s and SSI’s stated fee schedules, respectively. The Board also considered that Salient and Broadmark do not negotiate fees and that the Adviser considered Salient’s and Broadmark’s respective fee schedules to be competitive versus that of its peers, and that Salient, and neither the SAF nor the Adviser, would pay fees to Broadmark directly. In addition, the Board noted that SSI’s fee schedule included a breakpoint that would reduce the sub-advisory fees charged if asset levels increase in the future.
Because this engagement with the New SAF Sub-Advisers and Broadmark would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that each New SAF Sub-Adviser and Broadmark did provide an estimate of profitability for providing its services to the SAF – AQR’s was based on a prescribed methodology considering estimates for revenues and expenses; SSI’s was based on an incremental revenue and expense approach; Salient’s was based on an incremental cost approach; and Broadmark’s was based on an incremental cost approach. The Trustees considered the Adviser’s assessment of each New SAF Sub-Adviser’s and Broadmark’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New SAF Sub-Advisers and Broadmark, believed that each New SAF Sub-Adviser and Broadmark were financially sound.
The Board considered the fees to be paid to AQR, SSI and Salient under the New SAF Agreements and Broadmark under the Broadmark Agreement, as well as the overall fee structure under the New SAF Agreements and Broadmark Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the SAF’s overall management and advisory fees would increase by approximately 0.17% (17 basis points). The Board also noted that the SAF, and not the Adviser, would pay fees to AQR, SSI and Salient directly, and that Salient, and neither the SAF nor the Adviser, would pay fees to Broadmark directly. The Board considered and reviewed the implementation of a new expense limitation arrangement for both the SAF’s Institutional Class and Investor Class, whereby the Adviser has agreed to pay, waive or assume expenses of each class of the SAF to the extent needed to limit the respective total annual operating expenses of a class (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 1.08% and 1.40% for the Institutional Class and Investor Class, respectively. Accordingly, the Trustees observed that the increase in the SAF’s overall management and advisory fees would result in expenses covered by the expense cap and that the Adviser’s profitability is expected to decline as a result of direct SAF operating expenses for each class being above the expense caps. The Trustees further observed that if the SAF operates above its expense caps, any reduction in expenses covered by the caps would inure to the benefit of the Adviser due to a decrease in the advisory fee waivers.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New SAF Sub-Adviser and Broadmark, and its respective affiliates, as a result of its arrangements with the SAF. The Board concluded that any potential benefits to be derived by the New SAF Sub-Advisers and Broadmark included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Adviser informed the Board that it has a positive working relationship with AQR, noting that AQR currently serves as a sub-adviser to the DMSF, International Equity Fund and Emerging Markets Equity Fund.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of AQR’s Delphi Long-Short Equity Strategy (the “AQR Strategy”), the strategy to be used by AQR to manage the firm’s allocated portion of the SAF. The Board noted the AQR Strategy’s performance history versus the benchmark, the Bloomberg Barclays 1-3 Month US Treasury Bill Index, had been favorable over historic time periods, with the AQR Strategy outperforming its benchmark for the three-, five- and seven-year and analysis periods ended December 31, 2020, and underperforming the benchmark for the year-to-date and one-year periods. The Board also noted that the composite performance was derived by carving out the U.S. large cap exposure from the Delphi Long-Short Equity composite and adjusting the risk of the performance to be in line with the AQR Strategy.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of SSI’s Hedged Convertible Income Strategy (the “SSI Strategy”), the strategy to be used by SSI to manage the firm’s allocated portion of the SAF. The Board noted the SSI Strategy’s performance history versus the benchmark, the Bloomberg Barclays 1-3 Month US Treasury Bill Index, had been favorable over historic time periods, with the SSI Strategy outperforming its benchmark for all periods, including the year-to-date, one-, three-, five- and seven-year and analysis periods ended December 31, 2020.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Salient (and Broadmark) Tactical Growth Strategy (the “Salient Strategy”), the strategy to be used by Salient (and Broadmark) to manage the firm’s allocated portion of the SAF. The Board noted the Salient Strategy’s performance history versus the composite benchmark, comprised of 35% of the S&P 500® Index and 65% of the Bloomberg Barclays 1-3 Month US Treasury Bill Index, had been favorable over historic time periods, with the Salient Strategy outperforming its benchmark for the year-to-date, one-, five- and seven-year and analysis periods ended December 31, 2020, and underperforming the benchmark for the three-year period.
The Board considered the Adviser’s representation that each New SAF Sub-Adviser and Broadmark would be comfortable managing its respective strategies in accordance with the SAF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New SAF Sub-Advisers and Broadmark would provide investment management services that are appropriate in scope and that the fees to be paid to AQR, SSI and Salient by the SAF under the New SAF Agreements and to Broadmark by Salient under the Broadmark Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
BOARD APPROVAL OF NEW SUB-SUBADVISORY AGREEMENTS FOR THE LOW-DURATION BOND FUND
In considering the approval of the BlackRock Agreements, the Board took into account the materials provided prior to and during the May meeting, the presentations made and the extensive discussions held during the May meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the BlackRock Agreements and the recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the BlackRock Agreements, the investment management team at BIL and BSL, the reasonableness of BFM’s sub-advisory fees, BFM’s oversight of BIL and BSL and whether the appointment of BIL and BSL would be in the best interests of the LDBF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the BlackRock Agreements and the materials provided to support each factor.
In making its determination to approve the selection of BIL and BSL as a sub-subadvisers to the LDBF, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by BIL and BSL; the composite performance history of the strategy BFM employs with respect to its allocated LDBF portfolio account; the fees charged by BFM for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of BIL and BSL. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected BIL’s and BSL’s operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend BIL and BSL. The Board received and considered information about the potential of BIL and BSL to contribute economies of scale as the LDBF grows in size.

The Board considered the profitability information provided by BFM for the services currently provided to the LDBF. The Trustees considered the Adviser’s assessment of BlackRock, Inc.’s and its subsidiaries’, which includes BFM, BIL and BSL (“BlackRock”), financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by BlackRock, believed that BlackRock were financially sound.
The Board considered the fees paid to BFM, as well as the overall fee structure under the BlackRock Agreements, in light of the nature, extent and quality of the services to be provided. The Board noted that any fees payable to BIL and BSL would be made by BFM from its own assets. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the LDBF’s overall management and advisory fees would remain unchanged. The Board also noted that the LDBF, and not the Adviser, pays the fees directly to BFM.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by BIL and BSL, and their respective affiliates, as a result of their arrangements with the LDBF. The Board concluded that any potential benefits to be derived by BIL and BSL included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Adviser informed the Board that it has a positive working relationship with BFM. The Board considered that BFM would retain authority and oversight of the portion of the LDBF assets allocated to the BFM portfolio account by the Adviser and would allocate portions of the BFM portfolio account to BIL and/or BSL, when necessary. The Board took into account that BFM would be responsible for any action taken by BIL and/or BSL on behalf of BFM in assisting BFM under the Blackrock Agreements to the same extent as if BFM had taken such action directly. The Board noted that BFM or the Adviser confirmed that the portfolio managers, the investment strategy, the investment philosophy and process, the fee schedule, the investment guidelines and the amount allocated to BFM, including the affiliates, would remain as is within the LDBF.
The Board considered the Adviser’s representation that BIL and BSL would be comfortable managing LDBF’s assets in accordance with the FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that BIL and BSL would provide investment management services that are appropriate in scope and that the fees paid to BFM continue to be fair and reasonable in light of the nature, extent and quality of services provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

LIQUIDITY RISK MANAGEMENT PROGRAM
Pursuant to Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended, GuideStone Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), based on factors specific to the circumstances of each Fund. The Rule defines liquidity risk as the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
The Board of Trustees (the “Board”) of the Trust met at a Board meeting held on May 24-25, 2021 (the "Meeting") to review the Trust's Program. The Board previously approved the Program and designated the Liquidity Risk Management Committee (the “Committee”) of GuideStone Capital Management, LLC as the administrator of the Program. At the Meeting, the Committee provided the Board with a report which addressed the operation of the Program from April 1, 2020 through March 31, 2021 (the “Review Period”) and assessed the adequacy and effectiveness of its implementation. The Committee reported on the following reviews and conclusions:
•	the process for categorizing each Fund’s portfolio holdings into one of four liquidity categories, as defined in the Rule and the role of the Funds’ third-party liquidity classification data provider in the classification process, noting that no operational or compliance issues were detected;
•	a review of the Funds’ liquidity factors, as enumerated in the Rule;
•	the Funds remained primarily highly liquid, as the term is defined in the Rule;
•	due to the highly liquid nature of the Funds, a highly liquid investment minimum had not been established;
•	there were no liquidity events that materially affected the ability of the Funds to sell portfolio securities without significantly affecting their market value in order to timely meet redemptions without dilution to ongoing shareholders;
•	at no time during the Review Period did any Fund approach the 15% Limit or 15% Threshold on illiquid investments, as those terms are defined in the Program;
•	there were no material changes to the Program during the Review Period;
•	the Program is reasonably designed and is operating effectively to assess and manage the liquidity risk for each Fund;
•	the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to developments with the potential to impact the Funds’ liquidity.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.
INVESTMENT SUB-ADVISERS (Assets under management as of June 30, 2021) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$9.5Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1994	$9.5Tr
	Pacific Investment Management Company LLC	1971	$2.2Tr

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	Parametric Portfolio Associates LLC	1987	$410.8B
	Payden & Rygel	1983	$145.5B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 2.1Tr
	Pacific Investment Management Company LLC	1971	$ 2.2Tr
	Parametric Portfolio Associates LLC	1987	$410.8B
	Western Asset Management Company, LLC	1971	$491.3B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$357.7B
	Neuberger Berman Investment Advisers LLC	2002	$433.0B
	Parametric Portfolio Associates LLC	1987	$410.8B
	Western Asset Management Company, LLC	1971	$491.3B
Defensive Market Strategies®	American Century Investment Management, Inc.	1958	$236.7B
	AQR Capital Management, LLC	1998	$137.0B
	Parametric Portfolio Associates LLC	1987	$410.8B
	Shenkman Capital Management, Inc.	1985	$ 29.3B
Equity Index	Legal & General Investment Management America, Inc.	2006	$256.6B
Value Equity	American Century Investment Management, Inc.	1958	$236.7B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 50.6B
	The London Company of Virginia, LLC	1994	$ 16.3B
	Parametric Portfolio Associates LLC	1987	$410.8B
	TCW Investment Management Company LLC	1971	$265.8B
Growth Equity	Brown Advisory, LLC	1993	$ 69.0B
	ClearBridge Investments, LLC	2005	$198.5B
	Loomis, Sayles & Company, L.P.	1926	$357.7B
	Parametric Portfolio Associates LLC	1987	$410.8B
	Sands Capital Management, LLC	1992	$ 77.6B
Small Cap Equity	American Century Investment Management, Inc.	1958	$236.7B
	Delaware Investments Fund Advisers	1929	$360.8B
	Jacobs Levy Equity Management, Inc.	1986	$ 14.5B
	Parametric Portfolio Associates LLC	1987	$410.8B
	TimesSquare Capital Management, LLC	2000	$ 16.1B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$256.6B
International Equity	Altrinsic Global Advisors, LLC	2000	$ 10.6B
	AQR Capital Management, LLC	1998	$137.0B
	Harris Associates L.P.	1976	$122.7B
	MFS Institutional Advisors, Inc.	1924	$661.4B
	Parametric Portfolio Associates LLC	1987	$410.8B
	WCM Investment Management, LLC	1976	$ 97.7B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$137.0B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.1Tr
	Parametric Portfolio Associates LLC	1987	$410.8B
	RBC Global Asset Management (UK) Limited	2013	$ 65.3B
	Wellington Management Company LLP	1928	$ 1.4Tr
Global Real Estate Securities	Heitman Real Estate Securities, LLC	1989	$ 46.0B
	RREEF America L.L.C.	1975	$ 1.0Tr
Strategic Alternatives	AQR Capital Management, LLC	1998	$137.0B
	Forward Management, LLC (d/b/a Salient)	1998	$ 1.6B
	Broadmark Asset Management LLC	1999	$ 1.4B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.1Tr
	P/E Global LLC	2000	$ 13.9B
	Parametric Portfolio Associates LLC	1987	$410.8B
	SSI Investment Management LLC	1973	$ 2.7B
Global Impact	Janus Capital Management LLC	2012	$427.6B
	Parametric Portfolio Associates LLC	1987	$410.8B
	RBC Global Asset Management (U.S.) Inc.	1983	$ 60.2B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 12.2Tr
Cash Overlay for Target Date, Target Risk, Fixed Income, Equity and Real Assets Select Funds	Parametric Portfolio Associates LLC	1987	$410.8B

GuideStone Funds

5005 LBJ Freeway, Ste. 2200, Dallas, TX 75244-6152
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	September 2, 2021

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	September 2, 2021

*	Print the name and title of each signing officer under his or her signature.